UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-05962
Name of Registrant:	Vanguard Variable Insurance Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: December 31
Date of reporting period: January 1, 2016 – December 31, 2016
Item 1: Reports to Shareholders

Vanguard

•Focus•Integrity•Stewardship•Enfoque•Integridad•Administración
•Focus•Integriteit•Rentmeesterschap
•フォーカス•整合性•管理•Messa a fuoco•Integrità•amministrazione
•Intégrité•Concentration•Contrôle•Fokus•Integrität•Verwaltung•专注•诚信•尽责管理

Annual Report | December 31, 2016

Vanguard Variable Insurance Fund
Balanced Portfolio	Mid-Cap Index Portfolio
Capital Growth Portfolio	Moderate Allocation Portfolio
Conservative Allocation Portfolio	Money Market Portfolio
Diversified Value Portfolio	REIT Index Portfolio
Equity Income Portfolio	Short-Term Investment-Grade Portfolio
Equity Index Portfolio	Small Company Growth Portfolio
Growth Portfolio	Total Bond Market Index Portfolio
High Yield Bond Portfolio	Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)
International Portfolio

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.
We believe there is no wiser course for any investor.

Contents

A Message from Vanguard’s Chairman
Market Perspective
Balanced Portfolio
Capital Growth Portfolio
Conservative Allocation Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Moderate Allocation Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Investment-Grade Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio
(with underlying Equity Index Portfolio)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: No matter what language you speak, Vanguard has one consistent message and set of principles. Our primary focus is on you, our clients. We conduct our business with integrity as a faithful steward of your assets. This message is shown translated into seven languages, reflecting our expanding global presence.

A Message from Vanguard’s Chairman

Dear Planholder,

Capital markets reacted in 2016 to two significant and unexpected events—the United Kingdom’s vote to exit the European Union and the election of Donald Trump as U.S. president. Despite some short-term volatility following both events, the markets’ performance for the calendar year proved less dramatic. U.S. stocks posted healthy returns, and U.S. bond results were close to their long-term averages. International stocks and bonds also advanced, although returns for U.S. investors were reduced by the strength of the U.S. dollar.

The surprises of 2016 remind us to be skeptical of overly precise predictions about 2017. For example, market prognosticators often forecast where the Standard & Poor’s 500 Index or the yield of the 10-year U.S. Treasury note will end up in 12 months. Such predictions can be attention-getting. They can also be dead wrong.

Investors are better off taking note of long-term trends that stand to influence our economies and markets. We’re watching these trends closely, and we discuss our latest assessment in our 2017 economic and market outlook, which you can read at vanguard.com/research.

Expect stabilization, not stagnation

One phenomenon in particular that we’re watching is the low-growth, low-interest-rate environment that has marked the global economy since the 2008–09 financial crisis. We don’t think this economic backdrop is simply a result of cyclically weak demand or long-term stagnation. Instead, falling technology costs are restraining businesses’ capital investment, an aging population is weighing on growth in the developed world, and the free movement of capital and products across the globe has restrained prices and wages.

In the near term, these forces will continue to dampen growth, inflation, and interest rates. They also make it unlikely that further monetary stimulus from central banks will do much to spur growth.

I realize this all may sound gloomy, but that’s not how we see it. In fact, we believe that global growth could pick up modestly over time. Our expectation is based on a potential rebound in productivity as new digital technologies are used more effectively. We also anticipate a slight recovery in the U.S. labor force as the baby boom generation finishes its transition to retirement, nudging up demand for workers.

The U.S. economy remains firmly on a long-term growth path of about 2% per year. That’s lower than the historical average of 3.25% since 1950. But we see such growth at the current level as fundamentally sound rather than abnormally low. Our evaluation takes into account lower U.S. population growth and the reality that the economic expansion that took place from the 1980s until the financial crisis was fueled by debt, distorting the numbers.

Turning to prices, we think that core U.S. inflation should modestly exceed 2% in 2017. That, in turn, will support further interest rate increases by the Federal Reserve, similar to the one it enacted in December. We expect the Fed to raise rates in 2017 before taking an extended pause, and we see the federal funds rate staying below 2% through at least 2018.

Vanguard’s outlook for global stocks and bonds remains the most guarded in ten years, given fairly high stock valuations and low interest rates. Our outlook for global equities isn’t bearish but rather is fairly positive when you take into account the low-rate environment. And with global bonds, we don’t expect yields to increase materially from their year-end 2016 levels.

Focus on keys to investment success

Significant trends often happen gradually. Like shifting tides, they’re sometimes barely noticeable at first but ultimately can change the landscape entirely. No matter what the future holds, we believe that investors have the best chance for success if they concentrate on what they can control: their goals, asset allocation, and investment costs, along with the discipline to stick to a plan.

As Tim Buckley, our chief investment officer, likes to say, this can be easy to say but harder to do, especially in times of uncertainty. Investors who can stay focused on these four keys will find themselves well-positioned to weather any market.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
January 12, 2017

1

Market Perspective

Stocks ended 2016 with a rally, while bonds trimmed earlier gains

After posting modest gains in the first three quarters of 2016, stocks closed the year with a rally following the U.S. presidential election. In contrast, bonds started with notable price gains but reversed course by the fourth quarter, ending with annual returns that were positive, but lower than those compiled over the first nine months.

The broad U.S. stock market, as measured by the Russell 3000 Index, finished the year up 12.74%. The possibility of less government regulation, more fiscal stimulus in the form of infrastructure spending, and tax-law changes under a new administration contributed to stocks’ late advance. Also, the economy continued expanding and corporate earnings began to rise as 2016 progressed.

U.S. small-capitalization stocks outperformed their large- and mid-cap counterparts, while value stocks outpaced growth. Among sectors, only health care failed to post gains. Notable contributions came from financial and technology stocks, while energy stocks, helped by rising prices, posted the highest total return.

U.S. bond prices went up, then fell amid economic optimism

Demand for U.S. bonds dropped sharply and yields rose after the election as the markets anticipated faster growth and higher inflation. The bond market’s fourth-quarter slump came as job creation remained solid, wages trended higher, and commodity prices recovered modestly. The Federal Reserve, also expecting the economy to continue performing well, raised short-term interest rates in December for the first time in a year and only the second time in a decade.

The yield of the bellwether 10-year U.S. Treasury note, which tumbled over the first half of the year from 2.30% to 1.47%, ended December at 2.44%. The broad U.S. bond market returned 2.65%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index. Investment-grade corporate bonds outperformed Treasuries and mortgage-backed securities.

For U.S. investors, a strong dollar muted international stock returns

Outside the United States, equity markets recorded modest gains despite unexpected political developments in 2016, most notably the United Kingdom’s June vote to leave the European Union. Gains in non-U.S. stock markets were reduced for U.S. investors because many major currencies, especially the British pound, weakened in relation to the U.S. dollar. The FTSE All-World ex US Index returned 4.80%.

Among non-U.S. sectors, energy and materials performed strongly as they benefited from rising commodity prices. As in the United States, health care stocks globally lost ground.

International bond markets generated positive returns for U.S.-based investors, particularly if the impact of weakening foreign currencies was hedged away. (Currency hedging can have the reverse effect of reducing returns when the dollar weakens.) Continued aggressive stimulus by central banks, including those in Europe and Japan, kept pressure on yields, boosting bond prices. The Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) returned 4.90%.

Market Barometer
		Average Annual Total Returns
		Periods Ended December 31, 2016
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	12.05%	8.59%	14.69%
Russell 2000 Index (Small-caps)	21.31	6.74	14.46
Russell 3000 Index (Broad U.S. market)	12.74	8.43	14.67
FTSE All-World ex US Index (International)	4.80	-1.16	5.52

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	2.65%	3.03%	2.23%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	0.25	4.14	3.28
Citigroup Three-Month U.S. Treasury Bill Index	0.27	0.09	0.08

CPI
Consumer Price Index	0.73%	1.00%	1.53%

2

Vanguard® Balanced Portfolio

Advisor’s Report

Vanguard Balanced Portfolio returned 11.01% net of fees and expenses for the 12 months ended December 31, 2016. The portfolio outperformed the 9.22% return of its blended benchmark (a mix of 65% large-capitalization stocks and 35% high-quality corporate bonds) and the 6.81% average return of peer funds. Both the stock and bond portions of the portfolio outperformed their respective benchmarks, the Standard & Poor’s 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index.

Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

Stock markets in the United States posted strong double-digit returns for the year, notwithstanding significant volatility. The S&P 500 Index returned 11.96%, the MSCI World Index returned 8.15%, and the MSCI EAFE Index returned 1.00%. In the United States, large-capitalization value stocks generally outperformed large-cap growth stocks, as measured by the Russell 1000 Value Index (+17.34%) and Russell 1000 Growth Index (+7.08%).

Early in the first quarter of 2016, stocks plunged and moved in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investors’ minds. However, equities surged in late February and March as solid economic data, a stabilization in oil prices, and accommodative commentary from the U.S. Federal Reserve worked to calm the market’s jitters. A better-than-expected U.S. corporate earnings season in the second quarter and an encouraging economic backdrop helped sustain the rally. At its June meeting, the Fed left rates unchanged and reduced its growth and long-run policy rate forecasts, citing mixed U.S. economic data and uncertainty about global economic and financial developments.

After plunging in the two trading days following the United Kingdom’s June 23 Brexit vote, U.S. stocks staged an impressive comeback. A confluence of worries contributed to increased volatility during September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose after Donald Trump’s win, on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December, the Fed raised rates by 0.25%, a well-telegraphed move and only the second hike in the last decade.

The U.S. fixed income market rose during the year, with the Bloomberg Barclays U.S. Aggregate Bond Index returning 2.65%. The higher-quality credit market performed even better, with the Bloomberg Barclays U.S. Credit A or Better Bond Index returning 3.94%. The yield on the 10-year U.S. Treasury note fell then rose, starting 2016 at 2.24% and ending at 2.45%.

Our successes

The equity portfolio’s outperformance was driven by positive stock selection and sector allocation. Stock selection was strongest in the industrial, energy, and health care sectors. Overweight allocations to financials and energy also aided relative results. Financials did well as investor sentiment improved based on expectations for a more business-friendly regulatory environment and higher interest rates. Positions in Chevron, JP Morgan Chase, Bank of America, and Comcast contributed most to the portfolio’s absolute returns; an allocation to Prudential Financial was also a top contributor when looking at benchmark-relative results.

Chevron shares outperformed as energy prices recovered over the course of the year. The energy sector, and Chevron stock in particular, fit our capital cycle framework as supply was contracting because of weak sector returns when we established our overweight exposure. The company had a strong balance sheet and

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Balanced Portfolio	11.01%	6.93%
Composite Stock/Bond Index[1]	9.22	6.47
Variable Insurance Mixed-Asset Target Growth Funds Average[2]	6.81	4.59
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Growth
	Portfolio[3]	Funds Average[4]
Balanced Portfolio	0.23%	0.60%

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Balanced Portfolio’s expense ratio was 0.23%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Balanced Portfolio

attractive downside protection; in recent years, it has invested in projects that we believe will strongly generate cash flow with higher oil prices. We continue to own the name.

Bank of America performed well. It has invested heavily in IT improvements, made adjustments to its business model, and impressed investors with solid results. The company has streamlined operations and right-sized the business so that interest rate increases should provide optionality. Even without rate increases, we expect the bank’s earnings will continue to improve; thus, we remain invested.

The fixed income portfolio’s outperformance was led by strong selection in investment-grade corporate credit, primarily among industrial issuers. Our underweight to noncorporate credit, particularly supranationals, added to results. Our out-of-benchmark allocation to asset-backed securities also helped, as did our duration/yield curve positioning.

Our shortfalls

In the equity portfolio, weak selection in consumer staples, financials, and information technology detracted from relative results. Our overweight to health care, the sector with the second-worst performance in the S&P 500 Index, also detracted from relative performance.

AstraZeneca, Citigroup, Cardinal Health, and Bristol-Myers Squibb hurt absolute results most.

Although our selection in health care contributed to relative performance overall, one of the holdings, AstraZeneca, was the portfolio’s top detractor. The U.K.-based global pharmaceutical company underperformed following news that a competitor’s Alzheimer’s drug trial would be halted. In addition, the company’s drug trials for head and neck cancers were temporarily put on hold. The company has said that no other immuno-oncology combination trials are affected and that it has made progress in other areas. We remain invested based on a view that the company’s treatments are innovative and that share-price weakness is transitory.

On the fixed income side, an underweight to basic industry within investment-grade credit detracted. Our out-of-benchmark allocation to collateralized mortgage obligations also modestly detracted. Credit spreads tightened, which led to positive excess returns, and resulted in our underweight detracting from results.

Portfolio positioning

In the equity portfolio, our largest sector overweight allocations at the end of the period were to financials, energy, and health care. Our largest underweights were in information technology and consumer discretionary. Our sector positioning is a result of our bottom-up stock selection process, and it did not change dramatically during the year. We trimmed our overweight to health care based on valuation and increased our underweights to consumer staples and information technology in response to price appreciation in those sectors.

We increased our exposure to materials and are modestly overweight where we had been underweight at the start of the period. This positioning shift was based on weakness in the sector. Our overweight position in financials increased, particularly because of the reclassification of real estate as its own sector. We maintain an underweight allocation to real estate, and this caused an increase in our relative exposure to financials. In financials, we remain most overweighted in banks and insurance.

We remain most underweighted in the information technology and consumer discretionary sectors, based on where we are finding opportunities that fit our investment approach. Valuations appear stretched for many of these companies, dividends tend to be below the market average, and we find that other sectors tend to offer stronger and more stable earnings stories relative to expectations.

We are encouraged by improved performance based on what we see as a renewed focus on fundamentals and the rotation from low-volatility “safety” stocks to sectors that have been more attractive in our investment framework, particularly following the presidential election. We continue to seek investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply-and-demand trends, and solid companies that are temporarily out of favor.

On the fixed income side, the markets are convinced that the incoming administration is pro-economic growth, pro-inflation, and pro-cyclically higher interest rates, and we agree. The U.S. economic news and inflationary lead indicators were starting to turn up before the election, and the prospects of expanded fiscal policies, reduced regulations, and inflationary trade practices add fuel. We now believe interest rate shifts, rather than credit risk, are the main challenge to fixed income markets. Much of that move has already taken place

We anticipate increased volatility because of the election outcome, as much uncertainty remains and the predictability of the new administration is low, offering opportunities for surprise. In this market context, we are focused on identifying solid company-specific investment catalysts and mispriced individual securities, rather than investing based on broad themes. We remain disciplined in our application of our investment process, which enables us to create a balanced portfolio that we believe should perform well in a variety of environments. We continue to focus on long-term, low-turnover investing—features that we believe have served the fund’s shareholders well over time.

Edward P. Bousa, CFA,
Senior Managing Director and
Equity Portfolio Manager

John C. Keogh,
Senior Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

January 12, 2017

2

Vanguard Balanced Portfolio

Portfolio Profile
As of December 31, 2016

Total Portfolio Characteristics

Yield[1]	2.38%
Turnover Rate	33%
Expense Ratio[2]	0.23%
Short-Term Reserves	2.3%

Total Portfolio Volatility Measures[3]
	Portfolio Versus	Portfolio Versus
	Composite Index[4]	Broad Index[5]
R-Squared	0.97	0.94
Beta	0.99	0.63

Equity Characteristics
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Number of Stocks	98	505	3,833
Median Market Cap	$89.4B	$84.8B	$54.2B
Price/Earnings Ratio	20.9x	23.0x	24.4x
Price/Book Ratio	2.3x	2.9x	2.8x
Dividend Yield	2.6%	2.1%	2.0%
Return on Equity	16.6%	17.4%	16.5%
Earnings Growth Rate	3.7%	8.1%	8.2%
Foreign Holdings	9.5%	0.0%	0.0%

Fixed Income Characteristics
	Comparative		Broad
	Portfolio	Index[7]	Index[8]
Number of Bonds	775	3,516	10,054
Yield to Maturity	2.9%[9]	2.9%	2.6%
Average Coupon	3.5%	3.5%	3.1%
Average Effective
Maturity	6.6 years	6.9 years	5.9 years
Average Duration	9.6 years	9.8 years	8.1 years

Ten Largest Stocks[10] (% of equity portfolio)

Microsoft Corp.	Systems Software	3.2%
JPMorgan Chase & Co.	Diversified Banks	3.0
Chevron Corp.	Integrated Oil & Gas	2.9
Intel Corp.	Semiconductors	2.6
Wells Fargo & Co.	Diversified Banks	2.6
Alphabet Inc. Class A	Internet Software
	& Services	2.6
Bank of America Corp.	Diversified Banks	2.6
Comcast Corp. Class A	Cable & Satellite	2.5
Merck & Co. Inc.	Pharmaceuticals	2.3
Chubb Ltd.	Property
	& Casualty
	Insurance	2.2
Top Ten		26.5%
Top Ten as % of Total Net Assets		17.4%

Sector Diversification (% of equity portfolio)
	Comparative		Broad
	Portfolio	Index[6]	Index[5]
Consumer Discretionary	6.8%	12.0%	12.5%
Consumer Staples	7.7	9.4	8.3
Energy	10.9	7.5	7.0
Financials	24.8	14.8	15.4
Health Care	15.2	13.6	13.0
Industrials	11.1	10.3	10.8
Information Technology	13.4	20.8	20.0
Materials	3.2	2.8	3.3
Real Estate	1.0	2.9	4.1
Telecommunication
Services	2.1	2.7	2.4
Utilities	3.8	3.2	3.2

Portfolio Asset Allocation

1 30-day SEC yield for the portfolio. See definition on the next page.
2 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Balanced Portfolio’s expense ratio was 0.23%.
3 For an explanation of R-squared, beta, and other terms used here, see definitions on the next page.
4 Composite Stock/Bond Index, weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
5 Dow Jones U.S. Total Stock Market Float Adjusted Index.
6 S&P 500 Index.
7 Bloomberg Barclays U.S. Credit A or Better Bond Index.
8 Bloomberg Barclays U.S. Aggregate Bond Index.
9 Before expenses.
10 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Balanced Portfolio

Distribution by Credit Quality[1]
(% of fixed income portfolio)

U.S. Government	18.1%
Aaa	4.4
Aa	15.4
A	42.8
Baa	17.8
Cash	1.5

Sector Diversification[2]
(% of fixed income portfolio)

Asset-Backed	3.1%
Finance	26.9
Foreign	5.6
Government Mortgage-Backed	0.2
Industrial	34.5
Treasury	17.6
Utilities	6.6
Other	5.5

Equity Investment Focus

Fixed Income Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Source: Moody’s Investors Service.
2 The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

4

Vanguard Balanced Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

		Average Annual Total Returns		Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Balanced Portfolio	11.01%	10.49%	6.93%	$19,551
S&P 500 Index	11.96	14.66	6.95	19,572
Composite Stock/Bond Index[1]	9.22	10.77	6.47	18,724
Variable Insurance Mixed-Asset
Target Growth Funds Average[2]	6.81	8.60	4.59	15,659
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Weighted 65% S&P 500 Index and 35% Bloomberg Barclays U.S. Credit A or Better Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Balanced Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (65.3%)
Consumer Discretionary (4.5%)
Comcast Corp. Class A	594,569	41,055
Ford Motor Co.	1,474,530	17,886
Lowe’s Cos. Inc.	212,770	15,132
Twenty-First Century
Fox Inc. Class A	506,134	14,192
Hilton Worldwide
Holdings Inc.	464,366	12,631
L Brands Inc.	112,620	7,415
Bayerische Motoren
Werke AG	60,433	5,628
		113,939
Consumer Staples (5.0%)
Mondelez International Inc.
Class A	400,670	17,762
PepsiCo Inc.	169,750	17,761
Walgreens Boots
Alliance Inc.	201,340	16,663
CVS Health Corp.	209,550	16,536
Philip Morris
International Inc.	157,930	14,449
Diageo plc	500,633	12,991
Costco Wholesale Corp.	74,260	11,890
Unilever NV	264,532	10,867
Coca-Cola Co.	162,940	6,755
British American
Tobacco plc	55,457	3,143
		128,817
Energy (7.1%)
Chevron Corp.	413,500	48,669
Exxon Mobil Corp.	282,487	25,497
TOTAL SA	471,804	24,200
Royal Dutch Shell plc
Class B	680,292	19,546
Anadarko Petroleum Corp.	207,350	14,459
Suncor Energy Inc.	368,900	12,062
Hess Corp.	166,560	10,375
EOG Resources Inc.	69,262	7,002
Halliburton Co.	102,770	5,559
Eni SPA	321,085	5,205
Valero Energy Corp.	75,750	5,175
Marathon Petroleum Corp.	68,835	3,466
		181,215
Financials (16.3%)
JPMorgan Chase & Co.	589,258	50,847
Wells Fargo & Co.	781,560	43,072
Bank of America Corp.	1,932,937	42,718
Chubb Ltd.	282,500	37,324
Prudential Financial Inc.	339,410	35,319
PNC Financial Services
Group Inc.	258,500	30,234
BlackRock Inc.	44,009	16,747
Marsh & McLennan
Cos. Inc.	243,730	16,474

	Northern Trust Corp.	174,320	15,523
	Mitsubishi UFJ Financial
	Group Inc.	2,409,130	14,858
	Synchrony Financial	403,480	14,634
	Goldman Sachs Group Inc.	58,100	13,912
	MetLife Inc.	249,873	13,466
	Bank of Nova Scotia	194,010	10,803
	US Bancorp	207,250	10,646
	Intercontinental
	Exchange Inc.	179,350	10,119
	BNP Paribas SA	141,838	9,026
	Hartford Financial
	Services Group Inc.	179,250	8,541
	Zurich Insurance Group AG	18,060	4,963
	Citigroup Inc.	73,190	4,350
	UBS Group AG	270,203	4,234
	American International
	Group Inc.	62,730	4,097
	Tokio Marine Holdings Inc.	91,200	3,734
			415,641
Health Care (9.9%)
	Merck & Co. Inc.	642,019	37,796
	Bristol-Myers Squibb Co.	578,580	33,812
	Johnson & Johnson	223,500	25,749
^	AstraZeneca plc ADR	871,288	23,804
	Medtronic plc	322,790	22,992
	UnitedHealth Group Inc.	119,915	19,191
	Pfizer Inc.	567,663	18,438
	Eli Lilly & Co.	222,555	16,369
	Cardinal Health Inc.	224,790	16,178
	Novartis AG	209,658	15,247
*	HCA Holdings Inc.	107,870	7,985
	McKesson Corp.	41,130	5,777
	Roche Holding AG	21,923	4,997
*	Regeneron
	Pharmaceuticals Inc.	12,190	4,475
			252,810
Industrials (7.2%)
	United Parcel Service Inc.
	Class B	271,638	31,141
	CSX Corp.	616,052	22,135
	Lockheed Martin Corp.	67,050	16,758
	Honeywell International Inc. 142,805		16,544
	Caterpillar Inc.	170,901	15,849
	FedEx Corp.	77,140	14,363
	Eaton Corp. plc	202,540	13,588
	Siemens AG	110,010	13,470
	Boeing Co.	73,130	11,385
	Canadian National
	Railway Co.	166,348	11,212
	Schneider Electric SE	93,810	6,517
	Airbus SE	94,290	6,228
	ABB Ltd. ADR	273,098	5,754
			184,944

Information Technology (8.7%)
Microsoft Corp.	856,374	53,215
Intel Corp.	1,203,990	43,669
* Alphabet Inc. Class A	54,150	42,911
Apple Inc.	294,062	34,058
Accenture plc Class A	161,060	18,865
Cisco Systems Inc.	605,036	18,284
Texas Instruments Inc.	113,690	8,296
eBay Inc.	116,230	3,451
		222,749
Materials (2.1%)
Dow Chemical Co.	312,370	17,874
International Paper Co.	269,410	14,295
BHP Billiton plc	508,588	8,098
Monsanto Co.	61,780	6,500
Linde AG	38,437	6,305
		53,072
Real Estate (0.7%)
American Tower Corporation	132,722	14,026
AvalonBay Communities Inc.	15,670	2,776
		16,802
Telecommunication Services (1.3%)
Verizon
Communications Inc.	640,280	34,178

Utilities (2.5%)
NextEra Energy Inc.	231,910	27,704
Dominion Resources Inc.	284,710	21,806
Exelon Corp.	400,160	14,202
		63,712
Total Common Stocks
(Cost $1,252,284)		1,667,879

6

Vanguard Balanced Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (5.8%)
U.S. Government Securities (5.6%)
United States Treasury Note/Bond	0.625%	7/31/17	8,000	7,998
United States Treasury Note/Bond	1.000%	9/15/17	17,240	17,264
United States Treasury Note/Bond	0.750%	10/31/17	9,200	9,191
United States Treasury Note/Bond	0.625%	11/30/17	5,575	5,561
United States Treasury Note/Bond	0.875%	3/31/18	750	749
United States Treasury Note/Bond	0.750%	4/30/18	1,500	1,495
United States Treasury Note/Bond	1.000%	5/31/18	5,500	5,497
United States Treasury Note/Bond	0.750%	8/31/18	1,300	1,292
United States Treasury Note/Bond	1.375%	9/30/18	19,000	19,071
United States Treasury Note/Bond	0.750%	7/15/19	4,300	4,238
United States Treasury Note/Bond	1.750%	9/30/19	13,000	13,124
United States Treasury Note/Bond	1.375%	2/29/20	2,130	2,119
United States Treasury Note/Bond	1.625%	6/30/20	2,840	2,840
United States Treasury Note/Bond	1.250%	3/31/21	3,000	2,928
United States Treasury Note/Bond	1.375%	5/31/21	3,500	3,428
United States Treasury Note/Bond	2.000%	2/15/25	11,180	10,869
United States Treasury Note/Bond	2.000%	8/15/25	7,095	6,863
United States Treasury Note/Bond	2.250%	11/15/25	180	177
United States Treasury Note/Bond	1.625%	2/15/26	1,000	933
United States Treasury Note/Bond	1.625%	5/15/26	2,500	2,328
United States Treasury Note/Bond	1.500%	8/15/26	2,700	2,480
United States Treasury Note/Bond	2.875%	5/15/43	6,738	6,497
United States Treasury Note/Bond	3.375%	5/15/44	4,410	4,670
United States Treasury Note/Bond	3.125%	8/15/44	1,740	1,758
United States Treasury Note/Bond	2.500%	2/15/45	2,610	2,320
United States Treasury Note/Bond	2.875%	8/15/45	1,910	1,835
United States Treasury Note/Bond	2.500%	2/15/46	465	412
United States Treasury Note/Bond	2.500%	5/15/46	1,260	1,118
United States Treasury Note/Bond	2.250%	8/15/46	4,500	3,777
142,832
Conventional Mortgage-Backed Securities (0.1%)
[1,2] Fannie Mae Pool	3.000%	9/1/46–
		1/1/47	49	59
[1,2] Fannie Mae Pool	4.500%	5/1/37–
		9/1/44	1,228	1,321
[1,2] Freddie Mac Gold Pool	3.000%	4/1/45–
		1/1/47	25	28
[1,2] Freddie Mac Gold Pool	4.000%	9/1/41	7	8
[1] Ginnie Mae I Pool	7.000%	11/15/31–
		11/15/33	117	139
[1] Ginnie Mae I Pool	8.000%	9/15/30	63	64
				1,619
Nonconventional Mortgage-Backed Securities (0.1%)
[1,2] Fannie Mae REMICS	3.500%	4/25/31	245	253
[1,2] Fannie Mae REMICS	4.000%	9/25/29–
		5/25/31	470	496
[1,2] Freddie Mac REMICS	3.500%	3/15/31	145	149
[1,2] Freddie Mac REMICS	4.000%	12/15/30–
		4/15/31	2,721	2,882
				3,780
Total U.S. Government and Agency Obligations
(Cost $148,711) 148,231
Asset-Backed/Commercial Mortgage-Backed Securities (1.0%)
[3] American Tower Trust I	1.551%	3/15/18	380	378
[3] American Tower Trust I	3.070%	3/15/23	1,100	1,091
[1,3,4] Apidos CLO XVII	2.193%	4/17/26	1,295	1,294
[1,3,4] ARES CLO Ltd.	2.400%	4/17/26	1,200	1,202
[1,3,4] Atlas Senior Loan Fund Ltd.	2.420%	10/15/26	355	355
[1,3,4] Cent CLO	2.376%	7/27/26	420	420
[1,3,4] Cent CLO 20 Ltd.	2.362%	1/25/26	1,300	1,301
[1,3,4] Cent CLO 22 Ltd.	2.291%	11/7/26	930	928
[1,3,4] CIFC Funding Ltd.	2.382%	4/18/25	1,185	1,187
[1] COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	480	495
[1,3,4] Dryden Senior Loan Fund	2.232%	4/18/26	1,165	1,166
[1] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	772	772

[1,4] LB-UBS Commercial Mortgage
Trust 2008-C1	6.113%	4/15/41	607	630
[1,3,4] Limerock CLO	2.382%	4/18/26	1,300	1,301
[1,3,4] Madison Park Funding XII Ltd.	2.328%	1/19/25	755	756
[1,3,4] Madison Park Funding XIII Ltd.	2.381%	7/20/26	920	921
[1,3] OneMain Financial Issuance
Trust 2016-2	4.100%	3/20/28	770	785
[1,3,4] OZLM VI Ltd.	2.430%	4/17/26	955	956
[1] Santander Drive Auto Receivables
Trust 2013-2	2.570%	3/15/19	515	519
[1] Santander Drive Auto Receivables
Trust 2014-2	2.330%	11/15/19	335	336
[3] SBA Tower Trust	2.898%	10/15/19	1,205	1,212
[1,3,4] Seneca Park CLO Ltd.	2.360%	7/17/26	680	681
[1,3,4] SFAVE Commercial Mortgage
Securities Trust 2015-5AVE	4.144%	1/5/43	700	693
[1,3,4] Shackleton CLO Ltd.	2.360%	7/17/26	660	661
[1,3] Springleaf Funding Trust	2.410%	12/15/22	349	349
[1,3] Springleaf Funding Trust	3.160%	11/15/24	1,375	1,384
[1,3] Springleaf Funding Trust 2015-B	3.480%	5/15/28	590	590
[1,3,4] Symphony CLO XIV Ltd.	2.361%	7/14/26	1,125	1,128
[1,3,4] Thacher Park CLO Ltd.	2.351%	10/20/26	505	506
[1] Utility Debt Securitization Authority
Series 2013T	3.435%	12/15/25	210	217
[1,3,4] Voya CLO 2014-1 Ltd.	2.015%	4/18/26	525	525
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $24,745)				24,739
Corporate Bonds (21.6%)
Finance (8.5%)
Banking (6.7%)
American Express Centurion Bank	6.000%	9/13/17	500	515
American Express Co.	1.550%	5/22/18	1,635	1,632
American Express Credit Corp.	2.375%	3/24/17	1,920	1,925
American Express Credit Corp.	2.125%	7/27/18	1,235	1,241
American Express Credit Corp.	2.250%	8/15/19	800	804
Bank of America Corp.	6.000%	9/1/17	1,010	1,039
Bank of America Corp.	5.750%	12/1/17	500	518
Bank of America Corp.	6.875%	4/25/18	1,250	1,327
Bank of America Corp.	5.625%	7/1/20	85	93
Bank of America Corp.	5.875%	1/5/21	3,000	3,334
Bank of America Corp.	3.300%	1/11/23	120	120
Bank of America Corp.	4.000%	1/22/25	875	874
Bank of America Corp.	5.875%	2/7/42	260	314
Bank of America Corp.	5.000%	1/21/44	1,000	1,086
Bank of America Corp.	4.875%	4/1/44	420	454
Bank of America NA	5.300%	3/15/17	2,000	2,016
Bank of Montreal	2.500%	1/11/17	2,030	2,030
Bank of New York Mellon Corp.	2.150%	2/24/20	1,580	1,575
Bank of New York Mellon Corp.	2.200%	8/16/23	460	438
[4] Bank of New York Mellon Corp.	1.937%	10/30/23	1,145	1,160
Bank of New York Mellon Corp.	3.000%	2/24/25	720	707
Bank of Nova Scotia	2.050%	10/30/18	1,600	1,607
Bank of Nova Scotia	2.800%	7/21/21	750	754
[3] Bank of Tokyo-Mitsubishi UFJ Ltd.	1.700%	3/5/18	1,390	1,387
[3] Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,200	1,204
[3] Barclays Bank plc	6.050%	12/4/17	1,400	1,444
Barclays Bank plc	5.140%	10/14/20	160	169
BB&T Corp.	4.900%	6/30/17	1,000	1,016
Bear Stearns Cos. LLC	6.400%	10/2/17	235	243
Bear Stearns Cos. LLC	7.250%	2/1/18	425	449
BNP Paribas SA	2.400%	12/12/18	1,300	1,310
BNP Paribas SA	3.250%	3/3/23	305	307
BPCE SA	2.500%	12/10/18	220	222
BPCE SA	2.500%	7/15/19	1,400	1,408
BPCE SA	4.000%	4/15/24	775	804
[3] BPCE SA	5.150%	7/21/24	1,260	1,279
Capital One Bank USA NA	2.150%	11/21/18	1,215	1,218
Capital One Financial Corp.	4.750%	7/15/21	400	431
Capital One Financial Corp.	3.750%	4/24/24	1,305	1,322
Capital One Financial Corp.	3.200%	2/5/25	1,050	1,018

7

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital One Financial Corp.	4.200%	10/29/25	310	310
	Citigroup Inc.	1.750%	5/1/18	500	499
	Citigroup Inc.	2.500%	9/26/18	500	504
	Citigroup Inc.	2.550%	4/8/19	1,800	1,815
	Citigroup Inc.	2.500%	7/29/19	965	971
	Citigroup Inc.	2.400%	2/18/20	800	798
	Citigroup Inc.	4.500%	1/14/22	1,975	2,104
	Citigroup Inc.	6.625%	6/15/32	2,000	2,424
	Citigroup Inc.	8.125%	7/15/39	101	149
	Compass Bank	2.750%	9/29/19	375	372
	Cooperatieve Rabobank UA	2.250%	1/14/19	1,350	1,356
[3]	Credit Agricole SA	2.500%	4/15/19	1,460	1,466
	Credit Suisse AG	1.750%	1/29/18	840	838
	Credit Suisse AG	2.300%	5/28/19	2,845	2,852
	Credit Suisse AG	3.000%	10/29/21	735	741
	Credit Suisse AG	3.625%	9/9/24	250	252
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	1,335	1,345
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	1,595	1,556
[3]	Danske Bank A/S	2.000%	9/8/21	1,120	1,086
	Deutsche Bank AG	1.875%	2/13/18	195	194
	Deutsche Bank AG	2.500%	2/13/19	270	268
[3]	Deutsche Bank AG	4.250%	10/14/21	1,215	1,218
	Fifth Third Bank	2.875%	10/1/21	425	429
	Fifth Third Bank	3.850%	3/15/26	830	833
	Goldman Sachs Group Inc.	5.950%	1/18/18	1,325	1,380
	Goldman Sachs Group Inc.	2.375%	1/22/18	555	558
	Goldman Sachs Group Inc.	5.375%	3/15/20	405	439
	Goldman Sachs Group Inc.	2.600%	4/23/20	170	170
	Goldman Sachs Group Inc.	6.000%	6/15/20	3,350	3,713
	Goldman Sachs Group Inc.	5.250%	7/27/21	865	947
	Goldman Sachs Group Inc.	5.750%	1/24/22	360	402
	Goldman Sachs Group Inc.	3.625%	1/22/23	1,980	2,015
	Goldman Sachs Group Inc.	3.500%	11/16/26	2,000	1,959
	Goldman Sachs Group Inc.	6.450%	5/1/36	2,000	2,362
	Goldman Sachs Group Inc.	6.750%	10/1/37	835	1,023
	Goldman Sachs Group Inc.	4.750%	10/21/45	680	714
[3]	HSBC Bank plc	4.750%	1/19/21	1,700	1,820
	HSBC Holdings plc	3.400%	3/8/21	1,535	1,559
	HSBC Holdings plc	4.000%	3/30/22	2,395	2,478
	HSBC Holdings plc	3.600%	5/25/23	1,600	1,606
	HSBC Holdings plc	6.500%	5/2/36	1,000	1,216
	HSBC Holdings plc	6.100%	1/14/42	375	462
	HSBC Holdings plc	5.250%	3/14/44	440	470
	HSBC USA Inc.	1.625%	1/16/18	1,005	1,003
	HSBC USA Inc.	2.350%	3/5/20	1,825	1,810
	HSBC USA Inc.	3.500%	6/23/24	800	804
	Huntington Bancshares Inc.	3.150%	3/14/21	800	811
	Huntington National Bank	2.200%	4/1/19	560	560
	Huntington National Bank	2.400%	4/1/20	1,160	1,154
[3]	ING Bank NV	3.750%	3/7/17	600	602
[3]	ING Bank NV	1.800%	3/16/18	1,340	1,339
	JPMorgan Chase & Co.	6.300%	4/23/19	465	507
	JPMorgan Chase & Co.	4.950%	3/25/20	650	700
	JPMorgan Chase & Co.	4.350%	8/15/21	4,862	5,183
	JPMorgan Chase & Co.	4.500%	1/24/22	495	533
	JPMorgan Chase & Co.	3.250%	9/23/22	970	980
	JPMorgan Chase & Co.	3.375%	5/1/23	875	872
	JPMorgan Chase & Co.	3.875%	2/1/24	800	828
	JPMorgan Chase & Co.	3.900%	7/15/25	2,270	2,333
	JPMorgan Chase & Co.	4.125%	12/15/26	765	778
	JPMorgan Chase & Co.	4.250%	10/1/27	2,295	2,349
	JPMorgan Chase & Co.	5.400%	1/6/42	750	878
[3]	Macquarie Bank Ltd.	2.400%	1/21/20	330	327
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	495	492
	Manufacturers & Traders Trust Co.	2.900%	2/6/25	685	667
	Morgan Stanley	5.450%	1/9/17	1,000	1,000
	Morgan Stanley	1.875%	1/5/18	255	255
	Morgan Stanley	2.125%	4/25/18	1,375	1,380
	Morgan Stanley	2.500%	1/24/19	2,500	2,519

	Morgan Stanley	5.625%	9/23/19	645	698
	Morgan Stanley	5.750%	1/25/21	1,740	1,927
	Morgan Stanley	2.500%	4/21/21	1,175	1,161
	Morgan Stanley	2.625%	11/17/21	800	788
	Morgan Stanley	3.700%	10/23/24	750	758
	Morgan Stanley	3.125%	7/27/26	1,345	1,276
	Morgan Stanley	6.250%	8/9/26	3,000	3,578
	Morgan Stanley	4.300%	1/27/45	850	842
	National City Corp.	6.875%	5/15/19	1,000	1,095
[3]	Nationwide Building Society	2.350%	1/21/20	785	782
	Northern Trust Corp.	3.450%	11/4/20	255	266
	PNC Bank NA	4.875%	9/21/17	1,500	1,536
	PNC Bank NA	3.300%	10/30/24	460	463
	PNC Bank NA	2.950%	2/23/25	1,105	1,081
	PNC Bank NA	4.200%	11/1/25	255	270
	PNC Financial Services Group Inc.	3.900%	4/29/24	580	591
	Santander Bank NA	2.000%	1/12/18	715	713
	Santander Holdings USA Inc.	2.700%	5/24/19	800	799
	Santander Holdings USA Inc.	2.650%	4/17/20	580	571
	Santander Issuances SAU	5.179%	11/19/25	400	403
[3]	Skandinaviska Enskilda Banken AB	2.450%	5/27/20	1,600	1,593
	State Street Corp.	5.375%	4/30/17	2,775	2,810
	SunTrust Bank	3.300%	5/15/26	340	328
	Svenska Handelsbanken AB	2.875%	4/4/17	1,000	1,004
	Svenska Handelsbanken AB	1.875%	9/7/21	1,050	1,017
	Synchrony Financial	3.000%	8/15/19	1,055	1,068
	Synchrony Financial	2.700%	2/3/20	1,605	1,600
	Toronto-Dominion Bank	2.500%	12/14/20	985	988
	UBS AG	1.800%	3/26/18	1,020	1,020
[3]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	1,160	1,160
[3]	UBS Group Funding Jersey Ltd.	2.650%	2/1/22	1,250	1,213
	US Bancorp	3.700%	1/30/24	1,560	1,618
	Wachovia Corp.	7.500%	4/15/35	1,000	1,288
	Wells Fargo & Co.	5.625%	12/11/17	820	850
	Wells Fargo & Co.	2.150%	1/15/19	2,915	2,936
	Wells Fargo & Co.	3.000%	1/22/21	505	512
	Wells Fargo & Co.	3.500%	3/8/22	640	658
	Wells Fargo & Co.	3.450%	2/13/23	930	936
	Wells Fargo & Co.	4.480%	1/16/24	1,199	1,261
	Wells Fargo & Co.	3.000%	2/19/25	890	853
	Wells Fargo & Co.	3.550%	9/29/25	860	855
	Wells Fargo & Co.	3.000%	4/22/26	1,045	990
	Wells Fargo & Co.	3.000%	10/23/26	510	484
	Wells Fargo & Co.	5.606%	1/15/44	2,276	2,559
	Wells Fargo & Co.	4.900%	11/17/45	515	525
	Wells Fargo & Co.	4.750%	12/7/46	620	626

	Brokerage (0.0%)
	Ameriprise Financial Inc.	5.300%	3/15/20	305	330

	Finance Companies (0.4%)
	GE Capital International Funding Co.	2.342%	11/15/20	1,192	1,190
	GE Capital International Funding Co.	3.373%	11/15/25	3,460	3,506
	GE Capital International Funding Co.	4.418%	11/15/35	4,955	5,186

	Insurance (1.3%)
	Aetna Inc.	1.750%	5/15/17	60	60
	Aetna Inc.	3.950%	9/1/20	140	147
	Aetna Inc.	2.800%	6/15/23	550	541
	Aetna Inc.	3.200%	6/15/26	1,195	1,181
	Aetna Inc.	4.250%	6/15/36	760	761
[1]	Allstate Corp.	6.125%	5/15/67	1,000	975
	Anthem Inc.	2.300%	7/15/18	375	377
	Anthem Inc.	3.125%	5/15/22	1,610	1,603
	Anthem Inc.	3.300%	1/15/23	1,100	1,097
	Anthem Inc.	4.650%	8/15/44	276	279
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,050	1,046
	Berkshire Hathaway Inc.	3.125%	3/15/26	715	709
	Chubb INA Holdings Inc.	5.800%	3/15/18	1,295	1,359
	Chubb INA Holdings Inc.	2.300%	11/3/20	170	170
	Chubb INA Holdings Inc.	3.350%	5/15/24	555	563

8

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chubb INA Holdings Inc.	4.350%	11/3/45	800	842
	Cigna Corp.	3.250%	4/15/25	1,730	1,677
	CNA Financial Corp.	3.950%	5/15/24	135	136
[3]	Five Corners Funding Trust	4.419%	11/15/23	210	221
[3]	Liberty Mutual Group Inc.	4.250%	6/15/23	360	377
	Loews Corp.	2.625%	5/15/23	440	427
[1,3] Massachusetts Mutual Life
	Insurance Co.	7.625%	11/15/23	2,000	2,353
	MetLife Inc.	1.903%	12/15/17	225	226
	MetLife Inc.	3.600%	4/10/24	580	595
	MetLife Inc.	4.125%	8/13/42	145	141
	MetLife Inc.	4.875%	11/13/43	530	572
[3]	Metropolitan Life Global Funding I	1.500%	1/10/18	1,480	1,479
[3]	Metropolitan Life Global Funding I	1.875%	6/22/18	950	952
[3]	Metropolitan Life Global Funding I	3.450%	12/18/26	640	644
[3]	New York Life Global Funding	1.650%	5/15/17	600	601
[3]	New York Life Insurance Co.	5.875%	5/15/33	2,100	2,488
[3]	QBE Insurance Group Ltd.	2.400%	5/1/18	235	236
[3]	Teachers Insurance & Annuity Assn.
	of America	4.900%	9/15/44	375	403
	UnitedHealth Group Inc.	6.000%	6/15/17	500	511
	UnitedHealth Group Inc.	6.000%	2/15/18	700	734
	UnitedHealth Group Inc.	3.875%	10/15/20	601	630
	UnitedHealth Group Inc.	2.875%	3/15/22	27	27
	UnitedHealth Group Inc.	2.875%	3/15/23	1,175	1,177
	UnitedHealth Group Inc.	3.100%	3/15/26	430	424
	UnitedHealth Group Inc.	4.625%	7/15/35	815	886
	UnitedHealth Group Inc.	4.250%	3/15/43	1,600	1,625
	UnitedHealth Group Inc.	4.750%	7/15/45	760	837

	Other Finance (0.0%)
[3]	LeasePlan Corp. NV	2.875%	1/22/19	970	969

	Real Estate Investment Trusts (0.1%)
	AvalonBay Communities Inc.	3.625%	10/1/20	520	539
	Boston Properties LP	3.125%	9/1/23	355	347
	Duke Realty LP	6.500%	1/15/18	210	220
	Realty Income Corp.	4.650%	8/1/23	640	685
	Simon Property Group LP	3.375%	10/1/24	275	277
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	1.750%	9/15/17	375	375
[3]	WEA Finance LLC / Westfield UK
	& Europe Finance plc	2.700%	9/17/19	1,330	1,345
218,539
Industrial (11.0%)
	Basic Industry (0.1%)
	BHP Billiton Finance USA Ltd.	3.850%	9/30/23	750	791
	LyondellBasell Industries NV	4.625%	2/26/55	650	599
	Monsanto Co.	4.700%	7/15/64	230	207
	Rio Tinto Finance USA plc	3.500%	3/22/22	42	43

	Capital Goods (0.9%)
[3]	BAE Systems Holdings Inc.	2.850%	12/15/20	160	160
[3]	BAE Systems Holdings Inc.	3.850%	12/15/25	1,085	1,102
	Caterpillar Financial Services Corp.	2.625%	3/1/23	1,360	1,337
	Caterpillar Inc.	3.900%	5/27/21	1,170	1,231
	Caterpillar Inc.	2.600%	6/26/22	705	699
	Caterpillar Inc.	3.400%	5/15/24	810	831
	Caterpillar Inc.	4.300%	5/15/44	745	774
	General Dynamics Corp.	3.875%	7/15/21	355	376
	General Electric Capital Corp.	4.625%	1/7/21	321	348
	General Electric Capital Corp.	5.300%	2/11/21	228	253
	General Electric Capital Corp.	3.150%	9/7/22	967	986
	General Electric Capital Corp.	3.100%	1/9/23	360	365
	General Electric Capital Corp.	6.750%	3/15/32	135	179
	General Electric Capital Corp.	6.150%	8/7/37	633	814
	General Electric Capital Corp.	5.875%	1/14/38	443	556
	General Electric Capital Corp.	6.875%	1/10/39	187	263
	General Electric Co.	2.700%	10/9/22	210	210
	General Electric Co.	4.500%	3/11/44	1,050	1,121
	Honeywell International Inc.	4.250%	3/1/21	1,002	1,082

	Illinois Tool Works Inc.	3.500%	3/1/24	1,295	1,337
	John Deere Capital Corp.	2.250%	4/17/19	1,465	1,480
	John Deere Capital Corp.	1.700%	1/15/20	520	513
	Lockheed Martin Corp.	2.900%	3/1/25	610	594
	Lockheed Martin Corp.	4.500%	5/15/36	211	224
	Lockheed Martin Corp.	4.700%	5/15/46	520	566
	Parker-Hannifin Corp.	4.450%	11/21/44	450	475
[3]	Siemens Financieringsmaatschappij NV	2.900%	5/27/22	1,050	1,055
[3]	Siemens Financieringsmaatschappij NV	4.400%	5/27/45	800	844
	United Technologies Corp.	3.100%	6/1/22	535	548
	United Technologies Corp.	7.500%	9/15/29	770	1,068
	United Technologies Corp.	6.050%	6/1/36	675	843
	United Technologies Corp.	4.500%	6/1/42	325	347

	Communication (1.7%)
	21st Century Fox America Inc.	3.000%	9/15/22	245	243
	America Movil SAB de CV	3.125%	7/16/22	1,880	1,856
	America Movil SAB de CV	6.125%	3/30/40	390	448
	American Tower Corp.	3.450%	9/15/21	1,125	1,138
	American Tower Corp.	5.000%	2/15/24	220	236
	AT&T Inc.	1.400%	12/1/17	1,090	1,088
	AT&T Inc.	5.600%	5/15/18	1,000	1,049
	AT&T Inc.	5.200%	3/15/20	255	274
	AT&T Inc.	2.450%	6/30/20	225	223
	AT&T Inc.	4.600%	2/15/21	100	106
	AT&T Inc.	4.500%	3/9/48	1,077	969
	CBS Corp.	4.300%	2/15/21	675	715
	Comcast Corp.	3.600%	3/1/24	2,900	2,992
	Comcast Corp.	4.250%	1/15/33	1,032	1,069
	Comcast Corp.	4.200%	8/15/34	620	633
	Comcast Corp.	5.650%	6/15/35	110	131
	Comcast Corp.	4.400%	8/15/35	700	731
	Comcast Corp.	6.500%	11/15/35	115	148
	Comcast Corp.	6.400%	5/15/38	120	154
	Comcast Corp.	4.650%	7/15/42	1,290	1,338
	Comcast Corp.	4.500%	1/15/43	500	513
	Comcast Corp.	4.750%	3/1/44	525	560
	Comcast Corp.	4.600%	8/15/45	845	878
[3]	Cox Communications Inc.	4.800%	2/1/35	1,540	1,433
[3]	Deutsche Telekom International
	Finance BV	4.875%	3/6/42	705	751
	Discovery Communications LLC	5.625%	8/15/19	80	86
	Discovery Communications LLC	5.050%	6/1/20	420	451
	Grupo Televisa SAB	6.625%	1/15/40	630	664
	Grupo Televisa SAB	6.125%	1/31/46	410	407
[3]	GTP Acquisition Partners I LLC	2.350%	6/15/20	580	572
[3]	NBCUniversal Enterprise Inc.	1.974%	4/15/19	2,530	2,537
	NBCUniversal Media LLC	4.375%	4/1/21	600	647
	NBCUniversal Media LLC	2.875%	1/15/23	240	239
	Omnicom Group Inc.	3.600%	4/15/26	660	651
	Orange SA	4.125%	9/14/21	1,740	1,836
	Orange SA	9.000%	3/1/31	530	797
[1,3] SBA Tower Trust		2.933%	12/15/42	840	840
[3]	Sky plc	2.625%	9/16/19	975	976
[3]	Sky plc	3.750%	9/16/24	1,435	1,439
	Time Warner Cable LLC	5.850%	5/1/17	1,030	1,044
	Time Warner Cable LLC	8.750%	2/14/19	25	28
	Time Warner Cable LLC	8.250%	4/1/19	364	409
	Time Warner Entertainment Co. LP	8.375%	3/15/23	95	119
	Time Warner Inc.	4.875%	3/15/20	700	748
	Time Warner Inc.	4.750%	3/29/21	350	375
	Verizon Communications Inc.	4.500%	9/15/20	1,280	1,368
	Verizon Communications Inc.	3.500%	11/1/21	1,040	1,071
	Verizon Communications Inc.	6.400%	9/15/33	2,230	2,689
	Verizon Communications Inc.	5.850%	9/15/35	475	542
	Verizon Communications Inc.	6.900%	4/15/38	290	354
	Verizon Communications Inc.	4.750%	11/1/41	290	284
	Verizon Communications Inc.	6.550%	9/15/43	710	880
	Verizon Communications Inc.	4.862%	8/21/46	1,151	1,164
	Walt Disney Co.	4.125%	6/1/44	560	577

9

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Consumer Cyclical (1.5%)
	Alibaba Group Holding Ltd.	3.600%	11/28/24	1,065	1,057
	Amazon.com Inc.	2.500%	11/29/22	885	876
	Amazon.com Inc.	4.800%	12/5/34	995	1,094
	Amazon.com Inc.	4.950%	12/5/44	580	661
[3]	American Honda Finance Corp.	1.500%	9/11/17	490	490
[3]	American Honda Finance Corp.	1.600%	2/16/18	810	811
	American Honda Finance Corp.	2.125%	10/10/18	1,110	1,120
	AutoZone Inc.	3.700%	4/15/22	1,371	1,416
	AutoZone Inc.	3.125%	7/15/23	600	593
[3]	BMW US Capital LLC	2.000%	4/11/21	585	572
[3]	BMW US Capital LLC	2.250%	9/15/23	2,500	2,393
[3]	BMW US Capital LLC	2.800%	4/11/26	271	261
	CVS Health Corp.	2.750%	12/1/22	965	951
	CVS Health Corp.	4.875%	7/20/35	315	338
	CVS Health Corp.	5.125%	7/20/45	1,310	1,457
[3]	Daimler Finance North America LLC	2.375%	8/1/18	900	907
[3]	Daimler Finance North America LLC	2.250%	7/31/19	1,575	1,577
	Ford Motor Co.	4.346%	12/8/26	1,225	1,236
	Ford Motor Credit Co. LLC	2.375%	3/12/19	900	899
	Ford Motor Credit Co. LLC	3.157%	8/4/20	710	715
	Home Depot Inc.	2.250%	9/10/18	975	987
	Home Depot Inc.	2.700%	4/1/23	720	718
	Home Depot Inc.	4.400%	3/15/45	780	823
	Lowe’s Cos. Inc.	6.875%	2/15/28	710	929
	Lowe’s Cos. Inc.	6.500%	3/15/29	1,000	1,291
	McDonald’s Corp.	2.625%	1/15/22	195	194
	McDonald’s Corp.	3.250%	6/10/24	140	142
	McDonald’s Corp.	4.875%	12/9/45	260	277
[3]	Nissan Motor Acceptance Corp.	1.950%	9/12/17	1,186	1,189
[3]	Nissan Motor Acceptance Corp.	1.800%	3/15/18	1,100	1,101
[3]	Nissan Motor Acceptance Corp.	2.650%	9/26/18	585	590
	PACCAR Financial Corp.	1.600%	3/15/17	752	753
	Toyota Motor Credit Corp.	1.750%	5/22/17	1,200	1,203
	Toyota Motor Credit Corp.	1.250%	10/5/17	900	900
[3]	Volkswagen Group of America
	Finance LLC	2.450%	11/20/19	440	439
	Wal-Mart Stores Inc.	3.250%	10/25/20	742	769
	Wal-Mart Stores Inc.	4.250%	4/15/21	1,000	1,080
	Wal-Mart Stores Inc.	2.550%	4/11/23	1,250	1,239
	Wal-Mart Stores Inc.	5.625%	4/15/41	2,790	3,446
	Wal-Mart Stores Inc.	4.300%	4/22/44	525	553

	Consumer Noncyclical (3.8%)
	Actavis Funding SCS	3.000%	3/12/20	985	998
	Actavis Funding SCS	3.450%	3/15/22	950	953
	Actavis Funding SCS	4.550%	3/15/35	375	368
	Actavis Funding SCS	4.850%	6/15/44	450	445
	Altria Group Inc.	4.750%	5/5/21	590	643
	Altria Group Inc.	2.850%	8/9/22	455	455
	Altria Group Inc.	4.500%	5/2/43	245	248
	AmerisourceBergen Corp.	3.500%	11/15/21	1,310	1,346
	Amgen Inc.	3.875%	11/15/21	310	324
	Amgen Inc.	5.150%	11/15/41	945	996
[3]	Amgen Inc.	4.563%	6/15/48	125	120
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	2,000	2,034
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	1,805	1,830
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	4,915	5,164
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	2,640	2,852
	Anheuser-Busch InBev Worldwide Inc.	3.750%	1/15/22	400	418
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	3,780	3,718
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	520	470
	AstraZeneca plc	1.950%	9/18/19	390	389
	AstraZeneca plc	2.375%	11/16/20	1,180	1,175
	AstraZeneca plc	6.450%	9/15/37	615	793
	AstraZeneca plc	4.375%	11/16/45	800	796
[1,3,4] Avery Point IV CLO Ltd.		2.402%	4/25/26	1,190	1,191
[3]	BAT International Finance plc	2.750%	6/15/20	550	552
[3]	BAT International Finance plc	3.250%	6/7/22	1,480	1,500
[3]	BAT International Finance plc	3.500%	6/15/22	235	241
[3]	Bayer US Finance LLC	2.375%	10/8/19	200	200

[3]	Bayer US Finance LLC	3.000%	10/8/21	1,980	1,990
[3]	Bayer US Finance LLC	3.375%	10/8/24	295	293
	Biogen Inc.	2.900%	9/15/20	550	556
	Bristol-Myers Squibb Co.	3.250%	11/1/23	990	1,018
	Cardinal Health Inc.	1.700%	3/15/18	75	75
	Cardinal Health Inc.	2.400%	11/15/19	625	629
	Cardinal Health Inc.	3.200%	3/15/23	1,065	1,071
	Cardinal Health Inc.	3.500%	11/15/24	580	585
	Cardinal Health Inc.	4.500%	11/15/44	665	655
[3]	Cargill Inc.	4.307%	5/14/21	2,092	2,217
[3]	Cargill Inc.	6.875%	5/1/28	645	789
[3]	Cargill Inc.	4.760%	11/23/45	635	678
	Catholic Health Initiatives Colorado GO	1.600%	11/1/17	55	55
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	255	257
[1]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	746	660
	Celgene Corp.	2.250%	5/15/19	160	160
	Celgene Corp.	3.550%	8/15/22	475	485
	Coca-Cola Co.	3.300%	9/1/21	300	312
	Coca-Cola Enterprises Inc.	3.500%	9/15/20	500	514
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	768	770
	Coca-Cola Femsa SAB de CV	3.875%	11/26/23	850	867
	Colgate-Palmolive Co.	7.600%	5/19/25	480	627
	Diageo Capital plc	2.625%	4/29/23	1,230	1,216
	Diageo Investment Corp.	2.875%	5/11/22	525	527
	Dignity Health California GO	2.637%	11/1/19	140	141
	Dignity Health California GO	3.812%	11/1/24	300	297
	Eli Lilly & Co.	3.700%	3/1/45	635	599
[3]	EMD Finance LLC	2.950%	3/19/22	605	601
[3]	EMD Finance LLC	3.250%	3/19/25	1,200	1,173
[3]	Forest Laboratories Inc.	4.875%	2/15/21	575	615
	Gilead Sciences Inc.	2.550%	9/1/20	615	620
	Gilead Sciences Inc.	3.700%	4/1/24	1,010	1,036
	Gilead Sciences Inc.	3.500%	2/1/25	560	562
	Gilead Sciences Inc.	4.500%	2/1/45	825	821
	Gilead Sciences Inc.	4.750%	3/1/46	195	202
	GlaxoSmithKline Capital Inc.	2.800%	3/18/23	385	385
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	2,000	2,332
[3]	Imperial Tobacco Finance plc	3.750%	7/21/22	1,680	1,726
[3]	Japan Tobacco Inc.	2.100%	7/23/18	545	547
	Kaiser Foundation Hospitals	3.500%	4/1/22	560	574
	Kaiser Foundation Hospitals	4.875%	4/1/42	365	397
	Kraft Foods Group Inc.	2.250%	6/5/17	295	296
	Kraft Heinz Foods Co.	5.000%	7/15/35	230	241
	Kraft Heinz Foods Co.	4.375%	6/1/46	710	665
	McKesson Corp.	2.700%	12/15/22	195	189
	McKesson Corp.	2.850%	3/15/23	190	186
	McKesson Corp.	3.796%	3/15/24	305	313
	Medtronic Inc.	1.375%	4/1/18	225	225
	Medtronic Inc.	2.500%	3/15/20	935	943
	Medtronic Inc.	3.150%	3/15/22	1,690	1,726
	Medtronic Inc.	3.625%	3/15/24	270	281
	Medtronic Inc.	3.500%	3/15/25	2,196	2,251
	Medtronic Inc.	4.375%	3/15/35	249	262
	Memorial Sloan-Kettering
	Cancer Center New York GO	4.125%	7/1/52	275	264
	Memorial Sloan-Kettering
	Cancer Center New York GO	4.200%	7/1/55	405	393
	Merck & Co. Inc.	2.350%	2/10/22	790	781
	Merck & Co. Inc.	2.800%	5/18/23	1,175	1,172
	Merck & Co. Inc.	2.750%	2/10/25	1,210	1,184
	Merck & Co. Inc.	4.150%	5/18/43	760	776
	Molson Coors Brewing Co.	3.500%	5/1/22	690	709
	Molson Coors Brewing Co.	5.000%	5/1/42	160	167
	New York & Presbyterian Hospital	4.024%	8/1/45	735	714
	Novartis Capital Corp.	3.400%	5/6/24	415	427
	Novartis Capital Corp.	4.400%	5/6/44	640	687
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	50	51
	PepsiCo Inc.	3.125%	11/1/20	330	341
	PepsiCo Inc.	2.750%	3/5/22	670	676
	PepsiCo Inc.	2.375%	10/6/26	1,945	1,832

10

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	PepsiCo Inc.	4.000%	3/5/42	845	837
	PepsiCo Inc.	3.450%	10/6/46	1,215	1,100
	Pfizer Inc.	3.000%	6/15/23	755	764
	Pfizer Inc.	3.000%	12/15/26	1,200	1,181
	Philip Morris International Inc.	4.500%	3/26/20	250	267
	Philip Morris International Inc.	4.125%	5/17/21	1,025	1,094
	Philip Morris International Inc.	2.500%	8/22/22	575	562
	Philip Morris International Inc.	2.625%	3/6/23	1,150	1,130
	Philip Morris International Inc.	4.875%	11/15/43	145	157
[1]	Procter & Gamble - Esop	9.360%	1/1/21	917	1,066
	Providence St. Joseph Health
	Obligated Group	2.746%	10/1/26	490	461
[1]	Providence St. Joseph Health
	Obligated Group	3.744%	10/1/47	305	281
[3]	Roche Holdings Inc.	2.875%	9/29/21	850	863
[3]	Roche Holdings Inc.	2.375%	1/28/27	1,650	1,538
	Sanofi	4.000%	3/29/21	1,130	1,197
[3]	Sigma Alimentos SA de CV	4.125%	5/2/26	510	486
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	980	921
	Teva Pharmaceutical Finance
	Netherlands III BV	3.150%	10/1/26	240	221
	Teva Pharmaceutical Finance
	Netherlands III BV	4.100%	10/1/46	400	341
	The Kroger Co.	3.850%	8/1/23	270	281
	The Kroger Co.	4.000%	2/1/24	540	563
	The Kroger Co.	3.875%	10/15/46	785	716
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	500	680
	Unilever Capital Corp.	4.250%	2/10/21	2,805	3,010

	Energy (1.6%)
[3]	BG Energy Capital plc	4.000%	10/15/21	555	588
	BP Capital Markets plc	1.846%	5/5/17	650	651
	BP Capital Markets plc	4.750%	3/10/19	795	841
	BP Capital Markets plc	2.315%	2/13/20	160	160
	BP Capital Markets plc	4.500%	10/1/20	400	428
	BP Capital Markets plc	3.062%	3/17/22	1,100	1,109
	BP Capital Markets plc	3.245%	5/6/22	650	662
	BP Capital Markets plc	2.500%	11/6/22	500	489
	BP Capital Markets plc	3.994%	9/26/23	420	441
	BP Capital Markets plc	3.814%	2/10/24	1,700	1,757
	BP Capital Markets plc	3.506%	3/17/25	1,280	1,290
	Chevron Corp.	3.191%	6/24/23	1,235	1,263
	ConocoPhillips	5.200%	5/15/18	1,500	1,567
	ConocoPhillips	5.750%	2/1/19	200	215
	ConocoPhillips	6.000%	1/15/20	95	105
	ConocoPhillips Co.	2.875%	11/15/21	686	690
	ConocoPhillips Co.	3.350%	11/15/24	1,040	1,040
	ConocoPhillips Co.	3.350%	5/15/25	245	243
	ConocoPhillips Co.	4.950%	3/15/26	115	127
	ConocoPhillips Co.	4.300%	11/15/44	1,570	1,558
	Devon Energy Corp.	3.250%	5/15/22	495	492
	Dominion Gas Holdings LLC	3.550%	11/1/23	470	475
	EOG Resources Inc.	5.625%	6/1/19	425	459
	Exxon Mobil Corp.	2.222%	3/1/21	380	380
	Exxon Mobil Corp.	2.726%	3/1/23	320	320
	Exxon Mobil Corp.	3.043%	3/1/26	225	224
	Exxon Mobil Corp.	4.114%	3/1/46	320	327
	Halliburton Co.	3.500%	8/1/23	1,980	2,015
	Noble Energy Inc.	4.150%	12/15/21	425	444
	Occidental Petroleum Corp.	4.100%	2/1/21	1,120	1,190
	Occidental Petroleum Corp.	2.700%	2/15/23	250	247
	Occidental Petroleum Corp.	3.400%	4/15/26	790	794
	Occidental Petroleum Corp.	4.400%	4/15/46	625	633
	Phillips 66	4.875%	11/15/44	280	294
[3]	Schlumberger Holdings Corp.	3.000%	12/21/20	800	815
[3]	Schlumberger Investment SA	2.400%	8/1/22	630	619
	Schlumberger Investment SA	3.650%	12/1/23	1,120	1,171
	Shell International Finance BV	4.375%	3/25/20	800	853
	Shell International Finance BV	2.250%	11/10/20	1,600	1,594
	Shell International Finance BV	4.125%	5/11/35	1,200	1,217

	Shell International Finance BV	5.500%	3/25/40	345	401
	Shell International Finance BV	4.375%	5/11/45	2,500	2,538
	Suncor Energy Inc.	6.100%	6/1/18	400	422
	Suncor Energy Inc.	5.950%	12/1/34	500	587
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	1,225	1,290
	Total Capital International SA	1.550%	6/28/17	1,365	1,367
	Total Capital International SA	2.700%	1/25/23	885	876
	Total Capital International SA	3.750%	4/10/24	1,400	1,464
	Total Capital SA	2.125%	8/10/18	850	856
	TransCanada PipeLines Ltd.	3.800%	10/1/20	1,220	1,272
	TransCanada PipeLines Ltd.	4.875%	1/15/26	1,255	1,393

	Other Industrial (0.0%)
[3]	Hutchison Whampoa
	International 11 Ltd.	3.500%	1/13/17	305	305
[1]	Johns Hopkins University
	Maryland GO	4.083%	7/1/53	690	688

	Technology (0.9%)
	Apple Inc.	2.850%	5/6/21	1,100	1,121
	Apple Inc.	3.450%	5/6/24	1,000	1,030
	Apple Inc.	3.250%	2/23/26	1,020	1,022
	Apple Inc.	2.450%	8/4/26	1,170	1,096
	Apple Inc.	3.850%	5/4/43	430	412
	Apple Inc.	4.450%	5/6/44	120	124
	Apple Inc.	3.850%	8/4/46	985	945
	Cisco Systems Inc.	4.450%	1/15/20	605	648
	Cisco Systems Inc.	2.900%	3/4/21	320	327
	Cisco Systems Inc.	2.500%	9/20/26	431	409
	Intel Corp.	4.100%	5/19/46	1,360	1,354
	International Business Machines Corp.	3.375%	8/1/23	1,750	1,787
	International Business Machines Corp.	5.875%	11/29/32	1,250	1,561
	Microsoft Corp.	2.375%	2/12/22	635	632
	Microsoft Corp.	3.625%	12/15/23	500	526
	Microsoft Corp.	2.700%	2/12/25	760	743
	Microsoft Corp.	3.125%	11/3/25	845	852
	Microsoft Corp.	2.400%	8/8/26	1,890	1,775
	Microsoft Corp.	3.500%	2/12/35	605	578
	Microsoft Corp.	3.450%	8/8/36	1,725	1,638
	Microsoft Corp.	4.450%	11/3/45	380	403
	Microsoft Corp.	3.700%	8/8/46	1,615	1,518
	Oracle Corp.	2.800%	7/8/21	375	384
	Oracle Corp.	2.500%	5/15/22	1,210	1,197
	Oracle Corp.	2.950%	5/15/25	355	347

	Transportation (0.5%)
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	565	571
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,630	1,725
[1]	Continental Airlines 2007-1 Class
	A Pass Through Trust	5.983%	10/19/23	709	786
[3]	ERAC USA Finance LLC	2.750%	3/15/17	205	206
[3]	ERAC USA Finance LLC	2.350%	10/15/19	610	609
[3]	ERAC USA Finance LLC	4.500%	8/16/21	325	346
[3]	ERAC USA Finance LLC	3.300%	10/15/22	40	40
[3]	ERAC USA Finance LLC	7.000%	10/15/37	1,150	1,455
[1]	Federal Express Corp. 1998
	Pass Through Trust	6.720%	1/15/22	908	1,001
	FedEx Corp.	2.700%	4/15/23	255	252
	FedEx Corp.	4.900%	1/15/34	230	244
	FedEx Corp.	3.875%	8/1/42	120	109
	FedEx Corp.	4.100%	4/15/43	500	465
	FedEx Corp.	5.100%	1/15/44	340	368
	FedEx Corp.	4.550%	4/1/46	415	417
	Kansas City Southern	4.950%	8/15/45	905	918
	Norfolk Southern Corp.	7.700%	5/15/17	1,500	1,534
[1]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	372	412
	United Parcel Service Inc.	2.450%	10/1/22	425	423
	United Parcel Service Inc.	4.875%	11/15/40	460	525
281,141

11

Vanguard Balanced Portfolio

Face					Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
Utilities (2.1%)
	Electric (1.9%)
	Alabama Power Co.	5.550%	2/1/17	585	587
	Alabama Power Co.	3.750%	3/1/45	630	594
	Ameren Illinois Co.	6.125%	12/15/28	1,000	1,167
	Berkshire Hathaway Energy Co.	6.125%	4/1/36	1,190	1,488
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	575	745
	Commonwealth Edison Co.	4.350%	11/15/45	220	230
	Connecticut Light & Power Co.	5.650%	5/1/18	465	490
	Consolidated Edison Co.
	of New York Inc.	4.500%	12/1/45	980	1,037
	Consolidated Edison Co.
	of New York Inc.	4.625%	12/1/54	1,365	1,429
	Delmarva Power & Light Co.	3.500%	11/15/23	305	314
[4]	Dominion Resources Inc.	2.962%	7/1/19	495	501
	Dominion Resources Inc.	5.200%	8/15/19	750	806
	Dominion Resources Inc.	3.625%	12/1/24	1,515	1,524
	Duke Energy Carolinas LLC	5.250%	1/15/18	275	285
	Duke Energy Carolinas LLC	5.100%	4/15/18	590	617
	Duke Energy Carolinas LLC	3.900%	6/15/21	1,090	1,156
	Duke Energy Carolinas LLC	6.100%	6/1/37	391	481
	Duke Energy Corp.	2.650%	9/1/26	315	294
	Duke Energy Corp.	4.800%	12/15/45	1,200	1,266
	Duke Energy Corp.	3.750%	9/1/46	265	238
	Duke Energy Florida LLC	6.350%	9/15/37	200	259
	Duke Energy Progress LLC	6.300%	4/1/38	365	471
	Duke Energy Progress LLC	4.200%	8/15/45	845	859
	Eversource Energy	4.500%	11/15/19	90	95
	Eversource Energy	3.150%	1/15/25	110	108
	Florida Power & Light Co.	5.650%	2/1/35	1,000	1,198
	Florida Power & Light Co.	4.950%	6/1/35	1,000	1,145
	Florida Power & Light Co.	5.950%	2/1/38	785	1,005
[3]	Fortis Inc.	3.055%	10/4/26	1,195	1,115
	Georgia Power Co.	5.400%	6/1/18	1,165	1,226
	Georgia Power Co.	5.950%	2/1/39	218	263
	Georgia Power Co.	5.400%	6/1/40	1,163	1,328
	Georgia Power Co.	4.750%	9/1/40	168	177
	Georgia Power Co.	4.300%	3/15/42	950	967
	National Rural Utilities Cooperative
	Finance Corp.	5.450%	2/1/18	1,500	1,564
	National Rural Utilities Cooperative
	Finance Corp.	2.850%	1/27/25	1,040	1,016
	Northern States Power Co.	6.250%	6/1/36	2,000	2,587
	Pacific Gas & Electric Co.	4.250%	5/15/21	300	319
	Pacific Gas & Electric Co.	3.850%	11/15/23	450	474
	Pacific Gas & Electric Co.	3.750%	2/15/24	305	318
	Pacific Gas & Electric Co.	5.125%	11/15/43	285	325
	PacifiCorp	6.250%	10/15/37	2,000	2,587
	PECO Energy Co.	5.350%	3/1/18	565	589
	Potomac Electric Power Co.	6.500%	11/15/37	750	982
	Public Service Electric & Gas Co.	5.300%	5/1/18	1,900	1,994
	San Diego Gas & Electric Co.	6.000%	6/1/26	600	729
	Sierra Pacific Power Co.	3.375%	8/15/23	850	870
	South Carolina Electric & Gas Co.	6.050%	1/15/38	1,000	1,236
	South Carolina Electric & Gas Co.	4.100%	6/15/46	525	524
	South Carolina Electric & Gas Co.	5.100%	6/1/65	605	665
	Southern California Edison Co.	2.400%	2/1/22	170	170
	Southern California Edison Co.	6.000%	1/15/34	1,000	1,235
	Southern California Edison Co.	5.550%	1/15/37	2,250	2,685
	Southern California Edison Co.	3.600%	2/1/45	141	133
	Southern Co.	2.450%	9/1/18	225	227
	Southern Co.	2.950%	7/1/23	1,280	1,262
	Virginia Electric & Power Co.	2.750%	3/15/23	690	684
	Wisconsin Electric Power Co.	5.700%	12/1/36	690	840

	Natural Gas (0.2%)
[3]	KeySpan Gas East Corp.	2.742%	8/15/26	670	635
	Nisource Finance Corp.	5.250%	2/15/43	390	431
	NiSource Finance Corp.	4.800%	2/15/44	1,355	1,425

	Sempra Energy	2.875%	10/1/22	750	742
	Southern California Gas Co.	2.600%	6/15/26	820	786
					53,499
Total Corporate Bonds (Cost $535,835) 553,179
Sovereign Bonds (1.8%)
[3]	CDP Financial Inc.	4.400%	11/25/19	1,000	1,068
[3]	Electricite de France SA	4.600%	1/27/20	1,200	1,272
[3]	Electricite de France SA	4.875%	1/22/44	50	48
[3]	Electricite de France SA	4.950%	10/13/45	400	407
[1,3] Electricite de France SA		5.250%	1/29/49	235	222
[1,3] Electricite de France SA		5.625%	12/29/49	595	559
	Export-Import Bank of Korea	1.750%	5/26/19	2,000	1,989
	International Bank for
	Reconstruction & Development	4.750%	2/15/35	2,000	2,432
[5]	Japan	0.000%	3/6/17 150,000		1,284
[5]	Japan	0.000%	3/21/17 180,000		1,541
[5]	Japan Treasury Discount Bill	0.000%	2/13/17 210,000		1,797
[5]	Japan Treasury Discount Bill	0.000%	2/27/17 220,000		1,883
[3]	Kingdom of Saudi Arabia	2.375%	10/26/21	850	825
	Korea Development Bank	2.875%	8/22/18	505	513
	Korea Development Bank	2.500%	3/11/20	2,000	1,991
[3]	Petroleos Mexicanos	5.500%	2/4/19	330	344
[6]	Province of New Brunswick	0.000%	1/24/17	1,000	745
[6]	Province of Ontario	0.000%	2/1/17	1,000	744
	Province of Ontario	2.500%	4/27/26	2,150	2,068
	Province of Quebec	2.500%	4/20/26	3,820	3,642
[6]	Quebec	0.000%	2/3/17	2,000	1,489
[6]	Quebec	0.000%	2/6/17	1,000	744
[6]	Quebec	0.000%	2/10/17	1,000	744
[3]	Sinopec Group Overseas
	Development 2015 Ltd.	2.500%	4/28/20	1,615	1,602
[3]	Sinopec Group Overseas
	Development 2015 Ltd.	3.250%	4/28/25	1,615	1,547
[3]	State Grid Overseas
	Investment 2014 Ltd.	2.750%	5/7/19	1,305	1,322
	Statoil ASA	2.250%	11/8/19	580	583
	Statoil ASA	2.900%	11/8/20	1,410	1,436
	Statoil ASA	2.750%	11/10/21	850	857
	Statoil ASA	2.450%	1/17/23	382	372
	Statoil ASA	2.650%	1/15/24	360	352
	Statoil ASA	3.700%	3/1/24	640	667
	Statoil ASA	3.250%	11/10/24	795	803
[3]	Temasek Financial I Ltd.	2.375%	1/23/23	1,130	1,102
[7]	United Kingdom Treasury Bill	0.000%	1/3/17	1,600	1,972
[7]	United Kingdom Treasury Bill	0.000%	1/9/17	1,600	1,973
[7]	United Kingdom Treasury Bill	0.000%	1/23/17	1,200	1,479
	United Mexican States	3.500%	1/21/21	342	348
	United Mexican States	3.600%	1/30/25	305	295
	United Mexican States	4.750%	3/8/44	170	156
Total Sovereign Bonds (Cost $45,393)					45,217
Taxable Municipal Bonds (1.6%)
	Atlanta GA Downtown Development
	Authority Revenue	6.875%	2/1/21	300	331
	Bay Area Toll Authority California
	Toll Bridge Revenue
	(San Francisco Bay Area)	6.263%	4/1/49	1,000	1,359
	Bay Area Toll Authority California
	Toll Bridge Revenue
	(San Francisco Bay Area)	7.043%	4/1/50	715	1,011
	California GO	5.700%	11/1/21	265	304
	California GO	7.550%	4/1/39	1,170	1,737
	California GO	7.300%	10/1/39	300	424
	California GO	7.625%	3/1/40	90	132
	California GO	7.600%	11/1/40	920	1,384
	Chicago IL Metropolitan Water
	Reclamation District GO	5.720%	12/1/38	215	257

12

Vanguard Balanced Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Chicago IL O’Hare International
	Airport Revenue	6.845%	1/1/38	530	594
	Chicago IL O’Hare International
	Airport Revenue	6.395%	1/1/40	425	555
	Chicago IL Transit Authority Transfer
	Tax Receipts Revenue	6.899%	12/1/40	1,430	1,786
	Chicago Transit Authority	6.899%	12/1/40	695	868
	Commonwealth Financing Authority	4.144%	6/1/38	635	611
	Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	750	978
	Georgia Municipal Electric Power
	Authority Revenue	6.637%	4/1/57	1,296	1,596
	Grand Parkway Transportation Corp.
	Texas System Toll Revenue	5.184%	10/1/42	1,015	1,192
	Houston TX GO	6.290%	3/1/32	570	678
	Illinois GO	5.100%	6/1/33	1,600	1,430
	Illinois Toll Highway Authority Revenue	6.184%	1/1/34	750	942
[8]	Kansas Development Finance
	Authority Revenue (Public Employees
	Retirement System)	5.501%	5/1/34	2,000	2,284
	Los Angeles CA Community College
	District GO	6.750%	8/1/49	405	582
	Los Angeles CA Unified School
	District GO	5.750%	7/1/34	1,400	1,726
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	545	680
	Massachusetts School Building
	Authority Dedicated Sales
	Tax Revenue	5.715%	8/15/39	1,000	1,256
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	410	591
	New Jersey Turnpike Authority
	Revenue	7.102%	1/1/41	600	838
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.790%	6/15/41	115	127
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	80	103
	New York Metropolitan Transportation
	Authority Revenue	6.814%	11/15/40	150	200
	New York Metropolitan Transportation
	Authority Revenue
	(Dedicated Tax Fund)	7.336%	11/15/39	325	478
	New York Metropolitan Transportation
	Authority Revenue
	(Dedicated Tax Fund)	6.089%	11/15/40	445	564
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	1,555	2,172

	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	655	825
	Oregon GO	5.902%	8/1/38	490	616
[8]	Oregon School Boards Association GO	5.528%	6/30/28	2,000	2,338
	Port Authority of New York
	& New Jersey Revenue	5.859%	12/1/24	325	390
	Port Authority of New York
	& New Jersey Revenue	6.040%	12/1/29	265	332
	Port Authority of New York
	& New Jersey Revenue	4.458%	10/1/62	1,300	1,304
	Port Authority of New York
	& New Jersey Revenue	4.810%	10/15/65	640	684
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	305	391
	University of California	3.931%	5/15/45	570	564
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	295	387
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	900	1,175
	University of California Revenue	4.601%	5/15/31	590	650
	University of California Revenue	5.770%	5/15/43	1,010	1,235
	University of California Revenue	4.765%	5/15/44	145	153
Total Taxable Municipal Bonds (Cost $35,995)					40,814
Temporary Cash Investments (2.9%)
Repurchase Agreement (1.9%)
	RBS Securities, Inc.
	(Dated 12/30/16, Repurchase Value
	$47,903,000, collateralized by
	U.S. Treasury Note/Bond, 0.625%,
	4/30/18, with a value of $48,862,000)	0.470%	1/3/17	47,900	47,900

				Shares
Money Market Fund (0.6%)
[9,10] Vanguard Market Liquidity Fund		0.823% 168,023			16,804

				Face
Amount
				($000)
Commercial Paper (0.4%)
[11]	Apple Inc.	0.590%	1/19/17	3,000	2,999
[11]	MetLife Short Term Funding LLC	0.700%	1/25/17	1,000	999
[11]	Nationwide Building Society	0.800%	1/13/17	3,000	2,999
[11]	Toyota Motor Credit Corp.	0.730%	2/6/17	3,500	3,497
					10,494
Total Temporary Cash Investments (Cost $75,199)					75,198
Total Investments (100.0%) (Cost $2,118,162) 2,555,257

13

Vanguard Balanced Portfolio

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	188
Receivables for Investment Securities Sold	16,309
Receivables for Accrued Income	9,496
Receivables for Capital Shares Issued	566
Other Assets[12]	599
Total Other Assets	27,158
Liabilities
Payables for Investment Securities Purchased	(3,727)
Collateral for Securities on Loan	(16,800)
Payables to Investment Advisor	(323)
Payables for Capital Shares Redeemed	(3,380)
Payables to Vanguard	(3,134)
Other Liabilities	(762)
Total Liabilities	(28,126)
Net Assets (100%)
Applicable to 110,930,028 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 2,554,289
Net Asset Value Per Share	$23.03

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,959,596
Undistributed Net Investment Income	59,640
Accumulated Net Realized Gains	97,451
Unrealized Appreciation (Depreciation)
Investment Securities 437,095
Futures Contracts	17
Forward Currency Contracts	512
Foreign Currencies	(22)
Net Assets	2,554,289

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $16,392,000.
* Non-income-producing security.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers.
At December 31, 2016, the aggregate value of these securities was $108,543,000, representing 4.2% of net assets.
4 Adjustable-rate security.
5 Face amount denominated in Japanese yen.
6 Face amount denominated in Canadian dollars.
7 Face amount denominated in British pounds.
8 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
9 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
10 Includes $16,800,000 of collateral received for securities on loan.
11 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other
“accredited investors.” At December 31, 2016, the aggregate value of these securities was $10,494,000, representing 0.4% of net assets.
12 Cash of $57,000 has been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Vanguard Balanced Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1]	42,614
Interest	26,097
Securities Lending—Net	362
Total Income	69,073
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,307
Performance Adjustment	(136)
The Vanguard Group—Note C
Management and Administrative	3,735
Marketing and Distribution	428
Custodian Fees	65
Auditing Fees	34
Shareholders’ Reports	33
Trustees’ Fees and Expenses	4
Total Expenses	5,470
Net Investment Income	63,603
Realized Net Gain (Loss)
Investment Securities Sold	99,198
Futures Contracts	(1,388)
Foreign Currencies and Forward
Currency Contracts	302
Realized Net Gain (Loss)	98,112
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	89,616
Futures Contracts	(17)
Foreign Currencies and Forward
Currency Contracts	509
Change in Unrealized Appreciation
(Depreciation)	90,108
Net Increase (Decrease) in Net Assets
Resulting from Operations	251,823
1 Dividends are net of foreign withholding taxes of $565,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	63,603	59,143
Realized Net Gain (Loss)	98,112	103,957
Change in Unrealized Appreciation (Depreciation)	90,108	(161,796)
Net Increase (Decrease) in Net Assets Resulting from Operations	251,823	1,304
Distributions
Net Investment Income	(59,178)	(55,202)
Realized Capital Gain[1]	(103,561)	(109,242)
Total Distributions	(162,739)	(164,444)
Capital Share Transactions
Issued	224,117	206,845
Issued in Lieu of Cash Distributions	162,739	164,444
Redeemed	(233,312)	(230,337)
Net Increase (Decrease) from Capital Share Transactions	153,544	140,952
Total Increase (Decrease)	242,628	(22,188)
Net Assets
Beginning of Period	2,311,661	2,333,849
End of Period[2]	2,554,289	2,311,661
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $1,336,000 and $5,133,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $59,640,000 and $55,763,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Balanced Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.32	$23.99	$23.66	$20.70	$18.90
Investment Operations
Net Investment Income	.581	.576	.569	.540	.547
Net Realized and Unrealized Gain (Loss)
on Investments	1.713	(.548)	1.613	3.450	1.800
Total from Investment Operations	2.294	.028	2.182	3.990	2.347
Distributions
Dividends from Net Investment Income	(.576)	(.570)	(.555)	(.550)	(.547)
Distributions from Realized Capital Gains	(1.008)	(1.128)	(1.297)	(.480)	—
Total Distributions	(1.584)	(1.698)	(1.852)	(1.030)	(.547)
Net Asset Value, End of Period	$23.03	$22.32	$23.99	$23.66	$20.70

Total Return	11.01%	0.09%	9.84%	19.88%	12.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,554	$2,312	$2,334	$2,089	$1,691
Ratio of Total Expenses to Average Net Assets[1]	0.23%	0.23%	0.25%	0.27%	0.26%
Ratio of Net Investment Income to
Average Net Assets	2.66%	2.53%	2.50%	2.52%	2.86%
Portfolio Turnover Rate[2]	33%	45%	70%	31%	24%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), 0.00%, 0.00%, 0.00%, and (0.01%).
2 Includes 0%, 14%, 15%, 19%, and 18% attributable to mortgage-dollar-roll activity.

Notes to Financial Statements

Vanguard Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-

16

Vanguard Balanced Portfolio

traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 1% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2016, the portfolio’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

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Vanguard Balanced Portfolio

5. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

6. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

7. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

8. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

9. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

10. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net

18

Vanguard Balanced Portfolio

amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

11. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

12. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the combined index comprising the S&P 500 Index and the Bloomberg Barclays U.S. Credit A or Better Bond Index for the preceding three years. For the year ended December 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.06% of the portfolio’s average net assets before a decrease of $136,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $188,000, representing 0.01% of the portfolio’s net assets and 0.08% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

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Vanguard Balanced Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,492,854	175,025	—
U.S. Government and Agency Obligations	—	148,231	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	24,739	—
Corporate Bonds	—	553,179	—
Sovereign Bonds	—	45,217	—
Taxable Municipal Bonds	—	40,814	—
Temporary Cash Investments	16,804	58,394	—
Futures Contracts—Assets[1]	23	—	—
Futures Contracts—Liabilities[1]	(24)	—	—
Forward Currency Contracts—Assets	—	519	—
Forward Currency Contracts—Liabilities	—	(7)	—
Total	1,509,657	1,046,111	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	23	519	542
Other Liabilities	(24)	(7)	(31)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2016, were:

	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(1,388)	—	(1,388)
Forward Currency Contracts	—	442	442
Realized Net Gain (Loss) on Derivatives	(1,388)	442	(946)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(17)	—	(17)
Forward Currency Contracts	—	512	512
Change in Unrealized Appreciation (Depreciation) on Derivatives	(17)	512	495

At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2017	92	10,825	(15)
10-Year U.S. Treasury Note	March 2017	(69)	(8,575)	42
Ultra Long U.S. Treasury Bond	March 2017	8	1,282	(10)
				17

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

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Vanguard Balanced Portfolio

At December 31, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
J.P. Morgan Securities, Inc.	2/27/17	USD	1,962	JPY	220,000	74
Bank of America N.A	2/13/17	USD	1,953	JPY	210,000	152
Citibank, N.A.	3/21/17	USD	1,597	JPY	180,000	51
J.P. Morgan Securities, Inc.	3/6/17	USD	1,344	JPY	150,000	56
Citibank, N.A.	2/3/17	USD	1,494	CAD	2,000	3
Goldman Sachs International	1/9/17	USD	2,017	GBP	1,600	44
J.P. Morgan Securities, Inc.	1/3/17	USD	2,081	GBP	1,600	109
Citibank, N.A.	1/23/17	USD	1,473	GBP	1,200	(7)
Goldman Sachs International	2/6/17	USD	747	CAD	1,000	2
Goldman Sachs International	2/10/17	USD	747	CAD	1,000	2
J.P. Morgan Securities, Inc.	1/24/17	USD	754	CAD	1,000	9
J.P. Morgan Securities, Inc.	2/1/17	USD	762	CAD	1,000	17
						512
CAD—Canadian dollar.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2016, the portfolio realized net foreign currency losses of $548,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2016, the portfolio had $70,817,000 of ordinary income and $90,513,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $2,118,964,000. Net unrealized appreciation of investment securities for tax purposes was $436,293,000, consisting of unrealized gains of $462,068,000 on securities that had risen in value since their purchase and $25,775,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2016, the portfolio purchased $517,716,000 of investment securities and sold $490,564,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $271,593,000 and $287,492,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	10,171	9,057
Issued in Lieu of Cash Distributions	7,798	7,341
Redeemed	(10,616)	(10,090)
Net Increase (Decrease) in Shares Outstanding	7,353	6,308

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Vanguard Balanced Portfolio

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 77% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

22

Vanguard Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Balanced Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Balanced Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Balanced Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $102,226,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 46.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

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Vanguard Balanced Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Balanced Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,055.86	$1.19
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.98	1.17

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.23%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

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Vanguard Balanced Portfolio

Vanguard Balanced Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Balanced Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Balanced Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Balanced Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Balanced Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Balanced Portfolio or any owners or purchasers of Vanguard Balanced Portfolio. Barclays has no
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IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD BALANCED PORTFOLIO OR ANY
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© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

25

Vanguard® Capital Growth Portfolio

Advisor’s Report

For the fiscal year ended December 31, 2016, Vanguard Capital Growth Portfolio returned 10.84%, below the 11.96% return of its benchmark, the unmanaged Standard & Poor’s 500 Index, but ahead of the 2.18% average return of its variable insurance multi-capitalization growth fund competitors. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Relative to the unmanaged S&P 500 Index, the portfolio’s underperformance was driven by unfavorable sector allocations, especially its overweight position in health care. This was only partially offset by positive stock selection, largely related to its information technology investments.

Investment environment

The investment environment in 2016 was characterized by a series of episodes during which investors flocked to certain sectors and industries, only to rapidly pivot as circumstances changed. Early in the year, concerns about the stability of the global financial system, fueled by the unprecedented phenomenon of negative interest rates, led to a sharp decline in the S&P 500 Index. During this time, defensive sectors such as utilities and telecommunication services outperformed. As investor fears subsided, oil prices began to recover from their multiyear lows, and the S&P 500 Index rallied. Along with energy stocks, information technology stocks appreciated as investments with higher growth potential came into favor.

Stocks in industries that were expected to benefit from the policies of the newly elected U.S. president’s administration, such as financials, transportation, and defense outperformed between Election Day and year-end. Health care was the worst-performing sector for the year, as concerns over drug pricing and a number of adverse clinical trial outcomes led to declines in many biotechnology and pharmaceutical stocks.

Portfolio update

At the end of the year, the portfolio was overweighted in information technology, health care, and industrial stocks and underweighted in utilities, consumer staples, energy, telecommunication services, financials, consumer discretionary, and real estate stocks. Within information technology, the portfolio was most overweighted in semiconductor and software stocks, in large part due to its sizable positions in Microsoft (4.7% of holdings), Texas Instruments (4.4%), and Adobe Systems (3.7%). In health care, the portfolio was most overweighted in biotechnology and pharmaceutical stocks, notably Biogen (4.6%), Eli Lilly (4.3%), Amgen (4.1%), and Roche (2.6%). Most of our industrial holdings were in transportation, including airlines (7.4%) and FedEx (3.6%).

The portfolio’s information technology holdings returned 23%, well ahead of the 14% return of the S&P 500 Information Technology Index. Our semiconductor holdings returned 52%, led by NVIDIA (+227%), Texas Instruments (+37%), Micron (+55%), and QUALCOMM (+35%). NVIDIA’s stock price increased dramatically as investors reassessed the company’s long-term growth potential as new applications for graphics processing units (GPUs) beyond personal computers and gaming consoles. GPUs are well-suited to machine learning and virtual reality—technologies that are expected to gain widespread adoption over the coming years and enable new, potentially very large markets. The emerging autonomous vehicle market is one such example.

Our health care holdings returned –7%, below the –2% return of the S&P 500 Health Care Index. The portfolio’s largest biopharmaceutical holdings, including Biogen (–7%), Eli Lilly (–10%), Amgen

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Capital Growth Portfolio	10.84%	9.76%
S&P 500 Index	11.96	6.95
Variable Insurance Multi-Cap Growth Funds Average[1]	2.18	5.72
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Multi-Cap Growth
	Portfolio[2]	Funds Average[3]
Capital Growth Portfolio	0.36%	0.79%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Capital Growth Portfolio’s expense ratio was 0.36%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Capital Growth Portfolio

(–8%), and Roche (–14%), underperformed as the industry fell out of favor. Investor concerns related to drug pricing, which came into focus in 2015 as the business practices of a few bad actors drew media and public scrutiny, were stoked by the rhetoric of presidential candidates. Disappointing clinical trial outcomes, including for portfolio holdings Biogen and Eli Lilly, were another significant factor.

After a very weak first half, the portfolio’s airline holdings rallied and generated a 14% total return for the year. Our airline investments still trade at substantial discounts to the S&P 500 Index because of continued investor concerns about the industry’s cyclicality and its history of destructive price wars. We believe the market’s appraisal of the airline industry does not adequately reflect its growth prospects and its ability to calibrate supply with demand. Finally, several of our airline holdings have demonstrated a commitment to shareholder returns over the past couple of years, through share repurchases and dividends. American Airlines, for example, has reduced its outstanding shares by 33% through open market share repurchases.

Advisor perspectives

Though our research efforts are focused on fundamental analysis of companies and industries, geopolitical factors can have a significantly positive or negative influence on individual companies, industries, and entire economies. We find the U.S. political environment to be fraught with an unusually high degree of uncertainty on many issues. International trade, an important enabler of economic efficiency, has come under fire based on mercantilist economic theories rejected by mainstream economists. Trade barriers, including the so-called border tax advocated by President Trump’s administration, would create economic distortions and ultimately reduce economic growth. On the other hand, we agree that current corporate tax policy in the United States is uncompetitive and should be reformed. Given the magnitude of the proposed changes under consideration, we are contemplating their potential effects on the earnings of our holdings as well as on those of stocks we do not own.

Conclusion

As evidenced by the recent past, our returns often deviate substantially from those of underlying benchmarks, given that our bottom-up investment approach results in portfolios that differ significantly from such benchmarks. We continue to believe this approach can generate superior returns for our shareholders over the long term.

PRIMECAP Management Company January 17, 2017

2

Vanguard Capital Growth Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	99	505
Median Market Cap	$62.1B	$84.8B
Price/Earnings Ratio	21.5x	23.0x
Price/Book Ratio	3.7x	2.9x
Yield[2]	1.3%	2.1%
Return on Equity	18.4%	17.4%
Earnings Growth Rate	10.4%	8.1%
Foreign Holdings	9.2%	0.0%
Turnover Rate	5%	—
Expense Ratio[3]	0.36%	—
Short-Term Reserves	6.2%	—

Sector Diversification (% of portfolio)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	7.6%	12.0%
Consumer Staples	0.4	9.4
Energy	1.6	7.5
Financials	8.0	14.8
Health Care	23.8	13.6
Industrials	18.5	10.3
Information Technology	37.3	20.8
Materials	1.8	2.8
Real Estate	0.0	2.9
Telecommunication Services	1.0	2.7
Utilities	0.0	3.2

Ten Largest Holdings[4] (% of total net assets)

Microsoft Corp.	Systems Software	4.7%
Biogen Inc.	Biotechnology	4.6
Alphabet Inc.	Internet Software
	& Services	4.5
Texas Instruments Inc.	Semiconductors	4.4
Eli Lilly & Co.	Pharmaceuticals	4.3
Amgen Inc.	Biotechnology	4.1
Adobe Systems Inc.	Application
	Software	3.7
FedEx Corp.	Air Freight
	& Logistics	3.6
Southwest Airlines Co.	Airlines	3.4
NVIDIA Corp.	Semiconductors	2.6
Top Ten		39.9%

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.87
Beta	0.98

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 30-day SEC yield for the portfolio; annualized dividend yield for the index.
3 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Capital Growth Portfolio’s expense ratio was 0.36%.
4 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Capital Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Capital Growth Portfolio	10.84%	16.59%	9.76%	$25,384
S&P 500 Index	11.96	14.66	6.95	19,572
Variable Insurance Multi-Cap Growth
Funds Average[1]	2.18	12.01	5.72	17,438

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

4

Vanguard Capital Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (93.9%)
Consumer Discretionary (7.1%)
Ross Stores Inc.	175,100	11,487
L Brands Inc.	166,100	10,936
TJX Cos. Inc.	133,000	9,992
Sony Corp. ADR	337,200	9,452
Walt Disney Co.	85,100	8,869
Carnival Corp.	140,800	7,330
Royal Caribbean
Cruises Ltd.	55,100	4,520
* Amazon.com Inc.	3,500	2,625
Bed Bath & Beyond Inc.	41,700	1,695
Comcast Corp. Class A	13,600	939
VF Corp.	13,500	720
Whirlpool Corp.	1,100	200
		68,765
Consumer Staples (0.3%)
CVS Health Corp.	29,700	2,344
Tyson Foods Inc. Class A	16,100	993
		3,337
Energy (1.5%)
Schlumberger Ltd.	58,300	4,894
EOG Resources Inc.	41,700	4,216
* Transocean Ltd.	169,200	2,494
Noble Energy Inc.	43,000	1,637
Exxon Mobil Corp.	11,200	1,011
		14,252
Financials (7.5%)
Charles Schwab Corp.	488,600	19,285
JPMorgan Chase & Co.	218,700	18,871
Wells Fargo & Co.	212,600	11,716
Marsh & McLennan
Cos. Inc.	150,700	10,186
Progressive Corp.	120,700	4,285
US Bancorp	66,400	3,411
Discover Financial Services	29,700	2,141
CME Group Inc.	16,500	1,903
American Express Co.	7,800	578
Chubb Ltd.	823	109
		72,485
Health Care (22.3%)
* Biogen Inc.	156,200	44,295
Eli Lilly & Co.	561,500	41,298
Amgen Inc.	267,971	39,180
Roche Holding AG	109,900	25,052
Novartis AG ADR	246,250	17,937
* Boston Scientific Corp.	544,502	11,777
Medtronic plc	164,200	11,696
Thermo Fisher
Scientific Inc.	49,700	7,013
^ AstraZeneca plc ADR	256,400	7,005
Abbott Laboratories	123,300	4,736
Johnson & Johnson	19,100	2,200
Sanofi ADR	36,800	1,488

	GlaxoSmithKline plc ADR	25,100	967
	AbbVie Inc.	14,000	877
			215,521
Industrials (17.4%)
	FedEx Corp.	186,500	34,726
	Southwest Airlines Co.	661,750	32,982
	Airbus SE	227,700	15,039
	American Airlines
	Group Inc.	314,900	14,703
	Alaska Air Group Inc.	132,700	11,775
	Honeywell International Inc.	69,600	8,063
*	United Continental
	Holdings Inc.	107,200	7,813
	Union Pacific Corp.	71,100	7,372
	Caterpillar Inc.	78,900	7,317
	Deere & Co.	59,500	6,131
	United Parcel Service Inc.
	Class B	43,550	4,993
	Delta Air Lines Inc.	90,100	4,432
	Boeing Co.	16,800	2,615
	United Technologies Corp.	22,600	2,477
	Pentair plc	28,300	1,587
	CSX Corp.	42,500	1,527
	Safran SA	18,900	1,359
	Rockwell Automation Inc.	8,000	1,075
	CH Robinson Worldwide Inc.	11,400	835
	Expeditors International
	of Washington Inc.	14,100	747
			167,568
Information Technology (35.1%)
	Microsoft Corp.	722,400	44,890
	Texas Instruments Inc.	578,300	42,199
*	Adobe Systems Inc.	345,300	35,549
	NVIDIA Corp.	238,050	25,409
*	Alphabet Inc. Class A	27,500	21,792
*	Alphabet Inc. Class C	27,570	21,279
*	Alibaba Group
	Holding Ltd. ADR	159,600	14,014
*	Micron Technology Inc.	615,400	13,490
	Intel Corp.	355,000	12,876
	Hewlett Packard
	Enterprise Co.	536,250	12,409
	QUALCOMM Inc.	182,000	11,866
	KLA-Tencor Corp.	127,200	10,008
	Intuit Inc.	86,500	9,914
	HP Inc.	618,550	9,179
	NetApp Inc.	255,400	9,008
	Cisco Systems Inc.	291,400	8,806
	Oracle Corp.	141,300	5,433
	Activision Blizzard Inc.	116,000	4,189
	Telefonaktiebolaget
	LM Ericsson ADR	717,500	4,183
	Plantronics Inc.	71,650	3,924
	Analog Devices Inc.	42,400	3,079
	Visa Inc. Class A	35,400	2,762

Corning Inc.	98,350	2,387
* Dell Technologies Inc.
Class V	37,974	2,087
* BlackBerry Ltd.	195,800	1,349
* PayPal Holdings Inc.	31,700	1,251
Apple Inc.	9,500	1,100
* Yahoo! Inc.	26,600	1,029
Mastercard Inc. Class A	9,800	1,012
* eBay Inc.	31,700	941
* Entegris Inc.	46,900	840
		338,254
Materials (1.7%)
Monsanto Co.	115,400	12,141
Praxair Inc.	17,400	2,039
Potash Corp. of
Saskatchewan Inc.	104,700	1,894
* AdvanSix Inc.	2,784	62
		16,136
Telecommunication Services (1.0%)
AT&T Inc.	217,508	9,250
Total Common Stocks
(Cost $580,572)		905,568
Temporary Cash Investment (6.8%)
Money Market Fund (6.8%)
[1,2] Vanguard Market Liquidity
Fund, 0.823%
(Cost $65,098)	650,901	65,097
Total Investments (100.7%)
(Cost $645,670)		970,665
Other Assets and Liabilities (-0.7%)
Other Assets		1,569
Liabilities[2]		(8,251)
		(6,682)
Net Assets (100%)
Applicable to 33,995,976 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		963,983
Net Asset Value Per Share		$28.36

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers		905,568
Affiliated Vanguard Funds		65,097
Total Investments in Securities		970,665
Investment in Vanguard		71
Receivables for Accrued Income		1,142
Receivables for Capital Shares Issued		356
Total Assets		972,234
Liabilities
Payables for Investment Securities
Purchased		38
Collateral for Securities on Loan		5,600
Payables to Investment Advisor		351
Payables for Capital Shares Redeemed		1,268
Payables to Vanguard		994
Total Liabilities		8,251
Net Assets		963,983

5

Vanguard Capital Growth Portfolio

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	599,270
Undistributed Net Investment Income	11,707
Accumulated Net Realized Gains	28,041
Unrealized Appreciation (Depreciation)
Investment Securities	324,995
Foreign Currencies	(30)
Net Assets	963,983

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,464,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $5,600,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Capital Growth Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1]	15,601
Interest [2]	250
Securities Lending—Net	47
Total Income	15,898
Expenses
Investment Advisory Fees—Note B	1,328
The Vanguard Group—Note C
Management and Administrative	1,619
Marketing and Distribution	172
Custodian Fees	20
Auditing Fees	32
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	3,187
Net Investment Income	12,711
Realized Net Gain (Loss)
Investment Securities Sold [2]	28,129
Foreign Currencies	(3)
Realized Net Gain (Loss)	28,126
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	52,054
Foreign Currencies	(9)
Change in Unrealized Appreciation
(Depreciation)	52,045
Net Increase (Decrease) in Net Assets
Resulting from Operations	92,882
1 Dividends are net of foreign withholding taxes of $379,000.
2 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $250,000 and $6,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	12,711	10,604
Realized Net Gain (Loss)	28,126	23,361
Change in Unrealized Appreciation (Depreciation)	52,045	(12,515)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,882	21,450
Distributions
Net Investment Income	(10,670)	(9,459)
Realized Capital Gain[1]	(23,420)	(28,597)
Total Distributions	(34,090)	(38,056)
Capital Share Transactions
Issued	117,049	191,432
Issued in Lieu of Cash Distributions	34,090	38,056
Redeemed	(139,777)	(148,174)
Net Increase (Decrease) from Capital Share Transactions	11,362	81,314
Total Increase (Decrease)	70,154	64,708
Net Assets
Beginning of Period	893,829	829,121
End of Period[2]	963,983	893,829
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $168,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $11,707,000 and $9,669,000.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Capital Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$26.64	$27.15	$23.60	$17.68	$15.69
Investment Operations
Net Investment Income	.374	.310	.304	.219	.255
Net Realized and Unrealized Gain (Loss)
on Investments	2.362	.391	3.945	6.421	2.152
Total from Investment Operations	2.736	.701	4.249	6.640	2.407
Distributions
Dividends from Net Investment Income	(.318)	(.301)	(.218)	(.250)	(.165)
Distributions from Realized Capital Gains	(.698)	(.910)	(.481)	(.470)	(.252)
Total Distributions	(1.016)	(1.211)	(.699)	(.720)	(.417)
Net Asset Value, End of Period	$28.36	$26.64	$27.15	$23.60	$17.68

Total Return	10.84%	2.62%	18.43%	38.48%	15.47%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$964	$894	$829	$631	$395
Ratio of Total Expenses to Average Net Assets	0.36%	0.36%	0.40%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	1.44%	1.21%	1.31%	1.13%	1.48%
Portfolio Turnover Rate	5%	5%	11%	7%	6%

Notes to Financial Statements

Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

8

Vanguard Capital Growth Portfolio

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. PRIMECAP Management Company provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2016, the investment advisory fee represented an effective annual rate of 0.15% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $71,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

9

Vanguard Capital Growth Portfolio

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	864,118	41,450	—
Temporary Cash Investments	65,097	—	—
Total	929,215	41,450	—

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $13,142,000 of ordinary income and $27,500,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $645,670,000.

Net unrealized appreciation of investment securities for tax purposes was $324,995,000, consisting of unrealized gains of $343,035,000 on securities that had risen in value since their purchase and $18,040,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2016, the portfolio purchased $44,976,000 of investment securities and sold $67,638,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	4,457	7,167
Issued in Lieu of Cash Distributions	1,382	1,442
Redeemed	(5,391)	(5,603)
Net Increase (Decrease) in Shares Outstanding	448	3,006

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 63% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

10

Vanguard Capital Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Capital Growth Portfolio: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Capital Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard Capital Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $23,253,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 94.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

11

Vanguard Capital Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Capital Growth Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,121.98	$3.68
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.67	3.51

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.36%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

12

Vanguard® Conservative Allocation Portfolio

For the fiscal year ended December 31, 2016, the Conservative Allocation Portfolio returned 6.02%, in line with its composite benchmark index and better than the average return of its peers.

The table below shows the returns of the portfolio and its comparative standards for the past year. For more perspective, we also present annualized returns since the portfolio’s inception. Note that the portfolio returns in Vanguard Variable Insurance Fund differ from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. stock markets surged while bonds returns faded

Your portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds.

The portfolio targets an asset allocation of approximately 60% bonds and 40% stocks. Its holdings consist of VVIF Total Bond Market Index Portfolio (48%), VVIF Equity Index Portfolio (23%), Vanguard Total International Bond Index Fund (12%), Vanguard Total International Stock Index Fund (12%), and Vanguard Extended Market Index Fund (5%).

The Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned 2.47%. After advancing strongly through most of the year, U.S. bond prices fell and yields rose after the election as investors anticipated faster economic growth, higher inflation, and increased short-term rates. Treasuries and mortgage-backed securities lagged investment-grade corporate bonds.

Despite a fourth-quarter decline, Vanguard Total International Bond Index Fund, hedged against currency exposure, returned 4.67%. Lower-rated bonds beat higher-quality bonds; longer-term bonds bested shorter-maturity bonds.

In the U.S. equity markets, small-capitalization stocks surpassed large-and mid-caps, while value stocks returned more than growth stocks. The Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned 15.99%. The Equity Index Portfolio, which focuses on large-cap stocks, returned 11.81%.

Financials had some of the strongest performers in the U.S. equity market, helped by an improving economy, a rising stock market, and expectations of further rate hikes. Information technology and energy also did well; energy got a boost from a rebound in oil prices.

The Total International Stock Index Fund returned 4.65%. Emerging markets outperformed developed markets outside the United States. European markets finished with negative returns, lagging markets in the Asia-Pacific region.

Tight tracking prevailed over the last half-decade

Since its inception in October 2011, the portfolio has posted an average annual return of 6.43%. It closely tracked its target benchmark and beat the average return of its peers by more than 1 percentage point.

The portfolio’s objective is to track the index closely, and its success in doing so is a testament to the expertise and experience of its advisor, Vanguard Equity Index Group. In addition, the portfolio’s low costs have helped close the gap between the index’s results and your returns.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Conservative Allocation Portfolio	6.02%	6.43%
Conservative Allocation Composite Index [2]	6.27	6.61
Variable Insurance Mixed-Asset Target Allocation
Conservative Funds Average [3]	5.22	5.08
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Conservative
	and Expenses[4]	Funds Average[5]
Conservative Allocation Portfolio	0.16%	0.43%

1 Portfolio inception.
2 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12%
FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex
USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2016, the acquired fund fees and expenses were 0.16%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Conservative Allocation Portfolio

Portfolio Profile
As of December 31, 2016

Total Portfolio Characteristics

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	48.1%
Vanguard Variable Insurance Fund
Equity Index Portfolio	22.6
Vanguard Total International Stock Index
Fund Investor Shares	12.1
Vanguard Total International Bond Index
Fund Investor Shares	12.1
Vanguard Extended Market Index Fund
Investor Shares	5.1

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Conservative Allocation Portfolio invests. The Conservative Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2016, the acquired fund fees and expenses were 0.16%.

Vanguard Conservative Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Conservative Allocation Portfolio	6.02%	6.24%	6.43%	$13,830
Conservative Allocation Composite Index[2]	6.27	6.44	6.61	13,952
Variable Insurance Mixed-Asset Target
Conservative Funds Average[3]	5.22	4.86	5.08	12,939
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	14.99	20,676

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2016

1 October 19, 2011.
2 Weighted 48% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, 12% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged), and 12%
FTSE Global All Cap ex US Index as of June 3, 2013. Previously, the composite was weighted 60% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 28% S&P Total Market Index, and 12% MSCI ACWI ex
USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Conservative Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (27.7%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	1,478,445	52,677
Vanguard Extended Market Index Fund Investor Shares	162,953	11,856
		64,533
International Stock Fund (12.1%)
Vanguard Total International Stock Index Fund Investor Shares	1,911,514	28,157

U.S. Bond Fund (48.1%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	9,505,496	111,880

International Bond Fund (12.1%)
Vanguard Total International Bond Index Fund Investor Shares	2,596,278	28,144
Total Investment Companies (Cost $230,095)		232,714
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.823% (Cost $25)	253	25
Total Investments (100.0%) (Cost $230,120)		232,739
Other Assets and Liabilities (0.0%)
Other Assets		76
Liabilities		(64)
		12
Net Assets (100%)
Applicable to 9,608,079 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		232,751
Net Asset Value Per Share		$24.22

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		232,739
Receivables for Accrued Income		3
Receivables for Capital Shares Issued		73
Total Assets		232,815
Liabilities
Payables for Investment Securities Purchased		10
Payables for Capital Shares Redeemed		54
Total Liabilities		64
Net Assets		232,751

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	220,851
Undistributed Net Investment Income	4,847
Accumulated Net Realized Gains	4,434
Unrealized Appreciation (Depreciation)	2,619
Net Assets	232,751

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Conservative Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	4,888
Other Income	3
Net Investment Income—Note B	4,891
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	1,193
Affiliated Investment Securities Sold	3,258
Realized Net Gain (Loss)	4,451
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	3,600
Net Increase (Decrease) in Net Assets
Resulting from Operations	12,942

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,891	3,582
Realized Net Gain (Loss)	4,451	4,185
Change in Unrealized Appreciation (Depreciation)	3,600	(7,838)
Net Increase (Decrease) in Net Assets Resulting from Operations	12,942	(71)
Distributions
Net Investment Income	(3,584)	(2,725)
Realized Capital Gain[1]	(4,192)	(2,767)
Total Distributions	(7,776)	(5,492)
Capital Share Transactions
Issued	52,473	73,018
Issued in Lieu of Cash Distributions	7,776	5,492
Redeemed	(31,770)	(33,495)
Net Increase (Decrease) from Capital Share Transactions	28,479	45,015
Total Increase (Decrease)	33,645	39,452
Net Assets
Beginning of Period	199,106	159,654
End of Period[2]	232,751	199,106
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $370,000 and $106,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $4,847,000 and $3,540,000.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Conservative Allocation Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.72	$24.44	$23.86	$22.27	$20.44
Investment Operations
Net Investment Income[1]	.527	.470	.495	.514	.424
Capital Gain Distributions Received[1]	.128	.201	.130	.252	.197
Net Realized and Unrealized Gain (Loss)
on Investments	.728	(.611)	.971	1.229	1.268
Total from Investment Operations	1.383	.060	1.596	1.995	1.889
Distributions
Dividends from Net Investment Income	(.407)	(.387)	(.386)	(.215)	(.041)
Distributions from Realized Capital Gains	(.476)	(.393)	(.630)	(.190)	(.018)
Total Distributions	(.883)	(.780)	(1.016)	(.405)	(.059)
Net Asset Value, End of Period	$24.22	$23.72	$24.44	$23.86	$22.27

Total Return	6.02%	0.20%	6.91%	9.06%	9.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$233	$199	$160	$102	$61
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.19%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.20%	1.95%	2.07%	2.23%	1.97%
Portfolio Turnover Rate	14%	15%	13%	37%	17%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Conservative Allocation Portfolio

Notes to Financial Statements

Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2016, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

7

Vanguard Conservative Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $5,565,000 of ordinary income and $3,716,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $230,120,000. Net unrealized appreciation of investment securities for tax purposes was $2,619,000, consisting of unrealized gains of $7,746,000 on securities that had risen in value since their purchase and $5,127,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	2,207	3,024
Issued in Lieu of Cash Distributions	337	228
Redeemed	(1,331)	(1,389)
Net Increase (Decrease) in Shares Outstanding	1,213	1,863

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,	Proceeds				Dec. 31,
	2015	from			Capital Gain	2016
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	10,346	1,846	2,029	161	—	11,856
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	25
Vanguard Total International
Bond Index Fund	23,949	4,095	500	499	—	28,144
Vanguard Total International
Stock Index Fund	23,874	7,527	4,020	783	—	28,157
Vanguard Variable Insurance
Fund—Equity Index Portfolio	45,136	13,624	10,296	1,121	916	52,677
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	95,808	31,318	14,822	2,324	277	111,880
Total	199,113	58,410	31,667	4,888	1,193	232,739
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

8

Vanguard Conservative Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Conservative Allocation Portfolio: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Conservative Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard Conservative Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $3,822,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 20.5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $1,263,000 and foreign taxes paid of $57,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

9

Vanguard Conservative Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Conservative Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Conservative Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Conservative Allocation Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,014.66	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.33	0.81

1 The calculations are based on the Conservative Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Conservative Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

10

Vanguard Conservative Allocation Portfolio

Vanguard Conservative Allocation Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”).
Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Conservative Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Conservative Allocation Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Conservative Allocation Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Conservative
Allocation Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Conservative Allocation Portfolio
or any owners or purchasers of Vanguard Conservative Allocation Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Conservative Allocation Portfolio or the owners of Vanguard Conservative Allocation Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Conservative Allocation Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Conservative Allocation Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS
IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD CONSERVATIVE ALLOCATION
PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY
OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG
BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION
WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS
ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE
LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

11

Vanguard® Diversified Value Portfolio

Advisor’s Report

Vanguard Diversified Value Portfolio returned 12.96% for the 12 months ending December 31, 2016, behind the 17.34% return of its benchmark, the Russell 1000 Value Index, and the 15.70% average return of its variable insurance large-cap value peers. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The investment environment

The volatility in market sentiment over the last year has been monumental. At the end of 2015, the U.S. Federal Reserve increased its benchmark overnight rate for the first time in nearly a decade, on the heels of improved core consumer price index readings. At the time, the prevailing view was that a tightening cycle was beginning, and the futures market priced in three more rate hikes for 2016. Several months later, after mounting concerns that the Chinese would enact massive currency devaluations, a surprise Brexit vote, and increasing fears of slowing global growth, the futures market implied no rate increases before the end of 2017.

Today, however, we are in a much different situation. The market is up 26% from the lows of 2016. Global economic data has improved, especially in the United States. President Trump’s administration is widely being viewed by investors as good for economic growth. By way of illustration, the January 2017 small business optimism reading had the largest one-month jump since 1980 and is near record highs. To say the outlook has improved from the middle of 2016 would be an understatement. Accordingly, the futures market now implies two more rate hikes this year, followed by two more in 2018. In short, equity market bullishness is back in vogue after a wild ride in 2016.

In our midyear update, we warned that stocks viewed as “bond proxies,” such as utilities, real estate investment trusts, consumer staples, and telecommunications, had become very expensive because of investors’ search for safety and would lag in a recovery of growth prospects. These groups trailed the market by an average of 12% in the second half of 2016 as growth prospects improved. Conversely, the largest beneficiaries of the upswing in economic growth expectations have been banks. The KBW Nasdaq Bank Index is up an incredible 65% from the lows of 2016.

Our successes and shortfalls

Although the portfolio was up for the year, it lagged its benchmark. Relative to the benchmark, the underweight positions in utilities and REITs helped performance. The portfolio owned few utilities and no REITs during the year because of valuations. Consumer discretionary also contributed, with strong results from Target and a new position in Carnival Cruise Lines leading the performance. Meanwhile, Ford shares lagged as market participants worried about the auto cycle.

State Street, our biggest winner in financials, was added to the portfolio earlier in the year after falling sharply, and it recovered strongly with the banks throughout the year. Wells Fargo was the sector’s biggest laggard, after suffering through a scandal over employees opening fake accounts for customers. While unfortunate, the activity was limited to roughly 2% of the workforce, and corrective actions have been taken. A fine is still possible, but it would be manageable. Although account growth has slowed, deposit balances have accelerated—an important metric we follow for franchise health. The stock is trading at an unusually large discount to the group, which we expect will close over time.

Health care and energy were the biggest relative detractors. In health care, Teva Pharmaceuticals, the world’s largest generic drug manufacturer, detracted most.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
Vanguard Diversified Value Portfolio	12.96%	5.73%
Russell 1000 Value Index	17.34	5.72
Variable Insurance Large-Cap Value Funds Average[1]	15.70	5.25
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Value
	Portfolio[2]	Funds Average[3]
Diversified Value Portfolio	0.28%	0.86%

1 Derived from data provided by Lipper, a Thomson Reuters Company.

2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Diversified Value Portfolio’s expense ratio was 0.27%.

3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Diversified Value Portfolio

The company was added to the portfolio throughout the year. Before the first purchase, the stock had sold off 25% on concerns about generic pricing, which we surmised were overblown. Since then, a few new concerns have affected the shares, including a court challenge to the patent of Copaxone, Teva’s largest branded drug. Copaxone accounts for roughly 25% of the company’s profits; even without those profits, the stock would be under 9 times earnings. Additionally, the company has experienced meaningful delays in large new generic product launches, which have impacted future earnings expectations. Teva is an example of a good company that has hit a perfect storm of issues; its drug pipeline looks strong, but the execution must improve. Although the market has little confidence in management, we believe this is more than reflected in the valuation of 7 times earnings per share, a 50% discount to the NYSE Pharmaceutical Index, with a 4% dividend yield.

In energy, Conoco Phillips lagged as it was forced to cut its dividend just as oil prices bottomed in early February. Phillips 66 also hurt performance, as higher oil prices and high gasoline inventories combined to lower refiner margins. Many of our other energy holdings rose, led by exploration and production companies more levered to the commodity price.

Our portfolio positioning

Our investment process places a lot of value on dividends, but not simply high current yield. We look for dividends supported by above-average cash earnings growth that will support dividend growth well above that of the overall market. The appeal of high current yield may come and go as interest rates fluctuate, but we believe that the attraction of strong and growing dividends is more enduring.

We remain focused on buying a concentrated portfolio of good companies trading at valuations below the broad market for reasons that we believe to be temporary or overblown. There are many ways to define the quality of an investment, but the companies in our portfolio have higher-than-average returns on invested capital and free cash-flow margins, while returning a greater-than-average amount of the free cash flow to shareholders, especially through dividends. This bottom-up investing approach leads us to a portfolio today that is overweighted in pharmaceutical stocks and underweighted in financial, REIT, and electric utility stocks. We remain optimistic that the combination of a fundamental premium with a valuation advantage positions the portfolio well for the future.

Portfolio Managers:

Jeff Fahrenbruch, Managing Director

David Ganucheau, Managing Director

Barrow, Hanley, Mewhinney
& Strauss, LLC

January 12, 2017

2

Vanguard Diversified Value Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	43	696	3,833
Median Market Cap $91.7B		$58.4B	$54.2B
Price/Earnings Ratio	23.1x	23.2x	24.4x
Price/Book Ratio	2.3x	2.0x	2.8x
Yield[3]	2.5%	2.5%	2.0%
Return on Equity	15.4%	12.4%	16.5%
Earnings Growth Rate	3.1%	2.8%	8.2%
Foreign Holdings	10.6%	0.0%	0.0%
Turnover Rate	34%	—	—
Expense Ratio[4]	0.28%	—	—
Short-Term Reserves	2.8%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.90
Beta	0.95	0.92

Sector Diversification (% of portfolio)
	Comparative		Broad
Portfolio		Index[1]	Index[2]
Consumer Discretionary	8.1%	4.5%	12.5%
Consumer Staples	12.9	8.0	8.3
Energy	11.6	13.6	7.0
Financials	17.1	27.0	15.4
Health Care	23.9	10.2	13.0
Industrials	9.7	10.0	10.8
Information Technology	8.7	9.4	20.0
Materials	3.9	2.8	3.3
Real Estate	0.0	4.6	4.1
Telecommunication
Services	4.1	3.9	2.4
Utilities	0.0	6.0	3.2

Ten Largest Holdings[5] (% of total net assets)

Wells Fargo & Co.	Diversified Banks	3.8%
ConocoPhillips	Oil & Gas
	Exploration
	& Production	3.3
Philip Morris
International Inc.	Tobacco	3.2
United	Aerospace
Technologies Corp.	& Defense	3.2
JPMorgan Chase & Co.	Diversified Banks	3.2
Bank of America Corp.	Diversified Banks	3.2
Altria Group Inc.	Tobacco	3.1
CVS Health Corp.	Drug Retail	3.1
Cardinal Health Inc.	Health Care
	Distributors	3.1
Sanofi ADR	Pharmaceuticals	3.0
Top Ten		32.2%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Value Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Diversified Value Portfolio’s expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

3

Vanguard Diversified Value Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Diversified Value Portfolio	12.96%	12.78%	5.73%	$17,461
Russell 1000 Value Index	17.34	14.80	5.72	17,445
Variable Insurance Large-Cap Value
Funds Average[1]	15.70	13.57	5.25	16,681
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

4

Vanguard Diversified Value Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.3%)
Consumer Discretionary (7.9%)
Twenty-First Century
Fox Inc. Class A	868,400	24,350
Ford Motor Co.	1,568,100	19,021
Carnival Corp.	356,500	18,559
Lowe’s Cos. Inc.	162,200	11,536
Target Corp.	157,600	11,383
* Adient plc	69,941	4,099
		88,948
Consumer Staples (12.5%)
Philip Morris
International Inc.	400,600	36,651
Altria Group Inc.	526,100	35,575
CVS Health Corp.	450,000	35,509
Imperial Brands plc ADR	778,600	33,908
		141,643
Energy (11.2%)
ConocoPhillips	746,544	37,432
Occidental Petroleum Corp.	379,700	27,046
Phillips 66	305,572	26,404
BP plc ADR	614,700	22,978
Chevron Corp.	114,000	13,418
		127,278
Financials (16.7%)
Wells Fargo & Co.	780,800	43,030
JPMorgan Chase & Co.	421,450	36,367
Bank of America Corp.	1,618,646	35,772
American Express Co.	406,200	30,091
Citigroup Inc.	454,330	27,001
Navient Corp.	584,400	9,602
* SLM Corp.	584,400	6,440
		188,303
Health Care (23.3%)
Cardinal Health Inc.	479,100	34,481
Sanofi ADR	842,700	34,079
Medtronic plc	453,100	32,274
* Express Scripts
Holding Co.	449,400	30,914
Pfizer Inc.	940,714	30,554
Teva Pharmaceutical
Industries Ltd. ADR	786,900	28,525
Anthem Inc.	195,600	28,122
Johnson & Johnson	236,100	27,201
Merck & Co. Inc.	296,600	17,461
		263,611

Industrials (9.5%)
United Technologies Corp.	332,900	36,492
Johnson Controls
International plc	767,712	31,622
Honeywell
International Inc.	183,800	21,293
General Dynamics Corp.	103,200	17,819
		107,226
Information Technology (8.4%)
Oracle Corp.	860,400	33,082
QUALCOMM Inc.	462,400	30,148
Microsoft Corp.	464,800	28,883
* Versum Materials Inc.	108,650	3,050
		95,163
Materials (3.8%)
Air Products &
Chemicals Inc.	217,300	31,252
EI du Pont de
Nemours & Co.	153,800	11,289
		42,541
Telecommunication Services (4.0%)
Verizon
Communications Inc.	609,160	32,517
AT&T Inc.	294,627	12,531
		45,048
Total Common Stocks
(Cost $990,433)		1,099,761
Temporary Cash Investment (2.8%)
Money Market Fund (2.8%)
[1] Vanguard Market
Liquidity Fund, 0.823%
(Cost $31,826)	318,234	31,826
Total Investments (100.1%)
(Cost $1,022,259)		1,131,587

Amount
($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard	84
Receivables for Investment Securities Sold	429
Receivables for Accrued Income	2,369
Receivables for Capital Shares Issued	1,067
Total Other Assets	3,949
Liabilities
Payables for Investment Securities
Purchased	(688)
Payables for Capital Shares Redeemed	(2,903)
Payable to Investment Advisor	(270)
Payables to Vanguard	(1,651)
Other Liabilities	(2)
Total Liabilities	(5,514)
Net Assets (100%)
Applicable to 66,032,386 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	1,130,022
Net Asset Value Per Share	$17.11

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	884,416
Undistributed Net Investment Income	30,103
Accumulated Net Realized Gains	106,175
Unrealized Appreciation (Depreciation)	109,328
Net Assets	1,130,022

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Diversified Value Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1]	34,730
Interest [2]	138
Securities Lending—Net	22
Total Income	34,890
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,329
Performance Adjustment	(333)
The Vanguard Group—Note C
Management and Administrative	1,654
Marketing and Distribution	194
Custodian Fees	17
Auditing Fees	32
Shareholders’ Reports	15
Trustees’ Fees and Expenses	2
Total Expenses	2,910
Expenses Paid Indirectly	(24)
Net Expenses	2,886
Net Investment Income	32,004
Realized Net Gain (Loss) on
Investment Securities Sold[2] 106,200
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(7,892)
Net Increase (Decrease) in Net Assets
Resulting from Operations	130,312
1 Dividends are net of foreign withholding taxes of $246,000.
2 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $138,000 and $4,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	32,004	28,931
Realized Net Gain (Loss)	106,200	59,117
Change in Unrealized Appreciation (Depreciation)	(7,892)	(115,268)
Net Increase (Decrease) in Net Assets Resulting from Operations	130,312	(27,220)
Distributions
Net Investment Income	(28,893)	(29,016)
Realized Capital Gain[1]	(59,102)	(74,968)
Total Distributions	(87,995)	(103,984)
Capital Share Transactions
Issued	104,531	82,020
Issued in Lieu of Cash Distributions	87,995	103,984
Redeemed	(164,782)	(207,797)
Net Increase (Decrease) from Capital Share Transactions	27,744	(21,793)
Total Increase (Decrease)	70,061	(152,997)
Net Assets
Beginning of Period	1,059,961	1,212,958
End of Period[2]	1,130,022	1,059,961
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $3,051,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,103,000 and $26,992,000.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Diversified Value Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.55	$18.65	$18.10	$14.31	$12.57
Investment Operations
Net Investment Income	.496	.471	.447	.412	.358
Net Realized and Unrealized Gain (Loss)
on Investments	1.468	(.901)	1.248	3.731	1.702
Total from Investment Operations	1.964	(.430)	1.695	4.143	2.060
Distributions
Dividends from Net Investment Income	(.461)	(.466)	(.415)	(.353)	(.320)
Distributions from Realized Capital Gains	(.943)	(1.204)	(.730)	—	—
Total Distributions	(1.404)	(1.670)	(1.145)	(.353)	(.320)
Net Asset Value, End of Period	$17.11	$16.55	$18.65	$18.10	$14.31

Total Return	12.96%	-2.45%	9.83%	29.40%	16.50%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,130	$1,060	$1,213	$1,116	$868
Ratio of Total Expenses to Average Net Assets[1]	0.27%	0.28%	0.34%	0.35%	0.35%
Ratio of Net Investment Income to
Average Net Assets	3.01%	2.55%	2.50%	2.50%	2.65%
Portfolio Turnover Rate	34%	13%	16%	20%	14%
1 Includes performance-based investment advisory fee increases (decreases) of (0.03%), (0.03%), (0.01%), (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7

Vanguard Diversified Value Portfolio

4. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the portfolio’s performance relative to the MSCI Prime Market 750 Index for the preceding three years. For the year ended December 31, 2016, the investment advisory fee represented an effective annual basic rate of 0.12% of the portfolio’s average net assets before a decrease of $333,000 (0.03%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $84,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2016, these arrangements reduced the portfolio’s expenses by $24,000 (an annual rate of 0.00% of average net assets).

8

Vanguard Diversified Value Portfolio

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $46,106,000 of ordinary income and $91,722,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,022,259,000. Net unrealized appreciation of investment securities for tax purposes was $109,328,000, consisting of unrealized gains of $192,440,000 on securities that had risen in value since their purchase and $83,112,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2016, the portfolio purchased $351,078,000 of investment securities and sold $387,346,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	6,479	4,798
Issued in Lieu of Cash Distributions	5,808	6,178
Redeemed	(10,299)	(11,971)
Net Increase (Decrease) in Shares Outstanding	1,988	(995)

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 38% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

9

Vanguard Diversified Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Diversified Value Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Diversified Value Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Diversified Value Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $59,102,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 56.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

10

Vanguard Diversified Value Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Diversified Value Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,079.97	$1.46
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.73	1.42

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

11

Vanguard® Equity Income Portfolio

Advisors’ Report

Vanguard Equity Income Portfolio returned 15.07% for the 12 months ended December 31, 2016, lagging the 16.96% return of its benchmark, the FTSE High Dividend Yield Index, but outpacing the average return of 14.17% for peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the next page. Each advisor has also provided a discussion of the investment environment that existed during 2016 and its effect on the portfolio’s positioning. These reports were prepared on January 19, 2017.

Wellington Management Company llp

Portfolio Manager:

W. Michael Reckmeyer, III, CFA, Senior Managing Director

U.S. equities rose during 2016, notwithstanding significant volatility. Early in the year, stocks plunged in virtual lockstep with the price of oil as fears of a recession and weakness in China weighed on investor sentiment. However, equities later surged as solid economic data, a stabilization in oil prices, and accommodative commentary from the U.S. Federal Reserve worked to calm the market’s jitters.

A better-than-expected U.S. corporate earnings season and an encouraging economic backdrop helped sustain the rally early in the second quarter. The continued rebound of oil prices buoyed equities, but performance tapered off in late April amid mixed economic data and earnings reports. The Fed remained a focal point, as firm U.S. inflation data and hawkish commentary in May from several Fed officials raised market expectations of a summer interest rate hike.

Then Brexit took center stage. U.S. stocks plunged in the two trading days after the United Kingdom’s June 23 vote to leave the European Union, but they staged an impressive comeback to end the second quarter in positive territory. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and encouraging housing and employment data releases. Stocks were essentially flat in August and September as investors remained focused on the Fed’s actions; specifically, on the timing of the next rate hike.

A confluence of worries contributed to increased volatility in September, including uncertainty surrounding the U.S. presidential election, tepid economic data, and valuation concerns. Stocks rose following Donald Trump’s win, on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. Economic data released during the quarter was generally encouraging, as third-quarter GDP growth was revised slightly higher and the U.S. housing market continued to display healthy trends. In December, the Fed raised rates by 0.25%—a well-telegraphed move, and only the second hike in the last decade.

Our results were held back by security selection, as our holdings in information technology, financials, and health care detracted from relative performance. Sector allocation, a residual of our bottom-up selection process, also detracted modestly, mainly because of an under

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
Vanguard Equity Income Portfolio	15.07%	7.36%
Spliced Equity Income Index[1]	16.96	7.18
Variable Insurance Equity Income Funds Average[2]	14.17	5.12
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Equity Income
	Portfolio[3]	Funds Average[4]
Equity Income Portfolio	0.31%	0.81%

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Equity Income Portfolio’s expense ratio was 0.30%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Equity Income Portfolio

weight allocation to materials and a residual cash position in a strong equity market. Primary individual detractors from relative performance were Roche, Novartis, and Home Depot.

On the positive side, selections in industrials aided relative performance, as did an overweight allocation to financials and utilities and an underweight to consumer discretionary. Positions in Suncor Energy and Union Pacific were the top relative contributors. We chose not to own Eli Lilly for much of the period; this benefited relative results as the stock struggled. In November, we used this weakness to establish a position in the global pharmaceutical company and were rewarded as the stock rallied from earlier lows.

At the end of the period, we were most overweighted in financials, health care, and energy and most underweighted in consumer staples, telecommunication services, and consumer discretionary.

Significant purchases included new positions in Unilever, VF, Qualcomm, and TransCanada. We also added more shares in Philip Morris International. We trimmed our holdings in Home Depot and Kraft Heinz, and we eliminated our stake in National Grid, IBM, and AstraZeneca.

As always, we remain focused on finding investment opportunities in quality dividend-paying companies with superior total return potential at discounted valuations.

Vanguard Quantitative Equity Group

Portfolio Managers:

Michael R. Roach, CFA

James P. Stetler, Principal

Binbin Guo, Principal, Head of
Equity Research and Portfolio Strategies

Despite significant volatility, the broad U.S. equity market rose by close to 13% in 2016, and high-dividend-yielding stocks did even better. By size, small-capitalization stocks came in well ahead of their large-and mid-cap counterparts. Value stocks climbed more than 18%, trouncing growth stocks, which rose by less than half that amount. The U.S. stock market continued to outperform international markets, especially those in developed countries.

The period began with steep declines in commodity prices and unanticipated sluggish economic growth around the world, especially in China, which triggered a move toward less risky assets. Against that backdrop, the U.S. Federal Reserve seemed less inclined to raise interest rates as it became unclear whether inflation and unemployment targets would be realized. The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

However, investor uncertainty waned in the second half of the year. U.S. economic growth shot up in the third quarter, reversing earlier disappointing results. The employment picture remained strong as the economy added 156,000 jobs in December and wages increased 2.9%. The unemployment rate finished the year at 4.7%. The strong economic and jobs figures caused the dollar to strengthen against some international currencies and played a part in the Fed’s decision in December to raise the federal funds rate by 0.25 percentage point, to 0.50%–0.75%. Those factors and optimism about the potential for a new administration’s policy initiatives fueled a stock market rally that continued into early 2017.

In the portfolio’s benchmark, all 11 industry sectors advanced, with materials, telecommunication services, and energy posting the strongest performances. Health care and consumer discretionary lagged.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include: high quality—healthy balance sheets and consistent cash flow generation; effective management decisions regarding use of capital—

Vanguard Equity Income Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	62	725	Employs a fundamental approach to identify desirable
			Company llp individual stocks, seeking those that typically offer
			above-average dividend yields, below-average
			valuations, and the potential for dividend increases
			in the future.
Vanguard Quantitative	34	397	Employs a quantitative approach that focuses on
			Equity Group fundamental factors, using models that assess
			valuation, growth prospects, management decisions,
			market sentiment, and earnings and balance-sheet
			quality of companies as compared with their peers.
Cash Investments	4	50	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Equity Income Portfolio

sound investment policies that favor internal over external funding; consistent earnings growth—a demonstrated ability to grow earnings year after year; strong momentum—market confirmation of our view; and reasonable valuation—avoidance of overpriced stocks.

Using the results of our model, we then construct our portfolio with the goal of maximizing expected return while minimizing exposure to risks that our research indicates do not improve returns, such as industry selection and other risks relative to our benchmark.

In 2016, our management decisions model, and, to a lesser extent, our valuation model, lifted relative returns. However, our momentum, quality, and growth models did not perform as expected.

In financials, Regions Financial, Fifth Third Bancorp, and Navient made strong contributions to relative performance, as did General Cable and Schnitzer Steel Industries in materials. Our underweighting to Boeing and Caterpillar significantly detracted; Scorpio Tankers, the refiner CVR Energy, and PNC Financial Services also hurt relative performance.

3

Vanguard Equity Income Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	177	412	3,833
Median Market Cap	$101.1B	$108.3B	$54.2B
Price/Earnings Ratio	21.6x	21.9x	24.4x
Price/Book Ratio	2.7x	2.8x	2.8x
Yield[3]	2.7%	3.1%	2.0%
Return on Equity	16.9%	17.2%	16.5%
Earnings Growth Rate	1.5%	0.7%	8.2%
Foreign Holdings	8.1%	0.0%	0.0%
Turnover Rate	32%	—	—
Expense Ratio[4]	0.31%	—	—
Short-Term Reserves	4.2%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.99	0.91
Beta	0.99	0.88

Sector Diversification (% of portfolio)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	5.0%	5.6%	12.5%
Consumer Staples	12.0	13.8	8.3
Energy	11.5	10.8	7.0
Financials	18.3	15.2	15.4
Health Care	12.3	10.6	13.0
Industrials	11.8	11.7	10.8
Information Technology	14.6	15.4	20.0
Materials	2.8	3.6	3.3
Real Estate	0.1	0.0	4.1
Telecommunication
Services	4.2	5.5	2.4
Utilities	7.4	7.8	3.2

Ten Largest Holdings[5] (% of total net assets)

Microsoft Corp.	Systems Software	4.6%
JPMorgan Chase & Co.	Diversified Banks	3.7
Wells Fargo & Co.	Diversified Banks	3.3
Johnson & Johnson	Pharmaceuticals	3.1
General Electric Co.	Industrial
	Conglomerates	2.7
Philip Morris
International Inc.	Tobacco	2.6
Exxon Mobil Corp.	Integrated Oil
	& Gas	2.4
Verizon	Integrated
Communications Inc.	Telecommunication
	Services	2.2
Chevron Corp.	Integrated Oil
	& Gas	2.2
Cisco Systems Inc.	Communications
	Equipment	2.2
Top Ten		29.0%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 FTSE High Dividend Yield Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the index.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Equity Income Portfolio’s expense ratio was 0.30%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Equity Income Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Income Portfolio	15.07%	13.78%	7.36%	$20,337
Spliced Equity Income Index[1]	16.96	14.40	7.18	20,012
Variable Insurance Equity Income
Funds Average[2]	14.17	11.97	5.12	16,483
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Russell 1000 Value Index through July 31, 2007; FTSE High Dividend Yield Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Equity Income Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (95.9%)[1]
Consumer Discretionary (4.5%)
Home Depot Inc.	105,200	14,105
McDonald’s Corp.	87,184	10,612
VF Corp.	146,270	7,804
Darden Restaurants Inc.	33,537	2,439
Best Buy Co. Inc.	53,922	2,301
Superior Industries
International Inc.	76,380	2,013
Rent-A-Center Inc.	174,258	1,960
International Game
Technology plc	72,432	1,849
Ford Motor Co.	139,495	1,692
Tupperware Brands Corp.	26,366	1,387
Regal Entertainment
Group Class A	66,600	1,372
Target Corp.	18,098	1,307
Bob Evans Farms Inc.	24,279	1,292
General Motors Co.	24,814	865
New Media Investment
Group Inc.	52,299	836
Garmin Ltd.	9,165	444
Tailored Brands Inc.	7,795	199
Time Inc.	10,583	189
		52,666
Consumer Staples (11.5%)
Philip Morris
International Inc.	333,500	30,512
Coca-Cola Co.	335,050	13,891
PepsiCo Inc.	132,511	13,865
Procter & Gamble Co.	138,090	11,611
Kraft Heinz Co.	121,032	10,568
Unilever NV	242,800	9,969
Wal-Mart Stores Inc.	140,763	9,730
British American
Tobacco plc	170,670	9,673
Altria Group Inc.	124,404	8,412
Diageo plc ADR	44,440	4,619
Conagra Brands Inc.	72,987	2,887
General Mills Inc.	41,190	2,544
Universal Corp.	36,151	2,305
Nu Skin Enterprises Inc.
Class A	44,233	2,113
Ingredion Inc.	14,848	1,855
		134,554
Energy (11.1%)
Exxon Mobil Corp.	316,940	28,607
Chevron Corp.	222,090	26,140
Suncor Energy Inc.	480,700	15,714
Occidental Petroleum Corp.	193,746	13,800
^ TransCanada Corp.	201,000	9,063
Phillips 66	101,700	8,788
Canadian Natural
Resources Ltd.	275,490	8,783
Valero Energy Corp.	51,331	3,507
Enbridge Inc.	66,900	2,818
ONEOK Inc.	47,389	2,721
^ Ship Finance
International Ltd.	142,389	2,114

Cosan Ltd.	276,503	2,076
Archrock Inc.	156,226	2,062
Spectra Energy Corp.	29,977	1,232
Ensco plc Class A	108,024	1,050
Scorpio Tankers Inc.	179,927	815
ConocoPhillips	10,707	537
		129,827
Financials (17.6%)
JPMorgan Chase & Co.	504,751	43,555
Wells Fargo & Co.	694,907	38,296
Marsh & McLennan
Cos. Inc.	267,000	18,047
PNC Financial Services
Group Inc.	113,928	13,325
MetLife Inc.	228,120	12,293
BlackRock Inc.	30,270	11,519
Chubb Ltd.	81,602	10,781
Principal Financial
Group Inc.	147,011	8,506
M&T Bank Corp.	52,600	8,228
Thomson Reuters Corp.	158,090	6,921
US Bancorp	118,440	6,084
Prudential Financial Inc.	38,648	4,022
Aflac Inc.	45,934	3,197
Fifth Third Bancorp	115,204	3,107
Regions Financial Corp.	207,457	2,979
Ameriprise Financial Inc.	24,422	2,709
Washington Federal Inc.	67,018	2,302
Navient Corp.	133,093	2,187
SunTrust Banks Inc.	35,275	1,935
Maiden Holdings Ltd.	99,268	1,732
CME Group Inc.	11,761	1,357
Dime Community
Bancshares Inc.	42,850	861
Validus Holdings Ltd.	13,500	743
First Financial Corp.	10,776	569
LPL Financial Holdings Inc.	10,764	379
Flushing Financial Corp.	11,256	331
Federated Investors Inc.
Class B	9,498	269
		206,234
Health Care (11.6%)
Johnson & Johnson	310,783	35,805
Merck & Co. Inc.	407,831	24,009
Pfizer Inc.	708,395	23,009
Eli Lilly & Co.	172,690	12,701
Bristol-Myers Squibb Co.	186,994	10,928
Novartis AG	121,197	8,814
Cardinal Health Inc.	101,200	7,283
Roche Holding AG	28,669	6,535
Amgen Inc.	26,300	3,845
AbbVie Inc.	38,157	2,390
Owens & Minor Inc.	24,957	881
		136,200
Industrials (11.3%)
General Electric Co.	984,140	31,099
Union Pacific Corp.	128,030	13,274
Eaton Corp. plc	188,470	12,645
3M Co.	69,296	12,374

	Honeywell International Inc.	86,510	10,022
	United Technologies Corp.	65,800	7,213
	Raytheon Co.	46,750	6,639
	Boeing Co.	37,315	5,809
	United Parcel Service Inc.
	Class B	48,359	5,544
	Caterpillar Inc.	56,418	5,232
	GATX Corp.	37,128	2,286
^	American Railcar
	Industries Inc.	47,419	2,148
	Greenbrier Cos. Inc.	50,811	2,111
	General Cable Corp.	110,514	2,105
^	Copa Holdings SA Class A	22,681	2,060
	Ryder System Inc.	27,429	2,042
	Briggs & Stratton Corp.	91,142	2,029
	Stanley Black & Decker Inc.	15,061	1,727
	Brady Corp. Class A	42,705	1,604
	Lockheed Martin Corp.	5,261	1,315
	West Corp.	53,049	1,314
^	Seaspan Corp. Class A	110,534	1,010
	Knoll Inc.	11,268	315
	H&E Equipment
	Services Inc.	11,743	273
	MSC Industrial Direct Co.
	Inc. Class A	2,243	207
	Applied Industrial
	Technologies Inc.	2,930	174
	Cummins Inc.	762	104
			132,675
Information Technology (13.7%)
	Microsoft Corp.	875,515	54,405
	Cisco Systems Inc.	860,729	26,011
	Intel Corp.	608,776	22,080
	Analog Devices Inc.	165,979	12,053
	QUALCOMM Inc.	152,606	9,950
	Maxim Integrated
	Products Inc.	180,302	6,954
	International Business
	Machines Corp.	32,188	5,343
	Texas Instruments Inc.	71,355	5,207
	HP Inc.	204,422	3,034
	KLA-Tencor Corp.	32,511	2,558
	Science Applications
	International Corp.	27,192	2,306
	Seagate Technology plc	55,846	2,132
	ManTech International
	Corp. Class A	48,664	2,056
	Brooks Automation Inc.	103,198	1,762
	Western Union Co.	65,420	1,421
	EarthLink Holdings Corp.	234,970	1,325
	Computer Sciences Corp.	14,678	872
	Cypress Semiconductor
	Corp.	63,150	722
			160,191
Materials (2.7%)
	Dow Chemical Co.	225,629	12,911
	International Paper Co.	89,525	4,750
	Steel Dynamics Inc.	69,247	2,464
	Rayonier Advanced
	Materials Inc.	141,941	2,195
	Commercial Metals Co.	97,471	2,123
	Schnitzer Steel
	Industries Inc.	76,080	1,955
	Greif Inc. Class A	37,887	1,944
	Nucor Corp.	20,500	1,220
	Huntsman Corp.	41,507	792
	EI du Pont de
	Nemours & Co.	9,224	677
	Innophos Holdings Inc.	11,010	575
			31,606

6

Vanguard Equity Income Portfolio

		Market
		Value•
	Shares	($000)
Other (0.8%)
[2] Vanguard High Dividend
Yield ETF	119,332	9,042

Telecommunication Services (4.0%)
Verizon
Communications Inc.	490,954	26,207
AT&T Inc.	220,103	9,361
BCE Inc.	189,080	8,172
Windstream Holdings Inc.	219,441	1,609
CenturyLink Inc.	44,593	1,060
Cogent Communications
Holdings Inc.	24,707	1,022
		47,431
Utilities (7.1%)
Dominion Resources Inc.	176,460	13,515
NextEra Energy Inc.	72,048	8,607
Eversource Energy	150,510	8,313
Sempra Energy	70,520	7,097
Xcel Energy Inc.	157,740	6,420
Duke Energy Corp.	62,849	4,878
UGI Corp.	97,940	4,513
Edison International	42,068	3,029
DTE Energy Co.	28,009	2,759
Entergy Corp.	35,924	2,639
FirstEnergy Corp.	85,020	2,633
CenterPoint Energy Inc.	103,745	2,556
MDU Resources Group Inc.	81,942	2,357
AES Corp.	194,325	2,258
National Fuel Gas Co.	38,695	2,192
Southwest Gas Corp.	28,284	2,167
Hawaiian Electric
Industries Inc.	63,080	2,086
ONE Gas Inc.	25,936	1,659
Northwest Natural Gas Co.	26,863	1,606
Ameren Corp.	14,826	778
NRG Energy Inc.	43,243	530
Otter Tail Corp.	7,497	306
PPL Corp.	8,562	292
South Jersey Industries Inc.	8,635	291
Vectren Corp.	1,546	81
Empire District Electric Co.	1,826	62
		83,624
Total Common Stocks
(Cost $911,274)		1,124,050
Temporary Cash Investments (5.1%)[1]
Money Market Fund (4.2%)
[3,4] Vanguard Market
Liquidity Fund, 0.823%	492,150	49,220

	Face	Market
Amount		Value•
	($000)	($000)
Repurchase Agreement (0.5%)
BNP Paribas Securities Corp.
0.500%, 1/3/17 (Dated
12/30/16, Repurchase
Value $5,900,000,
collateralized by Federal
Home Loan Mortgage
Corp. 2.720%–2.952%,
2/1/42, Federal National
Mortgage Assn. 2.274%–
4.000%, 6/1/26–6/1/46,
Government National
Mortgage Assn. 2.125%–
6.500%, 4/15/24–5/20/41,
and U.S. Treasury Note/
Bond 0.000%–1.500%,
1/5/17–8/31/18, with a
value of $6,018,000)	5,900	5,900

U.S. Government and Agency Obligations (0.4%)
[5] United States Treasury
Bill, 0.314%, 1/5/17	1,400	1,400
[5] United States Treasury
Bill, 0.564%–0.579%, 5/4/17	600	599
United States Treasury
Bill, 0.574%, 5/11/17	1,500	1,497
[5] United States Treasury
Bill, 0.597%, 5/25/17	500	498
		3,994
Total Temporary Cash Investments
(Cost $59,115)		59,114
Total Investments (101.0%)
(Cost $970,389)		1,183,164
Other Assets and Liabilities (-1.0%)
Other Assets		3,111
Liabilities[4]		(14,333)
		(11,222)
Net Assets (100%)
Applicable to 53,019,972 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,171,942
Net Asset Value Per Share		$22.10

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,124,902
Affiliated Vanguard Funds	58,262
Total Investments in Securities	1,183,164
Investment in Vanguard	86
Receivables for Investment
Securities Sold	7
Receivables for Accrued Income	2,337
Receivables for Capital Shares Issued	630
Other Assets	51
Total Assets	1,186,275
Liabilities
Payables for Investment
Securities Purchased	1,524
Collateral for Securities on Loan	9,766
Payables to Investment Advisor	145
Payables for Capital Shares Redeemed	1,334
Payables to Vanguard	1,397
Other Liabilities	167
Total Liabilities	14,333
Net Assets	1,171,942

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	892,187
Undistributed Net Investment Income	28,865
Accumulated Net Realized Gains	38,447
Unrealized Appreciation (Depreciation)
Investment Securities	212,775
Futures Contracts	(318)
Foreign Currencies	(14)
Net Assets	1,171,942

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $9,222,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 99.5% and 1.5%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $9,766,000 of collateral received for securities on loan.
5 Securities with a value of $1,848,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Income Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	32,767
Interest[1]	237
Securities Lending—Net	457
Total Income	33,461
Expenses
Investment Advisory Fees—Note B
Basic Fee	939
Performance Adjustment	(97)
The Vanguard Group—Note C
Management and Administrative	2,053
Marketing and Distribution	186
Custodian Fees	33
Auditing Fees	36
Shareholders’ Reports	22
Trustees’ Fees and Expenses	2
Total Expenses	3,174
Net Investment Income	30,287
Realized Net Gain (Loss)
Investment Securities Sold[1]	35,975
Futures Contracts	2,756
Foreign Currencies	(31)
Realized Net Gain (Loss)	38,700
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	81,085
Futures Contracts	(557)
Foreign Currencies	1
Change in Unrealized Appreciation
(Depreciation)	80,529
Net Increase (Decrease) in Net Assets
Resulting from Operations	149,516
1 Dividend income, interest income, and realized net gain (loss)
from affiliated companies of the portfolio were $263,000,
$175,000, and $4,000, respectively.
2 Dividends are net of foreign withholding taxes of $300,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,287	26,227
Realized Net Gain (Loss)	38,700	65,932
Change in Unrealized Appreciation (Depreciation)	80,529	(83,862)
Net Increase (Decrease) in Net Assets Resulting from Operations	149,516	8,297
Distributions
Net Investment Income	(26,183)	(25,120)
Realized Capital Gain[1]	(65,840)	(58,331)
Total Distributions	(92,023)	(83,451)
Capital Share Transactions
Issued	215,221	81,848
Issued in Lieu of Cash Distributions	92,023	83,451
Redeemed	(133,077)	(127,701)
Net Increase (Decrease) from Capital Share Transactions	174,167	37,598
Total Increase (Decrease)	231,660	(37,556)
Net Assets
Beginning of Period	940,282	977,838
End of Period[2]	1,171,942	940,282
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $8,309,000 and $5,563,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $28,865,000 and $24,792,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Income Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$21.22	$23.04	$22.36	$17.63	$15.93
Investment Operations
Net Investment Income	.568	.597	.603	.532	.481
Net Realized and Unrealized Gain (Loss)
on Investments	2.361	(.437)	1.782	4.681	1.632
Total from Investment Operations	2.929	.160	2.385	5.213	2.113
Distributions
Dividends from Net Investment Income	(.583)	(.596)	(.555)	(.483)	(.413)
Distributions from Realized Capital Gains	(1.466)	(1.384)	(1.150)	—	—
Total Distributions	(2.049)	(1.980)	(1.705)	(.483)	(.413)
Net Asset Value, End of Period	$22.10	$21.22	$23.04	$22.36	$17.63

Total Return	15.07%	0.85%	11.41%	30.04%	13.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,172	$940	$978	$911	$672
Ratio of Total Expenses to Average Net Assets[1]	0.30%	0.31%	0.32%	0.32%	0.33%
Ratio of Net Investment Income to
Average Net Assets	2.89%	2.76%	2.69%	2.71%	2.99%
Portfolio Turnover Rate	32%	36%	31%	34%	28%
1 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.01%), 0.00%, 0.00%, and 0.00%.

Notes to Financial Statements

Vanguard Equity Income Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation

9

Vanguard Equity Income Portfolio

(depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Assets and Liabilities. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

4. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Assets and Liabilities for the return of the collateral, during the period the

10

Vanguard Equity Income Portfolio

securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firm Wellington Management Company llp provides investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company llp is subject to quarterly adjustments based on performance relative to the FTSE High Dividend Yield Index for the preceding three years.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $283,000 for the year ended December 31, 2016.

For the year ended December 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.09% of the portfolio’s average net assets, before a decrease of $97,000 (0.01%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Assets and Liabilities.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $86,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

11

Vanguard Equity Income Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,099,028	25,022	—
Temporary Cash Investments	49,220	9,894	—
Futures Contracts—Liabilities[1]	(166)	—	—
Total	1,148,082	34,916	—
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	374	41,817	(318)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $35,879,000 of ordinary income and $32,349,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $970,389,000.

Net unrealized appreciation of investment securities for tax purposes was $212,775,000, consisting of unrealized gains of $227,014,000 on securities that had risen in value since their purchase and $14,239,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2016, the portfolio purchased $430,335,000 of investment securities and sold $322,437,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	10,397	3,819
Issued in Lieu of Cash Distributions	4,709	4,004
Redeemed	(6,391)	(5,960)
Net Increase (Decrease) in Shares Outstanding	8,715	1,863

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 70% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

12

Vanguard Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Income Portfolio: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Income Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Income Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $57,531,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 77.0% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Equity Income Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,067.12	$1.56
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.63	1.53

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.30%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

14

Vanguard® Equity Index Portfolio

U.S. stocks posted solid returns in 2016 as the economy continued to slowly grow, corporate earnings improved, and investors were optimistic later in the year that President-elect Trump’s policies would result in further economic expansion.

For the year ended December 31, 2016, Vanguard Equity Index Portfolio returned 11.81%, in line with its target index, the Standard & Poor’s 500 Index, and nearly 2 percentage points higher than the average return of peer funds.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A wide variety of sectors registered robust returns

The Equity Index Portfolio is composed of 500 of the largest U.S. companies, encompassing about three-quarters of the U.S. stock market’s value. Stocks of every style and from every industry sector are represented. Over the year, small-capitalization stocks outpaced mid- and large-caps, and value stocks outperformed their growth counterparts.

Ten of the 11 industry sectors recorded gains, with seven over 10% and three of those over 20%. Information technology stocks, the portfolio’s largest sector, climbed about 14% and added most to return. Communications equipment, internet, IT services, semiconductors, software, and hardware stocks all played a role in the sector’s strong showing.

Financial stocks also lifted the portfolio as the anticipation of short-term interest rate hikes by the Federal Reserve, the improving economy, and the rising stock market contributed to the sector’s overall strength. Banks, asset managers, consumer finance firms, and insurance companies enjoyed significant returns.

The rebound in oil prices helped the energy sector to returns of more than 27%. Industrials, materials, utilities, and telecommunication services stocks also produced strong results. Returns were more modest for consumer discretionary, consumer staples, and real estate companies.

Health care stocks, the only negative performer, stumbled as observers voiced concerns about rising health care costs and investors mulled the possibility that increased government regulation of prices could dim profits. Biotechnology companies, and to a lesser degree pharmaceuticals, suffered the most.

Tight tracking prevailed during the previous decade

For the decade ended December 31, 2016, the Equity Index Portfolio recorded an average annual return of 6.84%. This result tightly tracked the portfolio’s target index, which has no transaction costs or operating expenses, and exceeded the average annual return of its peers by about 1 percentage point.

First and foremost, the portfolio’s objective is to track the index closely, and its success in doing so is a testament to the expertise and experience of the portfolio’s advisor, Vanguard Equity Index Group. This group of professionals uses well-honed portfolio construction and trading methodologies that have allowed Vanguard to provide effective index tracking regardless of the market’s volatility or direction. The portfolio has also benefited from its low costs, which help close the gap between the index’s results and your returns.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Equity Index Portfolio	11.81%	6.84%
S&P 500 Index	11.96	6.95
Variable Insurance Large-Cap Core Funds Average[1]	9.91	5.77
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Large-Cap Core
	Portfolio[2]	Funds Average[3]
Equity Index Portfolio	0.15%	0.40%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.15%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Equity Index Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	505	505	3,833
Median Market Cap	$84.8B	$84.8B	$54.1B
Price/Earnings Ratio	23.0x	23.0x	24.4x
Price/Book Ratio	2.9x	2.9x	2.8x
Yield[3]	2.1%	2.1%	2.0%
Return on Equity	17.7%	17.4%	16.5%
Earnings Growth Rate	7.8%	8.1%	8.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	7%	—	—
Expense Ratio[4]	0.15%	—	—
Short-Term Reserves	-0.1%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Target Index[1]	Broad Index[2]
R-Squared	1.00	0.99
Beta	1.00	0.97

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	12.0%	12.0%	12.5%
Consumer Staples	9.4	9.4	8.3
Energy	7.6	7.5	7.0
Financials	14.8	14.8	15.4
Health Care	13.6	13.6	13.0
Industrials	10.3	10.3	10.8
Information
Technology	20.7	20.8	20.0
Materials	2.8	2.8	3.3
Real Estate	2.9	2.9	4.1
Telecommunication
Services	2.7	2.7	2.4
Utilities	3.2	3.2	3.2

Ten Largest Holdings[5] (% of total net assets)

Apple Inc.	Technology Hardware,
	Storage & Peripherals	3.2%
Microsoft Corp.	Systems Software	2.5
Alphabet Inc.	Internet Software
	& Services	2.4
Exxon Mobil Corp.	Integrated Oil & Gas	1.9
Johnson & Johnson	Pharmaceuticals	1.6
Berkshire Hathaway Inc. Multi-Sector Holdings		1.6
JPMorgan Chase & Co. Diversified Banks		1.6
Amazon.com Inc.	Internet & Direct
	Marketing Retail	1.5
General Electric Co.	Industrial
	Conglomerates	1.4
Facebook Inc.	Internet Software
	& Services	1.4
Top Ten		19.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds) its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 S&P 500 Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the expense ratio was 0.15%.
5 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Equity Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Equity Index Portfolio	11.81%	14.50%	6.84%	$19,373
S&P 500 Index	11.96	14.66	6.95	19,572
Variable Insurance Large-Cap Core
Funds Average[1]	9.91	13.15	5.77	17,520
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Equity Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.7%)[1]
Consumer Discretionary (12.0%)
*	Amazon.com Inc.	88,342	66,245
	Comcast Corp. Class A	533,908	36,866
	Home Depot Inc.	272,911	36,592
	Walt Disney Co.	327,935	34,177
	McDonald’s Corp.	186,091	22,651
	Starbucks Corp.	326,002	18,100
	Time Warner Inc.	172,751	16,676
*	Priceline Group Inc.	11,059	16,213
	NIKE Inc. Class B	299,278	15,212
*	Charter Communications
	Inc. Class A	48,504	13,965
	Lowe’s Cos. Inc.	194,901	13,861
*	Netflix Inc.	96,141	11,902
	TJX Cos. Inc.	145,925	10,963
	General Motors Co.	310,727	10,826
	Ford Motor Co.	874,181	10,604
	Target Corp.	125,904	9,094
	Twenty-First Century Fox
	Inc. Class A	236,371	6,628
	Marriott International Inc.
	Class A	71,721	5,930
*	O’Reilly Automotive Inc.	21,097	5,874
	Ross Stores Inc.	88,852	5,829
	CBS Corp. Class B	87,481	5,566
*	AutoZone Inc.	6,473	5,112
	Yum! Brands Inc.	78,145	4,949
	Carnival Corp.	93,525	4,869
	Newell Brands Inc.	108,135	4,828
	Omnicom Group Inc.	52,615	4,478
	Dollar General Corp.	56,688	4,199
	Delphi Automotive plc	60,719	4,089
*	Dollar Tree Inc.	52,887	4,082
	VF Corp.	73,840	3,939
	L Brands Inc.	53,489	3,522
*	Ulta Salon Cosmetics
	& Fragrance Inc.	13,133	3,348
	Genuine Parts Co.	33,218	3,174
	Royal Caribbean Cruises
	Ltd.	37,392	3,068
	Whirlpool Corp.	16,815	3,056
	Expedia Inc.	26,917	3,049
	Twenty-First Century Fox
	Inc.	109,157	2,974
*	Mohawk Industries Inc.	14,148	2,825
	Advance Auto Parts Inc.	16,476	2,786
*	CarMax Inc.	42,687	2,749
	Viacom Inc. Class B	77,826	2,732
	Best Buy Co. Inc.	61,591	2,628
	Macy’s Inc.	68,223	2,443
*	Chipotle Mexican Grill Inc.
	Class A	6,436	2,428
	Harley-Davidson Inc.	39,536	2,307
	Tractor Supply Co.	29,546	2,240
	Coach Inc.	62,861	2,201
	Foot Locker Inc.	30,378	2,153
*	LKQ Corp.	68,918	2,112
	Mattel Inc.	76,658	2,112

	DR Horton Inc.	76,027	2,078
	Interpublic Group of Cos.
	Inc.	88,667	2,076
	Darden Restaurants Inc.	27,449	1,996
	Hasbro Inc.	25,190	1,960
	Kohl’s Corp.	39,671	1,959
	Lennar Corp. Class A	43,945	1,887
	Wyndham Worldwide Corp.	24,276	1,854
	Tiffany & Co.	23,707	1,836
	Hanesbrands Inc.	84,735	1,828
	Goodyear Tire & Rubber Co.	57,984	1,790
	BorgWarner Inc.	44,550	1,757
	Harman International
	Industries Inc.	15,652	1,740
	PVH Corp.	17,705	1,598
*	Michael Kors Holdings Ltd.	36,659	1,576
	Scripps Networks
	Interactive Inc. Class A	21,871	1,561
	Wynn Resorts Ltd.	17,555	1,519
	Signet Jewelers Ltd.	15,420	1,453
	Leggett & Platt Inc.	29,544	1,444
	Bed Bath & Beyond Inc.	34,108	1,386
	Staples Inc.	147,351	1,333
*	Discovery Communications
	Inc.	49,218	1,318
	Garmin Ltd.	26,415	1,281
	Nordstrom Inc.	26,646	1,277
	News Corp. Class A	110,723	1,269
	PulteGroup Inc.	66,425	1,221
*,^ Under Armour Inc. Class A		40,567	1,178
*	TripAdvisor Inc.	25,217	1,169
	Ralph Lauren Corp. Class A	12,932	1,168
	Gap Inc.	50,209	1,127
	H&R Block Inc.	46,318	1,065
	TEGNA Inc.	49,632	1,062
*	Under Armour Inc.	40,752	1,026
*	Discovery Communications
	Inc. Class A	34,818	954
*	AutoNation Inc.	15,181	739
*	Urban Outfitters Inc.	19,709	561
			519,272
Consumer Staples (9.3%)
	Procter & Gamble Co.	599,449	50,402
	Coca-Cola Co.	869,487	36,049
	PepsiCo Inc.	321,300	33,618
	Philip Morris International
	Inc.	347,500	31,793
	Altria Group Inc.	436,875	29,541
	Wal-Mart Stores Inc.	337,329	23,316
	CVS Health Corp.	238,861	18,849
	Walgreens Boots Alliance
	Inc.	191,735	15,868
	Costco Wholesale Corp.	97,972	15,686
	Mondelez International Inc.
	Class A	345,655	15,323
	Colgate-Palmolive Co.	199,172	13,034
	Kraft Heinz Co.	133,620	11,668
	Reynolds American Inc.	185,256	10,382
	Kimberly-Clark Corp.	80,112	9,142

	General Mills Inc.	132,714	8,198
	Kroger Co.	210,838	7,276
	Sysco Corp.	112,308	6,218
	Constellation Brands Inc.
	Class A	39,805	6,103
	Archer-Daniels-Midland Co.	129,312	5,903
	Kellogg Co.	56,618	4,173
*	Monster Beverage Corp.	90,866	4,029
	Tyson Foods Inc. Class A	64,832	3,999
	Molson Coors Brewing Co.
	Class B	41,060	3,996
	Estee Lauder Cos. Inc.
	Class A	49,868	3,814
	Dr Pepper Snapple Group
	Inc.	41,242	3,739
	Conagra Brands Inc.	92,871	3,673
	Clorox Co.	28,887	3,467
	JM Smucker Co.	26,095	3,342
	Hershey Co.	31,290	3,236
	Mead Johnson Nutrition Co.	41,181	2,914
	Campbell Soup Co.	43,016	2,601
	Church & Dwight Co. Inc.	57,988	2,562
	McCormick & Co. Inc.	25,665	2,395
	Whole Foods Market Inc.	71,340	2,194
	Hormel Foods Corp.	60,520	2,107
	Coty Inc. Class A	104,384	1,911
	Brown-Forman Corp.
	Class B	40,350	1,813
			404,334
Energy (7.5%)
	Exxon Mobil Corp.	928,827	83,836
	Chevron Corp.	422,861	49,771
	Schlumberger Ltd.	311,675	26,165
	ConocoPhillips	277,587	13,918
	EOG Resources Inc.	129,182	13,060
	Occidental Petroleum Corp.	171,245	12,198
	Halliburton Co.	193,670	10,476
	Kinder Morgan Inc.	430,084	8,907
	Anadarko Petroleum Corp.	125,209	8,731
	Phillips 66	99,240	8,575
	Valero Energy Corp.	101,435	6,930
	Pioneer Natural Resources
	Co.	37,947	6,833
	Spectra Energy Corp.	157,133	6,457
	Baker Hughes Inc.	94,785	6,158
	Marathon Petroleum Corp.	118,304	5,957
	Apache Corp.	84,989	5,394
	Devon Energy Corp.	117,323	5,358
	Williams Cos. Inc.	153,131	4,769
*	Concho Resources Inc.	32,618	4,325
	Hess Corp.	60,043	3,740
	Noble Energy Inc.	95,786	3,646
	Marathon Oil Corp.	189,783	3,285
	National Oilwell Varco Inc.	84,222	3,153
	Cimarex Energy Co.	21,306	2,895
	ONEOK Inc.	47,212	2,710
	EQT Corp.	38,557	2,522
	Cabot Oil & Gas Corp.	104,224	2,435
	Tesoro Corp.	26,263	2,297

4

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	Helmerich & Payne Inc.	24,328	1,883
*	Newfield Exploration Co.	43,938	1,779
*	FMC Technologies Inc.	49,910	1,773
	Range Resources Corp.	41,581	1,429
*	Transocean Ltd.	86,058	1,269
*	Chesapeake Energy Corp.	171,143	1,201
*	Southwestern Energy Co.	109,175	1,181
	Murphy Oil Corp.	36,637	1,141
			326,157
Financials (14.8%)
	JPMorgan Chase & Co.	801,532	69,164
*	Berkshire Hathaway Inc.
	Class B	393,863	64,192
	Wells Fargo & Co.	1,012,460	55,797
	Bank of America Corp.	2,263,346	50,020
	Citigroup Inc.	638,327	37,936
	Goldman Sachs Group
	Inc.	82,836	19,835
	US Bancorp	357,882	18,384
	American International
	Group Inc.	218,560	14,274
	Chubb Ltd.	104,232	13,771
	Morgan Stanley	323,016	13,647
	MetLife Inc.	246,268	13,271
	American Express Co.	172,290	12,763
	PNC Financial Services
	Group Inc.	108,996	12,748
	Bank of New York Mellon
	Corp.	236,868	11,223
	Charles Schwab Corp.	270,261	10,667
	BlackRock Inc.	27,228	10,361
	Prudential Financial Inc.	96,365	10,028
	Capital One Financial Corp.	108,028	9,424
	CME Group Inc.	75,835	8,748
	BB&T Corp.	181,790	8,548
	Travelers Cos. Inc.	63,651	7,792
	Marsh & McLennan Cos.
	Inc.	115,171	7,784
	Intercontinental Exchange
	Inc.	133,425	7,528
	Aon plc	58,986	6,579
	Synchrony Financial	176,039	6,385
	Discover Financial Services	88,343	6,369
	Aflac Inc.	91,464	6,366
	State Street Corp.	81,500	6,334
	S&P Global Inc.	58,045	6,242
	Allstate Corp.	82,584	6,121
	SunTrust Banks Inc.	109,531	6,008
	M&T Bank Corp.	34,859	5,453
*	Berkshire Hathaway Inc.
	Class A	21	5,127
	Progressive Corp.	129,579	4,600
	Fifth Third Bancorp	168,614	4,548
	KeyCorp	240,882	4,401
	Northern Trust Corp.	47,747	4,252
	T. Rowe Price Group Inc.	54,339	4,090
	Citizens Financial Group Inc.	114,215	4,069
	Hartford Financial Services
	Group Inc.	84,264	4,015
	Regions Financial Corp.	274,753	3,945
	Ameriprise Financial Inc.	35,227	3,908
	Willis Towers Watson plc	28,931	3,538
	Moody’s Corp.	37,240	3,511
	Principal Financial Group Inc.	59,664	3,452
	Lincoln National Corp.	50,950	3,376
	Huntington Bancshares Inc.	243,045	3,213
	Franklin Resources Inc.	78,324	3,100
	Loews Corp.	61,927	2,900
	Invesco Ltd.	91,554	2,778
	Comerica Inc.	38,428	2,617

	Cincinnati Financial Corp.	33,615	2,546
	Unum Group	51,923	2,281
	XL Group Ltd.	60,843	2,267
*	E*TRADE Financial Corp.	61,351	2,126
	Arthur J Gallagher & Co.	39,874	2,072
	Zions Bancorporation	45,395	1,954
	Torchmark Corp.	24,634	1,817
*	Affiliated Managers Group
	Inc.	12,308	1,788
	Leucadia National Corp.	74,314	1,728
	Nasdaq Inc.	25,217	1,693
	People’s United Financial
	Inc.	71,626	1,387
	Assurant Inc.	12,587	1,169
	Navient Corp.	67,635	1,111
			639,141
Health Care (13.6%)
	Johnson & Johnson	609,350	70,203
	Pfizer Inc.	1,359,170	44,146
	Merck & Co. Inc.	617,561	36,356
	UnitedHealth Group Inc.	213,200	34,121
	Amgen Inc.	166,646	24,365
	AbbVie Inc.	364,074	22,798
	Medtronic plc	307,547	21,907
	Bristol-Myers Squibb Co.	374,396	21,880
	Gilead Sciences Inc.	295,138	21,135
*	Celgene Corp.	173,680	20,103
*	Allergan plc	84,029	17,647
	Eli Lilly & Co.	217,609	16,005
*	Biogen Inc.	48,678	13,804
	Abbott Laboratories	329,830	12,669
	Thermo Fisher Scientific
	Inc.	88,539	12,493
	Danaher Corp.	136,392	10,617
	Aetna Inc.	78,686	9,758
*	Express Scripts Holding Co.	138,110	9,501
	Anthem Inc.	58,858	8,462
	Stryker Corp.	69,688	8,349
	Becton Dickinson and Co.	47,447	7,855
	Cigna Corp.	57,509	7,671
	McKesson Corp.	50,674	7,117
	Humana Inc.	33,404	6,815
*	Boston Scientific Corp.	305,062	6,598
*	Regeneron Pharmaceuticals
	Inc.	16,933	6,216
*	Alexion Pharmaceuticals
	Inc.	50,303	6,155
	Zoetis Inc.	110,671	5,924
*	Intuitive Surgical Inc.	8,652	5,487
	Cardinal Health Inc.	71,769	5,165
	St. Jude Medical Inc.	64,079	5,138
	Baxter International Inc.	109,693	4,864
*	HCA Holdings Inc.	65,680	4,862
	Zimmer Biomet Holdings
	Inc.	44,915	4,635
*	Edwards Lifesciences Corp.	47,922	4,490
*	Illumina Inc.	32,962	4,220
*	Vertex Pharmaceuticals Inc.	55,585	4,095
*	Mylan NV	103,132	3,934
	CR Bard Inc.	16,374	3,679
	Agilent Technologies Inc.	72,731	3,314
*	Cerner Corp.	67,676	3,206
	Dentsply Sirona Inc.	52,004	3,002
*	Laboratory Corp. of
	America Holdings	23,078	2,963
	AmerisourceBergen Corp.
	Class A	37,506	2,933
	Quest Diagnostics Inc.	30,980	2,847
*	Henry Schein Inc.	18,250	2,769
	Perrigo Co. plc	32,154	2,676

*	Hologic Inc.	62,369	2,502
*	Mettler-Toledo
	International Inc.	5,858	2,452
*	Waters Corp.	18,107	2,433
*	DaVita Inc.	35,204	2,260
*	Centene Corp.	38,303	2,164
	Universal Health Services
	Inc. Class B	20,152	2,144
	Cooper Cos. Inc.	10,907	1,908
*	Varian Medical Systems
	Inc.	20,872	1,874
*	Envision Healthcare Corp.	25,993	1,645
	PerkinElmer Inc.	24,856	1,296
*	Mallinckrodt plc	23,761	1,184
	Patterson Cos. Inc.	19,000	780
*	Endo International plc	43,812	722
			588,313
Industrials (10.2%)
	General Electric Co.	1,981,442	62,614
	3M Co.	134,737	24,060
	Boeing Co.	128,556	20,014
	Honeywell International
	Inc.	170,723	19,778
	Union Pacific Corp.	184,666	19,146
	United Technologies Corp.	171,538	18,804
	United Parcel Service Inc.
	Class B	154,495	17,711
	Lockheed Martin Corp.	56,436	14,106
	Caterpillar Inc.	131,133	12,161
	General Dynamics Corp.	64,132	11,073
	FedEx Corp.	54,655	10,177
	Raytheon Co.	65,610	9,317
	Northrop Grumman Corp.	39,487	9,184
	Illinois Tool Works Inc.	70,810	8,671
	Johnson Controls
	International plc	210,132	8,655
	Delta Air Lines Inc.	164,932	8,113
	Emerson Electric Co.	144,010	8,029
	CSX Corp.	210,249	7,554
	Norfolk Southern Corp.	65,261	7,053
	Southwest Airlines Co.	137,789	6,867
	Eaton Corp. plc	101,077	6,781
	Deere & Co.	64,791	6,676
	Waste Management Inc.	91,135	6,462
	American Airlines Group
	Inc.	115,608	5,398
	PACCAR Inc.	78,530	5,018
	Cummins Inc.	34,484	4,713
*	United Continental
	Holdings Inc.	64,405	4,694
	Ingersoll-Rand plc	57,879	4,343
	Parker-Hannifin Corp.	29,812	4,174
	Roper Technologies Inc.	22,757	4,166
	Stanley Black & Decker Inc.	33,827	3,880
	Rockwell Automation Inc.	28,756	3,865
	Fortive Corp.	67,446	3,617
	Equifax Inc.	26,920	3,183
	Nielsen Holdings plc	74,845	3,140
	Fastenal Co.	64,468	3,029
	Republic Services Inc.
	Class A	52,002	2,967
	Textron Inc.	60,590	2,942
	WW Grainger Inc.	12,300	2,857
*	Verisk Analytics Inc.
	Class A	34,772	2,822
	TransDigm Group Inc.	11,238	2,798
	Rockwell Collins Inc.	28,961	2,686
	L-3 Communications
	Holdings Inc.	17,381	2,644
	Dover Corp.	34,654	2,597

5

Vanguard Equity Index Portfolio

			Market
			Value•
		Shares	($000)
	AMETEK Inc.	51,404	2,498
	Alaska Air Group Inc.	27,614	2,450
	CH Robinson Worldwide
	Inc.	31,582	2,314
	Masco Corp.	73,055	2,310
	Acuity Brands Inc.	9,878	2,280
	Snap-on Inc.	13,036	2,233
	Cintas Corp.	19,150	2,213
	Expeditors International
	of Washington Inc.	40,058	2,121
	Pentair plc	37,474	2,101
	Kansas City Southern	23,857	2,024
*	United Rentals Inc.	19,058	2,012
	Xylem Inc.	40,248	1,993
	JB Hunt Transport
	Services Inc.	19,380	1,881
	Fortune Brands Home
	& Security Inc.	34,633	1,852
	Arconic Inc.	98,259	1,822
	Fluor Corp.	30,776	1,616
*	Jacobs Engineering Group
	Inc.	26,872	1,532
*	Stericycle Inc.	19,312	1,488
	Flowserve Corp.	29,644	1,424
	Robert Half International
	Inc.	28,739	1,402
	Allegion plc	21,193	1,356
*	Quanta Services Inc.	34,894	1,216
	Dun & Bradstreet Corp.	8,367	1,015
	Ryder System Inc.	12,283	914
	Pitney Bowes Inc.	43,058	654
			443,260
Information Technology (20.7%)
	Apple Inc.	1,194,359	138,331
	Microsoft Corp.	1,741,544	108,220
*	Facebook Inc. Class A	524,288	60,319
*	Alphabet Inc. Class A	66,322	52,557
*	Alphabet Inc.	66,471	51,304
	Intel Corp.	1,061,489	38,500
	Cisco Systems Inc.	1,124,343	33,978
	Visa Inc. Class A	418,358	32,640
	International Business
	Machines Corp.	193,852	32,178
	Oracle Corp.	671,277	25,811
	Mastercard Inc. Class A	213,250	22,018
	QUALCOMM Inc.	330,863	21,572
	Texas Instruments Inc.	223,869	16,336
	Accenture plc Class A	138,965	16,277
	Broadcom Ltd.	89,024	15,737
	NVIDIA Corp.	120,806	12,895
*	Adobe Systems Inc.	111,379	11,466
	Automatic Data
	Processing Inc.	101,133	10,394
*	PayPal Holdings Inc.	251,374	9,922
*	salesforce.com Inc.	143,020	9,791
	Hewlett Packard
	Enterprise Co.	373,140	8,634
	Applied Materials Inc.	242,104	7,813
*	Cognizant Technology
	Solutions Corp. Class A	135,944	7,617
*	Yahoo! Inc.	196,679	7,606
*	eBay Inc.	233,274	6,926
	Intuit Inc.	54,459	6,242
	HP Inc.	383,240	5,687
	Fidelity National
	Information Services Inc.	73,574	5,565
	Activision Blizzard Inc.	153,215	5,533
	TE Connectivity Ltd.	79,679	5,520
*	Electronic Arts Inc.	67,660	5,329
	Corning Inc.	213,088	5,172

*	Fiserv Inc.	48,430	5,147
*	Micron Technology Inc.	231,099	5,066
	Analog Devices Inc.	69,103	5,018
	Amphenol Corp. Class A	69,100	4,644
	Paychex Inc.	72,099	4,389
	Western Digital Corp.	63,998	4,349
	Lam Research Corp.	36,425	3,851
	Xilinx Inc.	56,576	3,415
	Linear Technology Corp.	53,897	3,360
	Symantec Corp.	139,652	3,336
*	Autodesk Inc.	43,571	3,225
	Microchip Technology Inc.	48,407	3,105
*	Citrix Systems Inc.	34,696	3,099
	Skyworks Solutions Inc.	41,487	3,097
	Motorola Solutions Inc.	37,223	3,085
	Alliance Data Systems Corp.	12,949	2,959
	Harris Corp.	27,759	2,844
*	Red Hat Inc.	40,068	2,793
	KLA-Tencor Corp.	35,093	2,761
*	Akamai Technologies Inc.	38,652	2,577
	Seagate Technology plc	66,050	2,521
	Juniper Networks Inc.	84,671	2,393
	Global Payments Inc.	34,305	2,381
	Western Union Co.	107,899	2,344
	CA Inc.	70,247	2,232
	NetApp Inc.	61,673	2,175
*	F5 Networks Inc.	14,606	2,114
	Total System Services Inc.	37,148	1,821
	Xerox Corp.	188,344	1,644
*	VeriSign Inc.	20,550	1,563
*	Qorvo Inc.	28,249	1,490
	FLIR Systems Inc.	30,363	1,099
	CSRA Inc.	33,514	1,067
*	Teradata Corp.	30,008	815
*	First Solar Inc.	17,525	562
			896,231
Materials (2.8%)
	Dow Chemical Co.	251,248	14,376
	EI du Pont de Nemours
	& Co.	194,712	14,292
	Monsanto Co.	98,180	10,330
	Praxair Inc.	63,934	7,492
	Air Products & Chemicals
	Inc.	48,735	7,009
	Ecolab Inc.	58,775	6,890
	LyondellBasell Industries
	NV Class A	74,596	6,399
	PPG Industries Inc.	59,146	5,605
	International Paper Co.	92,106	4,887
	Sherwin-Williams Co.	18,053	4,852
	Nucor Corp.	71,360	4,247
	Newmont Mining Corp.	118,181	4,026
	Vulcan Materials Co.	29,577	3,702
*	Freeport-McMoRan Inc.	279,690	3,689
	Martin Marietta Materials
	Inc.	14,134	3,131
	Ball Corp.	38,872	2,918
	WestRock Co.	56,340	2,860
	Eastman Chemical Co.	33,006	2,482
	Mosaic Co.	78,543	2,304
	Albemarle Corp.	25,240	2,173
	International Flavors
	& Fragrances Inc.	17,742	2,091
	Sealed Air Corp.	43,496	1,972
	CF Industries Holdings Inc.	53,465	1,683
	FMC Corp.	29,594	1,674
	Avery Dennison Corp.	19,628	1,378

Real Estate (2.9%)
	Simon Property Group Inc.	70,398	12,508
	American Tower Corporation	95,440	10,086
	Public Storage	33,409	7,467
	Crown Castle International
	Corp.	80,829	7,014
	Prologis Inc.	118,421	6,251
	Equinix Inc.	15,944	5,699
	AvalonBay Communities
	Inc.	30,820	5,460
	Welltower Inc.	80,931	5,417
	Equity Residential	81,904	5,271
	Weyerhaeuser Co.	167,625	5,044
	Ventas Inc.	79,097	4,945
	Boston Properties Inc.	34,487	4,338
	Vornado Realty Trust	38,594	4,028
	Digital Realty Trust Inc.	35,641	3,502
	Essex Property Trust Inc.	14,677	3,412
	Realty Income Corp.	58,009	3,334
	General Growth Properties
	Inc.	130,182	3,252
	Host Hotels & Resorts Inc.	165,718	3,122
	HCP Inc.	104,731	3,113
	Mid-America Apartment
	Communities Inc.	25,447	2,492
	SL Green Realty Corp.	22,654	2,436
	Kimco Realty Corp.	94,922	2,388
	Federal Realty Investment
	Trust	16,098	2,288
	UDR Inc.	59,878	2,184
	Extra Space Storage Inc.	28,182	2,177
*	CBRE Group Inc. Class A	67,316	2,120
	Macerich Co.	27,077	1,918
	Iron Mountain Inc.	54,169	1,759
	Apartment Investment
	& Management Co.	34,633	1,574
			124,599
Telecommunication Services (2.7%)
	AT&T Inc.	1,375,426	58,497
	Verizon Communications
	Inc.	913,108	48,742
*	Level 3 Communications
	Inc.	65,365	3,684
	CenturyLink Inc.	122,474	2,912
^	Frontier Communications
	Corp.	270,802	915
			114,750
Utilities (3.2%)
	NextEra Energy Inc.	104,689	12,506
	Duke Energy Corp.	154,312	11,978
	Southern Co.	219,592	10,802
	Dominion Resources Inc.	140,468	10,758
	Exelon Corp.	206,823	7,340
	American Electric Power
	Co. Inc.	110,163	6,936
	PG&E Corp.	112,925	6,862
	Sempra Energy	56,011	5,637
	Edison International	73,013	5,256
	PPL Corp.	152,269	5,185
	Consolidated Edison Inc.	68,267	5,030
	Public Service Enterprise
	Group Inc.	113,387	4,975
	Xcel Energy Inc.	113,840	4,633
	WEC Energy Group Inc.	70,302	4,123
	DTE Energy Co.	40,248	3,965
	Eversource Energy	70,634	3,901
	FirstEnergy Corp.	95,402	2,955
	Entergy Corp.	40,193	2,953
	American Water Works
	Co. Inc.	39,685	2,872

6

Vanguard Equity Index Portfolio

		Market
		Value•
	Shares	($000)
Ameren Corp.	54,211	2,844
CMS Energy Corp.	62,560	2,604
CenterPoint Energy Inc.	96,489	2,378
SCANA Corp.	32,051	2,349
Pinnacle West Capital Corp.	24,957	1,947
Alliant Energy Corp.	51,053	1,934
AES Corp.	145,770	1,694
NiSource Inc.	72,451	1,604
NRG Energy Inc.	71,474	876
		136,897
Total Common Stocks
(Cost $3,179,177)		4,315,416
Temporary Cash Investments (0.3%)[1]
Money Market Fund (0.3%)
[2,3] Vanguard Market
Liquidity Fund,
0.823%	111,566	11,158

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan
Bank Discount Notes,
0.390%, 2/1/17	100	100
[5] United States Treasury
Bill, 0.557%, 4/27/17	700	699
[5] United States Treasury
Bill, 0.587%, 5/18/17	300	299
[5] United States Treasury
Bill, 0.577%–0.607%,
5/25/17	400	399
		1,497
Total Temporary Cash Investments
(Cost $12,655)		12,655
Total Investments (100.0%)
(Cost $3,191,832)		4,328,071

Amount
($000)
Other Assets and Liabilities (0.0%)
Other Assets
Investment in Vanguard	319
Receivables for Investment Securities Sold	67
Receivables for Accrued Income	5,503
Receivables for Capital Shares Issued	2,239
Other Assets	7
Total Other Assets	8,135
Liabilities
Payables for Investment Securities Purchased	(29)
Collateral for Securities on Loan	(452)
Payables for Capital Shares Redeemed	(2,868)
Payables to Vanguard	(3,450)
Other Liabilities	(76)
Total Liabilities	(6,875)
Net Assets (100%)
Applicable to 121,503,479 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,329,331
Net Asset Value Per Share	$35.63

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,965,741
Undistributed Net Investment Income	81,911
Accumulated Net Realized Gains	145,558
Unrealized Appreciation (Depreciation)
Investment Securities	1,136,239
Futures Contracts	(118)
Net Assets	4,329,331

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $413,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.0%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $452,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $768,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Equity Index Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends	91,541
Interest[1]	95
Securities Lending—Net	154
Total Income	91,790
Expenses
The Vanguard Group—Note B
Investment Advisory Services	607
Management and Administrative	4,601
Marketing and Distribution	822
Custodian Fees	70
Auditing Fees	35
Shareholders’ Reports	27
Trustees’ Fees and Expenses	2
Total Expenses	6,164
Net Investment Income	85,626
Realized Net Gain (Loss)
Investment Securities Sold[1]	141,576
Futures Contracts	4,132
Realized Net Gain (Loss)	145,708
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	236,319
Futures Contracts	(130)
Change in Unrealized Appreciation
(Depreciation)	236,189
Net Increase (Decrease) in Net Assets
Resulting from Operations	467,523
1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $88,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	85,626	91,367
Realized Net Gain (Loss)	145,708	74,917
Change in Unrealized Appreciation (Depreciation)	236,189	(119,916)
Net Increase (Decrease) in Net Assets Resulting from Operations	467,523	46,368
Distributions
Net Investment Income	(91,047)	(63,303)
Realized Capital Gain[1]	(74,373)	(115,925)
Total Distributions	(165,420)	(179,228)
Capital Share Transactions
Issued	466,783	608,805
Issued in Lieu of Cash Distributions	165,420	179,228
Redeemed	(589,792)	(454,226)
Net Increase (Decrease) from Capital Share Transactions	42,411	333,807
Total Increase (Decrease)	344,514	200,947
Net Assets
Beginning of Period	3,984,817	3,783,870
End of Period[2]	4,329,331	3,984,817
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $600,000 and $2,114,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $81,911,000 and $87,332,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Equity Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$33.25	$34.44	$31.50	$24.93	$22.85
Investment Operations
Net Investment Income	.704	.759[1]	.587	.545	.512
Net Realized and Unrealized Gain (Loss)
on Investments	3.055	(.338)	3.522	7.235	3.062
Total from Investment Operations	3.759	.421	4.109	7.780	3.574
Distributions
Dividends from Net Investment Income	(.759)	(.569)	(.555)	(.505)	(.474)
Distributions from Realized Capital Gains	(.620)	(1.042)	(.614)	(.705)	(1.020)
Total Distributions	(1.379)	(1.611)	(1.169)	(1.210)	(1.494)
Net Asset Value, End of Period	$35.63	$33.25	$34.44	$31.50	$24.93

Total Return	11.81%	1.27%	13.51%	32.18%	15.86%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,329	$3,985	$3,784	$3,199	$2,418
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.16%	0.16%	0.17%
Ratio of Net Investment Income to
Average Net Assets	2.08%	2.31%[1]	1.88%	1.96%	2.13%
Portfolio Turnover Rate	7%	4%	7%	8%	9%
1 Net investment income per share and the ratio of net investment income to average net assets include $.13 and 0.35%, respectively, resulting from a special dividend from Medtronic plc in January 2015.

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Equity Index Portfolio

Notes to Financial Statements

Vanguard Equity Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any

10

Vanguard Equity Index Portfolio

loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $319,000, representing 0.01% of the portfolio’s net assets and 0.13% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

11

Vanguard Equity Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	4,315,416	—	—
Temporary Cash Investments	11,158	1,497	—
Futures Contracts—Liabilities[1]	(75)	—	—
Total	4,326,499	1,497	—
1 Represents variation margin on the last day of the reporting period.

D. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	130	14,535	(118)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $88,211,000 of ordinary income and $142,267,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $3,191,832,000. Net unrealized appreciation of investment securities for tax purposes was $1,136,239,000, consisting of unrealized gains of $1,319,983,000 on securities that had risen in value since their purchase and $183,744,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2016, the portfolio purchased $285,739,000 of investment securities and sold $326,505,000 of investment securities, other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	14,135	18,193
Issued in Lieu of Cash Distributions	5,208	5,441
Redeemed	(17,679)	(13,658)
Net Increase (Decrease) in Shares Outstanding	1,664	9,976

At December 31, 2016, three shareholders (including an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annunity contract holders and Vanguard Total Stock Market Index Portfolio) were each a record or beneficial owner of 30% or more of the portfolio’s net assets, with a combined ownership of 95%. If one of these shareholders were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

12

Vanguard Equity Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Equity Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Equity Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard Equity
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $73,773,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year .

For corporate shareholders, 93% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

13

Vanguard Equity Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Index Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,077.41	$0.78
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.38	0.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

14

Vanguard® Growth Portfolio

Advisors’ Report

Vanguard Growth Portfolio returned –1.08% in 2016, trailing both its benchmark, the Russell 1000 Growth Index (+7.08%), and peer-group average (+2.28%). Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is overseen by three independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the next page. Each advisor has also prepared a discussion of the investment environment that existed during 2016 and of the effect it had on the portfolio’s positioning. These reports were prepared on January 19, 2017.

Jackson Square Partners, LLC

Portfolio Managers:

Jeffrey S. Van Harte, CFA
Chairman and Chief Investment Officer

Christopher J. Bonavico, CFA

Christopher M. Ericksen, CFA

Daniel J. Prislin, CFA

Our largest relative contributor to performance for the period was QUALCOMM, in information technology. The company reported positive financial results, beating revenue guidance thanks to recovered royalties from China and improved smartphone demand.

We believe that many of the challenges that have been plaguing the company are beginning to transition into favorable conditions. More than a year ago, QUALCOMM began making substantial operating-expense changes, and it is starting to see some of those benefits. Also, the market has taken a positive view, as have we, of the company’s recently announced acquisition of NXP.

Valeant Pharmaceuticals International was the largest detractor for the period. Its stock was weak because of multiple factors—mainly allegations of wrongdoing at its specialty pharmacy partner, Philidor, and questions over Valeant’s ability to file its Form 10-K on time to avert a technical default on its debt obligations. Although it did avert such a default, we sold the holding given Valeant’s fundamental challenges.

Despite positive absolute returns in the equity market over the past several years, Jackson Square Partners believes that ever-changing market sentiment has shown that more than just fundamental factors affect stock prices. A lack of confidence in the tepid fundamental outlook since the financial crisis suggests to us that many investors have struggled with accurately predicting the pace of global economic recovery and assessing external factors that threaten economic fundamentals, such as central bank actions and fiscal policy debates across the globe.

Donald Trump’s surprising presidential victory in November and the corresponding market reaction reflect increasing investor optimism, at least in the short term, that forthcoming policy shifts could stimulate growth. Although his unconventional style as a head of state brings potential risk and uncertainty, we are mindful of the prospective macroeconomic implications of a successful Trump tenure—for example, economic growth, higher

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
Vanguard Growth Portfolio	-1.08%	7.19%
Russell 1000 Growth Index	7.08	8.33
Variable Insurance Large-Cap Growth Funds Average[1]	2.28	6.79
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Large-Cap Growth
	Portfolio[2]	Funds Average[3]
Growth Portfolio	0.44%	0.87%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Growth Portfolio’s expense ratio was 0.42%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Growth Portfolio

corporate and personal incomes from lower tax rates, etc. We believe it is too early to determine the direction or magnitude of such possible outcomes, but we will closely monitor the start of President Trump’s tenure with a keen eye on the execution of possibly significant policy shifts.

Regardless of President Trump’s successes or failures and the subsequent impact on the economy and markets, we believe that the quality of a company’s business model, competitive position, and management ultimately prove most important in our fundamental, bottom-up investment approach.

We will monitor the macroeconomic implications of the president’s policies and how they affect our holdings, while remaining consistent in our long-term investment philosophy: We want to own what we view as strong secular-growth companies with solid business models and competitive positions that we believe can grow market share and have the potential to deliver shareholder value in a variety of market environments.

Wellington Management Company llp

Portfolio Manager:

Andrew J. Shilling, CFA,
Senior Managing Director

Our portion of the portfolio seeks to outperform growth indexes and, over the longer term, the broader market. We employ proprietary fundamental research and a rigorous valuation discipline to invest in large-cap companies with attractive growth characteristics. Our investment approach is based on identifying companies that possess a clear competitive advantage that will enable them to sustain above-average growth.

U.S. equities, as measured by the S&P 500 Index, gained about 12% over the period. Growth stocks underperformed value stocks, and small-capitalization companies led their larger-cap peers.

Our selection within the information technology, industrials, and health care sectors weighed on relative performance. Selection was also weak in consumer staples and consumer discretionary. Sector allocation, an indirect result of our stock-specific decisions, contributed modestly to relative results. The portfolio benefited from an underweight exposure to health care and consumer staples. An overweight exposure to industrials and financials also helped, as did our selection within real estate.

(Effective September 1, 2016, S&P Dow Jones Indices and MSCI implemented a new real estate sector under the Global Industry Classification Standard [GICS]; holdings in this sector were previously classified as financials. The attribution analysis of the financial sector includes real estate for January 1, 2016, through August 31, 2016.)

The biggest relative detractors included Allergan, a pharmaceutical company; biotechnology firm Regeneron Pharmaceuticals; and Illumina, a global leader in gene-sequencing machines. Our position in Under Armour, an athletic apparel company, also dampened results.

A number of strong performers helped to partly offset the portfolio’s detractors. They included Netflix, a streaming-media subscription services provider, and Edwards Lifesciences, a medical device company specializing in heart valve technology and treatments for cardiovascular diseases.

At the period’s close, we were most overweighted in information technology, industrials, and financials. We were also overweighted in consumer discretionary. We had no exposure to utilities and remained most underweighted in health care and consumer staples.

Vanguard Growth Portfolio Investment Advisors

Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Jackson Square Partners, LLC	42	174	Uses a bottom-up approach, seeking companies that
			have large end-market potential, dominant business
			models, and strong free-cash-flow generation that is
			attractively priced compared with the intrinsic value
			of the securities.
Wellington Management	42	173	Employs proprietary fundamental research and a
			Company llprigorous valuation discipline in an effort to invest in
			high-quality, large-capitalization, sustainable-growth
			companies. The firm’s philosophy is based on the
			belief that stock prices often overreact to short-term
			trends and that bottom-up, intensive research focused
			on longer-term fundamentals can be used to identify
			stocks that will outperform the market over time.
William Blair Investment	15	63	Uses a fundamental investment approach in pursuit
			Management, LLC of superior, long-term investment results from growth-
			oriented companies with leadership positions and
			strong market presence.
Cash Investments	1	5	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Growth Portfolio

Given the persistent low-growth global environment and significant political uncertainty, we have maintained the portfolio’s exposure to good-quality growth companies benefiting from long-term trends and long-cycle growth. We believe that these companies, supported by strong barriers to entry, can outgrow the broader market through the coming years.

We remain true to our process, seeking to invest in companies with competitive advantages, strong balance sheets, experienced and proven management, and the ability to sustain above-average growth. We are confident that this time-tested process continues to yield a portfolio of stocks that is well-positioned to outperform.

William Blair Investment
Management, LLC

Portfolio Managers:

James Golan, CFA, Partner

David Ricci, CFA, Partner

The strength of U.S. equity market returns in 2016 masked some sharp but short-lived downdrafts. This dynamic resulted in a style environment in which both more defensive and more cyclical areas of the market led at different times over the year.

Over the first six weeks of 2016, the market declined precipitously, driven by concern that the United States could be headed into a recession. Equity investors gravitated toward the perceived safety of high-dividend-yielding stocks until the mid-February market reversal, when leadership shifted to more cyclical companies.

The market was generally flat following a post-Brexit rally in July until the surprise election of Donald Trump, whose proposed policies are generally perceived as reflationary and pro-U.S. growth. His election as president, along with positively trending macroeconomic data, provided a boost for more economically sensitive market areas to finish the year.

Underperformance for 2016 was primarily due to style. A strong challenge came early in the year when investor preference for high-dividend-yielding stocks dominated the market. Although this preference was concentrated mainly in January and February, such stocks’ relative performance did not revert, and they materially outpaced low-dividend-yielding stocks in 2016.

Cheaper and more cyclical market areas outperformed later in the year. This dynamic was most pronounced in the third quarter and after the U.S. election. Our portfolio tends to significantly underweight high-dividend-yielding stocks and low-valuation/low-growth companies, favoring companies with substantial reinvestment opportunities that allow for superior, durable, long-term growth.

Our largest individual detractors were grocery retailer Kroger and Cerner, a health care technology provider. Other notable detractors were Apple and Red Hat, both in information technology, and Chipotle Mexican Grill, in consumer discretionary.

Top contributors were rail operator Union Pacific and semiconductor manufacturer Texas Instruments. Our positions in IDEXX Laboratories and UnitedHealth Group primarily drove strong stock selection in health care, and our position in Schlumberger, in energy, was also a key contributor for the year.

As always, we believe that broad investor focus on near-term events creates opportunities for investors such as ourselves who analyze companies over a long time horizon with the aim of achieving excess returns. We remain focused on identifying structurally advantaged companies with durable growth drivers, independent of policy outcomes, whose stocks present compelling risk/reward opportunities.

3

Vanguard Growth Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	112	606	3,833
Median Market Cap $51.5B		$73.8B	$54.2B
Price/Earnings Ratio	30.0x	24.2x	24.4x
Price/Book Ratio	5.5x	5.6x	2.8x
Yield[3]	0.6%	1.6%	2.0%
Return on Equity	22.9%	22.5%	16.5%
Earnings Growth Rate	17.9%	13.8%	8.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	28%	—	—
Expense Ratio[4]	0.44%	—	—
Short-Term Reserves	2.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.92	0.80
Beta	1.02	0.97

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer
Discretionary	17.1%	20.8%	12.5%
Consumer Staples	5.1	9.5	8.3
Energy	0.3	0.6	7.0
Financials	5.7	2.9	15.4
Health Care	16.4	16.1	13.0
Industrials	8.2	11.1	10.8
Information
Technology	39.8	31.4	20.0
Materials	0.8	3.6	3.3
Other	2.2	0.0	0.0
Real Estate	4.0	2.7	4.1
Telecommunication
Services	0.4	1.3	2.4
Utilities	0.0	0.0	3.2

Ten Largest Holdings[5] (% of total net assets)

Alphabet Inc.	Internet Software
	& Services	6.0%
Microsoft Corp.	Systems Software	4.2
Mastercard Inc. Class A	Data Processing
	& Outsourced
	Services	3.7
Facebook Inc. Class A	Internet Software
	& Services	3.6
Visa Inc. Class A	Data Processing
	& Outsourced
	Services	3.3
PayPal Holdings Inc.	Data Processing
	& Outsourced
	Services	2.9
Celgene Corp.	Biotechnology	2.6
Allergan plc	Pharmaceuticals	2.4
Amazon.com Inc.	Internet & Direct
	Marketing Retail	2.4
Intercontinental	Financial
Exchange Inc.	Exchanges
	& Data	2.4
Top Ten		33.5%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 1000 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Growth Portfolio’s expense ratio was 0.42%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Growth Portfolio	-1.08%	14.26%	7.19%	$20,016
Russell 1000 Growth Index	7.08	14.50	8.33	22,266
Variable Insurance Large-Cap Growth
Funds Average[1]	2.28	13.25	6.79	19,296
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.8%)[1]
Consumer Discretionary (16.9%)
*	Amazon.com Inc.	13,120	9,838
	Home Depot Inc.	62,531	8,384
*	Liberty Interactive Corp.
	QVC Group Class A	368,836	7,369
	L Brands Inc.	74,407	4,899
*	TripAdvisor Inc.	95,534	4,430
*	Netflix Inc.	32,125	3,977
*	O’Reilly Automotive Inc.	12,626	3,515
	Starbucks Corp.	58,287	3,236
*	Liberty Global plc	104,703	3,110
	Dollar General Corp.	38,830	2,876
*	Priceline Group Inc.	1,345	1,972
	Ross Stores Inc.	29,396	1,928
	Hilton Worldwide
	Holdings Inc.	63,485	1,727
*	AutoZone Inc.	2,094	1,654
	NIKE Inc. Class B	31,361	1,594
*	Under Armour Inc.	63,189	1,591
	Las Vegas Sands Corp.	29,457	1,573
	Lennar Corp. Class A	35,561	1,527
	DR Horton Inc.	54,484	1,489
	Lowe’s Cos. Inc.	19,655	1,398
*	Chipotle Mexican Grill Inc.
	Class A	2,860	1,079
*	Liberty Global plc Class A	27,225	833
			69,999
Consumer Staples (5.0%)
*	Monster Beverage Corp.	83,307	3,694
	Estee Lauder Cos. Inc.
	Class A	42,096	3,220
	Walgreens Boots
	Alliance Inc.	38,453	3,182
	Kroger Co.	74,730	2,579
	Mondelez International Inc.
	Class A	52,922	2,346
	Constellation Brands Inc.
	Class A	14,094	2,161
	PepsiCo Inc.	17,696	1,851
	Mead Johnson Nutrition Co.	21,920	1,551
			20,584
Energy (0.2%)
	Schlumberger Ltd.	11,760	987

Financials (5.4%)
	Intercontinental
	Exchange Inc.	173,953	9,815
	Charles Schwab Corp.	83,351	3,290
	Marsh & McLennan Cos. Inc.	33,216	2,245
*	Markel Corp.	2,260	2,044

	MarketAxess Holdings Inc.	12,529	1,841
	MSCI Inc. Class A	19,320	1,522
*	Affiliated Managers
	Group Inc.	9,320	1,354
	TD Ameritrade Holding Corp.	9,980	435
			22,546
Health Care (16.1%)
*	Celgene Corp.	92,670	10,727
*	Allergan plc	48,170	10,116
*	Biogen Inc.	31,757	9,006
	Bristol-Myers Squibb Co.	112,099	6,551
*	Quintiles IMS Holdings Inc.	69,553	5,289
	UnitedHealth Group Inc.	32,873	5,261
	Dentsply Sirona Inc.	66,850	3,859
*	Edwards Lifesciences Corp.	31,138	2,918
	Zoetis Inc.	43,460	2,326
*	Cerner Corp.	48,065	2,277
	Medtronic plc	31,000	2,208
*	Illumina Inc.	13,483	1,726
*	Regeneron
	Pharmaceuticals Inc.	4,559	1,674
	Danaher Corp.	17,120	1,333
*	ABIOMED Inc.	8,346	940
*	IDEXX Laboratories Inc.	6,001	704
			66,915
Industrials (8.0%)
	Nielsen Holdings plc	128,273	5,381
*	Verisk Analytics Inc. Class A	40,438	3,282
	Union Pacific Corp.	29,320	3,040
	Equifax Inc.	20,085	2,375
	Lockheed Martin Corp.	9,174	2,293
	AMETEK Inc.	45,971	2,234
	Fastenal Co.	45,188	2,123
*	IHS Markit Ltd.	58,138	2,059
*	TransUnion	60,370	1,867
	Northrop Grumman Corp.	7,521	1,749
	Fortune Brands Home
	& Security Inc.	30,778	1,646
	TransDigm Group Inc.	6,140	1,529
	JB Hunt Transport
	Services Inc.	13,678	1,328
	Fortive Corp.	18,895	1,013
	Snap-on Inc.	4,608	789
	Kansas City Southern	8,148	691
			33,399
Information Technology (39.1%)
	Microsoft Corp.	280,076	17,404
*	Alphabet Inc. Class C	20,077	15,496
	Mastercard Inc. Class A	148,379	15,320
*	Facebook Inc. Class A	131,693	15,151
	Visa Inc. Class A	175,379	13,683

*	PayPal Holdings Inc.	305,587	12,061
*	Alphabet Inc. Class A	12,119	9,604
*	eBay Inc.	244,377	7,256
*	Electronic Arts Inc.	86,005	6,774
	QUALCOMM Inc.	92,495	6,031
	Apple Inc.	46,001	5,328
	Symantec Corp.	200,509	4,790
*	Adobe Systems Inc.	40,684	4,188
	Intuit Inc.	31,780	3,642
	CDW Corp.	51,706	2,693
*	ServiceNow Inc.	34,133	2,537
	Alliance Data Systems Corp.	11,090	2,534
	Texas Instruments Inc.	32,010	2,336
	Global Payments Inc.	31,206	2,166
*	FleetCor Technologies Inc.	15,014	2,125
*	salesforce.com Inc.	29,587	2,026
*	Autodesk Inc.	27,165	2,010
*	Red Hat Inc.	23,360	1,628
*	Alibaba Group Holding Ltd.
	ADR	18,518	1,626
*	Workday Inc. Class A	24,315	1,607
	Accenture plc Class A	11,360	1,331
*	Zillow Group Inc.	27,818	1,015
			162,362
Materials (0.7%)
	Sherwin-Williams Co.	6,529	1,755
	PPG Industries Inc.	12,180	1,154
			2,909
Other (0.1%)
*,2 WeWork Class A PP		4,015	201

Real Estate (4.0%)
	Crown Castle
	International Corp.	90,808	7,879
	Equinix Inc.	11,556	4,130
	American Tower Corporation	23,236	2,456
	Public Storage	9,042	2,021
			16,486
Telecommunication Services (0.3%)
*	SBA Communications Corp.
	Class A	12,800	1,322
Total Common Stocks
(Cost $330,925)			397,710
Preferred Stocks (1.9%)
*,2 Uber Technologies PP		104,984	5,120
*,2 WeWork Pfd. D1 PP		19,954	1,001
*,2 WeWork Pfd. D2 PP		15,678	787
*,2 Pinterest Prf G PP		124,325	719
*,2 Cloudera, Inc. Pfd.		21,972	379
Total Preferred Stocks
(Cost $3,435)			8,006
Convertible Preferred Stocks (0.2%)
*,2 Airbnb Inc. (Cost $928)		9,972	1,047
Temporary Cash Investments (2.3%)[1]
Money Market Fund (1.9%)
[3]	Vanguard Market
	Liquidity Fund, 0.823%	79,259	7,927

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Vanguard Growth Portfolio

	Face	Market
	Amount	Value•
	($000)	($000)
Repurchase Agreement (0.1%)
Bank of America Securities,
LLC 0.480%, 1/3/17
(Dated 12/30/16,
Repurchase Value
$400,000, collateralized
by Government National
Mortgage Assn., 4.410%,
12/20/66, with a value
of $408,000)	400	400

U.S. Government and Agency Obligations (0.3%)
United States Treasury
Bill, 0.314%, 1/5/17	100	100
[4] United States Treasury
Bill, 0.381%, 3/9/17	1,000	999
		1,099
Total Temporary Cash Investments
(Cost $9,427)		9,426
Total Investments (100.2%)
(Cost $344,715)		416,189

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	32
Receivables for Accrued Income	141
Receivables for Investment Securities Sold	271
Receivables for Capital Shares Issued	42
Other Assets	85
Total Other Assets	571
Liabilities
Payables for Investment Securities
Purchased	(37)
Payables to Investment Advisor	(132)
Payables for Capital Shares Redeemed	(430)
Payables to Vanguard	(878)
Other Liabilities	(28)
Total Liabilities	(1,505)
Net Assets (100%)
Applicable to 21,074,147 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	415,255
Net Asset Value Per Share	$19.70

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	313,509
Undistributed Net Investment Income	1,463
Accumulated Net Realized Gains	28,849
Unrealized Appreciation (Depreciation)
Investment Securities	71,474
Futures Contracts	(40)
Net Assets	415,255

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 97.2% and 0.9%, respectively, of net assets.
2 Restricted securities totaling $9,254,000, representing 2.2% of net assets.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Securities with a value of $400,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
PP—Private Placement.
See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Growth Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	4,142
Interest[1]	76
Securities Lending—Net	10
Total Income	4,228
Expenses
Investment Advisory Fees—Note B
basic fee	637
performance adjustment	21
the vanguard group—note c
management and administrative	1,056
marketing and distribution	80
custodian fees	19
Auditing Fees	36
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,865
Expenses Paid Indirectly	(20)
Net Expenses	1,845
Net Investment Income	2,383
Realized Net Gain (Loss)
Investment Securities Sold[1]	28,626
Futures Contracts	410
Realized Net Gain (Loss)	29,036
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(37,342)
Futures Contracts	(264)
Change in Unrealized Appreciation
(Depreciation)	(37,606)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(6,187)
1 Dividend income, interest income, and realized net gain (loss)
from affiliated companies of the portfolio were $9,000, $68,000, and $531,000, respectively.
2 Dividends are net of foreign withholding taxes of $22,000.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	2,383	2,740
Realized Net Gain (Loss)	29,036	52,206
Change in Unrealized Appreciation (Depreciation)	(37,606)	(18,595)
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,187)	36,351
Distributions
Net Investment Income	(2,715)	(2,749)
Realized Capital Gain[1]	(51,792)	(44,406)
Total Distributions	(54,507)	(47,155)
Capital Share Transactions
Issued	29,917	96,329
Issued in Lieu of Cash Distributions	54,507	47,155
Redeemed	(114,085)	(73,499)
Net Increase (Decrease) from Capital Share Transactions	(29,661)	69,985
Total Increase (Decrease)	(90,355)	59,181
Net Assets
Beginning of Period	505,610	446,429
End of Period[2]	415,255	505,610
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $2,729,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $1,463,000 and $1,795,000.

See accompanying Notes, which are an integral part of the Financial Statements.

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Vanguard Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$22.58	$23.24	$20.62	$15.32	$12.99
Investment Operations
Net Investment Income	.115	.127	.140	.089	.082
Net Realized and Unrealized Gain (Loss)
on Investments	(.465)	1.632	2.676	5.296	2.312
Total from Investment Operations	(.350)	1.759	2.816	5.385	2.394
Distributions
Dividends from Net Investment Income	(.126)	(.141)	(.090)	(.085)	(.064)
Distributions from Realized Capital Gains	(2.404)	(2.278)	(.106)	—	—
Total Distributions	(2.530)	(2.419)	(.196)	(.085)	(.064)
Net Asset Value, End of Period	$19.70	$22.58	$23.24	$20.62	$15.32

Total Return	-1.08%	7.98%	13.79%	35.28%	18.43%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$415	$506	$446	$411	$321
Ratio of Total Expenses to Average Net Assets[1]	0.42%	0.44%	0.43%	0.41%	0.41%
Ratio of Net Investment Income to
Average Net Assets	0.53%	0.57%	0.65%	0.50%	0.58%
Portfolio Turnover Rate	28%	38%	39%	38%	43%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.03%, 0.01%, (0.01%), and (0.01%).

Notes to Financial Statements

Vanguard Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate

9

Vanguard Growth Portfolio

portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds

10

Vanguard Growth Portfolio

are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Jackson Square Partners, LLC, Wellington Management Company llp, and William Blair Investment Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Jackson Square Partners, LLC, and Wellington Management Company llp are subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding three years. The basic fee of William Blair Investment Management, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Growth Index for the preceding five years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.14% of the portfolio’s average net assets, before an increase of $21,000 (0.00%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $32,000, representing 0.01% of the portfolio’s net assets and 0.01% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. The portfolio has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the portfolio part of the commissions generated. Such rebates are used solely to reduce the portfolio’s management and administrative expenses. For the year ended December 31, 2016, these arrangements reduced the portfolio’s expenses by $20,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

11

Vanguard Growth Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	397,509	—	201
Preferred Stocks	—	—	8,006
Convertible Preferred Stocks	—	—	1,047
Temporary Cash Investments	7,927	1,499	—
Futures Contracts—Liabilities[1]	(28)	—	—
Total	405,408	1,499	9,254
1 Represents variation margin on the last day of the reporting period.

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

			Investments in
	Investments in	Investments in	Convertible
	Common Stocks	Preferred Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)	($000)
Balance as of December 31, 2015	167	8,054	999
Change in Unrealized Appreciation (Depreciation)	34	(48)	48
Balance as of December 31, 2016	201	8,006	1,047
Net change in unrealized appreciation (depreciation) from investments still held as of December 31, 2016, was $34,000.

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	201	Market Approach	Recent Market Transaction	$50.192
Preferred Stocks	8,006	Market Approach	Recent Market Transaction	50.192
			Recent Market Transaction	48.772
			Comparable Company Approach	17.230
			Comparable Company Approach	5.780
Convertible Preferred
Stocks	1,047	Market Approach	Recent Market Transaction	105.000

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

12

Vanguard Growth Portfolio

F. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	March 2017	51	5,702	(40)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $2,328,000 of ordinary income and $28,768,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $344,716,000. Net unrealized appreciation of investment securities for tax purposes was $71,473,000, consisting of unrealized gains of $88,772,000 on securities that had risen in value since their purchase and $17,299,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the year ended December 31, 2016, the portfolio purchased $121,014,000 of investment securities and sold $187,070,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	1,485	4,266
Issued in Lieu of Cash Distributions	2,882	2,170
Redeemed	(5,688)	(3,253)
Net Increase (Decrease) in Shares Outstanding	(1,321)	3,183

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 80% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

J. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

13

Vanguard Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of
Growth Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance
Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the
Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at
December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $51,843,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

14

Vanguard Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$1,019.77	$2.08
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.08	2.08

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.41%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

15

Vanguard® High Yield Bond Portfolio

Advisor’s Report

The investment environment

For the year ended December 31, 2016, Vanguard High Yield Bond Portfolio returned 11.35%. That was less than the return of 13.41% for its benchmark and the average return of 12.93% for its peers. Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

High-yield markets benefited from a rally in energy prices, tightening credit spreads, and coupon income during the year. The 10-year U.S. Treasury yield increased to 2.45% by the end of December 2016 from 2.30% a year earlier, although this modest increase masked larger volatility. Treasury yields declined for much of the year, then increased sharply after the election as expectations that President-elect Trump’s fiscal policies would prove expansionary lifted the outlook for inflation.

Because bond yields and prices are inversely correlated, the increase in U.S. Treasury yields dampened bond prices. Fixed income assets with longer durations and those more sensitive to interest rates lagged in this environment. However, for credit-sensitive sectors, the effect of rising U.S. Treasury yields was more than offset by tightening credit spreads. The high-yield market performed particularly well, supported by continued demand for yield amid low absolute interest rates around much of the globe.

Oil and other commodities prices rallied sharply beginning in mid-February, and commodity-sensitive credits led the strong market. While there were periods of volatility during the year, including in late June when the United Kingdom’s Brexit vote led to a flight to safety, market volatility subsided over the second half of the period and credit sectors rallied following the U.S. election results. Optimism that the policies of the incoming administration and Congress would emphasize tax reform and deregulation boosted credit markets, and spreads tightened.

There was notable dispersion in performance by credit quality. The high-yield market favored bonds of relatively lower credit quality amid the search for yield. Bonds rated CCC performed best, returning 31.46%, according to Bloomberg Barclays High Yield Index data. Meanwhile, BB-rated bonds generated gains of 12.78%, and B-rated bonds returned 15.81%. The spread of the high-yield market tightened to 409 basis points over Treasuries as of December 31, from 660 basis points at the end of 2015. The average price of high-yield bonds increased $11 to $100 during the year.

We remain positive about the high-yield market, given the current backdrop of stable company fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. We expect positive GDP growth in 2017, driven by consumer spending and housing, and believe most high-yield companies will be able to sustain solid credit profiles in that environment.

While we continue to monitor global political risks, we believe valuations are reasonable relative to our outlook, particularly given our expectation that defaults will decline over the course of 2017. The Moody’s Investors Service trailing 12-month global issuer-weighted speculative-grade default rate ended December at 4.4%, slightly above the long-term average of 4.2%. We expect uncertainty to persist over the next several months, but we continue to take a long-term, issuer-specific approach to finding opportunities in this market.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard High Yield Bond Portfolio	11.35%	6.10%
High-Yield Corporate Composite Index[1]	13.41	6.85
Variable Insurance High Yield Funds Average[2]	12.93	5.34
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		High Yield
	Portfolio[3]	Funds Average[4]
High Yield Bond Portfolio	0.28%	0.84%

1 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.28%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard High Yield Bond Portfolio

We are most positive about the U.S. economy, and are therefore emphasizing issuers that benefit from a stable or growing domestic economy. Conversely, we are closely monitoring our position in U.S. hospitals, given potential changes to the regulatory environment.

Although we continue to monitor the possible impacts on global growth of increased political uncertainty and potential trends toward more protectionist policies, we believe strong investor demand will continue to support the high-yield market. We expect the insatiable global demand for yield to persist because of low absolute levels of interest rates around much of the globe. This “search for yield” is likely to provide a boost to high-yield markets going forward.

The portfolio’s shortfalls

An underweight allocation to the metals and mining and energy sectors detracted from relative returns. Security selection within utilities also hurt relative results.

The portfolio’s successes

The portfolio benefited from positive credit selection in the metals and mining and building materials sectors, as well as an underweight exposure to the pharmaceuticals sector. An underweight allocation to Treasury securities also helped relative performance.

The portfolio’s positioning

The portfolio remains consistent in its investment objective and strategy and maintains a meaningful exposure to relatively higher-quality companies within the high-yield market. We believe these companies have more consistent businesses and greater predictability of cash flows than those at the lower end of the quality spectrum. We emphasize higher-quality issuers in an effort to minimize defaults and provide stable income. We continue to diversify the portfolio’s holdings by issuer and industry and continue to deemphasize non-cash-paying securities, preferred stocks, and equity-linked securities such as convertibles because of their potential for volatility.

Michael L. Hong, CFA
Managing Director and
Fixed Income Portfolio Manager

Wellington Management Company llp

January 20, 2017

2

Vanguard High Yield Bond Portfolio

Portfolio Profile

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	473	1,821	2,111
Yield[3]	5.0%	5.0%	6.1%
Yield to Maturity	5.4%[4]	5.4%	6.5%
Average Coupon	5.9%	6.0%	6.5%
Average Effective
Maturity	5.6 years	5.2 years 5.1 years
Average Duration	4.5 years	4.2 years 4.1 years
Expense Ratio[5]	0.28%	—	—
Short-Term Reserves	4.3%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.94
Beta	0.89	0.75

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	5.2%
1–5 Years	26.3
5–10 Years	59.9
10–20 Years	4.5
20–30 Years	3.3
Over 30 Years	0.8

Sector Diversification[6] (% of portfolio)

Basic Industry	6.5%
Capital Goods	7.9
Communication	26.5
Consumer Cyclical	9.5
Consumer Non-Cyclical	12.4
Energy	11.7
Finance	10.1
Technology	8.8
Transportation	1.9
Treasury/Agency	0.9
Utilities	3.3
Other	0.5

Distribution by Credit Quality (% of portfolio)

U.S. Government	0.9%
Aaa	0.0
Baa	5.5
Ba	48.0
B	38.1
Caa	7.1
C	0.3
Not Rated	0.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 High-Yield Corporate Composite Index.
2 Bloomberg Barclays U.S. Corporate High Yield Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.28%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard High Yield Bond Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
High Yield Bond Portfolio	11.35%	6.42%	6.10%	$18,075
High-Yield Corporate Composite Index[1]	13.41	6.69	6.85	19,400
Variable Insurance High Yield Bond
Funds Average[2]	12.93	6.17	5.34	16,823
Bloomberg Barclays U.S. Corporate
High Yield Bond Index	17.13	7.36	7.45	20,519

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Consists of 95% Bloomberg Barclays U.S. High-Yield Ba/B 2% Issuer Capped Index and 5% Bloomberg Barclays U.S. 1–5 Year Treasury Bond Index.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

4

Vanguard High Yield Bond Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back of the report for further information).

Face					Market
Maturity Amount					Value •
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (0.9%)
[1]	United States Treasury Note/Bond
	(Cost $5,252)	0.875%	2/28/17	5,250	5,252
Corporate Bonds (93.9%)
Finance (10.2%)
	Banking (0.3%)
	Royal Bank of Scotland Group plc	6.125%	12/15/22	1,635	1,735

	Finance Companies (7.3%)
[2,3] AerCap Global Aviation Trust		6.500%	6/15/45	3,750	3,783
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	1,480	1,508
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	1,810	1,869
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	5.000%	10/1/21	755	800
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.625%	7/1/22	585	603
	Aircastle Ltd.	6.250%	12/1/19	345	373
	Aircastle Ltd.	5.125%	3/15/21	30	32
	Aircastle Ltd.	5.500%	2/15/22	830	880
	Aircastle Ltd.	5.000%	4/1/23	1,225	1,254
[3]	CIT Group Inc.	6.625%	4/1/18	2,555	2,686
[3]	CIT Group Inc.	5.500%	2/15/19	2,270	2,392
	CIT Group Inc.	3.875%	2/19/19	1,100	1,122
	CIT Group Inc.	5.375%	5/15/20	2,915	3,083
	CIT Group Inc.	5.000%	8/15/22	1,205	1,250
[4]	Homer City Generation LP	8.734%	10/1/26	3,575	1,537
	International Lease Finance Corp.	5.875%	4/1/19	1,455	1,548
	International Lease Finance Corp.	6.250%	5/15/19	2,042	2,190
	International Lease Finance Corp.	8.250%	12/15/20	1,511	1,760
	International Lease Finance Corp.	4.625%	4/15/21	970	1,005
	International Lease Finance Corp.	8.625%	1/15/22	900	1,081
	International Lease Finance Corp.	5.875%	8/15/22	90	98
	Navient Corp.	8.450%	6/15/18	815	881
	Navient Corp.	5.500%	1/15/19	2,730	2,849
	Navient Corp.	8.000%	3/25/20	2,000	2,225
	Navient Corp.	6.625%	7/26/21	315	336
	Navient Corp.	7.250%	1/25/22	615	659
	Navient Corp.	5.500%	1/25/23	2,325	2,277
	Navient Corp.	7.250%	9/25/23	590	615
[3]	OneMain Financial Holdings LLC	6.750%	12/15/19	285	298
	Springleaf Finance Corp.	5.250%	12/15/19	210	213
	Springleaf Finance Corp.	6.000%	6/1/20	65	66
	Springleaf Finance Corp.	8.250%	12/15/20	2,300	2,501
	Springleaf Finance Corp.	7.750%	10/1/21	976	1,030
	Springleaf Finance Corp.	8.250%	10/1/23	515	539

	Insurance (1.8%)
[3]	Liberty Mutual Group Inc.	7.800%	3/15/37	1,560	1,753
	LifePoint Health Inc.	5.875%	12/1/23	1,635	1,659
	MGIC Investment Corp.	5.750%	8/15/23	725	758
	Radian Group Inc.	5.250%	6/15/20	295	309
	Radian Group Inc.	7.000%	3/15/21	1,705	1,899
	Unum Group	7.375%	6/15/32	175	195
[2]	Voya Financial Inc.	5.650%	5/15/53	2,725	2,677
	WellCare Health Plans Inc.	5.750%	11/15/20	1,915	1,970

	Other Finance (0.3%)
	CNO Financial Group Inc.	4.500%	5/30/20	150	154
	CNO Financial Group Inc.	5.250%	5/30/25	1,065	1,062
[3,5] Lincoln Finance Ltd.		6.875%	4/15/21	265	303
[3]	Lincoln Finance Ltd.	7.375%	4/15/21	485	517

	Real Estate Investment Trusts (0.5%)
	Felcor Lodging LP	5.625%	3/1/23	2,325	2,372
	Felcor Lodging LP	6.000%	6/1/25	660	686
					63,392
Industrial (80.8%)
	Basic Industry (6.8%)
	AK Steel Corp.	7.625%	10/1/21	355	381
	AK Steel Corp.	7.500%	7/15/23	2,265	2,469
[3]	Anglo American Capital plc	3.625%	5/14/20	1,025	1,030
[3]	Anglo American Capital plc	4.125%	4/15/21	855	865
[3]	Anglo American Capital plc	4.125%	9/27/22	665	666
[3]	Anglo American Capital plc	4.875%	5/14/25	850	863
	ArcelorMittal	5.125%	6/1/20	295	310
	ArcelorMittal	7.250%	2/25/22	560	633
	ArcelorMittal	6.125%	6/1/25	670	734
[6,7] Arch Coal Inc. Bank Loan		10.000%	10/5/21	591	598
[3]	Axalta Coating Systems LLC	4.875%	8/15/24	685	685
[3]	Cascades Inc.	5.500%	7/15/22	300	304
	Chemours Co.	6.625%	5/15/23	2,565	2,543
	Chemours Co.	7.000%	5/15/25	490	483
[3,5] Constellium NV		4.625%	5/15/21	125	126
[3]	Constellium NV	8.000%	1/15/23	1,520	1,581
[3]	Constellium NV	5.750%	5/15/24	500	467
	Freeport-McMoRan Inc.	3.875%	3/15/23	250	229
	Freeport-McMoRan Inc.	4.550%	11/14/24	645	601
	Freeport-McMoRan Inc.	5.400%	11/14/34	875	739
	Freeport-McMoRan Inc.	5.450%	3/15/43	810	668
	Graphic Packaging International Inc.	4.125%	8/15/24	760	730
	Hexion US Finance Corp.	6.625%	4/15/20	1,545	1,369
[3,5] INEOS Group Holdings SA		5.750%	2/15/19	790	848
[3]	INEOS Group Holdings SA	5.875%	2/15/19	1,385	1,409
[3]	New Gold Inc.	7.000%	4/15/20	260	267
[3]	New Gold Inc.	6.250%	11/15/22	95	97
[3]	Novelis Corp.	6.250%	8/15/24	1,580	1,667
[3]	Novelis Corp.	5.875%	9/30/26	1,475	1,490
	Steel Dynamics Inc.	5.125%	10/1/21	1,320	1,371
	Steel Dynamics Inc.	5.500%	10/1/24	1,185	1,255
	Teck Resources Ltd.	3.750%	2/1/23	295	278
[3]	Teck Resources Ltd.	8.500%	6/1/24	1,395	1,606
	Teck Resources Ltd.	6.125%	10/1/35	235	229
	Teck Resources Ltd.	6.000%	8/15/40	200	188
	Teck Resources Ltd.	6.250%	7/15/41	645	621
	Teck Resources Ltd.	5.200%	3/1/42	150	131
	Teck Resources Ltd.	5.400%	2/1/43	1,450	1,274
	United States Steel Corp.	7.375%	4/1/20	1,034	1,104
	United States Steel Corp.	6.875%	4/1/21	590	593
[3]	United States Steel Corp.	8.375%	7/1/21	2,640	2,920
	United States Steel Corp.	7.500%	3/15/22	575	586
	United States Steel Corp.	6.650%	6/1/37	460	395
[3,5] VWR Funding Inc.		4.625%	4/15/22	3,500	3,816
[3]	Westlake Chemical Corp.	4.625%	2/15/21	760	789
[3]	Westlake Chemical Corp.	4.875%	5/15/23	230	238

5

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Capital Goods (7.7%)
[3]	ARD Finance SA	7.125%	9/15/23	1,495	1,476
[3]	Ardagh Packaging Finance PLC /
	Ardagh Holdings USA Inc.	7.250%	5/15/24	1,415	1,486
[3]	Ashtead Capital Inc.	6.500%	7/15/22	825	862
	Berry Plastics Corp.	5.500%	5/15/22	60	62
	Berry Plastics Corp.	5.125%	7/15/23	60	61
	Berry Plastics Escrow LLC/Berry
	Plastics Escrow Corp.	6.000%	10/15/22	750	795
[3]	Cemex Finance LLC	6.000%	4/1/24	290	297
[3]	Cemex SAB de CV	6.125%	5/5/25	3,580	3,670
[3]	Cemex SAB de CV	7.750%	4/16/26	735	813
	Clean Harbors Inc.	5.250%	8/1/20	2,006	2,051
	Clean Harbors Inc.	5.125%	6/1/21	2,033	2,074
	CNH Industrial Capital LLC	3.625%	4/15/18	1,145	1,162
	CNH Industrial Capital LLC	3.875%	7/16/18	2,015	2,048
	CNH Industrial Capital LLC	3.375%	7/15/19	257	258
	CNH Industrial Capital LLC	4.375%	11/6/20	1,230	1,264
	CNH Industrial Capital LLC	4.875%	4/1/21	1,155	1,197
	CNH Industrial NV	4.500%	8/15/23	2,320	2,291
	Eagle Materials Inc.	4.500%	8/1/26	185	184
[3]	HD Supply Inc.	5.250%	12/15/21	1,105	1,169
[3]	HD Supply Inc.	5.750%	4/15/24	280	295
[3]	Huntington Ingalls Industries Inc.	5.000%	11/15/25	385	400
	Masco Corp.	7.750%	8/1/29	480	583
	Masco Corp.	6.500%	8/15/32	120	130
	Owens Corning	9.000%	6/15/19	143	162
[3]	Owens-Brockway Glass Container Inc.	5.875%	8/15/23	895	933
[3]	Owens-Brockway Glass Container Inc.	6.375%	8/15/25	355	374
	PulteGroup Inc.	5.500%	3/1/26	1,060	1,057
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.750%	10/15/20	985	1,016
	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	8.250%	2/15/21	718	741
[3]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	5.125%	7/15/23	1,490	1,520
[3]	Reynolds Group Issuer Inc. / Reynolds
	Group Issuer LLC / Reynolds Group
	Issuer Lu	7.000%	7/15/24	440	465
[3]	Signode Industrial Group Lux SA/
	Signode Industrial Group US Inc.	6.375%	5/1/22	1,555	1,553
[3]	Standard Industries Inc.	5.500%	2/15/23	295	305
[3]	Standard Industries Inc.	5.375%	11/15/24	1,085	1,116
[3]	Standard Industries Inc.	6.000%	10/15/25	4,295	4,520
	Terex Corp.	6.000%	5/15/21	1,350	1,387
	TransDigm Inc.	6.500%	7/15/24	400	419
	TransDigm Inc.	6.500%	5/15/25	2,635	2,760
	United Rentals North America Inc.	6.125%	6/15/23	355	376
	United Rentals North America Inc.	4.625%	7/15/23	840	859
	United Rentals North America Inc.	5.500%	7/15/25	1,025	1,053
	United Rentals North America Inc.	5.875%	9/15/26	870	894
	United Rentals North America Inc.	5.500%	5/15/27	1,085	1,080
[3]	USG Corp.	5.500%	3/1/25	263	271
	Vulcan Materials Co.	7.150%	11/30/37	220	262

	Communication (24.8%)
[3]	Altice Financing SA	6.625%	2/15/23	615	633
[3]	Altice US Finance I Corp.	5.500%	5/15/26	1,900	1,929
[3]	Bankrate Inc.	6.125%	8/15/18	385	389
	Belo Corp.	7.750%	6/1/27	205	218
	Belo Corp.	7.250%	9/15/27	616	647
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	3/15/21	250	258
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.250%	9/30/22	365	379
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	2/15/23	400	411

[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.125%	5/1/23	2,990	3,072
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	9/1/23	1,150	1,202
	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	1/15/24	145	152
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.375%	5/1/25	2,441	2,502
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.750%	2/15/26	1,450	1,497
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.500%	5/1/26	1,686	1,720
[3]	CCO Holdings LLC / CCO Holdings
	Capital Corp.	5.875%	5/1/27	745	771
[3]	Cequel Communications Holdings I
	LLC / Cequel Capital Corp.	5.125%	12/15/21	1,935	1,959
	Charter Communications Operating
	LLC / Charter Communications
	Operating Capital	6.484%	10/23/45	1,341	1,548
[3]	Columbus International Inc.	7.375%	3/30/21	1,455	1,550
	CSC Holdings LLC	7.625%	7/15/18	905	966
	CSC Holdings LLC	8.625%	2/15/19	1,345	1,486
	CSC Holdings LLC	6.750%	11/15/21	1,590	1,709
[3]	CSC Holdings LLC	5.500%	4/15/27	2,030	2,050
	DISH DBS Corp.	6.750%	6/1/21	3,805	4,128
	DISH DBS Corp.	5.875%	7/15/22	3,405	3,584
	DISH DBS Corp.	5.000%	3/15/23	525	524
	DISH DBS Corp.	5.875%	11/15/24	245	252
	DISH DBS Corp.	7.750%	7/1/26	2,350	2,655
	Embarq Corp.	7.995%	6/1/36	720	675
	Frontier Communications Corp.	11.000%	9/15/25	2,030	2,096
	Gannett Co. Inc.	5.125%	7/15/20	1,995	2,067
[3]	Gannett Co. Inc.	4.875%	9/15/21	410	416
	Gannett Co. Inc.	6.375%	10/15/23	2,300	2,426
[3]	Gannett Co. Inc.	5.500%	9/15/24	200	202
[3]	Gray Television Inc.	5.125%	10/15/24	855	829
[3]	Gray Television Inc.	5.875%	7/15/26	820	812
	Lamar Media Corp.	5.000%	5/1/23	1,070	1,102
	Lamar Media Corp.	5.375%	1/15/24	115	120
	Lamar Media Corp.	5.750%	2/1/26	170	179
	Level 3 Financing Inc.	5.375%	8/15/22	2,515	2,590
	Level 3 Financing Inc.	5.625%	2/1/23	870	890
	Level 3 Financing Inc.	5.125%	5/1/23	1,120	1,126
	Level 3 Financing Inc.	5.375%	1/15/24	450	455
	Level 3 Financing Inc.	5.375%	5/1/25	1,120	1,137
[3]	Level 3 Financing Inc.	5.250%	3/15/26	1,500	1,481
	Liberty Interactive LLC	8.500%	7/15/29	1,465	1,615
	Liberty Interactive LLC	8.250%	2/1/30	3,945	4,201
	MetroPCS Wireless Inc.	6.625%	11/15/20	2,035	2,086
	National CineMedia LLC	6.000%	4/15/22	1,095	1,131
[3]	NBCUniversal Enterprise Inc.	5.250%	3/29/49	1,940	2,032
	Netflix Inc.	5.500%	2/15/22	980	1,056
	Netflix Inc.	5.875%	2/15/25	2,995	3,235
[3]	Netflix Inc.	4.375%	11/15/26	1,265	1,227
[3]	Nielsen Finance LLC / Nielsen
	Finance Co.	5.000%	4/15/22	4,155	4,238
[3]	Numericable Group SA	6.000%	5/15/22	1,275	1,307
[3]	Numericable-SFR SA	7.375%	5/1/26	1,450	1,483
	Quebecor Media Inc.	5.750%	1/15/23	2,385	2,471
	Qwest Corp.	6.875%	9/15/33	481	455
	SBA Communications Corp.	4.875%	7/15/22	1,545	1,564
	Sinclair Television Group Inc.	6.125%	10/1/22	205	213
[3]	Sinclair Television Group Inc.	5.625%	8/1/24	115	118
[3]	Sinclair Television Group Inc.	5.875%	3/15/26	2,740	2,740
[3]	Sinclair Television Group Inc.	5.125%	2/15/27	1,590	1,511
[3]	Sirius XM Radio Inc.	4.250%	5/15/20	305	310
[3]	Sirius XM Radio Inc.	4.625%	5/15/23	390	386
[3]	Sirius XM Radio Inc.	6.000%	7/15/24	1,193	1,248
[3]	Sirius XM Radio Inc.	5.375%	4/15/25	382	381
[3]	Softbank Corp.	4.500%	4/15/20	5,125	5,253
	Sprint Capital Corp.	6.875%	11/15/28	1,085	1,071

6

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Sprint Capital Corp.	8.750%	3/15/32	635	700
[3]	Sprint Communications Inc.	9.000%	11/15/18	2,795	3,074
[3]	Sprint Communications Inc.	7.000%	3/1/20	3,215	3,488
	Sprint Communications Inc.	6.000%	11/15/22	325	327
	Sprint Corp.	7.250%	9/15/21	2,590	2,752
	Sprint Corp.	7.875%	9/15/23	4,573	4,882
	Sprint Corp.	7.125%	6/15/24	905	932
	Sprint Corp.	7.625%	2/15/25	1,215	1,277
	T-Mobile USA Inc.	6.633%	4/28/21	2,665	2,782
	Telecom Italia Capital SA	6.375%	11/15/33	381	364
	Telecom Italia Capital SA	6.000%	9/30/34	1,005	930
	Telecom Italia Capital SA	7.721%	6/4/38	1,280	1,322
	Time Warner Cable LLC	5.875%	11/15/40	60	64
	Time Warner Cable LLC	5.500%	9/1/41	1,973	2,016
[6,7] Tribune Company Bank Loan		3.770%	12/27/20	1,893	1,906
	Tribune Media Co.	5.875%	7/15/22	2,300	2,334
[3]	Unitymedia Hessen GmbH & Co. KG /
	Unitymedia NRW GmbH	5.500%	1/15/23	1,190	1,229
[3]	Univision Communications Inc.	5.125%	5/15/23	550	539
[3]	Univision Communications Inc.	5.125%	2/15/25	3,920	3,744
	Videotron Ltd.	5.000%	7/15/22	3,763	3,862
[3]	Videotron Ltd.	5.375%	6/15/24	260	267
[3]	Virgin Media Secured Finance plc	5.500%	1/15/25	610	618
[3]	Virgin Media Secured Finance plc	5.500%	8/15/26	355	354
[3]	VTR Finance BV	6.875%	1/15/24	2,720	2,788
[3]	Wind Acquisition Finance SA	4.750%	7/15/20	2,185	2,196
[3]	Wind Acquisition Finance SA	7.375%	4/23/21	1,900	1,971
[3]	WMG Acquisition Corp.	6.750%	4/15/22	2,462	2,591
[3]	WMG Acquisition Corp.	5.000%	8/1/23	740	741
[3]	WMG Acquisition Corp.	4.875%	11/1/24	1,105	1,099
	Zayo Group LLC / Zayo Capital Inc.	6.000%	4/1/23	3,315	3,443
	Zayo Group LLC / Zayo Capital Inc.	6.375%	5/15/25	1,430	1,487

	Consumer Cyclical (9.0%)
[3]	Activision Blizzard Inc.	6.125%	9/15/23	1,555	1,695
[3]	Adient Global Holdings Ltd.	4.875%	8/15/26	3,075	2,967
	American Axle & Manufacturing Inc.	6.625%	10/15/22	1,300	1,339
[6,7,8] Bass Pro Group, LLC. Bank Loan		5.970%	11/4/23	3,095	3,066
[6,7] BL Formula1 TB2L		8.068%	7/29/22	1,650	1,660
[3]	Carlson Wagonlit BV	6.875%	6/15/19	2,440	2,522
	Cedar Fair LP / Canada’s Wonderland
	Co. / MagnumManagement Corp.	5.375%	6/1/24	835	860
	Corrections Corp. of America	4.125%	4/1/20	1,105	1,109
	Dana Holding Corp.	5.375%	9/15/21	557	576
	Dana Holding Corp.	5.500%	12/15/24	1,055	1,071
	GLP Capital LP / GLP Financing II Inc.	4.375%	4/15/21	105	109
	GLP Capital LP / GLP Financing II Inc.	5.375%	11/1/23	2,630	2,814
	GLP Capital LP / GLP Financing II Inc.	5.375%	4/15/26	1,810	1,891
	Group 1 Automotive Inc.	5.000%	6/1/22	1,335	1,322
[3]	Group 1 Automotive Inc.	5.250%	12/15/23	1,055	1,042
[3]	Hanesbrands Inc.	4.625%	5/15/24	730	710
[3]	Hanesbrands Inc.	4.875%	5/15/26	735	718
[3]	Hilton Domestic Operating Co. Inc.	4.250%	9/1/24	1,770	1,715
[3]	IHO Verwaltungs GmbH	4.500%	9/15/23	725	710
[3]	IHO Verwaltungs GmbH	4.750%	9/15/26	680	654
[6,7] Ion Media Networks Bank Loan		4.500%	12/18/20	1,783	1,787
	KB Home	4.750%	5/15/19	830	849
	KB Home	8.000%	3/15/20	120	132
	KB Home	7.000%	12/15/21	150	159
	KB Home	7.500%	9/15/22	215	228
	KB Home	7.625%	5/15/23	1,300	1,365
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.000%	6/1/24	815	832
[3]	KFC Holding Co./Pizza Hut Holdings
	LLC/Taco Bell of America LLC	5.250%	6/1/26	760	771
	L Brands Inc.	6.625%	4/1/21	1,430	1,611
[6,7] La Quinta Intermediate Holdings
	LLC Bank Loan	3.750%	4/14/21	1,824	1,824
	Lennar Corp.	4.750%	4/1/21	740	765
	Lennar Corp.	4.875%	12/15/23	625	619
	Neiman Marcus Group Inc.	7.125%	6/1/28	1,820	1,643

	Penske Automotive Group Inc.	5.750%	10/1/22	387	399
	Penske Automotive Group Inc.	5.375%	12/1/24	813	811
	Sally Holdings LLC / Sally Capital Inc.	5.750%	6/1/22	605	628
	Sally Holdings LLC / Sally Capital Inc.	5.625%	12/1/25	650	676
	Service Corp. International	8.000%	11/15/21	1,225	1,427
	Service Corp. International	5.375%	1/15/22	905	941
[3]	ServiceMaster Co. LLC	5.125%	11/15/24	1,770	1,797
[3]	Shea Homes LP / Shea Homes
	Funding Corp.	5.875%	4/1/23	450	439
[3]	Shea Homes LP / Shea Homes
	Funding Corp.	6.125%	4/1/25	450	435
	Toll Brothers Finance Corp.	4.875%	11/15/25	295	290
	William Lyon Homes Inc.	7.000%	8/15/22	445	461
	Wynn Las Vegas LLC / Wynn Las
	Vegas Capital Corp.	5.375%	3/15/22	4,121	4,214
[3]	ZF North America Capital Inc.	4.500%	4/29/22	470	485
[3]	ZF North America Capital Inc.	4.750%	4/29/25	1,725	1,753

	Consumer Noncyclical (11.2%)
	Alere Inc.	6.500%	6/15/20	481	475
[3]	Alere Inc.	6.375%	7/1/23	1,135	1,125
	Aramark Services Inc.	5.125%	1/15/24	395	407
[3]	Aramark Services Inc.	5.125%	1/15/24	580	597
[3]	Aramark Services Inc.	4.750%	6/1/26	580	574
[3]	Capsugel SA	7.000%	5/15/19	1,155	1,164
	CHS/Community Health Systems Inc.	7.125%	7/15/20	1,060	806
	CHS/Community Health Systems Inc.	5.125%	8/1/21	525	486
	CHS/Community Health Systems Inc.	6.875%	2/1/22	5,455	3,791
[3,6] Endo Finance LLC / Endo Finco Inc.		6.500%	2/1/25	2,845	2,372
[3]	Endo Finance LLC / Endo Ltd. / Endo
	Finco Inc.	6.000%	7/15/23	2,515	2,204
[3]	Envision Healthcare Corp.	5.125%	7/1/22	2,806	2,820
	Envision Healthcare Corp.	5.625%	7/15/22	2,645	2,728
	Grifols Worldwide Operations Ltd.	5.250%	4/1/22	996	1,031
	HCA Holdings Inc.	6.250%	2/15/21	1,020	1,098
	HCA Inc.	6.500%	2/15/20	3,875	4,233
	HCA Inc.	5.875%	3/15/22	1,850	1,993
	HCA Inc.	4.750%	5/1/23	2,100	2,150
	HCA Inc.	5.875%	5/1/23	300	319
	HCA Inc.	5.375%	2/1/25	505	506
	HCA Inc.	5.250%	4/15/25	1,500	1,562
	HCA Inc.	7.690%	6/15/25	130	142
	HCA Inc.	5.875%	2/15/26	1,900	1,950
	HCA Inc.	5.250%	6/15/26	975	1,008
[3]	inVentiv Group Holdings Inc/inVentiv
	Health Inc/inVentiv Health Clinical Inc.	7.500%	10/1/24	795	835
[3]	Kinetic Concepts Inc / KCI USA Inc.	7.875%	2/15/21	1,570	1,703
[3]	Lamb Weston Holdings Inc.	4.625%	11/1/24	1,040	1,043
[3]	Lamb Weston Holdings Inc.	4.875%	11/1/26	1,040	1,028
[6,7] Lands’ End, Inc. Bank Loan		4.250%	3/12/21	3,092	2,304
[3]	LifePoint Health Inc.	5.375%	5/1/24	806	788
[3]	MEDNAX Inc.	5.250%	12/1/23	580	598
[3]	MPH Acquisition Holdings LLC	7.125%	6/1/24	1,590	1,666
[3]	Post Holdings Inc.	5.000%	8/15/26	2,915	2,798
[3]	Quintiles Transnational Holdings Inc.	4.875%	5/15/23	750	762
	Revlon Consumer Products Corp.	5.750%	2/15/21	570	574
	Revlon Consumer Products Corp.	6.250%	8/1/24	1,880	1,892
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.250%	9/7/23	88	88
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.250%	9/7/23	88	88
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.250%	9/7/23	88	88
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.250%	9/7/23	88	88
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.250%	9/7/23	88	89
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.270%	9/7/23	88	89
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.307%	9/7/23	88	89

7

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[6,7] Revlon Consumer Products Corp.
	Bank Loan	4.435%	9/7/23	176	177
[3]	Sterigenics-Nordion Holdings LLC	6.500%	5/15/23	1,915	1,948
	Tempur Sealy International Inc.	5.625%	10/15/23	375	387
	Tenet Healthcare Corp.	5.000%	3/1/19	1,560	1,521
	Tenet Healthcare Corp.	5.500%	3/1/19	785	771
	Tenet Healthcare Corp.	4.750%	6/1/20	835	841
	Tenet Healthcare Corp.	4.500%	4/1/21	932	930
	Tenet Healthcare Corp.	4.375%	10/1/21	3,520	3,489
[3]	Tenet Healthcare Corp.	7.500%	1/1/22	265	277
	Tenet Healthcare Corp.	8.125%	4/1/22	2,830	2,667
	THC Escrow Corp. II	6.750%	6/15/23	595	524
[3]	Valeant Pharmaceuticals International	6.375%	10/15/20	650	557
[3]	Valeant Pharmaceuticals International
	Inc.	6.750%	8/15/18	435	412
[3]	Valeant Pharmaceuticals International
	Inc.	5.375%	3/15/20	2,445	2,066
[3]	Vizient Inc.	10.375%	3/1/24	1,225	1,378

	Energy (11.2%)
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	7.000%	5/20/22	501	527
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.625%	5/20/24	1,395	1,426
	AmeriGas Finance LLC / AmeriGas
	Finance Corp.	5.875%	8/20/26	1,395	1,416
	AmeriGas Partners LP / AmeriGas
	Finance Corp.	5.500%	5/20/25	620	629
	Anadarko Petroleum Corp.	5.550%	3/15/26	145	162
	Anadarko Petroleum Corp.	6.200%	3/15/40	731	838
	Anadarko Petroleum Corp.	6.600%	3/15/46	240	296
	Antero Resources Corp.	5.125%	12/1/22	1,445	1,458
	Concho Resources Inc.	6.500%	1/15/22	745	769
	Concho Resources Inc.	5.500%	10/1/22	2,440	2,528
	Concho Resources Inc.	5.500%	4/1/23	1,150	1,189
	Continental Resources Inc.	5.000%	9/15/22	3,354	3,354
	Continental Resources Inc.	4.500%	4/15/23	1,680	1,642
	Continental Resources Inc.	3.800%	6/1/24	505	467
	Continental Resources Inc.	4.900%	6/1/44	706	600
[3]	DCP Midstream LLC	9.750%	3/15/19	450	503
[3]	DCP Midstream LLC	5.350%	3/15/20	335	348
	DCP Midstream Operating LP	2.700%	4/1/19	600	594
	DCP Midstream Operating LP	4.950%	4/1/22	1,436	1,465
	DCP Midstream Operating LP	3.875%	3/15/23	325	312
	DCP Midstream Operating LP	5.600%	4/1/44	875	796
[3]	Diamondback Energy Inc.	4.750%	11/1/24	175	172
[3]	Diamondback Energy Inc.	5.375%	5/31/25	1,430	1,437
	Energy Transfer Equity LP	7.500%	10/15/20	2,460	2,737
	Energy Transfer Equity LP	5.500%	6/1/27	2,430	2,369
	Ferrellgas LP / Ferrellgas Finance Corp.	6.500%	5/1/21	2,303	2,280
	Kerr-McGee Corp.	6.950%	7/1/24	985	1,167
	Kinder Morgan Inc.	7.750%	1/15/32	740	907
	Laredo Petroleum Inc.	5.625%	1/15/22	1,555	1,553
	Laredo Petroleum Inc.	7.375%	5/1/22	550	570
	Laredo Petroleum Inc.	6.250%	3/15/23	1,965	2,009
	Marathon Oil Corp.	3.850%	6/1/25	1,190	1,148
	Marathon Oil Corp.	6.800%	3/15/32	250	276
	Marathon Oil Corp.	6.600%	10/1/37	300	326
	Marathon Oil Corp.	5.200%	6/1/45	395	371
	Matador Resources Co.	6.875%	4/15/23	1,420	1,495
[3]	Matador Resources Co.	6.875%	4/15/23	470	495
[3]	MEG Energy Corp.	6.500%	3/15/21	496	456
[3]	MEG Energy Corp.	6.375%	1/30/23	850	748
[3]	MEG Energy Corp.	7.000%	3/31/24	1,439	1,288
	MPLX LP	4.875%	12/1/24	1,410	1,442
	MPLX LP	4.875%	6/1/25	2,685	2,752
	Newfield Exploration Co.	5.625%	7/1/24	600	626
[3]	Parsley Energy LLC / Parsley Finance
	Corp.	5.375%	1/15/25	815	815

	QEP Resources Inc.	6.800%	3/1/20	220	230
	QEP Resources Inc.	6.875%	3/1/21	460	489
	QEP Resources Inc.	5.375%	10/1/22	235	236
	QEP Resources Inc.	5.250%	5/1/23	450	451
	Rice Energy Inc.	7.250%	5/1/23	1,040	1,102
[3]	RSP Permian Inc.	5.250%	1/15/25	350	352
[3]	Sabine Pass Liquefaction LLC	5.875%	6/30/26	1,255	1,351
	SM Energy Co.	6.500%	11/15/21	100	102
	SM Energy Co.	6.125%	11/15/22	935	947
	SM Energy Co.	6.500%	1/1/23	75	76
	SM Energy Co.	5.000%	1/15/24	1,994	1,879
	SM Energy Co.	5.625%	6/1/25	496	479
	SM Energy Co.	6.750%	9/15/26	305	313
[3]	Southern Star Central Corp.	5.125%	7/15/22	480	485
	Tesoro Corp.	5.125%	4/1/24	996	1,013
[3]	Tesoro Corp.	5.125%	12/15/26	665	670
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	5.500%	10/15/19	165	174
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	6.250%	10/15/22	1,120	1,184
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	6.375%	5/1/24	770	824
	Tesoro Logistics LP / Tesoro Logistics
	Finance Corp.	5.250%	1/15/25	245	249
	Williams Cos. Inc.	7.875%	9/1/21	510	584
	Williams Cos. Inc.	3.700%	1/15/23	1,225	1,184
	Williams Cos. Inc.	4.550%	6/24/24	681	682
	Williams Cos. Inc.	5.750%	6/24/44	795	770
	WPX Energy Inc.	6.000%	1/15/22	2,106	2,159
	WPX Energy Inc.	5.250%	9/15/24	3,104	3,003

	Technology (8.3%)
	Alcatel-Lucent USA Inc.	6.500%	1/15/28	1,355	1,416
	Alcatel-Lucent USA Inc.	6.450%	3/15/29	2,500	2,606
[3]	Camelot Finance SA	7.875%	10/15/24	1,170	1,212
	CDW LLC / CDW Finance Corp.	6.000%	8/15/22	3,865	4,097
	CDW LLC / CDW Finance Corp.	5.000%	9/1/23	730	734
	CDW LLC / CDW Finance Corp.	5.500%	12/1/24	485	499
	Equinix Inc.	5.375%	4/1/23	680	707
[3]	First Data Corp.	5.375%	8/15/23	2,265	2,339
[3]	First Data Corp.	7.000%	12/1/23	5,565	5,948
[3]	First Data Corp.	5.000%	1/15/24	1,500	1,506
[3]	First Data Corp.	5.750%	1/15/24	3,751	3,854
[3]	IMS Health Inc.	5.000%	10/15/26	1,130	1,131
	Infor US Inc.	6.500%	5/15/22	3,060	3,190
[3,9] Iron Mountain Europe plc		6.125%	9/15/22	755	991
	Iron Mountain Inc.	5.750%	8/15/24	825	848
[3]	MSCI Inc.	5.250%	11/15/24	395	412
[3]	MSCI Inc.	5.750%	8/15/25	1,560	1,654
[3]	MSCI Inc.	4.750%	8/1/26	510	507
	NCR Corp.	4.625%	2/15/21	2,375	2,411
	NCR Corp.	5.875%	12/15/21	145	152
	NCR Corp.	5.000%	7/15/22	600	601
	NCR Corp.	6.375%	12/15/23	455	488
	Nokia Oyj	6.625%	5/15/39	2,250	2,379
[3]	NXP BV / NXP Funding LLC	3.750%	6/1/18	1,190	1,208
[3]	NXP BV / NXP Funding LLC	4.125%	6/15/20	545	564
[3]	NXP BV / NXP Funding LLC	4.625%	6/15/22	1,080	1,137
[3]	NXP BV / NXP Funding LLC	3.875%	9/1/22	1,355	1,374
[3]	NXP BV / NXP Funding LLC	5.750%	3/15/23	255	269
[3]	NXP BV / NXP Funding LLC	4.625%	6/1/23	1,035	1,087
[3]	Open Text Corp.	5.625%	1/15/23	1,055	1,097
[3]	Open Text Corp.	5.875%	6/1/26	870	910
[3]	Sensata Technologies BV	5.625%	11/1/24	575	608
[3]	Sensata Technologies BV	5.000%	10/1/25	1,610	1,572
[3]	Sensata Technologies UK Financing
	Co. plc	6.250%	2/15/26	1,520	1,583
	SS&C Technologies Holdings Inc.	5.875%	7/15/23	890	922

8

Vanguard High Yield Bond Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Transportation (1.8%)
[3]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.125%	6/1/22	1,876	1,839
	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	5.500%	4/1/23	2,028	1,987
[3]	Avis Budget Car Rental LLC / Avis
	Budget Finance Inc.	6.375%	4/1/24	580	577
[2]	Continental Airlines 2007-1 Class B
	Pass Through Trust	6.903%	4/19/22	291	305
	Hertz Corp.	4.250%	4/1/18	390	389
	Hertz Corp.	6.750%	4/15/19	720	718
	Hertz Corp.	5.875%	10/15/20	1,330	1,297
	Hertz Corp.	7.375%	1/15/21	2,230	2,224
[3]	Hertz Corp.	5.500%	10/15/24	2,090	1,811
					503,095
Utilities (2.9%)
	Electric (2.9%)
	AES Corp.	8.000%	6/1/20	815	947
	AES Corp.	4.875%	5/15/23	600	594
	AES Corp.	5.500%	3/15/24	3,706	3,762
	Calpine Corp.	5.375%	1/15/23	1,025	1,002
[3]	Calpine Corp.	5.875%	1/15/24	285	298
	Calpine Corp.	5.750%	1/15/25	4,580	4,431
	GenOn Energy Inc.	7.875%	6/15/17	575	411
	GenOn Energy Inc.	9.500%	10/15/18	1,800	1,274
	GenOn Energy Inc.	9.875%	10/15/20	745	508
	NRG Energy Inc.	7.875%	5/15/21	44	46
	NRG Energy Inc.	6.250%	7/15/22	1,544	1,550
	NRG Energy Inc.	6.625%	3/15/23	300	302
	NRG Energy Inc.	6.250%	5/1/24	1,416	1,391
[3]	NRG Energy Inc.	7.250%	5/15/26	1,425	1,421
					17,937
Total Corporate Bonds (Cost $575,132)					584,424

				Shares
Other (0.0%)
*	MediaNews Group Inc.
	Warrants Exp. 03/19/2017 (Cost $777)			2,084	20
Temporary Cash Investment (4.3%)
Repurchase Agreement (4.3%)
	Bank of America Securities, LLC
	(Dated 12/30/16, Repurchase Value
	$26,701,000, collateralized by
	Government National Mortgage
	Assn. 1.695%–5.616%,
	7/20/46–11/20/66, with a value
	of $27,234,000) (Cost $26,700)	0.480%	1/3/17	26,700	26,700
Total Investments (99.1%) (Cost $607,861)					616,396

Amount
($000)
Other Assets and Liabilities (0.9%)
Other Assets
Investment in Vanguard	46
Receivables for Accrued Income	9,184
Receivables for Capital Shares Issued	501
Other Assets	1,215
Total Other Assets	10,946
Liabilities
Payables for Investment Securities Purchased	(3,064)
Payables to Investment Advisor	(92)
Payables for Capital Shares Redeemed	(1,060)
Payables to Vanguard	(910)
Other Liabilities	(47)
Total Liabilities	(5,173)
Net Assets (100%)
Applicable to 77,846,594 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	622,169
Net Asset Value Per Share	$7.99

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	594,923
Undistributed Net Investment Income	30,520
Accumulated Net Realized Losses	(11,793)
Unrealized Appreciation (Depreciation)
Investment Securities	8,535
Swap Contracts	25
Forward Currency Contracts	(39)
Foreign Currencies	(2)
Net Assets	622,169

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
1 Securities with a value of $175,000 have been segregated as initial margin for open cleared swap contracts.
2 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,
2016, the aggregate value of these securities was $217,725,000, representing 35.0% of net assets.
4 Security made only partial principal and/or interest payments during the period ended December 31, 2016.
5 Face amount denominated in euro.
6 Adjustable-rate security.
7 Security is a senior, secured, high-yield floating-rate loan. These loans are debt obligations issued by public and private companies and are comparable to high-yield bonds from a ratings and leverage perspective.
At December 31, 2016, the aggregate value of these securities was $13,941,000, representing 2.2% of net assets.
8 Security purchased on a when-issued or delayed-delivery basis for which the fund has not taken delivery as of December 31, 2016.
9 Face amount denominated in British pounds.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard High Yield Bond Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends	73
Interest	32,343
Total Income	32,416
Expenses
Investment Advisory Fees—Note B	340
The Vanguard Group—Note C
Management and Administrative	1,060
Marketing and Distribution	110
Custodian Fees	25
Auditing Fees	37
Shareholders’ Reports	14
Trustees’ Fees and Expenses	1
Total Expenses	1,587
Net Investment Income	30,829
Realized Net Gain (Loss)
Investment Securities Sold	(11,477)
Swap Contracts	199
Foreign Currencies and
Forward Currency Contracts	496
Realized Net Gain (Loss)	(10,782)
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	40,249
Swap Contracts	76
Foreign Currencies and
Forward Currency Contracts	(104)
Change in Unrealized Appreciation
(Depreciation)	40,221
Net Increase (Decrease) in Net Assets
Resulting from Operations	60,268

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,829	29,362
Realized Net Gain (Loss)	(10,782)	(254)
Change in Unrealized Appreciation (Depreciation)	40,221	(37,925)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,268	(8,817)
Distributions
Net Investment Income	(29,106)	(27,866)
Realized Capital Gain[1]	—	(856)
Total Distributions	(29,106)	(28,722)
Capital Share Transactions
Issued	127,974	98,465
Issued in Lieu of Cash Distributions	29,106	28,722
Redeemed	(86,704)	(102,606)
Net Increase (Decrease) from Capital Share Transactions	70,376	24,581
Total Increase (Decrease)	101,538	(12,958)
Net Assets
Beginning of Period	520,631	533,589
End of Period[2]	622,169	520,631
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $30,520,000 and $28,155,000.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard High Yield Bond Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.59	$8.14	$8.24	$8.33	$7.72
Investment Operations
Net Investment Income	.397	.427	.416	.458	.420
Net Realized and Unrealized Gain (Loss)
on Investments	.426	(.541)	(.061)	(.108)	.641
Total from Investment Operations	.823	(.114)	.355	.350	1.061
Distributions
Dividends from Net Investment Income	(.423)	(.423)	(.455)	(.440)	(.451)
Distributions from Realized Capital Gains	—	(.013)	—	—	—
Total Distributions	(.423)	(.436)	(.455)	(.440)	(.451)
Net Asset Value, End of Period	$7.99	$7.59	$8.14	$8.24	$8.33

Total Return	11.35%	-1.58%	4.40%	4.35%	14.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$622	$521	$534	$509	$546
Ratio of Total Expenses to Average Net Assets	0.28%	0.28%	0.29%	0.29%	0.29%
Ratio of Net Investment Income to
Average Net Assets	5.44%	5.41%	5.24%	5.51%	6.10%
Portfolio Turnover Rate	27%	38%	35%	37%	29%

Notes to Financial Statements

Vanguard High Yield Bond Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

11

Vanguard High Yield Bond Portfolio

3. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2016, the portfolio’s average investment in forward currency contracts represented 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of

12

Vanguard High Yield Bond Portfolio

prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2016, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented less than 1% and 0% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

13

Vanguard High Yield Bond Portfolio

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company llp provides investment advisory services to the portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended December 31, 2016, the investment advisory fee represented an effective annual rate of 0.06% of the portfolio’s average net assets.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $46,000, representing 0.01% of the portfolio’s net assets and 0.02% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	5,252	—
Corporate Bonds	—	584,424	—
Other	—	—	20
Temporary Cash Investments	—	26,700	—
Forward Currency Contracts—Assets	—	4	—
Forward Currency Contracts—Liabilities	—	(43)	—
Swap Contracts—Assets[1]	5	—	—
Swap Contracts—Liabilities[1]	(3)	—	—
Total	2	616,337	20
1 Represents variation margin on the last day of the reporting period.

E. At December 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	4	5	9
Other Liabilities	(43)	(3)	(46)

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Vanguard High Yield Bond Portfolio

	Foreign
	Exchange	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Forward Currency Contracts	498	—	498
Swap Contracts	—	199	199
Realized Net Gain (Loss) on Derivatives	498	199	697

Change in Unrealized Appreciation (Depreciation) on Derivatives
Forward Currency Contracts	(103)	—	(103)
Swap Contracts	—	76	76
Change in Unrealized Appreciation (Depreciation) on Derivatives	(103)	76	(27)

At December 31, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	1/31/17	USD	4,923	EUR	4,710	(43)
Bank of America N.A	1/31/17	USD	955	GBP	771	4
						(39)
EUR—Euro.
GBP—British pound.
USD—U.S. dollar.

At December 31, 2016, the fund had the following open swap contracts:

Centrally Cleared Credit Default Swaps
			Remaining
			Up-Front	Periodic
			Premium	Premium	Unrealized
		Notional	Received	Received	Appreciation
	Termination	Amount	(Paid)	(Paid) (Depreciation)
Reference Entity	Date Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold
CDX-HY-S27-V1-5Y	12/20/21 ICE	2,885	—	5.000	25
ICE—Intercontinental Exchange.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2016, the portfolio realized net foreign currency gains of $538,000 (including gains and losses on forward currency contracts and the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized gains of $104,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

For tax purposes, at December 31, 2016, the portfolio had $31,122,000 of ordinary income available for distribution. The portfolio had available capital losses totaling $11,591,000 that may be carried forward indefinitely to offset future net capital gains.

15

Vanguard High Yield Bond Portfolio

At December 31, 2016, the cost of investment securities for tax purposes was $607,861,000. Net unrealized appreciation of investment securities for tax purposes was $8,535,000, consisting of unrealized gains of $19,712,000 on securities that had risen in value since their purchase and $11,177,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2016, the portfolio purchased $192,005,000 of investment securities and sold $134,651,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $0 and $4,060,000, respectively.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	16,586	12,410
Issued in Lieu of Cash Distributions	3,976	3,659
Redeemed	(11,309)	(13,025)
Net Increase (Decrease) in Shares Outstanding	9,253	3,044

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 55% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

16

Vanguard High Yield Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of High Yield Bond Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Bond Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Vanguard High Yield Bond Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Yield Bond Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,052.70	$1.44
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.73	1.42

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.28%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

18

Vanguard High Yield Bond Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard High Yield Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard High Yield Bond Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard High Yield Bond Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard High Yield Bond Portfolio is the licensing of the
Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard High Yield Bond Portfolio or any owners or purchasers of Vanguard High
Yield Bond Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard High Yield Bond Portfolio or the owners of Vanguard High Yield Bond Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard
High Yield Bond Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard High Yield Bond Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS
IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD HIGH YIELD BOND PORTFOLIO
OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER
USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS
INDICES, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG
BARCLAYS INDICES. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A
PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT
LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

19

Vanguard® International Portfolio

Advisors’ Report

For the year ended December 31, 2016, Vanguard International Portfolio returned 1.93%, behind the 4.50% return of its benchmark index but ahead of the 0.79% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

The portfolio is managed by two independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the next page. Both advisors have also prepared a discussion of the investment environment that existed during 2016 and its effect on the portfolio’s positioning. These reports were prepared on January 19, 2017.

Baillie Gifford Overseas Ltd.

Portfolio Managers:

James K. Anderson,
Head of Global Equities

Thomas Coutts,
Head of European Equities

The last 12 months have not been plain sailing, but as long-term investors, we aim to stick to a steady course. This is particularly important in more difficult times. Our core belief is that technological change is affecting more and more areas of the economy. We invest a substantial portion of the portfolio in the exceptional international companies at the forefront of innovation.

The political surprises of 2016 have had little direct impact on your portfolio. But they have revealed some fault lines that run across national borders. The sustainability of rising inequality within developed countries has been intensely debated in recent years. Globalization greatly helps developing countries, and over the past decade we have invested in many companies that have benefited from catch-up growth in these emerging markets.

However, globalization has also increased wage competition for the less fortunate workers in the Western world. To avoid instability that might threaten long-term investment success, action will be needed to support those most affected by the downsides of 21st-century progress.

We can play a small part ourselves by continuing to encourage companies to invest for the long term and providing capital to those with a chance of attaining successful and scalable innovation.

Several prominent companies we hold are growing strongly as a result of their investments over the preceding years. Tencent, Alibaba, and Baidu continue to lead the way in internet-based commerce in China. They are expanding beyond their core businesses and disrupting a range of industries, from retail to advertising, travel, and banking.

Tencent performed particularly strongly in 2016. We increased your holding in Alibaba and made a new investment in CTrip, China’s leading online travel service. Also in the technology area, your holding in chip designer ARM was taken over for a large premium by another holding, Softbank. Although this boosted returns in the short term, we were frustrated to be deprived of direct exposure to a company with such exciting potential.

Two of your health care companies performed well over 2016 and have the potential to improve this huge industry in different ways. Genmab, a Danish biotechnology firm that is developing antibody therapies for cancer, has delivered promising data in the trial of its treatment for multiple myeloma. Celltrion, a South Korean pharmaceutical company

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
International Portfolio	1.93%	2.66%
Spliced International Index[1]	4.50	-0.12
Variable Insurance International Funds Average[2]	0.79	0.99
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		International
	Portfolio[3]	Funds Average[4]
International Portfolio	0.40%	0.94%

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the International Portfolio’s expense ratio was 0.39%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard International Portfolio

offering generic versions of biological drugs, is expanding the markets in which it enjoys regulatory approval.

Our European bank holdings again performed weakly. Spain’s Banco Popular plunged as it raised capital from a weak position. We have reflected a worsened outlook by selling our holdings in Bank of Ireland, Unicredit, and Banco Santander. Continued low interest rates are hindering their profitability, and we have increasing concerns about the impact of technology on branch-based banks. Partly offsetting these sales, we have identified BBVA as making an impressive transition to digital banking and have taken a small holding in it.

We have sold food retailers BIM (Turkey) and Magnit (Russia), as the deteriorating political and economic situation in their countries is reducing their growth prospects. We have reinvested the proceeds in TAL Education, a Chinese K-12 after-school tutoring company; Pigeon, a Japanese consumer goods company expanding in Asia; and an increased holding in Dutch semiconductor leader ASML. We also recently added Mobileye, an Israeli company that is a leader in the exciting area of advanced driver assistance systems.

Schroder Investment Management
North America Inc.

Portfolio Manager:

Simon Webber, CFA

International equity markets navigated significant political change to make modest gains in 2016. As leading indicators began to signal a clear improvement in global growth, a long period in which defensive sectors outperformed gave way to cyclical and value leadership in the second half of the year.

Although we had prepared the portfolio for an improvement in more cyclical industries and an increase in bond yields, the extent of value’s outperformance and the performance of one or two holdings led to underperformance for the year as a whole.

The largest detractor was Indian telecommunications provider Idea Cellular, as a new entrant has increased pressure on the industry’s profitability. But Idea Cellular has good management, spectrum, and operations, and we expect prospective consolidation in the industry to crystallize the value of the company’s franchise.

A nascent recovery in Brazil, aided by new government reforms aimed at improving confidence and rebuilding national finances, has benefited the fund, particularly our positions in Brazilian drugstore chain Raia Drogasil and stock exchange BM&FBovespa. These two companies have demonstrated strong competitive advantages that have thrived throughout one of the most severe recessions in a major economy.

We continue to see market disruption and attractive opportunities among internet platforms and technology enablers, including Taiwan Semiconductor Manufacturing, which continued to deliver strong returns. Its scale and lead in manufacturing delivered market share gains despite a period of destocking and weakness in smartphone sales around the world.

Keyence and NAVER are further examples of disruptors we like. Keyence is rapidly growing by offering manufacturing businesses customized automation systems that use sensors and monitoring equipment to improve productivity. NAVER is dominant in online search and e-commerce within its home country of South Korea, and it more recently developed Line, which has become the main consumer messaging platform in Japan and Taiwan.

Increasing competition from disruptive technological solutions in outsourced business services was among factors weighing on U.K. outsourcing firm Capita during the second half of 2016. We concluded that its management was not addressing these shifting market dynamics assertively enough, so we sold the holding.

Our underrepresentation in the energy and materials sectors also proved a hindrance as oil and commodity prices continued to recover from near-historic lows. For commodity-related sectors, we remain

Vanguard International Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Baillie Gifford Overseas Ltd.	61	1,291	Uses a bottom-up, stock-driven approach to select
			stocks that it believes have above-average growth
			rates and trade at reasonable prices.
Schroder Investment	37	784	Uses fundamental research to identify high-quality
Management			companies in developed and emerging markets that
North America Inc.			it believes have above-average growth potential.
Cash Investments	2	56	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard International Portfolio

focused on companies with high-quality resources or whose management has demonstrated greater discipline in capital investment and cost-cutting; our positions in Statoil, BHP Billiton, and Royal Dutch Shell reflect this strategy.

We also added aluminum producer Norsk Hydro, as demand for aluminum continues to grow steadily and we saw a long period of China-induced overcapacity coming to an end in 2016.

The United Kingdom’s Brexit vote and Donald Trump’s election as U.S. president dominated market sentiment in 2016, and France’s presidential election in April looks likely to be a similarly defining event that will set the tone for the euro zone’s political direction this year.

With monetary policy around the world nearing the end of its long easing cycle, the focus will firmly remain on the policies of incoming governments to address employment and growth.

In such a transitory phase for global equity markets, we believe that companies that can prosper amid governmental change will thrive, and in the long run we could not be more confident that well-run companies that invest to drive growth and maintain a sustainable competitive advantage will outperform. We remain intensely focused on seeking out these companies.

3

Vanguard International Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
Comparative
	Portfolio	Index[1]
Number of Stocks	122	1,847
Turnover Rate	29%	—
Expense Ratio[2]	0.40%	—
Short-Term Reserves	0.6%	—

Volatility Measures
Portfolio Versus
Comparative Index[1]
R-Squared	0.93
Beta	1.06

Sector Diversification (% of equity exposure)
Comparative
	Portfolio	Index[1]
Consumer Discretionary	22.5%	11.5%
Consumer Staples	6.7	9.8
Energy	1.5	7.2
Financials	17.8	23.3
Health Care	9.3	8.1
Industrials	10.1	11.7
Information Technology	22.2	9.2
Materials	4.5	8.0
Other	1.3	0.0
Real Estate	0.0	3.3
Telecommunication Services	4.0	4.7
Utilities	0.1	3.2

Ten Largest Holdings[3] (% of total net assets)

Tencent Holdings Ltd.	Internet Software
	& Services	4.9%
Alibaba Group	Internet Software
Holding Ltd. ADR	& Services	3.8
AIA Group Ltd.	Life & Health
	Insurance	3.3
Industria de Diseno
Textil SA	Apparel Retail	3.3
Amazon.com Inc.	Internet & Direct
	Marketing Retail	3.2
ASML Holding NV	Semiconductor
	Equipment	3.1
Baidu Inc. ADR	Internet Software
	& Services	3.1
SoftBank Group Corp.	Wireless
	Telecommunication
	Services	2.1
Svenska Handelsbanken
AB Class A	Diversified Banks	1.8
Zalando SE	Internet & Direct
	Marketing Retail	1.8
Top Ten		30.4%

Allocation by Region

Market Diversification (% of equity exposure)
Comparative
	Portfolio[4]	Index[1]
Europe
Germany	10.4%	6.5%
United Kingdom	7.1	12.9
Sweden	5.7	2.0
Spain	5.3	2.2
France	5.0	7.2
Italy	3.7	1.5
Netherlands	3.3	2.3
Denmark	3.1	1.2
Switzerland	3.0	6.1
Norway	1.4	0.5
Other European Markets	0.9	2.0
Subtotal	48.9%	44.4%
Pacific
Japan	12.8%	16.9%
Hong Kong	4.6	2.3
South Korea	2.2	3.3
Other Pacific Markets	0.8	6.2
Subtotal	20.4%	28.7%
Emerging Markets
China	14.4%	6.0%
India	2.2	1.9
Taiwan	1.1	2.8
Brazil	1.0	1.7
Other Emerging Markets	1.4	6.7
Subtotal	20.1%	19.1%
North America
United States	6.9%	0.0%
Canada	2.0	7.1
Subtotal	8.9%	7.1%
Middle East
Israel	1.7%	0.5%
Other	0.0%	0.2%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI All Country World Index ex USA.
2 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the International Portfolio’s expense ratio was 0.39%.
3 The holdings listed exclude any temporary cash investments and equity index products.
4 Market percentages exclude currency contracts held by the portfolio.

4

Vanguard International Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
International Portfolio	1.93%	7.07%	2.66%	$13,001
Spliced International Index[1]	4.50	5.00	-0.12	9,879
Variable Insurance International
Funds Average[2]	0.79	6.04	0.99	11,031
MSCI All Country World Index ex USA	4.50	5.00	0.96	11,005

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 MSCI EAFE Index through May 31, 2010; MSCI All Country World Index ex USA thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

5

Vanguard International Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.0%)[1]
Australia (0.4%)
Brambles Ltd.	965,494	8,616

Belgium (0.2%)
Umicore SA	69,641	3,962

Brazil (1.0%)
Raia Drogasil SA	377,286	7,087
BM&FBovespa SA - Bolsa
de Valores Mercadorias
e Futuros	1,347,600	6,818
Telefonica Brasil SA
Preference Shares	487,900	6,593
		20,498
Canada (1.9%)
Toronto-Dominion Bank	531,310	26,205
Canadian Pacific
Railway Ltd.	66,054	9,424
Goldcorp Inc.	416,545	5,671
		41,300
China (14.3%)
Tencent Holdings Ltd.	4,317,400	104,684
* Alibaba Group Holding
Ltd. ADR	917,993	80,609
* Baidu Inc. ADR	403,200	66,290
* Ctrip.com International
Ltd. ADR	610,596	24,424
* New Oriental Education
& Technology Group Inc.
ADR	304,665	12,826
* TAL Education Group ADR	116,073	8,143
China Pacific Insurance
Group Co. Ltd.	2,326,800	8,055
		305,031
Denmark (3.0%)
* Genmab A/S	207,128	34,311
Novozymes A/S	338,400	11,645
Chr Hansen Holding A/S	163,100	9,020
Novo Nordisk A/S Class B	166,939	5,989
Vestas Wind Systems A/S	55,064	3,566
		64,531
France (4.6%)
L’Oreal SA	142,580	25,987
Kering	89,975	20,182
Danone SA	275,910	17,459
Schneider Electric SE	244,328	16,973
Essilor International SA	147,637	16,658
		97,259
Germany (9.9%)
*,2 Zalando SE	1,013,535	38,610
BASF SE	331,477	30,720
SAP SE	262,230	22,684
Bayerische Motoren
Werke AG	218,745	20,373
Deutsche Telekom AG	828,942	14,222
Continental AG	68,908	13,276
Bayer AG	118,751	12,372

HeidelbergCement AG	116,760	10,868
Fresenius Medical Care
AG & Co. KGaA	122,911	10,389
GEA Group AG	233,298	9,362
adidas AG	36,738	5,794
*,^,2 Rocket Internet SE	278,557	5,589
*,3 HOME 24AG	2,691	5,076
*,3 HELLOFRESH	286,769	4,866
*,^ MorphoSys AG	67,732	3,466
*,3 CureVac GmbH	1,452	3,263
AIXTRON SE	274,000	892
		211,822
Hong Kong (4.6%)
AIA Group Ltd.	12,711,200	71,206
Jardine Matheson
Holdings Ltd.	254,951	14,068
Hong Kong Exchanges
& Clearing Ltd.	490,260	11,530
		96,804
India (2.2%)
Housing Development
Finance Corp. Ltd.	810,964	15,040
HDFC Bank Ltd.	652,706	11,573
Zee Entertainment
Enterprises Ltd.	1,238,546	8,244
Idea Cellular Ltd.	3,593,996	3,919
*,3 ANI Technologies	19,170	3,533
*,2,3 Flipkart G Series	37,575	2,582
*,2,3 Flipkart H Series	16,044	1,247
		46,138
Indonesia (0.3%)
Bank Mandiri Persero
Tbk PT	8,374,700	7,168

Ireland (0.3%)
Kerry Group plc Class A	100,301	7,165

Israel (1.6%)
* Check Point Software
Technologies Ltd.	279,723	23,625
* Mobileye NV	294,035	11,209
		34,834
Italy (3.7%)
Ferrari NV	519,887	30,268
Fiat Chrysler
Automobiles NV	2,323,839	21,140
EXOR NV	331,840	14,271
Intesa Sanpaolo SPA
(Registered)	4,749,613	12,032
		77,711
Japan (12.0%)
SoftBank Group Corp.	666,100	44,079
SMC Corp.	138,500	32,953
M3 Inc.	1,308,600	32,899
Bridgestone Corp.	542,400	19,516
* Rakuten Inc.	1,732,600	16,976
Sumitomo Mitsui
Financial Group Inc.	437,600	16,665

Sekisui Chemical Co. Ltd.	764,000	12,162
Kubota Corp.	818,500	11,664
KDDI Corp.	456,200	11,520
ORIX Corp.	724,100	11,270
Pigeon Corp.	319,600	8,149
Suntory Beverage
& Food Ltd.	189,600	7,854
Keyence Corp.	11,400	7,800
Recruit Holdings Co. Ltd.	185,900	7,450
Suzuki Motor Corp.	192,300	6,751
SBI Holdings Inc.	477,700	6,070
Fuji Heavy Industries Ltd.	65,900	2,685
		256,463
Luxembourg (0.3%)
*,3 SPOTIFY TECHNOLOGY SA 2,961		6,599

Mexico (0.3%)
Grupo Financiero Banorte
SAB de CV	1,381,363	6,817

Netherlands (3.2%)
ASML Holding NV	597,081	66,915

Norway (1.4%)
Statoil ASA	617,649	11,273
DNB ASA	442,549	6,570
Schibsted ASA Class A	214,063	4,899
Schibsted ASA Class B	214,063	4,531
Norsk Hydro ASA	629,829	3,006
		30,279
Other (0.6%)
[4] Vanguard FTSE All-World
ex-US ETF	298,796	13,201

Peru (0.1%)
Credicorp Ltd.	14,838	2,342

Portugal (0.3%)
Jeronimo Martins
SGPS SA	343,323	5,325

South Korea (2.1%)
NAVER Corp.	44,000	28,177
*,^ Celltrion Inc.	192,456	17,069
		45,246
Spain (5.1%)
Industria de Diseno
Textil SA	2,040,646	69,517
Banco Bilbao Vizcaya
Argentaria SA	3,663,953	24,691
*,^ Banco Popular Espanol SA 7,866,506		7,580
Distribuidora Internacional
de Alimentacion SA	1,347,136	6,607
		108,395
Sweden (5.6%)
Svenska Handelsbanken
AB Class A	2,808,511	38,899
Atlas Copco AB Class A	1,258,070	38,166
* Kinnevik AB	1,012,007	24,172
Assa Abloy AB Class B	633,192	11,716
^ Elekta AB Class B	668,047	5,898
		118,851
Switzerland (2.9%)
Nestle SA	352,146	25,227
Roche Holding AG	71,085	16,204
Cie Financiere
Richemont SA	184,483	12,193
Lonza Group AG	46,336	8,008
		61,632

6

Vanguard International Portfolio

		Market
		Value•
	Shares	($000)
Taiwan (1.1%)
Taiwan Semiconductor
Manufacturing Co. Ltd.	4,057,000	22,724

Thailand (0.4%)
Kasikornbank PCL	1,551,700	7,664

United Kingdom (6.8%)
Rolls-Royce Holdings plc	3,819,412	31,371
Royal Dutch Shell plc
Class A	645,545	17,608
BHP Billiton plc	1,021,828	16,271
Burberry Group plc	861,317	15,873
Diageo plc	517,407	13,427
Reckitt Benckiser
Group plc	138,598	11,740
Aggreko plc	729,423	8,234
Aviva plc	1,355,080	8,072
Lloyds Banking
Group plc	10,191,482	7,826
Barclays plc	2,200,021	6,038
*,^ Ocado Group plc	1,403,300	4,565
* Standard Chartered plc	553,457	4,513
		145,538
United States (6.8%)
* Amazon.com Inc.	91,587	68,678
* Illumina Inc.	223,073	28,562
*,^ Tesla Motors Inc.	118,702	25,366
MercadoLibre Inc.	147,899	23,093
		145,699
Total Common Stocks
(Cost $1,878,388)		2,066,529
Preferred Stocks (0.7%)
*,3 Internet Plus
Holdings Ltd.	2,083,522	8,044
*,3 You & Mr. Jones	5,200,000	5,969
Total Preferred Stocks
(Cost $13,244)		14,013
Temporary Cash Investments (4.1%)[1]
Money Market Fund (3.7%)
[5,6] Vanguard Market
Liquidity Fund,
0.823%	792,849	79,293

	Face	Market
	Amount	Value•
	($000)	($000)
U.S. Government and Agency Obligations (0.4%)
[7,8,9] Federal Home Loan
Bank Discount Notes,
0.431%, 1/25/17	2,000	1,999
[8] United States Treasury
Bill, 0.327%, 1/19/17	100	100
[8,9] United States Treasury
Bill, 0.341%, 2/9/17	3,700	3,698
[9] United States Treasury
Bill, 0.577%–0.618%,
5/25/17	3,100	3,093
		8,890
Total Temporary Cash Investments
(Cost $88,184)		88,183
Total Investments (101.8%)
(Cost $1,979,816)		2,168,725

		Amount
		($000)
Other Assets and Liabilities (-1.8%)
Other Assets
Investment in Vanguard		160
Receivables for Investment Securities Sold 3,826
Receivables for Accrued Income		3,424
Receivables for Capital Shares Issued		1,340
Other Assets		286
Total Other Assets		9,036
Liabilities
Payables for Investment Securities
Purchased		(5,249)
Collateral for Securities on Loan		(33,963)
Payables to Investment Advisor		(844)
Payables for Capital Shares Redeemed		(2,531)
Payables to Vanguard		(3,271)
Other Liabilities		(906)
Total Liabilities		(46,764)
Net Assets (100%)
Applicable to 109,080,629 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,130,997
Net Asset Value Per Share		$19.54

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,900,181
Undistributed Net Investment Income	24,554
Accumulated Net Realized Gains	17,276
Unrealized Appreciation (Depreciation)
Investment Securities	188,909
Futures Contracts	1,235
Forward Currency Contracts	(848)
Foreign Currencies	(310)
Net Assets	2,130,997

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $32,644,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.9% and 2.2%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,
2016, the aggregate value of these securities was $48,028,000, representing 2.3% of net assets.
3 Restricted securities totaling $41,179,000, representing 1.9% of net assets.
4 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $33,963,000 of collateral received for securities on loan.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
8 Securities with a value of $2,617,000 have been segregated as initial margin for open futures contracts.
9 Securities with a value of $592,000 have been segregated as collateral for open forward currency contracts.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard International Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1,2]	35,314
Interest [2]	298
Securities Lending—Net	3,335
Total Income	38,947
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,271
Performance Adjustment	595
The Vanguard Group—Note C
Management and Administrative	3,692
Marketing and Distribution	438
Custodian Fees	381
Auditing Fees	45
Shareholders’ Reports	31
Trustees’ Fees and Expenses	4
Total Expenses	8,457
Net Investment Income	30,490
Realized Net Gain (Loss)
Investment Securities Sold [2]	15,314
Futures Contracts	3,576
Foreign Currencies and Forward
Currency Contracts	(2,811)
Realized Net Gain (Loss)	16,079
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	(3,026)
Futures Contracts	152
Foreign Currencies and Forward
Currency Contracts	(752)
Change in Unrealized Appreciation
(Depreciation)	(3,626)
Net Increase (Decrease) in Net Assets
Resulting from Operations	42,943
1 Dividends are net of foreign withholding taxes of $2,365,000.
2 Dividend income, interest income, and realized net gain (loss)
from affiliated companies of the portfolio were $391,000,
$267,000, and $12,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	30,490	32,077
Realized Net Gain (Loss)	16,079	35,970
Change in Unrealized Appreciation (Depreciation)	(3,626)	(96,855)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,943	(28,808)
Distributions
Net Investment Income	(31,437)	(42,431)
Realized Capital Gain	(36,602)	(34,854)
Total Distributions	(68,039)	(77,285)
Capital Share Transactions
Issued	175,160	430,123
Issued in Lieu of Cash Distributions	68,039	77,285
Redeemed	(340,210)	(350,922)
Net Increase (Decrease) from Capital Share Transactions	(97,011)	156,486
Total Increase (Decrease)	(122,107)	50,393
Net Assets
Beginning of Period	2,253,104	2,202,711
End of Period[1]	2,130,997	2,253,104
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $24,554,000 and $27,955,000.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard International Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.80	$20.63	$22.28	$18.35	$15.58
Investment Operations
Net Investment Income	. 271[1]	.278	.401[2]	.301	.324
Net Realized and Unrealized Gain (Loss)
on Investments	.075	(.394)	(1.736)	3.909	2.792
Total from Investment Operations	.346	(.116)	(1.335)	4.210	3.116
Distributions
Dividends from Net Investment Income	(.280)	(.392)	(.315)	(.280)	(.346)
Distributions from Realized Capital Gains	(.326)	(.322)	—	—	—
Total Distributions	(.606)	(.714)	(.315)	(.280)	(.346)
Net Asset Value, End of Period	$19.54	$19.80	$20.63	$22.28	$18.35

Total Return	1.93%	-0.77%	-6.05%	23.26%	20.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,131	$2,253	$2,203	$2,284	$1,754
Ratio of Total Expenses to Average Net Assets[3]	0.39%	0.40%	0.46%	0.47%	0.49%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.37%	1.89%[2]	1.63%	1.89%
Portfolio Turnover Rate	29%	23%	24%	22%	29%
1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.061 and 0.28%, respectively, resulting from income received from Vodafone Group plc in the form of cash and shares in Verizon Communications Inc. in February 2014.
3 Includes performance-based investment advisory fee increases (decreases) of 0.03%, 0.03%, 0.03%, 0.03%, and 0.04%.

Notes to Financial Statements

Vanguard International Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are

9

Vanguard International Portfolio

valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

The portfolio enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio’s average investment in forward currency contracts represented 2% of net assets, based on the average of notional amounts at each quarter-end during the period.

10

Vanguard International Portfolio

4. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The investment advisory firms Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Baillie Gifford Overseas Ltd. and Schroder Investment Management North America Inc. are subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years. Until June 2016, a portion of the portfolio was managed by M&G Investment Management Limited. The basic fee paid to M&G Investment Management Limited was subject to quarterly adjustments based on performance relative to the MSCI All Country World Index ex USA for the preceding three years.

Vanguard manages the cash reserves of the portfolio as described below.

For the year ended December 31, 2016, the aggregate investment advisory fee represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, before an increase of $595,000 (0.03%) based on performance.

11

Vanguard International Portfolio

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $160,000, representing 0.01% of the portfolio’s net assets and 0.06% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—North and South America	196,158	20,498	—
Common Stocks—Other	240,327	1,582,380	27,166
Preferred Stocks	—	—	14,013
Temporary Cash Investments	79,293	8,890	—
Futures Contracts—Assets[1]	241	—	—
Futures Contracts—Liabilities[1]	(57)	—	—
Forward Currency Contracts—Liabilities	—	(848)	—
Total	515,962	1,610,920	41,179
1 Represents variation margin on the last day of the reporting period.

The following table summarizes changes in investments valued based on Level 3 inputs during the year ended December 31, 2016. Transfers into or out of Level 3 are recognized based on values as of the date of transfer.

	Investments in	Investments in
	Common Stocks	Preferred Stocks
Amount Valued Based on Level 3 Inputs	($000)	($000)
Balance as of December 31, 2015	42,674	13,242
Purchases	39	—
Sales	(7,578)	—
Net Realized Gain (Loss)	1,301	—
Change in Unrealized Appreciation (Depreciation)	(9,270)	771
Balance as of December 31, 2016	27,166	14,013

The determination of Level 3 fair value measurements is governed by documented policies and procedures adopted by the board of trustees. The board has designated a pricing review committee, as an agent of the board, to ensure the timely analysis and valuation of Level 3 securities held by the portfolio’s in accordance with established policies and procedures. The pricing review committee employs various methods for calibrating valuation approaches, including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity. All valuation decisions made by the pricing review committee are reported to the board on a quarterly basis for review and ratification. The board reviews the adequacy of the fair value measurement policies and procedures in place on an annual basis.

12

Vanguard International Portfolio

The following table provides quantitative information about the significant unobservable inputs used in fair value measurement as of December 31, 2016:

	Fair Value
Security Type	($000)	Valuation Technique	Unobservable Input	Amount
Common Stocks	27,166	Market Approach	Purchase Price	$2,247.268
			Purchase Price	2,228.610
			Recent Market Transaction	1,886.113
			Recent Market Transaction	184.294
			Discounted Purchase Price	77.720
			Discounted Recent
			Market Transaction	68.730
			Recent Market Transaction	16.969
Preferred Stocks	14,013	Market Approach	Recent Market Transaction	3.861
			Valuation of Underlying Holdings	1.148

Significant increases or decreases in the significant unobservable inputs used in the fair value measurement of the portfolio’s Level 3 securities, in isolation, could result in a significantly higher or lower fair value measurement.

E. At December 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	241	—	241
Other Liabilities	(57)	(848)	(905)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2016, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	3,576	—	3,576
Forward Currency Contracts	—	(357)	(357)
Realized Net Gain (Loss) on Derivatives	3,576	(357)	3,219

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	152	—	152
Forward Currency Contracts	—	(743)	(743)
Change in Unrealized Appreciation (Depreciation) on Derivatives	152	(743)	(591)

At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
Dow Jones EURO STOXX 50 Index	March 2017	604	20,991	651
Topix Index	March 2017	84	10,933	298
S&P ASX 200 Index	March 2017	82	8,359	200
FTSE 100 Index	March 2017	17	1,481	86
				1,235

Unrealized appreciation (depreciation) on open Dow Jones EURO STOXX 50 Index and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

13

Vanguard International Portfolio

At December 31, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Barclays Bank plc	3/22/17	EUR	16,750	USD	17,893	(187)
JPMorgan Chase Bank, N.A.	3/14/17	JPY	1,151,878	USD	10,158	(266)
Citibank, N.A.	3/21/17	AUD	9,804	USD	7,344	(283)
JPMorgan Chase Bank, N.A.	3/22/17	EUR	1,653	USD	1,768	(20)
The Toronto-Dominion Bank	3/22/17	GBP	882	USD	1,120	(31)
Citibank, N.A.	3/22/17	EUR	968	USD	1,026	(3)
Barclays Bank plc	3/14/17	JPY	91,470	USD	796	(11)
JPMorgan Chase Bank, N.A.	3/21/17	AUD	826	USD	614	(19)
Bank of America, N.A.	3/21/17	AUD	655	USD	490	(18)
Bank of America, N.A.	3/22/17	GBP	218	USD	277	(8)
Citibank, N.A.	3/22/17	GBP	68	USD	86	(2)
						(848)
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2016, the portfolio realized net foreign currency losses of $2,454,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at December 31, 2016, the portfolio had $28,147,000 of ordinary income and $17,309,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,980,489,000. Net unrealized appreciation of investment securities for tax purposes was $188,236,000, consisting of unrealized gains of $374,863,000 on securities that had risen in value since their purchase and $186,627,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2016, the portfolio purchased $613,694,000 of investment securities and sold $734,258,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	9,124	20,336
Issued in Lieu of Cash Distributions	3,688	3,671
Redeemed	(17,498)	(17,013)
Net Increase (Decrease) in Shares Outstanding	(4,686)	6,994

14

Vanguard International Portfolio

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 39% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

15

Vanguard International Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of International Portfolio:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of International Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
International Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $36,602,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

The portfolio designates to shareholders foreign source income of $30,579,000 and foreign taxes paid of $2,411,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

16

Vanguard International Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$1,035.51	$1.89
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.28	1.88

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

17

Vanguard® Mid-Cap Index Portfolio

U.S. stocks posted solid returns in 2016 as the economy continued to slowly grow, corporate earnings improved, and investors were optimistic later in the year that President-elect Trump’s policies would result in further economic expansion.

For the year ended December 31, 2016, Vanguard Mid-Cap Index Portfolio returned about 11%, in line with its benchmark index but more than 5 percentage points behind the average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A wide variety of sectors registered robust returns

Vanguard Mid-Cap Index Portfolio offers investors broad exposure to the hundreds of mid-capitalization stocks in the U.S. equity market. Stocks of every style and from every industry sector are represented. Over the year, small-cap stocks outpaced mid- and large-caps, and value stocks outperformed their growth counterparts.

Financial stocks lifted the portfolio as the anticipation of short-term interest rate hikes by the Federal Reserve, the improving economy, and the rising stock market contributed to the sector’s overall strength. Banks and insurance companies were leaders in the sector.

Another source of strength was technology. Communications equipment, hardware, semiconductor, and telecommunications equipment companies played large roles in the sector’s strong showing.

The rebound in oil prices helped oil and gas stocks to significant returns. Stocks in industrials, basic materials, and utilities also produced meaningful results. Returns were more modest for consumer goods and services companies.

Health care stocks, the only negative performer, stumbled as observers voiced concerns about rising health care costs and investors mulled the possibility that increased government regulation of prices could dim profits. Biotechnology companies and pharmaceuticals suffered the most.

Tight tracking prevailed during the previous decade

For the decade through December 31, 2016, the Mid-Cap Index Portfolio recorded an average annual return of 7.55%. This result tightly tracked the portfolio’s target index, which has no transaction costs or operating expenses, and exceeded the average annual return of its peers.

First and foremost, the portfolio’s objective is to track the index closely, and its success in doing so is a testament to the expertise and experience of the portfolio’s advisor, Vanguard Equity Index Group. This group of professionals uses well-honed portfolio construction and trading methodologies that have allowed Vanguard to provide effective index tracking regardless of the market’s volatility or direction. The portfolio has also benefited from its low costs, which help close the gap between the index’s results and your returns.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Mid-Cap Index Portfolio	11.11%	7.55%
Spliced Mid Cap Index[1]	11.25	7.70
Variable Insurance Mid-Cap Core Funds Average[2]	16.47	7.28
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Mid-Cap Core
	Portfolio[3]	Funds Average[4]
Mid-Cap Index Portfolio	0.19%	0.78%

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.19%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Mid-Cap Index Portfolio

Portfolio Profile

As of December 31, 2016

Portfolio Characteristics
		Target	Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	340	340	3,833
Median Market Cap $11.7B		$11.7B	$54.1B
Price/Earnings Ratio	26.3x	26.3x	24.4x
Price/Book Ratio	2.6x	2.6x	2.8x
Yield[3]	1.4%	1.6%	2.0%
Return on Equity	15.0%	14.8%	16.5%
Earnings Growth Rate	9.6%	9.6%	8.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	21%	—	—
Expense Ratio[4]	0.19%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Spliced Target Index[5]	Broad Index[2]
R-Squared	1.00	0.94
Beta	1.00	1.04

Sector Diversification (% of equity exposure)
		Target	Broad
	Portfolio	Index[1]	Index[2]
Basic Materials	4.3%	4.3%	2.6%
Consumer Goods	13.3	13.4	9.6
Consumer Services	11.7	11.7	13.1
Financials	22.3	22.2	20.8
Health Care	7.9	7.9	12.2
Industrials	16.6	16.6	12.9
Oil & Gas	5.2	5.2	6.9
Technology	12.3	12.3	16.4
Telecommunications	1.1	1.1	2.4
Utilities	5.3	5.3	3.1

Ten Largest Holdings[6] (% of total net assets)

Equinix Inc.	Specialty REITs	0.8%
Fiserv Inc.	Financial
	Administration	0.7
Electronic Arts Inc.	Toys	0.7
M&T Bank Corp.	Banks	0.7
Newell Brands Inc.	Durable Household
	Products	0.7
Amphenol Corp.	Electrical
	Components
	& Equipment	0.6
Edwards Lifesciences	Medical
Corp.	Supplies	0.6
KeyCorp	Banks	0.6
Western Digital Corp.	Computer Hardware	0.6
Concho Resources Inc.	Exploration
	& Production	0.6
Top Ten		6.6%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 CRSP US Mid Cap Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Mid-Cap Index Portfolio’s expense ratio was 0.19%.
5 Spliced Mid-Cap Index: MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
6 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard Mid-Cap Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Mid-Cap Index Portfolio	11.11%	14.22%	7.55%	$20,699
Spliced Mid-Cap Index[1]	11.25	14.42	7.70	20,995
Variable Insurance Mid-Cap Core
Funds Average[2]	16.47	13.94	7.28	20,199
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal Year Total Returns (%): December 31, 2006–December 31, 2016

1 MSCI US Mid Cap 450 Index through January 30, 2013; CRSP US Mid Cap Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Mid-Cap Index Portfolio

Financial Statements

Statement of Net Assets

As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)[1]
Basic Materials (4.3%)
	Newmont Mining Corp.	241,912	8,242
*	Freeport-McMoRan Inc.	558,673	7,369
	Celanese Corp. Class A	65,241	5,137
	Eastman Chemical Co.	63,611	4,784
	Mosaic Co.	159,549	4,680
	Albemarle Corp.	51,314	4,417
	International Flavors
	& Fragrances Inc.	32,633	3,845
	Arconic Inc.	199,802	3,704
	FMC Corp.	61,112	3,457
	CF Industries Holdings Inc.	106,330	3,347
	Ashland Global Holdings Inc.	28,314	3,095
	Avery Dennison Corp.	40,512	2,845
*	Axalta Coating Systems Ltd.	98,899	2,690
	Reliance Steel & Aluminum
	Co.	31,356	2,494
	WR Grace & Co.	31,916	2,159
*	Alcoa Corp.	41,467	1,164
	Westlake Chemical Corp.	17,702	991
			64,420
Consumer Goods (13.3%)
*	Electronic Arts Inc.	130,602	10,286
	Newell Brands Inc.	219,831	9,816
	Conagra Brands Inc.	199,535	7,892
	Molson Coors Brewing Co.
	Class B	79,574	7,743
	Dr Pepper Snapple Group
	Inc.	83,698	7,589
	Clorox Co.	58,697	7,045
	JM Smucker Co.	50,405	6,455
	Whirlpool Corp.	34,237	6,223
	Genuine Parts Co.	64,451	6,158
*	Mohawk Industries Inc.	28,737	5,738
	Church & Dwight Co. Inc.	118,052	5,217
	McCormick & Co. Inc.	52,292	4,880
	Harley-Davidson Inc.	80,710	4,709
	Bunge Ltd.	63,619	4,596
	Snap-on Inc.	26,421	4,525
	DR Horton Inc.	164,732	4,502
*	WhiteWave Foods Co.
	Class A	80,727	4,488
	Coach Inc.	127,939	4,481
	Mattel Inc.	155,985	4,297
	Lear Corp.	32,031	4,240
	Hormel Foods Corp.	120,608	4,198
	Delphi Automotive plc	61,710	4,156
	Tyson Foods Inc. Class A	66,206	4,084
*	LKQ Corp.	133,129	4,080
	Hasbro Inc.	51,269	3,988
	BorgWarner Inc.	97,182	3,833
	Lennar Corp. Class A	89,087	3,825
	Coty Inc. Class A	204,032	3,736
	Hanesbrands Inc.	172,415	3,719
	Harman International
	Industries Inc.	31,827	3,538
	Leucadia National Corp.	147,822	3,437

	PVH Corp.	36,547	3,298
*	Michael Kors Holdings Ltd.	71,155	3,058
*	Lululemon Athletica Inc.	43,578	2,832
*	NVR Inc.	1,643	2,742
*	WABCO Holdings Inc.	23,912	2,538
*	Lamb Weston Holdings Inc.	66,645	2,523
	PulteGroup Inc.	135,823	2,497
*,^ Under Armour Inc. Class A		83,970	2,439
	Ralph Lauren Corp. Class A	25,619	2,314
^	Polaris Industries Inc.	27,731	2,285
*	Under Armour Inc.	85,391	2,149
	Ingredion Inc.	16,508	2,063
*	Edgewell Personal Care Co.	26,375	1,925
	Goodyear Tire & Rubber Co.	59,510	1,837
^	Pilgrim’s Pride Corp.	22,822	433
	Lennar Corp. Class B	4,820	166
			198,573
Consumer Services (11.7%)
*	Dollar Tree Inc.	102,198	7,888
*	Ulta Salon Cosmetics &
	Fragrance Inc.	27,010	6,886
	Nielsen Holdings plc	163,148	6,844
	Royal Caribbean Cruises
	Ltd.	78,223	6,417
*	MGM Resorts International	222,086	6,403
	Expedia Inc.	56,318	6,380
	Ross Stores Inc.	90,376	5,929
*	CarMax Inc.	86,714	5,584
	Advance Auto Parts Inc.	31,944	5,402
	Best Buy Co. Inc.	123,131	5,254
	Macy’s Inc.	140,568	5,034
	Alaska Air Group Inc.	56,274	4,993
*	Chipotle Mexican Grill Inc.
	Class A	13,201	4,981
*	United Continental Holdings
	Inc.	62,500	4,555
	Tractor Supply Co.	59,869	4,539
	Whole Foods Market Inc.	145,230	4,467
	Tiffany & Co.	57,031	4,416
	Foot Locker Inc.	60,747	4,306
	Interpublic Group of Cos.
	Inc.	180,873	4,234
	Darden Restaurants Inc.	56,186	4,086
	Kohl’s Corp.	81,846	4,042
	Aramark	111,687	3,989
*	Liberty Interactive Corp.
	QVC Group Class A	189,438	3,785
	Wyndham Worldwide Corp.	49,095	3,749
	Signet Jewelers Ltd.	34,495	3,251
	Wynn Resorts Ltd.	37,042	3,204
*	Norwegian Cruise Line
	Holdings Ltd.	72,544	3,085
	FactSet Research Systems
	Inc.	18,155	2,967
	AmerisourceBergen Corp.
	Class A	37,658	2,944
*	Liberty Media Corp-Liberty
	SiriusXM Class C	81,425	2,762

*	Discovery Communications
	Inc.	101,576	2,720
	Staples Inc.	296,729	2,685
	Bed Bath & Beyond Inc.	66,043	2,684
	Nordstrom Inc.	55,509	2,661
	Scripps Networks
	Interactive Inc. Class A	36,987	2,640
	News Corp. Class A	228,753	2,622
*	TripAdvisor Inc.	51,658	2,395
	H&R Block Inc.	100,135	2,302
	Gap Inc.	100,124	2,247
*	Rite Aid Corp.	240,249	1,980
*	Discovery Communications
	Inc. Class A	69,092	1,894
	Williams-Sonoma Inc.	36,386	1,761
*	AutoNation Inc.	32,271	1,570
*	Liberty Media Corp-Liberty
	SiriusXM Class A	39,653	1,369
*	Hyatt Hotels Corp. Class A	12,230	676
			174,582
Financials (22.1%)
	Equinix Inc.	32,533	11,628
	M&T Bank Corp.	63,524	9,937
	KeyCorp	492,614	9,000
	Citizens Financial Group Inc.	233,286	8,312
	Hartford Financial Services
	Group Inc.	172,131	8,202
	Regions Financial Corp.	561,098	8,057
	Principal Financial Group
	Inc.	131,105	7,586
	Willis Towers Watson plc	59,239	7,244
	Digital Realty Trust Inc.	72,424	7,116
	Moody’s Corp.	74,080	6,984
	Essex Property Trust Inc.	29,866	6,944
	Lincoln National Corp.	104,096	6,898
	Realty Income Corp.	117,846	6,774
	Huntington Bancshares Inc.	494,418	6,536
	First Republic Bank	70,086	6,458
	Equifax Inc.	54,617	6,457
	Host Hotels & Resorts Inc.	337,715	6,363
*	IHS Markit Ltd.	163,714	5,797
	Invesco Ltd.	186,507	5,659
	AvalonBay Communities Inc.	31,302	5,545
*	Markel Corp.	6,063	5,484
	Cincinnati Financial Corp.	71,377	5,407
	Comerica Inc.	78,487	5,346
	Mid-America Apartment
	Communities Inc.	51,816	5,074
	SL Green Realty Corp.	46,265	4,976
*	Liberty Broadband Corp.	66,315	4,912
	Western Union Co.	220,888	4,798
	Federal Realty Investment
	Trust	32,758	4,655
	Unum Group	105,785	4,647
	Annaly Capital Management
	Inc.	465,127	4,637
	Kimco Realty Corp.	183,974	4,629
*	Arch Capital Group Ltd.	53,043	4,577

4

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	XL Group Ltd.	122,638	4,569
	UDR Inc.	122,022	4,451
	Macerich Co.	62,354	4,417
*	E*TRADE Financial Corp.	124,931	4,329
	Duke Realty Corp.	161,575	4,291
	Extra Space Storage Inc.	54,498	4,209
*	CBRE Group Inc. Class A	130,641	4,114
	Raymond James Financial
	Inc.	58,322	4,040
	FNF Group	118,757	4,033
	Alexandria Real Estate
	Equities Inc.	36,191	4,022
	Zions Bancorporation	92,793	3,994
	CIT Group Inc.	92,102	3,931
	Ally Financial Inc.	204,085	3,882
	Torchmark Corp.	51,402	3,791
	VEREIT Inc.	444,323	3,759
	Iron Mountain Inc.	114,212	3,710
	Reinsurance Group of
	America Inc. Class A	29,324	3,690
*	Affiliated Managers Group
	Inc.	24,951	3,625
	Nasdaq Inc.	52,756	3,541
	Voya Financial Inc.	88,814	3,483
	Brixmor Property Group Inc.	138,852	3,391
	MSCI Inc. Class A	42,813	3,373
	New York Community
	Bancorp Inc.	211,013	3,357
	Camden Property Trust	39,819	3,348
	SEI Investments Co.	65,608	3,238
	Everest Re Group Ltd.	14,700	3,181
	WR Berkley Corp.	41,421	2,755
	People’s United Financial
	Inc.	142,117	2,751
	AGNC Investment Corp.	151,015	2,738
	Axis Capital Holdings Ltd.	40,292	2,630
	Lazard Ltd. Class A	59,284	2,436
	Arthur J Gallagher & Co.	40,519	2,105
	Jones Lang LaSalle Inc.	20,550	2,076
*	Alleghany Corp.	3,341	2,032
	Assurant Inc.	13,064	1,213
	Navient Corp.	68,823	1,131
*	Liberty Broadband Corp.
	Class A	11,412	827
	Athene Holding Ltd.
	Class A	10,836	520
*	Santander Consumer USA
	Holdings Inc.	24,438	330
			329,952
Health Care (7.8%)
*	Edwards Lifesciences Corp.	97,420	9,128
	CR Bard Inc.	33,512	7,529
*	Incyte Corp.	73,017	7,321
*	BioMarin Pharmaceutical
	Inc.	78,310	6,487
	Dentsply Sirona Inc.	105,241	6,076
*	Laboratory Corp. of America
	Holdings	46,857	6,016
	Quest Diagnostics Inc.	63,274	5,815
*	Henry Schein Inc.	36,688	5,566
	Perrigo Co. plc	62,166	5,174
*	Quintiles IMS Holdings Inc.	67,396	5,126
*	Hologic Inc.	126,879	5,090
*	IDEXX Laboratories Inc.	40,942	4,801
*	Waters Corp.	34,924	4,693
*	DaVita Inc.	71,961	4,620
	Universal Health Services
	Inc. Class B	40,776	4,338
*	Centene Corp.	74,043	4,184
	ResMed Inc.	64,358	3,993

	Cooper Cos. Inc.	22,233	3,889
*	Alkermes plc	69,342	3,854
*	Varian Medical Systems Inc.	42,525	3,818
*	Jazz Pharmaceuticals plc	25,927	2,827
*	Mallinckrodt plc	49,012	2,442
*	Envision Healthcare Corp.	26,790	1,696
	Seattle Genetics Inc.	20,900	1,103
	Patterson Cos. Inc.	19,108	784
*	Alnylam Pharmaceuticals Inc.	16,507	618
			116,988
Industrials (16.5%)
*	Fiserv Inc.	98,950	10,516
	Amphenol Corp. Class A	140,688	9,454
	Roper Technologies Inc.	46,214	8,461
	Vulcan Materials Co.	60,290	7,545
	Martin Marietta Materials
	Inc.	28,923	6,407
	Waste Connections Inc.	79,765	6,269
	Fastenal Co.	131,747	6,190
*	FleetCor Technologies Inc.	42,272	5,982
	Ball Corp.	79,629	5,978
	WestRock Co.	114,635	5,820
	TransDigm Group Inc.	23,100	5,751
	Alliance Data Systems Corp.	25,004	5,713
*	Verisk Analytics Inc. Class A	68,669	5,574
	Rockwell Collins Inc.	59,440	5,514
	Textron Inc.	110,955	5,388
^	WW Grainger Inc.	23,095	5,364
	Dover Corp.	70,863	5,310
	AMETEK Inc.	105,496	5,127
*	Mettler-Toledo International
	Inc.	11,958	5,005
	Global Payments Inc.	70,111	4,866
	L-3 Communications
	Holdings Inc.	31,754	4,830
	CH Robinson Worldwide
	Inc.	64,570	4,730
	Masco Corp.	149,593	4,730
	Acuity Brands Inc.	20,132	4,648
	Cintas Corp.	38,251	4,420
	Expeditors International of
	Washington Inc.	82,292	4,358
*	Vantiv Inc. Class A	72,251	4,308
	Pentair plc	74,655	4,186
	Kansas City Southern	49,131	4,169
*	United Rentals Inc.	38,414	4,056
	Xylem Inc.	81,840	4,053
	Sealed Air Corp.	88,131	3,996
	JB Hunt Transport Services
	Inc.	40,824	3,963
	Fortune Brands Home &
	Security Inc.	70,438	3,766
	Total System Services Inc.	75,500	3,702
*	Trimble Inc.	114,370	3,448
	Xerox Corp.	393,016	3,431
*	Crown Holdings Inc.	63,769	3,352
	Fluor Corp.	63,520	3,336
	Wabtec Corp.	38,486	3,195
*	Jacobs Engineering Group
	Inc.	55,088	3,140
*	Sensata Technologies
	Holding NV	77,981	3,037
*	Stericycle Inc.	38,880	2,995
	Hubbell Inc. Class B	25,250	2,947
*	Arrow Electronics Inc.	40,884	2,915
	Macquarie Infrastructure
	Corp.	35,535	2,903
	Flowserve Corp.	59,606	2,864
	B/E Aerospace Inc.	46,361	2,791
	Avnet Inc.	58,348	2,778

		Shares	($000)
	Robert Half International Inc.	55,945	2,729
	ManpowerGroup Inc.	30,613	2,721
	Owens Corning	51,634	2,662
*	First Data Corp. Class A	163,136	2,315
	Allison Transmission
	Holdings Inc.	67,717	2,281
	FLIR Systems Inc.	30,867	1,117
	Fidelity National Information
	Services Inc.	2,090	158
			247,264
Oil & Gas (5.2%)
*	Concho Resources Inc.	66,567	8,827
	Marathon Oil Corp.	386,710	6,694
	National Oilwell Varco Inc.	172,395	6,454
	Cimarex Energy Co.	43,279	5,882
	Devon Energy Corp.	113,311	5,175
	EQT Corp.	78,780	5,152
	Cabot Oil & Gas Corp.	211,905	4,950
	Tesoro Corp.	53,247	4,656
	Range Resources Corp.	112,725	3,873
*	Cheniere Energy Inc.	91,124	3,775
*	FMC Technologies Inc.	103,005	3,660
	Helmerich & Payne Inc.	46,778	3,621
	OGE Energy Corp.	91,134	3,048
	HollyFrontier Corp.	80,605	2,641
	Core Laboratories NV	20,067	2,409
*	Antero Resources Corp.	100,364	2,373
*	Energen Corp.	22,155	1,278
	Murphy Oil Corp.	37,352	1,163
*	Weatherford International
	plc	222,796	1,112
*	Continental Resources Inc.	21,415	1,104
			77,847
Technology (12.3%)
	Western Digital Corp.	130,067	8,838
	Lam Research Corp.	74,270	7,853
*	Autodesk Inc.	96,042	7,108
	Xilinx Inc.	115,072	6,947
	Linear Technology Corp.	109,514	6,828
	Symantec Corp.	284,121	6,788
*	Cerner Corp.	139,243	6,596
	Microchip Technology Inc.	98,605	6,326
	Skyworks Solutions Inc.	84,652	6,320
	Motorola Solutions Inc.	75,631	6,269
*	Citrix Systems Inc.	67,574	6,035
	Harris Corp.	56,676	5,808
*	Red Hat Inc.	81,826	5,703
	KLA-Tencor Corp.	71,236	5,605
*	Dell Technologies Inc.
	Class V	101,799	5,596
*	ServiceNow Inc.	71,918	5,346
*	Micron Technology Inc.	237,295	5,202
	Seagate Technology plc	134,462	5,132
*	Akamai Technologies Inc.	75,006	5,001
	Maxim Integrated Products
	Inc.	129,322	4,988
*	Palo Alto Networks Inc.	39,732	4,968
	Juniper Networks Inc.	164,598	4,652
	NetApp Inc.	127,227	4,487
*	F5 Networks Inc.	29,784	4,310
*	Twitter Inc.	261,080	4,256
	CDK Global Inc.	68,266	4,075
*	Synopsys Inc.	69,087	4,066
*	Workday Inc. Class A	55,729	3,683
*	ANSYS Inc.	39,441	3,648
*	Gartner Inc.	35,857	3,624
*	Splunk Inc.	61,485	3,145
*	VeriSign Inc.	40,490	3,080
*	Qorvo Inc.	58,345	3,077

5

Vanguard Mid-Cap Index Portfolio

			Market
			Value•
		Shares	($000)
	Marvell Technology Group
	Ltd.	175,195	2,430
	Garmin Ltd.	47,250	2,291
	Computer Sciences Corp.	32,079	1,906
*	Nuance Communications
	Inc.	65,437	975
*	Premier Inc. Class A	22,832	693
			183,655
Telecommunications (1.1%)
*	Level 3 Communications
	Inc.	131,182	7,393
*	SBA Communications Corp.
	Class A	56,551	5,839
*	Zayo Group Holdings Inc.	66,680	2,191
	Frontier Communications
	Corp.	266,409	901
			16,324
Utilities (5.2%)
	WEC Energy Group Inc.	143,872	8,438
	DTE Energy Co.	81,726	8,051
	Eversource Energy	144,455	7,978
	Entergy Corp.	81,595	5,995
	American Water Works
	Co. Inc.	81,069	5,866
	Ameren Corp.	110,574	5,801
	ONEOK Inc.	95,955	5,509
	CMS Energy Corp.	127,510	5,307
	CenterPoint Energy Inc.	186,416	4,593
	SCANA Corp.	58,730	4,304
	Pinnacle West Capital Corp.	50,769	3,961
	Alliant Energy Corp.	103,746	3,931
	AES Corp.	300,702	3,494
	NiSource Inc.	147,249	3,260
	Avangrid Inc.	28,216	1,069
*	Calpine Corp.	81,467	931
			78,488
Total Common Stocks
(Cost $1,203,406)			1,488,093

		Market
		Value•
	Shares	($000)
Temporary Cash Investments (0.6%)[1]
Money Market Fund (0.6%)
[2,3] Vanguard Market Liquidity
Fund, 0.823%	81,075	8,108

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.481%,
2/17/17	200	200
[5] United States Treasury Bill,
0.618%, 5/25/17	100	100
		300
Total Temporary Cash Investments
(Cost $8,408)		8,408
Total Investments (100.1%)
(Cost $1,211,814)		1,496,501

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		112
Receivables for Investment Securities Sold 1,412
Receivables for Accrued Income		1,876
Receivables for Capital Shares Issued		1,887
Other Assets [5]		19
Total Other Assets		5,306
Liabilities
Payables for Investment Securities
Purchased		(559)
Collateral for Securities on Loan		(2,261)
Payables for Capital Shares Redeemed		(2,406)
Payables to Vanguard		(1,300)
Other Liabilities		(33)
Total Liabilities		(6,559)
Net Assets (100%)
Applicable to 70,839,182 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,495,248
Net Asset Value Per Share		$21.11

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,122,027
Undistributed Net Investment Income	18,025
Accumulated Net Realized Gains	70,611
Unrealized Appreciation (Depreciation)
Investment Securities	284,687
Futures Contracts	(102)
Net Assets	1,495,248

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $2,190,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to future investments, the portfolio’s effective common stock and temporary cash investment positions represent 100.0% and 0.1%, respectively, of net assets.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $2,261,000 of collateral received for securities on loan.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $300,000 and cash of $17,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Mid-Cap Index Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends	21,965
Interest[1]	21
Securities Lending—Net	189
Total Income	22,175
Expenses
The Vanguard Group—Note B
Investment Advisory Services	206
Management and Administrative	2,021
Marketing and Distribution	282
Custodian Fees	67
Auditing Fees	35
Shareholders’ Reports	30
Trustees’ Fees and Expenses	1
Total Expenses	2,642
Net Investment Income	19,533
Realized Net Gain (Loss)
Investment Securities Sold[1]	69,643
Futures Contracts	1,022
Realized Net Gain (Loss)	70,665
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	57,800
Futures Contracts	(102)
Change in Unrealized Appreciation
(Depreciation)	57,698
Net Increase (Decrease) in Net Assets
Resulting from Operations	147,896
1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $20,000 and $1,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	19,533	19,073
Realized Net Gain (Loss)	70,665	94,508
Change in Unrealized Appreciation (Depreciation)	57,698	(135,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	147,896	(21,870)
Distributions
Net Investment Income	(18,997)	(16,326)
Realized Capital Gain[1]	(94,466)	(73,163)
Total Distributions	(113,463)	(89,489)
Capital Share Transactions
Issued	179,071	225,446
Issued in Lieu of Cash Distributions	113,463	89,489
Redeemed	(195,109)	(203,732)
Net Increase (Decrease) from Capital Share Transactions	97,425	111,203
Total Increase (Decrease)	131,858	(156)
Net Assets
Beginning of Period	1,363,390	1,363,546
End of Period[2]	1,495,248	1,363,390
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $2,315,000, respectively. Short-term gain distributions are treated as ordinary income for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $18,025,000 and $17,489,000.

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard Mid-Cap Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.76	$22.49	$20.77	$16.13	$14.49
Investment Operations
Net Investment Income	.280	.291	.266	.203	.205
Net Realized and Unrealized Gain (Loss)
on Investments	1.814	(.552)	2.446	5.262	2.071
Total from Investment Operations	2.094	(.261)	2.712	5.465	2.276
Distributions
Dividends from Net Investment Income	(.292)	(.268)	(.200)	(.200)	(.178)
Distributions from Realized Capital Gains	(1.452)	(1.201)	(.792)	(.625)	(.458)
Total Distributions	(1.744)	(1.469)	(.992)	(.825)	(.636)
Net Asset Value, End of Period	$21.11	$20.76	$22.49	$20.77	$16.13

Total Return	11.11%	-1.43%	13.59%	34.93%	15.82%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,495	$1,363	$1,364	$1,172	$820
Ratio of Total Expenses to Average Net Assets	0.19%	0.19%	0.24%	0.25%	0.26%
Ratio of Net Investment Income to
Average Net Assets	1.40%	1.35%	1.29%	1.15%	1.30%
Portfolio Turnover Rate	21%	23%	16%	35%	23%

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Mid-Cap Index Portfolio

Notes to Financial Statements

Vanguard Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a

9

Vanguard Mid-Cap Index Portfolio

counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $112,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,488,093	—	—
Temporary Cash Investments	8,108	300	—
Futures Contracts—Liabilities[1]	(24)	—	—
Total	1,496,177	300	—
1 Represents variation margin on the last day of the reporting period.

10

Vanguard Mid-Cap Index Portfolio

D. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Mid-Cap 400 Index	March 2017	29	4,811	(92)
E-mini S&P 500 Index	March 2017	17	1,901	(10)
				(102)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $20,374,000 of ordinary income and $69,319,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,211,814,000. Net unrealized appreciation of investment securities for tax purposes was $284,687,000, consisting of unrealized gains of $336,642,000 on securities that had risen in value since their purchase and $51,955,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2016, the portfolio purchased $291,091,000 of investment securities and sold $292,900,000 of investment securities, other than temporary cash investments.

The fund purchased securities from and sold securities to other Vanguard funds or accounts managed by Vanguard or its affiliates, in accordance with procedures adopted by the board of trustees in compliance with Rule 17a-7 of the Investment Company Act of 1940. For the year ended December 31, 2016, such purchases and sales were $19,961,000 and $46,660,000, respectively; these amounts are included in the purchases and sales of investment securities noted above.

G. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	8,958	10,312
Issued in Lieu of Cash Distributions	6,032	4,130
Redeemed	(9,815)	(9,404)
Net Increase (Decrease) in Shares Outstanding	5,175	5,038

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 47% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

11

Vanguard Mid-Cap Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Mid-Cap Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Mid-Cap Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Mid-Cap Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $94,466,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For corporate shareholders, 82.8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

12

Vanguard Mid-Cap Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Index Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,073.75	$0.99
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.18	0.97

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.19%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

13

Vanguard® Moderate Allocation Portfolio

For the fiscal year ended December 31, 2016, the Moderate Allocation Portfolio returned 7.55%, in line with its composite benchmark index and better than the average return of its peers.

The table below shows the returns of the portfolio and its comparative standards for the past year. For more perspective, we also present annualized returns since the portfolio’s inception. Note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

U.S. stock markets surged while bonds returns faded

Your portfolio, as a “fund of funds,” seeks to capture the returns of its benchmark by investing in a combination of Vanguard Variable Insurance Fund (VVIF) portfolios and Vanguard index funds.

The portfolio targets an asset allocation of approximately 60% stocks and 40% bonds. Its holdings consist of VVIF Equity Index Portfolio (34%), VVIF Total Bond Market Index Portfolio (32%), Vanguard Total International Stock Index Fund (18%), Vanguard Extended Market Index Fund (8%), and Vanguard Total International Bond Index Fund (8%).

In the U.S. equity markets, small-capitalization stocks surpassed large and mid-caps, while value stocks returned more than growth stocks. The Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned 15.99%. The Equity Index Portfolio, which focuses on large-cap stocks, returned 11.81%.

Financials had some of the strongest performers in the U.S. equity market, helped by an improving economy, a rising stock market, and expectations of further rate hikes from the Federal Reserve.

Information technology and energy stocks also did well; the energy sector got a boost from a rebound in oil prices.

The Total International Stock Fund returned 4.65%. Emerging markets outperformed developed markets outside the United States. European markets finished with negative returns, lagging markets in the Asia-Pacific region.

The Total Bond Market Index Portfolio, which includes most of the U.S. bond market, returned 2.47%. After advancing strongly through most of the year, U.S. bond prices fell and yields rose after the election as investors anticipated faster economic growth, higher inflation, and increased short-term rates. Treasuries and mortgage-backed securities trailed investment-grade corporate bonds.

Despite a fourth-quarter decline, Vanguard Total International Bond Index Fund, hedged against currency exposure, returned 4.67%. Lower-rated bonds beat higher-quality bonds and longer-term bonds bested shorter-maturity bonds.

Tight tracking prevailed over the last half-decade

Since its inception in October 2011, your portfolio has posted an average annual return of 8.29%. It closely tracked its target benchmark and beat the average return of its peers by more than 1 percentage point.

The portfolio’s objective is to track the index closely, and its success in doing so is a testament to the expertise and experience of its advisor, Vanguard Equity Index Group. In addition, the portfolio’s low costs have helped close the gap between the index’s results and your returns.

Total Returns
		October 19, 2011[1]
		through
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Moderate Allocation Portfolio	7.55%	8.29%
Moderate Allocation Composite Index [2]	7.73	8.48
Variable Insurance Mixed-Asset Target Allocation
Moderate Funds Average [3]	6.10	7.13
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group

		Variable Insurance
		Mixed-Asset
		Target Allocation
	Acquired Fund Fees	Moderate
	and Expenses[4]	Funds Average[5]
Moderate Allocation Portfolio	0.16%	0.51%

1 Portfolio inception.
2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted
RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex
USA IMI Index.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2016, the acquired fund fees and expenses were 0.16%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Moderate Allocation Portfolio

Portfolio Profile
As of December 31, 2016

Total Portfolio Characteristics

Yield[1]	2.3%
Acquired Fund Fees and Expenses[2]	0.16%

Allocation to Underlying Funds

Vanguard Variable Insurance Fund Equity
Index Portfolio	34.1%
Vanguard Variable Insurance Fund
Total Bond Market Index Portfolio	32.1
Vanguard Total International Stock Index
Fund Investor Shares	18.1
Vanguard Total International Bond Index
Fund Investor Shares	8.0
Vanguard Extended Market Index Fund
Investor Shares	7.7

Portfolio Asset Allocation

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

1 30-day SEC yield.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Moderate Allocation Portfolio invests. The Moderate Allocation Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2016, the acquired fund fees and expenses were 0.16%.

2

Vanguard Moderate Allocation Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: October 19, 2011–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Since Inception[1]	Investment
Moderate Allocation Portfolio	7.55%	8.13%	8.29%	$15,129
Moderate Allocation Composite Index[2]	7.73	8.33	8.48	15,267
Variable Insurance Mixed-Asset Target
Moderate Funds Average[3]	6.10	6.96	7.13	14,309
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	14.99	20,676

Fiscal-Year Total Returns (%): October 19, 2011–December 31, 2016

1 October 19, 2011.

2 Weighted 42% S&P Total Market Index, 32% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, 18% FTSE Global All Cap ex US Index, and 8% Bloomberg Barclays Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged) as of June 3, 2013. Previously, the composite was weighted 42% S&P Total Market Index, 40% Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and 18% MSCI ACWI ex USA IMI Index.

3 Derived from data provided by Lipper, a Thomson Reuters Company.

See Financial Highlights for dividend and capital gains information.

Vanguard Moderate Allocation Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (99.7%)
U.S. Stock Funds (41.7%)
Vanguard Variable Insurance Fund—Equity Index Portfolio	2,809,514	100,103
Vanguard Extended Market Index Fund Investor Shares	310,022	22,557
		122,660
International Stock Fund (18.0%)
Vanguard Total International Stock Index Fund Investor Shares	3,605,153	53,104

U.S. Bond Fund (32.0%)
Vanguard Variable Insurance Fund—Total Bond Market Index Portfolio	8,008,571	94,261

International Bond Fund (8.0%)
Vanguard Total International Bond Index Fund Investor Shares	2,170,906	23,533
Total Investments (99.7%) (Cost $282,697)		293,558
Other Assets and Liabilities (0.3%)
Other Assets		901
Liabilities		(114)
		787
Net Assets (100%)
Applicable to 11,036,640 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		294,345
Net Asset Value Per Share		$26.67

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		293,558
Receivables for Investment Securities Sold		117
Receivables for Accrued Income		3
Receivables for Capital Shares Issued		781
Total Assets		294,459
Liabilities
Payables for Capital Shares Redeemed		62
Other Liabilities		52
Total Liabilities		114
Net Assets		294,345

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	270,402
Undistributed Net Investment Income	6,124
Accumulated Net Realized Gains	6,958
Unrealized Appreciation (Depreciation)	10,861
Net Assets	294,345

• See Note A in Notes to Financial Statements.
See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Moderate Allocation Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	6,176
Other Income	3
Net Investment Income—Note B	6,179
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	1,933
Affiliated Investment Securities Sold	5,031
Realized Net Gain (Loss)	6,964
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	7,035
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,178

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,179	4,442
Realized Net Gain (Loss)	6,964	5,741
Change in Unrealized Appreciation (Depreciation)	7,035	(11,680)
Net Increase (Decrease) in Net Assets Resulting from Operations	20,178	(1,497)
Distributions
Net Investment Income	(4,440)	(3,364)
Realized Capital Gain[1]	(5,724)	(3,106)
Total Distributions	(10,164)	(6,470)
Capital Share Transactions
Issued	52,686	87,645
Issued in Lieu of Cash Distributions	10,164	6,470
Redeemed	(35,612)	(27,170)
Net Increase (Decrease) from Capital Share Transactions	27,238	66,945
Total Increase (Decrease)	37,252	58,978
Net Assets
Beginning of Period	257,093	198,115
End of Period[2]	294,345	257,093
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $303,000 and $169,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $6,124,000 and $4,385,000.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Moderate Allocation Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$25.80	$26.63	$25.72	$22.82	$20.47
Investment Operations
Net Investment Income[1]	.581	.499	.521	.505	.487
Capital Gain Distributions Received[1]	.182	.282	.172	.263	.276
Net Realized and Unrealized Gain (Loss)
on Investments	1.112	(.809)	1.066	2.612	1.657
Total from Investment Operations	1.875	(.028)	1.759	3.380	2.420
Distributions
Dividends from Net Investment Income	(.439)	(.417)	(.370)	(.245)	(.064)
Distributions from Realized Capital Gains	(.566)	(.385)	(.479)	(.235)	(.006)
Total Distributions	(1.005)	(.802)	(.849)	(.480)	(.070)
Net Asset Value, End of Period	$26.67	$25.80	$26.63	$25.72	$22.82

Total Return	7.55%	-0.16%	7.03%	15.02%	11.84%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$294	$257	$198	$133	$63
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.19%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.25%	1.89%	2.00%	2.08%	2.21%
Portfolio Turnover Rate	14%	12%	9%	21%	12%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Moderate Allocation Portfolio

Notes to Financial Statements

Vanguard Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio follows a balanced investment strategy by investing in selected Vanguard funds and portfolios to achieve its targeted allocation of assets to U.S. and international stocks, and U.S. and international bonds. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2016, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

7

Vanguard Moderate Allocation Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $6,703,000 of ordinary income and $6,378,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $282,697,000. Net unrealized appreciation of investment securities for tax purposes was $10,861,000, consisting of unrealized gains of $16,649,000 on securities that had risen in value since their purchase and $5,788,000 in unrealized losses on securities that had fallen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	2,042	3,314
Issued in Lieu of Cash Distributions	408	246
Redeemed	(1,377)	(1,035)
Net Increase (Decrease) in Shares Outstanding	1,073	2,525

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

		Current Period Transactions
	Dec. 31,	Proceeds				Dec. 31,
	2015	from			Capital Gain	2016
	Market	Purchases	Securities	Dividend	Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	20,134	2,021	2,611	300	—	22,557
Vanguard Market Liquidity Fund	—	NA1	NA1	—	—	—
Vanguard Total International
Bond Index Fund	20,471	3,803	1,254	416	—	23,533
Vanguard Total International
Stock Index Fund	46,491	11,478	6,133	1,453	—	53,104
Vanguard Variable Insurance
Fund—Equity Index Portfolio	87,709	18,165	13,331	2,087	1,704	100,103
Vanguard Variable Insurance
Fund—Total Bond Market
Index Portfolio	82,296	27,281	15,028	1,920	229	94,261
Total	257,101	62,748	38,357	6,176	1,933	293,558
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to
December 31, 2016, that would require recognition or disclosure in these financial statements.

8

Vanguard Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Moderate Allocation Portfolio: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Allocation Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Moderate Allocation Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $5,421,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 31.7% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The portfolio designates to shareholders foreign source income of $1,853,000 and foreign taxes paid of $104,000. Shareholders will receive more detailed information with their Form 1099-DIV in January 2017 to determine the calendar-year amounts to be included on their 2016 tax returns.

9

Vanguard Moderate Allocation Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Moderate Allocation Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Moderate Allocation Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Moderate Allocation Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,034.52	$0.82
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.33	0.81

1 The calculations are based on the Moderate Allocation Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Moderate Allocation Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

10

Vanguard Moderate Allocation Portfolio

Vanguard Moderate Allocation Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Moderate Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Moderate Allocation Portfolio particularly or the ability of the Barclays Index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Moderate Allocation Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Moderate Allocation Portfolio
is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard Moderate Allocation Portfolio or any owners or purchasers of Vanguard Moderate Allocation Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Moderate Allocation Portfolio or the owners of Vanguard Moderate
Allocation Portfolio into consideration in determining, composing or calculating the Barclays Index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Moderate Allocation Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard
Moderate Allocation Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS
IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD MODERATE ALLOCATION PORTFOLIO
OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE.
BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S.
CREDIT A OR BETTER BOND INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO
THE BLOOMBERG BARCLAYS U.S. CREDIT A OR BETTER BOND INDEX. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES
OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY
DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

© 2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

11

Vanguard® Money Market Portfolio

For the 12 months ended December 31, 2016, Vanguard Money Market Portfolio returned 0.48%. Its performance exceeded the 0.06% average return for its variable insurance money market peers.

As of December 31, the portfolio’s 7-day SEC yield was 0.70%, up from 0.32% a year earlier. The portfolio maintained a net asset value of $1 per share during the year, as is expected but not guaranteed.

Please note that the portfolio returns and the yield of Vanguard Variable Insurance Fund Money Market Portfolio are different from those in Vanguard Variable Annuity (and other plans that invest in the portfolio), which take into account insurance-related expenses. Accordingly, given the low-rate environment, it is possible that while the portfolio maintains a $1 net asset value, the value of shares of the portfolio held indirectly through either Vanguard Variable Annuity or one of the other plans that invest in the portfolio could fall below $1.

A period of uncertainty concludes with Federal Reserve action

The year began with markets reacting to the Federal Reserve’s first interest rate hike in a decade. Investors interpreted the increase as a signal that the U.S. economy was on sturdy footing and that monetary policy was normalizing. Market expectations were for future hikes to be gradual, with four likely in the upcoming year.

Those expectations were quickly dampened as steep declines in commodity prices and unanticipated sluggish economic growth around the world, especially in China, triggered a move toward less risky assets. In subsequent meetings, the Fed seemed less inclined to raise rates as it became unclear whether inflation and employment targets would be realized.

The United Kingdom’s June vote to leave the European Union further clouded the outlook. The voting results sparked uncertainty in global financial markets, but by the end of the summer the initial impact was muted as better economic data led to shifting sentiments at key central banks.

Money market reform:

What’s changed and what hasn’t

The final phase of money market reform took effect on October 14, 2016, the compliance date for the Securities and Exchange Commission’s new rules designed to enhance the stability and resilience of all money market funds.

Vanguard Money Market Portfolio’s goal remains to provide the stability that shareholders have come to expect. The portfolio qualifies as a retail fund, which means it will seek to maintain a stable net asset value of $1 per share. (Institutional money market funds, which have floating share prices, are not offered by Vanguard.)

Under the new rules, we report the portfolio’s weekly liquid assets, daily market value to four decimal places, and daily net shareholder cash flow. (See your portfolio's Portfolio & Management tab on vanguard.com.)

Two other changes involve liquidity fees and redemption “gates,” tools to help keep funds stable during times of extreme market duress.

A fee of up to 2% may be imposed by the portfolio's board on the sale of shares if the portfolio's weekly liquid assets fall below specified thresholds of its total assets. (The SEC has strict definitions for “liquid” assets; generally this refers to assets that can be sold in the normal course of business with little impact on their price.) The fee would reduce the dollar amount you receive for your redemption.

A gate is a temporary suspension of redemptions. The board may impose either fees or gates or both. Please note that we manage our funds conservatively and seek to maintain liquidity above the levels at which fees or gates would be imposed. You can learn more in the prospectus, available at vanguard.com.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Money Market Portfolio (7-Day SEC Yield: 0.70%)	0.48%	0.99%
Variable Insurance Money Market Funds Average[1]	0.06	0.71
Citigroup Three-Month U.S. Treasury Bill Index	0.27	0.72
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Money Market
	Portfolio[2]	Funds Average[3]
Money Market Portfolio	0.16%	0.19%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. In most, if not all, cases, the expense ratios for funds in the peer group are based on net operating expenses after reimbursement and/or fee waivers by fund sponsors. In contrast, the expense ratio for Vanguard Money Market Portfolio shown in the table above does not reflect expense reductions. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.16%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements).
Before the reduction, the annualized expense ratio was 0.16%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Indeed, U.S. economic growth shot up in the third quarter, reversing disappointing results earlier in the year. The third-quarter results likely played a part in the Fed’s decision at its December meeting to raise the federal funds rate by 0.25 percentage point to a range between 0.50% and 0.75%.

Your fund was well positioned for money market reforms

This fiscal year saw the final implementation of new money market regulations, which introduced liquidity fees, redemption “gates,” and, in institutional funds, variable net asset values. These tools are designed to protect funds during times of stress. Your portfolio will continue to seek to maintain a stable net asset value of $1 per share, but under certain conditions its board can now impose a liquidity fee and restrict redemptions.

The money market regulations made for a challenging environment. The shift in asset flows resulting from the regulations caused the yields of money-market-eligible securities such as variable-rate demand notes to climb and the yield curve to invert slightly. We maintained high levels of liquidity and a short weighted average maturity in preparation for money market reform. Your portfolio’s ability to take advantage of the increase in yields, along with its low expense ratio compared with peers, helped it outperform during the period.

We expect the Fed to raise rates more gradually than it has in prior periods of economic recovery. The pace of future hikes will likely depend on future economic growth and inflation; we expect the former to be modest and the latter to remain tame.

Of course, market conditions could change, especially given the results of the U.S. presidential election. Job growth and inflation that exceed expectations could also affect market conditions. We remain confident, however, that our team of experienced managers, analysts, and traders can handle whatever the market brings and find opportunities that will produce competitive returns.

2

Vanguard Money Market Portfolio

Portfolio Profile
As of December 31, 2016

Financial Attributes

Yield[1]	0.70%
Average Weighted Maturity	49 days
Expense Ratio[2]	0.16%

Sector Diversification[3] (% of portfolio)

Certificates of Deposit	7.7%
U.S. Commercial Paper	6.0
U.S. Government Obligations	6.6
U.S. Treasury Bills	27.3
Yankee/Foreign	47.5
Other	4.9

7-Day SEC Yield. A money market portfolio’s 7-day SEC yield is calculated by annualizing its income distributions for the previous seven days, as required by the U.S. Securities and Exchange Commission.

1 7-day SEC yield.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio's expense ratio was 0.16%, reflecting a temporary reduction in operating expenses (described in Note B of the Notes to Financial Statements). Before the reduction, the annualized expense ratio was 0.16%.
3 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

3

Vanguard Money Market Portfolio

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions. The portfolio is only available to retail investors (natural persons). You could lose money by investing in the portfolio. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The portfolio may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the portfolio’s liquidity falls below required minimums because of market conditions or other factors. An investment in the portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The portfolio’s sponsor has no legal obligation to provide financial support to the portfolio, and you should not expect that the sponsor will provide financial support to the portfolio at any time. The portfolio’s SEC 7-day annualized yield as of December 31, 2016, was 0.70%. This yield reflects the current earnings of the portfolio more closely than do the average annual returns. Note that the returns do not reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Money Market Portfolio	0.48%	0.19%	0.99%	$11,039
Variable Insurance Money Market
Funds Average[1]	0.06	0.00	0.71	10,732
Citigroup Three-Month U.S.
Treasury Bill Index	0.27	0.08	0.72	10,740

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend information.

4

Vanguard Money Market Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in various monthly and quarterly regulatory filings.
The portfolio publishes its holdings on a monthly basis at vanguard.com and files them with the
Securities and Exchange Commission on Form N-MFP. The portfolio’s Form N-MFP filings may be viewed at sec.gov or via a link on the “Portfolio Holdings” page on vanguard.com. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders.
For the first and third fiscal quarters, the portfolio files the lists with the SEC on Form N-Q.
Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
U.S. Government and Agency Obligations (32.2%)
[2]	Federal Home Loan Bank
	Discount Notes	0.430%	1/6/17	5,357	5,357
[2]	Federal Home Loan Bank
	Discount Notes	0.530%	1/17/17	3,400	3,399
	United States Treasury Bill	0.340%	1/19/17	3,333	3,332
	United States Treasury Bill	0.420%	2/9/17	10,000	9,996
	United States Treasury Bill	0.516%	2/16/17	20,000	19,987
	United States Treasury Bill	0.491%	3/2/17	40,000	39,967
	United States Treasury Bill	0.501%	3/23/17	50,000	49,944
	United States Treasury Bill	0.496%	4/13/17	10,000	9,986
	United States Treasury Bill	0.471%	4/20/17	20,000	19,972
	United States Treasury Bill	0.476%	4/27/17	20,000	19,969
	United States Treasury Bill	0.501%	5/4/17	15,000	14,974
	United States Treasury Bill	0.536%	5/11/17	20,000	19,961
	United States Treasury Bill	0.627%	5/18/17	20,000	19,952
	United States Treasury Bill	0.607%	5/25/17	20,000	19,952
	United States Treasury Bill	0.647%	6/15/17	15,000	14,956
[3]	United States Treasury Floating
	Rate Note	0.640%	1/31/17	24,296	24,296
[3]	United States Treasury Floating
	Rate Note	0.726%	10/31/18	15,000	15,000
Total U.S. Government and Agency Obligations
(Cost $311,000)					311,000
Commercial Paper (29.4%)
Bank Holding Company (0.5%)
[4]	ABN Amro Funding USA LLC 0	.983%–1.024%	1/3/17	2,750	2,750
[4]	ABN Amro Funding USA LLC	1.024%	1/4/17	1,250	1,250
[4]	ABN Amro Funding USA LLC	1.024%	1/6/17	500	500
[4]	ABN Amro Funding USA LLC	1.195%	4/27/17	750	747
					5,247
Finance—Auto (1.5%)
	American Honda Finance Corp.	0.701%	1/24/17	800	800
	American Honda Finance Corp.	0.852%	3/16/17	1,000	998
	Toyota Motor Credit Corp.	0.903%	1/4/17	5,000	4,999
	Toyota Motor Credit Corp.	0.883%	1/6/17	1,500	1,500
	Toyota Motor Credit Corp.	0.923%	1/10/17	1,000	1,000
	Toyota Motor Credit Corp.	0.913%	1/24/17	300	300
	Toyota Motor Credit Corp.	1.004%	3/2/17	1,000	998
	Toyota Motor Credit Corp.	1.046%	5/8/17	800	797
[3]	Toyota Motor Credit Corp.	1.047%	8/25/17	750	750
[3]	Toyota Motor Credit Corp.	1.156%	9/14/17	1,000	1,000
[3]	Toyota Motor Credit Corp.	1.156%	9/15/17	1,000	1,000
					14,142
Foreign Banks (10.8%)
[3,4] Australia & New Zealand Banking
	Group Ltd.	1.107%	2/1/17	3,250	3,250
[3,4] Australia & New Zealand Banking
	Group Ltd.	1.217%	3/6/17	5,250	5,250
[4]	Australia & New Zealand Banking
	Group Ltd.	1.167%	3/20/17	1,750	1,746
[4]	Australia & New Zealand Banking
	Group Ltd.	1.167%	3/21/17	1,500	1,496

[4]	Australia & New Zealand Banking
	Group Ltd.	1.157%	3/23/17	3,800	3,790
[3,4] Bank of Nova Scotia		1.017%	6/6/17	5,000	5,000
[3,4] Canadian Imperial Bank of Commerce		1.206%	7/24/17	5,000	5,000
[3,4] Commonwealth Bank of Australia		1.164%	2/3/17	1,000	1,000
[3,4] Commonwealth Bank of Australia		1.306%	5/19/17	1,250	1,250
[3,4] Commonwealth Bank of Australia		1.320%	5/26/17	3,750	3,750
[3,4] Commonwealth Bank of Australia		1.394%	6/21/17	2,000	2,000
[3,4] Commonwealth Bank of Australia		1.210%	6/30/17	2,250	2,250
[3,4] Commonwealth Bank of Australia		1.390%	6/30/17	2,750	2,750
[3,4] Commonwealth Bank of Australia		1.186%	8/1/17	2,750	2,750
[3,4] Commonwealth Bank of Australia		1.181%	8/3/17	2,250	2,250
[3,4] Commonwealth Bank of Australia		1.450%	9/25/17	1,250	1,250
[4]	Danske Corp.	0.983%	1/10/17	500	500
[4]	DNB Bank ASA	0.853%	2/10/17	4,000	3,996
[3,4] National Australia Bank Ltd.		1.064%	3/3/17	3,000	3,000
[3,4] National Australia Bank Ltd.		1.264%	4/10/17	2,500	2,500
[4]	National Australia Bank Ltd.	1.096%	4/18/17	1,500	1,495
[3,4] National Australia Bank Ltd.		1.064%	8/4/17	1,500	1,500
[3,4] National Australia Bank Ltd.		1.099%	9/8/17	6,000	6,000
[4]	Skandinaviska Enskilda Banken AB	0.893%	1/23/17	4,500	4,497
[4]	Skandinaviska Enskilda Banken AB	0.984%	2/28/17	1,500	1,498
[4]	Sumitomo Mitsui Banking Corp.	1.003%	1/3/17	1,900	1,900
[4]	Sumitomo Mitsui Banking Corp.	0.952%	1/11/17	4,000	3,999
	Swedbank AB	1.136%	3/20/17	5,000	4,988
[4]	Toronto Dominion Holdings USA Inc.	0.953%	2/6/17	4,000	3,996
[3,4] Westpac Banking Corp.		1.246%	1/27/17	7,000	7,000
[3,4] Westpac Banking Corp.		1.156%	4/27/17	3,000	3,000
[3,4] Westpac Banking Corp.		1.296%	5/26/17	4,250	4,250
[3,4] Westpac Banking Corp.		1.297%	10/6/17	2,000	2,000
[3,4] Westpac Banking Corp.		1.256%	12/14/17	3,000	3,000
					103,901
Foreign Governments (9.2%)
[4]	CDP Financial Inc.	1.003%	1/13/17	1,500	1,499
[4]	CDP Financial Inc.	1.003%	1/17/17	1,000	1,000
[4]	CDP Financial Inc.	0.801%	1/25/17	250	250
[4]	CDP Financial Inc.	0.852%	3/7/17	2,500	2,496
[4]	CDP Financial Inc.	0.972%	3/9/17	5,106	5,097
[4]	CDP Financial Inc.	1.248%	3/13/17	6,000	5,985
[4]	CDP Financial Inc.	1.176%–1.217%	4/3/17	7,750	7,727
[4]	CDP Financial Inc.	1.155%–1.156%	4/20/17	2,250	2,242
[4]	CDP Financial Inc.	1.147%	5/8/17	500	498
[4]	CDP Financial Inc.	1.288%	6/8/17	6,000	5,966
[5]	CPPIB Capital Inc.	0.701%	1/6/17	1,000	1,000
[5]	CPPIB Capital Inc.	0.706%	1/9/17	1,250	1,250
[5]	CPPIB Capital Inc.	0.711%	1/20/17	5,000	4,998
[5]	CPPIB Capital Inc.	0.711%	1/24/17	2,700	2,699
	Export Development Canada	0.701%	2/1/17	250	250
	Export Development Canada	0.701%	2/2/17	750	749
[4]	Ontario Teachers’ Finance Trust	0.903%	1/25/17	250	250
[3,4] Ontario Teachers’ Finance Trust		1.244%	3/2/17	1,000	1,000
[4]	Ontario Teachers’ Finance Trust	1.033%–1.207%	4/11/17	3,350	3,339
[4]	Ontario Teachers’ Finance Trust	1.187%	4/17/17	2,000	1,993
[4]	Ontario Teachers’ Finance Trust	1.239%	4/26/17	250	249
[4]	Ontario Teachers’ Finance Trust	1.239%	4/27/17	4,740	4,721

5

Vanguard Money Market Portfolio

Face					Market
			Maturity Amount		Value •
		Yield[1]	Date	($000)	($000)
[4]	Ontario Teachers’ Finance Trust	1.228%	5/10/17	250	249
[4]	Ontario Teachers’ Finance Trust	1.239%	5/19/17	600	597
[3,4] Ontario Teachers’ Finance Trust		1.146%	5/24/17	1,000	1,000
[4]	Ontario Teachers’ Finance Trust	1.329%	6/29/17	11,324	11,250
[3,4] Ontario Teachers’ Finance Trust		1.189%	8/3/17	1,000	1,000
	Province of British Columbia	0.952%	3/22/17	750	748
[5]	PSP Capital Inc.	0.842%	1/5/17	1,000	1,000
[5]	PSP Capital Inc.	0.842%	1/6/17	1,500	1,500
[5]	PSP Capital Inc.	0.842%	1/9/17	3,000	2,999
[5]	PSP Capital Inc.	0.873%	1/17/17	1,500	1,499
[5]	PSP Capital Inc.	0.842%	1/24/17	500	500
[5]	PSP Capital Inc.	0.822%	1/31/17	250	250
[5]	PSP Capital Inc.	0.822%	2/1/17	500	500
[5]	PSP Capital Inc.	0.802%	2/3/17	250	250
[5]	PSP Capital Inc.	0.862%	2/22/17	250	250
[5]	PSP Capital Inc.	0.948%	4/3/17	10,000	9,976
					88,826
Foreign Industrial (2.9%)
	Nestle Finance International Ltd.	0.782%	1/13/17	4,500	4,499
	Nestle Finance International Ltd.	0.843%	2/21/17	4,250	4,245
[4]	Total Capital Canada Ltd.	0.681%	1/6/17	4,250	4,250
[4]	Total Capital Canada Ltd.	0.711%	1/9/17	5,000	4,999
[4]	Total Capital Canada Ltd.	0.751%	1/12/17	1,000	1,000
[4]	Total Capital Canada Ltd.	0.957%	3/20/17	5,000	4,990
[4]	Total Capital Canada Ltd.	0.957%	3/22/17	2,750	2,744
	Toyota Credit Canada Inc.	0.872%	1/17/17	400	400
	Toyota Credit Canada Inc.	0.933%	3/8/17	500	499
	Toyota Credit Canada Inc.	0.882%	3/20/17	250	249
					27,875
Industrial (4.5%)
[4]	Henkel of America Inc.	0.761%	1/3/17	250	250
[4]	Henkel of America Inc.	0.751%	1/4/17	9,794	9,793
[4]	Microsoft Corp.	0.681%	1/17/17	5,000	4,999
[4]	Microsoft Corp.	0.782%	2/14/17	5,000	4,995
[4]	Microsoft Corp.	0.782%	2/21/17	5,790	5,784
[4]	Microsoft Corp.	0.852%	3/6/17	13,000	12,980
[4]	Microsoft Corp.	0.823%	3/7/17	4,650	4,643
					43,444
Total Commercial Paper (Cost $283,435)					283,435
Certificates of Deposit (30.8%)
Domestic Banks (7.1%)
	Citibank NA	0.780%	2/1/17	10,000	10,000
	Citibank NA	1.060%	3/17/17	1,000	1,000
	Citibank NA	1.050%	4/3/17	4,000	4,000
[3]	HSBC Bank USA NA	1.217%	3/1/17	5,000	5,000
[3]	HSBC Bank USA NA	1.247%	3/6/17	3,750	3,750
[3]	HSBC Bank USA NA	1.244%	4/3/17	3,000	3,000
[3]	HSBC Bank USA NA	1.336%	4/19/17	1,000	1,000
[3]	HSBC Bank USA NA	1.244%	5/4/17	750	750
[3]	HSBC Bank USA NA	1.105%	6/5/17	1,500	1,500
[3]	JPMorgan Chase Bank NA	1.294%	4/21/17	500	500
[3]	JPMorgan Chase Bank NA	1.174%	5/2/17	500	500
[3]	State Street Bank & Trust Co.	1.124%	6/21/17	9,000	9,000
[3]	Wells Fargo Bank NA	1.209%	1/11/17	1,500	1,500
	Wells Fargo Bank NA	1.060%	2/1/17	5,000	5,000
[3]	Wells Fargo Bank NA	1.134%	2/1/17	4,000	4,000
[3]	Wells Fargo Bank NA	1.299%	3/22/17	7,000	7,000
	Wells Fargo Bank NA	0.940%	4/3/17	2,000	1,999
[3]	Wells Fargo Bank NA	1.226%	4/25/17	3,000	3,000
[3]	Wells Fargo Bank NA	1.095%	5/4/17	2,000	2,000
[3]	Wells Fargo Bank NA	1.017%	6/1/17	4,000	4,000
					68,499
Yankee Certificates of Deposit (23.7%)
[3]	Bank of Montreal (Chicago Branch)	1.034%	1/3/17	4,000	4,000
[3]	Bank of Montreal (Chicago Branch)	1.242%	3/7/17	3,000	3,000
	Bank of Montreal (Chicago Branch)	1.080%	3/16/17	4,000	4,000
[3]	Bank of Montreal (Chicago Branch)	1.024%	5/2/17	5,000	5,000
[3]	Bank of Montreal (Chicago Branch)	1.042%	6/7/17	7,000	7,000
[3]	Bank of Nova Scotia (Houston Branch)	1.254%	2/10/17	10,000	10,000

[3]	Bank of Nova Scotia (Houston Branch)	1.257%	3/6/17	3,000	3,000
[3]	Bank of Nova Scotia (Houston Branch)	1.265%	3/14/17	3,000	3,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	0.650%	1/5/17	7,000	7,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.020%	2/6/17	5,000	5,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.020%	2/7/17	5,000	5,000
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.034%	1/5/17	4,000	4,000
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.355%	2/23/17	5,000	5,000
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.265%	3/14/17	3,000	3,000
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.024%	5/3/17	1,000	1,000
[3]	Canadian Imperial Bank of Commerce
	(New York Branch)	1.074%	5/15/17	5,000	5,000
[3]	Commonwealth Bank of Australia
	(New York Branch)	1.134%	2/1/17	1,000	1,000
	Credit Suisse AG (New York Branch)	1.150%	3/17/17	1,000	1,000
	Credit Suisse AG (New York Branch)	1.150%	3/20/17	4,000	4,000
	DNB Bank ASA (New York Branch)	0.600%	1/5/17	8,000	8,000
	DNB Bank ASA (New York Branch)	0.870%	1/19/17	5,000	5,000
	DNB Bank ASA (New York Branch)	0.850%	2/10/17	2,000	2,000
	DNB Bank ASA (New York Branch)	0.850%	2/27/17	5,000	5,000
	Natixis (New York Branch)	0.690%	1/3/17	19,000	19,000
[3]	Nordea Bank Finland plc
	(New York Branch)	1.167%	3/1/17	7,000	7,000
[3]	Nordea Bank Finland plc
	(New York Branch)	1.199%	3/8/17	2,000	2,000
[3]	Royal Bank of Canada
	(New York Branch)	1.017%	2/1/17	5,000	5,000
[3]	Royal Bank of Canada
	(New York Branch)	1.336%	2/17/17	3,000	3,000
[3]	Royal Bank of Canada
	(New York Branch)	1.224%	3/2/17	5,000	5,000
[3]	Royal Bank of Canada
	(New York Branch)	1.199%	3/8/17	3,000	3,000
[3]	Royal Bank of Canada
	(New York Branch)	1.044%	6/12/17	7,000	7,000
	Skandinaviska Enskilda Banken AB
	(New York Branch)	0.980%	2/28/17	1,750	1,750
	Sumitomo Mitsui Banking Corp.
	(New York Branch)	1.060%	1/17/17	2,500	2,500
	Sumitomo Mitsui Banking Corp.
	(New York Branch)	1.030%	1/27/17	1,000	1,000
[3]	Svenska HandelsBanken
	(New York Branch)	1.034%	1/9/17	5,000	5,000
[3]	Svenska HandelsBanken
	(New York Branch)	1.336%	2/28/17	7,000	7,000
[3]	Svenska HandelsBanken
	(New York Branch)	1.255%	3/14/17	5,000	5,000
[3]	Svenska HandelsBanken
	(New York Branch)	1.044%	5/2/17	5,000	5,000
[3]	Svenska HandelsBanken
	(New York Branch)	1.226%	5/26/17	5,000	5,000
[3]	Swedbank AB (New York Branch)	1.319%	2/22/17	5,000	5,000
[3]	Swedbank AB (New York Branch)	1.331%	3/1/17	3,000	3,000
[3]	Swedbank AB (New York Branch)	1.089%	5/22/17	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.900%	2/28/17	5,000	5,000
	Toronto Dominion Bank
	(New York Branch)	0.930%	3/2/17	2,000	2,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.374%	3/21/17	5,000	5,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.019%	6/8/17	4,000	4,000
[3]	Toronto Dominion Bank
	(New York Branch)	1.194%	7/6/17	4,250	4,250

6

Vanguard Money Market Portfolio

				Face	Market
			Maturity Amount		Value •
		Yield[1]	Date	($000) ($000)
[3]	Toronto Dominion Bank
	(New York Branch)	1.084%	9/5/17	4,000	4,000
[3]	Westpac Banking Corp.
	(New York Branch)	1.102%	3/7/17	5,000	5,000
[3]	Westpac Banking Corp.
	(New York Branch)	1.436%	9/28/17	1,500	1,500
[3]	Westpac Banking Corp.
	(New York Branch)	1.450%	9/29/17	2,000	2,000
					229,000
Total Certificates of Deposit (Cost $297,499)					297,499
Other Notes (1.0%)
	Bank of America NA	0.950%	1/4/17	1,750	1,750
	Bank of America NA	0.950%	1/11/17	5,000	5,000
	Bank of America NA	0.920%	2/23/17	1,200	1,200
	Bank of America NA	0.890%	3/1/17	1,500	1,500
Total Other Notes (Cost $9,450)					9,450
Tax-Exempt Municipal Bonds (3.2%)
[6]	Arizona Health Facilities Authority
	Revenue (Catholic Healthcare West)
	VRDO	0.750%	1/6/17	250	250
[6]	Bay Area Toll Authority California
	Toll Bridge Revenue (San Francisco
	Bay Area) VRDO	0.700%	1/6/17	7,400	7,400
[6]	Big Bear Lake CA Industrial Revenue
	(Southwest Gas Corp. Project) VRDO	0.750%	1/6/17	300	300
[5,6] BlackRock Municipal Income Trust
	TOB VRDO	0.830%	1/3/17	1,650	1,650
	Board of Regents of the University
	of Texas System Revenue Financing
	System Revenue VRDO	0.680%	1/6/17	1,000	1,000
	Board of Regents of the University
	of Texas System Revenue Financing
	System Revenue VRDO	0.680%	1/6/17	750	750
[6]	Clark County NV Airport Improvement
	Revenue VRDO	0.730%	1/6/17	750	750
[6]	Emmaus PA General Authority
	Revenue VRDO	0.720%	1/6/17	4,700	4,700
[6]	Emmaus PA General Authority
	Revenue VRDO	0.720%	1/6/17	2,000	2,000
	Illinois Finance Authority Revenue
	(Northwestern University) VRDO	0.680%	1/6/17	250	250
[6]	Indiana Finance Authority Revenue
	VRDO	0.740%	1/6/17	7,895	7,895
[6]	Jacksonville FL Capital Project
	Revenue VRDO	0.720%	1/6/17	250	250
	Maryland Economic Development
	Corp. Revenue (Howard Hughes
	Medical Institute) VRDO	0.710%	1/6/17	250	250
[6]	New York State Dormitory Authority
	Revenue (City University System)
	VRDO	0.730%	1/6/17	1,150	1,150
[6]	New York State Housing Finance
	Agency Housing Revenue
	(625 W 57th St) VRDO	0.680%	1/6/17	250	250
[6]	New York State Housing Finance
	Agency Housing Revenue
	(Riverside Center 2) VRDO	0.710%	1/6/17	250	250
[6]	Syracuse NY Industrial Development
	Agency Civic Facility Revenue
	(Syracuse University Project) VRDO	0.680%	1/6/17	250	250
	University of Texas Permanent
	University Fund Revenue VRDO	0.660%	1/6/17	1,000	1,000
	University of Texas Permanent
	University Fund Revenue VRDO	0.670%	1/6/17	500	500
Total Tax-Exempt Municipal Bonds (Cost $30,845)					30,845

Corporate Bonds (0.3%)
Industrial (0.3%)
[3] Toyota Motor Credit Corp.
(Cost $3,000)	1.212%	4/24/17	3,000	3,000
Taxable Municipal Bonds (1.4%)
[5,6] BlackRock Municipal Bond Trust
TOB VRDO	0.830%	1/3/17	285	285
[5,6] BlackRock Municipal Income
Investment Quality Trust TOB VRDO	0.830%	1/3/17	300	300
[5,6] BlackRock Municipal Income Trust II
TOB VRDO	0.830%	1/3/17	2,000	2,000
[5,6] BlackRock MuniHoldings Fund II, Inc.
TOB VRDO	0.830%	1/3/17	330	330
[5,6] BlackRock MuniHoldings Fund, Inc.
TOB VRDO	0.830%	1/3/17	195	195
[5,6] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.830%	1/3/17	390	390
[5,6] BlackRock MuniHoldings Quality
Fund II, Inc. TOB VRDO	0.830%	1/3/17	1,550	1,550
[5,6] BlackRock MuniVest Fund II, Inc.
TOB VRDO	0.830%	1/3/17	1,150	1,150
[5,6] BlackRock MuniVest Fund, Inc.
TOB VRDO	0.830%	1/3/17	1,000	1,000
[5,6] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.830%	1/3/17	1,000	1,000
[5,6] BlackRock MuniYield Investment
Quality Fund TOB VRDO	0.830%	1/3/17	380	380
[5,6] BlackRock Strategic Municipal Trust
TOB VRDO	0.830%	1/3/17	200	200
[5] Los Angeles CA Department of Water
& Power Revenue TOB VRDO	0.820%	1/6/17	145	145
[5] Massachusetts Transportation Fund
Revenue TOB VRDO	0.820%	1/6/17	100	100
[6] New Jersey Housing & Mortgage
Finance Agency Multi-Family Housing
Revenue	0.780%	1/6/17	4,095	4,095
[5] Seattle WA Municipal Light & Power
Revenue TOB VRDO	0.820%	1/6/17	100	100
Total Taxable Municipal Bonds (Cost $13,220)				13,220
Total Investments (98.3%) (Cost $948,449)				948,449

Amount
				($000)
Other Assets and Liabilities (1.7%)
Other Assets
Investment in Vanguard				73
Receivables for Investment Securities Sold				15,100
Receivables for Accrued Income				677
Receivables for Capital Shares Issued				1,213
Other Assets				1
Total Other Assets				17,064
Liabilities
Payables for Capital Shares Redeemed				(655)
Payables to Vanguard				(76)
Total Liabilities				(731)
Net Assets (100%)
Applicable to 964,293,170 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)				964,782

7

Vanguard Money Market Portfolio

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in-Capital	964,693
Overdistributed Net Investment Income	(36)
Accumulated Net Realized Gains	125
Net Assets	964,782

• See Note A in Notes to Financial Statements.

1 Represents annualized yield at date of purchase for discount securities, and coupon for coupon-bearing securities.

2 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government. 3 Adjustable-rate security.

4 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2016, the aggregate value of these securities was $223,995,000, representing 23.2% of net assets.

5 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $39,446,000, representing 4.1% of net assets.

6 Scheduled principal and interest payments are guaranteed by bank letter of credit.

TOB—Tender Option Bond.

VRDO—Variable Rate Demand Obligation.

See accompanying Notes, which are an integral part of the Financial Statements.

8

Vanguard Money Market Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest	7,134
Total Income	7,134
Expenses
The Vanguard Group—Note B
Investment Advisory Services	29
Management and Administrative	1,424
Marketing and Distribution	302
Custodian Fees	24
Auditing Fees	34
Shareholders’ Reports	15
Trustees’ Fees and Expenses	1
Total Expenses	1,829
Expense Reduction—Note B	(6)
Net Expenses	1,823
Net Investment Income	5,311
Realized Net Gain (Loss) on
Investment Securities Sold	27
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,338

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	5,311	1,748
Realized Net Gain (Loss)	27	10
Net Increase (Decrease) in Net Assets Resulting from Operations	5,338	1,758
Distributions
Net Investment Income	(5,327)	(1,768)
Realized Capital Gain	—	—
Total Distributions	(5,327)	(1,768)
Capital Share Transactions (at $1.00 per share)
Issued	605,910	622,839
Issued in Lieu of Cash Distributions	5,327	1,768
Redeemed	(863,845)	(604,587)
Net Increase (Decrease) from Capital Share Transactions	(252,608)	20,020
Total Increase (Decrease)	(252,597)	20,010
Net Assets
Beginning of Period	1,217,379	1,197,369
End of Period[1]	964,782	1,217,379
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($36,000) and ($20,000).

See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Money Market Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.005	.001	.001	.001	.001
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.005	.001	.001	.001	.001
Distributions
Dividends from Net Investment Income	(.005)	(.001)	(.001)	(.001)	(.001)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.005)	(.001)	(.001)	(.001)	(.001)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	0.48%	0.15%	0.10%	0.11%	0.14%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$965	$1,217	$1,197	$1,308	$1,108
Ratio of Expenses to Average Net Assets[1]	0.16%	0.06%	0.06%	0.06%	0.06%
Ratio of Net Investment Income to
Average Net Assets	0.46%	0.15%	0.10%	0.11%	0.14%
1 The ratio of total expenses to average net assets before an expense reduction was 0.16%, 0.16%, 0.16%, 0.16%, and 0.16%.
See Note B in the Notes to Financial Statements.

Notes to Financial Statements

Vanguard Money Market Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. The portfolio invests in short-term debt instruments of companies primarily operating in specific industries, particularly financial services; the issuers’ abilities to meet their obligations may be affected by economic developments in such industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Securities are valued at amortized cost, which approximates market value.

2. Repurchase Agreements: The portfolio enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the portfolio under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The portfolio further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

10

Vanguard Money Market Portfolio

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

5. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

6. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $73,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard and the board of trustees have agreed to temporarily limit certain net operating expenses in excess of the portfolio’s daily yield in order to maintain a zero or positive yield for the portfolio. Vanguard and the board of trustees may terminate the temporary expense limitation at any time. For the year ended December 31, 2016, Vanguard’s expenses were reduced by $6,000 (an effective annual rate of less than 0.01% of the portfolio’s average net assets); the portfolio is not obligated to repay this amount to Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2016, 100% of the market value of the portfolio’s investments was determined using amortized cost, in accordance with rules under the Investment Company Act of 1940. Amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, securities valued at amortized cost are considered to be valued using Level 2 inputs.

D. At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 89% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

E. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

11

Vanguard Money Market Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Money Market Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Money Market Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the "Portfolio") at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

12

Vanguard Money Market Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Money Market Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,002.73	$0.81
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.33	0.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio's annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as "Expenses Paid" are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

13

Vanguard® REIT Index Portfolio

Real estate investment trusts posted moderate returns and trailed the broad U.S. stock market in 2016 as rising interest rates limited their investment appeal later in the year. For the 12 months ended December 31, 2016, Vanguard REIT Index Portfolio returned 8.36%, in line with its target index and 2 percentage points higher than the average of its peer funds.

The table below shows the returns of your portfolio and its comparative standards for the period. For additional perspective, we also present the portfolio’s annualized returns for the ten years ended December 31, 2016.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

After seven strong months, REITs gave back some gains

REITs returned over 18% for the first seven months of the fiscal year as a combination of economic trends and monetary policies exerted downward pressure on interest rates, causing bond yields to fall in the United States and in many international markets. As a result, investors favored assets that generated regular income, including REITs, which are required to pay out at least 90% of their income as investor dividends.

Over the year’s final five months, however, REITs returned about –8%. Their attractiveness faded as interest rates rose and the Federal Reserve signaled December’s rate hike. Higher interest rates raise REITs’ debt financing costs, eroding profit margins. Also, investors could swap REITs for income-generating investments that bear less risk.

Some of this period of decline coincided with the establishment of REITs as an 11th industry sector by Standard & Poor’s Dow Jones Indices and MSCI. Prior to market close on August 31, 2016, REITs were considered part of the financial sector.

Even with the downturn, all eight subsets of the REIT market finished the period in positive territory. Industrial REITs, with a return of about 30%, led the way, helped by the expansion of warehouse and distribution centers needed to accommodate the growth in online sales. Hotel and resort REITs returned 24%, lifted by optimism about lower fuel prices and consumers’ increased willingness to travel.

Specialized REITs, which include storage facilities, data centers, and entertainment and athletic complexes, climbed almost 9%; as it is one of the sector’s largest segments, this solid return boosted overall returns. Diversified REITs (more than 16%), which include different types of properties, office REITs (11%), health care REITs (7%), and residential REITs (roughly 5%) also contributed to the positive outcome.

The sector’s largest group, retail REITs, clung to a gain of less than 1%, held back by a general decline in the popularity of malls, store closures by national retailers, and the rise of online shopping.

After two dismal years, the portfolio rebounded

Vanguard REIT Index Portfolio registered an average annual return of 5.00% over the decade ended December 31, 2016, tightly tracking its benchmark and exceeding the average annual return of its peers by more than 1 percentage point.

After it endured steep declines in 2007 and 2008 during the subprime mortgage collapse that precipitated the global financial crisis, the portfolio has notched eight straight years of positive returns. Volatility is to be expected for any investment that focuses on a specific industry.

First and foremost, the portfolio’s objective is to track the index closely, and its success in doing so is a testament to the expertise and experience of the portfolio’s advisor, Vanguard Equity Index Group. This group of professionals uses well-honed portfolio-construction and trading methodologies that have allowed Vanguard to provide effective index tracking regardless of the market’s direction or its level of volatility. The portfolio’s low costs have also helped close the gap between the index’s results and your returns.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard REIT Index Portfolio	8.36%	5.00%
REIT Spliced Index[1]	8.60	5.20
Variable Insurance Real Estate Funds Average[2]	6.36	3.58
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Real Estate
	Portfolio[3]	Funds Average[4]
REIT Index Portfolio	0.27%	1.10%

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
3 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.27%.
4 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard REIT Index Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	155	154	3,833
Median Market Cap $10.1B		$10.1B	$54.1B
Price/Earnings Ratio	29.2x	29.2x	24.4x
Price/Book Ratio	2.4x	2.4x	2.8x
Dividend Yield[3]	3.9%	3.9%	2.0%
Return on Equity	8.4%	8.4%	16.5%
Earnings Growth Rate	17.4%	17.4%	8.2%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate	14%	—	—
Expense Ratio[4]	0.27%	—	—
Short-Term Reserves	0.0%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	1.00	0.20
Beta	1.00	0.61

Portfolio Allocation by REIT Type

Retail	22.4%
Residential	15.9
Office	13.5
Health Care	12.0
Specialized	16.2
Hotel & Resort	6.2
Diversified	7.3
Industrial	6.5

Ten Largest Holdings[5] (% of total net assets)

Simon Property	Retail
Group Inc.	REITs	6.9%
Public Storage	Specialized REITs	4.1
Prologis Inc.	Industrial REITs	3.4
Equinix Inc.	Specialized REITs	3.1
AvalonBay	Residential
Communities Inc.	REITs	3.0
Welltower Inc.	Health Care REITs	3.0
Equity Residential	Residential REITs	2.9
Ventas Inc.	Health Care REITs	2.7
Boston Properties Inc.	Office REITs	2.4
Vornado Realty Trust	Office REITs	2.2
Top Ten		33.7%

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a portfolio). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a portfolio, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 MSCI US REIT Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 This dividend yield may include some payments that represent a return of capital, capital gains distribution, or both by the underlying REITs. These amounts are determined by each REIT at the end of its fiscal year.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the REIT Index Portfolio’s expense ratio was 0.27%.
5 The holdings listed exclude any temporary cash investments and equity index products.

2

Vanguard REIT Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
REIT Index Portfolio	8.36%	11.61%	5.00%	$16,283
REIT Spliced Index[1]	8.60	11.86	5.20	16,596
Variable Insurance Real Estate
Funds Average[2]	6.36	10.79	3.58	14,217
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal Year Total Returns (%): December 31, 2006–December 31, 2016

1 MSCI US REIT Index adjusted to include a 2% cash position (Lipper Money Market Average) through April 30, 2009; MSCI US REIT Index thereafter.
2 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

3

Vanguard REIT Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Equity Real Estate Investment Trusts
(REITs) (100.1%)
Diversified REITs (7.3%)
	VEREIT Inc.	1,306,743	11,055
	WP Carey Inc.	135,843	8,027
	Liberty Property Trust	198,449	7,839
	Spirit Realty Capital Inc.	648,528	7,043
	Forest City Realty Trust
	Inc. Class A	326,462	6,803
	Gramercy Property Trust	572,421	5,255
	STORE Capital Corp.	207,889	5,137
	NorthStar Realty Finance
	Corp.	245,137	3,714
	Empire State Realty Trust
	Inc.	166,116	3,354
	Washington REIT	99,903	3,266
	PS Business Parks Inc.	27,538	3,209
	Lexington Realty Trust	289,376	3,125
	Select Income REIT	90,883	2,290
	American Assets Trust Inc.	46,138	1,987
	Global Net Lease Inc.	229,230	1,795
*	iStar Inc.	96,583	1,195
	Investors Real Estate Trust	162,031	1,155
	First Potomac Realty Trust	79,304	870
	Armada Hoffler Properties
	Inc.	45,298	660
	Gladstone Commercial
	Corp.	31,950	642
	Whitestone REIT	38,876	559
	One Liberty Properties Inc.	17,617	442
	RAIT Financial Trust	121,023	407
	ESCROW WINTHROP
	REALTYTRUST	32,397	260
			80,089
Health Care REITs (12.0%)
	Welltower Inc.	484,440	32,423
	Ventas Inc.	475,460	29,726
	HCP Inc.	633,392	18,824
	Omega Healthcare
	Investors Inc.	261,667	8,180
	Senior Housing Properties
	Trust	320,898	6,075
	Healthcare Trust of
	America Inc. Class A	186,337	5,424
	Medical Properties Trust
	Inc.	408,140	5,020
	Healthcare Realty Trust
	Inc.	157,199	4,766
	National Health Investors
	Inc.	53,147	3,942
	Physicians Realty Trust	182,603	3,462
	Care Capital Properties Inc.	113,903	2,848
	LTC Properties Inc.	51,700	2,429
	Sabra Health Care REIT Inc.	88,484	2,161
*	Quality Care Properties Inc.	126,398	1,959
	CareTrust REIT Inc.	86,226	1,321

Universal Health Realty
Income Trust	17,377	1,140
New Senior Investment
Group Inc.	105,124	1,029
		130,729
Hotel & Resort REITs (6.2%)
Host Hotels & Resorts
Inc.	1,004,469	18,924
Hospitality Properties
Trust	219,790	6,976
LaSalle Hotel Properties	153,336	4,672
Apple Hospitality REIT Inc.	225,079	4,497
Sunstone Hotel Investors
Inc.	293,743	4,480
RLJ Lodging Trust	168,660	4,130
Ryman Hospitality
Properties Inc.	62,194	3,919
DiamondRock Hospitality
Co.	272,556	3,143
Pebblebrook Hotel Trust	97,719	2,907
Xenia Hotels & Resorts
Inc.	145,982	2,835
Chesapeake Lodging Trust	81,545	2,109
MGM Growth Properties
LLC Class A	78,025	1,975
Summit Hotel Properties
Inc.	117,847	1,889
FelCor Lodging Trust Inc.	178,123	1,427
Hersha Hospitality Trust
Class A	57,529	1,237
Chatham Lodging Trust	51,976	1,068
Ashford Hospitality Trust
Inc.	130,795	1,015
Ashford Hospitality Prime
Inc.	31,296	427
		67,630
Industrial REITs (6.5%)
Prologis Inc.	713,356	37,658
Duke Realty Corp.	474,975	12,615
DCT Industrial Trust Inc.	122,272	5,855
First Industrial Realty
Trust Inc.	158,549	4,447
EastGroup Properties Inc.	44,540	3,289
STAG Industrial Inc.	96,978	2,315
Rexford Industrial Realty
Inc.	89,552	2,077
Terreno Realty Corp.	62,591	1,783
Monmouth Real Estate
Investment Corp.	82,761	1,261
		71,300
Office REITs (13.5%)
Boston Properties Inc.	208,132	26,179
Vornado Realty Trust	229,832	23,988
SL Green Realty Corp.	135,883	14,614
Alexandria Real Estate
Equities Inc.	105,601	11,735
Kilroy Realty Corp.	124,799	9,138

	Douglas Emmett Inc.	193,927	7,090
	Highwoods Properties Inc.	133,298	6,799
	Hudson Pacific Properties
	Inc.	175,957	6,120
*	Equity Commonwealth	161,804	4,893
	Piedmont Office Realty
	Trust Inc. Class A	196,985	4,119
	Cousins Properties Inc.	479,208	4,078
	Corporate Office Properties
	Trust	128,490	4,011
	Brandywine Realty Trust	237,516	3,921
	Paramount Group Inc.	238,315	3,811
	Columbia Property Trust
	Inc.	159,152	3,438
	Mack-Cali Realty Corp.	115,626	3,355
	New York REIT Inc.	225,026	2,277
	Government Properties
	Income Trust	96,516	1,840
	Franklin Street Properties
	Corp.	136,363	1,767
*	Parkway Inc.	59,576	1,326
	Tier REIT Inc.	64,697	1,125
	NorthStar Realty Europe
	Corp.	82,545	1,038
	Easterly Government
	Properties Inc.	47,743	956
			147,618
Residential REITs (15.9%)
	AvalonBay Communities
	Inc.	185,783	32,911
	Equity Residential	494,831	31,847
	Essex Property Trust Inc.	88,616	20,603
	Mid-America Apartment
	Communities Inc.	153,739	15,054
	UDR Inc.	361,609	13,192
	Camden Property Trust	118,212	9,938
	Apartment Investment &
	Management Co.	211,391	9,608
	American Campus
	Communities Inc.	176,510	8,785
	Equity LifeStyle Properties
	Inc.	109,552	7,899
	Sun Communities Inc.	92,889	7,116
	American Homes 4 Rent
	Class A	289,015	6,064
	Education Realty Trust Inc.	98,579	4,170
	Colony Starwood Homes	89,525	2,579
	Monogram Residential
	Trust Inc.	214,984	2,326
	Independence Realty Trust
	Inc.	88,532	790
	Silver Bay Realty Trust
	Corp.	45,567	781
	NexPoint Residential Trust
	Inc.	20,696	462
			174,125

4

Vanguard REIT Index Portfolio

		Market
		Value•
	Shares	($000)
Retail REITs (22.5%)
Simon Property Group Inc.	425,293	75,562
Realty Income Corp.	350,236	20,132
General Growth Properties
Inc.	777,955	19,433
Kimco Realty Corp.	568,859	14,313
Federal Realty Investment
Trust	96,722	13,745
Macerich Co.	165,306	11,710
Brixmor Property Group Inc.	411,803	10,056
Regency Centers Corp.	141,456	9,753
National Retail Properties
Inc.	199,117	8,801
DDR Corp.	420,283	6,418
Taubman Centers Inc.	81,863	6,052
Weingarten Realty
Investors	164,005	5,870
Retail Properties of
America Inc.	320,415	4,912
Tanger Factory Outlet
Centers Inc.	130,319	4,663
Equity One Inc.	126,867	3,894
Urban Edge Properties	134,866	3,710
Acadia Realty Trust	109,241	3,570
Retail Opportunity
Investments Corp.	147,706	3,121
CBL & Associates
Properties Inc.	231,662	2,664
Kite Realty Group Trust	113,052	2,654
Washington Prime Group
Inc.	251,461	2,618
Ramco-Gershenson
Properties Trust	107,457	1,782
Pennsylvania REIT	93,896	1,780
Agree Realty Corp.	34,829	1,604
Alexander’s Inc.	3,109	1,327
^ Seritage Growth Properties
Class A	30,319	1,295
Saul Centers Inc.	17,358	1,156
Urstadt Biddle Properties
Inc. Class A	39,678	957
Getty Realty Corp.	36,612	933
Cedar Realty Trust Inc.	111,340	727
		245,212
Specialized REITs (16.2%)
Public Storage	199,529	44,595
Equinix Inc.	96,202	34,384
Digital Realty Trust Inc.	215,792	21,204
Extra Space Storage Inc.	170,370	13,159
Iron Mountain Inc.	338,522	10,995
Gaming and Leisure
Properties Inc.	265,785	8,138
CubeSmart	242,947	6,504
EPR Properties	86,248	6,190
Life Storage Inc.	62,594	5,337
CyrusOne Inc.	101,911	4,558

DuPont Fabros Technology
Inc.	102,248	4,492
CoreCivic Inc.	159,464	3,900
GEO Group Inc.	101,722	3,655
CoreSite Realty Corp.	46,044	3,654
QTS Realty Trust Inc.
Class A	64,654	3,210
Four Corners Property Trust
Inc.	76,392	1,568
National Storage Affiliates
Trust	57,456	1,268
		176,811
Total Equity Real Estate Investment
Trusts (REITs) (Cost $1,058,871)		1,093,514
Temporary Cash Investments (0.0%)
Money Market Fund (0.0%)
[1,2] Vanguard Market Liquidity
Fund, 0.823%	748	75

	Face
	Amount
	($000)
U.S. Government and Agency Obligations (0.0%)
United States Treasury Bill,
0.566%, 5/4/17	100	100
Total Temporary Cash Investments
(Cost $175)		175
Total Investments (100.1%)
(Cost $1,059,046)		1,093,689

		Amount
		($000)
Other Assets and Liabilities (-0.1%)
Other Assets
Investment in Vanguard		79
Receivables for Investment Securities Sold 2,367
Receivables for Accrued Income		5,299
Receivables for Capital Shares Issued		344
Total Other Assets		8,089
Liabilities
Payables for Investment Securities
Purchased		(2,283)
Collateral for Securities on Loan		(75)
Payables for Capital Shares Redeemed		(1,545)
Payables to Vanguard		(883)
Other Liabilities		(4,024)
Total Liabilities		(8,810)
Net Assets (100%)
Applicable to 81,094,724 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		1,092,968
Net Asset Value Per Share		$13.48

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	984,973
Undistributed Net Investment Income	25,773
Accumulated Net Realized Gains	47,579
Unrealized Appreciation (Depreciation)	34,643
Net Assets	1,092,968

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $73,000.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
2 Includes $75,000 of collateral received for securities on loan.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard REIT Index Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends	29,725
Interest[1]	5
Securities Lending—Net	22
Total Income	29,752
Expenses
The Vanguard Group—Note B
Investment Advisory Services	156
Management and Administrative	2,353
Marketing and Distribution	224
Custodian Fees	54
Auditing Fees	37
Shareholders’ Reports	21
Trustees’ Fees and Expenses	1
Total Expenses	2,846
Net Investment Income	26,906
Realized Net Gain (Loss)
Capital Gain Distributions Received	12,548
Investment Securities Sold[1]	35,163
Futures Contracts	1
Realized Net Gain (Loss)	47,712
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	1,311
Net Increase (Decrease) in Net Assets
Resulting from Operations	75,929
1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $4,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	26,906	26,139
Realized Net Gain (Loss)	47,712	69,224
Change in Unrealized Appreciation (Depreciation)	1,311	(76,645)
Net Increase (Decrease) in Net Assets Resulting from Operations	75,929	18,718
Distributions
Net Investment Income	(26,115)	(18,254)
Realized Capital Gain[1]	(69,291)	(34,545)
Total Distributions	(95,406)	(52,799)
Capital Share Transactions
Issued	205,902	189,377
Issued in Lieu of Cash Distributions	95,406	52,799
Redeemed	(179,279)	(227,024)
Net Increase (Decrease) from Capital Share Transactions	122,029	15,152
Total Increase (Decrease)	102,552	(18,929)
Net Assets
Beginning of Period	990,416	1,009,345
End of Period[2]	1,092,968	990,416
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $1,741,000 and $1,018,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $25,773,000 and $24,982,000.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard REIT Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$13.77	$14.17	$11.87	$12.12	$10.90
Investment Operations
Net Investment Income	.346	.358	.307	.308	.264
Net Realized and Unrealized Gain (Loss)
on Investments	.734	(.032)	3.061	.002	1.594
Total from Investment Operations	1.080	.326	3.368	.310	1.858
Distributions
Dividends from Net Investment Income	(.375)	(.251)	(.367)	(.255)	(.233)
Distributions from Realized Capital Gains	(.995)	(.475)	(.701)	(.305)	(.405)
Total Distributions	(1.370)	(.726)	(1.068)	(.560)	(.638)
Net Asset Value, End of Period	$13.48	$13.77	$14.17	$11.87	$12.12

Total Return	8.36%	2.22%	30.11%	2.33%	17.46%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,093	$990	$1,009	$655	$644
Ratio of Total Expenses to Average Net Assets	0.27%	0.27%	0.27%	0.27%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.55%	2.60%	3.96%	2.50%	2.36%
Portfolio Turnover Rate	14%	21%	11%	19%	8%

See accompanying Notes, which are an integral part of the Financial Statements.

7

Vanguard REIT Index Portfolio

Notes to Financial Statements

Vanguard REIT Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The portfolio may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The portfolio may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2016.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount

8

Vanguard REIT Index Portfolio

owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

7. Other: Distributions received from REITs are recorded on the ex-dividend date. Each REIT reports annually the tax character of its distributions. Dividend income, capital gain distributions received, and unrealized appreciation (depreciation) reflect the amounts of taxable income, capital gain, and return of capital reported by the REITs, and management’s estimates of such amounts for REIT distributions for which actual information has not been reported. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $79,000, representing 0.01% of the portfolio’s net assets and 0.03% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

9

Vanguard REIT Index Portfolio

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,093,254	—	260
Temporary Cash Investments	75	100	—
Total	1,093,329	100	260

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $27,307,000 of ordinary income and $46,790,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,059,046,000. Net unrealized appreciation of investment securities for tax purposes was $34,643,000, consisting of unrealized gains of $113,829,000 on securities that had risen in value since their purchase and $79,186,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2016, the portfolio purchased $221,685,000 of investment securities and sold $146,054,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	15,209	13,620
Issued in Lieu of Cash Distributions	7,442	3,777
Redeemed	(13,487)	(16,709)
Net Increase (Decrease) in Shares Outstanding	9,164	688

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

10

Vanguard REIT Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of REIT Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of REIT Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard REIT
Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $67,550,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year. The portfolio designates $65,320,000 of its capital gain dividends as 20% rate gain distributions and $2,230,000 as unrecaptured section 1250 gain distributions
(25% rate gain).

11

Vanguard REIT Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
REIT Index Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$955.35	$1.33
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.78	1.37

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.27%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

12

Vanguard® Short-Term Investment-Grade Portfolio

For the 12 months ended December 31, 2016, Vanguard Short-Term Investment-Grade Portfolio returned 2.72%. Its performance exceeded that of its benchmark, the Bloomberg Barclays U.S. 1–5 Year Credit Bond Index, which returned 2.58%, and the 2% average return of its peers.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Market uncertainty, Fed moves dominated economic environment

The period began with steep declines in commodity prices and unanticipated sluggish economic growth around the world, especially in China, which triggered a move toward less-risky assets. Against that backdrop, the Federal Reserve seemed less inclined to raise interest rates as it became unclear whether inflation and unemployment targets would be realized. The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

However, U.S. economic growth shot up in the third quarter, reversing the disappointing earlier results. The employment picture remained strong as the economy added 156,000 jobs in December and wages increased 2.9%. The unemployment rate finished the year at 4.7%. The solid economic and jobs figures caused the dollar to strengthen against some international currencies. They also played a part in the Fed’s December decision to raise the federal funds rate by 0.25 percentage points to a range between 0.50% and 0.75%. Along with a turnaround in commodity prices and optimism about the potential for a new administration’s policy initiatives, this fueled a stock market rally that continued into early 2017.

U.S. Treasury yields rose modestly across the curve after experiencing significant volatility during the year. They declined steeply in the wake of the Brexit vote before mostly regaining what they’d lost throughout the summer. They then spiked amid a strong post-election stock market rally as investors exited their fixed income positions. The yield on 10-year Treasury notes hit 2.45% at the end of the year, up more than 15 basis points from where they’d started.

Out-of-benchmark positions affected relative performance

During the period, your portfolio’s duration was slightly lower than that of its benchmark index. Duration measures the sensitivity of a fund’s holdings to changes in interest rates. This somewhat conservative positioning can help relative performance when rates are rising. But rates remained low for much of the year, which dragged on performance a bit.

However, positions in securitized debt (including commercial mortgage-backed securities)—a segment of the market not included in the benchmark—provided positive results. Strong security selection in both the government-related and corporate bond sectors was also a key driver.

A strong long-term record compared with those of peers

Over the decade ended December 31, 2016, the portfolio posted an average annual return of 3.38%. That was below the 3.86% return of the benchmark index but more than a percentage point better than the average return of the portfolio’s peers.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
Vanguard Short-Term Investment-Grade Portfolio	2.72%	3.38%
Bloomberg Barclays U.S. 1–5 Year Credit Bond Index	2.58	3.86
Variable Insurance Short-Intermediate Investment Grade
Debt Funds Average[1]	2.00	2.20
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Short-Intermediate
		Investment Grade
	Portfolio[2]	Debt Funds Average[3]
Short-Term Investment-Grade Portfolio	0.16%	0.86%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.16%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Short-Term Investment-Grade Portfolio

Portfolio Profile
As of December 31, 2016

Financial Attributes
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Bonds	2,091	2,512	10,054
Yield[3]	2.0%	2.2%	2.6%
Yield to Maturity	2.1%[4]	2.2%	2.6%
Average Coupon	1.6%	3.2%	3.1%
Average Effective
Maturity	3.1 years	2.9 years	8.1 years
Average Duration	2.5 years	2.7 years	5.9 years
Expense Ratio[5]	0.16%	—	—
Short-Term Reserves	3.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.97	0.76
Beta	0.92	0.39

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	16.9%
1–3 Years	42.6
3–5 Years	24.4
5–7 Years	7.0
7–10 Years	8.8
10–20 Years	0.2
20–30 Years	0.1

Sector Diversification[6] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	21.9%
Finance	27.9
Foreign	6.3
Government Mortgage-Backed	0.2
Industrial	23.6
Treasury/Agency	16.0
Utilities	3.5
Other	0.6

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available. Not rated securities include a fund’s investment in Vanguard Market Liquidity Fund or Vanguard Municipal Cash Management Fund, each of which invests in high-quality money market instruments and may serve as a cash management vehicle for the Vanguard funds, trusts, and accounts.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. 1–5 Year Credit Bond Index.
2 Bloomberg Barclays U.S. Aggregate Bond Index.
3 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earlirst possible dates.
4 Before expenses.
5 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense was 0.16%.
6 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

2

Vanguard Short-Term Investment-Grade Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Short-Term Investment-Grade Portfolio	2.72%	2.21%	3.38%	$13,943
Bloomberg Barclays U.S. 1–5 Year Credit
Bond Index	2.58	2.46	3.86	14,606
Variable Insurance Short-Intermediate
Investment Grade Debt Funds Average[1]	2.00	1.17	2.20	12,433
Bloomberg Barclays U.S. Aggregate
Bond Index	2.65	2.23	4.34	15,300

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Short-Term Investment-Grade Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (15.8%)
U.S. Government Securities (15.8%)
United States Treasury Inflation
Indexed Bonds	0.125%	4/15/21	15,527	15,925
United States Treasury Inflation
Indexed Bonds	0.625%	1/15/26	15,172	15,551
[1] United States Treasury Inflation
Indexed Bonds	0.125%	7/15/26	15,176	14,783
United States Treasury Note/Bond	0.875%	6/15/17	1,300	1,301
United States Treasury Note/Bond	0.625%	6/30/17	6,800	6,799
United States Treasury Note/Bond	0.750%	6/30/17	5,136	5,138
United States Treasury Note/Bond	0.875%	11/15/17	6,700	6,700
United States Treasury Note/Bond	1.000%	3/15/18	6,538	6,540
United States Treasury Note/Bond	0.625%	4/30/18	1,000	995
United States Treasury Note/Bond	1.250%	11/15/18	6,850	6,861
United States Treasury Note/Bond	1.125%	1/15/19	6,800	6,786
United States Treasury Note/Bond	1.250%	1/31/19	6,000	6,002
United States Treasury Note/Bond	0.750%	2/15/19	20,100	19,899
United States Treasury Note/Bond	2.750%	2/15/19	1,000	1,031
United States Treasury Note/Bond	1.500%	2/28/19	4,600	4,625
United States Treasury Note/Bond	1.000%	3/15/19	8,300	8,256
[2] United States Treasury Note/Bond	1.625%	3/31/19	8,500	8,566
United States Treasury Note/Bond	0.875%	4/15/19	7,200	7,134
United States Treasury Note/Bond	1.625%	4/30/19	4,500	4,535
United States Treasury Note/Bond	0.875%	6/15/19	9,000	8,905
United States Treasury Note/Bond	1.625%	6/30/19	5,010	5,047
United States Treasury Note/Bond	0.750%	7/15/19	14,518	14,307
United States Treasury Note/Bond	0.750%	8/15/19	15,129	14,895
United States Treasury Note/Bond	1.000%	8/31/19	6,770	6,704
United States Treasury Note/Bond	1.625%	8/31/19	3,000	3,020
United States Treasury Note/Bond	1.375%	10/31/20	6,400	6,317
[2] United States Treasury Note/Bond	1.625%	11/30/20	6,927	6,895
United States Treasury Note/Bond	2.000%	2/28/21	1,000	1,007
United States Treasury Note/Bond	1.875%	5/31/22	1,000	991
United States Treasury Note/Bond	1.750%	9/30/22	1,000	980
				216,495
Conventional Mortgage-Backed Securities (0.0%)
[3,4] Freddie Mac Gold Pool	6.000%	4/1/17	1	1

Nonconventional Mortgage-Backed Securities (0.0%)
[3,4,5] Fannie Mae Pool	2.530%	12/1/32	9	9
[3,4,5] Fannie Mae Pool	2.678%	6/1/33	65	68
[3,4,5] Fannie Mae Pool	2.685%	7/1/32	8	9
[3,4,5] Fannie Mae Pool	2.715%	9/1/32	1	1
[3,4,5] Fannie Mae Pool	2.779%	5/1/33	50	53
[3,4,5] Fannie Mae Pool	2.783%	2/1/37	29	31
[3,4,5] Fannie Mae Pool	3.000%	9/1/32	5	6
[3,4,5] Fannie Mae Pool	3.010%	8/1/37	14	15
[3,4,5] Fannie Mae Pool	3.035%	8/1/33	98	101
[3,4,5] Fannie Mae Pool	3.050%	7/1/33	133	137
[3,4,5] Fannie Mae Pool	3.145%	5/1/33	11	11
[3,4,5] Freddie Mac Non Gold Pool	2.754%	9/1/32	1	1
[3,4,5] Freddie Mac Non Gold Pool	2.836%	1/1/33	13	14
[3,4,5] Freddie Mac Non Gold Pool	3.000%	8/1/37	49	52
[3,4,5] Freddie Mac Non Gold Pool	3.086%	2/1/33	11	12

[3,4,5] Freddie Mac Non Gold Pool		3.143%	9/1/32	20	20
[3,4,5] Freddie Mac Non Gold Pool		3.211%	8/1/33	20	21
[3,4,5] Freddie Mac Non Gold Pool		3.435%	10/1/32	12	12
					573
Total U.S. Government and Agency Obligations
(Cost $219,138)					217,069
Asset-Backed/Commercial Mortgage-Backed Securities (22.2%)
[3]	Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	280	279
[3]	Ally Auto Receivables Trust 2015-1	2.260%	10/15/20	100	100
[3]	Ally Master Owner Trust Series 2012-5	1.540%	9/15/19	1,600	1,602
[3,5] Ally Master Owner Trust Series 2014-1		1.174%	1/15/19	250	250
[3,5] American Express Credit Account
	Secured Note Trust 2012-4	1.254%	5/15/20	700	701
[3,5,6] American Homes 4 Rent 2014-SFR1		1.736%	6/17/31	118	118
[3,5,6] American Homes 4 Rent 2014-SFR1		2.086%	6/17/31	110	110
[3,6] American Homes 4 Rent 2014-SFR2		3.786%	10/17/36	289	296
[3,6] American Homes 4 Rent 2014-SFR2		4.290%	10/17/36	80	82
[3,6] American Homes 4 Rent 2014-SFR3		3.678%	12/17/36	425	431
[3,6] American Homes 4 Rent 2015-SFR1		3.467%	4/17/52	368	369
[3,6] American Homes 4 Rent 2015-SFR2		3.732%	10/17/45	176	179
[3,6] American Homes 4 Rent 2015-SFR2		4.295%	10/17/45	100	102
[3,6] Americold 2010 LLC Trust Series
	2010-ART	4.954%	1/14/29	415	443
[3,6] Americold 2010 LLC Trust Series
	2010-ART	6.811%	1/14/29	275	307
[3]	AmeriCredit Automobile Receivables
	Trust 2013-1	1.570%	1/8/19	33	33
[3]	AmeriCredit Automobile Receivables
	Trust 2013-2	1.790%	3/8/19	184	184
[3]	AmeriCredit Automobile Receivables
	Trust 2013-3	2.380%	6/10/19	400	402
[3]	AmeriCredit Automobile Receivables
	Trust 2013-3	3.000%	7/8/19	500	506
[3]	AmeriCredit Automobile Receivables
	Trust 2013-4	2.720%	9/9/19	80	80
[3]	AmeriCredit Automobile Receivables
	Trust 2013-4	3.310%	10/8/19	110	112
[3]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.290%	11/8/19	155	156
[3]	AmeriCredit Automobile Receivables
	Trust 2013-5	2.860%	12/9/19	175	177
[3]	AmeriCredit Automobile Receivables
	Trust 2014-1	2.150%	3/9/20	100	100
[3]	AmeriCredit Automobile Receivables
	Trust 2014-2	2.180%	6/8/20	280	282
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	1.540%	3/9/20	650	651
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.080%	9/8/20	170	171
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	2.730%	3/8/21	290	292
[3]	AmeriCredit Automobile Receivables
	Trust 2015-3	3.340%	8/8/21	200	203
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	1.810%	10/8/20	460	460
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	2.890%	1/10/22	280	283

4

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	AmeriCredit Automobile Receivables
	Trust 2016-1	3.590%	2/8/22	200	203
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	1.600%	11/9/20	370	369
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.210%	5/10/21	120	120
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	2.870%	11/8/21	130	131
[3]	AmeriCredit Automobile Receivables
	Trust 2016-2	3.650%	5/9/22	220	224
[3]	AmeriCredit Automobile Receivables
	Trust 2016-3	1.460%	5/10/21	590	587
[3]	AmeriCredit Automobile Receivables
	Trust 2016-3	2.710%	9/8/22	240	236
[3]	AmeriCredit Automobile Receivables
	Trust 2016-4	1.530%	7/8/21	330	328
[3]	AmeriCredit Automobile Receivables
	Trust 2016-4	2.410%	7/8/22	595	588
[3,6] AOA 2015-1177 Mortgage Trust		2.957%	12/13/29	280	284
[3,6] Applebee’s Funding LLC/IHOP
	Funding LLC 2014-1	4.277%	9/5/44	270	267
[3,6] ARI Fleet Lease Trust 2015-A		1.670%	9/15/23	160	159
[3,6] ARL Second LLC 2014-1A		2.920%	6/15/44	469	457
[3,6] Aventura Mall Trust 2013-AVM		3.743%	12/5/32	480	504
[3,6] Avis Budget Rental Car Funding
	AESOP LLC 2013-1A	1.920%	9/20/19	360	358
[3,6] Avis Budget Rental Car Funding
	AESOP LLC 2013-2A	2.970%	2/20/20	500	505
[3,6] Avis Budget Rental Car Funding
	AESOP LLC 2015-1A	2.500%	7/20/21	730	722
[3,6] Avis Budget Rental Car Funding
	AESOP LLC 2015-2A	2.630%	12/20/21	1,120	1,106
[3,6] Avis Budget Rental Car Funding
	AESOP LLC 2016-1A	2.990%	6/20/22	600	598
[3,6] Avis Budget Rental Car Funding
	AESOP LLC 2016-2A	2.720%	11/20/22	425	417
[3,6] BAMLL Commercial Mortgage
	Securities Trust 2012-PARK	2.959%	12/10/30	125	126
[3]	Banc of America Commercial
	Mortgage Trust 2007-2	5.587%	4/10/49	581	583
[3]	Banc of America Commercial
	Mortgage Trust 2008-1	6.191%	2/10/51	1,300	1,336
[3]	Banc of America Commercial
	Mortgage Trust 2008-1	6.235%	2/10/51	111	114
[3]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	3.705%	9/15/48	220	228
[3]	Banc of America Commercial
	Mortgage Trust 2015-UBS7	4.366%	9/15/48	40	39
[3,7] Banc of America Funding 2006-H Trust		3.218%	9/20/46	353	316
[3]	Bank of America Mortgage 2002-J
	Trust	3.961%	9/25/32	1	1
[3,5,6] Bank of America Student Loan Trust
	2010-1A	1.682%	2/25/43	422	420
[6]	Bank of Montreal	1.750%	6/15/21	570	552
	Bank of Nova Scotia	1.850%	4/14/20	460	452
	Bank of Nova Scotia	1.875%	4/26/21	470	458
[6]	Bank of Nova Scotia	1.875%	9/20/21	590	572
[3,7] Bear Stearns ARM Trust 2006-4		3.145%	10/25/36	534	501
[3,7] Bear Stearns ARM Trust 2007-3		3.183%	5/25/47	428	400
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.711%	6/11/40	349	351
[3]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.650%	6/11/50	1,589	1,615
[3,5,6] BMW Floorplan Master Owner Trust
	2015-1A	1.204%	7/15/20	1,425	1,425
[3]	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	570	570
[3]	BMW Vehicle Lease Trust 2016-2	1.430%	9/20/19	290	290
[3]	BMW Vehicle Lease Trust 2016-2	1.570%	2/20/20	280	279
[3,5] Brazos Higher Education Authority Inc.
	Series 2005-3	1.197%	6/25/26	350	340

[3,5] Brazos Higher Education Authority Inc.
	Series 2011-1	1.725%	2/25/30	502	498
[3]	Cabela’s Credit Card Master Note
	Trust 2015-1A	2.260%	3/15/23	220	220
[3,5] Cabela’s Credit Card Master Note
	Trust 2015-2A	1.374%	7/17/23	600	602
[3,5] Cabela’s Credit Card Master Note
	Trust 2016-1	1.554%	6/15/22	1,040	1,049
[3,6] CAL Funding II Ltd. Series 2012-1A		3.470%	10/25/27	117	114
[3,6] CAL Funding II Ltd. Series 2013-1A		3.350%	3/27/28	219	210
[3,6] California Republic Auto Receivables
	Trust 2015-4	2.580%	6/15/21	400	403
[3]	California Republic Auto Receivables
	Trust 2016-2	1.560%	7/15/20	200	200
[3]	California Republic Auto Receivables
	Trust 2016-2	1.830%	12/15/21	260	258
[3]	California Republic Auto Receivables
	Trust 2016-2	2.520%	5/16/22	150	147
[3]	California Republic Auto Receivables
	Trust 2016-2	3.510%	3/15/23	70	69
[6]	Canadian Imperial Bank of Commerce	2.250%	7/21/20	530	531
[3]	Capital Auto Receivables Asset Trust
	2013-1	1.740%	10/22/18	41	41
[3]	Capital Auto Receivables Asset Trust
	2013-3	3.690%	2/20/19	315	319
[3]	Capital Auto Receivables Asset Trust
	2013-4	1.470%	7/20/18	360	360
[3]	Capital Auto Receivables Asset Trust
	2013-4	2.060%	10/22/18	370	371
[3]	Capital Auto Receivables Asset Trust
	2013-4	2.670%	2/20/19	330	332
[3]	Capital Auto Receivables Asset Trust
	2013-4	3.220%	5/20/19	290	294
[3]	Capital Auto Receivables Asset Trust
	2014-1	1.690%	10/22/18	300	300
[3]	Capital Auto Receivables Asset Trust
	2014-1	2.220%	1/22/19	150	151
[3]	Capital Auto Receivables Asset Trust
	2014-1	2.840%	4/22/19	100	101
[3]	Capital Auto Receivables Asset Trust
	2014-1	3.390%	7/22/19	100	101
[3]	Capital Auto Receivables Asset Trust
	2015-3	1.940%	1/21/20	530	533
[3]	Capital Auto Receivables Asset Trust
	2015-3	2.130%	5/20/20	520	522
[3]	Capital Auto Receivables Asset Trust
	2015-3	2.430%	9/21/20	150	151
[3]	Capital Auto Receivables Asset Trust
	2015-3	2.900%	12/21/20	170	172
[3]	Capital Auto Receivables Asset Trust
	2016-2	1.630%	1/20/21	190	188
[3]	Capital Auto Receivables Asset Trust
	2016-2	3.160%	11/20/23	40	40
[3]	Capital Auto Receivables Asset Trust
	2016-3	1.540%	8/20/20	250	249
[3]	Capital Auto Receivables Asset Trust
	2016-3	1.690%	3/20/21	90	89
[3]	Capital Auto Receivables Asset Trust
	2016-3	2.350%	9/20/21	140	138
[3]	Capital Auto Receivables Asset Trust
	2016-3	2.650%	1/20/24	80	79
[3,5] Capital One Multi-Asset Execution
	Trust 2014-A3	1.084%	1/18/22	935	936
[3]	Capital One Multi-asset Execution
	Trust 2015-A4	2.750%	5/15/25	1,450	1,474
[3]	Capital One Multi-asset Execution
	Trust 2015-A8	2.050%	8/15/23	370	370
[3,5] Capital One Multi-Asset Execution
	Trust 2016-A2	1.334%	2/15/24	550	553
[3,5,6] CARDS II Trust 2016-1A		1.404%	7/15/21	1,355	1,360
[3]	Carmax Auto Owner Trust 2013-3	2.850%	2/18/20	85	85

5

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Carmax Auto Owner Trust 2014-1	1.690%	8/15/19	50	50
[3]	Carmax Auto Owner Trust 2014-1	1.930%	11/15/19	100	100
[3]	Carmax Auto Owner Trust 2015-1	1.830%	7/15/20	70	70
[3]	Carmax Auto Owner Trust 2015-2	3.040%	11/15/21	140	140
[3]	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	280	281
[3]	Carmax Auto Owner Trust 2015-3	2.280%	4/15/21	107	107
[3]	Carmax Auto Owner Trust 2015-3	2.680%	6/15/21	150	151
[3]	CarMax Auto Owner Trust 2016-2	2.160%	12/15/21	120	119
[3]	CarMax Auto Owner Trust 2016-2	3.250%	11/15/22	140	139
[3]	CarMax Auto Owner Trust 2016-3	2.200%	6/15/22	140	137
[3]	CarMax Auto Owner Trust 2016-3	2.940%	1/17/23	100	98
[3]	CarMax Auto Owner Trust 2016-4	1.400%	8/15/21	460	455
[3]	CarMax Auto Owner Trust 2016-4	1.600%	6/15/22	220	216
[3]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	35	34
[3]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	2.161%	10/15/21	700	705
[3,6] CFCRE Commercial Mortgage Trust
	2011-C2	5.933%	12/15/47	390	442
[3]	CFCRE Commercial Mortgage Trust
	2016-C4	3.283%	5/10/58	500	494
[3,5] Chase Issuance Trust 2007-C1		1.164%	4/15/19	800	800
[3,5] Chase Issuance Trust 2016-A1		1.114%	5/17/21	108	108
[3,6] Chesapeake Funding II LLC 2016-2A		1.880%	6/15/28	2,190	2,184
[3]	CHL Mortgage Pass-Through Trust
	2003-HYB3	3.054%	11/19/33	29	28
[3,7] CHL Mortgage Pass-Through Trust
	2006-HYB1	2.981%	3/20/36	266	219
[3,7] CHL Mortgage Pass-Through Trust
	2007-HYB2	3.141%	2/25/47	282	235
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	1.830%	3/15/19	100	100
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.280%	7/15/19	115	116
[3,6] Chrysler Capital Auto Receivables
	Trust 2013-AA	2.930%	8/17/20	125	126
[3,6] Chrysler Capital Auto Receivables
	Trust 2014-AA	2.280%	11/15/19	240	241
[3,6] Chrysler Capital Auto Receivables
	Trust 2014-BA	3.440%	8/16/21	10	10
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.260%	10/15/20	500	503
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	2.700%	12/15/20	160	161
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	3.260%	4/15/21	245	248
[3,6] Chrysler Capital Auto Receivables
	Trust 2015-BA	4.170%	1/16/23	375	379
[3,6] Chrysler Capital Auto Receivables
	Trust 2016-AA	2.880%	2/15/22	120	121
[3,6] Chrysler Capital Auto Receivables
	Trust 2016-AA	4.220%	2/15/23	630	631
[3,6] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.640%	7/15/21	240	238
[3,6] Chrysler Capital Auto Receivables
	Trust 2016-BA	1.870%	2/15/22	130	128
[3,5] Citibank Credit Card Issuance Trust
	2008-A7	2.114%	5/20/20	1,220	1,240
[3]	Citibank Credit Card Issuance Trust
	2014-A1	2.880%	1/23/23	70	72
[3]	Citibank Credit Card Issuance Trust
	2014-A6	2.150%	7/15/21	1,980	1,997
[3]	Citigroup Commercial Mortgage Trust
	2012-GC8	3.024%	9/10/45	150	154
[3,6] Citigroup Commercial Mortgage Trust
	2012-GC8	3.683%	9/10/45	52	54
[3]	Citigroup Commercial Mortgage Trust
	2013-GC11	1.987%	4/10/46	90	90
[3]	Citigroup Commercial Mortgage Trust
	2013-GC11	3.093%	4/10/46	150	153

[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.161%	9/10/46	546	559
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	3.942%	9/10/46	200	210
[3]	Citigroup Commercial Mortgage Trust
	2013-GC15	4.371%	9/10/46	90	98
[3]	Citigroup Commercial Mortgage Trust
	2014-GC19	4.023%	3/10/47	370	392
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.477%	5/10/47	270	281
[3]	Citigroup Commercial Mortgage Trust
	2014-GC21	3.855%	5/10/47	1,150	1,207
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.622%	7/10/47	570	590
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	3.863%	7/10/47	310	317
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.175%	7/10/47	130	136
[3]	Citigroup Commercial Mortgage Trust
	2014-GC23	4.453%	7/10/47	153	154
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.372%	10/10/47	400	406
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	3.635%	10/10/47	1,195	1,233
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	4.345%	10/10/47	170	179
[3]	Citigroup Commercial Mortgage Trust
	2014-GC25	4.532%	10/10/47	20	20
[3]	Citigroup Commercial Mortgage Trust
	2015-GC27	2.944%	2/10/48	180	181
[3]	Citigroup Commercial Mortgage Trust
	2015-GC27	3.137%	2/10/48	770	767
[3]	Citigroup Commercial Mortgage Trust
	2015-GC31	3.762%	6/10/48	415	431
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	3.778%	9/10/58	780	812
[3]	Citigroup Commercial Mortgage Trust
	2015-GC33	4.571%	9/10/58	100	99
[3]	Citigroup Commercial Mortgage Trust
	2016-C1	3.209%	5/10/49	790	772
[3]	Citigroup Commercial Mortgage Trust
	CGCMT_14-GC21	3.575%	5/10/47	175	181
[3,7] Citigroup Mortgage Loan Trust
	2007-AR8	3.159%	7/25/37	202	189
[3,6] CKE Restaurant Holdings Inc. 2013-1A		4.474%	3/20/43	543	535
[3,6] CLI Funding V LLC 2013-1A		2.830%	3/18/28	402	383
[3]	COBALT CMBS Commercial Mortgage
	Trust 2007-C2	5.484%	4/15/47	332	333
[3,5,6] Colony American Homes 2014-1		2.136%	5/17/31	278	278
[3,5,6] Colony American Homes 2014-1		2.336%	5/17/31	395	392
[3,5,6] Colony American Homes 2015-1		1.936%	7/17/32	269	269
[3,5,6] Colony American Homes 2015-1		2.236%	7/17/32	20	20
[3,5,6] Colony American Homes Single-Family
	Rental Pass-Through Certificates
	2014-2	2.086%	7/17/31	350	347
[3,5,6] Colony Starwood Homes 2016-1A Trust		2.236%	7/17/33	240	240
[3,5,6] Colony Starwood Homes 2016-1A Trust		2.886%	7/17/33	105	106
[3]	COMM 15-CCRE22 Mortgage Trust	3.309%	3/10/48	825	833
[3]	COMM 2007-C9 Mortgage Trust	5.812%	12/10/49	456	461
[3]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	75	77
[3]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	100	104
[3]	COMM 2012-CCRE3 Mortgage Trust	2.822%	10/15/45	505	511
[3,6] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	260	266
[3]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	260	262
[3]	COMM 2012-CCRE4 Mortgage Trust	3.251%	10/15/45	40	41
[3]	COMM 2012-CCRE5 Mortgage Trust	2.771%	12/10/45	70	70
[3]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	270	286
[3]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	1,047	1,128
[3]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	350	368
[3]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	180	189
[3]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	1,000	1,066

6

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	COMM 2013-CCRE13 Mortgage Trust	4.194%	11/10/23	650	701
[3]	COMM 2013-CCRE13 Mortgage Trust	4.749%	12/10/23	110	121
[3]	COMM 2013-CCRE13 Mortgage Trust	4.749%	12/10/23	200	209
[3,6] COMM 2013-CCRE6 Mortgage Trust		3.147%	3/10/46	250	250
[3,6] COMM 2013-CCRE6 Mortgage Trust		3.397%	3/10/46	70	70
[3]	COMM 2013-CCRE8 Mortgage Trust	3.334%	6/10/46	70	73
[3]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	1,165	1,217
[3]	COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	675	731
[3,6] COMM 2013-CCRE9 Mortgage Trust		4.256%	7/10/45	250	265
[3]	COMM 2013-CCRE9 Mortgage Trust	2.972%	8/10/46	529	541
[3]	COMM 2013-CCRE9 Mortgage Trust	3.795%	8/10/46	250	262
[3,6] COMM 2013-CR9 Mortgage Trust		4.256%	7/10/45	280	283
[3]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	501	509
[3,6] COMM 2013-LC13 Mortgage Trust		3.774%	8/10/46	250	264
[3]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	315	339
[3,6] COMM 2013-LC13 Mortgage Trust		4.557%	8/10/46	435	467
[3]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	100	101
[3,6] COMM 2013-SFS Mortgage Trust		2.987%	4/12/35	110	109
[3,6] COMM 2014-277P Mortgage Trust		3.611%	8/10/49	980	1,013
[3]	COMM 2014-CCRE14 Mortgage Trust	3.743%	2/10/47	130	137
[3]	COMM 2014-CCRE14 Mortgage Trust	4.236%	2/10/47	240	259
[3]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	300	305
[3]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	450	480
[3]	COMM 2014-CCRE15 Mortgage Trust	4.426%	2/10/47	250	266
[3]	COMM 2014-CCRE17 Mortgage Trust	3.700%	5/10/47	40	42
[3]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	1,130	1,196
[3]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	300	314
[3]	COMM 2014-CCRE18 Mortgage Trust	3.828%	7/15/47	715	750
[3]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	915	944
[3]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	860	883
[3]	COMM 2014-CR17 Mortgage Trust	4.174%	5/10/47	650	682
[3]	COMM 2014-CR17 Mortgage Trust	4.735%	5/10/47	200	206
[3]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	465	489
[3]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	750	781
[3]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	753	773
[3]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	570	586
[3]	COMM 2015-CR24 Mortgage Trust	3.445%	8/10/48	200	207
[3]	COMM 2015-CR24 Mortgage Trust	3.696%	8/10/48	415	430
[3]	COMM 2015-CR27 Mortgage Trust	4.472%	10/10/48	210	206
[3]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	90	92
[3]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	360	362
[6]	Commonwealth Bank of Australia	2.000%	6/18/19	600	600
[6]	Commonwealth Bank of Australia	2.125%	7/22/20	750	748
[3,6] Core Industrial Trust 2015-TEXW		3.077%	2/10/34	1,040	1,060
[3]	Credit Suisse Commercial Mortgage
	Trust Series 2008-C1	6.062%	2/15/41	767	792
[3]	CSAIL 2015-C1 Commercial Mortgage
	Trust	3.505%	4/15/50	290	297
[3]	CSAIL 2015-C2 Commercial Mortgage
	Trust	3.504%	6/15/57	1,000	1,019
[3]	CSAIL 2015-C3 Commercial Mortgage
	Trust	3.718%	8/15/48	414	429
[3]	CSAIL 2015-C4 Commercial Mortgage
	Trust	3.808%	11/15/48	738	765
[3]	CSAIL 2016-C5 Commercial Mortgage
	Trust	4.537%	11/15/48	220	226
[3]	CSAIL 2016-C7 Commercial Mortgage
	Trust	3.502%	11/15/49	830	830
[3]	CSAIL Commercial Mortgage Trust
	2015-C3	4.360%	8/15/48	240	238
[3,6] DB Master Finance LL 2015-1		3.262%	2/20/45	214	214
[3]	DBJPM 16-C1 Mortgage Trust	3.352%	5/10/49	60	56
[3]	Discover Card Execution Note Trust
	2012-A6	1.670%	1/18/22	2,700	2,689
[3,5] Discover Card Execution Note Trust
	2013-A1	1.004%	8/17/20	547	547
[3]	Discover Card Execution Note Trust
	2014-A4	2.120%	12/15/21	1,400	1,412
[3]	Discover Card Execution Note Trust
	2015-A4	2.190%	4/17/23	1,050	1,050
[3,6] Drive Auto Receivables Trust 2015-A		2.280%	6/17/19	135	135

[3,6] Drive Auto Receivables Trust 2015-A	3.060%	5/17/21	190	192
[3,6] Drive Auto Receivables Trust 2015-A	4.120%	7/15/22	140	142
[3,6] Drive Auto Receivables Trust 2015-BA	2.120%	6/17/19	67	67
[3,6] Drive Auto Receivables Trust 2015-BA	2.760%	7/15/21	420	423
[3,6] Drive Auto Receivables Trust 2015-BA	3.840%	7/15/21	250	250
[3,6] Drive Auto Receivables Trust 2015-C	2.230%	9/16/19	182	182
[3,6] Drive Auto Receivables Trust 2015-C	3.010%	5/17/21	515	519
[3,6] Drive Auto Receivables Trust 2015-C	4.200%	9/15/21	380	383
[3,6] Drive Auto Receivables Trust 2015-DA	2.590%	12/16/19	698	700
[3,6] Drive Auto Receivables Trust 2015-DA	3.380%	11/15/21	750	762
[3,6] Drive Auto Receivables Trust 2015-DA	4.590%	1/17/23	750	769
[3,6] Drive Auto Receivables Trust 2016-AA	2.110%	5/15/19	511	512
[3,6] Drive Auto Receivables Trust 2016-AA	3.910%	5/17/21	170	173
[3,6] Drive Auto Receivables Trust 2016-BA	1.670%	7/15/19	30	30
[3,6] Drive Auto Receivables Trust 2016-BA	2.560%	6/15/20	200	201
[3,6] Drive Auto Receivables Trust 2016-BA	3.190%	7/15/22	340	342
[3,6] Drive Auto Receivables Trust 2016-BA	4.530%	8/15/23	480	482
[3,6] Drive Auto Receivables Trust 2016-C	1.670%	11/15/19	630	630
[3,6] Drive Auto Receivables Trust 2016-C	2.370%	11/16/20	490	490
[3,6] Drive Auto Receivables Trust 2016-C	4.180%	3/15/24	540	536
[3,5,6] Edsouth Indenture No 5 LLC 2015-1	1.556%	10/25/56	608	596
[3,6] Enterprise Fleet Financing LLC Series
2015-1	1.740%	9/20/20	140	139
[3,6] Enterprise Fleet Financing LLC Series
2015-2	2.090%	2/22/21	600	602
[3,6] Enterprise Fleet Financing LLC Series
2016-2	2.040%	2/22/22	240	237
[3,5,6] Evergreen Credit Card Trust 2016-3	1.204%	11/16/20	650	650
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C02	1.906%	5/25/25	7	7
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C02	1.956%	5/25/25	44	44
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C03	2.256%	7/25/25	83	83
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C03	2.256%	7/25/25	159	160
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C04	2.356%	4/25/28	266	267
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2015-C04	2.456%	4/25/28	157	158
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2016-C04	2.206%	1/25/29	156	157
[3,4,5] Fannie Mae Connecticut Avenue
Securities 2016-C05	2.106%	1/25/29	92	93
[3,7] First Horizon Mortgage Pass-Through
Trust 2006-AR3	2.402%	11/25/36	174	158
[3,7] First Horizon Mortgage Pass-Through
Trust 2006-AR4	2.900%	1/25/37	389	334
[3,6] Flagship Credit Auto Trust 2016-4	1.960%	2/15/21	380	378
[3] Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	420	420
[3] Ford Credit Auto Lease Trust 2015-B	1.920%	3/15/19	380	379
[3] Ford Credit Auto Owner Trust 2013-D	1.720%	7/15/19	310	311
[3,6] Ford Credit Auto Owner Trust 2014-1	2.260%	11/15/25	630	635
[3,6] Ford Credit Auto Owner Trust 2014-1	2.410%	11/15/25	260	261
[3,6] Ford Credit Auto Owner Trust 2014-2	2.310%	4/15/26	630	635
[3,6] Ford Credit Auto Owner Trust 2014-2	2.510%	4/15/26	140	140
[3,6] Ford Credit Auto Owner Trust 2015-1	2.120%	7/15/26	510	510
[3,6] Ford Credit Auto Owner Trust 2015-2	2.440%	1/15/27	1,500	1,511
[3] Ford Credit Auto Owner Trust 2015-B	2.040%	10/15/20	310	311
[3] Ford Credit Auto Owner Trust 2015-C	2.010%	3/15/21	295	296
[3] Ford Credit Auto Owner Trust 2015-C	2.260%	3/15/22	135	135
[3] Ford Credit Auto Owner Trust 2016-B	1.850%	9/15/21	170	169
[3,6] Ford Credit Auto Owner Trust 2016-
REV1	2.310%	8/15/27	750	748
[3,6] Ford Credit Auto Owner Trust 2016-
REV2	2.030%	12/15/27	1,790	1,759
[3] Ford Credit Floorplan Master Owner
Trust A Series 2012-2	1.920%	1/15/19	700	700
[3] Ford Credit Floorplan Master Owner
Trust A Series 2012-5	1.490%	9/15/19	1,827	1,829

7

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	1.690%	9/15/19	200	200
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2012-5	2.140%	9/15/19	200	200
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.100%	6/15/20	150	151
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.290%	6/15/20	150	151
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2013-4	2.790%	6/15/20	60	60
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.400%	2/15/19	200	200
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	2.310%	2/15/21	100	100
[3,5] Ford Credit Floorplan Master Owner
	Trust A Series 2014-2	1.204%	2/15/21	130	130
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	1,680	1,681
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-2	1.980%	1/15/22	273	272
[3]	Ford Credit Floorplan Master Owner
	Trust A Series 2015-5	2.390%	8/15/22	1,850	1,859
[3,5] Ford Credit Floorplan Master Owner
	Trust A Series 2016-3	1.324%	7/15/21	1,490	1,495
[3,5] Ford Credit Floorplan Master Owner
	Trust A Series 2016-4	1.234%	7/15/20	1,150	1,153
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA2	2.006%	10/25/28	177	178
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA2	2.956%	10/25/28	250	253
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA3	1.856%	12/25/28	216	217
[3,4,5] Freddie Mac Structured Agency Credit
	Risk Debt Notes 2016-DNA3	2.756%	12/25/28	250	252
[3,6] FRS I LLC 2013-1A		1.800%	4/15/43	70	68
[3,6] FRS I LLC 2013-1A		3.080%	4/15/43	488	479
[3]	GE Capital Credit Card Master Note
	Trust Series 2012-2	2.220%	1/15/22	2,000	2,013
[3]	GE Capital Credit Card Master Note
	Trust Series 2012-6	1.360%	8/17/20	1,275	1,276
[3,5] GE Dealer Floorplan Master Note Trust
	Series 2012-2	1.489%	4/22/19	900	901
[3,5] GE Dealer Floorplan Master Note Trust
	Series 2015-2	1.389%	1/20/22	500	501
[3]	GM Financial Automobile Leasing Trust
	2015-3	1.690%	3/20/19	670	672
[3]	GM Financial Automobile Leasing Trust
	2015-3	1.810%	11/20/19	70	70
[3]	GM Financial Automobile Leasing Trust
	2016-2	2.580%	3/20/20	150	150
[3]	GM Financial Automobile Leasing Trust
	2016-3	1.610%	12/20/19	240	239
[3]	GM Financial Automobile Leasing Trust
	2016-3	1.780%	5/20/20	220	218
[3]	GM Financial Leasing Trust 2015-1	1.730%	6/20/19	150	150
[3]	GM Financial Leasing Trust 2015-2	2.420%	7/22/19	140	141
[3]	GM Financial Leasing Trust 2015-2	2.990%	7/22/19	120	121
[3]	GM Financial Leasing Trust 2015-3	2.320%	11/20/19	90	90
[3]	GM Financial Leasing Trust 2015-3	2.980%	11/20/19	190	191
[3]	GM Financial Leasing Trust 2015-3	3.480%	8/20/20	190	192
[3]	GMACM Mortgage Loan Trust 2005-
	AR6	3.407%	11/19/35	73	70
[3,6] GMF Floorplan Owner Revolving Trust
	2015-1	1.650%	5/15/20	1,450	1,449
[3,6] GMF Floorplan Owner Revolving Trust
	2015-1	1.970%	5/15/20	250	249
[3,5,6] GMF Floorplan Owner Revolving Trust
	2016-1	1.554%	5/17/21	1,050	1,056
[3,6] GMF Floorplan Owner Revolving Trust
	2016-1	2.410%	5/17/21	290	287

[3,6] GMF Floorplan Owner Revolving Trust
2016-1	2.850%	5/17/21	220	218
[3,6] Golden Credit Card Trust 2012-2A	1.770%	1/15/19	1,265	1,265
[3,5,6] Golden Credit Card Trust 2015-1A	1.144%	2/15/20	1,200	1,201
[3,6] Golden Credit Card Trust 2015-2A	2.020%	4/15/22	1,345	1,339
[3,6] Golden Credit Card Trust 2016-5A	1.600%	9/15/21	1,520	1,515
[3,6] GRACE 2014-GRCE Mortgage Trust	3.369%	6/10/28	500	519
[3,6] Great America Leasing Receivables
2015-1	2.020%	6/21/21	120	120
[3,6] GS Mortgage Securities Trust
2010-C2	5.184%	12/10/43	100	110
[3,6] GS Mortgage Securities Trust
2011-GC3	5.633%	3/10/44	70	76
[3,6] GS Mortgage Securities Trust
2012-ALOHA	3.551%	4/10/34	790	825
[3,6] GS Mortgage Securities Trust
2012-BWTR	2.954%	11/5/34	860	863
[3,6] GS Mortgage Securities Trust
2012-GC6	4.948%	1/10/45	25	27
[3] GS Mortgage Securities Trust
2012-GCJ7	5.730%	5/10/45	210	223
[3] GS Mortgage Securities Trust
2013-GC13	4.033%	7/10/46	525	567
[3,6] GS Mortgage Securities Trust
2013-GC13	4.066%	7/10/46	140	144
[3] GS Mortgage Securities Trust
2013-GC14	3.955%	8/10/46	575	608
[3] GS Mortgage Securities Trust
2013-GCJ12	3.135%	6/10/46	295	298
[3] GS Mortgage Securities Trust
2013-GCJ12	3.777%	6/10/46	200	204
[3] GS Mortgage Securities Trust
2013-GCJ14	2.995%	8/10/46	453	459
[3] GS Mortgage Securities Trust
2013-GCJ14	3.817%	8/10/46	200	208
[3] GS Mortgage Securities Trust
2013-GCJ14	4.243%	8/10/46	1,015	1,098
[3] GS Mortgage Securities Trust
2014-GC20	3.998%	4/10/47	876	921
[3] GS Mortgage Securities Trust
2014-GC20	4.258%	4/10/47	20	21
[3] GS Mortgage Securities Trust
2014-GC24	3.931%	9/10/47	1,007	1,058
[3] GS Mortgage Securities Trust
2014-GC24	4.162%	9/10/47	380	403
[3] GS Mortgage Securities Trust
2014-GC24	4.507%	9/10/47	270	286
[3] GS Mortgage Securities Trust
2014-GC24	4.529%	9/10/47	410	406
[3] GS Mortgage Securities Trust
2014-GC26	3.629%	11/10/47	350	364
[3] GS Mortgage Securities Trust
2015-GC28	3.396%	2/10/48	770	780
[3] GS Mortgage Securities Trust
2015-GC30	3.382%	5/10/50	600	607
[3] GS Mortgage Securities Trust
2015-GC32	3.764%	7/10/48	309	324
[3] GS Mortgage Securities Trust
2015-GC34	3.506%	10/10/48	698	709
[3] GS Mortgage Securities Trust
2015-GC34	4.655%	10/10/48	310	314
[6] GTP Acquisition Partners I LLC	3.482%	6/16/25	630	617
[3,6] Hertz Vehicle Financing LLC 2011-1A	3.290%	3/25/18	665	666
[3,6] Hertz Vehicle Financing LLC 2013-1A	1.830%	8/25/19	1,500	1,489
[3,6] Hertz Vehicle Financing LLC 2015-3	2.670%	9/25/21	400	394
[3,6] Hertz Vehicle Financing LLC 2016-2A	2.950%	3/25/22	840	829
[3,6] Hertz Vehicle Financing LLC 2016-3A	2.270%	7/25/20	570	564
[3,6] Hertz Vehicle Financing LLC 2016-4A	2.650%	7/25/22	640	622
[3,6] Hilton USA Trust 2016-HHV	3.719%	11/5/38	60	61
[3,6] Houston Galleria Mall Trust 2015-HGLR	3.087%	3/5/37	770	750
[3,6] Hudsons Bay Simon JV Trust 2015-HB7	3.914%	8/5/34	500	513

8

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,6] Hyundai Auto Lease Securitization
Trust 2014-B	1.540%	12/17/18	250	250
[3,6] Hyundai Auto Lease Securitization
Trust 2015-A	1.650%	8/15/19	370	371
[3,6] Hyundai Auto Lease Securitization
Trust 2015-A	2.070%	11/15/19	500	501
[3,6] Hyundai Auto Lease Securitization
Trust 2015-B	2.210%	5/15/20	375	377
[3,6] Hyundai Auto Lease Securitization
Trust 2016-A	1.800%	12/16/19	380	380
[3,6] Hyundai Auto Lease Securitization
Trust 2016-C	1.490%	2/18/20	620	619
[3,6] Hyundai Auto Lease Securitization
Trust 2016-C	1.650%	7/15/20	270	269
[3] Hyundai Auto Receivables Trust
2013-B	2.480%	9/16/19	250	252
[3] Hyundai Auto Receivables Trust
2013-C	2.480%	3/15/19	150	151
[3] Hyundai Auto Receivables Trust
2013-C	3.090%	1/15/20	130	132
[3] Hyundai Auto Receivables Trust
2014-A	2.020%	8/15/19	200	201
[3] Hyundai Auto Receivables Trust
2014-A	2.530%	7/15/20	140	141
[3] Hyundai Auto Receivables Trust
2014-B	2.100%	11/15/19	250	251
[3] Hyundai Auto Receivables Trust
2015-C	2.150%	11/15/21	90	90
[3] Hyundai Auto Receivables Trust
2015-C	2.550%	11/15/21	210	211
[3,6] Hyundai Floorplan Master Owner
Trust Series 2016-1A	1.810%	3/15/21	390	389
[3,6] Icon Brands Holdings LLC 2012-1	4.229%	1/25/43	368	335
[5] Illinois Student Assistance
Commission Series 2010-1	1.932%	4/25/22	200	200
[3,5,6] Invitation Homes 2014-SFR1 Trust	2.236%	6/17/31	730	729
[3,5,6] Invitation Homes 2014-SFR2 Trust	1.836%	9/17/31	283	282
[3,5,6] Invitation Homes 2014-SFR2 Trust	2.336%	9/17/31	220	220
[3,5,6] Invitation Homes 2015-SFR2 Trust	2.030%	6/17/32	195	196
[3,5,6] Invitation Homes 2015-SFR2 Trust	2.330%	6/17/32	70	70
[3,5,6] Invitation Homes 2015-SFR3 Trust	2.486%	8/17/32	80	80
[3,6] Irvine Core Office Trust 2013-IRV	3.173%	5/15/48	350	354
[3] John Deere Owner Trust 2015-B	1.780%	6/15/22	90	90
[3] John Deere Owner Trust 2016-B	1.490%	5/15/23	130	129
[3] JP Morgan Chase Commercial
Mortgage Securities Trust 2007-C1	5.716%	2/15/51	89	91
[3] JP Morgan Chase Commercial
Mortgage Securities Trust 2007-
CIBC20	5.746%	2/12/51	882	897
[3] JP Morgan Chase Commercial
Mortgage Securities Trust 2007-
LDP10	5.439%	1/15/49	206	206
[3] JP Morgan Chase Commercial
Mortgage Securities Trust 2007-
LDP12	5.850%	2/15/51	542	549
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C1	4.608%	6/15/43	89	93
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	3.616%	11/15/43	54	55
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	4.070%	11/15/43	70	73
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	5.539%	11/15/43	150	159
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2010-C2	5.539%	11/15/43	170	177
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2011-C3	4.388%	2/15/46	405	415
[3,6] JP Morgan Chase Commercial
Mortgage Securities Trust 2011-C3	4.717%	2/15/46	625	677

[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C3	5.360%	2/15/46	70	74
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2011-C5	5.408%	8/15/46	100	110
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C6	3.507%	5/15/45	420	438
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	2.829%	10/15/45	440	446
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-C8	3.424%	10/15/45	100	102
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-CIBX	4.271%	6/15/45	650	688
[3,6] JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-HSBC	3.093%	7/5/32	150	152
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2012-LC9	2.840%	12/15/47	950	951
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	3.994%	1/15/46	340	359
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C13	4.053%	1/15/46	170	167
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.674%	12/15/46	280	294
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	3.881%	12/15/46	30	32
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.166%	12/15/46	410	440
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.517%	12/15/46	400	429
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.910%	12/15/46	550	602
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-C16	4.975%	12/15/46	270	279
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	1.855%	4/15/46	20	20
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2013-LC11	2.960%	4/15/46	345	344
[3]	JP Morgan Chase Commercial
	Mortgage Securities Trust 2016-JP4	3.648%	12/15/49	290	296
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	420	438
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.025%	7/15/45	180	189
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	360	380
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	300	321
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	251	256
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	100	105
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	800	856
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.927%	11/15/45	430	472
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	5.046%	11/15/45	340	355
[3]	JPMBB Commercial Mortgage
	Securities Trust 2013-C17	4.199%	1/15/47	485	521
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	790	843
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	300	319
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.814%	2/15/47	300	325
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.814%	2/15/47	150	152
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	220	228
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	300	311

9

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.231%	1/15/48	450	451
[3]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	1,030	1,055
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	190	190
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.551%	7/15/48	580	590
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	210	218
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	1,010	1,048
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	385	402
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	270	280
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	370	378
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.562%	12/15/48	145	150
[3]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	513	532
[3,6] Ladder Capital Commercial Mortgage
	2013-GCP Mortgage Trust	3.388%	5/15/31	450	457
[3]	LB-UBS Commercial Mortgage Trust
	2007-C2	5.387%	2/15/40	412	413
[3]	LB-UBS Commercial Mortgage Trust
	2007-C7	5.866%	9/15/45	709	727
[3,6] Madison Avenue Trust 2013-650M		3.843%	10/12/32	295	310
[3]	MASTR Adjustable Rate Mortgages
	Trust 2004-3	2.762%	4/25/34	19	18
[3,5] MBNA Credit Card Master Note Trust
	2004-A3	0.964%	8/16/21	2,205	2,204
[3]	Mercedes-Benz Auto Lease Trust
	2015-B	1.530%	5/17/21	550	551
[3]	Mercedes-Benz Auto Lease Trust
	2016-B	1.350%	8/15/19	220	219
[3]	Mercedes-Benz Auto Lease Trust
	2016-B	1.520%	6/15/22	150	149
[3]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	520	520
[3,5,6] Mercedes-Benz Master Owner Trust
	2015-B	1.084%	4/15/20	250	250
[3]	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A2	2.793%	2/25/33	46	45
[3]	Merrill Lynch Mortgage Investors Trust
	MLMI Series 2003-A4	3.172%	7/25/33	14	14
[3]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	175	179
[3,6] Miramax LLC 2014-1A		3.340%	7/20/26	75	74
[3,6] MMAF Equipment Finance LLC 2011-A		3.040%	8/15/28	358	360
[3,6] MMAF Equipment Finance LLC 2012-A		1.980%	6/10/32	370	371
[3,6] MMAF Equipment Finance LLC 2015-AA		2.490%	2/19/36	800	797
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	500	516
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.792%	8/15/45	50	52
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C6	2.858%	11/15/45	140	142
[3,6] Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-CKSV	3.277%	10/15/30	815	806
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.084%	7/15/46	650	692
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C10	4.084%	7/15/46	70	71
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.085%	8/15/46	173	174
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	3.960%	8/15/46	270	285
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.170%	8/15/46	1,080	1,154

[3]	morgan stanley bank of america
	merrill lynch trust 2013-c12	3.824%	10/15/46	190	200
[3]	morgan stanley bank of america
	merrill lynch trust 2013-c12	4.259%	10/15/46	80	86
[3]	morgan stanley bank of america
	merrill lynch trust 2013-c13	4.039%	11/15/46	200	212
[3]	morgan stanley bank of america
	merrill lynch trust 2013-c7	2.918%	2/15/46	130	131
[3]	morgan stanley bank of america
	merrill lynch trust 2013-c7	3.214%	2/15/46	60	60
[3]	morgan stanley bank of america
	merrill lynch trust 2013-c9	3.102%	5/15/46	595	604
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c14	4.064%	2/15/47	450	479
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c14	4.384%	2/15/47	450	478
[3]	morgan stanley bank of america
	merrill lynch trust 2014-c15	3.773%	4/15/47	890	926
[3]	morgan stanley bank of america
	Merrill Lynch Trust 2014-C15	4.051%	4/15/47	575	609
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C15	4.894%	4/15/47	50	52
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	895	938
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.094%	6/15/47	230	241
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.323%	6/15/47	300	319
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.757%	6/15/47	300	307
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	3.741%	8/15/47	620	645
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C17	4.011%	8/15/47	160	166
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.923%	10/15/47	490	515
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	310	321
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	380	388
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	175	176
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	935	936
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	845	850
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	422	435
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.479%	5/15/48	420	427
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C24	3.732%	5/15/48	715	739
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	410	420
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	505	520
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C29	4.753%	5/15/49	40	40
[3]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C32	3.720%	12/15/49	570	583
[3]	Morgan Stanley Capital I Trust
	2007-IQ15	5.902%	6/11/49	568	577
[3]	Morgan Stanley Capital I Trust
	2007-IQ16	5.688%	12/12/49	1,035	1,053
[3]	Morgan Stanley Capital I Trust
	2012-C4	3.244%	3/15/45	380	391
[3]	Morgan Stanley Capital I Trust
	2012-C4	3.773%	3/15/45	60	62
[3,6] Morgan Stanley Capital I Trust
	2012-STAR	3.201%	8/5/34	405	407

10

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
[3,6] Morgan Stanley Capital I Trust
2014-150E	3.912%	9/9/32	675	702
[3,6] Morgan Stanley Capital I Trust
2014-CPT	3.350%	7/13/29	600	620
[3,6] Morgan Stanley Capital I Trust
2015-420	3.727%	10/11/50	699	737
[3] Morgan Stanley Capital I Trust
2015-UBS8	3.809%	12/15/48	621	648
[3] Morgan Stanley Capital I Trust
2015-UBS8	4.591%	12/15/48	350	351
[3] Morgan Stanley Capital I Trust
2016-UB11	2.782%	8/15/49	133	128
[3] Morgan Stanley Mortgage Loan Trust
2006-8AR	2.862%	6/25/36	163	153
[6] National Australia Bank Ltd.	2.250%	3/16/21	245	243
[3,5] Navient Student Loan Trust 2015-3	1.406%	6/26/56	560	552
[3,5,6] Navient Student Loan Trust 2016-3	1.606%	6/25/65	200	200
[3,5,6] Navient Student Loan Trust 2016-6A	1.506%	3/25/66	610	611
[3,5,6] Navistar Financial Dealer Note Master
Trust 2016-1A	2.106%	9/27/21	670	672
[3,5] New Mexico Educational Assistance
Foundation 2013-1	1.317%	1/2/25	366	359
[3,6] NextGear Floorplan Master Owner
Trust 2016-1A	2.740%	4/15/21	370	372
[3] Nissan Auto Lease Trust 2015-A	1.580%	5/17/21	130	130
[3] Nissan Auto Lease Trust 2016-B	1.500%	7/15/19	760	758
[3] Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	140	139
[3] Nissan Auto Receivables 2015-B
Owner Trust	1.790%	1/17/22	190	190
[3] Nissan Master Owner Trust
Receivables Series 2015-A	1.440%	1/15/20	160	160
[3,5] Nissan Master Owner Trust
Receivables Series 2016-A	1.344%	6/15/21	2,070	2,082
[5] North Carolina State Education
Assistance Authority 2011-1	1.782%	1/26/26	218	218
[3,6] OBP Depositor LLC Trust 2010-OBP	4.646%	7/15/45	225	239
[3,6] Palisades Center Trust 2016-PLSD	2.713%	4/13/33	200	199
[3,5,6] Pepper Residential Securities Trust
2017A-A1UA	1.764%	3/10/58	930	930
[3,5,6] PFS Financing Corp. 2014-AA	1.304%	2/15/19	100	100
[3,5,6] PFS Financing Corp. 2015-AA	1.324%	4/15/20	250	249
[3,5,6] PHEAA Student Loan Trust 2016-2A	1.505%	11/25/65	1,020	1,020
[3,6] Porsche Innovative Lease Owner
Trust 2015-1	1.430%	5/21/21	340	340
[3,6] Progress Residential 2015-SFR2 Trust	2.740%	6/12/32	178	177
[3,6] Progress Residential 2015-SFR3 Trust	3.067%	11/12/32	619	618
[3,6] Progress Residential 2015-SFR3 Trust	3.733%	11/12/32	230	232
[3,5,6] Resimac MBS Trust 2014-1A	1.653%	12/12/45	353	352
[3,5,6] Resimac Premier Series 2016-1A	2.054%	10/10/47	1,376	1,377
[3,7] RFMSI Series 2006-SA2 Trust	4.078%	8/25/36	419	361
[3,7] RFMSI Series 2006-SA3 Trust	4.197%	9/25/36	131	112
Royal Bank of Canada	2.200%	9/23/19	592	595
Royal Bank of Canada	2.100%	10/14/20	950	945
[3] Royal Bank of Canada	1.875%	2/5/21	600	595
Royal Bank of Canada	2.300%	3/22/21	545	541
[3] Santander Drive Auto Receivables
Trust 2013-2	1.950%	3/15/19	244	245
[3] Santander Drive Auto Receivables
Trust 2015-3	1.490%	6/17/19	49	49
[3] Santander Drive Auto Receivables
Trust 2015-3	3.490%	5/17/21	355	362
[3] Santander Drive Auto Receivables
Trust 2015-4	1.580%	9/16/19	100	100
[3] Santander Drive Auto Receivables
Trust 2015-4	2.260%	6/15/20	600	603
[3] Santander Drive Auto Receivables
Trust 2015-4	2.970%	3/15/21	600	607
[3] Santander Drive Auto Receivables
Trust 2016-1	2.470%	12/15/20	720	726
[3] Santander Drive Auto Receivables
Trust 2016-2	2.080%	2/16/21	170	170

[3] Santander Drive Auto Receivables
Trust 2016-2	2.660%	11/15/21	110	110
[3] Santander Drive Auto Receivables
Trust 2016-2	3.390%	4/15/22	100	101
[3] Santander Drive Auto Receivables
Trust 2016-3	1.500%	8/17/20	500	498
[3] Santander Drive Auto Receivables
Trust 2016-3	1.890%	6/15/21	490	487
[3] Santander Drive Auto Receivables
Trust 2016-3	2.460%	3/15/22	770	762
[6] SBA Tower Trust	3.156%	10/15/20	270	272
[3,6] Securitized Term Auto Receivables
Trust 2016-1A	1.524%	3/25/20	270	268
[3,6] Securitized Term Auto Receivables
Trust 2016-1A	1.794%	2/25/21	250	247
[3,5,6] Silver Bay Realty 2014-1 Trust	1.704%	9/17/31	253	252
[3,5,6] Silver Bay Realty 2014-1 Trust	2.186%	9/17/31	160	159
[3,5] SLM Student Loan Trust 2005-5	0.982%	4/25/25	605	603
[3,6] SLM Student Loan Trust 2011-A	4.370%	4/17/28	243	249
[3,6] SLM Student Loan Trust 2011-B	3.740%	2/15/29	1,212	1,238
[3,6] SLM Student Loan Trust 2011-C	4.540%	10/17/44	493	513
[3,6] SLM Student Loan Trust 2012-B	3.480%	10/15/30	261	265
[3,5,6] SLM Student Loan Trust 2012-E	1.454%	10/16/23	13	13
[3,5,6] SLM Student Loan Trust 2013-1	1.754%	5/17/27	600	602
[3,6] SLM Student Loan Trust 2013-1	2.500%	3/15/47	200	191
[3,6] SLM Student Loan Trust 2013-B	1.850%	6/17/30	250	248
[3,6] SLM Student Loan Trust 2013-B	3.000%	5/16/44	300	286
[3,6] SLM Student Loan Trust 2013-C	3.500%	6/15/44	140	140
[3,6] SLM Student Loan Trust 2014-A	2.590%	1/15/26	100	100
[3,6] SLM Student Loan Trust 2014-A	3.500%	11/15/44	100	94
[3] SMART ABS Series 2016-2US Trust	2.050%	12/14/22	110	109
[3,6] SMB Private Education Loan Trust
2016-A	2.700%	5/15/31	345	342
[3,5,6] SMB Private Education Loan Trust
2016-B	2.154%	2/17/32	310	315
[3,5,6] SMB Private Education Loan Trust
2016-C	1.804%	9/15/34	300	300
[3,6] SoFi Professional Loan Program
2016-B LLC	2.740%	10/25/32	240	239
[3,6] SoFi Professional Loan Program
2016-C LLC	2.360%	12/27/32	145	143
[3,6] SoFi Professional Loan Program
2016-D LLC	2.340%	4/25/33	155	152
[3,5,6] SoFi Professional Loan Program
2016-D LLC	1.706%	1/25/39	196	196
[3,6] SpareBank 1 Boligkreditt AS	1.750%	11/15/20	560	553
[6] Stadshypotek AB	1.750%	4/9/20	873	860
[3,5,6] SWAY Residential 2014-1 Trust	2.036%	1/17/32	391	391
[3] Synchrony Credit Card Master Note
Trust 2015-1	2.370%	3/15/23	360	363
[3] Synchrony Credit Card Master Note
Trust 2015-3	2.380%	9/15/23	1,340	1,345
[3] Synchrony Credit Card Master Note
Trust 2016-1	2.390%	3/15/22	1,170	1,173
[3] Synchrony Credit Card Master Note
Trust 2016-3	1.580%	9/15/22	890	879
[3] Synchrony Credit Card Master Note
Trust 2016-3	1.910%	9/15/22	610	601
[3,6] Taco Bell Funding LLC 2016-1A	3.832%	5/25/46	219	221
[3,6] Taco Bell Funding LLC 2016-1A	4.377%	5/25/46	209	210
[3,6] Taco Bell Funding LLC 2016-1A	4.970%	5/25/46	329	327
[3,6] Tidewater Auto Receivables Trust
2016-AA	2.300%	9/15/19	250	250
[3,6] TMSQ 2014-1500 Mortgage Trust	3.680%	10/10/36	540	552
[6] Toronto-Dominion Bank	1.950%	4/2/20	865	858
[6] Toronto-Dominion Bank	2.250%	3/15/21	730	726
[3,5,6] Trafigura Securitisation Finance plc
2014-1A	1.654%	10/15/18	510	509
[3,5,6] Trillium Credit Card Trust II 2016-1A	1.481%	5/26/21	3,050	3,063
[3] UBS Commercial Mortgage Trust
2012-C1	4.171%	5/10/45	30	32

11

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3,6] UBS-BAMLL Trust 2012-WRM		3.663%	6/10/30	595	610
[3]	UBS-Barclays Commercial Mortgage
	Trust 2012-C4	2.850%	12/10/45	220	221
[3]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	150	153
[3]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	50	51
[3,6] VNO 2012-6AVE Mortgage Trust		2.996%	11/15/30	290	293
[3,6] VNO 2013-PENN Mortgage Trust		3.808%	12/13/29	270	283
[3,6] VNO 2013-PENN Mortgage Trust		3.947%	12/13/29	80	83
[3,6] VNO 2013-PENN Mortgage Trust		3.947%	12/13/29	60	62
[3,6] Volkswagen Credit Auto Master
	Owner Trust 2014-1A	1.400%	7/22/19	1,210	1,209
[3,6] Volvo Financial Equipment LLC Series
	2015-1A	1.910%	1/15/20	220	220
[3,6] Volvo Financial Equipment LLC Series
	2016-1A	1.890%	9/15/20	230	229
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2002-AR18	2.978%	1/25/33	9	9
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR7	2.674%	8/25/33	14	14
[3]	WaMu Mortgage Pass-Through
	Certificates Series 2003-AR9	2.783%	9/25/33	20	20
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	705	717
[3]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	3.539%	10/15/45	40	41
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	3.928%	7/15/46	185	196
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.218%	7/15/46	755	812
[3]	Wells Fargo Commercial Mortgage
	Trust 2013-LC12	4.296%	7/15/46	110	117
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.477%	8/15/50	500	518
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	1,100	1,148
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.020%	8/15/50	200	206
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.322%	8/15/50	350	371
	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	4.458%	8/15/50	220	218
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.244%	12/15/47	690	716
[3]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	60	61
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	290	293
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	365	364
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	750	754
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.278%	2/15/48	170	174
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.451%	2/15/48	820	834
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	100	103
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	872	899
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	4.225%	6/15/48	270	266
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.411%	9/15/58	486	494
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	3.664%	9/15/58	420	434
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.067%	9/15/58	350	368
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-C30	4.496%	9/15/58	270	270

[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	790	825
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	275	294
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.540%	9/15/58	315	307
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.556%	12/15/47	190	196
[3]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	12/15/47	600	623
[3]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	640	655
[3]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	230	239
[3,7] Wells Fargo Mortgage Backed
	Securities 2006-AR14 Trust	3.073%	10/25/36	307	289
[3,6] Wendys Funding LLC 2015-1A		4.080%	6/15/45	395	390
[3,6] Wendys Funding LLC 2015-1A		3.371%	6/15/45	277	276
[3,6] Wendys Funding LLC 2015-1A		4.497%	6/15/45	148	143
[6]	Westpac Banking Corp.	2.000%	3/3/20	960	956
[6]	Westpac Banking Corp.	2.250%	11/9/20	615	612
[3,6] WFLD 2014-MONT Mortgage Trust		3.755%	8/10/31	875	909
[3,6] WFRBS Commercial Mortgage Trust
	2011-C3	4.375%	3/15/44	270	289
[3]	WFRBS Commercial Mortgage Trust
	2012-C10	2.875%	12/15/45	265	268
[3]	WFRBS Commercial Mortgage Trust
	2012-C7	3.431%	6/15/45	270	282
[3]	WFRBS Commercial Mortgage Trust
	2012-C7	4.090%	6/15/45	135	142
[3]	WFRBS Commercial Mortgage Trust
	2012-C8	3.001%	8/15/45	100	102
[3]	WFRBS Commercial Mortgage Trust
	2012-C9	2.870%	11/15/45	570	577
[3]	WFRBS Commercial Mortgage Trust
	2012-C9	3.388%	11/15/45	70	71
[3]	WFRBS Commercial Mortgage Trust
	2013-C13	3.345%	5/15/45	50	51
[3]	WFRBS Commercial Mortgage Trust
	2013-C15	3.720%	8/15/46	480	504
[3]	WFRBS Commercial Mortgage Trust
	2013-C15	4.153%	8/15/46	355	380
[3]	WFRBS Commercial Mortgage Trust
	2013-C16	4.415%	9/15/46	350	380
[3]	WFRBS Commercial Mortgage Trust
	2013-C17	3.558%	12/15/46	85	90
[3]	WFRBS Commercial Mortgage Trust
	2013-C17	4.023%	12/15/46	230	246
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	3.676%	12/15/46	160	168
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	4.162%	12/15/46	665	712
[3]	WFRBS Commercial Mortgage Trust
	2013-C18	4.664%	12/15/46	140	153
[3]	WFRBS Commercial Mortgage Trust
	2014-C19	3.829%	3/15/47	80	84
[3]	WFRBS Commercial Mortgage Trust
	2014-C19	4.101%	3/15/47	530	564
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	3.638%	5/15/47	503	526
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	3.995%	5/15/47	965	1,022
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	4.378%	5/15/47	280	293
[3]	WFRBS Commercial Mortgage Trust
	2014-C20	4.513%	5/15/47	90	89
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.410%	8/15/47	30	31
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.678%	8/15/47	985	1,020

12

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	3.891%	8/15/47	170	177
[3]	WFRBS Commercial Mortgage Trust
	2014-C21	4.234%	8/15/47	300	296
[3]	WFRBS Commercial Mortgage Trust
	2014-C23	3.917%	10/15/57	320	337
[3]	WFRBS Commercial Mortgage Trust
	2014-C24	3.607%	11/15/47	385	396
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.522%	3/15/47	35	36
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	3.766%	3/15/47	30	31
[3]	WFRBS Commercial Mortgage Trust
	2014-LC14	4.045%	3/15/47	940	997
[3,6] Wheels SPV 2 LLC 2016-1A		1.870%	5/20/25	200	198
[3]	World Financial Network Credit Card
	Master Note Trust Series 2013-A	1.610%	12/15/21	470	471
[3,5] World Financial Network Credit Card
	Master Note Trust Series 2015-A	1.184%	2/15/22	510	511
[3]	World Financial Network Credit Card
	Master Note Trust Series 2016-A	2.030%	4/15/25	660	647
[3]	World Omni Auto Receivables Trust
	2016-B	1.300%	2/15/22	530	523
[3]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.730%	12/15/20	155	155
[3]	World Omni Automobile Lease
	Securitization Trust 2016-A	1.610%	1/15/22	330	327
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $304,121)					304,454
Corporate Bonds (51.0%)
Finance (25.3%)
	Banking (21.1%)
[6]	ABN AMRO Bank NV	1.800%	6/4/18	675	673
[6]	ABN AMRO Bank NV	2.500%	10/30/18	400	403
[8]	ABN AMRO Bank NV	3.250%	4/9/20	100	71
	American Express Centurion Bank	6.000%	9/13/17	1,650	1,700
	American Express Co.	6.150%	8/28/17	490	505
	American Express Co.	7.000%	3/19/18	463	492
	American Express Credit Corp.	1.550%	9/22/17	280	280
	American Express Credit Corp.	1.875%	11/5/18	899	900
	American Express Credit Corp.	2.125%	3/18/19	236	237
	American Express Credit Corp.	2.250%	8/15/19	602	605
	American Express Credit Corp.	1.700%	10/30/19	311	308
	American Express Credit Corp.	2.375%	5/26/20	800	801
	American Express Credit Corp.	2.600%	9/14/20	458	462
	American Express Credit Corp.	2.250%	5/5/21	643	635
[6]	ANZ New Zealand International Ltd.	1.750%	3/29/18	695	693
	Australia & New Zealand Banking
	Group Ltd.	1.450%	5/15/18	400	399
	Australia & New Zealand Banking
	Group Ltd.	2.000%	11/16/18	790	792
	Australia & New Zealand Banking
	Group Ltd.	2.550%	11/23/21	1,485	1,471
	Bank of America Corp.	5.420%	3/15/17	485	489
	Bank of America Corp.	5.700%	5/2/17	162	164
	Bank of America Corp.	6.400%	8/28/17	391	403
	Bank of America Corp.	6.000%	9/1/17	1,040	1,069
	Bank of America Corp.	2.000%	1/11/18	783	784
	Bank of America Corp.	6.875%	4/25/18	1,077	1,144
	Bank of America Corp.	5.650%	5/1/18	391	410
	Bank of America Corp.	1.950%	5/12/18	700	701
	Bank of America Corp.	6.500%	7/15/18	200	213
	Bank of America Corp.	2.600%	1/15/19	2,940	2,965
	Bank of America Corp.	2.151%	11/9/20	585	577
[9]	Bank of America Corp.	5.500%	11/22/21	320	453
	Bank of America Corp.	2.503%	10/21/22	580	560
	Bank of America NA	5.300%	3/15/17	240	242
	Bank of America NA	6.100%	6/15/17	160	163
	Bank of America NA	1.650%	3/26/18	1,685	1,685
	Bank of America NA	1.750%	6/5/18	1,160	1,160

[5,8]	Bank of America NA	2.855%	11/5/18	600	434
	Bank of Montreal	1.300%	7/14/17	450	450
	Bank of Montreal	1.400%	9/11/17	510	510
	Bank of Montreal	1.450%	4/9/18	250	250
	Bank of Montreal	1.400%	4/10/18	700	698
	Bank of New York Mellon Corp.	1.969%	6/20/17	200	201
	Bank of New York Mellon Corp.	2.100%	1/15/19	81	81
	Bank of New York Mellon Corp.	2.200%	5/15/19	1,060	1,064
	Bank of New York Mellon Corp.	2.300%	9/11/19	710	716
	Bank of New York Mellon Corp.	2.150%	2/24/20	500	498
	Bank of New York Mellon Corp.	2.600%	8/17/20	461	464
	Bank of New York Mellon Corp.	2.450%	11/27/20	425	423
	Bank of Nova Scotia	2.550%	1/12/17	997	997
	Bank of Nova Scotia	1.250%	4/11/17	235	235
	Bank of Nova Scotia	1.450%	4/25/18	425	424
	Bank of Nova Scotia	1.700%	6/11/18	760	760
	Bank of Nova Scotia	2.050%	10/30/18	1,070	1,075
	Bank of Nova Scotia	2.050%	6/5/19	220	220
	Bank of Nova Scotia	1.650%	6/14/19	615	609
	Bank of Nova Scotia	4.500%	12/16/25	240	246
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.150%	9/14/18	800	800
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/10/19	250	250
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.300%	3/5/20	1,385	1,370
[6]	Bank of Tokyo-Mitsubishi UFJ Ltd.	2.750%	9/14/20	692	692
[6]	Banque Federative du Credit Mutuel SA	2.000%	4/12/19	570	567
[6]	Banque Federative du Credit Mutuel SA	2.750%	10/15/20	1,275	1,279
	Barclays plc	2.750%	11/8/19	685	683
	BB&T Corp.	4.900%	6/30/17	250	254
	BB&T Corp.	1.600%	8/15/17	180	180
	BB&T Corp.	2.050%	6/19/18	430	432
	BB&T Corp.	2.450%	1/15/20	585	588
	BB&T Corp.	2.050%	5/10/21	595	584
	Bear Stearns Cos. LLC	5.550%	1/22/17	550	551
	Bear Stearns Cos. LLC	6.400%	10/2/17	945	979
	Bear Stearns Cos. LLC	7.250%	2/1/18	710	751
[5,9]	Belfius Financing Co.	1.103%	2/9/17	100	122
	BNP Paribas SA	1.375%	3/17/17	1,100	1,100
	BNP Paribas SA	2.700%	8/20/18	1,898	1,923
	BPCE SA	1.625%	2/10/17	257	257
	BPCE SA	1.613%	7/25/17	396	396
[8]	BPCE SA	4.500%	4/17/18	200	147
	BPCE SA	2.500%	12/10/18	1,815	1,832
[8]	BPCE SA	3.500%	4/24/20	800	573
	BPCE SA	2.750%	12/2/21	1,505	1,493
	Branch Banking & Trust Co.	1.000%	4/3/17	600	600
	Branch Banking & Trust Co.	1.350%	10/1/17	720	720
[6]	Caisse Centrale Desjardins	1.750%	1/29/18	1,630	1,633
	Canadian Imperial Bank of Commerce	1.550%	1/23/18	630	632
	Capital One Bank USA NA	1.200%	2/13/17	250	250
	Capital One Bank USA NA	2.150%	11/21/18	350	351
	Capital One Bank USA NA	2.250%	2/13/19	580	582
	Capital One Bank USA NA	2.300%	6/5/19	540	542
	Capital One Financial Corp.	2.450%	4/24/19	611	616
	Capital One NA	1.500%	9/5/17	430	429
	Capital One NA	1.650%	2/5/18	700	699
	Capital One NA	1.500%	3/22/18	1,405	1,400
	Citigroup Inc.	1.350%	3/10/17	384	384
	Citigroup Inc.	1.850%	11/24/17	1,450	1,453
	Citigroup Inc.	1.800%	2/5/18	860	860
	Citigroup Inc.	1.700%	4/27/18	1,990	1,983
	Citigroup Inc.	1.750%	5/1/18	1,302	1,298
	Citigroup Inc.	2.150%	7/30/18	118	118
	Citigroup Inc.	2.500%	9/26/18	1,275	1,286
	Citigroup Inc.	2.550%	4/8/19	701	707
	Citigroup Inc.	2.500%	7/29/19	540	543
[5,8]	Citigroup Inc.	3.005%	8/7/19	600	433
	Citigroup Inc.	2.900%	12/8/21	1,010	1,000
	Citigroup Inc.	4.600%	3/9/26	118	121
[3,6,10] Colonial BancGroup Inc.		7.114%	5/29/49	560	—
	Commonwealth Bank of Australia	1.125%	3/13/17	250	250
	Commonwealth Bank of Australia	1.400%	9/8/17	1,300	1,299

13

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Commonwealth Bank of Australia	1.900%	9/18/17	470	471
	Commonwealth Bank of Australia	1.625%	3/12/18	295	295
	Commonwealth Bank of Australia	2.500%	9/20/18	1,380	1,395
	Commonwealth Bank of Australia	1.750%	11/2/18	546	545
	Commonwealth Bank of Australia	2.250%	3/13/19	1,635	1,640
[5,8] Commonwealth Bank of Australia		2.625%	4/24/19	480	347
[8]	Commonwealth Bank of Australia	4.250%	4/24/19	670	498
	Commonwealth Bank of Australia	2.300%	9/6/19	1,105	1,108
[5,8] Commonwealth Bank of Australia		2.600%	10/18/19	200	144
	Commonwealth Bank of Australia	2.300%	3/12/20	510	507
	Commonwealth Bank of Australia	2.400%	11/2/20	340	338
[5,8] Commonwealth Bank of Australia		2.960%	7/12/21	400	289
[6]	Commonwealth Bank of Australia	2.000%	9/6/21	915	887
[6]	Commonwealth Bank of Australia	4.500%	12/9/25	395	404
[6]	Commonwealth Bank of Australia	2.850%	5/18/26	400	382
	Cooperatieve Rabobank UA	1.700%	3/19/18	860	860
[8]	Cooperatieve Rabobank UA	7.250%	4/20/18	250	191
	Cooperatieve Rabobank UA	2.250%	1/14/19	2,020	2,028
	Cooperatieve Rabobank UA	2.250%	1/14/20	1,445	1,439
	Cooperatieve Rabobank UA	2.500%	1/19/21	50	50
	Cooperatieve Rabobank UA	4.625%	12/1/23	250	263
	Credit Suisse AG	1.375%	5/26/17	1,205	1,205
	Credit Suisse AG	1.750%	1/29/18	965	963
	Credit Suisse AG	1.700%	4/27/18	1,405	1,402
	Credit Suisse AG	2.300%	5/28/19	1,685	1,689
	Credit Suisse Group Funding
	Guernsey Ltd.	2.750%	3/26/20	95	94
	Credit Suisse Group Funding
	Guernsey Ltd.	3.125%	12/10/20	585	583
	Credit Suisse Group Funding
	Guernsey Ltd.	3.450%	4/16/21	250	253
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	1,070	1,060
[6]	Danske Bank A/S	2.750%	9/17/20	572	575
[6]	Danske Bank A/S	2.800%	3/10/21	566	570
	Deutsche Bank AG	1.875%	2/13/18	345	343
	Deutsche Bank AG	2.500%	2/13/19	176	175
[6]	Deutsche Bank AG	4.250%	10/14/21	2,110	2,115
	Discover Bank	2.600%	11/13/18	588	593
	Fifth Third Bank	2.150%	8/20/18	778	783
	Fifth Third Bank	2.300%	3/15/19	670	673
	Fifth Third Bank	2.375%	4/25/19	614	618
	Fifth Third Bank	1.625%	9/27/19	1,015	1,003
	Fifth Third Bank	2.250%	6/14/21	686	678
	Fifth Third Bank	3.850%	3/15/26	200	201
	First Republic Bank	2.375%	6/17/19	1,185	1,180
[9]	Goldman Sachs Group Inc.	6.125%	5/14/17	892	1,119
[5,8] Goldman Sachs Group Inc.		3.712%	11/29/17	140	102
	Goldman Sachs Group Inc.	5.950%	1/18/18	2,670	2,782
	Goldman Sachs Group Inc.	2.375%	1/22/18	2,020	2,031
	Goldman Sachs Group Inc.	6.150%	4/1/18	862	906
	Goldman Sachs Group Inc.	2.900%	7/19/18	1,960	1,987
[5,8] Goldman Sachs Group Inc.		3.455%	8/8/18	880	640
[8]	Goldman Sachs Group Inc.	5.000%	8/8/18	440	328
	Goldman Sachs Group Inc.	2.625%	1/31/19	1,550	1,566
[5,8] Goldman Sachs Group Inc.		3.055%	8/21/19	50	36
[8]	Goldman Sachs Group Inc.	5.000%	8/21/19	650	489
	Goldman Sachs Group Inc.	2.550%	10/23/19	640	644
	Goldman Sachs Group Inc.	2.300%	12/13/19	2,435	2,432
	Goldman Sachs Group Inc.	5.375%	3/15/20	501	543
	Goldman Sachs Group Inc.	2.750%	9/15/20	1,703	1,709
	Goldman Sachs Group Inc.	2.875%	2/25/21	1,736	1,742
	Goldman Sachs Group Inc.	2.625%	4/25/21	984	976
	Goldman Sachs Group Inc.	5.750%	1/24/22	927	1,036
[9]	Goldman Sachs Group Inc.	4.250%	1/29/26	652	893
[3,11] HBOS plc		4.500%	3/18/30	87	101
[6]	HSBC Bank plc	1.500%	5/15/18	535	532
	HSBC Bank USA NA	6.000%	8/9/17	290	298
	HSBC Holdings plc	3.400%	3/8/21	1,355	1,377
	HSBC Holdings plc	2.950%	5/25/21	1,590	1,583
	HSBC Holdings plc	2.650%	1/5/22	3,220	3,147

	HSBC Holdings plc	3.600%	5/25/23	665	668
	HSBC Holdings plc	4.375%	11/23/26	215	216
	HSBC USA Inc.	1.625%	1/16/18	1,355	1,353
	HSBC USA Inc.	2.625%	9/24/18	865	875
	HSBC USA Inc.	2.375%	11/13/19	1,170	1,171
	HSBC USA Inc.	2.350%	3/5/20	1,231	1,221
	Huntington Bancshares Inc.	2.600%	8/2/18	810	818
	Huntington National Bank	2.000%	6/30/18	1,280	1,281
	Huntington National Bank	2.200%	11/6/18	525	526
	Huntington National Bank	2.875%	8/20/20	819	828
[6]	ING Bank NV	1.800%	3/16/18	203	203
[6]	ING Bank NV	2.500%	10/1/19	400	402
[6]	ING Bank NV	2.450%	3/16/20	925	923
[6]	ING Bank NV	2.700%	8/17/20	93	93
	Intesa Sanpaolo SPA	2.375%	1/13/17	417	417
	Intesa Sanpaolo SPA	3.875%	1/16/18	556	564
	JPMorgan Chase & Co.	1.350%	2/15/17	295	295
	JPMorgan Chase & Co.	2.000%	8/15/17	635	637
	JPMorgan Chase & Co.	1.800%	1/25/18	470	471
	JPMorgan Chase & Co.	1.700%	3/1/18	2,277	2,277
	JPMorgan Chase & Co.	1.625%	5/15/18	63	63
	JPMorgan Chase & Co.	2.350%	1/28/19	1,550	1,562
	JPMorgan Chase & Co.	2.200%	10/22/19	2,634	2,645
	JPMorgan Chase & Co.	2.250%	1/23/20	1,227	1,224
	JPMorgan Chase & Co.	2.750%	6/23/20	2,530	2,550
	JPMorgan Chase & Co.	4.250%	10/15/20	139	147
	JPMorgan Chase & Co.	2.550%	10/29/20	1,402	1,404
	JPMorgan Chase & Co.	2.550%	3/1/21	495	492
	JPMorgan Chase & Co.	2.400%	6/7/21	550	544
	JPMorgan Chase & Co.	2.295%	8/15/21	1,195	1,172
	JPMorgan Chase & Co.	2.972%	1/15/23	1,724	1,716
	JPMorgan Chase & Co.	2.700%	5/18/23	409	398
	JPMorgan Chase Bank NA	6.000%	7/5/17	215	220
	JPMorgan Chase Bank NA	6.000%	10/1/17	775	800
	JPMorgan Chase Bank NA	1.650%	9/23/19	710	703
	KeyBank NA	1.650%	2/1/18	136	136
	KeyBank NA	1.700%	6/1/18	250	250
	KeyBank NA	2.350%	3/8/19	1,246	1,254
	KeyBank NA	2.500%	11/22/21	250	248
[11]	Leeds Building Society	1.375%	5/5/22	1,248	1,308
[8]	Lloyds Bank plc	3.250%	4/1/20	700	500
[6]	Macquarie Bank Ltd.	1.600%	10/27/17	1,400	1,399
[5,8] Macquarie Bank Ltd.		2.790%	10/26/18	390	282
[6]	Macquarie Bank Ltd.	2.400%	1/21/20	865	858
[6]	Macquarie Bank Ltd.	4.875%	6/10/25	300	303
	Manufacturers & Traders Trust Co.	1.250%	1/30/17	250	250
	Manufacturers & Traders Trust Co.	6.625%	12/4/17	925	965
	Manufacturers & Traders Trust Co.	1.450%	3/7/18	855	854
	Manufacturers & Traders Trust Co.	2.300%	1/30/19	970	974
	Manufacturers & Traders Trust Co.	2.250%	7/25/19	990	998
	Manufacturers & Traders Trust Co.	2.100%	2/6/20	470	467
[5]	Manufacturers & Traders Trust Co.	1.571%	12/1/21	245	241
	Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	1,000	1,001
	Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	940	911
[6]	Mitsubishi UFJ Trust & Banking Corp.	1.600%	10/16/17	710	709
[6]	Mitsubishi UFJ Trust & Banking Corp.	2.450%	10/16/19	1,055	1,057
[6]	Mitsubishi UFJ Trust & Banking Corp.	2.650%	10/19/20	760	757
	Morgan Stanley	5.450%	1/9/17	640	640
	Morgan Stanley	5.550%	4/27/17	455	461
	Morgan Stanley	6.250%	8/28/17	335	345
	Morgan Stanley	5.950%	12/28/17	1,179	1,227
	Morgan Stanley	1.875%	1/5/18	1,495	1,497
	Morgan Stanley	6.625%	4/1/18	529	559
	Morgan Stanley	2.125%	4/25/18	740	743
	Morgan Stanley	2.500%	1/24/19	1,090	1,098
	Morgan Stanley	2.450%	2/1/19	872	877
	Morgan Stanley	2.375%	7/23/19	988	991
	Morgan Stanley	5.625%	9/23/19	182	197
	Morgan Stanley	5.500%	1/26/20	364	395
	Morgan Stanley	2.650%	1/27/20	573	575
	Morgan Stanley	2.800%	6/16/20	489	492

14

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Morgan Stanley	2.500%	4/21/21	1,168	1,154
	Morgan Stanley	2.625%	11/17/21	2,150	2,118
[11]	Morgan Stanley	1.000%	12/2/22	661	702
[11]	Morgan Stanley	1.375%	10/27/26	490	504
	MUFG Americas Holdings Corp.	1.625%	2/9/18	300	299
	MUFG Americas Holdings Corp.	2.250%	2/10/20	700	692
	MUFG Union Bank NA	2.625%	9/26/18	945	955
	MUFG Union Bank NA	2.250%	5/6/19	580	581
	National Australia Bank Ltd.	2.300%	7/25/18	500	504
	National Australia Bank Ltd.	2.000%	1/14/19	556	556
	National Australia Bank Ltd.	1.375%	7/12/19	500	491
	National Australia Bank Ltd.	1.875%	7/12/21	400	387
	National Bank of Canada	2.100%	12/14/18	675	677
	National City Bank	5.800%	6/7/17	375	382
	National City Corp.	6.875%	5/15/19	190	208
[6]	Nationwide Building Society	2.350%	1/21/20	350	349
[3,11] Nationwide Building Society		4.125%	3/20/23	744	813
[9]	Nationwide Building Society	3.250%	1/20/28	175	228
[6]	Nordea Bank AB	1.625%	9/30/19	495	489
[6]	Nordea Bank AB	2.500%	9/17/20	307	306
	PNC Bank NA	5.250%	1/15/17	665	666
	PNC Bank NA	4.875%	9/21/17	565	578
	PNC Bank NA	1.500%	10/18/17	1,200	1,200
	PNC Bank NA	6.000%	12/7/17	115	120
	PNC Bank NA	1.500%	2/23/18	1,300	1,299
	PNC Bank NA	6.875%	4/1/18	100	106
	PNC Bank NA	1.600%	6/1/18	1,900	1,897
	PNC Bank NA	1.850%	7/20/18	740	741
	PNC Bank NA	1.800%	11/5/18	1,122	1,123
	PNC Bank NA	2.200%	1/28/19	1,185	1,190
	PNC Bank NA	2.250%	7/2/19	1,010	1,016
	PNC Bank NA	2.400%	10/18/19	1,791	1,808
	PNC Bank NA	2.300%	6/1/20	364	364
	PNC Bank NA	2.600%	7/21/20	1,135	1,143
	PNC Bank NA	2.450%	11/5/20	439	440
	PNC Bank NA	2.150%	4/29/21	632	623
	PNC Bank NA	2.550%	12/9/21	755	754
	PNC Funding Corp.	5.625%	2/1/17	105	105
	PNC Funding Corp.	5.125%	2/8/20	180	195
	Regions Bank	7.500%	5/15/18	250	268
	Royal Bank of Canada	1.250%	6/16/17	480	480
	Royal Bank of Canada	1.400%	10/13/17	640	640
	Royal Bank of Canada	1.500%	1/16/18	95	95
	Royal Bank of Canada	2.200%	7/27/18	600	604
	Royal Bank of Canada	1.800%	7/30/18	439	441
	Royal Bank of Canada	2.000%	12/10/18	530	531
	Royal Bank of Canada	2.150%	3/15/19	825	827
	Royal Bank of Canada	1.500%	7/29/19	1,420	1,401
	Royal Bank of Canada	2.350%	10/30/20	187	187
	Royal Bank of Scotland Group plc	3.875%	9/12/23	470	451
	Santander Bank NA	8.750%	5/30/18	795	857
	Santander Holdings USA Inc.	2.700%	5/24/19	950	949
	Santander UK Group Holdings plc	3.125%	1/8/21	480	479
[9]	Santander UK Group Holdings plc	3.625%	1/14/26	362	456
	Santander UK plc	1.375%	3/13/17	2,245	2,245
	Santander UK plc	1.650%	9/29/17	125	125
	Santander UK plc	3.050%	8/23/18	1,130	1,147
	Santander UK plc	2.000%	8/24/18	386	386
	Santander UK plc	2.500%	3/14/19	1,510	1,516
	Santander UK plc	2.350%	9/10/19	1,599	1,600
[6]	Skandinaviska Enskilda Banken AB	1.750%	3/19/18	450	450
	Skandinaviska Enskilda Banken AB	2.625%	3/15/21	250	250
	Skandinaviska Enskilda Banken AB	1.875%	9/13/21	1,200	1,159
	State Street Corp.	2.650%	5/19/26	113	107
[3]	State Street Corp.	5.250%	12/29/49	340	346
	Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	170	171
	Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	1,317	1,274
	Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	450	442
	SunTrust Banks Inc.	6.000%	9/11/17	205	211
	SunTrust Banks Inc.	2.900%	3/3/21	580	587
	Svenska Handelsbanken AB	2.500%	1/25/19	548	554

	Svenska Handelsbanken AB	1.500%	9/6/19	585	575
	Svenska Handelsbanken AB	2.450%	3/30/21	1,800	1,786
	Svenska Handelsbanken AB	1.875%	9/7/21	1,105	1,070
	Synchrony Financial	3.000%	8/15/19	1,874	1,897
	Synchrony Financial	2.700%	2/3/20	912	909
	Synchrony Financial	4.250%	8/15/24	140	142
	Synchrony Financial	4.500%	7/23/25	195	200
	Synchrony Financial	3.700%	8/4/26	761	731
	Toronto-Dominion Bank	1.625%	3/13/18	1,140	1,141
	Toronto-Dominion Bank	2.125%	7/2/19	1,560	1,564
	Toronto-Dominion Bank	1.450%	8/13/19	500	493
	Toronto-Dominion Bank	2.250%	11/5/19	1,015	1,020
	Toronto-Dominion Bank	2.500%	12/14/20	565	567
	Toronto-Dominion Bank	2.125%	4/7/21	1,175	1,156
	Toronto-Dominion Bank	1.800%	7/13/21	505	489
	UBS AG	1.800%	3/26/18	1,895	1,895
	UBS AG	2.375%	8/14/19	282	283
[6]	UBS Group Funding Jersey Ltd.	2.950%	9/24/20	605	605
	US Bank NA	1.375%	9/11/17	1,010	1,010
	US Bank NA	1.350%	1/26/18	502	501
	US Bank NA	2.125%	10/28/19	508	510
	Wachovia Corp.	5.750%	6/15/17	717	731
	Wachovia Corp.	5.750%	2/1/18	1,316	1,371
[10]	Washington Mutual Bank / Debt not
	acquired by JPMorgan	6.875%	6/15/11	517	—
	Wells Fargo & Co.	1.400%	9/8/17	887	886
	Wells Fargo & Co.	5.625%	12/11/17	480	498
	Wells Fargo & Co.	1.500%	1/16/18	980	979
[8]	Wells Fargo & Co.	4.250%	1/25/18	120	88
	Wells Fargo & Co.	2.150%	1/15/19	556	560
	Wells Fargo & Co.	2.125%	4/22/19	1,529	1,532
[8]	Wells Fargo & Co.	4.000%	8/8/19	600	441
	Wells Fargo & Co.	2.150%	1/30/20	1,815	1,806
	Wells Fargo & Co.	2.600%	7/22/20	1,375	1,383
	Wells Fargo & Co.	2.100%	7/26/21	445	432
[8]	Wells Fargo & Co.	3.000%	7/27/21	1,150	808
[5,8] Wells Fargo & Co.		3.075%	7/27/21	250	181
[9]	Wells Fargo & Co.	2.000%	7/28/25	359	434
	Wells Fargo Bank NA	6.000%	11/15/17	1,413	1,466
	Wells Fargo Bank NA	1.800%	11/28/18	620	619
	Wells Fargo Bank NA	1.750%	5/24/19	1,778	1,768
	Wells Fargo Bank NA	2.150%	12/6/19	2,060	2,051
	Westpac Banking Corp.	1.200%	5/19/17	500	500
	Westpac Banking Corp.	2.000%	8/14/17	1,225	1,229
	Westpac Banking Corp.	1.500%	12/1/17	1,175	1,175
	Westpac Banking Corp.	1.600%	1/12/18	1,025	1,024
	Westpac Banking Corp.	2.250%	7/30/18	500	503
	Westpac Banking Corp.	1.950%	11/23/18	485	486
	Westpac Banking Corp.	2.250%	1/17/19	1,040	1,044
	Westpac Banking Corp.	1.600%	8/19/19	965	953
	Westpac Banking Corp.	4.875%	11/19/19	845	906
	Westpac Banking Corp.	2.300%	5/26/20	70	70
	Westpac Banking Corp.	2.600%	11/23/20	1,505	1,506
	Westpac Banking Corp.	2.100%	5/13/21	1,511	1,476
[5,8] Westpac Banking Corp.		2.940%	6/3/21	200	145
	Westpac Banking Corp.	2.000%	8/19/21	1,900	1,841
	Westpac Banking Corp.	2.850%	5/13/26	105	100
[3]	Westpac Banking Corp.	4.322%	11/23/31	965	964
[11]	Yorkshire Building Society	1.250%	3/17/22	727	767

	Brokerage (0.3%)
[6]	Apollo Management Holdings LP	4.400%	5/27/26	275	273
	Charles Schwab Corp.	6.375%	9/1/17	140	144
	Charles Schwab Corp.	1.500%	3/10/18	465	465
	Franklin Resources Inc.	1.375%	9/15/17	380	381
	Jefferies Group LLC	5.125%	4/13/18	365	377
	Legg Mason Inc.	2.700%	7/15/19	140	141
[10]	Lehman Brothers Holdings E-Capital
	Trust I	3.589%	8/19/65	210	—
	Nomura Holdings Inc.	2.750%	3/19/19	620	626
	NYSE Euronext	2.000%	10/5/17	418	420

15

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Stifel Financial Corp.	3.500%	12/1/20	620	622
	Stifel Financial Corp.	4.250%	7/18/24	75	74
	TD Ameritrade Holding Corp.	2.950%	4/1/22	415	419

	Finance Companies (0.6%)
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	315	321
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	320	330
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.950%	2/1/22	250	253
	Air Lease Corp.	5.625%	4/1/17	1,993	2,009
	Air Lease Corp.	3.375%	1/15/19	755	766
	GE Capital International Funding Co.	2.342%	11/15/20	2,724	2,721
	GE Capital International Funding Co.	4.418%	11/15/35	200	209
	International Lease Finance Corp.	4.625%	4/15/21	235	244
[6]	SMBC Aviation Capital Finance DAC	2.650%	7/15/21	645	621

	Insurance (2.0%)
	Aetna Inc.	1.700%	6/7/18	435	434
	Aetna Inc.	1.900%	6/7/19	430	429
	Aetna Inc.	2.400%	6/15/21	360	357
	Aetna Inc.	2.800%	6/15/23	235	231
	Aetna Inc.	3.200%	6/15/26	510	504
	Aflac Inc.	3.625%	6/15/23	140	145
[6]	AIG Global Funding	2.700%	12/15/21	315	314
	Alleghany Corp.	5.625%	9/15/20	210	226
	Allied World Assurance Co. Holdings
	Ltd.	4.350%	10/29/25	160	160
	Alterra Finance LLC	6.250%	9/30/20	235	262
	American Financial Group Inc.	9.875%	6/15/19	770	902
	American International Group Inc.	2.300%	7/16/19	142	143
	American International Group Inc.	4.875%	6/1/22	205	223
	American International Group Inc.	4.125%	2/15/24	150	156
	American International Group Inc.	3.750%	7/10/25	200	201
	Anthem Inc.	1.875%	1/15/18	465	465
	Aspen Insurance Holdings Ltd.	6.000%	12/15/20	625	679
	Assurant Inc.	2.500%	3/15/18	700	707
	Axis Specialty Finance LLC	5.875%	6/1/20	300	330
	AXIS Specialty Finance plc	2.650%	4/1/19	350	353
	Berkshire Hathaway Finance Corp.	5.400%	5/15/18	600	635
	Berkshire Hathaway Finance Corp.	1.300%	8/15/19	880	869
	Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
	Berkshire Hathaway Inc.	2.750%	3/15/23	1,080	1,076
	Berkshire Hathaway Inc.	3.125%	3/15/26	630	625
	Chubb INA Holdings Inc.	2.300%	11/3/20	317	316
	Chubb INA Holdings Inc.	2.875%	11/3/22	250	251
	Chubb INA Holdings Inc.	2.700%	3/13/23	140	138
	CNA Financial Corp.	7.350%	11/15/19	100	113
[3,11] Credit Agricole Assurances SA		4.250%	1/29/49	100	103
[3,11] Credit Agricole Assurances SA		4.500%	10/31/49	100	104
[11]	Liberty Mutual Group Inc.	2.750%	5/4/26	261	284
	Manulife Financial Corp.	4.150%	3/4/26	590	617
	Marsh & McLennan Cos. Inc.	2.550%	10/15/18	125	126
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	340	338
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	80	87
[6]	MassMutual Global Funding II	2.100%	8/2/18	300	302
[6]	MassMutual Global Funding II	2.500%	10/17/22	365	355
	MetLife Inc.	1.756%	12/15/17	300	300
	MetLife Inc.	6.817%	8/15/18	315	339
	MetLife Inc.	7.717%	2/15/19	220	246
	MetLife Inc.	4.368%	9/15/23	86	92
[3]	MetLife Inc.	5.250%	12/29/49	165	167
[6]	Metropolitan Life Global Funding I	1.500%	1/10/18	650	650
[8]	Metropolitan Life Global Funding I	4.500%	10/10/18	940	696
[6]	Metropolitan Life Global Funding I	2.300%	4/10/19	275	277
[6]	Metropolitan Life Global Funding I	3.000%	1/10/23	300	301
[6]	Metropolitan Life Global Funding I	3.450%	12/18/26	305	307
[6]	New York Life Global Funding	1.950%	2/11/20	430	427
[6]	Pricoa Global Funding I	2.550%	11/24/20	235	235
[6]	Principal Life Global Funding II	2.200%	4/8/20	685	676

[3]	Progressive Corp.	6.700%	6/15/67	765	749
	Prudential Financial Inc.	7.375%	6/15/19	255	287
	Prudential Financial Inc.	2.350%	8/15/19	260	262
	Prudential Financial Inc.	4.500%	11/16/21	300	324
[3]	Prudential Financial Inc.	5.375%	5/15/45	290	296
	Reinsurance Group of America Inc.	5.625%	3/15/17	275	277
	Reinsurance Group of America Inc.	6.450%	11/15/19	505	557
	Reinsurance Group of America Inc.	3.950%	9/15/26	620	613
[6]	Reliance Standard Life Global
	Funding II	2.150%	10/15/18	680	683
[6]	Reliance Standard Life Global
	Funding II	2.500%	1/15/20	1,255	1,243
[6]	Reliance Standard Life Global
	Funding II	2.375%	5/4/20	430	423
[6]	Reliance Standard Life Global
	Funding II	3.050%	1/20/21	205	206
[6]	TIAA Asset Management Finance Co.
	LLC	2.950%	11/1/19	1,463	1,487
	Torchmark Corp.	9.250%	6/15/19	170	197
	Travelers Cos. Inc.	5.800%	5/15/18	55	58
	Travelers Cos. Inc.	5.900%	6/2/19	70	76
	Travelers Cos. Inc.	3.900%	11/1/20	105	111
[11]	Trinity Acquisition plc	2.125%	5/26/22	340	366
	UnitedHealth Group Inc.	1.900%	7/16/18	480	482
	UnitedHealth Group Inc.	2.700%	7/15/20	350	356

	Real Estate Investment Trusts (1.3%)
	Alexandria Real Estate Equities Inc.	2.750%	1/15/20	715	711
	Boston Properties LP	3.700%	11/15/18	100	103
	Boston Properties LP	5.875%	10/15/19	781	851
	Boston Properties LP	2.750%	10/1/26	142	130
	Brandywine Operating Partnership LP	5.700%	5/1/17	305	309
	Brandywine Operating Partnership LP	4.950%	4/15/18	475	491
	Brandywine Operating Partnership LP	3.950%	2/15/23	164	162
	Brixmor Operating Partnership LP	3.850%	2/1/25	146	143
	Brixmor Operating Partnership LP	4.125%	6/15/26	760	756
	DDR Corp.	4.750%	4/15/18	725	746
	DDR Corp.	7.875%	9/1/20	170	197
	Digital Realty Trust LP	3.400%	10/1/20	706	716
	Digital Realty Trust LP	3.950%	7/1/22	840	858
	Digital Realty Trust LP	4.750%	10/1/25	165	172
	Duke Realty LP	6.500%	1/15/18	75	78
	Duke Realty LP	3.250%	6/30/26	107	103
	ERP Operating LP	2.375%	7/1/19	125	126
	ERP Operating LP	4.750%	7/15/20	53	57
	Essex Portfolio LP	3.500%	4/1/25	53	52
	Federal Realty Investment Trust	2.550%	1/15/21	232	231
[6]	Goodman Australia Industrial Fund	3.400%	9/30/26	410	389
[11]	Hammerson plc	2.000%	7/1/22	308	335
	HCP Inc.	2.625%	2/1/20	295	295
	HCP Inc.	4.000%	12/1/22	218	223
	HCP Inc.	4.250%	11/15/23	180	184
	HCP Inc.	3.400%	2/1/25	365	349
	HCP Inc.	4.000%	6/1/25	210	207
	Healthcare Trust of America Holdings
	LP	3.700%	4/15/23	320	319
	Healthcare Trust of America Holdings
	LP	3.500%	8/1/26	250	237
	Highwoods Realty LP	5.850%	3/15/17	105	106
	Kilroy Realty LP	4.800%	7/15/18	435	450
	Liberty Property LP	4.750%	10/1/20	260	274
	Liberty Property LP	3.750%	4/1/25	85	85
	Omega Healthcare Investors Inc.	4.375%	8/1/23	1,000	982
	Omega Healthcare Investors Inc.	5.250%	1/15/26	524	536
	Realty Income Corp.	2.000%	1/31/18	130	130
	Realty Income Corp.	5.750%	1/15/21	95	105
	Senior Housing Properties Trust	3.250%	5/1/19	850	852
	Simon Property Group LP	2.150%	9/15/17	40	40
	Simon Property Group LP	5.650%	2/1/20	386	421
	Simon Property Group LP	2.500%	9/1/20	269	270
	Simon Property Group LP	4.375%	3/1/21	175	187

16

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Simon Property Group LP	2.350%	1/30/22	295	291
	Ventas Realty LP	3.125%	6/15/23	276	270
	Ventas Realty LP / Ventas Capital Corp.	2.000%	2/15/18	560	561
	VEREIT Operating Partnership LP	3.000%	2/6/19	505	502
	Welltower Inc.	4.700%	9/15/17	365	373
	Welltower Inc.	2.250%	3/15/18	385	387
	Welltower Inc.	4.125%	4/1/19	1,137	1,178
	Welltower Inc.	4.000%	6/1/25	170	173
[9]	Welltower Inc.	4.800%	11/20/28	104	148
					346,475
Industrial (23.0%)
	Basic Industry (1.2%)
	Agrium Inc.	6.750%	1/15/19	922	1,000
[6]	Air Liquide Finance SA	1.375%	9/27/19	510	502
[6]	Air Liquide Finance SA	1.750%	9/27/21	580	558
	Air Products & Chemicals Inc.	1.200%	10/15/17	275	277
	Air Products & Chemicals Inc.	4.375%	8/21/19	170	181
	Airgas Inc.	1.650%	2/15/18	555	555
	Airgas Inc.	2.375%	2/15/20	240	240
	Airgas Inc.	3.050%	8/1/20	300	304
	Albemarle Corp.	3.000%	12/1/19	120	122
[8]	BHP Billiton Finance Ltd.	3.750%	10/18/17	340	247
[8]	BHP Billiton Finance Ltd.	3.000%	3/30/20	340	243
	BHP Billiton Finance USA Ltd.	1.625%	2/24/17	1,720	1,718
	BHP Billiton Finance USA Ltd.	5.400%	3/29/17	768	775
	BHP Billiton Finance USA Ltd.	2.050%	9/30/18	335	336
	BHP Billiton Finance USA Ltd.	6.500%	4/1/19	878	963
	BHP Billiton Finance USA Ltd.	3.250%	11/21/21	185	190
	CF Industries Inc.	6.875%	5/1/18	640	672
[6]	CF Industries Inc.	3.400%	12/1/21	230	227
	CF Industries Inc.	3.450%	6/1/23	155	140
[11]	Eastman Chemical Co.	1.500%	5/26/23	300	326
	EI du Pont de Nemours & Co.	6.000%	7/15/18	658	698
	EI du Pont de Nemours & Co.	4.625%	1/15/20	270	288
[8]	Glencore Australia Holdings Pty Ltd.	4.500%	9/19/19	100	73
	Goldcorp Inc.	2.125%	3/15/18	360	359
	LyondellBasell Industries NV	5.000%	4/15/19	520	549
	Monsanto Co.	1.150%	6/30/17	230	229
	Monsanto Co.	5.125%	4/15/18	535	556
	Monsanto Co.	1.850%	11/15/18	75	75
	Potash Corp. of Saskatchewan Inc.	3.250%	12/1/17	693	702
	Potash Corp. of Saskatchewan Inc.	6.500%	5/15/19	275	300
	PPG Industries Inc.	2.300%	11/15/19	715	717
	Praxair Inc.	4.500%	8/15/19	710	755
	Praxair Inc.	4.050%	3/15/21	65	69
	Praxair Inc.	3.000%	9/1/21	125	127
	Rio Tinto Finance USA Ltd.	9.000%	5/1/19	120	139
	Vale Overseas Ltd.	5.625%	9/15/19	230	243
	Vale Overseas Ltd.	5.875%	6/10/21	940	981

	Capital Goods (2.1%)
	Acuity Brands Lighting Inc.	6.000%	12/15/19	200	220
	Caterpillar Financial Services Corp.	7.150%	2/15/19	1,135	1,256
	Caterpillar Financial Services Corp.	1.350%	5/18/19	810	797
	Caterpillar Financial Services Corp.	1.700%	8/9/21	1,000	960
[6]	Caterpillar Financial Services Corp.	1.931%	10/1/21	2,387	2,296
	Caterpillar Inc.	7.900%	12/15/18	1,460	1,629
[6]	Embraer Overseas Ltd.	5.696%	9/16/23	263	275
	General Electric Capital Corp.	2.900%	1/9/17	145	145
	General Electric Capital Corp.	2.450%	3/15/17	105	105
	General Electric Capital Corp.	5.625%	5/1/18	145	153
	General Electric Capital Corp.	6.000%	8/7/19	731	808
	General Electric Capital Corp.	2.200%	1/9/20	736	738
	General Electric Capital Corp.	5.550%	5/4/20	1,357	1,508
	General Electric Capital Corp.	4.375%	9/16/20	750	806
	General Electric Capital Corp.	4.625%	1/7/21	1,877	2,036
	General Electric Capital Corp.	5.300%	2/11/21	163	181
	General Electric Capital Corp.	4.650%	10/17/21	470	515

[6]	General Electric Co. / LJ VP Holdings
	LLC	3.800%	6/18/19	555	580
	Illinois Tool Works Inc.	3.375%	9/15/21	425	442
	Illinois Tool Works Inc.	2.650%	11/15/26	1,015	967
	John Deere Capital Corp.	5.350%	4/3/18	655	686
	John Deere Capital Corp.	5.750%	9/10/18	680	725
	John Deere Capital Corp.	1.250%	10/9/19	450	442
	John Deere Capital Corp.	2.375%	7/14/20	1,245	1,248
	John Deere Capital Corp.	2.450%	9/11/20	1,075	1,079
	John Deere Capital Corp.	2.550%	1/8/21	360	361
	John Deere Capital Corp.	2.800%	3/4/21	815	824
	John Deere Capital Corp.	3.900%	7/12/21	240	254
[8]	John Deere Financial Ltd.	3.500%	12/18/19	890	649
	Precision Castparts Corp.	2.500%	1/15/23	645	634
	Raytheon Co.	6.750%	3/15/18	495	527
	Raytheon Co.	6.400%	12/15/18	1,620	1,770
	Raytheon Co.	4.400%	2/15/20	55	59
	Raytheon Co.	3.125%	10/15/20	222	229
	Rockwell Automation Inc.	5.650%	12/1/17	115	119
	Roper Technologies Inc.	2.800%	12/15/21	315	315
	Roper Technologies Inc.	3.800%	12/15/26	530	533
	United Rentals North America Inc.	4.625%	7/15/23	1,120	1,145
	United Rentals North America Inc.	5.875%	9/15/26	165	170
	United Rentals North America Inc.	5.500%	5/15/27	235	234

	Communication (2.6%)
	21st Century Fox America Inc.	7.250%	5/18/18	175	188
	21st Century Fox America Inc.	6.900%	3/1/19	160	176
[6]	Activision Blizzard Inc.	2.300%	9/15/21	350	339
	America Movil SAB de CV	5.625%	11/15/17	805	832
	America Movil SAB de CV	5.000%	10/16/19	500	536
	America Movil SAB de CV	5.000%	3/30/20	1,845	1,966
	American Tower Corp.	4.500%	1/15/18	510	523
	American Tower Corp.	2.800%	6/1/20	400	401
[9]	AT&T Inc.	5.875%	4/28/17	700	877
	AT&T Inc.	1.700%	6/1/17	275	275
	AT&T Inc.	1.400%	12/1/17	600	599
	AT&T Inc.	5.500%	2/1/18	309	321
	AT&T Inc.	5.600%	5/15/18	175	184
	AT&T Inc.	5.800%	2/15/19	780	837
	AT&T Inc.	5.875%	10/1/19	1,370	1,496
	AT&T Inc.	5.200%	3/15/20	395	424
	AT&T Inc.	2.450%	6/30/20	500	496
	AT&T Inc.	4.600%	2/15/21	100	106
	British Telecommunications plc	2.350%	2/14/19	215	216
	CBS Corp.	4.625%	5/15/18	60	62
	CBS Corp.	2.300%	8/15/19	20	20
	Comcast Cable Communications LLC	8.875%	5/1/17	375	384
	Comcast Corp.	6.500%	1/15/17	750	751
	Comcast Corp.	5.875%	2/15/18	410	430
	Crown Castle International Corp.	3.400%	2/15/21	700	709
	Crown Castle International Corp.	2.250%	9/1/21	400	385
	Crown Castle International Corp.	4.450%	2/15/26	400	412
[6]	Deutsche Telekom International
	Finance BV	2.250%	3/6/17	200	200
	Deutsche Telekom International
	Finance BV	6.750%	8/20/18	275	296
	Deutsche Telekom International
	Finance BV	6.000%	7/8/19	350	383
	Electronic Arts Inc.	3.700%	3/1/21	350	361
	Grupo Televisa SAB	6.000%	5/15/18	250	263
	Grupo Televisa SAB	6.625%	3/18/25	100	113
	Interpublic Group of Cos. Inc.	2.250%	11/15/17	78	78
[6]	KT Corp.	1.750%	4/22/17	815	815
	Moody’s Corp.	2.750%	7/15/19	1,425	1,441
	Moody’s Corp.	5.500%	9/1/20	150	164
	Omnicom Group Inc.	6.250%	7/15/19	125	138
	Omnicom Group Inc.	4.450%	8/15/20	360	382
	Orange SA	2.750%	2/6/19	720	729

17

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Orange SA	1.625%	11/3/19	1,200	1,180
	Qwest Corp.	6.500%	6/1/17	185	188
[6]	SES Global Americas Holdings GP	2.500%	3/25/19	1,295	1,288
[6]	Sky plc	2.625%	9/16/19	300	300
	Telefonica Emisiones SAU	6.221%	7/3/17	380	388
[8]	Telstra Corp. Ltd.	4.500%	11/13/18	590	438
[8]	Telstra Corp. Ltd.	4.000%	9/16/22	270	199
[6]	Telstra Corp. Ltd.	3.125%	4/7/25	250	246
	Thomson Reuters Corp.	1.300%	2/23/17	320	320
	Thomson Reuters Corp.	6.500%	7/15/18	730	779
	Time Warner Cable LLC	5.850%	5/1/17	800	811
	Time Warner Cable LLC	8.750%	2/14/19	395	445
	Time Warner Cable LLC	8.250%	4/1/19	555	624
	Verizon Communications Inc.	5.500%	2/15/18	25	26
	Verizon Communications Inc.	6.100%	4/15/18	380	402
	Verizon Communications Inc.	3.650%	9/14/18	1,525	1,575
	Verizon Communications Inc.	1.375%	8/15/19	500	492
	Verizon Communications Inc.	2.625%	2/21/20	970	978
	Verizon Communications Inc.	4.500%	9/15/20	2,320	2,479
	Verizon Communications Inc.	3.450%	3/15/21	800	822
	Verizon Communications Inc.	1.750%	8/15/21	500	479
	Verizon Communications Inc.	3.000%	11/1/21	200	201
	Verizon Communications Inc.	5.150%	9/15/23	200	221
	Viacom Inc.	6.125%	10/5/17	255	262
	Viacom Inc.	2.500%	9/1/18	236	237
	Viacom Inc.	5.625%	9/15/19	75	81
	Viacom Inc.	3.875%	12/15/21	400	404
	Viacom Inc.	3.450%	10/4/26	200	185
	Vodafone Group plc	1.250%	9/26/17	305	304
	Vodafone Group plc	5.450%	6/10/19	100	107

	Consumer Cyclical (3.6%)
	Alibaba Group Holding Ltd.	1.625%	11/28/17	905	903
	Alibaba Group Holding Ltd.	2.500%	11/28/19	391	393
	American Honda Finance Corp.	0.950%	5/5/17	380	380
	American Honda Finance Corp.	1.600%	7/13/18	255	256
	American Honda Finance Corp.	2.125%	10/10/18	1,005	1,014
	American Honda Finance Corp.	1.500%	11/19/18	350	349
	American Honda Finance Corp.	1.700%	2/22/19	350	349
	American Honda Finance Corp.	2.450%	9/24/20	415	417
	American Honda Finance Corp.	1.700%	9/9/21	395	380
	AutoZone Inc.	7.125%	8/1/18	480	519
	AutoZone Inc.	1.625%	4/21/19	205	203
	Block Financial LLC	4.125%	10/1/20	245	250
[6]	BMW US Capital LLC	1.500%	4/11/19	575	570
[6]	BMW US Capital LLC	2.000%	4/11/21	735	718
	CVS Health Corp.	1.900%	7/20/18	395	396
	CVS Health Corp.	2.250%	12/5/18	480	484
	CVS Health Corp.	2.800%	7/20/20	3,130	3,175
[6]	Daimler Finance North America LLC	2.950%	1/11/17	405	405
[6]	Daimler Finance North America LLC	1.125%	3/10/17	655	655
[6]	Daimler Finance North America LLC	2.400%	4/10/17	260	261
[6]	Daimler Finance North America LLC	1.375%	8/1/17	475	475
	Delphi Automotive plc	3.150%	11/19/20	365	370
	Dollar General Corp.	4.125%	7/15/17	305	309
	Dollar General Corp.	1.875%	4/15/18	235	235
[6]	Experian Finance plc	2.375%	6/15/17	1,105	1,109
	Ford Motor Credit Co. LLC	2.145%	1/9/18	335	336
	Ford Motor Credit Co. LLC	2.375%	1/16/18	365	366
	Ford Motor Credit Co. LLC	5.000%	5/15/18	1,715	1,780
	Ford Motor Credit Co. LLC	2.240%	6/15/18	350	350
[8]	Ford Motor Credit Co. LLC	4.050%	12/10/18	1,880	1,377
	Ford Motor Credit Co. LLC	2.375%	3/12/19	115	115
	Ford Motor Credit Co. LLC	2.597%	11/4/19	320	320
	Ford Motor Credit Co. LLC	2.459%	3/27/20	465	458
[8]	Ford Motor Credit Co. LLC	3.588%	6/2/20	1,024	739
	Ford Motor Credit Co. LLC	3.157%	8/4/20	340	343
	Ford Motor Credit Co. LLC	3.200%	1/15/21	335	335

	Ford Motor Credit Co. LLC	3.336%	3/18/21	970	976
	Ford Motor Credit Co. LLC	5.875%	8/2/21	400	441
	General Motors Co.	3.500%	10/2/18	885	902
	General Motors Financial Co. Inc.	2.625%	7/10/17	475	477
	General Motors Financial Co. Inc.	4.750%	8/15/17	25	25
	General Motors Financial Co. Inc.	3.250%	5/15/18	1,535	1,554
	General Motors Financial Co. Inc.	6.750%	6/1/18	1,110	1,177
	General Motors Financial Co. Inc.	3.100%	1/15/19	130	131
	General Motors Financial Co. Inc.	2.400%	5/9/19	830	825
	General Motors Financial Co. Inc.	3.500%	7/10/19	500	509
	General Motors Financial Co. Inc.	3.200%	7/13/20	935	937
	General Motors Financial Co. Inc.	3.700%	11/24/20	580	589
	General Motors Financial Co. Inc.	4.200%	3/1/21	485	499
[6]	Harley-Davidson Financial Services Inc. 2.700%		3/15/17	415	415
[6]	Harley-Davidson Financial Services Inc. 1.550%		11/17/17	85	85
[6]	Harley-Davidson Financial Services Inc. 2.400%		9/15/19	235	236
[6]	Harley-Davidson Financial Services Inc. 2.150%		2/26/20	255	252
[6]	Harley-Davidson Funding Corp.	6.800%	6/15/18	90	96
[6]	Hyundai Capital America	4.000%	6/8/17	193	195
	Lowe’s Cos. Inc.	1.625%	4/15/17	1,016	1,017
	Lowe’s Cos. Inc.	1.150%	4/15/19	295	291
	Lowe’s Cos. Inc.	4.625%	4/15/20	460	493
	Macy’s Retail Holdings Inc.	7.450%	7/15/17	175	181
	Macy’s Retail Holdings Inc.	3.450%	1/15/21	485	496
	Marriott International Inc.	6.375%	6/15/17	195	199
	Mastercard Inc.	2.000%	4/1/19	225	227
	McDonald’s Corp.	2.100%	12/7/18	290	292
	McDonald’s Corp.	2.750%	12/9/20	485	490
[6]	Nissan Motor Acceptance Corp.	2.000%	3/8/19	775	773
	Nordstrom Inc.	6.250%	1/15/18	264	276
	NVR Inc.	3.950%	9/15/22	165	168
	PACCAR Financial Corp.	1.750%	8/14/18	160	160
	PACCAR Financial Corp.	2.200%	9/15/19	450	453
	PACCAR Financial Corp.	2.500%	8/14/20	70	70
	QVC Inc.	3.125%	4/1/19	230	233
	Smithsonian Institute Washington DC
	GO	3.434%	9/1/23	150	153
	Starbucks Corp.	2.100%	2/4/21	310	309
	TJX Cos. Inc.	2.750%	6/15/21	450	457
[8]	Toyota Finance Australia Ltd.	4.250%	5/15/19	460	343
	Toyota Motor Credit Corp.	1.450%	1/12/18	650	650
	Toyota Motor Credit Corp.	1.550%	7/13/18	400	400
	Toyota Motor Credit Corp.	2.000%	10/24/18	255	256
	Toyota Motor Credit Corp.	2.100%	1/17/19	470	472
	Toyota Motor Credit Corp.	2.125%	7/18/19	985	989
[8]	Toyota Motor Credit Corp.	2.750%	7/26/21	70	50
	VF Corp.	5.950%	11/1/17	140	145
	Visa Inc.	1.200%	12/14/17	830	830
	Visa Inc.	2.200%	12/14/20	2,070	2,074
[8]	Volkswagen Financial Services
	Australia Pty Ltd.	4.250%	4/4/18	80	59
[8]	Volkswagen Financial Services
	Australia Pty Ltd.	3.250%	8/13/19	680	489
[6]	Volkswagen Group of America
	Finance LLC	1.250%	5/23/17	815	814
[6]	Volkswagen Group of America
	Finance LLC	1.600%	11/20/17	200	199
[6]	Volkswagen Group of America
	Finance LLC	1.650%	5/22/18	200	199
[6]	Volkswagen Group of America
	Finance LLC	2.125%	5/23/19	290	288
	Wal-Mart Stores Inc.	3.625%	7/8/20	715	752
	Wal-Mart Stores Inc.	3.250%	10/25/20	457	473
	Walgreens Boots Alliance Inc.	1.750%	5/30/18	440	440
	Walgreens Boots Alliance Inc.	2.600%	6/1/21	1,110	1,100
	Walgreens Boots Alliance Inc.	3.100%	6/1/23	165	164
[6]	Wesfarmers Ltd.	1.874%	3/20/18	425	425

18

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Consumer Noncyclical (5.4%)
	Abbott Laboratories	2.350%	11/22/19	2,250	2,250
	Abbott Laboratories	2.900%	11/30/21	1,200	1,196
	AbbVie Inc.	1.800%	5/14/18	3,140	3,142
	AbbVie Inc.	2.000%	11/6/18	415	416
	AbbVie Inc.	2.500%	5/14/20	2,270	2,270
	AbbVie Inc.	2.300%	5/14/21	710	694
	Actavis Funding SCS	2.350%	3/12/18	3,740	3,760
	Actavis Funding SCS	2.450%	6/15/19	235	236
	Actavis Funding SCS	3.000%	3/12/20	685	694
	Actavis Inc.	1.875%	10/1/17	512	513
	Actavis Inc.	6.125%	8/15/19	235	257
	Agilent Technologies Inc.	6.500%	11/1/17	99	102
	Agilent Technologies Inc.	5.000%	7/15/20	265	286
	Allergan Inc.	1.350%	3/15/18	200	199
	Altria Group Inc.	9.250%	8/6/19	1,714	2,017
	Altria Group Inc.	4.750%	5/5/21	941	1,025
	AmerisourceBergen Corp.	3.500%	11/15/21	300	308
	Anheuser-Busch Cos. LLC	5.600%	3/1/17	100	101
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	150	155
	Anheuser-Busch InBev Finance Inc.	1.250%	1/17/18	65	65
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	1,700	1,703
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	415	417
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	4,730	4,747
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	150	152
[11]	Anheuser-Busch InBev SA/NV	3.250%	1/24/33	100	125
[11]	Anheuser-Busch InBev SA/NV	2.750%	3/17/36	255	293
	Anheuser-Busch InBev Worldwide Inc.	7.750%	1/15/19	750	834
	Anheuser-Busch InBev Worldwide Inc.	5.375%	1/15/20	1,150	1,254
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	100	98
	Baxalta Inc.	2.875%	6/23/20	2,400	2,397
[11]	Becton Dickinson & Co.	1.900%	12/15/26	300	325
	Biogen Inc.	6.875%	3/1/18	120	127
	Biogen Inc.	2.900%	9/15/20	1,255	1,268
	Boston Scientific Corp.	2.650%	10/1/18	540	544
[11]	Bunge Finance Europe BV	1.850%	6/16/23	612	663
	Cardinal Health Inc.	1.900%	6/15/17	170	170
[6]	Cargill Inc.	1.900%	3/1/17	605	606
[6]	Cargill Inc.	6.000%	11/27/17	300	312
[6]	Cargill Inc.	7.350%	3/6/19	500	555
[6]	Cargill Inc.	3.250%	11/15/21	250	255
	Catholic Health Initiatives Colorado GO	2.600%	8/1/18	100	101
	Celgene Corp.	2.125%	8/15/18	300	301
	Clorox Co.	5.950%	10/15/17	120	124
	Coca-Cola Femsa SAB de CV	2.375%	11/26/18	600	601
	Conagra Brands Inc.	4.950%	8/15/20	61	65
	Conagra Brands Inc.	3.200%	1/25/23	451	449
	Constellation Brands Inc.	3.875%	11/15/19	250	259
	Constellation Brands Inc.	3.750%	5/1/21	120	124
	Constellation Brands Inc.	4.750%	11/15/24	305	324
	Constellation Brands Inc.	4.750%	12/1/25	85	90
	Covidien International Finance SA	6.000%	10/15/17	1,218	1,258
[11]	DH Europe Finance SA	1.700%	1/4/22	100	112
[11]	DH Europe Finance SA	2.500%	7/8/25	400	468
	Diageo Capital plc	1.125%	4/29/18	170	169
	Edwards Lifesciences Corp.	2.875%	10/15/18	600	608
	Express Scripts Holding Co.	3.300%	2/25/21	300	305
	Express Scripts Holding Co.	3.000%	7/15/23	900	866
	Express Scripts Holding Co.	4.500%	2/25/26	200	206
	General Mills Inc.	5.700%	2/15/17	219	220
	Gilead Sciences Inc.	2.550%	9/1/20	1,400	1,411
	Gilead Sciences Inc.	4.500%	4/1/21	770	833
	Gilead Sciences Inc.	2.500%	9/1/23	470	452
[6]	Grupo Bimbo SAB de CV	4.500%	1/25/22	300	311
[6]	Grupo Bimbo SAB de CV	3.875%	6/27/24	200	198
	Hershey Co.	1.600%	8/21/18	60	60
	Ingredion Inc.	1.800%	9/25/17	144	144
	Kraft Foods Group Inc.	2.250%	6/5/17	228	229
	Kraft Foods Group Inc.	6.125%	8/23/18	291	310

	Kraft Heinz Foods Co.	2.000%	7/2/18	250	250
[11]	Kraft Heinz Foods Co.	2.250%	5/25/28	500	537
	McCormick & Co. Inc.	3.900%	7/15/21	100	105
	McKesson Corp.	5.700%	3/1/17	150	151
	McKesson Corp.	2.284%	3/15/19	750	753
	Mead Johnson Nutrition Co.	3.000%	11/15/20	500	504
	Medtronic Inc.	1.500%	3/15/18	675	674
	Medtronic Inc.	1.375%	4/1/18	100	100
	Medtronic Inc.	2.500%	3/15/20	1,865	1,881
	Medtronic Inc.	3.150%	3/15/22	500	511
	Medtronic Inc.	3.625%	3/15/24	100	104
[11]	Merck & Co. Inc.	1.375%	11/2/36	200	202
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	180	194
[11]	Molson Coors Brewing Co.	1.250%	7/15/24	300	314
[6]	Mylan NV	3.000%	12/15/18	730	736
[6]	Mylan NV	3.150%	6/15/21	1,190	1,166
[6]	Mylan NV	3.950%	6/15/26	940	879
	Newell Brands Inc.	2.600%	3/29/19	500	506
	Newell Brands Inc.	3.150%	4/1/21	400	406
	Newell Brands Inc.	3.850%	4/1/23	500	517
	Newell Brands Inc.	5.375%	4/1/36	100	113
	Northwell Healthcare Inc.	3.979%	11/1/46	25	23
	PepsiCo Inc.	5.000%	6/1/18	330	346
	PepsiCo Inc.	2.250%	1/7/19	100	101
	PepsiCo Inc.	4.500%	1/15/20	400	429
	PepsiCo Inc.	1.850%	4/30/20	1,150	1,139
	Pharmacia LLC	6.500%	12/1/18	200	218
	Philip Morris International Inc.	1.125%	8/21/17	125	125
	Quest Diagnostics Inc.	2.700%	4/1/19	465	469
	Reynolds American Inc.	8.125%	6/23/19	1,216	1,387
	Reynolds American Inc.	3.250%	6/12/20	383	392
[6]	Roche Holdings Inc.	2.250%	9/30/19	705	710
[6]	Roche Holdings Inc.	1.750%	1/28/22	905	868
	Shire Acquisitions Investments
	Ireland DAC	2.400%	9/23/21	1,400	1,347
	Shire Acquisitions Investments
	Ireland DAC	2.875%	9/23/23	300	285
	St. Jude Medical Inc.	2.800%	9/15/20	500	501
	Stryker Corp.	2.000%	3/8/19	500	500
	Teva Pharmaceutical Finance
	Netherlands III BV	2.200%	7/21/21	2,040	1,951
	Teva Pharmaceutical Finance
	Netherlands III BV	2.800%	7/21/23	290	273
	The Kroger Co.	6.800%	12/15/18	150	164
	The Kroger Co.	2.000%	1/15/19	300	301
	The Kroger Co.	2.300%	1/15/19	760	765
	The Kroger Co.	6.150%	1/15/20	250	276
	The Kroger Co.	2.600%	2/1/21	450	449
	The Kroger Co.	2.950%	11/1/21	240	241
	Thermo Fisher Scientific Inc.	2.150%	12/14/18	400	402
[11]	Thermo Fisher Scientific Inc.	1.375%	9/12/28	773	773
	Tyson Foods Inc.	2.650%	8/15/19	755	761
	Wyeth LLC	5.450%	4/1/17	80	81
[11]	Zimmer Biomet Holdings Inc.	2.425%	12/13/26	600	641

	Energy (3.9%)
	Anadarko Petroleum Corp.	4.850%	3/15/21	550	588
	Anadarko Petroleum Corp.	3.450%	7/15/24	200	196
	Anadarko Petroleum Corp.	6.600%	3/15/46	200	247
	BP Capital Markets plc	1.846%	5/5/17	725	726
	BP Capital Markets plc	1.375%	11/6/17	550	550
	BP Capital Markets plc	1.375%	5/10/18	2,575	2,566
	BP Capital Markets plc	2.241%	9/26/18	705	711
[8]	BP Capital Markets plc	4.750%	11/15/18	550	409
	BP Capital Markets plc	4.750%	3/10/19	730	773
	BP Capital Markets plc	1.676%	5/3/19	250	248
	BP Capital Markets plc	2.237%	5/10/19	500	502
	BP Capital Markets plc	2.521%	1/15/20	220	221
	BP Capital Markets plc	2.315%	2/13/20	1,350	1,352

19

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	BP Capital Markets plc	4.500%	10/1/20	600	642
	BP Capital Markets plc	2.112%	9/16/21	200	196
	BP Capital Markets plc	3.062%	3/17/22	250	252
	BP Capital Markets plc	3.814%	2/10/24	300	310
	Chevron Corp.	1.365%	3/2/18	875	874
	Chevron Corp.	1.718%	6/24/18	1,060	1,063
	Chevron Corp.	4.950%	3/3/19	700	746
	Chevron Corp.	2.193%	11/15/19	200	202
	Chevron Corp.	1.961%	3/3/20	1,095	1,091
	Chevron Corp.	2.427%	6/24/20	515	519
	Chevron Corp.	2.419%	11/17/20	450	453
	ConocoPhillips	5.750%	2/1/19	1,150	1,235
	ConocoPhillips Co.	4.200%	3/15/21	1,870	1,984
	ConocoPhillips Co.	2.875%	11/15/21	250	252
	Devon Energy Corp.	4.000%	7/15/21	470	483
	Devon Energy Corp.	3.250%	5/15/22	300	298
	Dominion Gas Holdings LLC	2.500%	12/15/19	500	505
	Dominion Gas Holdings LLC	2.800%	11/15/20	300	303
	Dominion Gas Holdings LLC	3.550%	11/1/23	300	303
	El Paso Natural Gas Co. LLC	5.950%	4/15/17	250	253
	Enbridge Energy Partners LP	4.375%	10/15/20	25	26
[3]	Enbridge Energy Partners LP	8.050%	10/1/77	30	28
	Energy Transfer Partners LP	6.125%	2/15/17	515	518
	Energy Transfer Partners LP	2.500%	6/15/18	450	452
	Energy Transfer Partners LP	6.700%	7/1/18	990	1,053
	Energy Transfer Partners LP	4.150%	10/1/20	1,221	1,267
	Energy Transfer Partners LP	4.650%	6/1/21	545	575
	Energy Transfer Partners LP	5.200%	2/1/22	195	209
	EOG Resources Inc.	5.875%	9/15/17	50	52
	EOG Resources Inc.	5.625%	6/1/19	425	459
	EOG Resources Inc.	2.450%	4/1/20	300	300
	EOG Resources Inc.	2.625%	3/15/23	200	194
	Exxon Mobil Corp.	1.912%	3/6/20	800	797
	Exxon Mobil Corp.	4.114%	3/1/46	85	87
	Kinder Morgan Energy Partners LP	6.850%	2/15/20	125	139
	Kinder Morgan Energy Partners LP	6.500%	4/1/20	425	470
	Kinder Morgan Energy Partners LP	5.300%	9/15/20	125	134
	Kinder Morgan Inc.	7.000%	6/15/17	570	583
	Kinder Morgan Inc.	7.800%	8/1/31	150	185
	Marathon Oil Corp.	5.900%	3/15/18	315	328
	Marathon Oil Corp.	2.700%	6/1/20	300	296
	Nabors Industries Inc.	6.150%	2/15/18	460	479
	Occidental Petroleum Corp.	1.500%	2/15/18	1,140	1,141
	Occidental Petroleum Corp.	2.600%	4/15/22	805	802
	Occidental Petroleum Corp.	3.400%	4/15/26	220	221
	ONEOK Partners LP	2.000%	10/1/17	25	25
	ONEOK Partners LP	3.200%	9/15/18	280	286
	Petro-Canada	6.050%	5/15/18	115	121
	Phillips 66	2.950%	5/1/17	1,035	1,041
	Pioneer Natural Resources Co.	6.650%	3/15/17	120	121
	Pioneer Natural Resources Co.	6.875%	5/1/18	225	239
	Pioneer Natural Resources Co.	3.450%	1/15/21	600	613
	Shell International Finance BV	5.200%	3/22/17	375	378
	Shell International Finance BV	1.900%	8/10/18	100	101
	Shell International Finance BV	1.625%	11/10/18	500	500
	Shell International Finance BV	2.000%	11/15/18	325	327
	Shell International Finance BV	1.375%	5/10/19	1,600	1,581
	Shell International Finance BV	1.375%	9/12/19	1,500	1,479
	Shell International Finance BV	4.300%	9/22/19	750	796
	Shell International Finance BV	2.125%	5/11/20	1,300	1,295
	Shell International Finance BV	2.250%	11/10/20	1,250	1,245
	Shell International Finance BV	1.875%	5/10/21	1,500	1,466
	Shell International Finance BV	1.750%	9/12/21	600	582
	Shell International Finance BV	4.000%	5/10/46	200	191
[6]	Southern Natural Gas Co. LLC	5.900%	4/1/17	270	272
	Southern Natural Gas Co. LLC /
	Southern Natural Issuing Corp.	4.400%	6/15/21	155	164
	Spectra Energy Partners LP	2.950%	9/25/18	230	234
	Tennessee Gas Pipeline Co. LLC	7.000%	10/15/28	40	47

	Tennessee Gas Pipeline Co. LLC	7.625%	4/1/37	200	242
	Total Capital Canada Ltd.	1.450%	1/15/18	1,045	1,044
	Total Capital International SA	1.500%	2/17/17	615	615
	Total Capital International SA	1.550%	6/28/17	485	486
	Total Capital International SA	2.125%	1/10/19	1,130	1,136
	Total Capital International SA	2.100%	6/19/19	400	402
[8]	Total Capital International SA	4.250%	11/26/21	134	101
	Total Capital SA	2.125%	8/10/18	275	277
	Total Capital SA	4.450%	6/24/20	950	1,019
	Total Capital SA	4.250%	12/15/21	475	511
	TransCanada PipeLines Ltd.	2.500%	8/1/22	40	39
	Transocean Inc.	4.250%	10/15/17	1,555	1,555
	Williams Partners LP	5.250%	3/15/20	350	374
	Williams Partners LP	4.000%	11/15/21	165	169
	Williams Partners LP	3.600%	3/15/22	200	201
	Williams Partners LP	3.900%	1/15/25	253	248
[6]	Woodside Finance Ltd.	8.750%	3/1/19	250	281

	Other Industrial (0.4%)
[11]	Fluor Corp.	1.750%	3/21/23	900	988
[6]	Hutchison Whampoa Finance CI Ltd.	7.450%	8/1/17	255	263
[6]	Hutchison Whampoa International 09
	Ltd.	7.625%	4/9/19	2,990	3,346
[6]	Hutchison Whampoa International 14
	Ltd.	1.625%	10/31/17	970	968
[11]	Kennedy Wilson Europe Real Estate
	plc	3.250%	11/12/25	400	428

	Technology (2.4%)
	Altera Corp.	2.500%	11/15/18	100	102
	Amphenol Corp.	2.550%	1/30/19	115	116
	Analog Devices Inc.	2.500%	12/5/21	235	233
	Apple Inc.	1.300%	2/23/18	365	365
	Apple Inc.	2.100%	5/6/19	1,330	1,343
[5,8] Apple Inc.		2.410%	8/28/19	1,360	980
[8]	Apple Inc.	2.850%	8/28/19	860	622
	Apple Inc.	1.550%	2/7/20	465	460
	Apple Inc.	2.000%	5/6/20	615	615
	Apple Inc.	2.250%	2/23/21	2,400	2,395
	Apple Inc.	2.850%	5/6/21	875	892
	Applied Materials Inc.	2.625%	10/1/20	580	585
	Avnet Inc.	3.750%	12/1/21	80	81
	Baidu Inc.	2.250%	11/28/17	385	386
	Baidu Inc.	3.250%	8/6/18	825	837
	Baidu Inc.	2.750%	6/9/19	425	429
	Cisco Systems Inc.	4.450%	1/15/20	650	697
	Cisco Systems Inc.	2.200%	2/28/21	1,090	1,087
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	3.480%	6/1/19	1,910	1,951
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	1,655	1,712
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	5.875%	6/15/21	245	261
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	7.125%	6/15/24	245	271
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	160	190
[6]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	160	198
	Equifax Inc.	6.300%	7/1/17	120	123
	Fidelity National Information Services
	Inc.	1.450%	6/5/17	445	445
	Fidelity National Information Services
	Inc.	2.000%	4/15/18	70	70
	Fidelity National Information Services
	Inc.	2.850%	10/15/18	1,175	1,195
	Fidelity National Information Services
	Inc.	3.625%	10/15/20	1,500	1,552

20

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Fidelity National Information Services
	Inc.	2.250%	8/15/21	350	341
	Fiserv Inc.	2.700%	6/1/20	175	175
	Hewlett Packard Enterprise Co.	2.450%	10/5/17	960	965
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	1,125	1,134
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	1,480	1,504
	Intel Corp.	1.350%	12/15/17	792	793
[8]	Intel Corp.	3.250%	12/1/19	400	290
	Intel Corp.	2.450%	7/29/20	475	481
	International Business Machines Corp.	5.700%	9/14/17	691	712
	International Business Machines Corp.	7.625%	10/15/18	155	171
	KLA-Tencor Corp.	2.375%	11/1/17	335	337
	KLA-Tencor Corp.	3.375%	11/1/19	90	92
	Lam Research Corp.	2.750%	3/15/20	580	580
	Oracle Corp.	2.375%	1/15/19	925	937
	Oracle Corp.	5.000%	7/8/19	400	431
	Pitney Bowes Inc.	5.750%	9/15/17	20	20
	Pitney Bowes Inc.	5.600%	3/15/18	120	124
	Pitney Bowes Inc.	3.375%	10/1/21	315	305
	Seagate HDD Cayman	3.750%	11/15/18	340	348
	Total System Services Inc.	2.375%	6/1/18	50	50
	Total System Services Inc.	3.800%	4/1/21	610	629
	Tyco Electronics Group SA	6.550%	10/1/17	205	213
	Tyco Electronics Group SA	2.375%	12/17/18	350	353
	Tyco Electronics Group SA	2.350%	8/1/19	455	456
	Tyco Electronics Group SA	4.875%	1/15/21	45	49
	Tyco Electronics Group SA	3.500%	2/3/22	80	82
	Xerox Corp.	6.350%	5/15/18	180	190
	Xerox Corp.	2.800%	5/15/20	50	49
	Xerox Corp.	2.750%	9/1/20	170	167
	Xerox Corp.	4.500%	5/15/21	820	852
	Xilinx Inc.	2.125%	3/15/19	490	489

	Transportation (1.4%)
[3,6] AA Aircraft Financing 2013-1 LLC		6.500%	11/1/17	401	401
[6]	Air Canada	7.750%	4/15/21	125	140
[3,6] American Airlines 2013-2 Class A
	Pass Through Trust	3.596%	11/1/19	494	489
	Burlington Northern Santa Fe LLC	3.450%	9/15/21	200	209
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	225	227
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	1,185	1,254
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	100	105
	Canadian National Railway Co.	5.850%	11/15/17	370	386
[3]	Continental Airlines 1997-4 Class A
	Pass Through Trust	6.900%	7/2/19	43	43
[3]	Continental Airlines 1998-1 Class A
	Pass Through Trust	6.648%	3/15/19	15	15
[3]	Continental Airlines 1998-1 Class B
	Pass Through Trust	6.748%	9/15/18	86	87
[3]	Continental Airlines 1999-1 Class B
	Pass Through Trust	6.795%	2/2/20	9	10
[3]	Continental Airlines 2000-1 Class A-1
	Pass Through Trust	8.048%	11/1/20	94	103
[3]	Continental Airlines 2005-ERJ1 Pass
	Through Trust	9.798%	10/1/22	522	573
[3]	Continental Airlines 2012-2 Class B
	Pass Through Trust	5.500%	4/29/22	54	56
	Continental Airlines 2012-3 Class C
	Pass Thru Certificates	6.125%	4/29/18	1,235	1,283
[3,12] Delta Air Lines 2002-1 Class G-1 Pass
	Through Trust	6.718%	7/2/24	534	604
[3]	Delta Air Lines 2007-1 Class A Pass
	Through Trust	6.821%	2/10/24	849	974
[3]	Delta Air Lines 2007-1 Class B Pass
	Through Trust	8.021%	8/10/22	234	266
[3]	Delta Air Lines 2009-1 Class A Pass
	Through Trust	7.750%	6/17/21	508	564
[3]	Delta Air Lines 2010-1 Class A Pass
	Through Trust	6.200%	1/2/20	280	294

[3]	Delta Air Lines 2010-2 Class A Pass
	Through Trust	4.950%	11/23/20	89	93
[3]	Delta Air Lines 2012-1 Class A Pass
	Through Trust	4.750%	11/7/21	55	58
[6]	ERAC USA Finance LLC	6.375%	10/15/17	795	824
[6]	ERAC USA Finance LLC	2.800%	11/1/18	430	435
[6]	ERAC USA Finance LLC	2.350%	10/15/19	285	285
[6]	ERAC USA Finance LLC	2.700%	11/1/23	815	779
[3,6] Heathrow Funding Ltd.		4.875%	7/15/23	200	214
[6]	HPHT Finance 15 Ltd.	2.250%	3/17/18	695	696
	JB Hunt Transport Services Inc.	2.400%	3/15/19	120	120
	Kansas City Southern	2.350%	5/15/20	615	607
[3]	Northwest Airlines 2007-1 Class B
	Pass Through Trust	8.028%	11/1/17	511	536
[8]	Qantas Airways Ltd.	7.500%	6/11/21	1,250	1,009
	Ryder System Inc.	2.500%	3/1/18	190	191
	Ryder System Inc.	2.250%	9/1/21	350	341
[3]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.650%	8/1/22	318	347
[3]	Southwest Airlines Co. 2007-1 Pass
	Through Trust	6.150%	2/1/24	120	133
[3]	Spirit Airlines 2015-1 Pass Through
	Trust B	4.450%	10/1/25	323	329
[3]	UAL 2007-1 Pass Through Trust	6.636%	7/2/22	481	517
	Union Pacific Corp.	5.750%	11/15/17	225	234
	Union Pacific Corp.	5.700%	8/15/18	710	756
	Union Pacific Corp.	2.250%	2/15/19	385	388
	Union Pacific Corp.	1.800%	2/1/20	200	198
	Union Pacific Corp.	2.250%	6/19/20	575	577
	United Continental Holdings Inc.	6.375%	6/1/18	140	146
[3]	US Airways 2001-1C Pass Through
	Trust	7.346%	9/20/23	171	188
[6]	WestJet Airlines Ltd.	3.500%	6/16/21	470	471
					315,751
Utilities (2.7%)
	Electric (2.5%)
	Arizona Public Service Co.	8.750%	3/1/19	691	785
	Baltimore Gas & Electric Co.	3.500%	11/15/21	150	156
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	910	956
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	890	894
	Berkshire Hathaway Energy Co.	2.400%	2/1/20	400	401
[6]	Cleco Corporate Holdings LLC	3.743%	5/1/26	667	656
	CMS Energy Corp.	6.250%	2/1/20	225	249
	Commonwealth Edison Co.	6.150%	9/15/17	705	728
	Commonwealth Edison Co.	5.800%	3/15/18	880	924
	Commonwealth Edison Co.	2.150%	1/15/19	160	161
	Commonwealth Edison Co.	4.000%	8/1/20	675	711
	Duke Energy Corp.	3.750%	4/15/24	95	98
[6]	EDP Finance BV	4.900%	10/1/19	868	909
[6]	EDP Finance BV	4.125%	1/15/20	1,165	1,191
[6]	EDP Finance BV	5.250%	1/14/21	245	259
[6]	Emera US Finance LP	2.150%	6/15/19	465	465
[6]	Emera US Finance LP	2.700%	6/15/21	810	803
[6]	Emera US Finance LP	3.550%	6/15/26	95	93
[6]	Emera US Finance LP	4.750%	6/15/46	255	255
	Exelon Corp.	1.550%	6/9/17	600	600
	Exelon Corp.	2.850%	6/15/20	510	516
	Exelon Corp.	2.450%	4/15/21	125	123
	Exelon Corp.	3.950%	6/15/25	240	246
	FirstEnergy Corp.	2.750%	3/15/18	555	560
	FirstEnergy Corp.	4.250%	3/15/23	348	359
[6]	FirstEnergy Transmission LLC	4.350%	1/15/25	690	713
[6]	Fortis Inc.	2.100%	10/4/21	535	516
[6]	Fortis Inc.	3.055%	10/4/26	350	326
	Georgia Power Co.	5.400%	6/1/18	185	195
	Georgia Power Co.	2.400%	4/1/21	1,245	1,237
	LG&E & KU Energy LLC	3.750%	11/15/20	325	338
	MidAmerican Energy Co.	5.300%	3/15/18	893	933
	National Rural Utilities Cooperative
	Finance Corp.	10.375%	11/1/18	150	173

21

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	715	715
	Nevada Power Co.	6.500%	5/15/18	771	822
	Nevada Power Co.	6.500%	8/1/18	225	242
	Oncor Electric Delivery Co. LLC	5.000%	9/30/17	610	626
	Oncor Electric Delivery Co. LLC	6.800%	9/1/18	55	59
	Oncor Electric Delivery Co. LLC	7.000%	9/1/22	170	207
	Pacific Gas & Electric Co.	5.625%	11/30/17	1,220	1,265
	Pacific Gas & Electric Co.	8.250%	10/15/18	770	855
	Pacific Gas & Electric Co.	3.500%	10/1/20	1,315	1,364
	Pacific Gas & Electric Co.	4.250%	5/15/21	360	383
	Pacific Gas & Electric Co.	3.250%	9/15/21	185	190
	Pacific Gas & Electric Co.	4.450%	4/15/42	40	42
	Pacific Gas & Electric Co.	4.000%	12/1/46	40	39
	PacifiCorp	5.650%	7/15/18	490	521
	PacifiCorp	5.500%	1/15/19	114	122
	PacifiCorp	3.850%	6/15/21	100	106
	SCANA Corp.	4.750%	5/15/21	185	193
	South Carolina Electric & Gas Co.	5.250%	11/1/18	30	32
	South Carolina Electric & Gas Co.	6.500%	11/1/18	294	319
	Southern Co.	1.550%	7/1/18	1,000	999
	Southern Co.	1.850%	7/1/19	1,180	1,175
	Southern Co.	2.150%	9/1/19	350	350
	Southern Co.	2.750%	6/15/20	1,120	1,127
	Southern Co.	2.350%	7/1/21	1,645	1,614
[3]	Southern Co.	5.500%	3/15/57	530	534
	Southern Power Co.	1.950%	12/15/19	1,365	1,351
[11]	Southern Power Co.	1.000%	6/20/22	300	318
	Southwestern Electric Power Co.	5.875%	3/1/18	245	257
	Southwestern Electric Power Co.	6.450%	1/15/19	1,215	1,319
	Virginia Electric & Power Co.	2.950%	1/15/22	350	355

	Natural Gas (0.2%)
[6]	Engie SA	2.875%	10/10/22	175	174
	Sempra Energy	2.300%	4/1/17	945	947
	Sempra Energy	6.150%	6/15/18	580	614
	Sempra Energy	2.400%	3/15/20	235	235
	Sempra Energy	2.850%	11/15/20	230	232
	Southern Co. Gas Capital Corp.	2.450%	10/1/23	155	148
					37,380
Total Corporate Bonds (Cost $702,831)					699,606
Sovereign Bonds (6.7%)
	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	200	201
	Argentine Republic	7.000%	4/17/17	240	249
	Argentine Republic	8.750%	6/2/17	190	197
[6]	Avi Funding Co. Ltd.	2.850%	9/16/20	275	274
[6]	Banco de Costa Rica	5.250%	8/12/18	200	203
[6]	Banco del Estado de Chile	2.000%	11/9/17	200	200
	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	950	954
[6]	Banco Latinoamericano de Comercio
	Exterior SA	3.750%	4/4/17	100	100
	Banco Nacional de Desenvolvimento
	Economico e Social	6.369%	6/16/18	170	178
[6]	Bank Nederlandse Gemeenten NV	0.875%	2/21/17	500	500
[6]	Bank Nederlandse Gemeenten NV	1.125%	5/25/18	730	727
[6]	Bank Nederlandse Gemeenten NV	2.500%	1/23/23	50	50
[6]	Banque Ouest Africaine de
	Developpement	5.500%	5/6/21	200	205
[6]	Bermuda	5.603%	7/20/20	455	498
[6]	Bermuda	4.138%	1/3/23	200	204
[6]	Bermuda	4.854%	2/6/24	200	207
[6]	BOC Aviation Ltd.	2.375%	9/15/21	350	336
[6]	Caisse d’Amortissement de la Dette
	Sociale	1.375%	1/29/18	125	125
[6]	Caixa Economica Federal	2.375%	11/6/17	125	124

[6]	CDP Financial Inc.	4.400%	11/25/19	500	534
[6]	CDP Financial Inc.	3.150%	7/24/24	670	680
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/17	825	825
[6]	CNPC General Capital Ltd.	2.750%	4/19/17	125	125
[6]	CNPC General Capital Ltd.	2.750%	5/14/19	235	237
	Corp Andina de Fomento	2.125%	9/27/21	755	731
	Corp. Andina de Fomento	5.750%	1/12/17	100	100
	Corp. Andina de Fomento	7.790%	3/1/17	230	232
	Corp. Andina de Fomento	1.500%	8/8/17	210	210
	Corp. Andina de Fomento	4.375%	6/15/22	750	789
[6]	Corp. Financiera de Desarrollo SA	4.750%	2/8/22	150	157
	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	200	204
[6]	Corp. Nacional del Cobre de Chile	3.875%	11/3/21	400	407
[6]	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	525	510
	Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	194
[6]	CPPIB Capital Inc.	1.250%	9/20/19	1,400	1,380
[13]	Development Bank of Japan Inc.	5.125%	2/1/17	200	201
[6,14] Dexia Credit Local SA		1.875%	9/15/21	235	227
	Ecopetrol SA	5.875%	9/18/23	220	233
[6]	Electricite de France SA	1.150%	1/20/17	1,390	1,392
[6]	Electricite de France SA	2.150%	1/22/19	810	810
[8]	Emirates NBD PJSC	5.750%	5/8/19	300	225
	Export-Import Bank of Korea	4.000%	1/11/17	3,645	3,647
	Export-Import Bank of Korea	2.875%	9/17/18	300	305
	Export-Import Bank of Korea	1.500%	10/21/19	1,345	1,322
	Export-Import Bank of Korea	5.125%	6/29/20	500	542
[3]	Federative Republic of Brazil	8.000%	1/15/18	293	302
[6]	Fondo MIVIVIENDA SA	3.375%	4/2/19	500	509
	Fondo MIVIVIENDA SA	3.375%	4/2/19	150	152
[6]	ICBCIL Finance Co. Ltd.	2.375%	5/19/19	200	199
	Industrial & Commercial Bank of
	China Ltd.	2.351%	11/13/17	355	355
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	400	409
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,450	1,408
[15]	Japan	0.000%	3/6/17 350,000		2,996
[15]	Japan	0.000%	5/12/17 690,000		5,910
[13]	Japan Bank for International
	Cooperation	1.750%	7/31/18	700	700
[13]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	250	263
	KazMunayGas National Co. JSC	9.125%	7/2/18	1,075	1,168
	Kingdom of Saudi Arabia	2.375%	10/26/21	1,600	1,551
	Kingdom of Saudi Arabia	3.250%	10/26/26	620	588
[6]	Kommunalbanken AS	1.125%	5/23/18	700	697
	Korea Development Bank	3.875%	5/4/17	675	680
	Korea Development Bank	2.250%	8/7/17	555	556
	Korea Development Bank	3.500%	8/22/17	575	581
	Korea Development Bank	1.500%	1/22/18	400	399
[6]	Korea Expressway Corp.	1.625%	4/28/17	200	200
	Korea Expressway Corp.	1.625%	4/28/17	200	200
	Korea Expressway Corp.	1.875%	10/22/17	515	515
	Korea Gas Corp.	2.875%	7/29/18	200	203
	Korea National Oil Corp.	2.750%	1/23/19	350	354
[6]	Korea Resources Corp.	2.125%	5/2/18	125	125
[6]	Korea Western Power Co. Ltd.	2.875%	10/10/18	200	203
	Majapahit Holding BV	8.000%	8/7/19	400	448
[6]	Nederlandse Waterschapsbank NV	1.250%	9/9/19	475	468
[6]	NongHyup Bank	1.875%	9/12/21	235	223
	North American Development Bank	2.300%	10/10/18	150	152
[6]	OCP SA	5.625%	4/25/24	200	206
[6]	Ooredoo International Finance Ltd.	3.250%	2/21/23	125	123
	Ooredoo International Finance Ltd.	5.000%	10/19/25	200	213
[6]	Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	200	207
	Petrobras Global Finance BV	3.000%	1/15/19	125	121
	Petrobras Global Finance BV	4.875%	3/17/20	504	499
	Petrobras Global Finance BV	8.750%	5/23/26	175	189

22

Vanguard Short-Term Investment-Grade Portfolio

				Face	Market
			Maturity	Amount	Value •
		Coupon	Date	($000)	($000)
	Petrobras International Finance Co. SA	7.875%	3/15/19	656	703
	Petrobras International Finance Co. SA	5.750%	1/20/20	1,130	1,144
	Petroleos Mexicanos	5.750%	3/1/18	99	103
	Petroleos Mexicanos	3.500%	7/18/18	125	126
[6]	Petroleos Mexicanos	5.500%	2/4/19	525	547
	Petroleos Mexicanos	5.500%	2/4/19	194	202
	Petroleos Mexicanos	8.000%	5/3/19	125	138
	Petroleos Mexicanos	5.500%	1/21/21	1,624	1,676
	Petroleos Mexicanos	6.375%	2/4/21	140	149
[6]	Petroleos Mexicanos	5.375%	3/13/22	410	419
	Petroleos Mexicanos	3.500%	1/30/23	115	106
[6]	Petroleos Mexicanos	4.625%	9/21/23	1	1
	Province of British Columbia	1.200%	4/25/17	225	225
	Province of Manitoba	1.300%	4/3/17	775	776
	Province of New Brunswick	2.750%	6/15/18	10	10
	Province of Ontario	1.200%	2/14/18	300	299
	Province of Ontario	3.000%	7/16/18	275	281
	Province of Ontario	1.625%	1/18/19	1,480	1,478
	Province of Ontario	1.250%	6/17/19	595	588
	Province of Ontario	1.875%	5/21/20	230	229
	Province of Ontario	2.500%	4/27/26	135	130
	Province of Quebec	3.500%	7/29/20	250	262
	Province of Quebec	2.750%	8/25/21	715	726
	Province of Quebec	2.625%	2/13/23	150	150
[3,6] Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	85	90
[3]	Ras Laffan Liquefied Natural Gas Co.
	Ltd. II	5.298%	9/30/20	154	161
	Republic of Colombia	7.375%	1/27/17	1,330	1,340
	Republic of Colombia	4.375%	7/12/21	720	752
	Republic of Croatia	6.250%	4/27/17	1,755	1,780
	Republic of Hungary	4.000%	3/25/19	800	828
	Republic of Hungary	6.250%	1/29/20	1,015	1,110
	Republic of Hungary	6.375%	3/29/21	300	336
	Republic of Indonesia	6.875%	3/9/17	115	116
	Republic of Indonesia	6.875%	1/17/18	280	294
	Republic of Indonesia	5.875%	3/13/20	520	567
	Republic of Indonesia	4.875%	5/5/21	960	1,018
[11]	Republic of Indonesia	2.875%	7/8/21	615	676
	Republic of Indonesia	3.375%	4/15/23	200	195
[11]	Republic of Indonesia	2.625%	6/14/23	380	402
[11]	Republic of Indonesia	3.375%	7/30/25	430	464
	Republic of Kazakhstan	3.875%	10/14/24	200	201
	Republic of Kazakhstan	4.875%	10/14/44	200	191
	Republic of Lithuania	7.375%	2/11/20	1,160	1,324
[6]	Republic of Lithuania	7.375%	2/11/20	1,345	1,534
	Republic of Lithuania	6.125%	3/9/21	1,005	1,126
[6]	Republic of Lithuania	6.125%	3/9/21	195	218
	Republic of Namibia	5.500%	11/3/21	100	104
	Republic of Namibia	5.250%	10/29/25	200	195
	Republic of Panama	9.375%	4/1/29	55	78
	Republic of Poland	6.375%	7/15/19	1,440	1,598
	Republic of Poland	5.125%	4/21/21	580	632
	Republic of Poland	5.000%	3/23/22	1,020	1,111
[11]	Republic of Romania	2.750%	10/29/25	365	399
	Republic of Serbia	5.250%	11/21/17	400	409
[6]	Republic of Serbia	5.250%	11/21/17	530	543
	Republic of Slovenia	5.500%	10/26/22	280	309
[6]	Republic of Slovenia	5.250%	2/18/24	300	328
	Republic of South Africa	5.875%	9/16/25	200	213
	Republic of Turkey	7.500%	7/14/17	2,980	3,062
	Republic of Turkey	6.750%	4/3/18	2,205	2,301
	Republic of Turkey	7.000%	6/5/20	360	387
	Republic of Turkey	5.625%	3/30/21	1,665	1,705
	Republic of Turkey	4.875%	4/16/43	235	188
	SABIC Capital II BV	2.625%	10/3/18	400	401
	Sinopec Group Overseas
	Development 2013 Ltd.	2.500%	10/17/18	235	236

[6]	Sinopec Group Overseas
	Development 2013 Ltd.	4.375%	10/17/23	600	629
	State Bank of India	4.125%	8/1/17	800	809
	State of Israel	4.000%	6/30/22	400	427
	State of Israel	2.875%	3/16/26	215	212
	Statoil ASA	3.125%	8/17/17	175	177
	Statoil ASA	1.200%	1/17/18	1,225	1,221
	Statoil ASA	2.250%	11/8/19	500	502
	Svensk Exportkredit AB	1.750%	5/30/17	100	100
	Svensk Exportkredit AB	1.125%	4/5/18	250	249
[6]	Temasek Financial I Ltd.	4.300%	10/25/19	250	266
	United Mexican States	3.625%	3/15/22	1,145	1,150
	United Mexican States	4.000%	10/2/23	115	116
[3]	Uruguay	5.100%	6/18/50	230	208
	Vnesheconombank Via VEB Finance plc	5.450%	11/22/17	100	102
	YPF SA	8.875%	12/19/18	60	65
Total Sovereign Bonds (Cost $92,136)					91,446
Taxable Municipal Bonds (0.3%)
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	5	5
	California Department of Water
	Resources Water System Revenue
	(Central Valley Project)	1.871%	12/1/19	195	196
	California GO	5.950%	3/1/18	650	682
	California GO	6.200%	10/1/19	350	390
	Florida Hurricane Catastrophe Fund
	Finance Corp. Revenue	2.107%	7/1/18	150	152
	George Washington University District
	of Columbia GO	3.485%	9/15/22	200	205
	Harris County TX Toll Road Revenue	1.361%	8/15/17	250	250
	Illinois GO	5.365%	3/1/17	900	906
	Illinois GO	5.665%	3/1/18	110	114
	JobsOhio Beverage System Statewide
	Liquor Profits Revenue	2.217%	1/1/19	150	152
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-EGSL	3.220%	2/1/21	562	569
	Louisiana Local Government
	Environmental Facilities & Community
	Development Authority Revenue
	2010-ELL	3.450%	2/1/22	350	357
[5]	Mississippi GO (Nissan North
	America, Inc. Project)	1.317%	11/1/17	300	300
	University of California Revenue	2.054%	5/15/18	100	101
	University of California Revenue	1.745%	5/15/19	250	250
Total Taxable Municipal Bonds (Cost $4,578)					4,629

				Shares
Convertible Preferred Stocks (0.0%)
[10]	Lehman Brothers Holdings Inc. Pfd.
	(Cost $694)	7.250%		700	—
Temporary Cash Investments (3.6%)
Money Market Fund (1.2%)
[16]	Vanguard Market Liquidity Fund	0.823% 161,371			16,139

				Face
Amount
				($000)
Certificates of Deposit (1.5%)
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.520%	8/9/17	2,895	2,897
	Bank of Tokyo-Mitsubishi UFJ Ltd.
	(New York Branch)	1.570%	10/27/17	3,435	3,438

23

Vanguard Short-Term Investment-Grade Portfolio

			Face	Market
		Maturity	Amount	Value •
	Coupon	Date	($000)	($000)
Royal Bank of Canada (New York
Branch)	1.360%	10/5/17	2,865	2,864
Royal Bank of Canada (New York
Branch)	1.290%	10/27/17	4,600	4,593
Svenska HandelsBanken (New York
Branch)	1.280%	5/12/17	2,175	2,176
Toronto Dominion Bank (New York
Branch)	1.350%	8/11/17	1,870	1,870
Wells Fargo Bank NA	1.320%	10/27/17	3,390	3,386
				21,224
Commercial Paper (0.9%)
[6,17] Commonwealth Bank of Australia	1.399%	9/1/17	1,640	1,625
[6,17] Danske Corp.	1.502%	8/28/17	1,055	1,046
[6,17] Danske Corp.	1.471%	10/16/17	1,160	1,146
[17] Electricite de France	1.543%	8/9/17	450	446
[6,17] Electricite de France	1.543%	8/10/17	115	114
[6,17] Engie SA	1.543%	10/6/17	760	750
[6,17] Engie SA	1.543%	10/10/17	505	499
[6,17] Engie SA	1.543%	10/12/17	675	666
[17] Engie SA	1.543%	10/13/17	290	286
[6,17] Engie SA	1.543%	10/16/17	1,580	1,559
[6,17] Engie SA	1.544%	10/18/17	780	770
[6,17] Engie SA	1.543%	10/19/17	1,045	1,031
[6,17] Engie SA	1.543%	10/20/17	1,395	1,376
[6,17] Engie SA	1.544%	11/9/17	490	483
[6,17] Engie SA	1.544%	11/10/17	485	478
[6,17] Engie SA	1.544%	11/15/17	455	448
				12,723
Total Temporary Cash Investments (Cost $50,099)				50,086
Total Investments (99.6%) (Cost $1,373,597) 1,367,290

Expiration Date		Contracts
Liability for Options Written (0.0%)
Written Options on Futures (0.0%)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $124.00	1/27/17		5	(4)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $127.00	1/27/17		10	(1)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $126.50	1/27/17		5	(1)
Call Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $128.00	1/27/17		5	—
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $124.00	1/27/17		5	(3)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $123.00	1/27/17		10	(3)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $122.50	1/27/17		13	(2)
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $120.00	1/27/17		5	—
Put Options on 10-year U.S.
Treasury Note Futures Contracts,
Strike Price $122.00	2/24/17		120	(39)
Total Options on Futures Written (Premiums Received $107)				(53)

Amount
($000)
Other Assets and Liabilities (0.4%)
Other Assets
Investment in Vanguard	104
Receivables for Investment Securities Sold	108
Receivables for Accrued Income	8,220
Receivables for Capital Shares Issued	1,054
Other Assets	2,984
Total Other Assets	12,470
Liabilities
Payables for Investment Securities Purchased	(5,403)
Payables for Capital Shares Redeemed	(224)
Payables to Vanguard	(1,125)
Other Liabilities	(817)
Total Liabilities	(7,569)
Net Assets (100%)
Applicable to 129,033,398 outstanding $.001 par value shares of beneficial interest (unlimited authorization) 1,372,138
Net Asset Value Per Share	$10.63

24

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,348,331
Undistributed Net Investment Income	26,144
Accumulated Net Realized Gains	2,600
Unrealized Appreciation (Depreciation)
Investment Securities	(6,307)
Futures Contracts	(12)
Options	54
Swap Contracts	(135)
Forward Currency Contracts	1,480
Foreign Currencies	(17)
Net Assets	1,372,138

• See Note A in Notes to Financial Statements.
1 Securities with a value of $1,584,000 have been segregated as initial margin for open futures contracts.
2 Securities with a value of $1,031,000 have been segregated as initial margin for open cleared swap contracts.
3 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 Adjustable-rate security.
6 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31,
2016, the aggregate value of these securities was $210,895,000, representing 15.4% of net assets.
7 Security made only partial principal and/or interest payments during the period ended December 31, 2016.
8 Face amount denominated in Australian dollars.
9 Face amount denominated in British pounds.
10 Non-income-producing security--security in default.
11 Face amount denominated in euro.
12 Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.
13 Guaranteed by the Government of Japan.
14 Guaranteed by multiple countries.
15 Face amount denominated in Japanese yen.
16 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
17 Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At December 31, 2016, the aggregate value of these securities was $12,723,000, representing 0.9% of net assets.
GO—General Obligation Bond.
See accompanying Notes, which are an integral part of the Financial Statements.

25

Vanguard Short-Term Investment-Grade Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	29,886
Total Income	29,886
Expenses
The Vanguard Group—Note B
Investment Advisory Services	142
Management and Administrative	1,646
Marketing and Distribution	270
Custodian Fees	61
Auditing Fees	25
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	2,163
Net Investment Income	27,723
Realized Net Gain (Loss)
Investment Securities Sold[1]	5,319
Futures Contracts	(2,085)
Options	22
Swap Contracts	(302)
Foreign Currencies and Forward
Currency Contracts	706
Realized Net Gain (Loss)	3,660
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	3,014
Futures Contracts	78
Options	48
Swap Contracts	(506)
Foreign Currencies and Forward
Currency Contracts	1,610
Change in Unrealized Appreciation
(Depreciation)	4,244
Net Increase (Decrease) in Net Assets
Resulting from Operations	35,627
1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $115,000 and $0, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	27,723	24,849
Realized Net Gain (Loss)	3,660	(604)
Change in Unrealized Appreciation (Depreciation)	4,244	(9,709)
Net Increase (Decrease) in Net Assets Resulting from Operations	35,627	14,536
Distributions
Net Investment Income	(25,187)	(23,182)
Realized Capital Gain[1]	—	(235)
Total Distributions	(25,187)	(23,417)
Capital Share Transactions
Issued	269,471	260,055
Issued in Lieu of Cash Distributions	25,187	23,417
Redeemed	(236,358)	(236,243)
Net Increase (Decrease) from Capital Share Transactions	58,300	47,229
Total Increase (Decrease)	68,740	38,348
Net Assets
Beginning of Period	1,303,398	1,265,050
End of Period[2]	1,372,138	1,303,398
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $0 and $235,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $26,144,000 and $23,481,000.

See accompanying Notes, which are an integral part of the Financial Statements.

26

Vanguard Short-Term Investment-Grade Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.55	$10.63	$10.68	$10.89	$10.71
Investment Operations
Net Investment Income	.215	.207	.187	.190	.233
Net Realized and Unrealized Gain (Loss)
on Investments	.068	(.088)	(.002)	(.075)	.232
Total from Investment Operations	.283	.119	.185	.115	.465
Distributions
Dividends from Net Investment Income	(.203)	(.197)	(.180)	(.235)	(.285)
Distributions from Realized Capital Gains	—	(.002)	(.055)	(.090)	—
Total Distributions	(.203)	(.199)	(.235)	(.325)	(.285)
Net Asset Value, End of Period	$10.63	$10.55	$10.63	$10.68	$10.89

Total Return	2.72%	1.12%	1.76%	1.08%	4.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,372	$1,303	$1,265	$1,121	$1,059
Ratio of Total Expenses to Average Net Assets	0.16%	0.16%	0.20%	0.20%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.05%	1.94%	1.88%	1.81%	2.18%
Portfolio Turnover Rate	65%	74%	83%	112%	79%

Notes to Financial Statements

Vanguard Short-Term Investment-Grade Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities.

27

Vanguard Short-Term Investment-Grade Portfolio

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the portfolio’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts each represented 8% of net assets, based on the average of aggregate settlement values at each quarter-end during the period.

4. Forward Currency Contracts: The portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The portfolio’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The portfolio mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended December 31, 2016, the portfolio’s average investment in forward currency contracts represented 6% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Swap Contracts: The portfolio invests in credit default swaps to adjust the overall credit risk of the portfolio or to actively overweight or underweight credit risk to a specific issuer or group of issuers. The portfolio may sell credit protection through credit default swaps to simulate investments in long

28

Vanguard Short-Term Investment-Grade Portfolio

positions that are either unavailable or considered to be less attractively priced in the bond market. The portfolio may purchase credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional amount. If, for example, the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer an amount equal to the notional amount and take delivery of a debt instrument of the reference issuer with a par amount equal to such notional amount. If the swap is cash settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for the relevant debt instrument, as determined either in a market auction or pursuant to a pre-agreed-upon valuation procedure.

The portfolio enters into interest rate swap transactions to adjust the portfolio’s sensitivity to changes in interest rates and maintain the ability to generate income at prevailing market rates. Under the terms of the swaps, one party pays the other an amount that is a fixed percentage rate applied to a notional amount. In return, the counterparty agrees to pay a floating rate, which is reset periodically based on short-term interest rates, applied to the same notional amount.

The portfolio invests in cross-currency swaps to hedge the currency risk associated with investing in foreign securities. Under the terms of the swaps, the parties exchange a series of payments calculated on the basis of a fixed rate applied to a notional amount, on specified dates and in a specified currency. Additionally, currency amounts are exchanged by the counterparties at the initiation of the contract, with an agreement to reverse the exchange of the currency amounts upon termination of the contract.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily based on market quotations received from independent pricing services or recognized dealers and the change in value is recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the portfolio under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract.

The primary risk associated with selling credit protection is that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the portfolio (or, in a cash settled swap, the debt instruments used to determine the settlement payment by the portfolio) will be significantly less than the amount paid by the portfolio and, in a physically settled swap, the portfolio may receive an illiquid debt instrument. A risk associated with all types of swaps is the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio’s maximum amount subject to counterparty risk is the unrealized appreciation on the swap contract. The portfolio mitigates its counterparty risk by entering into swaps only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. In the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any swap contracts with that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements. The swap contracts contain provisions whereby a counterparty may terminate open contracts if the portfolio’s net assets decline below a certain level, triggering a payment by the portfolio if the portfolio is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the portfolio has pledged. Any securities pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the swap contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

The portfolio enters into centrally cleared interest rate and credit default swaps to achieve the same objectives specified with respect to the equivalent over-the-counter swaps but with less counterparty risk because a regulated clearinghouse is the counterparty instead of the clearing broker or executing broker. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance, and requires daily settlement of variation margin representing changes in the market value of each

29

Vanguard Short-Term Investment-Grade Portfolio

contract. To further mitigate counterparty risk, the portfolio trades with a diverse group of prequalified executing brokers; monitors the financial strength of its clearing brokers, executing brokers, and clearinghouse; and has entered into agreements with its clearing brokers and executing brokers.

During the year ended December 31, 2016, the portfolio’s average amounts of investments in credit protection sold and credit protection purchased represented 1% and 3% of net assets, respectively, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in interest rate swaps represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period. The average amount of investments in cross-currency swaps represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

6. Options: The portfolio invests in options contracts on futures and swaps to adjust its exposure to the underlying investments. The primary risk associated with purchasing options is that the value of the underlying investments may move in such a way that the option is out-of-the-money (the exercise price of the option exceeds the value of the underlying investment), the position is worthless at expiration, and the portfolio loses the premium paid. The primary risk associated with selling options is that the value of the underlying investments may move in such a way that the option is in-the-money (the exercise price of the option exceeds the value of the underlying investment), the counterparty exercises the option, and the portfolio loses an amount equal to the market value of the option written less the premium received.

The portfolio invests in options on futures, which are exchange-traded. Counterparty risk involving exchange-traded options on futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades options on futures on an exchange, monitors the financial strength of its clearing brokers and clearinghouses, and has entered into clearing agreements with its clearing brokers.

The portfolio invests in options on swaps (swaptions), which are transacted over-the-counter (OTC) and not on an exchange. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options. Credit risk involves the possibility that a counterparty may default on its obligation to pay net amounts due to the portfolio. The portfolio mitigates its counterparty risk by entering into swaptions with a diverse group of prequalified counterparties and monitoring their financial strength.

Options on futures contracts are valued at their quoted daily settlement prices. Swaptions are valued daily based on market quotations received from independent pricing services or recognized dealers. The premium paid for a purchased option is recorded in the Statement of Net Assets as an asset that is subsequently adjusted daily to the current market value of the option purchased. The premium received for a written option is recorded in the Statement of Net Assets as an asset with an equal liability that is subsequently adjusted daily to the current market value of the option written. Fluctuations in the value of the options are recorded in the Statement of Operations as unrealized appreciation (depreciation) until expired, closed, or exercised, at which time realized gains (losses) are recognized.

During the year ended December 31, 2016, the portfolio’s average value of options purchased and options written each represented less than 1% of net assets, based on the average market values at each quarter-end during the period.

7. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

8. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

9. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds

30

Vanguard Short-Term Investment-Grade Portfolio

are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $104,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	217,069	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	304,454	—
Corporate Bonds	—	699,606	—
Sovereign Bonds	—	91,446	—
Taxable Municipal Bonds	—	4,629	—
Convertible Preferred Stocks	—	—	—
Temporary Cash Investments	16,139	33,947	—
Liability for Options Written	(53)	—	—
Futures Contracts—Assets[1]	118	—	—
Futures Contracts—Liabilities[1]	(293)	—	—
Forward Currency Contracts—Assets	—	1,516	—
Forward Currency Contracts—Liabilities	—	(36)	—
Swap Contracts—Assets	16[1]	390	—
Swap Contracts—Liabilities	(25)[1]	(435)	—
Total	15,902	1,352,586	—
1 Represents variation margin on the last day of the reporting period.

31

Vanguard Short-Term Investment-Grade Portfolio

D. At December 31, 2016, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)	($000)
Other Assets	125	1,852	63	2,040
Liability for Options Written	(53)	—	—	(53)
Other Liabilities	(313)	(36)	(440)	(789)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the year ended December 31, 2016, were:

	Interest Rate	Currency	Credit
	Contracts	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)	($000)
Futures Contracts	(2,085)	—	—	(2,085)
Options	69	—	(47)	22
Swap Contracts	(270)	10	(42)	(302)
Forward Currency Contracts	—	638	—	638
Realized Net Gain (Loss) on Derivatives	(2,286)	648	(89)	(1,727)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	78	—	—	78
Options	48	—	—	48
Swap Contracts	70	(52)	(524)	(506)
Forward Currency Contracts	—	1,625	—	1,625
Change in Unrealized Appreciation
(Depreciation) on Derivatives	196	1,573	(524)	1,245

At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

				($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
5-Year U.S. Treasury Note	March 2017	773	90,954	(102)
Ultra 10-Year U.S. Treasury Note	March 2017	(309)	(41,425)	190
AUD 90-Day Bank Bill	March 2017	(56)	(40,231)	(1)
10-Year U.S. Treasury Note	March 2017	(293)	(36,415)	101
2-Year U.S. Treasury Note	March 2017	99	21,452	(8)
AUD 3-Year Treasury Bond	March 2017	(98)	(7,883)	12
Euro-Bobl	March 2017	(40)	(5,627)	(43)
Euro-Bund	March 2017	(32)	(5,529)	(84)
Long Gilt	March 2017	(14)	(2,171)	(39)
Ultra Long U.S. Treasury Bond	March 2017	(7)	(1,122)	(21)
Euro-Buxl	March 2017	(5)	(913)	(11)
30-Year U.S. Treasury Bond	March 2017	(3)	(452)	(6)
				(12)

Unrealized appreciation (depreciation) on open futures contracts, except for AUD 90-Day Bank Bill and AUD 3-Year Treasury Bond futures contracts, is required to be treated as realized gain (loss) for tax purposes.

32

Vanguard Short-Term Investment-Grade Portfolio

At December 31, 2016, the portfolio had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as ordinary income for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement		Contract Amount (000)			(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
JPMorgan Chase Bank N.A.	1/12/17	EUR	582	USD	620	(7)
Citibank, N.A.	1/12/17	EUR	457	USD	477	5
Morgan Stanley Capital Services LLC	1/12/17	EUR	387	USD	410	(3)
Morgan Stanley Capital Services LLC	1/12/17	GBP	300	USD	379	(9)
JPMorgan Chase Bank N.A.	1/12/17	AUD	366	USD	271	(9)
Citibank, N.A.	1/12/17	AUD	350	USD	254	(1)
JPMorgan Chase Bank N.A.	1/12/17	GBP	150	USD	186	(1)
Goldman Sachs Bank AG	1/12/17	EUR	100	USD	106	(1)
Goldman Sachs Bank AG	1/12/17	GBP	80	USD	102	(3)
Barclays Capital	1/12/17	EUR	45	USD	47	1
Barclays Capital	1/12/17	AUD	41	USD	31	(1)
JPMorgan Chase Bank N.A.	1/12/17	USD	16,934	AUD	22,636	605
Citibank, N.A.	1/12/17	USD	15,369	EUR	14,462	137
JPMorgan Chase Bank N.A.	5/12/17	USD	6,526	JPY	690,000	582
Citibank, N.A.	1/12/17	USD	4,575	GBP	3,681	37
JPMorgan Chase Bank N.A.	3/6/17	USD	3,122	JPY	350,000	118
Citibank, N.A.	1/12/17	USD	510	AUD	681	18
Morgan Stanley Capital Services LLC	1/12/17	USD	429	EUR	400	8
Goldman Sachs Bank AG	1/12/17	USD	109	AUD	150	1
Barclays Capital	1/12/17	USD	97	AUD	130	3
Goldman Sachs Bank AG	1/12/17	USD	68	EUR	65	(1)
JPMorgan Chase Bank N.A.	1/12/17	USD	42	EUR	40	—
JPMorgan Chase Bank N.A.	1/12/17	USD	36	GBP	28	1
Morgan Stanley Capital Services LLC	1/12/17	USD	2	AUD	3	—
						1,480
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At December 31, 2016, the portfolio had the following open swap contracts:

Centrally Cleared Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date Clearinghouse		(000)	($000)	(%)	($000)
Credit Protection Purchased
CDX-NA-IG-S27-V1	12/20/21	ICE	USD 27,950	—	(1.000)	(88)
iTraxx Europe Senior
Financials-S26-V1	12/20/21	ICE	EUR 3,735	—	(1.000)	—
iTraxx Europe Crossover-S26-V1 12/20/21		ICE	EUR 1,200	—	(5.000)	(19)
iTraxx Europe-S26-V1	12/20/21	ICE	EUR 10,815	—	(1.000)	5
						(102)
EUR—Euro.
ICE—Intercontinental Exchange.
USD—U.S. dollar.

33

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
Termination			Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
Credit Protection Sold/Moody’s Rating
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	405	2	1.000	5
Berkshire Hathaway Inc./Aa2	6/20/21	BARC	405	(2)	1.000	1
Berkshire Hathaway Inc./Aa2	6/20/21	GSI	160	(1)	1.000	—
Berkshire Hathaway Inc./Aa2	6/20/21	JPMC	245	(1)	1.000	1
Berkshire Hathaway Inc./Aa2	12/20/21	GSI	350	(3)	1.000	(1)
Energy Transfer Partners LP/Baa3	6/20/17	BOANA	370	2	1.000	3
Federation of Malaysia/A3	12/20/21	BARC	290	2	1.000	(3)
Federation of Malaysia/A3	12/20/21	BNPSW	220	3	1.000	(1)
General Electric Capital Corp./A1 12/20/19		DBAG	710	(9)	1.000	5
Hartford Financial Services
Group Inc./Baa2	3/20/18	GSCM	250	—	1.000	3
Kohls Corp./Baa2	6/20/21	GSI	80	2	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	80	2	1.000	—
Kohls Corp./Baa2	6/20/21	GSI	160	5	1.000	1
Metlife Inc./A3	12/20/20	GSCM	350	—	1.000	3
Metlife Inc./A3	12/20/21	BARC	160	—	1.000	—
People’s Republic of China/Aa3	12/20/21	BNPSW	1,013	6	1.000	(3)
People’s Republic of China/Aa3	12/20/21	BOANA	285	1	1.000	(1)
Republic of Chile/Aa3	12/20/21	BARC	220	(1)	1.000	—
Republic of Chile/Aa3	12/20/21	BARC	215	(1)	1.000	1
Republic of Chile/Aa3	12/20/21	BARC	110	—	1.000	1
Republic of Chile/Aa3	12/20/21	BNPSW	215	(2)	1.000	(1)
Republic of Chile/Aa3	12/20/21	BOANA	70	—	1.000	—
Republic of Chile/Aa3	12/20/21	JPMC	580	(4)	1.000	—
Republic of Chile/Aa3	12/20/21	JPMC	240	(1)	1.000	1
Republic of Indonesia/Baa3	12/20/21	BNPSW	475	11	1.000	(2)
Republic of Philippines/Baa2	12/20/21	CITNA	440	4	1.000	2
Russian Federation/Ba1	6/20/17	GSCM	460	5	1.000	7
Russian Federation/Ba1	6/20/17	GSCM	200	2	1.000	3
Russian Federation/Ba1	6/20/17	GSCM	380	4	1.000	6
						31

Credit Protection Purchased
Aetna Inc.	12/20/19	CSFBI	475	9	(1.000)	(2)
Aetna Inc.	6/20/20	GSCM	470	13	(1.000)	—
Altria Group Inc.	12/20/21	GSI	350	10	(1.000)	(1)
Altria Group Inc.	12/20/21	GSI	230	7	(1.000)	(1)
Altria Group Inc.	12/20/21	GSI	1,740	51	(1.000)	(6)
American International Group Inc.	6/20/20	BOANA	280	4	(1.000)	(1)
American International Group Inc.	6/20/20	BOANA	280	4	(1.000)	(2)
American International Group Inc. 12/20/20		GSCM	350	6	(1.000)	—
American International Group Inc. 12/20/20		GSCM	175	(2)	(1.000)	(5)
Autozone Inc.	12/20/20	GSCM	240	7	(1.000)	(1)
Avnet Inc.	12/20/21	GSI	80	—	(1.000)	(1)
Banco Bilbao Vizcaya
Argentaria SA	6/20/21	BOANA	585	(4)	(1.000)	(1)
Bank of America Corp.	3/20/20	GSCM	520	5	(1.000)	(3)
CMBX-NA-AAA-9	9/17/58	CSFBI	470	(19)	(0.500)	(8)
CMBX-NA-AAA-9	9/17/58	CSFBI	475	(17)	(0.500)	(6)

34

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
CMBX-NA-AAA-9	9/17/58	CSFBI	950	(52)	(0.500)	(31)
CMBX-NA-AAA-9	9/17/58	CSFBI	470	(22)	(0.500)	(12)
CMBX-NA-AAA-9	9/17/58	DBAG	440	(17)	(0.500)	(7)
CMBX-NA-AAA-9	9/17/58	DBAG	470	(27)	(0.500)	(17)
CMBX-NA-AAA-9	9/17/58	GSI	910	(35)	(0.500)	(14)
CMBX-NA-AAA-9	9/17/58	GSI	90	(4)	(0.500)	(2)
CMBX-NA-AAA-9	9/17/58	GSI	475	(17)	(0.500)	(6)
CMBX-NA-AAA-9	9/17/58	GSI	475	(28)	(0.500)	(17)
CMBX-NA-AAA-9	9/17/58	JPM	460	(17)	(0.500)	(7)
CMBX-NA-AAA-9	9/17/58	JPM	470	(24)	(0.500)	(13)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(20)	(0.500)	(9)
CMBX-NA-AAA-9	9/17/58	MSCS	470	(25)	(0.500)	(15)
Commerzbank AG	6/20/21	BOANA	590	(6)	(1.000)	(5)
CVS Health Corp.	12/20/20	BOANA	240	7	(1.000)	—
CVS Health Corp.	12/20/20	BOANA	120	3	(1.000)	—
CVS Health Corp.	12/20/20	BOANA	120	3	(1.000)	—
CVS Health Corp.	12/20/20	BOANA	240	7	(1.000)	(1)
CVS Health Corp.	12/20/21	BARC	465	15	(1.000)	2
CVS Health Corp.	12/20/21	BARC	160	5	(1.000)	—
CVS Health Corp.	12/20/21	JPMC	700	19	(1.000)	(1)
EI du Pont de Nemours & Co.	12/20/20	JPMC	625	12	(1.000)	(4)
Federal Express Corp.	12/20/18	GSCM	520	3	(1.000)	(6)
Federative Republic of Brazil	12/20/20	BARC	360	(34)	(1.000)	(18)
Federative Republic of Brazil	12/20/20	BNPSW	285	(38)	(1.000)	(26)
Federative Republic of Brazil	6/20/21	DBAG	390	(39)	(1.000)	(16)
Federative Republic of Brazil	6/20/21	GSI	425	(42)	(1.000)	(17)
Federative Republic of Brazil	12/20/25	BOANA	578	(148)	(1.000)	(55)
Federative Republic of Brazil	12/20/25	GSCM	275	(66)	(1.000)	(22)
Lincoln National Corp.	6/20/21	BARC	80	(2)	(1.000)	(3)
Lincoln National Corp.	6/20/21	BARC	80	2	(1.000)	2
Lincoln National Corp.	12/20/21	BARC	160	—	(1.000)	(1)
McKesson Corp.	3/20/19	JPMC	430	7	(1.000)	(1)
McKesson Corp.	3/20/19	JPMC	430	7	(1.000)	(1)
PPG Industries Inc.	3/20/18	GSCM	240	2	(1.000)	(1)
Qantas Airways Ltd.	12/20/21	DBAG	160	(5)	(1.000)	(1)
Raytheon Co.	12/20/21	GSI	585	21	(1.000)	(2)
Republic of Colombia	12/20/21	CITNA	125	(5)	(1.000)	(1)
Republic of Korea	9/20/18	JPMC	200	1	(1.000)	(3)
Republic of Korea	12/20/21	BNPSW	60	1	(1.000)	—
Republic of Korea	12/20/21	JPMC	490	11	(1.000)	(2)
Republic of South Africa	12/20/20	JPMC	550	(35)	(1.000)	(21)
Republic of Turkey	6/20/21	JPMC	470	(33)	(1.000)	(5)
Republic of Turkey	12/20/21	BARC	530	(46)	(1.000)	(7)
Republic of Turkey	12/20/21	CITNA	525	(44)	(1.000)	(5)
Republic of Turkey	12/20/21	MSCS	525	(37)	(1.000)	2
Royal Bank of Scotland plc	12/20/20	BNPSW	430	3	(1.000)	3
Societe General SA	12/20/21	JPMC	235	1	(1.000)	(1)
Societe General SA	12/20/21	BNPSW	395[1]	2	(1.000)	(1)
Standard Chartered Bank	12/20/21	JPMC	395	—	(1.000)	2
United Mexican States	12/20/18	DBAG	100	—	(1.000)	—

35

Vanguard Short-Term Investment-Grade Portfolio

Over-the-Counter Credit Default Swaps (continued)
				Remaining
				Up-Front	Periodic
				Premium	Premium	Unrealized
			Notional	Received	Received	Appreciation
	Termination		Amount	(Paid)	(Paid)	(Depreciation)
Reference Entity	Date	Counterparty	($000)	($000)	(%)	($000)
UnitedHealth Group Inc.	12/20/19	CSFBI	475	9	(1.000)	(3)
UnitedHealth Group Inc.	6/20/20	CSFBI	470	12	(1.000)	—
Wells Fargo & Co.	9/20/20	BOANA	620	9	(1.000)	(5)
						(412)
						(381)

The notional amount represents the maximum potential amount the portfolio could be required to pay as a seller of credit protection if the reference entity was subject to a credit event.

1 Notional amount denominated in Euro.
BARC—Barclays Bank plc.
BNPSW—BNP Paribas.
BOANA—Bank of America, N.A.
CITNA—Citibank N.A.
CSFBI—Credit Suisse First Boston International.
DBAG—Deutsche Bank AG.
GSCM—Goldman Sachs Bank USA.
GSI—Goldman Sachs International.
JPM—JP Morgan Securities.
JPMC—JP Morgan Chase Bank.
MSCS—Morgan Stanley Capital Services LLC.

Centrally Cleared Interest Rate Swaps
				Fixed	Floating
				Interest Rate	Interest Rate	Unrealized
	Future		Notional	Received	Received	Appreciation
	Effective		Amount	(Paid)	(Paid)	(Depreciation)
Termination Date	Date	Clearinghouse	($000)	(%)	(%)	($000)
3/15/18	3/15/17[1]	CME	7,941	1.250	(0.000)[2]	(3)
3/15/19	3/15/17[1]	CME	8,651	(1.250)	0.000[2]	15
8/15/19	NA	LCH	3,000	(1.524)	0.704[3]	(24)
3/15/20	3/15/17[1]	CME	2,269	1.500	(0.000)[2]	(6)
3/15/21	3/15/17[1]	CME	600	1.500	(0.000)[2]	(2)
5/31/21	4/5/17[1]	LCH	4,250	(1.781)	0.000[2]	28
3/15/24	3/15/17[1]	CME	2,480	(1.750)	0.000[2]	4
						12
1 Forward interest rate swap. In a forward interest rate swap, the portfolio and the counterparty agree to make periodic net payments beginning on a specified future effective date.
2 Based on 3-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
3 Based on 1-month London Interbank Offered Rate (LIBOR) as of the most recent payment date.
CME—Chicago Mercantile Exchange.
LCH—London Clearing House.

36

Vanguard Short-Term Investment-Grade Portfolio

Cross-Currency Swaps
				Notional	Notional
				Amount of	Amount of	Unrealized
Fixed Interest				Currency	Currency	Appreciation
Rate	Fixed Interest	Termination		Received	Delivered	(Depreciation)
Received	Rate Paid	Date	Counterparty	($000)	(000)	($000)
USD 5.453%	GBP 5.875%	4/28/17	MSCS	586	GBP 350	155
USD 5.693%	GBP 6.125%	5/14/17	BARC	381	GBP 230	98
USD 5.686%	GBP 6.125%	5/14/17	BARC	317	GBP 191	83
						336
BARC—Barclays Bank plc.
GBP—British pound.
MSCS—Morgan Stanley Capital Services LLC.
USD—U.S. dollar.

At December 31, 2016, counterparties had deposited in segregated accounts securities with a value of $1,472,000 in connection with open swap contracts and forward currency contracts.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended December 31, 2016, the portfolio realized net foreign currency gains of $455,000 (including the foreign currency component on sales of foreign currency denominated bonds), which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the portfolio’s swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the portfolio’s income dividends to shareholders is offset by a change in principal return. Realized losses of $328,000 on swap contracts have been reclassified from accumulated net realized gains to undistributed net investment income.

The portfolio used capital loss carryforwards of $1,083,000 to offset taxable capital gains realized during the year ended December 31, 2016, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. For tax purposes, at December 31, 2016, the portfolio had $31,333,000 of ordinary income available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,373,658,000. Net unrealized depreciation of investment securities for tax purposes was $6,368,000, consisting of unrealized gains of $6,362,000 on securities that had risen in value since their purchase and $12,730,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended December 31, 2016, the portfolio purchased $483,850,000 of investment securities and sold $556,647,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $339,237,000 and $302,623,000, respectively.

37

Vanguard Short-Term Investment-Grade Portfolio

The following table summarizes the portfolio’s options on futures and swaptions contracts written during the year ended December 31, 2016:

		Options on
	Futures Contracts			Swaptions
			Notional
			Amount of
		Premiums	Underlying	Premiums
	Number of	Received	Swap	Received
Options Written	Contracts	($000)	($000)	($000)
Balance at December 31, 2015	170	54	—	—
Options Written	1,800	737	38,860	35
Options Expired	(233)	(91)	(28,840)	(24)
Options Closed	(1,559)	(593)	(10,020)	(11)
Options Exercised	—	—	—	—
Balance at December 31, 2016	178	107	—	—

G.	Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	25,364	24,591
Issued in Lieu of Cash Distributions	2,410	2,226
Redeemed	(22,278)	(22,318)
Net Increase (Decrease) in Shares Outstanding	5,496	4,499

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 69% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

H. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

38

Vanguard Short-Term Investment-Grade Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Short-Term Investment-Grade Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Short-Term Investment-Grade Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

39

Vanguard Short-Term Investment-Grade Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Short-Term Investment-Grade Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$996.25	$0.80
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.33	0.81

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

40

Vanguard Short-Term Investment-Grade Portfolio

Vanguard Short-Term Investment-Grade Portfolio is not sponsored, endorsed, issued, sold or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its affiliates (“Barclays”).
Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Short-Term Investment-Grade Portfolio or any member of the public regarding the advisability of investing in securities generally or in Vanguard Short-Term Investment-Grade Portfolio particularly or the ability of the Barclays Index to track general bond market performance.
Barclays has not passed on the legality or suitability of Vanguard Short-Term Investment-Grade Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and
Vanguard Short-Term Investment-Grade Portfolio is the licensing of the Barclays Index which is determined, composed and calculated by Barclays without regard to Vanguard or Vanguard
Short-Term Investment-Grade Portfolio or any owners or purchasers of Vanguard Short-Term Investment-Grade Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard
Short-Term Investment-Grade Portfolio or the owners of Vanguard Short-Term Investment-Grade Portfolio into consideration in determining, composing or calculating the Barclays Index.
Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Short-Term Investment-Grade Portfolio to be issued.
Barclays has no obligation or liability in connection with the administration, marketing or trading of Vanguard Short-Term Investment-Grade Portfolio.

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IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD SHORT-TERM INVESTMENT-
GRADE PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR
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FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

41

Vanguard® Small Company Growth Portfolio

Advisors’ Report

Vanguard Small Company Growth Portfolio returned 14.94% for the 12 months ended December 31, 2016, ahead of the 9.73% return of its benchmark, the Russell 2500 Growth Index, and the 9.85% average return of peer funds. Please note that the returns for Vanguard Variable Insurance Fund are different from those of Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

Through the fiscal year, the portfolio was managed by three independent advisors, a strategy that enhances diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of the portfolio’s assets each manages, and brief descriptions of their investment strategies are presented in the table on the next page. Each advisor has also prepared a discussion of the investment environment that existed during the year and its effect on the portfolio’s positioning. (The Granahan discussion refers to industry sectors as defined by Russell classifications, rather than by the Global Industry Classification Standard used elsewhere in this report.) These comments were prepared on January 19, 2017.

Please note that, as previously announced, Arrowpoint Partners was added as the third advisor to the portfolio effective January 25, 2016. Each advisor manages approximately one-third of the portfolio’s assets.

Granahan Investment
Management, Inc.

Portfolio Managers:

Gary C. Hatton, CFA,
Co-Founder and Chief Investment Officer

Jane M. White,
Co-Founder, President, and
Chief Executive Officer

Jennifer M. Pawloski
Vice President

The market ended 2016 posting the best performance since 2013, overcoming a tumultuous start to the year. Small-capitalization stocks were down as much as 13% through February, but by year-end, major indexes were at record highs. Early fears over a recession and slowing growth in China gave way to the reality of stronger economic conditions around the world. After the U.S. presidential election in November, markets rallied further as investors sensed a shift to a more business-friendly environment.

Strength in the portfolio came largely from health care and technology holdings. In health care, our overweight allocation to medical equipment and services, coupled with an underweighting of pharmaceuticals and biotechnology, drove the outperformance. A buyout of LDR Holdings (maker of spinal fusion alternative products) also boosted results.

In technology, the portfolio saw ten buyouts, and we had large weightings in top-performing Gigamon and Brooks Automation. Solid stock selection led consumer staples, energy, and utilities to positive attribution. Our overweighting of the strong producer durables sector offset our slight underperformance. Financial services was neutral.

Consumer discretionary and materials were negatives for the year. In consumer discretionary, leisure industry stocks dampened performance; in particular, Kona Grill and ClubCorp were down because of bad weather in Texas. Our underweighting of materials more than offset the sector’s outperformance.

The economy has proved resilient in the face of multiple geopolitical surprises over the last few years. Although uncertainty surrounds the Trump administration’s tax-cut, deregulation, and infrastructure plans, only time will tell. The United States is experiencing a tightening labor market and increasing hourly earnings, which

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
Small Company Growth Portfolio	14.94%	8.54%
Russell 2500 Growth Index	9.73	8.24
Variable Insurance Small-Cap Growth Funds Average[1]	9.85	6.96
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable Insurance
		Small-Cap Growth
	Portfolio[2]	Funds Average[3]
Small Company Growth Portfolio	0.38%	1.03%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Small Company Growth
Portfolio’s expense ratio was 0.36%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Small Company Growth Portfolio

propel prices and inflation. Signs of inflation, along with Trump’s ideological changes, are contributing to a sea change in financial markets.

After the weak start to 2016, the surprise was that gross domestic product (GDP) expanded in the third quarter at a seasonally adjusted rate of 3.5%—the strongest growth rate in two years. The revenue and earnings growth of our portfolio companies was, and remains, strong and resilient. Surprisingly, valuation is up less than earnings growth.

Given that small businesses account for 40% of U.S. private-sector payrolls and nearly half of all nongovernment employees, the new tax and regulatory environment that looks to benefit these companies would also benefit those in our investable universe that provide productivity solutions to small businesses.

At the same time, continued growth, along with low unemployment and signs of firming inflation, is likely to reinforce the

Federal Reserve’s plan to gradually raise interest rates. The portfolio retains a balance of emerging innovators that assist small businesses, and companies with unrecognized growth potential; both are integral to long-term performance.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler, Principal

Michael R. Roach, CFA

Binbin Guo, Principal, Head of
Equity Research and Portfolio Strategies

The period began with steep declines in commodity prices and unanticipated sluggish economic growth around the world, especially in China. These conditions triggered a move toward less risky assets. Against that backdrop, the Federal Reserve seemed less inclined to raise interest rates as it became unclear whether inflation and unemployment targets would be realized.

The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

However, U.S. growth shot up in the third quarter, reversing disappointing results from earlier in the year. Strong economic and jobs figures led the dollar to strengthen against some international currencies and played a part in the Fed’s December decision to raise the federal funds rate by 0.25 percentage point, to 0.5%–0.75%. Those factors and optimism about the potential for the new administration’s policy initiatives fueled a stock market rally that continued into early 2017.

The benchmark Russell 2500 Growth Index ended the year up 9.73%, with ten of 11 sectors generating positive returns.

Although it’s important to understand how our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific fundamentals—not on technical analysis of stock price movements. We compare all stocks in our investment universe within the same industry groups in order to identify those with characteristics that we believe will outperform over the long run.

To do this, we use a strict quantitative process that systematically focuses on several key fundamental factors. We believe that attractive stocks exhibit five primary themes: 1) high quality—healthy balance sheets and consistent cash-flow generation, 2) effective use of capital—sound investment policies that favor internal over external funding, 3) consistent earnings growth—a demonstrated ability to grow earnings year after year, 4) strong market sentiment—market confirmation of our view, and 5) reasonable valuation—avoidance of overpriced stocks.

Using these five themes, we generate a composite rank for all the stocks in our universe each day, seeking to capitalize on investor biases across the market. We then monitor our portfolio, based on those rankings, and adjust when appropriate to maximize expected return while minimizing

Vanguard Small Company Growth Portfolio Investment Advisors

	Portfolio Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Granahan Investment	32	453	Bases its investment process on the beliefs that
			Management, Inc. earnings drive stock prices and that small, dynamic
			companies with exceptional growth prospects have
			the greatest long-term potential. A bottom-up,
			fundamental approach places companies in one
			of three life-cycle categories: core growth, pioneer,
			and special situation. In each, the process looks
			for companies with strong earnings growth and
			leadership in their markets.
Vanguard Quantitative Equity	32	443	Employs a quantitative approach that focuses on
			Group fundamental factors, using models that assess
			valuation, growth prospects, management decisions,
			market sentiment, and earnings and balance-sheet
			quality of companies as compared with their peers.
Arrowpoint Partners	32	443	The firm uses in-depth fundamental research to
			uncover companies that, in its opinion, can control
			their own economic destiny. It starts by identifying
			businesses with strong competitive advantages in
			industries with high barriers to entry, then narrows
			the focus to companies with large potential markets
			and high-quality business models focused on the
			future. Finally, considerations are made for potential
			downside risk, resulting in a diversified portfolio of
			between 75 and 100 stocks.
Cash Investments	4	58	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

2

Vanguard Small Company Growth Portfolio

exposure to risks that our research indicates do not improve returns (such as industry selection and other risks relative to our benchmark).

For the fiscal year, our quality and yields models produced positive relative performance, while our momentum model detracted. Results exceeded those of the benchmark in seven sectors and were strongest in health care, information technology, and materials. Our energy, telecommunication services, and consumer staples holdings lagged the most.

In information technology, Advanced Micro Devices and Wix.com were the largest relative contributors. Trinseo SA and Koppers Holdings were strong contributors in materials, as was Array BioPharma in health care. Disappointments in health care included Infinity Pharmaceuticals and ImmunoGen. CVR Energy, Windstream Holdings in telecommunication services, and SUPERVALU in consumer staples also fell short on a relative basis.

Arrowpoint Partners

Portfolio Managers:

Chad Meade, Partner

Brian Schaub, CFA, Partner

The last 12 months were a powerful lesson in the virtues and rewards of disciplined investing. The year began on a volatile note, with stocks declining precipitously during the first six weeks of the quarter. The Russell 2500 Growth Index declined by double digits over that span before rallying over the rest of the first quarter. We welcomed this volatility, as it allowed us to reposition the portfolio and add holdings that we believed were set to outperform once the market rebounded.

The rest of 2016 was characterized by little volatility other than a few modest bouts around key macroeconomic events, most notably the United Kingdom’s Brexit vote and the U.S. presidential election.

Our risk-first investment approach was rewarded by a transition in market leadership from high-momentum to low-momentum stocks. By factor, the strategy’s underweight bias to momentum was the largest contributor for the year. Many of 2015’s high fliers saw their share prices fall back to earth in 2016, especially in health care, where we were underweighted most of the year.

Another boost to performance was the resurgence of smaller-capitalization stocks, as the Russell 2000 Growth Index outpaced the Russell 1000 Growth Index for the year by more than 4 percentage points. We continue to find compelling investment opportunities in smaller-cap companies, and that led the strategy’s weighted average market cap to fall below that of the benchmark.

Entering 2016, small-cap growth stocks had underperformed their large-cap counterparts over one, three, five, and ten years. Small-cap growth had also underperformed large-cap growth in seven of the prior ten years. Although a single year of outperformance does not make a trend, we remain enthusiastic about the outlook for small-cap growth companies.

Our strongest-performing sector was industrials, with a favorable contribution from MSC Industrial Direct. The sector was lifted by stabilizing oil prices, improving sentiment following the presidential election, and increasing valuations. Information technology was also strong, led by Demandware, which was acquired by Salesforce.com. LDR Holding, a medical device company, was acquired by Zimmer Biomet at a 64% premium as Zimmer looked to increase its exposure to the global spinal market.

Materials, which we underweighted, was the largest drag on overall performance. Companies in this sector tend to have weak competitive advantages and high correlations to volatile and difficult-to-predict commodity prices. At the stock level, health care companies Diplomat Pharmacy, Alnylam Pharmaceuticals, and Endologix all detracted from overall performance.

3

Vanguard Small Company Growth Portfolio

Portfolio Profile
As of December 31, 2016

Portfolio Characteristics
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Number of Stocks	540	1,469	3,833
Median Market Cap	$2.2B	$3.9B	$54.2B
Price/Earnings Ratio	42.6x	33.0x	24.4x
Price/Book Ratio	4.0x	4.5x	2.8x
Yield[3]	0.2%	0.8%	2.0%
Return on Equity	13.4%	15.6%	16.5%
Earnings Growth Rate	11.2%	12.9%	8.2%
Foreign Holdings	2.3%	0.0%	0.0%
Turnover Rate	91%	—	—
Expense Ratio[4]	0.38%	—	—
Short-Term Reserves	1.7%	—	—

Volatility Measures
	Portfolio Versus	Portfolio Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.96	0.78
Beta	1.04	1.26

Sector Diversification (% of equity exposure)
	Comparative		Broad
	Portfolio	Index[1]	Index[2]
Consumer Discretionary	15.3%	17.1%	12.5%
Consumer Staples	1.5	4.3	8.3
Energy	1.9	1.2	7.0
Financials	8.7	6.3	15.4
Health Care	20.5	18.2	13.0
Industrials	19.7	19.0	10.8
Information Technology 25.8		20.9	20.0
Materials	2.6	6.7	3.3
Real Estate	2.8	5.2	4.1
Telecommunication
Services	0.9	0.7	2.4
Utilities	0.3	0.4	3.2

Ten Largest Holdings[5] (% of total net assets)

Cadence Design
Systems Inc.	Application Software 1.2%
ABIOMED Inc.	Health Care
	Equipment	1.1
ServiceMaster Global	Specialized
Holdings Inc.	Consumer Services	0.9
INC Research	Life Sciences
Holdings Inc. Class A	Tools & Services	0.9
Sally Beauty Holdings Inc. Specialty Stores		0.9
TriNet Group Inc.	Human Resource
	& Employment
	Services	0.9
Tennant Co.	Industrial Machinery 0.8
Clean Harbors Inc.	Environmental
	& Facilities Services 0.8
LPL Financial	Investment Banking
Holdings Inc.	& Brokerage	0.8
CEB Inc.	Research
	& Consulting
	Services	0.8
Top Ten		9.1%

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Equity Exposure. A measure that reflects a portfolio’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Russell 2500 Growth Index.
2 Dow Jones U.S. Total Stock Market Float Adjusted Index.
3 30-day SEC yield for the portfolio; annualized dividend yield for the indexes.
4 The expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the Small Company Growth Portfolio’s
expense ratio was 0.36%.
5 The holdings listed exclude any temporary cash investments and equity index products.

4

Vanguard Small Company Growth Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Small Company Growth Portfolio	14.94%	14.19%	8.54%	$22,703
Russell 2500 Growth Index	9.73	13.88	8.24	22,078
Variable Insurance Small-Cap Growth
Funds Average[1]	9.85	12.54	6.96	19,607
Dow Jones U.S. Total Stock Market
Float Adjusted Index	12.62	14.59	7.18	20,003

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

5

Vanguard Small Company Growth Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.1%)[1]
Consumer Discretionary (14.5%)
*	ServiceMaster Global
	Holdings Inc.	344,263	12,968
*	Sally Beauty Holdings Inc.	475,194	12,555
*	Grand Canyon
	Education Inc.	152,914	8,938
	National CineMedia Inc.	601,094	8,854
	Carter’s Inc.	101,255	8,747
*	Hibbett Sports Inc.	223,336	8,330
	Wolverine World Wide Inc.	359,707	7,896
	Dunkin’ Brands Group Inc.	128,773	6,753
*	IMAX Corp.	185,603	5,828
^	Polaris Industries Inc.	67,307	5,545
*	Five Below Inc.	129,865	5,189
	DSW Inc. Class A	224,013	5,074
*	Modine Manufacturing Co.	321,922	4,797
	Dick’s Sporting Goods Inc.	85,281	4,528
	Lear Corp.	31,107	4,118
*	Boyd Gaming Corp.	160,076	3,229
*	Burlington Stores Inc.	35,373	2,998
	Tupperware Brands Corp.	53,908	2,837
	Vail Resorts Inc.	17,200	2,775
^	Nexstar Broadcasting
	Group Inc. Class A	43,600	2,760
	Cheesecake Factory Inc.	46,026	2,756
	Brinker International Inc.	55,640	2,756
	Monro Muffler Brake Inc.	47,834	2,736
	Children’s Place Inc.	26,730	2,698
	Big Lots Inc.	53,400	2,681
	Bloomin’ Brands Inc.	146,483	2,641
	Lithia Motors Inc. Class A	26,700	2,585
*,^ SodaStream International
	Ltd.	65,060	2,568
	Bob Evans Farms Inc.	44,883	2,388
	ClubCorp Holdings Inc.	164,700	2,363
*	Smith & Wesson
	Holding Corp.	111,903	2,359
	Regal Entertainment Group
	Class A	112,726	2,322
	Papa John’s International
	Inc.	26,794	2,293
	AMC Entertainment
	Holdings Inc.	66,577	2,240
*	Strayer Education Inc.	26,463	2,134
	American Eagle
	Outfitters Inc.	135,051	2,049
	Leggett & Platt Inc.	37,733	1,844
	Sturm Ruger & Co. Inc.	34,383	1,812
*	Cooper-Standard
	Holdings Inc.	16,790	1,736
	Tailored Brands Inc.	65,400	1,671
*	MSG Networks Inc.	76,552	1,646
	DR Horton Inc.	58,343	1,595
	Callaway Golf Co.	138,571	1,519
	Finish Line Inc. Class A	79,000	1,486
*	ZAGG Inc.	178,500	1,267
*	Hyatt Hotels Corp. Class A	22,700	1,254
*	Tenneco Inc.	20,000	1,249

	Interpublic Group of
	Cos. Inc.	51,444	1,204
*	Kona Grill Inc.	89,290	1,121
	Ruth’s Hospitality Group Inc.	60,661	1,110
	Domino’s Pizza Inc.	6,800	1,083
*	American Axle &
	Manufacturing
	Holdings Inc.	52,196	1,007
*	iRobot Corp.	16,500	964
*	Genesco Inc.	15,000	931
	MCBC Holdings Inc.	63,469	925
*	Bright Horizons Family
	Solutions Inc.	12,980	909
	Culp Inc.	23,700	880
*	Denny’s Corp.	68,000	872
	Camping World
	Holdings Inc. Class A	24,747	806
*	Dave & Buster’s
	Entertainment Inc.	11,700	659
	Cato Corp. Class A	21,400	644
*	Buffalo Wild Wings Inc.	4,000	618
	New Media Investment
	Group Inc.	37,932	607
*	Potbelly Corp.	46,043	594
*	Tempur Sealy
	International Inc.	8,489	580
*	Tile Shop Holdings Inc.	29,534	577
	Capella Education Co.	6,500	571
	Ethan Allen Interiors Inc.	14,788	545
*	Francesca’s Holdings Corp.	30,090	543
	Libbey Inc.	24,740	481
	Chico’s FAS Inc.	31,200	449
	Bassett Furniture
	Industries Inc.	14,400	438
	La-Z-Boy Inc.	13,300	413
	Red Rock Resorts Inc.
	Class A	16,600	385
*	Penn National Gaming Inc.	23,100	319
*	tronc Inc.	17,000	236
*	Taylor Morrison Home
	Corp. Class A	10,500	202
	Cinemark Holdings Inc.	5,100	196
*	JAKKS Pacific Inc.	25,676	132
*	Stoneridge Inc.	6,600	117
	Drew Industries Inc.	900	97
*	Scientific Games Corp.
	Class A	6,300	88
*	Vera Bradley Inc.	7,300	86
*	Urban Outfitters Inc.	2,970	85
			202,841
Consumer Staples (1.4%)
*	Post Holdings Inc.	35,466	2,851
	Fresh Del Monte
	Produce Inc.	37,255	2,259
	Ingredion Inc.	16,169	2,021
	Dean Foods Co.	92,459	2,014
	Ingles Markets Inc. Class A	38,400	1,847
	Nu Skin Enterprises Inc.
	Class A	26,500	1,266

*	US Foods Holding Corp.	46,000	1,264
*	Omega Protein Corp.	36,200	907
	HRG Group Inc.	47,800	744
*	SUPERVALU Inc.	155,500	726
*	Performance Food
	Group Co.	25,016	600
	Medifast Inc.	12,900	537
	Calavo Growers Inc.	7,500	461
*	Freshpet Inc.	44,060	447
	John B Sanfilippo & Son Inc.	5,800	408
*	Herbalife Ltd.	8,338	401
^	Natural Health Trends Corp.	11,100	276
*	Avon Products Inc.	30,800	155
	PriceSmart Inc.	1,800	150
			19,334
Energy (1.7%)
*	Resolute Energy Corp.	121,500	5,005
*	RigNet Inc.	195,391	4,523
*	Diamondback Energy Inc.	35,300	3,567
	Core Laboratories NV	28,300	3,397
*	Newfield Exploration Co.	64,409	2,609
*	Dril-Quip Inc.	34,926	2,097
*	Southwestern Energy Co.	125,706	1,360
*	Carrizo Oil & Gas Inc.	15,338	573
*,^ Enservco Corp.		784,600	439
*	Sanchez Energy Corp.	35,740	323
			23,893
Financials (7.8%)
	LPL Financial Holdings Inc.	299,668	10,551
*,^ LendingTree Inc.		92,780	9,403
	Financial Engines Inc.	197,424	7,255
*	Customers Bancorp Inc.	180,900	6,480
*	Texas Capital
	Bancshares Inc.	65,500	5,135
	Bats Global Markets Inc.	147,981	4,959
	WisdomTree
	Investments Inc.	443,393	4,939
	Bank of the Ozarks Inc.	91,645	4,820
*	Safeguard Scientifics Inc.	303,173	4,078
	James River Group
	Holdings Ltd.	95,280	3,959
	MarketAxess Holdings Inc.	26,800	3,937
	MSCI Inc. Class A	49,253	3,880
*	Affiliated Managers
	Group Inc.	23,000	3,342
	FactSet Research
	Systems Inc.	20,400	3,334
*	Essent Group Ltd.	91,310	2,956
*	PRA Group Inc.	70,665	2,763
*	Pacific Premier Bancorp Inc.	73,900	2,612
*	Walker & Dunlop Inc.	77,700	2,424
	Universal Insurance
	Holdings Inc.	80,754	2,293
*	INTL. FCStone Inc.	57,400	2,273
	Primerica Inc.	30,435	2,105
*	World Acceptance Corp.	30,230	1,943
	BGC Partners Inc. Class A	183,800	1,880
	National Bank Holdings
	Corp. Class A	51,100	1,630
	Opus Bank	49,769	1,496
*	FCB Financial Holdings
	Inc. Class A	29,600	1,412
	Banc of California Inc.	69,249	1,202
*,^ Trupanion Inc.		77,400	1,201
	Meta Financial Group Inc.	10,300	1,060
	OM Asset Management plc	70,100	1,016
	Kinsale Capital Group Inc.	25,600	871
*	Credit Acceptance Corp.	3,074	669
*	Regional Management
	Corp.	23,500	618
	Capital Bank Financial Corp.	14,700	577

6

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
*	Harris & Harris Group Inc.	98,790	136
*	Donnelley Financial
	Solutions Inc.	5,701	131
*	Nationstar Mortgage
	Holdings Inc.	5,200	94
			109,434
Health Care (19.6%)
*	ABIOMED Inc.	138,180	15,570
*	INC Research Holdings
	Inc. Class A	241,363	12,696
*	Exact Sciences Corp.	643,396	8,596
*	DexCom Inc.	120,771	7,210
*	Spectranetics Corp.	290,248	7,111
	STERIS plc	103,807	6,996
*	Inogen Inc.	102,805	6,905
*,^ Zeltiq Aesthetics Inc.		158,054	6,878
*	Evolent Health Inc. Class A	456,060	6,750
*	Align Technology Inc.	63,851	6,138
	Cooper Cos. Inc.	34,564	6,046
*	Prestige Brands
	Holdings Inc.	107,228	5,587
*	Catalent Inc.	192,365	5,186
*	Cynosure Inc. Class A	111,460	5,083
*	NeoGenomics Inc.	569,671	4,882
*	Alkermes plc	86,600	4,813
*	Hologic Inc.	119,879	4,810
*	MEDNAX Inc.	71,338	4,755
*	Ligand Pharmaceuticals Inc.	44,566	4,528
	Patterson Cos. Inc.	109,210	4,481
*	Quintiles IMS Holdings Inc.	55,433	4,216
*	Veeva Systems Inc.
	Class A	96,634	3,933
*	Acadia Healthcare Co. Inc.	118,500	3,922
	West Pharmaceutical
	Services Inc.	46,010	3,903
*	athenahealth Inc.	36,179	3,805
*	Cardiovascular Systems Inc. 153,420		3,714
*	WellCare Health Plans Inc.	26,206	3,592
*,^ Revance Therapeutics Inc.		171,720	3,555
*	IDEXX Laboratories Inc.	28,637	3,358
*	Bio-Rad Laboratories Inc.
	Class A	17,944	3,271
*	Medidata Solutions Inc.	63,621	3,160
*	Charles River Laboratories
	International Inc.	39,400	3,002
*	Masimo Corp.	43,759	2,949
*,^ Endologix Inc.		502,058	2,872
*	Ironwood Pharmaceuticals
	Inc. Class A	185,200	2,832
*	Supernus
	Pharmaceuticals Inc.	112,000	2,828
*	Insulet Corp.	73,731	2,778
*	Nektar Therapeutics
	Class A	221,925	2,723
	Hill-Rom Holdings Inc.	48,100	2,700
*	Acceleron Pharma Inc.	99,750	2,546
*	Nevro Corp.	34,306	2,493
*	PRA Health Sciences Inc.	44,866	2,473
*	DBV Technologies SA ADR	70,370	2,472
*	Alnylam Pharmaceuticals Inc. 63,401		2,374
*	Neurocrine Biosciences Inc.	60,401	2,338
*	Bluebird Bio Inc.	37,734	2,328
*,^ Novadaq Technologies Inc.		327,424	2,321
*	United Therapeutics Corp.	16,095	2,308
	Bruker Corp.	108,254	2,293
	CONMED Corp.	50,540	2,232
*	Mettler-Toledo
	International Inc.	5,291	2,215
*	OraSure Technologies Inc.	251,425	2,207
*	Quidel Corp.	100,111	2,144
*	BioTelemetry Inc.	94,154	2,104

*	Five Prime
	Therapeutics Inc.	41,149	2,062
*	Emergent BioSolutions Inc.	61,471	2,019
*	Pacira Pharmaceuticals Inc.	57,900	1,870
*	Paratek
	Pharmaceuticals Inc.	116,870	1,800
*	Array BioPharma Inc.	204,200	1,795
*	Cutera Inc.	103,180	1,790
*	Atara Biotherapeutics Inc.	124,375	1,766
*	Enanta Pharmaceuticals Inc.	51,780	1,735
	Chemed Corp.	10,167	1,631
*	FibroGen Inc.	74,246	1,589
*	Anika Therapeutics Inc.	31,652	1,550
*	Juno Therapeutics Inc.	80,625	1,520
*	Spectrum
	Pharmaceuticals Inc.	301,140	1,334
	Owens & Minor Inc.	29,200	1,030
*	BioCryst
	Pharmaceuticals Inc.	140,413	889
*	ICU Medical Inc.	5,982	881
*	HMS Holdings Corp.	48,050	873
*	Exelixis Inc.	53,000	790
*	Vascular Solutions Inc.	13,776	773
*	Harvard Bioscience Inc.	247,440	755
	Ensign Group Inc.	32,600	724
	LeMaitre Vascular Inc.	27,958	708
*	Amphastar
	Pharmaceuticals Inc.	38,200	704
*	Medpace Holdings Inc.	17,900	646
*	Vanda Pharmaceuticals Inc.	40,400	644
*	Orthofix International NV	17,025	616
*	Ophthotech Corp.	122,200	590
*	Rigel Pharmaceuticals Inc.	243,981	581
*	PAREXEL International
	Corp.	8,037	528
	Teleflex Inc.	3,142	506
*	Fulgent Genetics Inc.	43,100	499
*	Lexicon Pharmaceuticals Inc.	35,000	484
*	Esperion Therapeutics Inc.	37,950	475
	Phibro Animal Health
	Corp. Class A	16,032	470
*	NxStage Medical Inc.	14,539	381
*,^ AcelRx
	Pharmaceuticals Inc.	144,440	376
*	Tenet Healthcare Corp.	23,106	343
*	Vocera Communications Inc.	18,379	340
*	Infinity Pharmaceuticals Inc. 226,677		306
*	Natus Medical Inc.	8,717	303
*	ImmunoGen Inc.	133,760	273
*	Integra LifeSciences
	Holdings Corp.	3,100	266
*	Aratana Therapeutics Inc.	27,400	197
*	Applied Genetic
	Technologies Corp.	20,400	191
*	Depomed Inc.	9,700	175
*,^ Reata Pharmaceuticals
	Inc. Class A	5,800	127
*	Corcept Therapeutics Inc.	16,500	120
*	SciClone
	Pharmaceuticals Inc.	10,600	114
*	Akorn Inc.	5,100	111
*	American Renal
	Associates Holdings Inc.	4,500	96
*	Coherus Biosciences Inc.	3,200	90
*	Aptevo Therapeutics Inc.	35,185	86
*	Genomic Health Inc.	2,900	85
*	CTI BioPharma Corp.	169,466	68
			273,657
Industrials (18.8%)
*	TriNet Group Inc.	486,129	12,455
	Tennant Co.	161,785	11,519

*	Clean Harbors Inc.	200,142	11,138
	CEB Inc.	173,456	10,511
*,^ Sensata Technologies
	Holding NV	264,290	10,294
	HEICO Corp. Class A	133,062	9,035
*	Hawaiian Holdings Inc.	134,263	7,653
	Forward Air Corp.	159,098	7,538
*	Proto Labs Inc.	139,588	7,168
	Wabtec Corp.	82,739	6,869
*	Kirby Corp.	99,967	6,648
	Heartland Express Inc.	315,148	6,416
	Kennametal Inc.	195,994	6,127
*	Genesee & Wyoming Inc.
	Class A	73,743	5,118
	Albany International Corp.	108,232	5,011
	MSC Industrial Direct
	Co. Inc. Class A	53,891	4,979
	Douglas Dynamics Inc.	130,994	4,408
	Kaman Corp.	88,720	4,341
*	RBC Bearings Inc.	45,180	4,193
	Woodward Inc.	59,088	4,080
*	United Rentals Inc.	38,596	4,075
	Huntington Ingalls
	Industries Inc.	22,081	4,067
*	Advisory Board Co.	108,148	3,596
*	WageWorks Inc.	46,340	3,360
	Mobile Mini Inc.	109,120	3,301
*	Rush Enterprises Inc.
	Class A	101,460	3,237
	Spirit AeroSystems
	Holdings Inc. Class A	55,115	3,216
	Apogee Enterprises Inc.	58,010	3,107
*	MasTec Inc.	79,500	3,041
*	Titan Machinery Inc.	203,750	2,969
	Toro Co.	51,700	2,893
*	Trex Co. Inc.	40,791	2,627
	General Cable Corp.	135,301	2,577
	Global Brass & Copper
	Holdings Inc.	75,023	2,573
	Allegion plc	38,983	2,495
	Quad/Graphics Inc.	92,529	2,487
	Multi-Color Corp.	32,025	2,485
*	Saia Inc.	55,005	2,428
*	Continental Building
	Products Inc.	105,050	2,427
*	Wabash National Corp.	150,756	2,385
*	Meritor Inc.	189,512	2,354
	Brink’s Co.	56,451	2,329
	BWX Technologies Inc.	54,951	2,182
	Insperity Inc.	30,194	2,142
	Ritchie Bros Auctioneers
	Inc. (New York Shares)	59,737	2,031
*	Swift Transportation Co.	80,384	1,958
*	NCI Building Systems Inc.	121,347	1,899
*	Ply Gem Holdings Inc.	116,560	1,894
	Greenbrier Cos. Inc.	44,717	1,858
*	TASER International Inc.	75,383	1,827
	Kforce Inc.	71,739	1,657
	Insteel Industries Inc.	45,368	1,617
	AO Smith Corp.	33,254	1,575
	Curtiss-Wright Corp.	15,800	1,554
*	Roadrunner Transportation
	Systems Inc.	144,350	1,500
	Herman Miller Inc.	43,675	1,494
	Brady Corp. Class A	38,108	1,431
*	Kornit Digital Ltd.	110,600	1,399
*	Gibraltar Industries Inc.	33,561	1,398
	Argan Inc.	19,300	1,362
	Alaska Air Group Inc.	15,080	1,338
*,^ Energy Recovery Inc.		124,883	1,293

7

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	John Bean
	Technologies Corp.	14,850	1,276
*	Echo Global Logistics Inc.	49,700	1,245
*	Hudson Technologies Inc.	151,667	1,215
*	Spirit Airlines Inc.	19,200	1,111
^	American Railcar
	Industries Inc.	21,902	992
	Knoll Inc.	34,977	977
*	American Woodmark Corp.	12,818	965
	West Corp.	37,081	918
*	YRC Worldwide Inc.	65,293	867
	Lennox International Inc.	4,700	720
	Donaldson Co. Inc.	16,400	690
*	Avis Budget Group Inc.	18,000	660
	Barrett Business
	Services Inc.	8,700	558
	EnerSys	6,900	539
	Dun & Bradstreet Corp.	4,256	516
	Kimball International Inc.
	Class B	28,600	502
	Landstar System Inc.	5,700	486
*	Atkore International
	Group Inc.	19,800	473
*	Wesco Aircraft Holdings Inc.	31,200	466
	Comfort Systems USA Inc.	13,522	450
*	HD Supply Holdings Inc.	10,520	447
	Applied Industrial
	Technologies Inc.	6,700	398
*	InnerWorkings Inc.	39,800	392
	Supreme Industries Inc.
	Class A	24,767	389
	Astec Industries Inc.	5,300	358
*	TriMas Corp.	13,366	314
	Watts Water Technologies
	Inc. Class A	4,700	306
*	Huron Consulting Group Inc.	5,900	299
	Kadant Inc.	4,580	280
	Advanced Drainage
	Systems Inc.	10,800	222
*	Sparton Corp.	5,200	124
*	Orion Group Holdings Inc.	9,200	92
			262,186
Information Technology (24.6%)
*	Cadence Design
	Systems Inc.	657,548	16,583
	CDW Corp.	200,260	10,432
*	2U Inc.	329,434	9,932
*	Euronet Worldwide Inc.	132,429	9,592
	Brooks Automation Inc.	554,653	9,468
*	Gartner Inc.	80,731	8,159
	SS&C Technologies
	Holdings Inc.	238,614	6,824
*	Trimble Inc.	220,881	6,660
*	CoStar Group Inc.	34,620	6,526
*	SPS Commerce Inc.	91,803	6,416
*	Gigamon Inc.	135,819	6,187
	MAXIMUS Inc.	108,111	6,032
*	RealPage Inc.	192,638	5,779
*	InvenSense Inc.	443,300	5,670
*	Ultimate Software
	Group Inc.	26,542	4,840
*	CEVA Inc.	136,900	4,593
*	Super Micro Computer Inc.	162,319	4,553
	Teradyne Inc.	177,031	4,497
*	ChannelAdvisor Corp.	302,328	4,338
*	Wix.com Ltd.	96,369	4,293
*	Mellanox Technologies Ltd.	99,715	4,078
*	Descartes Systems
	Group Inc.	189,925	4,064
*	Cimpress NV	44,025	4,033
*	Rudolph Technologies Inc.	167,700	3,916

*	Aerohive Networks Inc.	686,385	3,912
*	Qualys Inc.	122,400	3,874
*	Proofpoint Inc.	54,786	3,871
*	Perficient Inc.	212,900	3,724
*	Inphi Corp.	82,545	3,683
*	Synchronoss
	Technologies Inc.	95,600	3,661
*	Virtusa Corp.	144,990	3,642
*	NCR Corp.	86,579	3,512
*	Aspen Technology Inc.	61,841	3,381
*	OSI Systems Inc.	43,250	3,292
*	New Relic Inc.	116,340	3,287
	Science Applications
	International Corp.	38,037	3,226
	Booz Allen Hamilton Holding
	Corp. Class A	89,042	3,212
*	Finisar Corp.	106,100	3,212
*	Cardtronics plc Class A	54,976	3,000
*	Teradata Corp.	110,282	2,996
*	Cirrus Logic Inc.	52,565	2,972
*	Advanced Micro
	Devices Inc.	261,437	2,965
*	ShoreTel Inc.	401,684	2,872
*	PROS Holdings Inc.	132,300	2,847
	CSG Systems
	International Inc.	56,911	2,755
*	Callidus Software Inc.	163,200	2,742
*	Manhattan Associates Inc.	51,630	2,738
*	Silicon Laboratories Inc.	42,000	2,730
*,^ Impinj Inc.		76,660	2,709
*,^ Stratasys Ltd.		162,590	2,689
*	WNS Holdings Ltd. ADR	96,329	2,654
*	Itron Inc.	41,330	2,598
*	Extreme Networks Inc.	513,611	2,583
*	Shutterstock Inc.	53,886	2,561
	Travelport Worldwide Ltd.	181,102	2,554
*	Microsemi Corp.	47,100	2,542
*	Guidewire Software Inc.	50,156	2,474
*	BroadSoft Inc.	59,000	2,434
	Hackett Group Inc.	135,491	2,393
*	GTT Communications Inc.	82,906	2,384
	CSRA Inc.	72,844	2,319
*	Barracuda Networks Inc.	107,314	2,300
*	IPG Photonics Corp.	23,100	2,280
*	GoDaddy Inc. Class A	64,260	2,246
*	A10 Networks Inc.	269,225	2,237
*	Unisys Corp.	144,927	2,167
	Power Integrations Inc.	31,750	2,154
*	Radware Ltd.	147,700	2,153
	TeleTech Holdings Inc.	70,264	2,143
	Monolithic Power
	Systems Inc.	26,000	2,130
*	PTC Inc.	44,957	2,080
	Avnet Inc.	43,101	2,052
*	Rapid7 Inc.	167,500	2,038
*	Stamps.com Inc.	17,600	2,018
*	MaxLinear Inc.	89,214	1,945
*	Imperva Inc.	46,700	1,793
*	Sykes Enterprises Inc.	61,898	1,786
*,^ Twilio Inc. Class A		60,700	1,751
	EarthLink Holdings Corp.	303,929	1,714
*	Tyler Technologies Inc.	12,000	1,713
*	Red Hat Inc.	24,576	1,713
*	CyberArk Software Ltd.	35,700	1,624
*	Pandora Media Inc.	110,450	1,440
*	Eastman Kodak Co.	91,893	1,424
*	LivePerson Inc.	183,930	1,389
*	Five9 Inc.	92,633	1,314
*	Nimble Storage Inc.	160,000	1,267
*	Synaptics Inc.	23,156	1,241
*	Amkor Technology Inc.	106,200	1,120

*	Shopify Inc. Class A	25,980	1,114
*	Carbonite Inc.	67,000	1,099
*	Ciena Corp.	44,341	1,082
*	EPAM Systems Inc.	16,819	1,082
*,^ Digimarc Corp.		33,535	1,006
*	Paycom Software Inc.	21,630	984
*	Lumentum Holdings Inc.	24,146	933
*	Box Inc.	50,900	705
*	Avid Technology Inc.	156,948	691
*	Jive Software Inc.	156,285	680
*	Apptio Inc. Class A	35,620	660
*	PFSweb Inc.	73,268	623
*	Bazaarvoice Inc.	127,769	620
*	Amber Road Inc.	67,110	609
*	MINDBODY Inc. Class A	28,434	606
*,^ Nutanix Inc.		22,800	606
*	Square Inc.	42,835	584
*	Angie’s List Inc.	68,539	564
*	NETGEAR Inc.	9,513	517
*	CommScope
	Holding Co. Inc.	13,500	502
	Monotype Imaging
	Holdings Inc.	25,040	497
*	Infinera Corp.	57,300	486
*	Xcerra Corp.	63,500	485
*	HubSpot Inc.	10,200	479
*	Synopsys Inc.	7,800	459
*	RingCentral Inc. Class A	21,215	437
*	Zendesk Inc.	19,500	413
*	Trivago NV ADR	34,260	403
*	ePlus Inc.	3,417	394
*	WebMD Health Corp.	7,852	389
*	Advanced Energy
	Industries Inc.	6,479	355
*	Brightcove Inc.	39,600	319
*	Ellie Mae Inc.	3,750	314
	Ebix Inc.	5,310	303
*	Liquidity Services Inc.	29,490	288
*	Plexus Corp.	4,837	261
*	NeoPhotonics Corp.	24,079	260
*	Radisys Corp.	52,098	231
	NIC Inc.	9,200	220
*	Exa Corp.	13,800	212
*	Take-Two Interactive
	Software Inc.	3,900	192
*	EnerNOC Inc.	31,000	186
*	DHI Group Inc.	27,769	174
*	Varonis Systems Inc.	6,000	161
*	Workiva Inc.	10,900	149
*	Sonus Networks Inc.	22,645	143
*	Acacia Communications Inc.	2,250	139
*	Xactly Corp.	11,200	123
	InterDigital Inc.	1,100	100
*	Lattice Semiconductor Corp.	12,900	95
*	Rosetta Stone Inc.	4,500	40
			343,671
Materials (2.4%)
	Quaker Chemical Corp.	31,401	4,018
*	Crown Holdings Inc.	61,527	3,235
*	Owens-Illinois Inc.	163,300	2,843
	Chemours Co.	126,003	2,783
	Trinseo SA	45,872	2,720
*	Koppers Holdings Inc.	63,013	2,539
	Rayonier Advanced
	Materials Inc.	157,909	2,441
	Steel Dynamics Inc.	66,828	2,378
	Huntsman Corp.	95,871	1,829
	Worthington Industries Inc.	37,519	1,780
*	Coeur Mining Inc.	158,790	1,443
	Sealed Air Corp.	27,900	1,265
	Avery Dennison Corp.	13,691	961

8

Vanguard Small Company Growth Portfolio

			Market
			Value•
		Shares	($000)
	American Vanguard Corp.	40,500	776
^	Valvoline Inc.	33,500	720
*	GCP Applied
	Technologies Inc.	23,682	634
*	Louisiana-Pacific Corp.	26,178	496
	Innophos Holdings Inc.	6,500	340
*	Ryerson Holding Corp.	22,190	296
			33,497
Other (1.0%)
^,2 Vanguard Small-Cap
	Growth ETF	104,300	13,886
*	NuPathe Inc. CVR	345,900	—
*	Prosensa Holding NV
	CVR Expire 2/15/17	189,490	—
			13,886
Real Estate (2.4%)
	QTS Realty Trust Inc.
	Class A	87,780	4,358
	National Storage
	Affiliates Trust	192,830	4,256
	Ryman Hospitality
	Properties Inc.	48,743	3,071
	Medical Properties
	Trust Inc.	205,500	2,528
	DuPont Fabros
	Technology Inc.	55,454	2,436
	Omega Healthcare
	Investors Inc.	76,188	2,382
	Washington Prime
	Group Inc.	227,310	2,366
	Care Capital Properties Inc.	92,073	2,302
	Sabra Health Care REIT Inc.	92,379	2,256
	Senior Housing
	Properties Trust	99,589	1,885
	STAG Industrial Inc.	78,370	1,871
	Outfront Media Inc.	37,037	921
*	Forestar Group Inc.	50,400	670
	Hersha Hospitality
	Trust Class A	30,500	656
	Potlatch Corp.	14,400	600
	Gaming and Leisure
	Properties Inc.	13,211	404
*	MedEquities Realty
	Trust Inc.	10,600	118
			33,080
Telecommunication Services (0.8%)
*	Vonage Holdings Corp.	742,800	5,088
	Cogent Communications
	Holdings Inc.	101,162	4,183
	Cincinnati Bell Inc.	47,880	1,070
^	Windstream Holdings Inc.	90,064	660
*	Zayo Group Holdings Inc.	15,900	523

*	Boingo Wireless Inc.	24,600	300
	IDT Corp. Class B	7,900	146
			11,970
Utilities (0.1%)
	Southwest Gas Corp.	18,876	1,446
	Spark Energy Inc. Class A	10,020	304
	Middlesex Water Co.	2,426	104
			1,854
Total Common Stocks
(Cost $1,192,788)			1,329,303
Temporary Cash Investments (6.6%)[1]
Money Market Fund (6.4%)
[3,4] Vanguard Market Liquidity
	Fund, 0.823%	892,465	89,255

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
	United States Treasury
	Bill, 0.314%, 1/5/17	100	100
[5]	United States Treasury
	Bill, 0.322%, 1/19/17	500	500
	United States Treasury
	Bill, 0.310%, 2/2/17	100	100
[5]	United States Treasury
	Bill, 0.487%, 3/16/17	200	200
[5]	United States Treasury
	Bill, 0.591%, 5/4/17	100	100
[5]	United States Treasury
	Bill, 0.623%, 5/18/17	100	100
[5]	United States Treasury
	Bill, 0.597%, 5/25/17	1,500	1,496
			2,596
Total Temporary Cash Investments
(Cost $91,853)			91,851
Total Investments (101.7%)
(Cost $1,284,641)			1,421,154
Other Assets and Liabilities (-1.7%)
Other Assets[5]			4,049
Liabilities[4]			(27,788)
			(23,739)
Net Assets (100%)
Applicable to 64,986,330 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)			1,397,415
Net Asset Value Per Share			$21.50

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	1,318,013
Affiliated Vanguard Funds	103,141
Total Investments in Securities	1,421,154
Investment in Vanguard	105
Receivables for Investment
Securities Sold	2,224
Receivables for Accrued Income	623
Receivables for Capital Shares Issued	678
Other Assets[5]	419
Total Assets	1,425,203
Liabilities
Payables for Investment Securities
Purchased	1,141
Collateral for Securities on Loan	20,973
Payables to Investment Advisor	440
Payables for Capital Shares Redeemed	3,095
Payables to Vanguard	1,944
Other Liabilities	195
Total Liabilities	27,788
Net Assets	1,397,415

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,156,346
Undistributed Net Investment Income	5,413
Accumulated Net Realized Gains	100,030
Unrealized Appreciation (Depreciation)
Investment Securities	136,513
Futures Contracts	(887)
Net Assets	1,397,415

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $20,068,000.
1 The portfolio invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the portfolio’s effective common stock and temporary cash investment positions represent 98.5% and 3.2%, respectively, of net assets.
2 Considered an affiliated company of the portfolio as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $20,973,000 of collateral received for securities on loan.
5 Securities with a value of $2,376,000 and cash of $83,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.
CVR—Contingent Value Rights.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

9

Vanguard Small Company Growth Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Dividends[1]	10,298
Interest[1]	234
Securities Lending—Net	1,449
Total Income	11,981
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,924
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative	2,326
Marketing and Distribution	239
Custodian Fees	60
Auditing Fees	36
Shareholders’ Reports	42
Trustees’ Fees and Expenses	2
Total Expenses	4,629
Net Investment Income	7,352
Realized Net Gain (Loss)
Investment Securities Sold[1]	98,448
Futures Contracts	2,369
Realized Net Gain (Loss)	100,817
Change in Unrealized Appreciation
(Depreciation)
Investment Securities	71,422
Futures Contracts	(1,144)
Change in Unrealized Appreciation
(Depreciation)	70,278
Net Increase (Decrease) in Net Assets
Resulting from Operations	178,447
1 Dividend income, interest income, and realized net gain (loss)
from affiliated companies of the portfolio were $150,000,
$226,000, and $8,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	7,352	4,360
Realized Net Gain (Loss)	100,817	112,243
Change in Unrealized Appreciation (Depreciation)	70,278	(154,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	178,447	(37,576)
Distributions
Net Investment Income	(4,424)	(4,640)
Realized Capital Gain[1]	(112,327)	(147,415)
Total Distributions	(116,751)	(152,055)
Capital Share Transactions
Issued	162,394	190,501
Issued in Lieu of Cash Distributions	116,751	152,055
Redeemed	(199,340)	(226,311)
Net Increase (Decrease) from Capital Share Transactions	79,805	116,245
Total Increase (Decrease)	141,501	(73,386)
Net Assets
Beginning of Period	1,255,914	1,329,300
End of Period[2]	1,397,415	1,255,914
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $5,320,000 and $26,347,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $5,413,000 and $2,485,000.

See accompanying Notes, which are an integral part of the Financial Statements.

10

Vanguard Small Company Growth Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.79	$24.14	$26.90	$20.08	$17.89
Investment Operations
Net Investment Income	.116	.078	.085	.073	.155
Net Realized and Unrealized Gain (Loss)
on Investments	2.547	(.577)	.610	8.674	2.462
Total from Investment Operations	2.663	(.499)	.695	8.747	2.617
Distributions
Dividends from Net Investment Income	(.074)	(.087)	(.075)	(.160)	(.045)
Distributions from Realized Capital Gains	(1.879)	(2.764)	(3.380)	(1.767)	(.382)
Total Distributions	(1.953)	(2.851)	(3.455)	(1.927)	(.427)
Net Asset Value, End of Period	$21.50	$20.79	$24.14	$26.90	$20.08

Total Return	14.94%	-2.75%	3.38%	46.54%	14.65%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,397	$1,256	$1,329	$1,406	$910
Ratio of Total Expenses to Average Net Assets[1]	0.36%	0.37%	0.39%	0.38%	0.38%
Ratio of Net Investment Income to
Average Net Assets	0.58%	0.33%	0.34%	0.32%	0.78%
Portfolio Turnover Rate	91%	57%	43%	64%	61%
1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.01%, 0.01%, and 0.02%.

Notes to Financial Statements

Vanguard Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the portfolio’s pricing time. When fair-value pricing is employed, the prices of securities used by a portfolio to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

11

Vanguard Small Company Growth Portfolio

2. Futures Contracts: The portfolio uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The portfolio may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and for the period ended December 31, 2016, and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the portfolio lends its securities to qualified institutional borrowers. Security loans are subject to termination by the portfolio at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The portfolio further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the portfolio may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the portfolio; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the portfolio may experience delays and costs in recovering the securities loaned. The portfolio invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the portfolio is entitled to all distributions made on or in respect of the loaned securities.

6. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

12

Vanguard Small Company Growth Portfolio

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Granahan Investment Management, Inc., and beginning January 2016, Arrowpoint Asset Management, LLC, each provide investment advisory services to a portion of the portfolio for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Granahan Investment Management, Inc., is subject to quarterly adjustments based on performance relative to the Russell 2000 Growth Index for the preceding three years. In accordance with the advisory contract entered into with Arrowpoint Asset Management, LLC, beginning January 1, 2017, the investment advisory fee will be subject to quarterly adjustments based on performance since March 31, 2016, relative to the Russell 2500 Growth Index.

Vanguard provides investment advisory services to a portion of the portfolio as described below; the portfolio paid Vanguard advisory fees of $313,000 for the year ended December 31, 2016.

For the year ended December 31, 2016, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.15% of the portfolio’s average net assets, with no net increase or decrease based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $105,000, representing 0.01% of the portfolio’s net assets and 0.04% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

D. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	1,329,303	—	—
Temporary Cash Investments	89,255	2,596	—
Futures Contracts—Liabilities[1]	(195)	—	—
Total	1,418,363	2,596	—
1 Represents variation margin on the last day of the reporting period.

13

Vanguard Small Company Growth Portfolio

E. At December 31, 2016, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

($000)
Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini Russell 2000 Index	March 2017	686	46,542	(887)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $40,814,000 of ordinary income and $65,528,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,284,795,000. Net unrealized appreciation of investment securities for tax purposes was $136,359,000, consisting of unrealized gains of $213,178,000 on securities that had risen in value since their purchase and $76,819,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended December 31, 2016, the portfolio purchased $1,113,597,000 of investment securities and sold $1,138,608,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	8,177	8,503
Issued in Lieu of Cash Distributions	6,660	6,890
Redeemed	(10,263)	(10,036)
Net Increase (Decrease) in Shares Outstanding	4,574	5,357

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

I. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Small Company Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Small Company Growth Portfolio: In our opinion, the accompanying statement of net assets and the statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Small Company Growth Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Small Company Growth Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $107,006,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For corporate shareholders, 18.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

15

Vanguard Small Company Growth Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Small Company Growth Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Fund Return	$1,000.00	$1,134.12	$2.04
Based on Hypothetical 5% Yearly Return	1,000.00	1,023.23	1.93

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.38%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

16

Vanguard® Total Bond Market Index Portfolio

The markets turned more upbeat about the prospects for growth and inflation toward the end of 2016, causing bonds to give back some of the gains they had accumulated early on. Vanguard Total Bond Market Index Portfolio, which was up well over 5% in the first six months, finished the year with a return of 2.47%. The portfolio’s performance was roughly in line with that of its benchmark, the Bloomberg Barclays U.S. Aggregate Float Adjusted Index, and a few steps behind the average return for its peer group.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

As of December 31, 2016, the portfolio’s 30-day SEC yield was 2.33%, up from 2.30% at the end of 2015.

Corporate bonds buoyed U.S. fixed income returns

The period began with steep declines in commodity prices and unanticipated sluggish economic growth around the world, especially in China, which triggered a move toward less-risky assets, including U.S. Treasuries. Against that backdrop, the Federal Reserve seemed less inclined to raise interest rates as it became unclear whether inflation and unemployment targets would be realized. The United Kingdom’s June vote to leave the European Union further clouded the Fed’s outlook.

However, market sentiment improved in the second half of the year. U.S. economic growth shot up in the third quarter, reversing disappointing earlier results. The employment picture remained strong as the economy added 156,000 jobs in December and wages increased 2.9%. The unemployment rate finished the year at 4.7%. The solid economic and jobs figures caused the dollar to strengthen against some international currencies. They also played a part in the Fed’s decision at its December meeting to raise the federal funds rate by 0.25 percentage points to a range between 0.50% and 0.75%, only the second hike in a decade. Those developments and the prospect of more spending on infrastructure, greater deregulation, and possible changes in the federal tax code under a new administration helped fuel a rally in riskier assets that carried into 2017.

For the year, long-term bonds significantly outpaced intermediate- and short-term bonds. In terms of quality, lower-rated investment-grade bonds did better than their higher-rated counterparts.

Weaker demand for U.S. Treasuries toward the end of the year translated into lower prices. These securities nevertheless produced enough income to post a positive return of just over 1% for 2016. Government mortgage-backed securities also experienced price declines, which trimmed their return for the period to 1.6%.

Prices of investment-grade corporate bonds, on the other hand, rose over the year, lifting their returns above 6%. Industrial companies’ bonds did better than those of utilities and financial institutions. Although many companies in the energy and metals and mining sectors were hard-hit by falling commodity prices early in the year, demand for their bonds revived with the upturn in commodities prices that followed.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
December 31, 2016		Annual Return
Vanguard Total Bond Market Index Portfolio	2.47%	4.22%
Spliced Bloomberg Barclays U.S. Aggregate Float Adjusted Index[1]	2.75	4.36
Spliced Variable Insurance Core Bond Funds Average[2,3]	3.15	3.80
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
		Variable
		Insurance
		Core Bond
	Portfolio[4]	Funds Average[5]
Total Bond Market Index Portfolio	0.15%	0.65%

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
4 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.15%.
5 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

Vanguard Total Bond Market Index Portfolio

Portfolio Profile
As of December 31, 2016

Financial Attributes
		Target
	Portfolio	Index[1]
Number of Bonds	6,266	10,054
Yield [2]	2.3%	2.6%
Yield to Maturity	2.6%[3]	2.6%
Average Coupon	3.1%	3.0%
Average Effective Maturity	8.3 years	8.2 years
Average Duration	6.0 years	6.0 years
Expense Ratio [4]	0.15%	—
Short-Term Reserves	2.4%	—

Volatility Measures
Portfolio Versus
Target Index[1]
R-Squared	0.99
Beta	1.04

Distribution by Effective Maturity (% of portfolio)

Under 1 Year	0.6%
1–3 Years	21.9
3–5 Years	21.4
5–10 Years	38.7
10–20 Years	4.5
20–30 Years	12.3
Over 30 Years	0.6

Sector Diversification[5] (% of portfolio)

Asset-Backed/Commercial Mortgage-Backed	2.2%
Finance	9.1
Foreign	6.1
Government Mortgage-Backed	21.3
Industrial	17.5
Treasury/Agency	41.3
Utilities	2.2
Other	0.3

Distribution by Credit Quality (% of portfolio)

U.S. Government	62.6%
Aaa	5.5
Aa	4.6
A	12.2
Baa	15.1

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 Bloomberg Barclays U.S. Aggregate Float Adjusted Index.
2 30-day SEC yield for the portfolio; index yield assumes that all bonds are called or prepaid at the earliest possible dates.
3 Before expenses.
4 The portfolio expense ratio shown is from the prospectus dated April 29, 2016, and represents estimated costs for the current fiscal year. For the fiscal year ended December 31, 2016, the portfolio’s expense ratio was 0.15%.
5 The agency sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Vanguard Total Bond Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Bond Market Index Portfolio	2.47%	2.05%	4.22%	$15,118
Spliced Bloomberg Barclays U.S.
Aggregate Float Adjusted Index[1]	2.75	2.24	4.36	15,323
Spliced Variable Insurance Core Bond
Funds Average[2,3]	3.15	2.59	3.80	14,524

Fiscal-Year Total Returns (%): December 31, 2006–December 31, 2016

1 Bloomberg Barclays U.S. Aggregate Bond Index through December 31, 2009; Bloomberg Barclays U.S. Aggregate Float Adjusted Index thereafter.
2 Variable Insurance Intermediate Investment-Grade Debt Funds Average through August 31, 2013; Variable Insurance Core Bond Funds Average thereafter.
3 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

Vanguard Total Bond Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (62.4%)
U.S. Government Securities (38.9%)
United States Treasury Note/Bond	0.750%	1/31/18	2,000	1,996
United States Treasury Note/Bond	0.875%	1/31/18	5,225	5,221
United States Treasury Note/Bond	2.625%	1/31/18	2,478	2,522
United States Treasury Note/Bond	1.000%	2/15/18	5,203	5,205
United States Treasury Note/Bond	0.750%	2/28/18	3,560	3,551
United States Treasury Note/Bond	2.750%	2/28/18	1,000	1,020
United States Treasury Note/Bond	1.000%	3/15/18	6,601	6,603
United States Treasury Note/Bond	0.750%	3/31/18	4,970	4,955
United States Treasury Note/Bond	0.875%	3/31/18	4	4
United States Treasury Note/Bond	2.875%	3/31/18	2,465	2,522
United States Treasury Note/Bond	0.750%	4/15/18	4,671	4,656
United States Treasury Note/Bond	0.625%	4/30/18	4,507	4,484
United States Treasury Note/Bond	1.000%	5/15/18	3,470	3,469
United States Treasury Note/Bond	9.125%	5/15/18	50	55
United States Treasury Note/Bond	0.875%	5/31/18	4,425	4,417
United States Treasury Note/Bond	2.375%	5/31/18	1,299	1,323
United States Treasury Note/Bond	1.125%	6/15/18	783	784
United States Treasury Note/Bond	0.625%	6/30/18	274	272
United States Treasury Note/Bond	2.375%	6/30/18	4,429	4,514
United States Treasury Note/Bond	0.875%	7/15/18	4,473	4,458
United States Treasury Note/Bond	0.750%	7/31/18	115	114
United States Treasury Note/Bond	2.250%	7/31/18	2,778	2,828
United States Treasury Note/Bond	1.000%	8/15/18	1,755	1,753
United States Treasury Note/Bond	1.500%	8/31/18	13,725	13,811
United States Treasury Note/Bond	1.000%	9/15/18	5,499	5,487
United States Treasury Note/Bond	0.750%	9/30/18	5,725	5,687
United States Treasury Note/Bond	1.375%	9/30/18	14,903	14,959
United States Treasury Note/Bond	0.875%	10/15/18	2,415	2,403
United States Treasury Note/Bond	0.750%	10/31/18	80	79
United States Treasury Note/Bond	1.250%	10/31/18	3,975	3,981
United States Treasury Note/Bond	1.750%	10/31/18	5,575	5,634
United States Treasury Note/Bond	1.250%	11/15/18	2,719	2,723
United States Treasury Note/Bond	1.000%	11/30/18	3,850	3,837
United States Treasury Note/Bond	1.250%	11/30/18	2,655	2,658
United States Treasury Note/Bond	1.375%	11/30/18	3,030	3,040
United States Treasury Note/Bond	1.250%	12/15/18	7,058	7,066
United States Treasury Note/Bond	1.250%	12/31/18	1,050	1,051
United States Treasury Note/Bond	1.375%	12/31/18	9,800	9,831
United States Treasury Note/Bond	1.500%	12/31/18	9,117	9,168
United States Treasury Note/Bond	1.125%	1/15/19	3,461	3,454
United States Treasury Note/Bond	1.250%	1/31/19	1,300	1,300
United States Treasury Note/Bond	1.500%	1/31/19	11,025	11,085
United States Treasury Note/Bond	0.750%	2/15/19	15,020	14,870
United States Treasury Note/Bond	2.750%	2/15/19	2,050	2,114
United States Treasury Note/Bond	8.875%	2/15/19	110	128
United States Treasury Note/Bond	1.375%	2/28/19	8,575	8,598
United States Treasury Note/Bond	1.500%	2/28/19	6,500	6,536
United States Treasury Note/Bond	1.000%	3/15/19	10,780	10,723
United States Treasury Note/Bond	1.500%	3/31/19	575	578
United States Treasury Note/Bond	1.625%	3/31/19	5,100	5,140
United States Treasury Note/Bond	0.875%	4/15/19	8,975	8,892
United States Treasury Note/Bond	1.250%	4/30/19	66	66
United States Treasury Note/Bond	1.625%	4/30/19	12,543	12,639
United States Treasury Note/Bond	0.875%	5/15/19	16,139	15,980
United States Treasury Note/Bond	3.125%	5/15/19	5,200	5,419
United States Treasury Note/Bond	1.125%	5/31/19	5,650	5,624
United States Treasury Note/Bond	1.500%	5/31/19	5,100	5,123

	United States Treasury Note/Bond	0.875%	6/15/19	6,053	5,989
	United States Treasury Note/Bond	1.000%	6/30/19	441	437
	United States Treasury Note/Bond	1.625%	6/30/19	3,702	3,729
	United States Treasury Note/Bond	0.750%	7/15/19	10,440	10,288
	United States Treasury Note/Bond	1.625%	7/31/19	2,487	2,504
	United States Treasury Note/Bond	0.750%	8/15/19	8,514	8,382
	United States Treasury Note/Bond	3.625%	8/15/19	1,800	1,904
	United States Treasury Note/Bond	8.125%	8/15/19	64	75
	United States Treasury Note/Bond	1.000%	8/31/19	175	173
	United States Treasury Note/Bond	1.625%	8/31/19	4,236	4,264
	United States Treasury Note/Bond	0.875%	9/15/19	6,355	6,273
	United States Treasury Note/Bond	1.000%	9/30/19	2,075	2,053
	United States Treasury Note/Bond	1.750%	9/30/19	2,150	2,171
	United States Treasury Note/Bond	1.000%	10/15/19	9,915	9,808
	United States Treasury Note/Bond	1.250%	10/31/19	625	622
	United States Treasury Note/Bond	1.500%	10/31/19	500	501
	United States Treasury Note/Bond	1.000%	11/15/19	9,075	8,963
	United States Treasury Note/Bond	3.375%	11/15/19	10,318	10,882
	United States Treasury Note/Bond	1.500%	11/30/19	4,242	4,249
	United States Treasury Note/Bond	1.375%	12/15/19	13,050	13,017
	United States Treasury Note/Bond	1.125%	12/31/19	500	495
	United States Treasury Note/Bond	1.625%	12/31/19	3,275	3,290
	United States Treasury Note/Bond	1.250%	1/31/20	499	495
	United States Treasury Note/Bond	1.375%	1/31/20	864	861
[1]	United States Treasury Note/Bond	3.625%	2/15/20	19,775	21,036
	United States Treasury Note/Bond	8.500%	2/15/20	887	1,075
	United States Treasury Note/Bond	1.250%	2/29/20	2,143	2,125
	United States Treasury Note/Bond	1.375%	2/29/20	2,094	2,084
	United States Treasury Note/Bond	1.125%	3/31/20	5,900	5,822
	United States Treasury Note/Bond	1.375%	3/31/20	7,070	7,031
[1]	United States Treasury Note/Bond	1.125%	4/30/20	16,925	16,687
	United States Treasury Note/Bond	1.375%	4/30/20	2,523	2,506
	United States Treasury Note/Bond	3.500%	5/15/20	3,515	3,734
	United States Treasury Note/Bond	1.375%	5/31/20	900	894
	United States Treasury Note/Bond	1.500%	5/31/20	4,508	4,492
	United States Treasury Note/Bond	1.625%	6/30/20	1,110	1,110
	United States Treasury Note/Bond	1.875%	6/30/20	9,825	9,916
	United States Treasury Note/Bond	1.625%	7/31/20	5,119	5,113
	United States Treasury Note/Bond	2.000%	7/31/20	2,419	2,449
	United States Treasury Note/Bond	2.625%	8/15/20	2,258	2,333
	United States Treasury Note/Bond	8.750%	8/15/20	8,425	10,514
	United States Treasury Note/Bond	1.375%	8/31/20	1,825	1,805
	United States Treasury Note/Bond	2.125%	8/31/20	967	982
	United States Treasury Note/Bond	2.000%	9/30/20	597	603
	United States Treasury Note/Bond	1.375%	10/31/20	2,685	2,650
	United States Treasury Note/Bond	1.750%	10/31/20	8,461	8,473
	United States Treasury Note/Bond	2.625%	11/15/20	4,305	4,447
	United States Treasury Note/Bond	1.625%	11/30/20	5,586	5,560
	United States Treasury Note/Bond	2.000%	11/30/20	8,575	8,659
	United States Treasury Note/Bond	1.750%	12/31/20	5,856	5,851
	United States Treasury Note/Bond	2.375%	12/31/20	8,150	8,344
	United States Treasury Note/Bond	1.375%	1/31/21	1,933	1,901
	United States Treasury Note/Bond	2.125%	1/31/21	4,171	4,224
	United States Treasury Note/Bond	3.625%	2/15/21	6,833	7,329
	United States Treasury Note/Bond	7.875%	2/15/21	1,180	1,462
	United States Treasury Note/Bond	1.125%	2/28/21	580	564
	United States Treasury Note/Bond	2.000%	2/28/21	4,050	4,079
	United States Treasury Note/Bond	1.250%	3/31/21	12,340	12,045
	United States Treasury Note/Bond	2.250%	3/31/21	9,450	9,617
	United States Treasury Note/Bond	1.375%	4/30/21	650	637

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
United States Treasury Note/Bond	2.250%	4/30/21	5,375	5,467
United States Treasury Note/Bond	3.125%	5/15/21	5,975	6,292
United States Treasury Note/Bond	1.375%	5/31/21	4,340	4,251
United States Treasury Note/Bond	2.000%	5/31/21	9,483	9,535
United States Treasury Note/Bond	1.125%	6/30/21	6,671	6,453
United States Treasury Note/Bond	1.125%	7/31/21	9,520	9,196
United States Treasury Note/Bond	2.250%	7/31/21	6,425	6,520
United States Treasury Note/Bond	2.125%	8/15/21	3,845	3,878
United States Treasury Note/Bond	1.125%	8/31/21	1,578	1,524
United States Treasury Note/Bond	2.000%	8/31/21	7,250	7,273
United States Treasury Note/Bond	1.125%	9/30/21	1,417	1,366
United States Treasury Note/Bond	2.125%	9/30/21	6,900	6,955
United States Treasury Note/Bond	1.250%	10/31/21	4,654	4,510
United States Treasury Note/Bond	2.000%	10/31/21	4,670	4,679
United States Treasury Note/Bond	2.000%	11/15/21	1,065	1,067
United States Treasury Note/Bond	8.000%	11/15/21	2,570	3,288
United States Treasury Note/Bond	1.750%	11/30/21	6,860	6,804
United States Treasury Note/Bond	1.875%	11/30/21	5,058	5,039
United States Treasury Note/Bond	2.000%	12/31/21	7,175	7,195
United States Treasury Note/Bond	2.125%	12/31/21	5,953	5,999
United States Treasury Note/Bond	1.500%	1/31/22	1,850	1,807
United States Treasury Note/Bond	2.000%	2/15/22	235	235
United States Treasury Note/Bond	1.750%	2/28/22	10,104	9,975
United States Treasury Note/Bond	1.750%	3/31/22	10,649	10,499
United States Treasury Note/Bond	1.750%	4/30/22	6,175	6,084
United States Treasury Note/Bond	1.875%	5/31/22	5,650	5,600
United States Treasury Note/Bond	2.125%	6/30/22	1,040	1,043
United States Treasury Note/Bond	2.000%	7/31/22	6,975	6,942
United States Treasury Note/Bond	1.625%	8/15/22	205	200
United States Treasury Note/Bond	7.250%	8/15/22	100	127
United States Treasury Note/Bond	1.875%	8/31/22	4,459	4,403
United States Treasury Note/Bond	1.750%	9/30/22	10,287	10,083
United States Treasury Note/Bond	1.875%	10/31/22	6,520	6,427
United States Treasury Note/Bond	1.625%	11/15/22	4,125	4,012
United States Treasury Note/Bond	7.625%	11/15/22	40	52
United States Treasury Note/Bond	2.000%	11/30/22	7,850	7,791
United States Treasury Note/Bond	2.125%	12/31/22	8,629	8,616
United States Treasury Note/Bond	1.750%	1/31/23	5,625	5,491
United States Treasury Note/Bond	2.000%	2/15/23	123	122
United States Treasury Note/Bond	7.125%	2/15/23	1,690	2,174
United States Treasury Note/Bond	1.500%	2/28/23	2,070	1,989
United States Treasury Note/Bond	1.500%	3/31/23	9,130	8,765
United States Treasury Note/Bond	1.625%	4/30/23	5,215	5,039
United States Treasury Note/Bond	1.750%	5/15/23	8,100	7,880
United States Treasury Note/Bond	1.625%	5/31/23	7,175	6,925
United States Treasury Note/Bond	1.375%	6/30/23	5,050	4,792
United States Treasury Note/Bond	1.250%	7/31/23	5,300	4,984
United States Treasury Note/Bond	2.500%	8/15/23	7,160	7,280
United States Treasury Note/Bond	6.250%	8/15/23	6,565	8,197
United States Treasury Note/Bond	1.375%	8/31/23	7,935	7,511
United States Treasury Note/Bond	1.375%	9/30/23	1,615	1,528
United States Treasury Note/Bond	1.625%	10/31/23	3,750	3,604
United States Treasury Note/Bond	2.750%	11/15/23	7,111	7,337
United States Treasury Note/Bond	2.125%	11/30/23	8,300	8,236
United States Treasury Note/Bond	2.250%	12/31/23	6,325	6,321
United States Treasury Note/Bond	2.750%	2/15/24	9,410	9,710
United States Treasury Note/Bond	2.500%	5/15/24	9,960	10,099
United States Treasury Note/Bond	2.375%	8/15/24	11,564	11,606
United States Treasury Note/Bond	2.250%	11/15/24	10,181	10,108
United States Treasury Note/Bond	7.500%	11/15/24	25	34
United States Treasury Note/Bond	2.000%	2/15/25	3,325	3,232
United States Treasury Note/Bond	2.125%	5/15/25	9,810	9,606
United States Treasury Note/Bond	2.000%	8/15/25	10,781	10,428
United States Treasury Note/Bond	6.875%	8/15/25	1,957	2,644
United States Treasury Note/Bond	2.250%	11/15/25	8,496	8,377
United States Treasury Note/Bond	1.625%	2/15/26	10,542	9,835
United States Treasury Note/Bond	6.000%	2/15/26	4,160	5,371
United States Treasury Note/Bond	1.625%	5/15/26	9,289	8,650
United States Treasury Note/Bond	1.500%	8/15/26	4,949	4,545
United States Treasury Note/Bond	6.750%	8/15/26	630	861
United States Treasury Note/Bond	2.000%	11/15/26	15,300	14,700

	United States Treasury Note/Bond	6.500%	11/15/26	765	1,035
	United States Treasury Note/Bond	6.625%	2/15/27	1,065	1,460
	United States Treasury Note/Bond	6.375%	8/15/27	185	252
	United States Treasury Note/Bond	6.125%	11/15/27	346	464
	United States Treasury Note/Bond	5.500%	8/15/28	955	1,235
	United States Treasury Note/Bond	5.250%	11/15/28	1,435	1,824
	United States Treasury Note/Bond	6.125%	8/15/29	2,255	3,111
	United States Treasury Note/Bond	6.250%	5/15/30	1,350	1,906
	United States Treasury Note/Bond	5.375%	2/15/31	1,170	1,556
	United States Treasury Note/Bond	4.500%	2/15/36	2,900	3,664
	United States Treasury Note/Bond	4.750%	2/15/37	1,125	1,462
	United States Treasury Note/Bond	4.375%	2/15/38	2,400	2,977
	United States Treasury Note/Bond	3.500%	2/15/39	2,695	2,942
	United States Treasury Note/Bond	4.250%	5/15/39	3,782	4,585
	United States Treasury Note/Bond	4.500%	8/15/39	2,306	2,891
	United States Treasury Note/Bond	4.375%	11/15/39	2,817	3,472
	United States Treasury Note/Bond	4.625%	2/15/40	5,050	6,444
	United States Treasury Note/Bond	4.375%	5/15/40	3,735	4,606
	United States Treasury Note/Bond	3.875%	8/15/40	3,680	4,219
	United States Treasury Note/Bond	4.250%	11/15/40	1,480	1,794
	United States Treasury Note/Bond	4.750%	2/15/41	3,956	5,149
	United States Treasury Note/Bond	4.375%	5/15/41	1,340	1,656
	United States Treasury Note/Bond	3.750%	8/15/41	3,030	3,408
	United States Treasury Note/Bond	3.125%	11/15/41	2,516	2,549
	United States Treasury Note/Bond	3.125%	2/15/42	281	285
	United States Treasury Note/Bond	3.000%	5/15/42	3,875	3,836
	United States Treasury Note/Bond	2.750%	8/15/42	4,510	4,253
	United States Treasury Note/Bond	2.750%	11/15/42	13,546	12,767
	United States Treasury Note/Bond	3.125%	2/15/43	5,200	5,259
	United States Treasury Note/Bond	2.875%	5/15/43	5,350	5,159
	United States Treasury Note/Bond	3.625%	8/15/43	6,980	7,728
	United States Treasury Note/Bond	3.750%	11/15/43	4,617	5,227
	United States Treasury Note/Bond	3.625%	2/15/44	3,224	3,567
	United States Treasury Note/Bond	3.375%	5/15/44	6,129	6,490
	United States Treasury Note/Bond	3.125%	8/15/44	8,006	8,087
	United States Treasury Note/Bond	3.000%	11/15/44	10,540	10,392
	United States Treasury Note/Bond	2.500%	2/15/45	6,460	5,743
	United States Treasury Note/Bond	3.000%	5/15/45	4,767	4,694
	United States Treasury Note/Bond	2.875%	8/15/45	9,208	8,844
	United States Treasury Note/Bond	3.000%	11/15/45	3,799	3,739
	United States Treasury Note/Bond	2.500%	2/15/46	8,128	7,210
	United States Treasury Note/Bond	2.500%	5/15/46	6,381	5,660
	United States Treasury Note/Bond	2.250%	8/15/46	6,980	5,858
	United States Treasury Note/Bond	2.875%	11/15/46	6,675	6,431
1,161,046
Agency Bonds and Notes (2.3%)
[2]	AID-Israel	5.500%	12/4/23	50	59
[2]	AID-Israel	5.500%	4/26/24	475	569
[2]	AID-Jordan	1.945%	6/23/19	200	202
[2]	AID-Jordan	2.503%	10/30/20	225	229
[2]	AID-Jordan	2.578%	6/30/22	200	203
[2]	AID-Ukraine	1.844%	5/16/19	200	201
[2]	AID-Ukraine	1.847%	5/29/20	200	198
[2]	AID-Ukraine	1.471%	9/29/21	175	170
[3]	Federal Farm Credit Banks	1.110%	2/20/18	125	125
[3]	Federal Farm Credit Banks	0.750%	4/18/18	250	249
[3]	Federal Farm Credit Banks	1.100%	6/1/18	100	100
[3]	Federal Farm Credit Banks	5.150%	11/15/19	500	551
[3]	Federal Farm Credit Banks	3.500%	12/20/23	75	80
[3]	Federal Home Loan Banks	1.375%	3/9/18	600	603
[3]	Federal Home Loan Banks	0.875%	3/19/18	885	884
[3]	Federal Home Loan Banks	1.125%	4/25/18	550	550
[3]	Federal Home Loan Banks	0.875%	6/29/18	1,175	1,171
[3]	Federal Home Loan Banks	0.625%	8/7/18	550	545
[3]	Federal Home Loan Banks	5.375%	8/15/18	150	160
[3]	Federal Home Loan Banks	0.875%	10/1/18	1,000	994
[3]	Federal Home Loan Banks	1.250%	1/16/19	500	500
[3]	Federal Home Loan Banks	1.125%	6/21/19	1,200	1,192
[3]	Federal Home Loan Banks	0.875%	8/5/19	550	542
[3]	Federal Home Loan Banks	1.000%	9/26/19	600	593
[3]	Federal Home Loan Banks	1.375%	11/15/19	400	398

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[3]	Federal Home Loan Banks	1.875%	3/13/20	75	76
[3]	Federal Home Loan Banks	4.125%	3/13/20	300	323
[3]	Federal Home Loan Banks	5.250%	12/11/20	425	480
[3]	Federal Home Loan Banks	1.375%	2/18/21	450	441
[3]	Federal Home Loan Banks	5.625%	6/11/21	35	40
[3]	Federal Home Loan Banks	1.125%	7/14/21	525	506
[3]	Federal Home Loan Banks	1.875%	11/29/21	500	496
[3]	Federal Home Loan Banks	2.125%	3/10/23	970	962
[3]	Federal Home Loan Banks	5.500%	7/15/36	1,400	1,831
[4]	Federal Home Loan Mortgage Corp.	0.750%	1/12/18	700	699
[4]	Federal Home Loan Mortgage Corp.	0.875%	3/7/18	1,679	1,677
[4]	Federal Home Loan Mortgage Corp.	0.750%	4/9/18	500	498
[4]	Federal Home Loan Mortgage Corp.	4.875%	6/13/18	550	579
[4]	Federal Home Loan Mortgage Corp.	0.875%	10/12/18	1,000	994
[4]	Federal Home Loan Mortgage Corp.	3.750%	3/27/19	625	658
[4]	Federal Home Loan Mortgage Corp.	1.125%	4/15/19	600	597
[4]	Federal Home Loan Mortgage Corp.	1.750%	5/30/19	1,150	1,160
[4]	Federal Home Loan Mortgage Corp.	0.875%	7/19/19	871	859
[4]	Federal Home Loan Mortgage Corp.	1.250%	8/1/19	479	477
[4]	Federal Home Loan Mortgage Corp.	1.250%	10/2/19	1,150	1,143
[4]	Federal Home Loan Mortgage Corp.	1.375%	5/1/20	1,300	1,289
[4]	Federal Home Loan Mortgage Corp.	1.125%	8/12/21	1,000	962
[4]	Federal Home Loan Mortgage Corp.	2.375%	1/13/22	800	812
[4]	Federal Home Loan Mortgage Corp.	6.750%	9/15/29	127	176
[4]	Federal Home Loan Mortgage Corp.	6.750%	3/15/31	1,525	2,145
[4]	Federal Home Loan Mortgage Corp.	6.250%	7/15/32	502	690
[4]	Federal National Mortgage Assn.	0.875%	2/8/18	1,787	1,786
[4]	Federal National Mortgage Assn.	0.875%	3/28/18	1,000	998
[4]	Federal National Mortgage Assn.	0.875%	5/21/18	510	508
[4]	Federal National Mortgage Assn.	1.125%	7/20/18	1,500	1,499
[4]	Federal National Mortgage Assn.	1.875%	9/18/18	1,483	1,501
[4]	Federal National Mortgage Assn.	1.125%	10/19/18	700	699
[4]	Federal National Mortgage Assn.	1.625%	11/27/18	1,330	1,340
[4]	Federal National Mortgage Assn.	1.125%	12/14/18	1,315	1,312
[4]	Federal National Mortgage Assn.	1.375%	1/28/19	600	601
[4]	Federal National Mortgage Assn.	1.875%	2/19/19	500	506
[4]	Federal National Mortgage Assn.	1.000%	2/26/19	550	547
[4]	Federal National Mortgage Assn.	1.750%	6/20/19	1,000	1,009
[4]	Federal National Mortgage Assn.	0.875%	8/2/19	1,000	986
[4]	Federal National Mortgage Assn.	1.000%	8/28/19	1,700	1,680
[4]	Federal National Mortgage Assn.	1.750%	9/12/19	2,000	2,016
[4]	Federal National Mortgage Assn.	0.000%	10/9/19	275	262
[4]	Federal National Mortgage Assn.	1.000%	10/24/19	500	493
[4]	Federal National Mortgage Assn.	1.750%	11/26/19	1,000	1,007
[4]	Federal National Mortgage Assn.	1.625%	1/21/20	1,000	1,002
[4]	Federal National Mortgage Assn.	1.500%	6/22/20	1,000	994
[4]	Federal National Mortgage Assn.	1.500%	11/30/20	1,000	989
[4]	Federal National Mortgage Assn.	1.875%	12/28/20	1,000	1,002
[4]	Federal National Mortgage Assn.	1.375%	2/26/21	550	539
[4]	Federal National Mortgage Assn.	1.250%	8/17/21	525	508
[4]	Federal National Mortgage Assn.	1.375%	10/7/21	1,200	1,166
[4]	Federal National Mortgage Assn.	2.625%	9/6/24	500	504
[4]	Federal National Mortgage Assn.	2.125%	4/24/26	575	542
[4]	Federal National Mortgage Assn.	1.875%	9/24/26	500	459
[4]	Federal National Mortgage Assn.	6.250%	5/15/29	175	233
[4]	Federal National Mortgage Assn.	7.125%	1/15/30	925	1,324
[4]	Federal National Mortgage Assn.	7.250%	5/15/30	300	434
[4]	Federal National Mortgage Assn.	6.625%	11/15/30	300	416
[4]	Federal National Mortgage Assn.	5.625%	7/15/37	275	366
[3]	Financing Corp.	9.650%	11/2/18	225	258
	Private Export Funding Corp.	1.875%	7/15/18	100	101
	Private Export Funding Corp.	4.375%	3/15/19	200	212
	Private Export Funding Corp.	1.450%	8/15/19	125	125
	Private Export Funding Corp.	2.250%	3/15/20	150	152
	Private Export Funding Corp.	2.300%	9/15/20	50	51
	Private Export Funding Corp.	4.300%	12/15/21	100	110
	Private Export Funding Corp.	2.800%	5/15/22	125	128
	Private Export Funding Corp.	2.050%	11/15/22	1,075	1,056
	Private Export Funding Corp.	3.550%	1/15/24	100	106
	Private Export Funding Corp.	2.450%	7/15/24	100	99
	Private Export Funding Corp.	3.250%	6/15/25	50	52

[3] Tennessee Valley Authority	4.500%	4/1/18	175	182
[3] Tennessee Valley Authority	1.750%	10/15/18	150	151
[3] Tennessee Valley Authority	3.875%	2/15/21	250	270
[3] Tennessee Valley Authority	1.875%	8/15/22	175	171
[3] Tennessee Valley Authority	2.875%	9/15/24	191	194
[3] Tennessee Valley Authority	6.750%	11/1/25	134	175
[3] Tennessee Valley Authority	7.125%	5/1/30	1,000	1,411
[3] Tennessee Valley Authority	4.650%	6/15/35	175	204
[3] Tennessee Valley Authority	5.880%	4/1/36	250	326
[3] Tennessee Valley Authority	5.500%	6/15/38	100	127
[3] Tennessee Valley Authority	5.250%	9/15/39	225	279
[3] Tennessee Valley Authority	3.500%	12/15/42	200	195
[3] Tennessee Valley Authority	4.875%	1/15/48	100	115
[3] Tennessee Valley Authority	5.375%	4/1/56	50	62
[3] Tennessee Valley Authority	4.625%	9/15/60	180	198
[3] Tennessee Valley Authority	4.250%	9/15/65	200	204
				67,580
Conventional Mortgage-Backed Securities (21.0%)
[4,5] Fannie Mae Pool	2.000%	8/1/28–
		8/1/31	1,457	1,425
[4,5,6] Fannie Mae Pool	2.500%	3/1/27–
		10/1/46	21,569	21,657
[4,5,6] Fannie Mae Pool	3.000%	11/1/25–
		1/1/47	68,599	68,931
[4,5,6] Fannie Mae Pool	3.500%	6/1/20–
		1/1/47	68,375	70,462
[4,5] Fannie Mae Pool	4.000%	8/1/18–
		1/1/47	42,955	45,367
[4,5] Fannie Mae Pool	4.500%	2/1/18–
		1/1/47	20,214	21,801
[4,5] Fannie Mae Pool	5.000%	3/1/17–
		1/1/44	11,283	12,288
[4,5] Fannie Mae Pool	5.500%	3/1/17–
		4/1/40	9,296	10,338
[4,5] Fannie Mae Pool	6.000%	3/1/17–
		5/1/41	6,112	6,933
[4,5] Fannie Mae Pool	6.500%	11/1/18–
		10/1/39	1,996	2,262
[4,5] Fannie Mae Pool	7.000%	6/1/23–
		11/1/37	550	635
[4,5] Fannie Mae Pool	7.500%	11/1/22–
		2/1/32	52	58
[4,5] Fannie Mae Pool	8.000%	8/1/17–
		11/1/30	40	42
[4,5] Fannie Mae Pool	8.500%	7/1/22–
		4/1/31	11	13
[4,5] Fannie Mae Pool	9.000%	7/1/22–
		12/1/24	2	2
[4,5] Fannie Mae Pool	9.500%	12/1/18–
		2/1/25	2	2
[4,5] Freddie Mac Gold Pool	2.000%	8/1/28–
		1/1/29	663	650
[4,5,6] Freddie Mac Gold Pool	2.500%	4/1/27–
		10/1/46	16,578	16,605
[4,5,6] Freddie Mac Gold Pool	3.000%	10/1/26–
		1/1/47	47,797	48,005
[4,5,6] Freddie Mac Gold Pool	3.500%	9/1/25–
		1/1/47	42,939	44,192
[4,5,6] Freddie Mac Gold Pool	4.000%	7/1/18–
		1/1/47	26,063	27,441
[4,5] Freddie Mac Gold Pool	4.500%	1/1/18–
		1/1/47	12,008	12,881
[4,5] Freddie Mac Gold Pool	5.000%	10/1/17–
		10/1/41	6,458	6,993
[4,5] Freddie Mac Gold Pool	5.500%	4/1/17–
		6/1/41	5,177	5,738
[4,5] Freddie Mac Gold Pool	6.000%	5/1/17–
		3/1/39	3,619	4,075
[4,5] Freddie Mac Gold Pool	6.500%	6/1/17–
		4/1/39	1,133	1,278

Vanguard Total Bond Market Index Portfolio

Face				Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[4,5] Freddie Mac Gold Pool	7.000%	4/1/23–
		2/1/37	385	454
[4,5] Freddie Mac Gold Pool	7.500%	11/1/19–
		4/1/28	28	34
[4,5] Freddie Mac Gold Pool	8.000%	1/1/22–
		7/1/30	27	31
[4,5] Freddie Mac Gold Pool	8.500%	4/1/23–
		11/1/30	20	23
[4,5] Freddie Mac Gold Pool	9.000%	5/1/27–
		5/1/30	5	6
[5] Ginnie Mae I Pool	3.000%	1/15/26–
		12/15/45	3,676	3,738
[5,6] Ginnie Mae I Pool	3.500% 11/15/25–
		1/1/47	4,525	4,721
[5,6] Ginnie Mae I Pool	4.000% 10/15/24–
		1/1/47	5,670	6,029
[5] Ginnie Mae I Pool	4.500%	8/15/18–
		3/15/41	6,476	7,043
[5,6] Ginnie Mae I Pool	5.000%	1/15/18–
		1/1/47	4,113	4,516
[5] Ginnie Mae I Pool	5.500%	6/15/18–
		12/15/40	2,389	2,680
[5] Ginnie Mae I Pool	6.000%	2/15/17–
		3/15/40	1,720	1,955
[5] Ginnie Mae I Pool	6.500% 11/15/23–
		2/15/39	467	522
[5] Ginnie Mae I Pool	7.000%	5/15/23–
		10/15/31	117	133
[5] Ginnie Mae I Pool	7.500%	4/15/22–
		1/15/31	50	55
[5] Ginnie Mae I Pool	8.000%	2/15/22–
		10/15/30	35	38
[5] Ginnie Mae I Pool	8.500%	6/15/24–
		9/15/26	5	5
[5] Ginnie Mae I Pool	9.000% 12/15/19–
		10/15/26	2	2
[5] Ginnie Mae I Pool	9.500%	12/15/21	1	2
[5] Ginnie Mae II Pool	2.500%	6/20/27–
		11/20/46	1,345	1,340
[5,6] Ginnie Mae II Pool	3.000%	2/20/27–
		1/1/47	45,593	46,312
[5,6] Ginnie Mae II Pool	3.500%	9/20/25–
		1/1/47	61,124	63,692
[5,6] Ginnie Mae II Pool	4.000%	9/20/25–
		1/1/47	28,099	29,919
[5] Ginnie Mae II Pool	4.500%	2/20/39–
		1/1/47	12,541	13,558
[5] Ginnie Mae II Pool	5.000%	3/20/18–
		7/20/44	6,321	6,860
[5] Ginnie Mae II Pool	5.500%	6/20/34–
		9/20/41	1,872	2,071
[5] Ginnie Mae II Pool	6.000%	3/20/33–
		7/20/39	964	1,083
[5] Ginnie Mae II Pool	6.500% 12/20/35–
		11/20/39	334	383
[5] Ginnie Mae II Pool	7.000%	8/20/36–
		4/20/38	37	45
				627,324
Nonconventional Mortgage-Backed Securities (0.2%)
[4,5] Fannie Mae Pool	2.102%	3/1/43	197	199
[4,5] Fannie Mae Pool	2.188%	6/1/43	152	154
[4,5] Fannie Mae Pool	2.197%	10/1/42	100	101
[4,5] Fannie Mae Pool	2.207%	9/1/42	135	140
[4,5,7] Fannie Mae Pool	2.241%	4/1/37	27	28
[4,5] Fannie Mae Pool	2.258%	7/1/43	201	201
[4,5,7] Fannie Mae Pool	2.420%	5/1/42	168	175
[4,5] Fannie Mae Pool	2.428%	5/1/43	315	318
[4,5] Fannie Mae Pool	2.441%	9/1/43	21	21
[4,5] Fannie Mae Pool	2.444%	10/1/42	114	115
[4,5,7] Fannie Mae Pool	2.551%	12/1/41	72	74
[4,5,7] Fannie Mae Pool	2.552%	9/1/37	69	74

[4,5,7] Fannie Mae Pool	2.639%	2/1/36	17	17
[4,5,7] Fannie Mae Pool	2.647%	6/1/37	28	30
[4,5,7] Fannie Mae Pool	2.685%	12/1/40	42	44
[4,5,7] Fannie Mae Pool	2.715%	8/1/37	47	49
[4,5,7] Fannie Mae Pool	2.738%	7/1/38–
		12/1/40	65	69
[4,5] Fannie Mae Pool	2.743%	1/1/42	84	86
[4,5,7] Fannie Mae Pool	2.748%	1/1/37	51	55
[4,5,7] Fannie Mae Pool	2.754%	2/1/41	29	29
[4,5,7] Fannie Mae Pool	2.779%	1/1/40	31	32
[4,5] Fannie Mae Pool	2.783%	3/1/42	111	114
[4,5,7] Fannie Mae Pool	2.801%	1/1/35	73	78
[4,5,7] Fannie Mae Pool	2.802%	7/1/42	39	42
[4,5,7] Fannie Mae Pool	2.833%	12/1/35	58	61
[4,5,7] Fannie Mae Pool	2.842%	5/1/42	28	30
[4,5,7] Fannie Mae Pool	2.846%	5/1/40	25	27
[4,5,7] Fannie Mae Pool	2.854%	8/1/35	111	118
[4,5,7] Fannie Mae Pool	2.901%	3/1/41	87	91
[4,5,7] Fannie Mae Pool	2.910%	9/1/40–
		12/1/40	93	97
[4,5,7] Fannie Mae Pool	2.915%	6/1/36	1	1
[4,5,7] Fannie Mae Pool	2.917%	1/1/42	68	71
[4,5,7] Fannie Mae Pool	2.941%	9/1/43	143	144
[4,5,7] Fannie Mae Pool	2.945%	7/1/39	11	11
[4,5,7] Fannie Mae Pool	2.950%	7/1/37	12	13
[4,5,7] Fannie Mae Pool	2.963%	8/1/40	50	52
[4,5,7] Fannie Mae Pool	2.969%	3/1/41	50	54
[4,5,7] Fannie Mae Pool	2.972%	3/1/42	62	67
[4,5,7] Fannie Mae Pool	2.982%	9/1/34	14	15
[4,5,7] Fannie Mae Pool	3.000%	5/1/41	40	42
[4,5,7] Fannie Mae Pool	3.033%	12/1/33	15	15
[4,5,7] Fannie Mae Pool	3.041%	5/1/40	13	14
[4,5] Fannie Mae Pool	3.064%	2/1/41	42	44
[4,5] Fannie Mae Pool	3.074%	2/1/41	33	35
[4,5,7] Fannie Mae Pool	3.076%	7/1/36	11	12
[4,5,7] Fannie Mae Pool	3.090%	8/1/39	21	23
[4,5,7] Fannie Mae Pool	3.108%	11/1/34	20	21
[4,5,7] Fannie Mae Pool	3.110%	11/1/36	58	61
[4,5,7] Fannie Mae Pool	3.112%	10/1/40	64	67
[4,5,7] Fannie Mae Pool	3.130%	10/1/39	20	21
[4,5,7] Fannie Mae Pool	3.162%	5/1/36	4	4
[4,5,7] Fannie Mae Pool	3.195%	11/1/39	12	13
[4,5,7] Fannie Mae Pool	3.222%	12/1/40	44	46
[4,5,7] Fannie Mae Pool	3.285%	11/1/41	68	71
[4,5,7] Fannie Mae Pool	3.286%	10/1/40	39	42
[4,5,7] Fannie Mae Pool	3.289%	12/1/39	54	56
[4,5,7] Fannie Mae Pool	3.290%	11/1/41	59	63
[4,5,7] Fannie Mae Pool	3.301%	12/1/41	67	71
[4,5,7] Fannie Mae Pool	3.310%	11/1/39	33	34
[4,5,7] Fannie Mae Pool	3.315%	11/1/40	16	17
[4,5] Fannie Mae Pool	3.345%	8/1/42	105	107
[4,5,7] Fannie Mae Pool	3.435%	11/1/33	17	18
[4,5] Fannie Mae Pool	3.583%	4/1/41	53	55
[4,5] Fannie Mae Pool	3.587%	7/1/41	134	140
[4,5] Fannie Mae Pool	3.612%	6/1/41	15	15
[4,5] Fannie Mae Pool	3.760%	6/1/41	77	81
[4,5,7] Fannie Mae Pool	3.768%	11/1/39	20	21
[4,5,7] Fannie Mae Pool	3.780%	9/1/40	95	100
[4,5,7] Fannie Mae Pool	3.796%	8/1/39	58	60
[4,5,7] Fannie Mae Pool	4.429%	10/1/37	38	40
[4,5] Fannie Mae Pool	5.188%	3/1/38	9	10
[4,5] Fannie Mae Pool	5.541%	4/1/37	28	29
[4,5] Fannie Mae Pool	5.556%	10/1/37	46	48
[4,5] Fannie Mae Pool	5.860%	12/1/37	43	46
[4,5,7] Freddie Mac Non Gold Pool	2.235%	10/1/37	2	2
[4,5] Freddie Mac Non Gold Pool	2.353%	5/1/42	20	20
[4,5,7] Freddie Mac Non Gold Pool	2.500%	1/1/38	15	16
[4,5,7] Freddie Mac Non Gold Pool	2.529%	6/1/37	39	40
[4,5,7] Freddie Mac Non Gold Pool	2.590%	7/1/35	24	25
[4,5,7] Freddie Mac Non Gold Pool	2.602%	1/1/35	6	6
[4,5,7] Freddie Mac Non Gold Pool	2.643%	12/1/40	54	56

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[4,5,7] Freddie Mac Non Gold Pool	2.652%	2/1/37	12	13
[4,5] Freddie Mac Non Gold Pool	2.695%	2/1/42	48	50
[4,5] Freddie Mac Non Gold Pool	2.740%	2/1/42	55	57
[4,5,7] Freddie Mac Non Gold Pool	2.755%	12/1/40	26	27
[4,5] Freddie Mac Non Gold Pool	2.762%	1/1/41	64	67
[4,5,7] Freddie Mac Non Gold Pool	2.797%	11/1/34	37	39
[4,5,7] Freddie Mac Non Gold Pool	2.799%	3/1/37	6	6
[4,5,7] Freddie Mac Non Gold Pool	2.813%	10/1/36	18	20
[4,5,7] Freddie Mac Non Gold Pool	2.852%	5/1/36	14	15
[4,5,7] Freddie Mac Non Gold Pool	2.875%	5/1/38	4	4
[4,5,7] Freddie Mac Non Gold Pool	2.967%	12/1/35	30	31
[4,5,7] Freddie Mac Non Gold Pool	2.972%	2/1/36	14	14
[4,5,7] Freddie Mac Non Gold Pool	2.984%	3/1/41	18	19
[4,5,7] Freddie Mac Non Gold Pool	3.005%	5/1/40	20	21
[4,5,7] Freddie Mac Non Gold Pool	3.022%	2/1/41	15	16
[4,5,7] Freddie Mac Non Gold Pool	3.035%	2/1/41	49	52
[4,5] Freddie Mac Non Gold Pool	3.051%	1/1/41	13	13
[4,5,7] Freddie Mac Non Gold Pool	3.054%	12/1/36	19	20
[4,5,7] Freddie Mac Non Gold Pool	3.074%	5/1/40	14	15
[4,5,7] Freddie Mac Non Gold Pool	3.076%	10/1/37	20	21
[4,5,7] Freddie Mac Non Gold Pool	3.130%	6/1/40–
		6/1/41	50	52
[4,5,7] Freddie Mac Non Gold Pool	3.131%	6/1/40	42	44
[4,5,7] Freddie Mac Non Gold Pool	3.212%	12/1/34	34	36
[4,5,7] Freddie Mac Non Gold Pool	3.224%	12/1/36	46	48
[4,5] Freddie Mac Non Gold Pool	3.265%	12/1/36	9	10
[4,5,7] Freddie Mac Non Gold Pool	3.363%	11/1/40	42	43
[4,5,7] Freddie Mac Non Gold Pool	3.380%	11/1/40	17	18
[4,5] Freddie Mac Non Gold Pool	3.580%	6/1/40	78	82
[4,5] Freddie Mac Non Gold Pool	3.696%	9/1/40	64	67
[4,5] Freddie Mac Non Gold Pool	4.506%	9/1/37	18	19
[4,5] Freddie Mac Non Gold Pool	5.233%	3/1/38	48	50
[4,5] Freddie Mac Non Gold Pool	5.791%	5/1/37	35	37
[5,7] Ginnie Mae II Pool	2.000% 10/20/38–
		3/20/43	370	382
[5,7] Ginnie Mae II Pool	2.125%	7/20/38–
		6/20/43	217	222
[5,7] Ginnie Mae II Pool	2.500%	1/20/41–
		1/20/42	189	193
[5,7] Ginnie Mae II Pool	2.625%	5/20/41	36	37
[5,7] Ginnie Mae II Pool	3.000% 11/20/40–
		11/20/41	275	282
[5,7] Ginnie Mae II Pool	3.500%	10/20/41	64	67
[5,7] Ginnie Mae II Pool	4.000%	10/20/41	28	29
				7,042
Total U.S. Government and Agency Obligations
(Cost $1,863,157) 1,862,992
Asset-Backed/Commercial Mortgage-Backed Securities (2.8%)
[5] AEP Texas Central Transition
Funding II LLC 2006-A	5.170%	1/1/18	53	54
[5] Ally Auto Receivables Trust 2013-2	1.240%	11/15/18	20	20
[5] Ally Auto Receivables Trust 2014-1	0.970%	10/15/18	23	23
[5] Ally Auto Receivables Trust 2014-1	1.530%	4/15/19	25	25
[5] Ally Auto Receivables Trust 2014-3	1.280%	6/17/19	68	68
[5] Ally Auto Receivables Trust 2014-3	1.720%	3/16/20	55	55
[5] Ally Auto Receivables Trust 2014-SN2	1.210%	2/20/19	67	67
[5] Ally Auto Receivables Trust 2015-1	1.390%	9/16/19	25	25
[5] Ally Auto Receivables Trust 2015-1	1.750%	5/15/20	50	50
[5] Ally Auto Receivables Trust 2015-2	1.490%	11/15/19	100	100
[5] Ally Auto Receivables Trust 2015-2	1.840%	6/15/20	50	50
[5]	Ally Master Owner Trust Series 2014-4 1.430%	6/17/19	100	100
[5]	Ally Master Owner Trust Series 2015-3 1.630%	5/15/20	150	150
[5] American Express Credit Account
Master Trust 2014-3	1.490%	4/15/20	175	175
[5] American Express Credit Account
Master Trust 2014-4	1.430%	6/15/20	100	100
[5] AmeriCredit Automobile Receivables
Trust 2014-1	0.900%	2/8/19	3	3
[5] AmeriCredit Automobile Receivables
Trust 2014-1	1.680%	7/8/19	25	25

[5]	AmeriCredit Automobile Receivables
	Trust 2014-3	1.150%	6/10/19	26	26
[5]	AmeriCredit Automobile Receivables
	Trust 2015-2	1.270%	1/8/20	74	74
[5]	AmeriCredit Automobile Receivables
	Trust 2016-3	1.460%	5/10/21	75	75
[5]	Banc of America Commercial Mortgage
	Trust 2006-2	5.667%	5/10/45	10	10
[5]	Banc of America Commercial Mortgage
	Trust 2008-1	6.235%	2/10/51	336	344
[5]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.429%	9/15/48	50	52
[5]	Banc of America Commercial Mortgage
	Trust 2015-UBS7	3.705%	9/15/48	75	78
	Bank of Nova Scotia	2.125%	9/11/19	250	250
	Bank of Nova Scotia	1.850%	4/14/20	450	443
	Bank of Nova Scotia	1.875%	4/26/21	175	171
[5]	Barclays Dryrock Issuance
	Trust 2015-2	1.560%	3/15/21	100	100
[5]	Barclays Dryrock Issuance Trust 2016-1 1.520%		5/16/22	125	124
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR16	5.711%	6/11/40	150	151
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.694%	6/11/50	190	193
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR17	5.887%	6/11/50	235	239
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-PWR18	5.700%	6/11/50	495	505
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.471%	1/12/45	32	32
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP26	5.513%	1/12/45	190	191
[5]	Bear Stearns Commercial Mortgage
	Securities Trust 2007-TOP28	5.742%	9/11/42	459	466
[5]	BMW Vehicle Lease Trust 2015-1	1.240%	12/20/17	91	91
[5]	BMW Vehicle Lease Trust 2015-2	1.400%	9/20/18	100	100
[5]	BMW Vehicle Lease Trust 2015-2	1.550%	2/20/19	50	50
[5]	BMW Vehicle Owner Trust 2014-A	0.970%	11/26/18	41	41
[5]	BMW Vehicle Owner Trust 2014-A	1.500%	2/25/21	75	75
[5]	Capital Auto Receivables Asset
	Trust 2014-2	1.260%	5/21/18	3	3
[5]	Capital Auto Receivables Asset
	Trust 2014-2	1.620%	10/22/18	25	25
[5]	Capital Auto Receivables Asset
	Trust 2014-3	1.480%	11/20/18	37	37
[5]	Capital Auto Receivables Asset
	Trust 2014-3	1.830%	4/22/19	25	25
[5]	Capital Auto Receivables Asset
	Trust 2015-1	1.610%	6/20/19	200	200
[5]	Capital Auto Receivables Asset
	Trust 2015-1	1.860%	10/21/19	50	50
[5]	Capital Auto Receivables Asset
	Trust 2015-2	1.730%	9/20/19	125	125
[5]	Capital Auto Receivables Asset
	Trust 2015-2	1.940%	1/21/20	100	100
[5]	Capital Auto Receivables Asset
	Trust 2015-2	1.970%	1/21/20	75	75
[5]	Capital Auto Receivables Asset
	Trust 2015-3	1.720%	1/22/19	100	100
[5]	Capital Auto Receivables Asset
	Trust 2015-3	2.130%	5/20/20	75	75
[5]	Capital Auto Receivables Asset
	Trust 2015-4	1.830%	3/20/20	75	75
[5]	Capital Auto Receivables Asset
	Trust 2015-4	2.010%	7/20/20	75	75
[5]	Capital Auto Receivables Asset
	Trust 2016-3	1.690%	3/20/21	50	50
[5]	Capital One Multi-asset Execution
	Trust 2007-A7	5.750%	7/15/20	225	232
[5]	Capital One Multi-Asset Execution
	Trust 2014-A2	1.260%	1/15/20	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[5]	Capital One Multi-Asset Execution
	Trust 2014-A5	1.480%	7/15/20	150	150
[5]	Capital One Multi-Asset Execution
	Trust 2015-A2	2.080%	3/15/23	250	250
[5]	Capital One Multi-Asset Execution
	Trust 2015-A5	1.600%	5/17/21	100	100
[5]	Capital One Multi-Asset Execution
	Trust 2015-A8	2.050%	8/15/23	150	150
[5]	Capital One Multi-Asset Execution
	Trust 2016-A3	1.340%	4/15/22	170	168
[5]	Capital One Multi-Asset Execution
	Trust 2016-A4	1.330%	6/15/22	200	197
[5]	Capital One Multi-Asset Execution
	Trust 2016-A6	1.820%	9/15/22	100	100
[5]	Carmax Auto Owner Trust 2013-2	0.840%	11/15/18	24	24
[5]	Carmax Auto Owner Trust 2013-3	1.490%	1/15/19	39	39
[5]	Carmax Auto Owner Trust 2013-4	0.800%	7/16/18	2	2
[5]	Carmax Auto Owner Trust 2013-4	1.280%	5/15/19	25	25
[5]	Carmax Auto Owner Trust 2014-1	0.790%	10/15/18	8	8
[5]	Carmax Auto Owner Trust 2014-1	1.320%	7/15/19	25	25
[5]	Carmax Auto Owner Trust 2014-2	0.980%	1/15/19	29	29
[5]	Carmax Auto Owner Trust 2014-3	1.160%	6/17/19	43	43
[5]	Carmax Auto Owner Trust 2014-3	1.730%	2/18/20	25	25
[5]	Carmax Auto Owner Trust 2014-4	1.250%	11/15/19	92	92
[5]	Carmax Auto Owner Trust 2015-2	1.370%	3/16/20	50	50
[5]	Carmax Auto Owner Trust 2015-2	1.800%	3/15/21	50	50
[5]	Carmax Auto Owner Trust 2015-3	1.630%	5/15/20	100	100
[5]	Carmax Auto Owner Trust 2015-3	1.980%	2/16/21	50	50
[5]	Carmax Auto Owner Trust 2015-4	1.560%	11/16/20	100	100
[5]	Carmax Auto Owner Trust 2015-4	1.830%	6/15/21	50	50
[5]	CarMax Auto Owner Trust 2016-3	1.390%	5/17/21	100	99
[5]	CarMax Auto Owner Trust 2016-3	1.600%	1/18/22	50	49
[5]	CD 2007-CD5 Commercial Mortgage
	Trust	5.886%	11/15/44	337	341
[5]	CD 2016-CD1 Commercial Mortgage
	Trust	2.724%	8/10/49	150	144
[5]	CD 2016-CD2 Commercial Mortgage
	Trust	3.526%	11/10/49	100	103
[5]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.170%	8/1/19	10	10
[5]	CenterPoint Energy Transition Bond
	Co. II LLC 2005-A	5.302%	8/1/20	26	27
[5]	CenterPoint Energy Transition Bond
	Co. IV LLC 2012-1	3.028%	10/15/25	350	356
[5]	CFCRE Commercial Mortgage
	Trust 2016-C3	3.865%	1/10/48	125	130
[5]	CFCRE Commercial Mortgage
	Trust 2016-C4	3.283%	5/10/58	150	148
[5]	CFCRE Commercial Mortgage
	Trust 2016-C4	3.691%	5/10/58	100	100
[5]	CFCRE Commercial Mortgage
	Trust 2016-C6	3.217%	11/10/49	250	246
[5]	Chase Issuance Trust 2012-A4	1.580%	8/16/21	150	149
[5]	Chase Issuance Trust 2012-A7	2.160%	9/16/24	313	308
[5]	Chase Issuance Trust 2013-A1	1.300%	2/18/20	275	275
[5]	Chase Issuance Trust 2014-A1	1.150%	1/15/19	125	125
[5]	Chase Issuance Trust 2014-A2	2.770%	3/15/23	225	230
[5]	Chase Issuance Trust 2014-A6	1.260%	7/15/19	300	300
[5]	Chase Issuance Trust 2014-A7	1.380%	11/15/19	225	225
[5]	Chase Issuance Trust 2015-A2	1.590%	2/18/20	597	598
[5]	Chase Issuance Trust 2015-A4	1.840%	4/15/22	150	149
[5]	Chase Issuance Trust 2015-A5	1.360%	4/15/20	325	325
[5]	Chase Issuance Trust 2016-A2	1.370%	6/15/21	225	223
[5]	Chase Issuance Trust 2016-A4	1.490%	7/15/22	200	196
[5]	Chase Issuance Trust 2016-A5	1.270%	7/15/21	225	222
[5]	Citibank Credit Card Issuance
	Trust 2007-A8	5.650%	9/20/19	250	258
[5]	Citibank Credit Card Issuance
	Trust 2008-A1	5.350%	2/7/20	245	255
[5]	Citibank Credit Card Issuance
	Trust 2014-A1	2.880%	1/23/23	100	103

[5]	Citibank Credit Card Issuance
	Trust 2014-A4	1.230%	4/24/19	425	425
[5]	Citibank Credit Card Issuance
	Trust 2014-A5	2.680%	6/7/23	200	203
[5]	Citibank Credit Card Issuance
	Trust 2014-A6	2.150%	7/15/21	500	504
[5]	Citibank Credit Card Issuance
	Trust 2014-A8	1.730%	4/9/20	325	326
[5]	Citibank Credit Card Issuance
	Trust 2016-A2	2.190%	11/20/23	200	199
[5]	Citigroup Commercial Mortgage
	Trust 2007-C6	5.711%	12/10/49	600	605
[5]	Citigroup Commercial Mortgage
	Trust 2008-C7	6.136%	12/10/49	439	448
[5]	Citigroup Commercial Mortgage
	Trust 2012-GC8	3.024%	9/10/45	75	77
[5]	Citigroup Commercial Mortgage
	Trust 2013-GC11	3.093%	4/10/46	100	102
[5]	Citigroup Commercial Mortgage
	Trust 2013-GC15	3.161%	9/10/46	75	77
[5]	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.371%	9/10/46	50	54
[5]	Citigroup Commercial Mortgage
	Trust 2013-GC15	4.649%	9/10/46	75	82
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC19	2.790%	3/10/47	37	38
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC19	3.552%	3/10/47	25	26
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.023%	3/10/47	25	27
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC19	4.345%	3/10/47	25	27
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC21	3.855%	5/10/47	50	52
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC21	4.328%	5/10/47	50	52
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC23	3.622%	7/10/47	100	104
[5]	Citigroup Commercial Mortgage
	Trust 2014-GC25	3.635%	10/10/47	175	181
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.137%	2/10/48	225	224
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC27	3.571%	2/10/48	100	101
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC29	2.674%	4/10/48	50	51
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC29	3.192%	4/10/48	175	175
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC29	3.758%	4/10/48	84	84
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC31	3.762%	6/10/48	100	104
[5]	Citigroup Commercial Mortgage
	Trust 2015-GC33	3.778%	9/10/58	100	104
[5]	Citigroup Commercial Mortgage
	Trust 2016-C1	3.003%	5/10/49	55	55
[5]	Citigroup Commercial Mortgage
	Trust 2016-C1	3.209%	5/10/49	125	122
[5]	Citigroup Commercial Mortgage
	Trust 2016-GC36	3.616%	2/10/49	225	231
[5]	Citigroup Commercial Mortgage
	Trust 2016-P4	2.902%	7/10/49	75	72
[5]	COBALT CMBS Commercial Mortgage
	Trust 2007-C3	5.761%	5/15/46	225	228
[5]	COMM 2007-C9 Mortgage Trust	5.812%	12/10/49	446	450
[5]	COMM 2012-CCRE2 Mortgage Trust	3.147%	8/15/45	58	60
[5]	COMM 2012-CCRE2 Mortgage Trust	3.791%	8/15/45	65	68
[5,8] COMM 2012-CCRE3 Mortgage Trust		3.416%	10/15/45	78	80
[5]	COMM 2012-CCRE4 Mortgage Trust	2.853%	10/15/45	125	126
[5]	COMM 2013-CCRE6 Mortgage Trust	3.101%	3/10/46	65	66
[5]	COMM 2013-CCRE7 Mortgage Trust	3.213%	3/10/46	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[5]	COMM 2013-CCRE8 Mortgage Trust	3.612%	6/10/46	71	74
[5]	COMM 2013-CCRE9 Mortgage Trust	4.232%	7/10/45	90	97
[5]	COMM 2013-CCRE10 Mortgage Trust	4.210%	8/10/46	20	22
[5]	COMM 2013-CCRE11 Mortgage Trust	3.047%	10/10/46	30	31
[5]	COMM 2013-CCRE11 Mortgage Trust	3.660%	10/10/46	30	32
[5]	COMM 2013-CCRE11 Mortgage Trust	3.983%	10/10/46	40	42
[5]	COMM 2013-CCRE11 Mortgage Trust	4.258%	10/10/46	150	162
[5]	COMM 2013-CCRE11 Mortgage Trust	4.715%	10/10/46	30	32
[5]	COMM 2013-CCRE12 Mortgage Trust	1.295%	10/10/46	12	12
[5]	COMM 2013-CCRE12 Mortgage Trust	2.904%	10/10/46	50	51
[5]	COMM 2013-CCRE12 Mortgage Trust	3.623%	10/10/46	50	53
[5]	COMM 2013-CCRE12 Mortgage Trust	3.765%	10/10/46	50	53
[5]	COMM 2013-CCRE12 Mortgage Trust	4.046%	10/10/46	50	53
[5]	COMM 2013-CCRE12 Mortgage Trust	4.300%	10/10/46	25	26
[5]	COMM 2013-CCRE12 Mortgage Trust	4.762%	10/10/46	25	27
[5]	COMM 2013-LC13 Mortgage Trust	3.009%	8/10/46	40	41
[5]	COMM 2013-LC13 Mortgage Trust	4.205%	8/10/46	40	43
[5]	COMM 2013-LC6 Mortgage Trust	2.941%	1/10/46	104	105
[5]	COMM 2013-LC6 Mortgage Trust	3.282%	1/10/46	58	58
[5]	COMM 2014-CCRE15 Mortgage Trust	2.928%	2/10/47	87	89
[5]	COMM 2014-CCRE15 Mortgage Trust	3.595%	2/10/47	30	32
[5]	COMM 2014-CCRE15 Mortgage Trust	4.074%	2/10/47	56	60
[5]	COMM 2014-CCRE15 Mortgage Trust	4.711%	2/10/47	28	31
[5]	COMM 2014-CCRE16 Mortgage Trust	3.653%	4/10/47	50	52
[5]	COMM 2014-CCRE16 Mortgage Trust	4.278%	4/10/47	75	79
[5]	COMM 2014-CCRE17 Mortgage Trust	3.012%	5/10/47	50	51
[5]	COMM 2014-CCRE17 Mortgage Trust	3.598%	5/10/47	25	26
[5]	COMM 2014-CCRE17 Mortgage Trust	3.977%	5/10/47	50	53
[5]	COMM 2014-CCRE17 Mortgage Trust	4.377%	5/10/47	25	26
[5]	COMM 2014-CCRE18 Mortgage Trust	3.452%	7/15/47	50	52
[5]	COMM 2014-CCRE19 Mortgage Trust	3.796%	8/10/47	175	183
[5]	COMM 2014-CCRE19 Mortgage Trust	4.080%	8/10/47	50	52
[5]	COMM 2014-CCRE20 Mortgage Trust	3.590%	11/10/47	50	52
[5]	COMM 2014-CCRE21 Mortgage Trust	3.095%	12/10/47	86	88
[5]	COMM 2014-CCRE21 Mortgage Trust	3.528%	12/10/47	175	180
[5]	COMM 2014-LC15 Mortgage Trust	2.840%	4/10/47	50	51
[5]	COMM 2014-LC15 Mortgage Trust	4.006%	4/10/47	150	159
[5]	COMM 2014-LC17 Mortgage Trust	3.164%	10/10/47	100	103
[5]	COMM 2014-LC17 Mortgage Trust	3.917%	10/10/47	50	53
[5]	COMM 2014-UBS2 Mortgage Trust	2.820%	3/10/47	24	24
[5]	COMM 2014-UBS2 Mortgage Trust	3.472%	3/10/47	22	23
[5]	COMM 2014-UBS2 Mortgage Trust	3.961%	3/10/47	54	57
[5]	COMM 2014-UBS2 Mortgage Trust	4.199%	3/10/47	15	16
	COMM 2014-UBS2 Mortgage Trust	4.701%	3/10/47	10	11
[5]	COMM 2014-UBS3 Mortgage Trust	2.844%	6/10/47	50	51
[5]	COMM 2014-UBS3 Mortgage Trust	3.819%	6/10/47	100	104
[5]	COMM 2014-UBS4 Mortgage Trust	3.694%	8/10/47	125	129
[5]	COMM 2014-UBS4 Mortgage Trust	3.968%	8/10/47	44	44
[5]	COMM 2014-UBS5 Mortgage Trust	3.838%	9/10/47	125	130
[5]	COMM 2014-UBS6 Mortgage Trust	2.935%	12/10/47	125	128
[5]	COMM 2014-UBS6 Mortgage Trust	3.387%	12/10/47	125	130
[5]	COMM 2014-UBS6 Mortgage Trust	3.644%	12/10/47	225	231
[5]	COMM 2014-UBS6 Mortgage Trust	4.048%	12/10/47	50	51
[5]	COMM 2015-CCRE22 Mortgage Trust	2.856%	3/10/48	50	51
[5]	COMM 2015-CCRE22 Mortgage Trust	3.309%	3/10/48	150	152
[5]	COMM 2015-CCRE22 Mortgage Trust	3.603%	3/10/48	50	50
[5]	COMM 2015-CCRE23 Mortgage Trust	3.257%	5/10/48	75	77
[5]	COMM 2015-CCRE23 Mortgage Trust	3.497%	5/10/48	100	102
[5]	COMM 2015-CCRE23 Mortgage Trust	3.801%	5/10/48	50	51
[5]	COMM 2015-CCRE25 Mortgage Trust	3.759%	8/10/48	125	130
[5]	COMM 2015-CCRE26 Mortgage Trust	3.630%	10/10/48	225	231
[5]	COMM 2015-CCRE27 Mortgage Trust	3.404%	10/10/48	125	129
[5]	COMM 2015-CCRE27 Mortgage Trust	3.612%	10/10/48	125	129
[5]	COMM 2015-LC19 Mortgage Trust	3.040%	2/10/48	25	26
[5]	COMM 2015-LC19 Mortgage Trust	3.183%	2/10/48	125	126
[5]	COMM 2015-LC19 Mortgage Trust	3.527%	2/10/48	50	51
[5]	COMM 2016-CCRE28 Mortgage Trust	3.762%	2/10/49	150	156
[5]	COMM 2016-DC2 Mortgage Trust	3.550%	2/10/49	125	130
[5]	Credit Suisse Commercial Mortgage
	Trust Series 2007-C3	5.687%	6/15/39	110	110

[5] CSAIL 2015-C1 Commercial Mortgage
Trust	3.505%	4/15/50	100	103
[5] CSAIL 2015-C1 Commercial Mortgage
Trust	3.791%	4/15/50	75	77
[5] CSAIL 2015-C1 Commercial Mortgage
Trust	4.044%	4/15/50	50	52
[5] CSAIL 2015-C2 Commercial Mortgage
Trust	1.454%	6/15/57	70	70
[5] CSAIL 2015-C2 Commercial Mortgage
Trust	3.504%	6/15/57	150	153
[5] CSAIL 2015-C2 Commercial Mortgage
Trust	3.849%	6/15/57	75	78
[5] CSAIL 2015-C3 Commercial Mortgage
Trust	3.448%	8/15/48	85	87
[5] CSAIL 2015-C3 Commercial Mortgage
Trust	3.718%	8/15/48	100	104
[5] CSAIL 2015-C3 Commercial Mortgage
Trust	4.110%	8/15/48	50	51
[5] CSAIL 2015-C4 Commercial Mortgage
Trust	3.617%	11/15/48	50	52
[5] CSAIL 2015-C4 Commercial Mortgage
Trust	3.808%	11/15/48	75	78
[5] CSAIL 2016-C7 Commercial Mortgage
Trust	3.502%	11/15/49	200	200
[5] DBJPM 16-C1 Mortgage Trust	3.276%	5/10/49	75	75
[5] DBJPM 16-C3 Mortgage Trust	2.890%	9/10/49	100	97
[5] Discover Card Execution Note
Trust 2007-A1	5.650%	3/16/20	275	283
[5] Discover Card Execution Note
Trust 2014-A3	1.220%	10/15/19	200	200
[5] Discover Card Execution Note
Trust 2014-A5	1.390%	4/15/20	300	300
[5] Discover Card Execution Note
Trust 2015-A2	1.900%	10/17/22	275	274
[5] Discover Card Execution Note
Trust 2015-A3	1.450%	3/15/21	225	225
[5] Discover Card Execution Note
Trust 2015-A4	2.190%	4/17/23	225	225
[5] Discover Card Execution Note
Trust 2016-A1	1.640%	7/15/21	350	350
[4,5] Fannie Mae-Aces 2011-M2	3.764%	4/25/21	150	158
[4,5] Fannie Mae-Aces 2011-M4	3.726%	6/25/21	335	352
[4,5] Fannie Mae-Aces 2013-M12	2.399%	3/25/23	261	257
[4,5] Fannie Mae-Aces 2013-M14	2.505%	4/25/23	323	317
[4,5] Fannie Mae-Aces 2013-M14	3.329%	10/25/23	350	365
[4,5] Fannie Mae-Aces 2013-M4	2.608%	3/25/22	25	25
[4,5] Fannie Mae-Aces 2013-M7	2.280%	12/27/22	100	98
[4,5] Fannie Mae-Aces 2014-M1	2.323%	11/25/18	352	356
[4,5] Fannie Mae-Aces 2014-M1	3.251%	7/25/23	450	462
[4,5] Fannie Mae-Aces 2014-M10	2.171%	9/25/19	200	201
[4,5] Fannie Mae-Aces 2014-M12	2.614%	10/25/21	350	351
[4,5] Fannie Mae-Aces 2014-M13	1.637%	11/25/17	31	31
[4,5] Fannie Mae-Aces 2014-M13	2.566%	8/25/24	46	46
[4,5] Fannie Mae-Aces 2014-M13	3.021%	8/25/24	125	127
[4,5] Fannie Mae-Aces 2014-M2	3.513%	12/25/23	346	363
[4,5] Fannie Mae-Aces 2014-M3	2.613%	1/25/24	126	128
[4,5] Fannie Mae-Aces 2014-M3	3.472%	1/25/24	175	180
[4,5] Fannie Mae-Aces 2014-M4	3.346%	3/25/24	175	182
[4,5] Fannie Mae-Aces 2014-M6	2.679%	5/25/21	325	331
[4,5] Fannie Mae-Aces 2014-M7	3.248%	6/25/24	339	352
[4,5] Fannie Mae-Aces 2014-M8	2.346%	6/25/24	41	41
[4,5] Fannie Mae-Aces 2014-M8	3.056%	6/25/24	175	176
[4,5] Fannie Mae-Aces 2014-M9	1.462%	4/25/17	48	48
[4,5] Fannie Mae-Aces 2014-M9	3.103%	7/25/24	200	200
[4,5] Fannie Mae-Aces 2015-M1	1.626%	2/25/18	68	68
[4,5] Fannie Mae-Aces 2015-M1	2.532%	9/25/24	300	294
[4,5] Fannie Mae-Aces 2015-M10	3.092%	4/25/27	100	100
[4,5] Fannie Mae-Aces 2015-M12	2.792%	5/25/25	225	221
[4,5] Fannie Mae-Aces 2015-M15	2.923%	10/25/25	275	275
[4,5] Fannie Mae-Aces 2015-M2	2.620%	12/25/24	215	208
[4,5] Fannie Mae-Aces 2015-M3	2.723%	10/25/24	100	97

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
[4,5] Fannie Mae-Aces 2015-M4	2.509%	7/25/22	150	150
[4,5] Fannie Mae-Aces 2015-M7	1.550%	4/25/18	50	50
[4,5] Fannie Mae-Aces 2015-M7	2.590%	12/25/24	200	196
[4,5] Fannie Mae-Aces 2015-M8	2.344%	1/25/25	113	114
[4,5] Fannie Mae-Aces 2015-M8	2.900%	1/25/25	100	100
[4,5] Fannie Mae-Aces 2016-M11	2.369%	7/25/26	250	240
[4,5] Fannie Mae-Aces 2016-M12	2.449%	9/25/26	250	242
[4,5] Fannie Mae-Aces 2016-M2	2.152%	1/25/23	200	196
[4,5] Fannie Mae-Aces 2016-M3	2.702%	2/25/26	100	98
[4,5] Fannie Mae-Aces 2016-M4	2.576%	3/25/26	100	97
[4,5] Fannie Mae-Aces 2016-M5	2.469%	4/25/26	200	192
[4,5] Fannie Mae-Aces 2016-M7	2.157%	10/25/23	50	49
[4,5] Fannie Mae-Aces 2016-M7	2.499%	9/25/26	75	72
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K005	3.484%	4/25/19	81	83
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K006	3.398%	7/25/19	99	101
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K007	3.342%	12/25/19	82	82
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K009	2.757%	5/25/20	159	161
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K010	3.320%	7/25/20	174	176
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K011	4.084%	11/25/20	250	265
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K014	3.871%	4/25/21	133	142
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K017	2.873%	12/25/21	350	357
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K019	2.272%	3/25/22	150	149
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K020	2.373%	5/25/22	350	350
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K021	2.396%	6/25/22	225	226
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K026	2.510%	11/25/22	325	328
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K027	2.637%	1/25/23	325	330
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K028	3.111%	2/25/23	475	491
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K029	3.320%	2/25/23	325	340
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K030	2.779%	9/25/22	259	264
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K030	3.250%	4/25/23	325	338
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K031	3.300%	4/25/23	340	355
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K032	3.016%	2/25/23	270	276
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K032	3.310%	5/25/23	340	355
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K033	2.871%	2/25/23	279	286
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K033	3.060%	7/25/23	325	335
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K034	3.531%	7/25/23	288	304
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K035	3.458%	8/25/23	400	424
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K036	3.527%	10/25/23	325	346
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K038	2.604%	10/25/23	106	108
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K038	3.389%	3/25/24	400	419
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K039	2.683%	12/25/23	64	65
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K039	3.303%	7/25/24	225	233

[4,5] FHLMC Multifamily Structured Pass
Through Certificates K040	2.768%	4/25/24	92	93
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K040	3.241%	9/25/24	275	283
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K041	3.171%	10/25/24	275	282
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K042	2.267%	6/25/24	46	46
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K043	2.532%	10/25/23	47	47
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K043	3.062%	12/25/24	150	153
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K045	2.493%	11/25/24	119	120
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K045	3.023%	1/25/25	175	177
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K046	3.205%	3/25/25	175	180
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K047	2.827%	12/25/24	97	98
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K047	3.329%	5/25/25	175	181
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K048	3.284%	6/25/25	225	232
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K049	3.010%	7/25/25	125	126
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K050	3.334%	8/25/25	200	207
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K052	3.151%	11/25/25	125	127
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K053	2.995%	12/25/25	75	75
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K054	2.745%	1/25/26	200	198
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K056	2.525%	5/25/26	150	145
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K058	2.653%	9/25/49	100	98
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K152	3.080%	1/25/31	100	96
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K503	1.384%	1/25/19	133	132
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K503	2.456%	8/25/19	325	330
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K504	2.566%	9/25/20	100	102
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K702	3.154%	2/25/18	531	541
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K704	2.412%	8/25/18	74	75
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K706	2.323%	10/25/18	100	101
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K707	2.220%	12/25/18	150	151
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K710	1.883%	5/25/19	25	25
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K711	1.321%	12/25/18	141	141
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K711	1.730%	7/25/19	425	422
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K712	1.869%	11/25/19	200	199
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K713	2.313%	3/25/20	525	529
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K714	3.034%	10/25/20	400	414
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K716	3.130%	6/25/21	370	384
[4,5] FHLMC Multifamily Structured Pass
Through Certificates K716	2.413%	8/25/47	57	58

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[4,5] FHLMC Multifamily Structured Pass
	Through Certificates K717	2.991%	9/25/21	225	233
[4,5] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.375%	9/25/21	209	210
[4,5] FHLMC Multifamily Structured Pass
	Through Certificates K718	2.791%	1/25/22	225	230
[4,5] FHLMC Multifamily Structured Pass
	Through Certificates KW01	2.853%	1/25/26	200	200
[4,5] FHLMC Multifamily Structures Pass
	Through Certificates K715	2.856%	1/25/21	125	128
[4,5] FHLMC Multifamily Structures Pass
	Through Certificates K720	2.716%	6/25/22	150	153
[4,5] FHLMC Multifamily Structures Pass
	Through Certificates K723	2.454%	8/25/23	125	124
[5]	Fifth Third Auto Trust 2014-1	0.680%	4/16/18	2	2
[5]	Fifth Third Auto Trust 2014-1	1.140%	10/15/20	50	50
[5]	Fifth Third Auto Trust 2014-2	0.890%	11/15/18	15	15
[5]	Fifth Third Auto Trust 2015-1	1.420%	3/16/20	100	100
[5]	Ford Credit Auto Lease Trust 2015-A	1.130%	6/15/18	94	94
[5]	Ford Credit Auto Lease Trust 2015-A	1.310%	8/15/18	50	50
[5]	Ford Credit Auto Lease Trust 2015-B	1.380%	12/15/18	75	75
[5]	Ford Credit Auto Lease Trust 2015-B	1.540%	2/15/19	75	75
[5]	Ford Credit Auto Owner Trust 2013-B	0.760%	8/15/18	9	9
[5]	Ford Credit Auto Owner Trust 2013-C	1.250%	10/15/18	15	15
[5]	Ford Credit Auto Owner Trust 2014-B	0.900%	10/15/18	31	31
[5]	Ford Credit Auto Owner Trust 2015-A	1.280%	9/15/19	44	44
[5]	Ford Credit Auto Owner Trust 2015-A	1.640%	6/15/20	25	25
[5]	Ford Credit Auto Owner Trust 2015-B	1.160%	11/15/19	74	74
[5]	Ford Credit Auto Owner Trust 2015-B	1.580%	8/15/20	50	50
[5]	Ford Credit Auto Owner Trust 2015-C	1.410%	2/15/20	50	50
[5]	Ford Credit Auto Owner Trust 2015-C	1.740%	2/15/21	50	50
[5]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-1	1.200%	2/15/19	100	100
[5]	Ford Credit Floorplan Master Owner
	Trust A Series 2014-4	1.400%	8/15/19	225	225
[5]	Ford Credit Floorplan Master Owner
	Trust A Series 2016-1	1.760%	2/15/21	225	225
[5]	GE Commercial Mortgage Corp.
	Series 2007-C1 Trust	5.543%	12/10/49	130	130
[5]	GM Financial Automobile Leasing
	Trust 2015-2	1.680%	12/20/18	100	100
[5]	GM Financial Automobile Leasing
	Trust 2015-2	1.850%	7/22/19	50	50
[5]	GM Financial Automobile Leasing
	Trust 2015-3	1.690%	3/20/19	50	50
[5]	GM Financial Automobile Leasing
	Trust 2015-3	1.810%	11/20/19	50	50
[5]	GM Financial Automobile Leasing
	Trust 2016-1	1.790%	3/20/20	100	100
[5]	GM Financial Automobile Leasing
	Trust 2016-2	1.620%	9/20/19	100	100
[5]	GM Financial Automobile Leasing
	Trust 2016-3	1.610%	12/20/19	75	75
[5]	GS Mortgage Securities
	Trust 2011-GC5	3.707%	8/10/44	80	84
[5]	GS Mortgage Securities
	Trust 2012-GC6	3.482%	1/10/45	299	313
[5]	GS Mortgage Securities
	Trust 2012-GCJ7	3.377%	5/10/45	175	182
[5]	GS Mortgage Securities
	Trust 2012-GCJ9	2.773%	11/10/45	125	126
[5]	GS Mortgage Securities
	Trust 2013-GC10	2.943%	2/10/46	92	93
[5]	GS Mortgage Securities
	Trust 2013-GC10	3.279%	2/10/46	35	35
[5]	GS Mortgage Securities
	Trust 2013-GC13	4.033%	7/10/46	20	22
[5]	GS Mortgage Securities
	Trust 2013-GCJ12	3.135%	6/10/46	90	91
[5]	GS Mortgage Securities
	Trust 2013-GCJ12	3.375%	6/10/46	39	39

[5]	GS Mortgage Securities
	Trust 2013-GCJ14	2.995%	8/10/46	45	46
[5]	GS Mortgage Securities
	Trust 2013-GCJ14	3.817%	8/10/46	30	31
[5]	GS Mortgage Securities
	Trust 2013-GCJ14	4.243%	8/10/46	150	162
[5]	GS Mortgage Securities
	Trust 2014-GC22	3.467%	6/10/47	50	52
[5]	GS Mortgage Securities
	Trust 2014-GC22	3.862%	6/10/47	50	52
[5]	GS Mortgage Securities
	Trust 2014-GC24	3.931%	9/10/47	125	131
[5]	GS Mortgage Securities
	Trust 2014-GC24	4.507%	9/10/47	25	26
[5]	GS Mortgage Securities
	Trust 2014-GC26	2.902%	11/10/47	50	51
[5]	GS Mortgage Securities
	Trust 2014-GC26	3.365%	11/10/47	75	77
[5]	GS Mortgage Securities
	Trust 2014-GC26	3.629%	11/10/47	225	234
[5]	GS Mortgage Securities
	Trust 2014-GC26	3.964%	11/10/47	50	51
[5]	GS Mortgage Securities
	Trust 2014-GC26	4.215%	11/10/47	50	52
[5]	GS Mortgage Securities
	Trust 2015-GC28	3.396%	2/10/48	150	152
[5]	GS Mortgage Securities
	Trust 2015-GC30	2.726%	5/10/50	100	102
[5]	GS Mortgage Securities
	Trust 2015-GC30	3.382%	5/10/50	150	152
[5]	GS Mortgage Securities
	Trust 2015-GC32	3.513%	7/10/48	125	129
[5]	GS Mortgage Securities
	Trust 2015-GC32	3.764%	7/10/48	50	52
[5]	GS Mortgage Securities
	Trust 2015-GC34	3.278%	10/10/48	125	128
[5]	GS Mortgage Securities
	Trust 2015-GC34	3.506%	10/10/48	100	102
[5]	GS Mortgage Securities
	Trust 2016-GS2	3.050%	5/10/49	75	74
[5]	GS Mortgage Securities
	Trust 2016-GS3	2.850%	10/10/49	200	194
[5]	GS Mortgage Securities
	Trust 2016-GS4	3.442%	11/10/49	75	76
[5]	GS Mortgage Securities
	Trust 2016-GS4	3.645%	11/10/49	50	51
[5]	Honda Auto Receivables 2013-4
	Owner Trust	1.040%	2/18/20	44	44
[5]	Honda Auto Receivables 2014-1
	Owner Trust	0.670%	11/21/17	5	5
[5]	Honda Auto Receivables 2014-1
	Owner Trust	1.040%	2/21/20	36	36
[5]	Honda Auto Receivables 2014-2
	Owner Trust	0.770%	3/19/18	13	13
[5]	Honda Auto Receivables 2014-3
	Owner Trust	0.880%	6/15/18	39	39
[5]	Honda Auto Receivables 2014-3
	Owner Trust	1.310%	10/15/20	50	50
[5]	Honda Auto Receivables 2015-1
	Owner Trust	1.050%	10/15/18	73	73
[5]	Honda Auto Receivables 2015-1
	Owner Trust	1.320%	11/16/20	75	75
[5]	Honda Auto Receivables 2015-2
	Owner Trust	1.040%	2/21/19	67	67
[5]	Honda Auto Receivables 2015-2
	Owner Trust	1.470%	8/23/21	50	50
[5]	Honda Auto Receivables 2015-3
	Owner Trust	1.270%	4/18/19	100	100
[5]	Honda Auto Receivables 2015-3
	Owner Trust	1.560%	10/18/21	50	50

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[5]	Honda Auto Receivables 2015-4
	Owner Trust	1.230%	9/23/19	125	125
[5]	Huntington Auto Trust 2015-1	1.240%	9/16/19	103	103
[5]	Hyundai Auto Receivables Trust 2013-A 0.750%		9/17/18	16	16
[5]	Hyundai Auto Receivables Trust 2013-B 1.010%		2/15/19	16	16
[5]	Hyundai Auto Receivables Trust 2013-C 1.550%		3/15/19	52	52
[5]	Hyundai Auto Receivables Trust 2014-A 0.790%		7/16/18	9	9
[5]	Hyundai Auto Receivables Trust 2014-B 0.900%		12/17/18	34	34
[5]	Hyundai Auto Receivables Trust 2015-A 1.370%		7/15/20	50	50
[5]	Hyundai Auto Receivables Trust 2015-C 1.460%		2/18/20	50	50
[5]	Hyundai Auto Receivables Trust 2015-C 1.780%		11/15/21	50	50
[5]	Hyundai Auto Receivables Trust 2016-B 1.290%		4/15/21	75	74
[5]	Hyundai Auto Receivables Trust 2016-B 1.450%		11/15/22	75	74
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2006-LDP7	5.925%	4/17/45	5	5
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.794%	2/12/51	332	337
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-CIBC20	5.955%	2/12/51	75	77
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2007-LDP11	5.753%	6/15/49	245	246
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C6	3.507%	5/15/45	225	235
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-C8	2.829%	10/15/45	150	152
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2012-CIBX	3.483%	6/15/45	176	182
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C10	3.143%	12/15/47	52	53
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C10	3.372%	12/15/47	39	40
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-C16	4.166%	12/15/46	100	107
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2013-LC11	2.960%	4/15/46	208	208
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2014-C20	2.872%	7/15/47	50	51
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP3	2.870%	8/15/49	250	242
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.648%	12/15/49	100	102
[5]	JP Morgan Chase Commercial Mortgage
	Securities Trust 2016-JP4	3.870%	12/15/49	75	77
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	3.664%	7/15/45	39	41
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C12	4.025%	7/15/45	26	27
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	3.761%	8/15/46	40	42
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.133%	8/15/46	100	107
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C14	4.409%	8/15/46	30	32
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	2.977%	11/15/45	67	68
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	3.659%	11/15/45	10	10
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.131%	11/15/45	65	70
[5]	JPMBB Commercial Mortgage
	Securities Trust 2013-C15	4.420%	11/15/45	35	37
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.079%	2/15/47	127	135
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.439%	2/15/47	25	27
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C18	4.814%	2/15/47	30	33
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.046%	4/15/47	50	51
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.669%	4/15/47	50	52

[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	3.997%	4/15/47	95	101
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C19	4.243%	4/15/47	50	53
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.428%	8/15/47	30	31
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C21	3.775%	8/15/47	25	26
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	3.801%	9/15/47	175	182
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C22	4.110%	9/15/47	50	52
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	3.934%	9/15/47	85	90
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C23	4.202%	9/15/47	50	52
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	2.940%	11/15/47	50	51
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.639%	11/15/47	50	52
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C24	3.914%	11/15/47	75	77
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	3.672%	11/15/47	200	208
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C25	4.065%	11/15/47	50	52
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.019%	1/15/48	125	128
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.494%	1/15/48	175	179
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.800%	1/15/48	50	51
[5]	JPMBB Commercial Mortgage
	Securities Trust 2014-C26	3.951%	1/15/48	50	51
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	2.734%	2/15/48	100	102
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.017%	2/15/48	110	112
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C27	3.179%	2/15/48	59	59
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	2.773%	10/15/48	125	127
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.227%	10/15/48	125	125
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C28	3.532%	10/15/48	50	50
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	2.921%	5/15/48	100	102
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.304%	5/15/48	57	59
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C29	3.611%	5/15/48	100	103
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.559%	7/15/48	125	130
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	3.822%	7/15/48	100	104
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C30	4.226%	7/15/48	50	52
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.540%	8/15/48	53	55
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C31	3.801%	8/15/48	57	59
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.358%	11/15/48	125	129
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C32	3.598%	11/15/48	125	128
[5]	JPMBB Commercial Mortgage
	Securities Trust 2015-C33	3.770%	12/15/48	82	85
[5]	JPMBB Commercial Mortgage
	Securities Trust 2016-C1	3.316%	3/15/49	75	77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[5]	JPMCC Commercial Mortgage
	Securities Trust 2015-JP1	3.914%	1/15/49	75	78
[5]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.144%	6/15/49	75	75
[5]	JPMDB Commercial Mortgage
	Securities Trust 2016-C2	3.484%	6/15/49	50	50
[5]	LB-UBS Commercial Mortgage
	Trust 2007-C2	5.430%	2/15/40	64	64
[5]	LB-UBS Commercial Mortgage
	Trust 2007-C7	5.866%	9/15/45	496	509
[5]	LB-UBS Commercial Mortgage
	Trust 2008-C1	6.113%	4/15/41	151	157
[5]	Mercedes-Benz Auto Lease
	Trust 2015-A	1.210%	10/15/20	175	175
[5]	Mercedes-Benz Auto Lease
	Trust 2015-B	1.340%	7/16/18	50	50
[5]	Mercedes-Benz Auto Lease
	Trust 2015-B	1.530%	5/17/21	50	50
[5]	Mercedes-Benz Auto Receivables
	Trust 2014-1	0.870%	10/15/18	19	19
[5]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.340%	12/16/19	50	50
[5]	Mercedes-Benz Auto Receivables
	Trust 2015-1	1.750%	12/15/21	25	25
[5]	Merrill Lynch Mortgage Trust 2007-C1	5.826%	6/12/50	698	706
[5]	Merrill Lynch Mortgage Trust 2008-C1	5.690%	2/12/51	325	331
[5]	ML-CFC Commercial Mortgage
	Trust 2007-7	5.733%	6/12/50	116	117
[5]	ML-CFC Commercial Mortgage
	Trust 2007-9	5.700%	9/12/49	96	98
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2012-C5	3.176%	8/15/45	100	103
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.170%	8/15/46	40	43
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C11	4.370%	8/15/46	20	21
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	3.001%	10/15/46	50	51
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C12	4.259%	10/15/46	100	108
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	2.918%	2/15/46	68	69
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C7	3.214%	2/15/46	14	14
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.134%	12/15/48	100	102
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C8	3.376%	12/15/48	50	51
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.102%	5/15/46	50	51
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2013-C9	3.456%	5/15/46	50	51
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	1.250%	2/15/47	51	51
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	2.916%	2/15/47	100	102
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	3.669%	2/15/47	110	115
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.064%	2/15/47	100	106
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C14	4.640%	2/15/47	100	108
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.477%	6/15/47	25	26
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	3.892%	6/15/47	100	105
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C16	4.323%	6/15/47	50	53
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	3.194%	10/15/47	100	103

[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C18	4.443%	10/15/47	50	53
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.101%	12/15/47	125	128
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.326%	12/15/47	50	52
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2014-C19	3.526%	12/15/47	75	77
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.069%	2/15/48	50	50
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C20	3.249%	2/15/48	200	200
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.040%	4/15/48	100	102
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.306%	4/15/48	75	75
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C22	3.883%	4/15/48	50	50
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	2.982%	7/15/50	75	77
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.398%	7/15/50	50	52
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C23	3.719%	7/15/50	125	129
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.383%	10/15/48	125	128
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C25	3.635%	10/15/48	75	77
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.323%	10/15/48	75	78
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C26	3.531%	10/15/48	75	77
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.557%	12/15/47	50	52
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2015-C27	3.753%	12/15/47	75	78
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.288%	1/15/49	100	102
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C28	3.544%	1/15/49	225	229
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C30	2.860%	9/15/49	200	192
[5]	Morgan Stanley Bank of America
	Merrill Lynch Trust 2016-C31	3.102%	11/15/49	250	244
[5]	Morgan Stanley Capital I
	Trust 2006-HQ9	5.793%	7/12/44	2	2
[5]	Morgan Stanley Capital I
	Trust 2007-IQ14	5.692%	4/15/49	311	312
[5]	Morgan Stanley Capital I
	Trust 2007-IQ15	5.902%	6/11/49	178	181
[5]	Morgan Stanley Capital I
	Trust 2007-IQ16	5.809%	12/12/49	466	474
[5]	Morgan Stanley Capital I
	Trust 2007-IQ16	6.053%	12/12/49	125	128
[5]	Morgan Stanley Capital I
	Trust 2007-TOP25	5.544%	11/12/49	28	28
[5]	Morgan Stanley Capital I
	Trust 2007-TOP27	5.643%	6/11/42	271	274
[5]	Morgan Stanley Capital I
	Trust 2008-TOP29	6.275%	1/11/43	379	393
[5]	Morgan Stanley Capital I
	Trust 2012-C4	3.244%	3/15/45	350	361
[5]	Morgan Stanley Capital I
	Trust 2012-C4	3.773%	3/15/45	75	77
[5]	Morgan Stanley Capital I
	Trust 2015-UBS8	3.809%	12/15/48	75	78
[5]	Morgan Stanley Capital I
	Trust 2016-BNK2	3.049%	11/15/49	100	98
[5]	Morgan Stanley Capital I
	Trust 2016-BNK2	3.282%	11/15/49	83	81

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[5]	Morgan Stanley Capital I
	Trust 2016-UB11	2.782%	8/15/49	200	192
[5]	Morgan Stanley Capital I
	Trust 2016-UB12	3.596%	12/15/49	200	203
[5]	Nissan Auto Lease Trust 2014-B	1.120%	9/15/17	15	15
[5]	Nissan Auto Lease Trust 2015-B	1.540%	4/16/18	100	100
[5]	Nissan Auto Lease Trust 2015-B	1.700%	4/15/21	50	50
[5]	Nissan Auto Lease Trust 2016-B	1.610%	1/18/22	100	100
[5]	Nissan Auto Receivables 2013-A
	Owner Trust	0.750%	7/15/19	73	73
[5]	Nissan Auto Receivables 2013-B
	Owner Trust	1.310%	10/15/19	32	32
[5]	Nissan Auto Receivables 2013-C
	Owner Trust	0.670%	8/15/18	7	7
[5]	Nissan Auto Receivables 2013-C
	Owner Trust	1.300%	6/15/20	25	25
[5]	Nissan Auto Receivables 2014-A
	Owner Trust	0.720%	8/15/18	11	11
[5]	Nissan Auto Receivables 2014-A
	Owner Trust	1.340%	8/17/20	75	75
[5]	Nissan Auto Receivables 2014-B
	Owner Trust	1.110%	5/15/19	33	33
[5]	Nissan Auto Receivables 2015-B
	Owner Trust	1.050%	10/15/19	85	85
[5]	Nissan Auto Receivables 2015-B
	Owner Trust	1.340%	3/16/20	75	75
[5]	Nissan Auto Receivables 2015-B
	Owner Trust	1.790%	1/17/22	50	50
[5]	Nissan Auto Receivables 2015-C
	Owner Trust	1.370%	5/15/20	50	50
[5]	Nissan Auto Receivables 2015-C
	Owner Trust	1.670%	2/15/22	75	74
[5]	Nissan Auto Receivables 2016-C
	Owner Trust	1.180%	1/15/21	100	99
[5]	Nissan Auto Receivables 2016-C
	Owner Trust	1.380%	1/17/23	75	73
[5]	Nissan Master Owner Trust
	Receivables Series 2016-A	1.540%	6/15/21	100	99
	Royal Bank of Canada	2.200%	9/23/19	225	226
[5]	Royal Bank of Canada	2.000%	10/1/19	400	401
	Royal Bank of Canada	2.100%	10/14/20	800	796
[5]	Royal Bank of Canada	1.875%	2/5/21	400	397
	Royal Bank of Canada	2.300%	3/22/21	175	174
[5]	Synchrony Capital Credit Card Master
	Note Trust Series 2012-7	1.760%	9/15/22	148	147
[5]	Synchrony Credit Card Master
	Note Trust 2014-1	1.610%	11/15/20	100	100
[5]	Synchrony Credit Card Master
	Note Trust 2016-2	2.210%	5/15/24	98	97
[5]	Synchrony Credit Card Master
	Note Trust 2016-3	1.580%	9/15/22	150	148
[5]	TIAA Seasoned Commercial Mortgage
	Trust 2007-C4	5.474%	8/15/39	13	13
[8]	Toronto-Dominion Bank	2.250%	3/15/21	250	249
[5]	Toyota Auto Receivables 2014-A
	Owner Trust	1.180%	6/17/19	25	25
[5]	Toyota Auto Receivables 2014-B
	Owner Trust	0.760%	3/15/18	13	13
[5]	Toyota Auto Receivables 2014-B
	Owner Trust	1.310%	9/16/19	25	25
[5]	Toyota Auto Receivables 2015-B
	Owner Trust	1.270%	5/15/19	175	175
[5]	Toyota Auto Receivables 2015-B
	Owner Trust	1.740%	9/15/20	125	125
[5]	Toyota Auto Receivables 2015-C
	Owner Trust	1.340%	6/17/19	100	100
[5]	Toyota Auto Receivables 2015-C
	Owner Trust	1.690%	12/15/20	75	75
[5]	Toyota Auto Receivables 2016-B
	Owner Trust	1.300%	4/15/20	50	50

[5]	Toyota Auto Receivables 2016-B
	Owner Trust	1.520%	8/16/21	75	74
[5]	Toyota Auto Receivables 2016-C
	Owner Trust	1.140%	8/17/20	75	74
[5]	Toyota Auto Receivables 2016-C
	Owner Trust	1.320%	11/15/21	50	49
[5]	UBS-Barclays Commercial Mortgage
	Trust 2013-C5	3.185%	3/10/46	104	106
[5]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.244%	4/10/46	165	168
[5]	UBS-Barclays Commercial Mortgage
	Trust 2013-C6	3.469%	4/10/46	25	25
[5]	USAA Auto Owner Trust 2014-1	0.940%	5/15/19	19	19
[5]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	0.910%	10/22/18	32	32
[5]	Volkswagen Auto Loan Enhanced
	Trust 2014-1	1.450%	9/21/20	50	50
[5]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	0.950%	4/22/19	104	104
[5]	Volkswagen Auto Loan Enhanced
	Trust 2014-2	1.390%	5/20/21	75	75
[5]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C30	5.342%	12/15/43	39	39
[5]	Wachovia Bank Commercial Mortgage
	Trust Series 2007-C33	5.969%	2/15/51	81	81
[5]	Wells Fargo Commercial Mortgage
	Trust 2012-LC5	2.918%	10/15/45	70	71
[5]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	2.819%	8/15/50	50	51
[5]	Wells Fargo Commercial Mortgage
	Trust 2014-LC16	3.817%	8/15/50	75	78
[5]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	2.954%	12/15/47	100	102
[5]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.271%	12/15/47	75	77
[5]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.405%	12/15/47	125	127
[5]	Wells Fargo Commercial Mortgage
	Trust 2014-LC18	3.808%	12/15/47	75	77
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	2.991%	2/15/48	125	126
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.166%	2/15/48	75	75
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C26	3.580%	2/15/48	50	51
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C27	3.190%	2/15/48	275	276
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.540%	5/15/48	175	179
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C28	3.872%	5/15/48	31	32
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.400%	6/15/48	125	128
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-C29	3.637%	6/15/48	175	180
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	2.978%	4/15/50	29	29
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.184%	4/15/50	225	224
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-LC20	3.719%	4/15/50	50	51
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.571%	9/15/58	50	52
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	3.839%	9/15/58	75	78
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-LC22	4.207%	9/15/58	75	80
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.632%	5/15/48	50	51
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	2.934%	5/15/48	50	51

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-NXS1	3.148%	5/15/48	50	50
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.656%	12/15/48	100	104
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-P2	3.809%	12/15/48	50	52
[5]	Wells Fargo Commercial Mortgage
	Trust 2015-SG1	3.789%	12/15/47	100	104
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-BNK1	2.652%	8/15/49	150	143
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.324%	1/15/59	58	59
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-C32	3.560%	1/15/59	125	128
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-C33	3.426%	3/15/59	50	51
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-C34	3.096%	6/15/49	75	73
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-C37	3.794%	12/15/49	100	104
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.825%	10/15/49	100	99
[5]	Wells Fargo Commercial Mortgage
	Trust 2016-LC24	2.942%	10/15/49	162	157
[5]	WFRBS Commercial Mortgage
	Trust 2012-C6	3.440%	4/15/45	175	183
[5]	WFRBS Commercial Mortgage
	Trust 2012-C7	3.431%	6/15/45	125	130
[5]	WFRBS Commercial Mortgage
	Trust 2012-C7	4.090%	6/15/45	100	105
[5]	WFRBS Commercial Mortgage
	Trust 2012-C8	3.001%	8/15/45	75	77
[5]	WFRBS Commercial Mortgage
	Trust 2012-C9	2.870%	11/15/45	140	142
[5]	WFRBS Commercial Mortgage
	Trust 2013-C11	3.071%	3/15/45	94	96
[5]	WFRBS Commercial Mortgage
	Trust 2013-C12	3.198%	3/15/48	39	40
[5]	WFRBS Commercial Mortgage
	Trust 2013-C12	3.560%	3/15/48	18	18
[5]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.001%	5/15/45	76	77
[5]	WFRBS Commercial Mortgage
	Trust 2013-C13	3.345%	5/15/45	15	15
[5]	WFRBS Commercial Mortgage
	Trust 2013-C14	3.337%	6/15/46	150	154
[5]	WFRBS Commercial Mortgage
	Trust 2013-C14	3.488%	6/15/46	75	77
[5]	WFRBS Commercial Mortgage
	Trust 2013-C15	3.720%	8/15/46	20	21
[5]	WFRBS Commercial Mortgage
	Trust 2013-C15	4.153%	8/15/46	100	107
[5]	WFRBS Commercial Mortgage
	Trust 2013-C15	4.358%	8/15/46	20	22
[5]	WFRBS Commercial Mortgage
	Trust 2013-C16	3.223%	9/15/46	50	51
[5]	WFRBS Commercial Mortgage
	Trust 2013-C16	3.963%	9/15/46	30	32
[5]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.415%	9/15/46	30	33
[5]	WFRBS Commercial Mortgage
	Trust 2013-C16	4.668%	9/15/46	50	55
[5]	WFRBS Commercial Mortgage
	Trust 2013-C17	2.921%	12/15/46	25	25
[5]	WFRBS Commercial Mortgage
	Trust 2013-C17	3.558%	12/15/46	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.023%	12/15/46	25	27

[5]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.255%	12/15/46	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2013-C17	4.788%	12/15/46	25	27
[5]	WFRBS Commercial Mortgage
	Trust 2014-C19	1.233%	3/15/47	13	13
[5]	WFRBS Commercial Mortgage
	Trust 2014-C19	3.618%	3/15/47	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C19	3.660%	3/15/47	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.101%	3/15/47	50	53
[5]	WFRBS Commercial Mortgage
	Trust 2014-C19	4.723%	3/15/47	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.036%	5/15/47	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.638%	5/15/47	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C20	3.995%	5/15/47	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C20	4.176%	5/15/47	25	27
[5]	WFRBS Commercial Mortgage
	Trust 2014-C21	3.678%	8/15/47	75	78
[5]	WFRBS Commercial Mortgage
	Trust 2014-C22	3.752%	9/15/57	150	156
[5]	WFRBS Commercial Mortgage
	Trust 2014-C22	4.371%	9/15/57	25	26
[5]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.636%	10/15/57	76	79
[5]	WFRBS Commercial Mortgage
	Trust 2014-C23	3.917%	10/15/57	50	53
[5]	WFRBS Commercial Mortgage
	Trust 2014-C24	3.428%	11/15/47	65	66
[5]	WFRBS Commercial Mortgage
	Trust 2014-C24	3.607%	11/15/47	65	67
[5]	WFRBS Commercial Mortgage
	Trust 2014-LC14	1.193%	3/15/47	22	22
[5]	WFRBS Commercial Mortgage
	Trust 2014-LC14	2.862%	3/15/47	25	25
[5]	WFRBS Commercial Mortgage
	Trust 2014-LC14	3.522%	3/15/47	60	62
[5]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.045%	3/15/47	140	149
[5]	WFRBS Commercial Mortgage
	Trust 2014-LC14	4.351%	3/15/47	60	64
[5]	World Omni Auto Receivables
	Trust 2013-B	0.830%	8/15/18	4	4
[5]	World Omni Auto Receivables
	Trust 2013-B	1.320%	1/15/20	25	25
[5]	World Omni Auto Receivables
	Trust 2014-A	0.940%	4/15/19	17	17
[5]	World Omni Auto Receivables
	Trust 2014-A	1.530%	6/15/20	50	50
[5]	World Omni Auto Receivables
	Trust 2014-B	1.140%	1/15/20	52	52
[5]	World Omni Auto Receivables
	Trust 2015-B	1.490%	12/15/20	50	50
[5]	World Omni Auto Receivables
	Trust 2015-B	1.840%	1/17/22	50	50
[5]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.160%	9/15/17	21	21
[5]	World Omni Automobile Lease
	Securitization Trust 2014-A	1.370%	1/15/20	25	25
[5]	World Omni Automobile Lease
	Securitization Trust 2015-A	1.540%	10/15/18	100	100
Total Asset-Backed/Commercial Mortgage-Backed Securities
(Cost $85,129)					85,367

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Corporate Bonds (28.2%)
Finance (8.9%)
Banking (6.3%)
American Express Co.	7.000%	3/19/18	650	691
American Express Co.	3.625%	12/5/24	150	151
American Express Co.	4.050%	12/3/42	67	65
American Express Credit Corp.	2.250%	8/15/19	1,000	1,005
American Express Credit Corp.	2.375%	5/26/20	330	331
American Express Credit Corp.	2.600%	9/14/20	300	302
American Express Credit Corp.	2.250%	5/5/21	275	272
Australia & New Zealand Banking
Group Ltd.	1.250%	1/10/17	240	240
Australia & New Zealand Banking
Group Ltd.	2.000%	11/16/18	300	301
Australia & New Zealand Banking
Group Ltd.	1.600%	7/15/19	425	419
Australia & New Zealand Banking
Group Ltd.	2.050%	9/23/19	250	249
Australia & New Zealand Banking
Group Ltd.	2.700%	11/16/20	300	301
Australia & New Zealand Banking
Group Ltd.	2.300%	6/1/21	325	320
Australia & New Zealand Banking
Group Ltd.	2.550%	11/23/21	250	248
Australia & New Zealand Banking
Group Ltd.	3.700%	11/16/25	250	259
Banco Bilbao Vizcaya Argentaria SA	3.000%	10/20/20	250	251
Bank of America Corp.	6.000%	9/1/17	1	1
Bank of America Corp.	2.000%	1/11/18	475	476
Bank of America Corp.	6.875%	4/25/18	1,875	1,991
Bank of America Corp.	5.650%	5/1/18	900	945
Bank of America Corp.	6.500%	7/15/18	75	80
Bank of America Corp.	2.600%	1/15/19	1,188	1,198
Bank of America Corp.	2.650%	4/1/19	400	404
Bank of America Corp.	7.625%	6/1/19	300	337
Bank of America Corp.	2.250%	4/21/20	500	496
Bank of America Corp.	5.625%	7/1/20	350	385
Bank of America Corp.	2.625%	10/19/20	575	574
Bank of America Corp.	2.625%	4/19/21	950	942
Bank of America Corp.	5.700%	1/24/22	125	140
Bank of America Corp.	2.503%	10/21/22	300	290
Bank of America Corp.	3.300%	1/11/23	650	650
Bank of America Corp.	4.100%	7/24/23	300	313
Bank of America Corp.	4.125%	1/22/24	325	336
Bank of America Corp.	4.000%	4/1/24	725	746
Bank of America Corp.	4.200%	8/26/24	475	483
Bank of America Corp.	4.000%	1/22/25	455	454
Bank of America Corp.	3.950%	4/21/25	500	495
Bank of America Corp.	3.875%	8/1/25	800	813
Bank of America Corp.	4.450%	3/3/26	200	205
Bank of America Corp.	3.500%	4/19/26	125	123
Bank of America Corp.	4.250%	10/22/26	350	352
Bank of America Corp.	3.248%	10/21/27	400	381
Bank of America Corp.	6.110%	1/29/37	435	508
Bank of America Corp.	7.750%	5/14/38	240	331
Bank of America Corp.	5.875%	2/7/42	200	241
Bank of America Corp.	5.000%	1/21/44	600	651
Bank of America Corp.	4.875%	4/1/44	300	324
Bank of America Corp.	4.750%	4/21/45	100	101
Bank of America NA	1.750%	6/5/18	300	300
Bank of America NA	2.050%	12/7/18	250	251
Bank of America NA	6.000%	10/15/36	250	301
Bank of Montreal	1.400%	4/10/18	250	249
Bank of Montreal	1.800%	7/31/18	250	250
Bank of Montreal	1.350%	8/28/18	100	99
Bank of Montreal	2.375%	1/25/19	150	151
Bank of Montreal	1.500%	7/18/19	400	395
Bank of Montreal	2.100%	12/12/19	175	175
Bank of Montreal	1.900%	8/27/21	325	315
Bank of Montreal	2.550%	11/6/22	150	148
Bank of New York Mellon Corp.	1.300%	1/25/18	125	125

Bank of New York Mellon Corp.	2.100%	1/15/19	250	251
Bank of New York Mellon Corp.	2.200%	5/15/19	275	276
Bank of New York Mellon Corp.	5.450%	5/15/19	200	215
Bank of New York Mellon Corp.	2.300%	9/11/19	500	504
Bank of New York Mellon Corp.	2.600%	8/17/20	175	176
Bank of New York Mellon Corp.	2.450%	11/27/20	150	149
Bank of New York Mellon Corp.	2.050%	5/3/21	250	244
Bank of New York Mellon Corp.	3.550%	9/23/21	300	313
Bank of New York Mellon Corp.	2.200%	8/16/23	225	214
Bank of New York Mellon Corp.	3.250%	9/11/24	150	150
Bank of New York Mellon Corp.	3.000%	2/24/25	250	245
Bank of New York Mellon Corp.	2.800%	5/4/26	200	192
Bank of New York Mellon Corp.	2.450%	8/17/26	125	116
Bank of New York Mellon Corp.	3.000%	10/30/28	200	189
Bank of Nova Scotia	1.700%	6/11/18	200	200
Bank of Nova Scotia	2.050%	10/30/18	450	452
Bank of Nova Scotia	1.950%	1/15/19	175	175
Bank of Nova Scotia	2.350%	10/21/20	1,000	993
Bank of Nova Scotia	2.450%	3/22/21	230	228
Bank of Nova Scotia	2.800%	7/21/21	420	422
Bank of Nova Scotia	4.500%	12/16/25	300	308
Barclays plc	2.000%	3/16/18	250	250
Barclays plc	2.750%	11/8/19	100	100
Barclays plc	2.875%	6/8/20	250	248
Barclays plc	3.250%	1/12/21	300	300
Barclays plc	3.200%	8/10/21	150	148
Barclays plc	4.375%	9/11/24	200	197
Barclays plc	3.650%	3/16/25	350	339
Barclays plc	4.375%	1/12/26	300	304
Barclays plc	5.200%	5/12/26	225	229
Barclays plc	5.250%	8/17/45	250	269
BB&T Corp.	2.150%	3/22/17	175	175
BB&T Corp.	1.450%	1/12/18	250	250
BB&T Corp.	6.850%	4/30/19	400	442
BB&T Corp.	5.250%	11/1/19	100	108
BB&T Corp.	2.450%	1/15/20	130	131
BB&T Corp.	2.050%	5/10/21	225	221
Bear Stearns Cos. LLC	5.550%	1/22/17	150	150
Bear Stearns Cos. LLC	7.250%	2/1/18	525	555
Bear Stearns Cos. LLC	4.650%	7/2/18	340	354
BNP Paribas SA	2.700%	8/20/18	275	279
BNP Paribas SA	2.400%	12/12/18	225	227
BNP Paribas SA	2.450%	3/17/19	75	75
BNP Paribas SA	2.375%	5/21/20	375	372
BNP Paribas SA	5.000%	1/15/21	475	516
BPCE SA	2.500%	12/10/18	175	177
BPCE SA	2.500%	7/15/19	250	251
BPCE SA	2.250%	1/27/20	125	124
BPCE SA	2.650%	2/3/21	275	275
BPCE SA	2.750%	12/2/21	250	248
BPCE SA	4.000%	4/15/24	325	337
BPCE SA	3.375%	12/2/26	250	246
Branch Banking & Trust Co.	1.450%	5/10/19	175	173
Branch Banking & Trust Co.	3.625%	9/16/25	500	507
Canadian Imperial Bank of Commerce	1.600%	9/6/19	175	173
Capital One Bank USA NA	2.150%	11/21/18	100	100
Capital One Bank USA NA	2.300%	6/5/19	400	401
Capital One Bank USA NA	8.800%	7/15/19	350	401
Capital One Bank USA NA	3.375%	2/15/23	235	232
Capital One Financial Corp.	2.450%	4/24/19	200	201
Capital One Financial Corp.	4.750%	7/15/21	50	54
Capital One Financial Corp.	3.500%	6/15/23	27	27
Capital One Financial Corp.	3.750%	4/24/24	175	177
Capital One Financial Corp.	4.200%	10/29/25	175	175
Capital One Financial Corp.	3.750%	7/28/26	500	484
Capital One NA	1.650%	2/5/18	400	399
Capital One NA	2.400%	9/5/19	100	100
Capital One NA	1.850%	9/13/19	225	222
Capital One NA	2.250%	9/13/21	175	171
[5,8] Citicorp Lease Pass-Through
Trust 1999-1	8.040%	12/15/19	500	574

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Citigroup Inc.	1.800%	2/5/18	225	225
Citigroup Inc.	6.125%	5/15/18	314	331
Citigroup Inc.	2.150%	7/30/18	400	401
Citigroup Inc.	2.500%	9/26/18	675	681
Citigroup Inc.	2.050%	12/7/18	500	500
Citigroup Inc.	2.550%	4/8/19	800	807
Citigroup Inc.	2.050%	6/7/19	175	174
Citigroup Inc.	2.400%	2/18/20	325	324
Citigroup Inc.	5.375%	8/9/20	50	54
Citigroup Inc.	2.700%	3/30/21	675	673
Citigroup Inc.	2.350%	8/2/21	350	342
Citigroup Inc.	4.500%	1/14/22	375	400
Citigroup Inc.	3.375%	3/1/23	150	151
Citigroup Inc.	3.500%	5/15/23	550	547
Citigroup Inc.	3.875%	10/25/23	350	360
Citigroup Inc.	4.000%	8/5/24	200	200
Citigroup Inc.	3.875%	3/26/25	350	347
Citigroup Inc.	3.300%	4/27/25	250	245
Citigroup Inc.	4.400%	6/10/25	1,400	1,425
Citigroup Inc.	5.500%	9/13/25	75	82
Citigroup Inc.	4.600%	3/9/26	275	283
Citigroup Inc.	3.200%	10/21/26	350	333
Citigroup Inc.	4.300%	11/20/26	75	76
Citigroup Inc.	4.450%	9/29/27	1,000	1,017
Citigroup Inc.	4.125%	7/25/28	250	246
Citigroup Inc.	6.625%	6/15/32	100	121
Citigroup Inc.	6.125%	8/25/36	75	87
Citigroup Inc.	8.125%	7/15/39	562	831
Citigroup Inc.	5.875%	1/30/42	100	118
Citigroup Inc.	5.300%	5/6/44	375	401
Citigroup Inc.	4.650%	7/30/45	200	210
Citizens Bank NA	1.600%	12/4/17	100	100
Citizens Bank NA	2.300%	12/3/18	125	126
Citizens Bank NA	2.450%	12/4/19	100	100
Citizens Bank NA	2.550%	5/13/21	200	199
Citizens Financial Group Inc.	4.300%	12/3/25	125	127
Comerica Bank	4.000%	7/27/25	50	50
Commonwealth Bank of Australia	1.625%	3/12/18	750	749
Commonwealth Bank of Australia	1.750%	11/2/18	175	175
Commonwealth Bank of Australia	2.050%	3/15/19	125	125
Commonwealth Bank of Australia	2.300%	9/6/19	100	100
Commonwealth Bank of Australia	2.400%	11/2/20	350	348
Commonwealth Bank of Australia	2.550%	3/15/21	175	174
Compass Bank	1.850%	9/29/17	100	100
Compass Bank	2.750%	9/29/19	100	99
Cooperatieve Rabobank UA	1.700%	3/19/18	325	325
Cooperatieve Rabobank UA	2.250%	1/14/19	500	502
Cooperatieve Rabobank UA	2.250%	1/14/20	750	747
Cooperatieve Rabobank UA	4.500%	1/11/21	150	161
Cooperatieve Rabobank UA	2.500%	1/19/21	600	599
Cooperatieve Rabobank UA	3.875%	2/8/22	525	553
Cooperatieve Rabobank UA	3.950%	11/9/22	125	128
Cooperatieve Rabobank UA	4.625%	12/1/23	175	184
Cooperatieve Rabobank UA	3.375%	5/21/25	275	278
Cooperatieve Rabobank UA	4.375%	8/4/25	600	614
Cooperatieve Rabobank UA	3.750%	7/21/26	225	220
Cooperatieve Rabobank UA	5.250%	5/24/41	100	117
Cooperatieve Rabobank UA	5.750%	12/1/43	250	289
Cooperatieve Rabobank UA	5.250%	8/4/45	350	380
Credit Suisse AG	6.000%	2/15/18	100	104
Credit Suisse AG	1.700%	4/27/18	350	349
Credit Suisse AG	2.300%	5/28/19	400	401
Credit Suisse AG	5.300%	8/13/19	175	188
Credit Suisse AG	5.400%	1/14/20	325	348
Credit Suisse AG	3.000%	10/29/21	600	605
Credit Suisse AG	3.625%	9/9/24	650	655
Credit Suisse Group Funding
Guernsey Ltd.	2.750%	3/26/20	250	248
Credit Suisse Group Funding
Guernsey Ltd.	3.125%	12/10/20	250	249

	Credit Suisse Group Funding
	Guernsey Ltd.	3.450%	4/16/21	275	278
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	9/15/22	300	302
	Credit Suisse Group Funding
	Guernsey Ltd.	3.800%	6/9/23	550	545
	Credit Suisse Group Funding
	Guernsey Ltd.	3.750%	3/26/25	250	244
	Credit Suisse Group Funding
	Guernsey Ltd.	4.875%	5/15/45	375	384
	Deutsche Bank AG	1.875%	2/13/18	250	248
	Deutsche Bank AG	2.500%	2/13/19	125	124
	Deutsche Bank AG	2.850%	5/10/19	200	199
	Deutsche Bank AG	2.950%	8/20/20	100	98
	Deutsche Bank AG	3.125%	1/13/21	100	98
	Deutsche Bank AG	3.375%	5/12/21	175	173
[8]	Deutsche Bank AG	4.250%	10/14/21	700	702
	Deutsche Bank AG	3.700%	5/30/24	225	218
	Deutsche Bank AG	4.100%	1/13/26	100	98
	Discover Bank	3.200%	8/9/21	100	101
	Discover Bank	4.200%	8/8/23	300	311
	Discover Bank	3.450%	7/27/26	100	97
	Discover Financial Services	3.850%	11/21/22	200	202
	Discover Financial Services	3.950%	11/6/24	375	372
	Discover Financial Services	3.750%	3/4/25	100	97
	Fifth Third Bancorp	3.500%	3/15/22	125	128
	Fifth Third Bancorp	4.300%	1/16/24	275	283
	Fifth Third Bancorp	8.250%	3/1/38	225	315
	Fifth Third Bank	2.150%	8/20/18	575	579
	Fifth Third Bank	2.300%	3/15/19	250	251
	Fifth Third Bank	1.625%	9/27/19	125	123
	Fifth Third Bank	2.250%	6/14/21	300	296
	Fifth Third Bank	3.850%	3/15/26	200	201
	First Horizon National Corp.	3.500%	12/15/20	100	101
	First Niagara Financial Group Inc.	6.750%	3/19/20	50	56
	First Republic Bank	4.375%	8/1/46	75	68
	FirstMerit Bank NA	4.270%	11/25/26	150	150
	FirstMerit Corp.	4.350%	2/4/23	50	50
	Goldman Sachs Capital I	6.345%	2/15/34	225	266
	Goldman Sachs Group Inc.	5.950%	1/18/18	825	860
	Goldman Sachs Group Inc.	2.375%	1/22/18	450	452
	Goldman Sachs Group Inc.	6.150%	4/1/18	200	210
	Goldman Sachs Group Inc.	2.900%	7/19/18	575	583
	Goldman Sachs Group Inc.	2.625%	1/31/19	450	455
	Goldman Sachs Group Inc.	7.500%	2/15/19	75	83
	Goldman Sachs Group Inc.	2.550%	10/23/19	450	453
	Goldman Sachs Group Inc.	2.300%	12/13/19	600	599
	Goldman Sachs Group Inc.	5.375%	3/15/20	475	514
	Goldman Sachs Group Inc.	2.600%	4/23/20	775	774
	Goldman Sachs Group Inc.	6.000%	6/15/20	480	532
	Goldman Sachs Group Inc.	2.750%	9/15/20	275	276
	Goldman Sachs Group Inc.	2.875%	2/25/21	500	502
	Goldman Sachs Group Inc.	2.625%	4/25/21	200	198
	Goldman Sachs Group Inc.	5.250%	7/27/21	475	520
	Goldman Sachs Group Inc.	2.350%	11/15/21	500	485
	Goldman Sachs Group Inc.	5.750%	1/24/22	1,175	1,313
	Goldman Sachs Group Inc.	3.625%	1/22/23	375	382
	Goldman Sachs Group Inc.	4.000%	3/3/24	525	542
	Goldman Sachs Group Inc.	3.850%	7/8/24	175	178
	Goldman Sachs Group Inc.	3.500%	1/23/25	450	443
	Goldman Sachs Group Inc.	4.250%	10/21/25	200	203
	Goldman Sachs Group Inc.	3.750%	2/25/26	200	200
	Goldman Sachs Group Inc.	3.500%	11/16/26	1,250	1,224
	Goldman Sachs Group Inc.	5.950%	1/15/27	400	455
	Goldman Sachs Group Inc.	6.125%	2/15/33	125	151
	Goldman Sachs Group Inc.	6.450%	5/1/36	225	266
	Goldman Sachs Group Inc.	6.750%	10/1/37	975	1,195
	Goldman Sachs Group Inc.	6.250%	2/1/41	675	836
	Goldman Sachs Group Inc.	4.800%	7/8/44	250	262
	Goldman Sachs Group Inc.	5.150%	5/22/45	850	890
	Goldman Sachs Group Inc.	4.750%	10/21/45	200	210

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
HSBC Bank USA NA	4.875%	8/24/20	250	265
HSBC Bank USA NA	5.625%	8/15/35	250	282
HSBC Bank USA NA	7.000%	1/15/39	250	329
HSBC Holdings plc	3.400%	3/8/21	375	381
HSBC Holdings plc	5.100%	4/5/21	625	676
HSBC Holdings plc	2.950%	5/25/21	600	598
HSBC Holdings plc	2.650%	1/5/22	500	489
HSBC Holdings plc	4.875%	1/14/22	225	242
HSBC Holdings plc	4.000%	3/30/22	225	233
HSBC Holdings plc	3.600%	5/25/23	200	201
HSBC Holdings plc	4.250%	3/14/24	250	253
HSBC Holdings plc	4.250%	8/18/25	150	150
HSBC Holdings plc	4.300%	3/8/26	1,100	1,135
HSBC Holdings plc	3.900%	5/25/26	450	451
HSBC Holdings plc	4.375%	11/23/26	350	351
HSBC Holdings plc	7.625%	5/17/32	100	129
HSBC Holdings plc	7.350%	11/27/32	100	124
HSBC Holdings plc	6.500%	5/2/36	500	608
HSBC Holdings plc	6.500%	9/15/37	550	683
HSBC Holdings plc	6.800%	6/1/38	200	251
HSBC Holdings plc	5.250%	3/14/44	250	267
HSBC USA Inc.	1.625%	1/16/18	480	479
HSBC USA Inc.	2.000%	8/7/18	300	300
HSBC USA Inc.	2.625%	9/24/18	50	51
HSBC USA Inc.	2.375%	11/13/19	400	400
HSBC USA Inc.	2.350%	3/5/20	275	273
HSBC USA Inc.	2.750%	8/7/20	150	150
HSBC USA Inc.	5.000%	9/27/20	300	320
HSBC USA Inc.	3.500%	6/23/24	100	100
Huntington Bancshares Inc.	2.600%	8/2/18	50	50
Huntington Bancshares Inc.	7.000%	12/15/20	25	28
Huntington Bancshares Inc.	3.150%	3/14/21	175	177
Huntington Bancshares Inc.	2.300%	1/14/22	200	194
Huntington National Bank	1.375%	4/24/17	200	200
Huntington National Bank	2.000%	6/30/18	250	250
Huntington National Bank	2.200%	11/6/18	175	175
Huntington National Bank	2.400%	4/1/20	150	149
Intesa Sanpaolo SPA	3.875%	1/16/18	200	203
Intesa Sanpaolo SPA	3.875%	1/15/19	185	188
Intesa Sanpaolo SPA	5.250%	1/12/24	225	235
JPMorgan Chase & Co.	6.000%	1/15/18	1,175	1,226
JPMorgan Chase & Co.	1.800%	1/25/18	300	300
JPMorgan Chase & Co.	1.700%	3/1/18	570	570
JPMorgan Chase & Co.	1.625%	5/15/18	775	774
JPMorgan Chase & Co.	2.350%	1/28/19	175	176
JPMorgan Chase & Co.	6.300%	4/23/19	775	845
JPMorgan Chase & Co.	2.250%	1/23/20	1,326	1,323
JPMorgan Chase & Co.	2.750%	6/23/20	1,015	1,023
JPMorgan Chase & Co.	4.400%	7/22/20	475	504
JPMorgan Chase & Co.	4.250%	10/15/20	250	264
JPMorgan Chase & Co.	2.550%	3/1/21	350	348
JPMorgan Chase & Co.	4.625%	5/10/21	250	269
JPMorgan Chase & Co.	2.400%	6/7/21	275	272
JPMorgan Chase & Co.	2.295%	8/15/21	250	245
JPMorgan Chase & Co.	4.350%	8/15/21	205	219
JPMorgan Chase & Co.	4.500%	1/24/22	25	27
JPMorgan Chase & Co.	3.250%	9/23/22	750	758
JPMorgan Chase & Co.	2.972%	1/15/23	350	348
JPMorgan Chase & Co.	3.200%	1/25/23	750	756
JPMorgan Chase & Co.	3.375%	5/1/23	300	299
JPMorgan Chase & Co.	2.700%	5/18/23	250	243
JPMorgan Chase & Co.	3.875%	9/10/24	500	504
JPMorgan Chase & Co.	3.125%	1/23/25	400	390
JPMorgan Chase & Co.	3.900%	7/15/25	300	308
JPMorgan Chase & Co.	3.300%	4/1/26	635	623
JPMorgan Chase & Co.	3.200%	6/15/26	300	292
JPMorgan Chase & Co.	2.950%	10/1/26	525	500
JPMorgan Chase & Co.	4.125%	12/15/26	450	458
JPMorgan Chase & Co.	3.625%	12/1/27	1,000	966
JPMorgan Chase & Co.	6.400%	5/15/38	450	582
JPMorgan Chase & Co.	5.500%	10/15/40	550	646

JPMorgan Chase & Co.	5.600%	7/15/41	450	539
JPMorgan Chase & Co.	5.400%	1/6/42	150	176
JPMorgan Chase & Co.	5.625%	8/16/43	300	344
JPMorgan Chase & Co.	4.950%	6/1/45	100	107
JPMorgan Chase Bank NA	1.450%	9/21/18	40	40
JPMorgan Chase Bank NA	1.650%	9/23/19	300	297
KeyBank NA	1.650%	2/1/18	75	75
KeyBank NA	1.700%	6/1/18	250	250
KeyBank NA	2.500%	12/15/19	100	101
KeyBank NA	2.250%	3/16/20	500	497
KeyBank NA	3.300%	6/1/25	125	124
KeyCorp	2.300%	12/13/18	125	126
KeyCorp	5.100%	3/24/21	25	27
Lloyds Bank plc	1.750%	3/16/18	75	75
Lloyds Bank plc	1.750%	5/14/18	100	100
Lloyds Bank plc	2.300%	11/27/18	225	226
Lloyds Bank plc	2.050%	1/22/19	400	399
Lloyds Bank plc	2.400%	3/17/20	50	50
Lloyds Bank plc	6.375%	1/21/21	175	199
Lloyds Banking Group plc	4.582%	12/10/25	700	704
Lloyds Banking Group plc	5.300%	12/1/45	200	206
Manufacturers & Traders Trust Co.	2.300%	1/30/19	550	553
Manufacturers & Traders Trust Co.	2.250%	7/25/19	100	101
Manufacturers & Traders Trust Co.	2.100%	2/6/20	175	174
Mitsubishi UFJ Financial Group Inc.	2.950%	3/1/21	700	701
Mitsubishi UFJ Financial Group Inc.	2.190%	9/13/21	400	388
Mitsubishi UFJ Financial Group Inc.	2.527%	9/13/23	100	96
Mitsubishi UFJ Financial Group Inc.	3.850%	3/1/26	525	538
Mitsubishi UFJ Financial Group Inc.	2.757%	9/13/26	250	234
Morgan Stanley	5.450%	1/9/17	575	575
Morgan Stanley	4.750%	3/22/17	255	257
Morgan Stanley	5.550%	4/27/17	50	51
Morgan Stanley	5.950%	12/28/17	375	390
Morgan Stanley	1.875%	1/5/18	400	401
Morgan Stanley	6.625%	4/1/18	450	475
Morgan Stanley	2.125%	4/25/18	425	427
Morgan Stanley	2.200%	12/7/18	250	251
Morgan Stanley	2.500%	1/24/19	150	151
Morgan Stanley	7.300%	5/13/19	525	585
Morgan Stanley	2.375%	7/23/19	400	401
Morgan Stanley	5.625%	9/23/19	800	866
Morgan Stanley	5.500%	1/26/20	275	298
Morgan Stanley	2.650%	1/27/20	250	251
Morgan Stanley	2.800%	6/16/20	1,050	1,056
Morgan Stanley	5.500%	7/24/20	175	191
Morgan Stanley	5.750%	1/25/21	250	277
Morgan Stanley	2.500%	4/21/21	250	247
Morgan Stanley	5.500%	7/28/21	75	83
Morgan Stanley	2.625%	11/17/21	500	493
Morgan Stanley	4.875%	11/1/22	425	455
Morgan Stanley	3.750%	2/25/23	675	691
Morgan Stanley	4.100%	5/22/23	350	359
Morgan Stanley	3.875%	4/29/24	545	557
Morgan Stanley	3.700%	10/23/24	650	657
Morgan Stanley	4.000%	7/23/25	230	235
Morgan Stanley	5.000%	11/24/25	300	320
Morgan Stanley	3.875%	1/27/26	225	227
Morgan Stanley	3.125%	7/27/26	700	664
Morgan Stanley	6.250%	8/9/26	450	537
Morgan Stanley	4.350%	9/8/26	975	993
Morgan Stanley	3.950%	4/23/27	325	321
Morgan Stanley	7.250%	4/1/32	150	203
Morgan Stanley	6.375%	7/24/42	325	415
Morgan Stanley	4.300%	1/27/45	500	495
MUFG Americas Holdings Corp.	1.625%	2/9/18	200	199
MUFG Americas Holdings Corp.	2.250%	2/10/20	200	198
MUFG Americas Holdings Corp.	3.500%	6/18/22	175	179
MUFG Americas Holdings Corp.	3.000%	2/10/25	100	96
MUFG Union Bank NA	2.125%	6/16/17	50	50
MUFG Union Bank NA	2.625%	9/26/18	125	126
MUFG Union Bank NA	2.250%	5/6/19	300	301

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Murray Street Investment Trust I	4.647%	3/9/17	275	277
National Australia Bank Ltd.	2.300%	7/25/18	175	176
National Australia Bank Ltd.	2.000%	1/14/19	200	200
National Australia Bank Ltd.	1.375%	7/12/19	175	172
National Australia Bank Ltd.	2.625%	1/14/21	500	499
National Australia Bank Ltd.	1.875%	7/12/21	175	169
National Australia Bank Ltd.	3.000%	1/20/23	250	249
National Australia Bank Ltd.	3.375%	1/14/26	100	100
National Australia Bank Ltd.	2.500%	7/12/26	200	185
National Bank of Canada	1.450%	11/7/17	100	100
National City Corp.	6.875%	5/15/19	100	110
Northern Trust Corp.	3.450%	11/4/20	100	104
Northern Trust Corp.	3.375%	8/23/21	100	104
Northern Trust Corp.	3.950%	10/30/25	150	157
People’s United Bank NA	4.000%	7/15/24	100	98
People’s United Financial Inc.	3.650%	12/6/22	100	100
PNC Bank NA	1.500%	2/23/18	100	100
PNC Bank NA	1.600%	6/1/18	150	150
PNC Bank NA	1.800%	11/5/18	200	200
PNC Bank NA	1.700%	12/7/18	100	100
PNC Bank NA	1.950%	3/4/19	150	150
PNC Bank NA	2.250%	7/2/19	600	604
PNC Bank NA	2.400%	10/18/19	75	76
PNC Bank NA	2.300%	6/1/20	150	150
PNC Bank NA	2.450%	11/5/20	180	180
PNC Bank NA	2.150%	4/29/21	250	246
PNC Bank NA	2.550%	12/9/21	100	100
PNC Bank NA	3.300%	10/30/24	200	201
PNC Bank NA	2.950%	2/23/25	150	147
PNC Bank NA	3.250%	6/1/25	100	100
PNC Financial Services Group Inc.	3.900%	4/29/24	625	637
PNC Funding Corp.	6.700%	6/10/19	25	28
PNC Funding Corp.	5.125%	2/8/20	150	162
PNC Funding Corp.	4.375%	8/11/20	475	505
PNC Funding Corp.	3.300%	3/8/22	440	452
Regions Bank	6.450%	6/26/37	250	277
Regions Financial Corp.	3.200%	2/8/21	100	102
Royal Bank of Canada	1.000%	4/27/17	500	500
Royal Bank of Canada	2.200%	7/27/18	375	378
Royal Bank of Canada	1.800%	7/30/18	575	577
Royal Bank of Canada	2.000%	12/10/18	175	175
Royal Bank of Canada	1.625%	4/15/19	125	124
Royal Bank of Canada	1.500%	7/29/19	200	197
Royal Bank of Canada	2.500%	1/19/21	200	200
Royal Bank of Canada	4.650%	1/27/26	250	266
Royal Bank of Scotland Group plc	3.875%	9/12/23	800	767
Santander Bank NA	2.000%	1/12/18	250	249
Santander Bank NA	8.750%	5/30/18	75	81
Santander Holdings USA Inc.	3.450%	8/27/18	50	51
Santander Holdings USA Inc.	2.700%	5/24/19	300	300
Santander Holdings USA Inc.	4.500%	7/17/25	125	124
Santander Issuances SAU	5.179%	11/19/25	450	453
Santander UK Group Holdings plc	2.875%	10/16/20	300	297
Santander UK Group Holdings plc	3.125%	1/8/21	250	250
Santander UK Group Holdings plc	2.875%	8/5/21	225	222
Santander UK plc	3.050%	8/23/18	150	152
Santander UK plc	2.500%	3/14/19	950	954
Santander UK plc	2.350%	9/10/19	175	175
Santander UK plc	2.375%	3/16/20	150	149
Santander UK plc	4.000%	3/13/24	150	156
Skandinaviska Enskilda Banken AB	2.625%	3/15/21	300	300
Skandinaviska Enskilda Banken AB	1.875%	9/13/21	500	483
Societe Generale SA	2.625%	10/1/18	125	126
State Street Corp.	4.956%	3/15/18	275	283
State Street Corp.	1.350%	5/15/18	275	274
State Street Corp.	1.950%	5/19/21	125	122
State Street Corp.	3.100%	5/15/23	150	150
State Street Corp.	3.700%	11/20/23	83	87
State Street Corp.	3.550%	8/18/25	225	229
State Street Corp.	2.650%	5/19/26	125	119
Sumitomo Mitsui Banking Corp.	1.950%	7/23/18	250	250

Sumitomo Mitsui Banking Corp.	1.762%	10/19/18	250	249
Sumitomo Mitsui Banking Corp.	2.450%	1/10/19	150	151
Sumitomo Mitsui Banking Corp.	2.250%	7/11/19	250	250
Sumitomo Mitsui Banking Corp.	2.450%	10/20/20	200	198
Sumitomo Mitsui Banking Corp.	3.200%	7/18/22	250	252
Sumitomo Mitsui Banking Corp.	3.950%	7/19/23	100	104
Sumitomo Mitsui Banking Corp.	3.950%	1/10/24	250	260
Sumitomo Mitsui Banking Corp.	3.400%	7/11/24	250	252
Sumitomo Mitsui Financial Group Inc.	2.934%	3/9/21	340	341
Sumitomo Mitsui Financial Group Inc.	2.058%	7/14/21	250	242
Sumitomo Mitsui Financial Group Inc.	2.442%	10/19/21	475	467
Sumitomo Mitsui Financial Group Inc.	3.784%	3/9/26	150	153
Sumitomo Mitsui Financial Group Inc.	2.632%	7/14/26	725	671
Sumitomo Mitsui Financial Group Inc.	3.010%	10/19/26	175	167
SunTrust Bank	7.250%	3/15/18	75	80
SunTrust Bank	3.300%	5/15/26	200	193
SunTrust Banks Inc.	2.350%	11/1/18	40	40
SunTrust Banks Inc.	2.500%	5/1/19	300	303
SunTrust Banks Inc.	2.900%	3/3/21	75	76
SunTrust Banks Inc.	2.700%	1/27/22	125	125
SVB Financial Group	3.500%	1/29/25	100	96
Svenska Handelsbanken AB	2.500%	1/25/19	225	227
Svenska Handelsbanken AB	2.250%	6/17/19	225	226
Svenska Handelsbanken AB	1.500%	9/6/19	350	344
Svenska Handelsbanken AB	2.450%	3/30/21	300	298
Svenska Handelsbanken AB	1.875%	9/7/21	350	339
Synchrony Financial	2.600%	1/15/19	175	176
Synchrony Financial	2.700%	2/3/20	425	424
Synchrony Financial	4.250%	8/15/24	250	254
Synchrony Financial	4.500%	7/23/25	500	512
Synchrony Financial	3.700%	8/4/26	125	120
Toronto-Dominion Bank	1.625%	3/13/18	750	751
Toronto-Dominion Bank	1.400%	4/30/18	250	250
Toronto-Dominion Bank	1.750%	7/23/18	350	350
Toronto-Dominion Bank	2.625%	9/10/18	300	304
Toronto-Dominion Bank	2.125%	7/2/19	100	100
Toronto-Dominion Bank	1.450%	8/13/19	200	197
Toronto-Dominion Bank	2.250%	11/5/19	500	502
Toronto-Dominion Bank	2.500%	12/14/20	100	100
Toronto-Dominion Bank	2.125%	4/7/21	175	172
Toronto-Dominion Bank	1.800%	7/13/21	150	145
UBS AG	1.375%	6/1/17	225	225
UBS AG	5.750%	4/25/18	100	105
UBS AG	2.375%	8/14/19	604	606
UBS AG	2.350%	3/26/20	175	174
UBS AG	4.875%	8/4/20	50	54
US Bancorp	1.950%	11/15/18	325	327
US Bancorp	2.200%	4/25/19	100	101
US Bancorp	2.350%	1/29/21	175	175
US Bancorp	4.125%	5/24/21	250	268
US Bancorp	3.000%	3/15/22	125	127
US Bancorp	2.950%	7/15/22	400	401
US Bancorp	3.600%	9/11/24	50	51
US Bancorp	3.100%	4/27/26	300	291
US Bank NA	2.125%	10/28/19	1,000	1,003
US Bank NA	2.800%	1/27/25	500	486
Wachovia Bank NA	5.850%	2/1/37	300	350
Wachovia Corp.	5.750%	2/1/18	300	313
Wachovia Corp.	6.605%	10/1/25	590	681
Wells Fargo & Co.	1.400%	9/8/17	675	674
Wells Fargo & Co.	1.500%	1/16/18	25	25
Wells Fargo & Co.	2.150%	1/15/19	250	252
Wells Fargo & Co.	2.600%	7/22/20	350	352
Wells Fargo & Co.	2.550%	12/7/20	350	350
Wells Fargo & Co.	2.500%	3/4/21	350	347
Wells Fargo & Co.	4.600%	4/1/21	1,325	1,423
Wells Fargo & Co.	2.100%	7/26/21	350	340
Wells Fargo & Co.	3.500%	3/8/22	450	462
Wells Fargo & Co.	3.300%	9/9/24	400	396
Wells Fargo & Co.	3.000%	2/19/25	100	96
Wells Fargo & Co.	3.000%	4/22/26	525	497

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Wells Fargo & Co.	4.100%	6/3/26	500	506
	Wells Fargo & Co.	3.000%	10/23/26	625	593
	Wells Fargo & Co.	4.300%	7/22/27	400	411
	Wells Fargo & Co.	5.375%	2/7/35	200	226
	Wells Fargo & Co.	5.375%	11/2/43	300	331
	Wells Fargo & Co.	5.606%	1/15/44	600	675
	Wells Fargo & Co.	4.650%	11/4/44	325	320
	Wells Fargo & Co.	3.900%	5/1/45	500	468
	Wells Fargo & Co.	4.900%	11/17/45	250	255
	Wells Fargo & Co.	4.400%	6/14/46	300	286
	Wells Fargo Bank NA	1.650%	1/22/18	175	175
	Wells Fargo Bank NA	1.750%	5/24/19	275	273
	Wells Fargo Bank NA	2.150%	12/6/19	500	498
	Wells Fargo Bank NA	5.950%	8/26/36	200	234
	Wells Fargo Bank NA	6.600%	1/15/38	225	288
	Westpac Banking Corp.	1.600%	1/12/18	200	200
	Westpac Banking Corp.	2.250%	7/30/18	325	327
	Westpac Banking Corp.	1.950%	11/23/18	200	200
	Westpac Banking Corp.	2.250%	1/17/19	225	226
	Westpac Banking Corp.	1.650%	5/13/19	200	198
	Westpac Banking Corp.	1.600%	8/19/19	275	272
	Westpac Banking Corp.	4.875%	11/19/19	250	268
	Westpac Banking Corp.	2.600%	11/23/20	250	250
	Westpac Banking Corp.	2.100%	5/13/21	1,000	977
	Westpac Banking Corp.	2.000%	8/19/21	275	266
	Westpac Banking Corp.	2.850%	5/13/26	400	382
	Westpac Banking Corp.	2.700%	8/19/26	175	165
[5]	Westpac Banking Corp.	4.322%	11/23/31	500	500

	Brokerage (0.2%)
	Affiliated Managers Group Inc.	4.250%	2/15/24	100	101
	Affiliated Managers Group Inc.	3.500%	8/1/25	250	238
	Ameriprise Financial Inc.	5.300%	3/15/20	125	135
	Ameriprise Financial Inc.	4.000%	10/15/23	150	156
	Ameriprise Financial Inc.	3.700%	10/15/24	100	102
	Apollo Investment Corp.	5.250%	3/3/25	50	49
	BGC Partners Inc.	5.375%	12/9/19	50	52
	BGC Partners Inc.	5.125%	5/27/21	50	51
	BlackRock Inc.	5.000%	12/10/19	160	174
	BlackRock Inc.	4.250%	5/24/21	125	135
	BlackRock Inc.	3.375%	6/1/22	125	129
	BlackRock Inc.	3.500%	3/18/24	225	232
	Brookfield Asset Management Inc.	4.000%	1/15/25	105	102
	Brookfield Asset Management Inc.	7.375%	3/1/33	50	59
	Brookfield Finance Inc.	4.250%	6/2/26	50	50
	Charles Schwab Corp.	3.225%	9/1/22	300	304
	CME Group Inc.	3.000%	9/15/22	125	128
	CME Group Inc.	3.000%	3/15/25	125	124
	CME Group Inc.	5.300%	9/15/43	125	144
	E*TRADE Financial Corp.	5.375%	11/15/22	100	106
	E*TRADE Financial Corp.	4.625%	9/15/23	75	76
	Eaton Vance Corp.	3.625%	6/15/23	50	51
	Franklin Resources Inc.	4.625%	5/20/20	50	54
	Franklin Resources Inc.	2.800%	9/15/22	225	226
	Intercontinental Exchange Inc.	2.500%	10/15/18	25	25
	Intercontinental Exchange Inc.	2.750%	12/1/20	350	354
	Intercontinental Exchange Inc.	4.000%	10/15/23	150	157
	Intercontinental Exchange Inc.	3.750%	12/1/25	300	306
	Invesco Finance plc	3.125%	11/30/22	175	176
	Invesco Finance plc	4.000%	1/30/24	100	104
	Invesco Finance plc	3.750%	1/15/26	170	172
	Invesco Finance plc	5.375%	11/30/43	75	81
	Janus Capital Group Inc.	4.875%	8/1/25	75	77
	Jefferies Group LLC	5.125%	4/13/18	150	155
	Jefferies Group LLC	8.500%	7/15/19	25	28
	Jefferies Group LLC	6.875%	4/15/21	155	176
	Jefferies Group LLC	5.125%	1/20/23	100	103
	Jefferies Group LLC	6.450%	6/8/27	50	55
	Jefferies Group LLC	6.250%	1/15/36	75	76
	Jefferies Group LLC	6.500%	1/20/43	75	77
	Lazard Group LLC	3.750%	2/13/25	50	49

	Lazard Group LLC	3.625%	3/1/27	100	95
	Legg Mason Inc.	2.700%	7/15/19	50	50
	Legg Mason Inc.	4.750%	3/15/26	100	103
	Legg Mason Inc.	5.625%	1/15/44	100	98
	Leucadia National Corp.	5.500%	10/18/23	150	158
	Leucadia National Corp.	6.625%	10/23/43	25	25
	Nasdaq Inc.	5.550%	1/15/20	175	189
	Nasdaq Inc.	4.250%	6/1/24	75	77
	Nomura Holdings Inc.	2.750%	3/19/19	250	252
	Nomura Holdings Inc.	6.700%	3/4/20	200	224
	OM Asset Management plc	4.800%	7/27/26	100	95
	Raymond James Financial Inc.	4.950%	7/15/46	50	47
	Stifel Financial Corp.	3.500%	12/1/20	50	50
	Stifel Financial Corp.	4.250%	7/18/24	150	148
	TD Ameritrade Holding Corp.	5.600%	12/1/19	50	55
	TD Ameritrade Holding Corp.	2.950%	4/1/22	150	151
	TD Ameritrade Holding Corp.	3.625%	4/1/25	100	101

	Finance Companies (0.3%)
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.750%	5/15/19	155	158
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.250%	7/1/20	350	361
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.625%	10/30/20	150	157
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.500%	5/15/21	150	155
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	5.000%	10/1/21	200	212
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	3.950%	2/1/22	125	126
	AerCap Ireland Capital Ltd. / AerCap
	Global Aviation Trust	4.625%	7/1/22	175	180
	Air Lease Corp.	2.125%	1/15/18	75	75
	Air Lease Corp.	2.625%	9/4/18	100	100
	Air Lease Corp.	3.375%	1/15/19	125	127
	Air Lease Corp.	4.750%	3/1/20	75	79
	Air Lease Corp.	3.875%	4/1/21	75	77
	Air Lease Corp.	3.375%	6/1/21	100	101
	Air Lease Corp.	3.750%	2/1/22	125	128
	Air Lease Corp.	4.250%	9/15/24	75	76
	Ares Capital Corp.	4.875%	11/30/18	125	130
	Ares Capital Corp.	3.875%	1/15/20	100	101
	FS Investment Corp.	4.000%	7/15/19	75	75
	FS Investment Corp.	4.750%	5/15/22	50	50
	GATX Corp.	2.375%	7/30/18	40	40
	GATX Corp.	2.500%	7/30/19	50	50
	GATX Corp.	4.750%	6/15/22	100	107
	GATX Corp.	3.250%	3/30/25	125	120
	GATX Corp.	3.250%	9/15/26	50	47
	GATX Corp.	4.500%	3/30/45	50	45
	GE Capital International Funding Co.	2.342%	11/15/20	1,637	1,635
	GE Capital International Funding Co.	3.373%	11/15/25	558	566
	GE Capital International Funding Co.	4.418%	11/15/35	2,068	2,164
	HSBC Finance Corp.	6.676%	1/15/21	465	522
	International Lease Finance Corp.	3.875%	4/15/18	110	112
[8]	International Lease Finance Corp.	7.125%	9/1/18	226	244
	International Lease Finance Corp.	5.875%	4/1/19	133	142
	International Lease Finance Corp.	6.250%	5/15/19	222	238
	International Lease Finance Corp.	8.250%	12/15/20	200	233
	International Lease Finance Corp.	4.625%	4/15/21	89	92
	International Lease Finance Corp.	8.625%	1/15/22	115	138
	International Lease Finance Corp.	5.875%	8/15/22	160	174
	Prospect Capital Corp.	5.000%	7/15/19	50	50
	Prospect Capital Corp.	5.875%	3/15/23	40	40

	Insurance (1.4%)
	ACE Capital Trust II	9.700%	4/1/30	50	73
	AEGON Funding Co. LLC	5.750%	12/15/20	81	89
	Aetna Inc.	1.500%	11/15/17	75	75
	Aetna Inc.	1.700%	6/7/18	300	300

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Aetna Inc.	2.200%	3/15/19	60	60
	Aetna Inc.	1.900%	6/7/19	300	299
	Aetna Inc.	2.400%	6/15/21	125	124
	Aetna Inc.	2.750%	11/15/22	200	196
	Aetna Inc.	2.800%	6/15/23	50	49
	Aetna Inc.	3.500%	11/15/24	125	127
	Aetna Inc.	3.200%	6/15/26	900	889
	Aetna Inc.	4.250%	6/15/36	225	225
	Aetna Inc.	6.625%	6/15/36	130	165
	Aetna Inc.	6.750%	12/15/37	100	129
	Aetna Inc.	4.500%	5/15/42	75	74
	Aetna Inc.	4.125%	11/15/42	75	71
	Aetna Inc.	4.375%	6/15/46	475	474
	Aflac Inc.	2.400%	3/16/20	100	100
	Aflac Inc.	4.000%	2/15/22	50	53
	Aflac Inc.	3.625%	6/15/23	125	129
	Aflac Inc.	3.625%	11/15/24	125	128
	Aflac Inc.	3.250%	3/17/25	75	75
	Aflac Inc.	2.875%	10/15/26	325	310
	Aflac Inc.	4.000%	10/15/46	50	48
	Alleghany Corp.	5.625%	9/15/20	100	108
	Alleghany Corp.	4.900%	9/15/44	100	96
	Allied World Assurance Co.
	Holdings Ltd.	5.500%	11/15/20	50	54
	Allied World Assurance Co.
	Holdings Ltd.	4.350%	10/29/25	450	449
	Allstate Corp.	3.150%	6/15/23	350	355
	Allstate Corp.	5.550%	5/9/35	75	88
	Allstate Corp.	4.500%	6/15/43	50	53
	Allstate Corp.	4.200%	12/15/46	275	281
[5]	Allstate Corp.	5.750%	8/15/53	75	78
[5]	Allstate Corp.	6.500%	5/15/67	100	113
	Alterra Finance LLC	6.250%	9/30/20	55	61
	American Financial Group Inc.	9.875%	6/15/19	50	59
	American Financial Group Inc.	3.500%	8/15/26	50	48
	American International Group Inc.	5.850%	1/16/18	250	261
	American International Group Inc.	3.375%	8/15/20	125	128
	American International Group Inc.	6.400%	12/15/20	385	438
	American International Group Inc.	4.875%	6/1/22	250	272
	American International Group Inc.	4.125%	2/15/24	170	176
	American International Group Inc.	3.875%	1/15/35	200	187
	American International Group Inc.	4.700%	7/10/35	75	77
	American International Group Inc.	6.250%	5/1/36	475	564
	American International Group Inc.	4.500%	7/16/44	500	494
	American International Group Inc.	4.375%	1/15/55	125	114
[5]	American International Group Inc.	8.175%	5/15/68	95	120
	Anthem Inc.	1.875%	1/15/18	125	125
	Anthem Inc.	2.250%	8/15/19	150	149
	Anthem Inc.	4.350%	8/15/20	100	105
	Anthem Inc.	3.700%	8/15/21	125	129
	Anthem Inc.	3.125%	5/15/22	150	149
	Anthem Inc.	3.300%	1/15/23	475	474
	Anthem Inc.	3.500%	8/15/24	125	124
	Anthem Inc.	5.950%	12/15/34	75	85
	Anthem Inc.	5.850%	1/15/36	125	140
	Anthem Inc.	6.375%	6/15/37	110	132
	Anthem Inc.	4.625%	5/15/42	175	175
	Anthem Inc.	4.650%	1/15/43	175	176
	Anthem Inc.	5.100%	1/15/44	100	106
	Anthem Inc.	4.850%	8/15/54	50	51
	Aon Corp.	5.000%	9/30/20	200	215
	Aon Corp.	8.205%	1/1/27	25	32
	Aon Corp.	6.250%	9/30/40	100	121
	Aon plc	3.500%	6/14/24	100	100
	Aon plc	3.875%	12/15/25	200	203
	Aon plc	4.450%	5/24/43	50	48
	Aon plc	4.600%	6/14/44	175	172
	Arch Capital Finance LLC	4.011%	12/15/26	100	101
	Arch Capital Finance LLC	5.031%	12/15/46	100	105
	Arch Capital Group Ltd.	7.350%	5/1/34	50	65
	Arch Capital Group US Inc.	5.144%	11/1/43	50	53

Aspen Insurance Holdings Ltd.	6.000%	12/15/20	50	54
Aspen Insurance Holdings Ltd.	4.650%	11/15/23	175	179
Assurant Inc.	4.000%	3/15/23	100	101
Assurant Inc.	6.750%	2/15/34	50	60
AXA SA	8.600%	12/15/30	225	310
Axis Specialty Finance LLC	5.875%	6/1/20	75	82
AXIS Specialty Finance plc	5.150%	4/1/45	25	25
Berkshire Hathaway Finance Corp.	1.450%	3/7/18	175	175
Berkshire Hathaway Finance Corp.	5.400%	5/15/18	550	582
Berkshire Hathaway Finance Corp.	2.000%	8/15/18	50	50
Berkshire Hathaway Finance Corp.	1.700%	3/15/19	150	150
Berkshire Hathaway Finance Corp.	1.300%	8/15/19	200	197
Berkshire Hathaway Finance Corp.	2.900%	10/15/20	275	281
Berkshire Hathaway Finance Corp.	4.250%	1/15/21	125	134
Berkshire Hathaway Finance Corp.	3.000%	5/15/22	150	153
Berkshire Hathaway Finance Corp.	5.750%	1/15/40	75	92
Berkshire Hathaway Finance Corp.	4.400%	5/15/42	125	131
Berkshire Hathaway Inc.	1.150%	8/15/18	200	199
Berkshire Hathaway Inc.	2.100%	8/14/19	125	126
Berkshire Hathaway Inc.	3.000%	2/11/23	125	126
Berkshire Hathaway Inc.	2.750%	3/15/23	450	448
Berkshire Hathaway Inc.	3.125%	3/15/26	725	719
Berkshire Hathaway Inc.	4.500%	2/11/43	150	160
Brown & Brown Inc.	4.200%	9/15/24	100	101
Chubb Corp.	5.750%	5/15/18	50	53
Chubb Corp.	6.000%	5/11/37	125	155
Chubb Corp.	6.500%	5/15/38	50	67
Chubb INA Holdings Inc.	5.800%	3/15/18	25	26
Chubb INA Holdings Inc.	5.900%	6/15/19	25	27
Chubb INA Holdings Inc.	2.875%	11/3/22	150	151
Chubb INA Holdings Inc.	2.700%	3/13/23	125	124
Chubb INA Holdings Inc.	3.350%	5/15/24	100	102
Chubb INA Holdings Inc.	3.150%	3/15/25	250	249
Chubb INA Holdings Inc.	3.350%	5/3/26	225	227
Chubb INA Holdings Inc.	4.150%	3/13/43	100	100
Chubb INA Holdings Inc.	4.350%	11/3/45	400	421
Cigna Corp.	5.125%	6/15/20	50	54
Cigna Corp.	4.375%	12/15/20	45	48
Cigna Corp.	4.500%	3/15/21	50	53
Cigna Corp.	4.000%	2/15/22	125	130
Cigna Corp.	3.250%	4/15/25	450	436
Cigna Corp.	7.875%	5/15/27	50	66
Cigna Corp.	5.375%	2/15/42	75	83
Cincinnati Financial Corp.	6.125%	11/1/34	150	173
CNA Financial Corp.	7.350%	11/15/19	25	28
CNA Financial Corp.	5.875%	8/15/20	75	83
CNA Financial Corp.	5.750%	8/15/21	75	84
CNA Financial Corp.	4.500%	3/1/26	225	235
Coventry Health Care Inc.	5.450%	6/15/21	100	111
Endurance Specialty Holdings Ltd.	7.000%	7/15/34	75	90
Everest Reinsurance Holdings Inc.	4.868%	6/1/44	100	97
First American Financial Corp.	4.300%	2/1/23	200	197
First American Financial Corp.	4.600%	11/15/24	100	98
Hanover Insurance Group Inc.	4.500%	4/15/26	100	101
Hartford Financial Services Group Inc.	6.300%	3/15/18	134	141
Hartford Financial Services Group Inc.	6.000%	1/15/19	25	27
Hartford Financial Services Group Inc.	5.125%	4/15/22	25	28
Hartford Financial Services Group Inc.	5.950%	10/15/36	50	57
Hartford Financial Services Group Inc.	4.300%	4/15/43	175	161
Horace Mann Educators Corp.	4.500%	12/1/25	50	50
Humana Inc.	7.200%	6/15/18	100	107
Humana Inc.	3.850%	10/1/24	150	153
Humana Inc.	8.150%	6/15/38	175	238
Humana Inc.	4.625%	12/1/42	75	72
Infinity Property & Casualty Corp.	5.000%	9/19/22	50	51
Kemper Corp.	4.350%	2/15/25	50	49
Lender Processing Services Inc /
Black Knight Lending Solutions Inc	5.750%	4/15/23	65	68
Lincoln National Corp.	6.250%	2/15/20	25	28
Lincoln National Corp.	4.850%	6/24/21	50	54
Lincoln National Corp.	4.200%	3/15/22	50	53

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Lincoln National Corp.	4.000%	9/1/23	50	52
	Lincoln National Corp.	3.625%	12/12/26	200	199
	Lincoln National Corp.	6.150%	4/7/36	10	12
	Lincoln National Corp.	7.000%	6/15/40	160	202
	Loews Corp.	2.625%	5/15/23	75	73
	Loews Corp.	6.000%	2/1/35	50	59
	Loews Corp.	4.125%	5/15/43	175	167
	Manulife Financial Corp.	4.900%	9/17/20	275	296
	Manulife Financial Corp.	4.150%	3/4/26	125	131
	Manulife Financial Corp.	5.375%	3/4/46	100	114
	Markel Corp.	4.900%	7/1/22	125	135
	Markel Corp.	5.000%	3/30/43	50	51
	Markel Corp.	5.000%	4/5/46	100	100
	Marsh & McLennan Cos. Inc.	2.350%	3/6/20	500	497
	Marsh & McLennan Cos. Inc.	4.800%	7/15/21	295	321
	Marsh & McLennan Cos. Inc.	3.500%	6/3/24	100	102
	Marsh & McLennan Cos. Inc.	3.500%	3/10/25	100	101
	Marsh & McLennan Cos. Inc.	3.750%	3/14/26	100	102
	MetLife Inc.	6.817%	8/15/18	25	27
	MetLife Inc.	7.717%	2/15/19	50	56
	MetLife Inc.	4.750%	2/8/21	550	598
	MetLife Inc.	3.048%	12/15/22	225	226
	MetLife Inc.	3.600%	4/10/24	175	180
	MetLife Inc.	3.000%	3/1/25	250	245
	MetLife Inc.	3.600%	11/13/25	500	510
	MetLife Inc.	6.500%	12/15/32	175	218
	MetLife Inc.	6.375%	6/15/34	100	125
	MetLife Inc.	5.700%	6/15/35	200	236
	MetLife Inc.	5.875%	2/6/41	25	30
	MetLife Inc.	4.125%	8/13/42	125	122
	MetLife Inc.	4.875%	11/13/43	175	189
	MetLife Inc.	4.721%	12/15/44	63	67
	MetLife Inc.	4.600%	5/13/46	120	125
[5]	MetLife Inc.	6.400%	12/15/66	210	227
	Old Republic International Corp.	4.875%	10/1/24	125	130
	Old Republic International Corp.	3.875%	8/26/26	100	95
	OneBeacon US Holdings Inc.	4.600%	11/9/22	50	50
	PartnerRe Finance B LLC	5.500%	6/1/20	100	108
	Primerica Inc.	4.750%	7/15/22	25	27
	Principal Financial Group Inc.	3.300%	9/15/22	50	51
	Principal Financial Group Inc.	3.125%	5/15/23	100	99
	Principal Financial Group Inc.	3.100%	11/15/26	100	96
	Principal Financial Group Inc.	4.625%	9/15/42	50	52
	Principal Financial Group Inc.	4.350%	5/15/43	50	49
	Principal Financial Group Inc.	4.300%	11/15/46	75	73
[5]	Principal Financial Group Inc.	4.700%	5/15/55	65	64
	ProAssurance Corp.	5.300%	11/15/23	50	53
	Progressive Corp.	3.750%	8/23/21	75	79
	Progressive Corp.	2.450%	1/15/27	150	139
	Progressive Corp.	6.625%	3/1/29	125	160
	Progressive Corp.	4.350%	4/25/44	50	52
	Protective Life Corp.	8.450%	10/15/39	50	66
	Prudential Financial Inc.	6.000%	12/1/17	48	50
	Prudential Financial Inc.	2.300%	8/15/18	25	25
	Prudential Financial Inc.	5.375%	6/21/20	100	109
	Prudential Financial Inc.	4.500%	11/15/20	325	348
	Prudential Financial Inc.	4.500%	11/16/21	75	81
	Prudential Financial Inc.	3.500%	5/15/24	125	127
	Prudential Financial Inc.	5.750%	7/15/33	100	113
	Prudential Financial Inc.	5.400%	6/13/35	100	111
	Prudential Financial Inc.	5.900%	3/17/36	150	175
	Prudential Financial Inc.	5.700%	12/14/36	125	144
	Prudential Financial Inc.	6.625%	12/1/37	175	222
	Prudential Financial Inc.	6.625%	6/21/40	300	380
[5]	Prudential Financial Inc.	5.875%	9/15/42	100	105
[5]	Prudential Financial Inc.	5.625%	6/15/43	375	389
	Prudential Financial Inc.	5.100%	8/15/43	50	54
[5]	Prudential Financial Inc.	5.200%	3/15/44	85	84
	Prudential Financial Inc.	4.600%	5/15/44	125	129
[5]	Prudential Financial Inc.	5.375%	5/15/45	250	255
	Reinsurance Group of America Inc.	6.450%	11/15/19	75	83

Reinsurance Group of America Inc.	5.000%	6/1/21	75	81
Reinsurance Group of America Inc.	4.700%	9/15/23	75	79
StanCorp Financial Group Inc.	5.000%	8/15/22	150	157
Swiss Re Solutions Holding Corp.	7.000%	2/15/26	75	92
Torchmark Corp.	3.800%	9/15/22	50	51
Transatlantic Holdings Inc.	8.000%	11/30/39	175	223
Travelers Cos. Inc.	5.900%	6/2/19	300	327
Travelers Cos. Inc.	3.900%	11/1/20	125	132
Travelers Cos. Inc.	6.250%	6/15/37	150	192
Travelers Cos. Inc.	4.300%	8/25/45	150	155
Trinity Acquisition plc	4.625%	8/15/23	175	181
Trinity Acquisition plc	6.125%	8/15/43	75	80
UnitedHealth Group Inc.	6.000%	2/15/18	400	419
UnitedHealth Group Inc.	1.900%	7/16/18	250	251
UnitedHealth Group Inc.	1.700%	2/15/19	200	199
UnitedHealth Group Inc.	1.625%	3/15/19	100	100
UnitedHealth Group Inc.	2.300%	12/15/19	125	126
UnitedHealth Group Inc.	2.700%	7/15/20	250	254
UnitedHealth Group Inc.	4.700%	2/15/21	75	81
UnitedHealth Group Inc.	2.125%	3/15/21	225	222
UnitedHealth Group Inc.	3.375%	11/15/21	100	104
UnitedHealth Group Inc.	2.875%	12/15/21	125	127
UnitedHealth Group Inc.	3.350%	7/15/22	180	185
UnitedHealth Group Inc.	2.750%	2/15/23	175	174
UnitedHealth Group Inc.	2.875%	3/15/23	25	25
UnitedHealth Group Inc.	3.750%	7/15/25	450	465
UnitedHealth Group Inc.	3.100%	3/15/26	225	222
UnitedHealth Group Inc.	3.450%	1/15/27	75	76
UnitedHealth Group Inc.	4.625%	7/15/35	175	190
UnitedHealth Group Inc.	6.500%	6/15/37	50	64
UnitedHealth Group Inc.	6.625%	11/15/37	125	163
UnitedHealth Group Inc.	6.875%	2/15/38	245	331
UnitedHealth Group Inc.	5.950%	2/15/41	60	75
UnitedHealth Group Inc.	4.625%	11/15/41	110	115
UnitedHealth Group Inc.	4.375%	3/15/42	50	51
UnitedHealth Group Inc.	3.950%	10/15/42	175	170
UnitedHealth Group Inc.	4.250%	3/15/43	125	127
UnitedHealth Group Inc.	4.750%	7/15/45	305	336
UnitedHealth Group Inc.	4.200%	1/15/47	135	136
Unum Group	5.625%	9/15/20	50	54
Unum Group	3.000%	5/15/21	100	99
Unum Group	4.000%	3/15/24	50	50
Unum Group	5.750%	8/15/42	25	27
Validus Holdings Ltd.	8.875%	1/26/40	75	98
Voya Financial Inc.	2.900%	2/15/18	134	135
Voya Financial Inc.	5.700%	7/15/43	75	82
Voya Financial Inc.	4.800%	6/15/46	100	97
WR Berkley Corp.	5.375%	9/15/20	175	186
XLIT Ltd.	5.750%	10/1/21	105	116
XLIT Ltd.	4.450%	3/31/25	100	99
XLIT Ltd.	6.250%	5/15/27	125	145
XLIT Ltd.	5.500%	3/31/45	100	94

Real Estate Investment Trusts (0.7%)
Alexandria Real Estate Equities Inc.	2.750%	1/15/20	100	99
Alexandria Real Estate Equities Inc.	4.600%	4/1/22	125	132
Alexandria Real Estate Equities Inc.	3.950%	1/15/27	75	74
Alexandria Real Estate Equities Inc.	4.500%	7/30/29	100	99
American Campus Communities
Operating Partnership LP	3.350%	10/1/20	50	51
American Campus Communities
Operating Partnership LP	4.125%	7/1/24	100	102
AvalonBay Communities Inc.	2.850%	3/15/23	25	24
AvalonBay Communities Inc.	4.200%	12/15/23	75	79
AvalonBay Communities Inc.	3.450%	6/1/25	300	299
AvalonBay Communities Inc.	2.950%	5/11/26	150	143
AvalonBay Communities Inc.	2.900%	10/15/26	50	47
Boston Properties LP	5.625%	11/15/20	325	357
Boston Properties LP	4.125%	5/15/21	75	79
Boston Properties LP	3.850%	2/1/23	225	230
Boston Properties LP	3.125%	9/1/23	275	269

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Boston Properties LP	3.650%	2/1/26	100	99
	Boston Properties LP	2.750%	10/1/26	50	46
	Brandywine Operating Partnership LP	4.950%	4/15/18	250	258
	Brandywine Operating Partnership LP	4.100%	10/1/24	100	98
	Brandywine Operating Partnership LP	4.550%	10/1/29	100	98
	Brixmor Operating Partnership LP	3.875%	8/15/22	100	102
	Brixmor Operating Partnership LP	3.850%	2/1/25	125	123
	Brixmor Operating Partnership LP	4.125%	6/15/26	200	199
	Camden Property Trust	4.250%	1/15/24	100	103
[8]	Care Capital Properties LP	5.125%	8/15/26	25	24
	CBL & Associates LP	5.250%	12/1/23	100	98
	CBL & Associates LP	4.600%	10/15/24	100	93
	Columbia Property Trust Operating
	Partnership LP	4.150%	4/1/25	100	99
	Columbia Property Trust Operating
	Partnership LP	3.650%	8/15/26	25	24
	Corporate Office Properties LP	3.700%	6/15/21	50	51
	Corporate Office Properties LP	3.600%	5/15/23	150	144
	CubeSmart LP	4.375%	12/15/23	100	104
	CubeSmart LP	4.000%	11/15/25	50	51
	CubeSmart LP	3.125%	9/1/26	100	93
	DCT Industrial Operating
	Partnership LP	4.500%	10/15/23	50	50
	DDR Corp.	4.750%	4/15/18	25	26
	DDR Corp.	3.500%	1/15/21	75	76
	DDR Corp.	4.625%	7/15/22	200	211
	DDR Corp.	3.375%	5/15/23	275	266
	DDR Corp.	3.625%	2/1/25	200	192
	DDR Corp.	4.250%	2/1/26	70	70
	Digital Realty Trust LP	5.250%	3/15/21	75	81
	Digital Realty Trust LP	3.950%	7/1/22	75	77
	Digital Realty Trust LP	3.625%	10/1/22	575	578
	Duke Realty LP	3.250%	6/30/26	175	168
	EPR Properties	5.750%	8/15/22	25	27
	EPR Properties	5.250%	7/15/23	125	129
	EPR Properties	4.500%	4/1/25	50	49
	EPR Properties	4.750%	12/15/26	100	99
	Equity Commonwealth	5.875%	9/15/20	100	107
	ERP Operating LP	4.750%	7/15/20	50	54
	ERP Operating LP	4.625%	12/15/21	129	139
	ERP Operating LP	3.000%	4/15/23	125	123
	ERP Operating LP	3.375%	6/1/25	125	124
	ERP Operating LP	2.850%	11/1/26	50	47
	ERP Operating LP	4.500%	7/1/44	150	151
	ERP Operating LP	4.500%	6/1/45	125	125
	Essex Portfolio LP	5.200%	3/15/21	50	54
	Essex Portfolio LP	3.375%	1/15/23	175	175
	Essex Portfolio LP	3.250%	5/1/23	25	25
	Essex Portfolio LP	3.500%	4/1/25	100	98
	Essex Portfolio LP	3.375%	4/15/26	100	96
	Federal Realty Investment Trust	3.000%	8/1/22	75	75
	Federal Realty Investment Trust	2.750%	6/1/23	25	24
	Federal Realty Investment Trust	4.500%	12/1/44	300	303
	HCP Inc.	3.750%	2/1/19	50	51
	HCP Inc.	2.625%	2/1/20	375	375
	HCP Inc.	5.375%	2/1/21	15	16
	HCP Inc.	3.150%	8/1/22	75	74
	HCP Inc.	4.000%	12/1/22	210	215
	HCP Inc.	4.250%	11/15/23	250	255
	HCP Inc.	3.400%	2/1/25	75	72
	HCP Inc.	6.750%	2/1/41	100	116
	Healthcare Realty Trust Inc.	3.750%	4/15/23	50	50
	Healthcare Realty Trust Inc.	3.875%	5/1/25	125	123
	Healthcare Trust of America
	Holdings LP	3.375%	7/15/21	100	100
	Healthcare Trust of America
	Holdings LP	3.700%	4/15/23	25	25
	Healthcare Trust of America
	Holdings LP	3.500%	8/1/26	100	95
	Highwoods Realty LP	3.200%	6/15/21	400	401
	Hospitality Properties Trust	6.700%	1/15/18	250	256

	Hospitality Properties Trust	4.500%	6/15/23	140	139
	Hospitality Properties Trust	5.250%	2/15/26	100	101
	Host Hotels & Resorts LP	6.000%	10/1/21	100	111
	Host Hotels & Resorts LP	4.750%	3/1/23	50	52
	Host Hotels & Resorts LP	3.750%	10/15/23	336	329
	Host Hotels & Resorts LP	4.000%	6/15/25	50	49
	Kilroy Realty LP	4.800%	7/15/18	175	181
	Kilroy Realty LP	3.800%	1/15/23	200	201
	Kimco Realty Corp.	6.875%	10/1/19	50	56
	Kimco Realty Corp.	3.125%	6/1/23	25	25
	Kimco Realty Corp.	2.800%	10/1/26	125	116
	Kite Realty Group LP	4.000%	10/1/26	200	191
	Liberty Property LP	3.375%	6/15/23	50	49
	Liberty Property LP	4.400%	2/15/24	100	105
	Liberty Property LP	3.750%	4/1/25	325	326
	Mack-Cali Realty LP	4.500%	4/18/22	75	75
	Mid-America Apartments LP	4.300%	10/15/23	150	156
	Mid-America Apartments LP	3.750%	6/15/24	50	50
	National Retail Properties Inc.	3.800%	10/15/22	200	206
	Omega Healthcare Investors Inc.	4.375%	8/1/23	500	491
	Omega Healthcare Investors Inc.	4.950%	4/1/24	100	101
	Omega Healthcare Investors Inc.	4.500%	1/15/25	100	97
	Omega Healthcare Investors Inc.	5.250%	1/15/26	100	102
	Omega Healthcare Investors Inc.	4.500%	4/1/27	300	285
	Piedmont Operating Partnership LP	3.400%	6/1/23	50	47
	Post Apartment Homes LP	3.375%	12/1/22	50	49
	ProLogis LP	2.750%	2/15/19	150	152
	Realty Income Corp.	2.000%	1/31/18	50	50
	Realty Income Corp.	6.750%	8/15/19	200	223
	Realty Income Corp.	5.750%	1/15/21	200	221
	Realty Income Corp.	3.250%	10/15/22	50	50
	Realty Income Corp.	3.875%	7/15/24	50	51
	Realty Income Corp.	3.000%	1/15/27	100	93
	Regency Centers LP	3.750%	6/15/24	150	151
	Retail Opportunity Investments
	Partnership LP	5.000%	12/15/23	25	26
	Retail Properties of America Inc.	4.000%	3/15/25	175	167
	Select Income REIT	2.850%	2/1/18	50	50
	Select Income REIT	4.150%	2/1/22	100	99
	Select Income REIT	4.500%	2/1/25	50	48
	Senior Housing Properties Trust	3.250%	5/1/19	100	100
	Senior Housing Properties Trust	4.750%	5/1/24	100	100
	Simon Property Group LP	2.200%	2/1/19	575	580
	Simon Property Group LP	5.650%	2/1/20	75	82
	Simon Property Group LP	4.375%	3/1/21	125	134
	Simon Property Group LP	2.500%	7/15/21	120	120
	Simon Property Group LP	4.125%	12/1/21	250	266
	Simon Property Group LP	2.350%	1/30/22	150	148
	Simon Property Group LP	3.375%	3/15/22	100	103
	Simon Property Group LP	2.750%	2/1/23	25	25
	Simon Property Group LP	3.750%	2/1/24	150	155
	Simon Property Group LP	3.500%	9/1/25	100	101
	Simon Property Group LP	3.300%	1/15/26	175	173
	Simon Property Group LP	3.250%	11/30/26	150	147
	Simon Property Group LP	4.750%	3/15/42	75	79
	Simon Property Group LP	4.250%	11/30/46	200	196
	Sovran Acquisition LP	3.500%	7/1/26	325	308
[8]	Spirit Realty LP	4.450%	9/15/26	50	47
	Tanger Properties LP	3.875%	12/1/23	25	25
	Tanger Properties LP	3.125%	9/1/26	175	163
	UDR Inc.	4.250%	6/1/18	125	129
	UDR Inc.	3.700%	10/1/20	25	26
	UDR Inc.	4.625%	1/10/22	50	53
	UDR Inc.	2.950%	9/1/26	150	139
	Ventas Realty LP	3.750%	5/1/24	200	202
	Ventas Realty LP	4.125%	1/15/26	75	76
	Ventas Realty LP	3.250%	10/15/26	75	71
	Ventas Realty LP	5.700%	9/30/43	75	85
	Ventas Realty LP / Ventas Capital Corp. 2.000%		2/15/18	100	100
	Ventas Realty LP / Ventas Capital Corp. 4.000%		4/30/19	150	155
	Ventas Realty LP / Ventas Capital Corp. 4.750%		6/1/21	250	268

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000) ($000)
Ventas Realty LP / Ventas Capital Corp. 3.250%		8/15/22	200	202
Washington Prime Group LP	3.850%	4/1/20	50	50
Washington REIT	4.950%	10/1/20	25	26
Washington REIT	3.950%	10/15/22	75	75
Weingarten Realty Investors	3.375%	10/15/22	50	49
Weingarten Realty Investors	3.500%	4/15/23	100	99
Welltower Inc.	2.250%	3/15/18	200	201
Welltower Inc.	4.125%	4/1/19	200	207
Welltower Inc.	4.950%	1/15/21	75	81
Welltower Inc.	5.250%	1/15/22	100	110
Welltower Inc.	3.750%	3/15/23	75	76
Welltower Inc.	4.000%	6/1/25	325	332
Welltower Inc.	4.250%	4/1/26	150	155
Welltower Inc.	6.500%	3/15/41	25	30
Welltower Inc.	5.125%	3/15/43	75	76
WP Carey Inc.	4.600%	4/1/24	75	76
WP Carey Inc.	4.000%	2/1/25	50	48
WP Carey Inc.	4.250%	10/1/26	75	72
				266,595
Industrial (17.1%)
Basic Industry (1.0%)
Agrium Inc.	6.750%	1/15/19	200	217
Agrium Inc.	3.500%	6/1/23	299	303
Agrium Inc.	3.375%	3/15/25	250	243
Agrium Inc.	4.125%	3/15/35	250	229
Agrium Inc.	6.125%	1/15/41	25	28
Agrium Inc.	4.900%	6/1/43	50	50
Agrium Inc.	5.250%	1/15/45	200	209
Air Products & Chemicals Inc.	3.000%	11/3/21	75	77
Air Products & Chemicals Inc.	2.750%	2/3/23	50	50
Air Products & Chemicals Inc.	3.350%	7/31/24	75	77
Airgas Inc.	3.050%	8/1/20	100	101
Airgas Inc.	3.650%	7/15/24	100	103
Albemarle Corp.	3.000%	12/1/19	75	76
Albemarle Corp.	4.500%	12/15/20	25	26
Albemarle Corp.	4.150%	12/1/24	75	77
Albemarle Corp.	5.450%	12/1/44	75	80
Barrick Gold Corp.	4.100%	5/1/23	157	161
Barrick North America Finance LLC	4.400%	5/30/21	31	33
Barrick North America Finance LLC	5.700%	5/30/41	450	461
Barrick North America Finance LLC	5.750%	5/1/43	200	212
BHP Billiton Finance USA Ltd.	2.050%	9/30/18	150	151
BHP Billiton Finance USA Ltd.	6.500%	4/1/19	200	219
BHP Billiton Finance USA Ltd.	3.250%	11/21/21	25	26
BHP Billiton Finance USA Ltd.	2.875%	2/24/22	225	225
BHP Billiton Finance USA Ltd.	3.850%	9/30/23	100	105
BHP Billiton Finance USA Ltd.	4.125%	2/24/42	150	147
BHP Billiton Finance USA Ltd.	5.000%	9/30/43	575	642
Cabot Corp.	2.550%	1/15/18	150	151
Celulosa Arauco y Constitucion SA	5.000%	1/21/21	25	26
Celulosa Arauco y Constitucion SA	4.750%	1/11/22	75	78
Domtar Corp.	6.250%	9/1/42	25	24
Domtar Corp.	6.750%	2/15/44	100	102
Dow Chemical Co.	8.550%	5/15/19	325	372
Dow Chemical Co.	4.250%	11/15/20	125	132
Dow Chemical Co.	4.125%	11/15/21	566	598
Dow Chemical Co.	3.500%	10/1/24	50	50
Dow Chemical Co.	7.375%	11/1/29	25	32
Dow Chemical Co.	4.250%	10/1/34	50	49
Dow Chemical Co.	9.400%	5/15/39	150	231
Dow Chemical Co.	5.250%	11/15/41	100	107
Eastman Chemical Co.	5.500%	11/15/19	175	189
Eastman Chemical Co.	2.700%	1/15/20	350	351
Eastman Chemical Co.	4.500%	1/15/21	6	6
Eastman Chemical Co.	3.600%	8/15/22	49	50
Eastman Chemical Co.	4.800%	9/1/42	225	221
Eastman Chemical Co.	4.650%	10/15/44	150	148
Ecolab Inc.	1.550%	1/12/18	100	100
Ecolab Inc.	4.350%	12/8/21	200	215
Ecolab Inc.	2.700%	11/1/26	200	190
EI du Pont de Nemours & Co.	6.000%	7/15/18	275	292

EI du Pont de Nemours & Co.	4.625%	1/15/20	400	426
EI du Pont de Nemours & Co.	2.800%	2/15/23	125	122
EI du Pont de Nemours & Co.	6.500%	1/15/28	100	122
EI du Pont de Nemours & Co.	4.150%	2/15/43	175	164
Fibria Overseas Finance Ltd.	5.250%	5/12/24	100	102
FMC Corp.	3.950%	2/1/22	50	51
FMC Corp.	4.100%	2/1/24	250	250
Georgia-Pacific LLC	8.000%	1/15/24	250	319
Georgia-Pacific LLC	7.375%	12/1/25	100	126
Georgia-Pacific LLC	8.875%	5/15/31	250	371
Goldcorp Inc.	2.125%	3/15/18	200	200
Goldcorp Inc.	3.700%	3/15/23	200	196
Goldcorp Inc.	5.450%	6/9/44	100	98
International Flavors & Fragrances Inc.	3.200%	5/1/23	25	25
International Paper Co.	7.500%	8/15/21	450	540
International Paper Co.	3.650%	6/15/24	100	101
International Paper Co.	3.800%	1/15/26	75	76
International Paper Co.	3.000%	2/15/27	200	188
International Paper Co.	5.000%	9/15/35	100	106
International Paper Co.	7.300%	11/15/39	100	127
International Paper Co.	4.800%	6/15/44	200	197
International Paper Co.	5.150%	5/15/46	200	208
International Paper Co.	4.400%	8/15/47	300	283
LyondellBasell Industries NV	5.000%	4/15/19	550	581
LyondellBasell Industries NV	6.000%	11/15/21	175	198
LyondellBasell Industries NV	5.750%	4/15/24	175	199
LyondellBasell Industries NV	4.625%	2/26/55	425	392
Meadwestvaco Corp.	7.950%	2/15/31	125	165
Methanex Corp.	3.250%	12/15/19	200	196
Monsanto Co.	2.125%	7/15/19	100	100
Monsanto Co.	2.750%	7/15/21	200	198
Monsanto Co.	5.500%	8/15/25	325	362
Monsanto Co.	4.200%	7/15/34	100	95
Monsanto Co.	5.875%	4/15/38	75	83
Monsanto Co.	3.950%	4/15/45	200	174
Monsanto Co.	4.700%	7/15/64	300	270
Mosaic Co.	3.750%	11/15/21	150	154
Mosaic Co.	5.450%	11/15/33	100	99
Mosaic Co.	5.625%	11/15/43	100	96
Newmont Mining Corp.	5.875%	4/1/35	100	108
Newmont Mining Corp.	4.875%	3/15/42	250	236
Nucor Corp.	5.850%	6/1/18	150	158
Nucor Corp.	6.400%	12/1/37	100	125
Nucor Corp.	5.200%	8/1/43	200	225
Packaging Corp. of America	3.900%	6/15/22	100	103
Packaging Corp. of America	4.500%	11/1/23	350	370
Placer Dome Inc.	6.450%	10/15/35	75	79
Plum Creek Timberlands LP	4.700%	3/15/21	75	79
Potash Corp. of Saskatchewan Inc.	4.875%	3/30/20	125	133
Potash Corp. of Saskatchewan Inc.	3.000%	4/1/25	250	235
Potash Corp. of Saskatchewan Inc.	4.000%	12/15/26	100	100
Potash Corp. of Saskatchewan Inc.	5.625%	12/1/40	275	296
PPG Industries Inc.	2.300%	11/15/19	400	401
Praxair Inc.	4.500%	8/15/19	50	53
Praxair Inc.	3.000%	9/1/21	75	76
Praxair Inc.	2.450%	2/15/22	450	446
Praxair Inc.	2.200%	8/15/22	200	195
Praxair Inc.	3.550%	11/7/42	50	46
Rayonier Inc.	3.750%	4/1/22	50	50
Reliance Steel & Aluminum Co.	4.500%	4/15/23	75	75
Rio Tinto Alcan Inc.	6.125%	12/15/33	225	243
Rio Tinto Finance USA Ltd.	9.000%	5/1/19	218	252
Rio Tinto Finance USA Ltd.	3.750%	9/20/21	300	314
Rio Tinto Finance USA Ltd.	3.750%	6/15/25	820	846
Rio Tinto Finance USA Ltd.	7.125%	7/15/28	75	97
Rio Tinto Finance USA Ltd.	5.200%	11/2/40	125	143
Rio Tinto Finance USA plc	3.500%	3/22/22	10	10
Rio Tinto Finance USA plc	2.875%	8/21/22	10	10
Rio Tinto Finance USA plc	4.750%	3/22/42	150	161
Rohm & Haas Co.	7.850%	7/15/29	250	337
RPM International Inc.	6.125%	10/15/19	25	27

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	RPM International Inc.	3.450%	11/15/22	100	99
	Sherwin-Williams Co.	3.450%	8/1/25	225	222
	Sherwin-Williams Co.	4.550%	8/1/45	90	89
	Southern Copper Corp.	5.375%	4/16/20	75	81
	Southern Copper Corp.	3.500%	11/8/22	400	398
	Southern Copper Corp.	3.875%	4/23/25	50	49
	Southern Copper Corp.	7.500%	7/27/35	100	115
	Southern Copper Corp.	6.750%	4/16/40	125	134
	Southern Copper Corp.	5.875%	4/23/45	700	687
	Syngenta Finance NV	3.125%	3/28/22	100	99
	Syngenta Finance NV	4.375%	3/28/42	50	44
	Vale Overseas Ltd.	5.625%	9/15/19	175	185
	Vale Overseas Ltd.	5.875%	6/10/21	600	626
	Vale Overseas Ltd.	4.375%	1/11/22	700	688
	Vale Overseas Ltd.	6.250%	8/10/26	200	209
	Vale Overseas Ltd.	8.250%	1/17/34	50	55
	Vale Overseas Ltd.	6.875%	11/21/36	275	272
	Vale Overseas Ltd.	6.875%	11/10/39	450	439
	Vale SA	5.625%	9/11/42	300	265
	Valspar Corp.	7.250%	6/15/19	100	111
	Valspar Corp.	3.950%	1/15/26	200	199
	Westlake Chemical Corp.	3.600%	7/15/22	25	25
[8]	Westlake Chemical Corp.	3.600%	8/15/26	200	191
[8]	Westlake Chemical Corp.	5.000%	8/15/46	200	197
	WestRock RKT Co.	3.500%	3/1/20	150	153
	WestRock RKT Co.	4.900%	3/1/22	100	109
	Weyerhaeuser Co.	7.375%	10/1/19	250	281
	Weyerhaeuser Co.	8.500%	1/15/25	50	64
	Weyerhaeuser Co.	7.375%	3/15/32	100	126
	Weyerhaeuser Co.	6.875%	12/15/33	50	60
	Yamana Gold Inc.	4.950%	7/15/24	110	108

	Capital Goods (1.4%)
	3M Co.	1.375%	8/7/18	100	100
	3M Co.	2.000%	8/7/20	100	100
	3M Co.	1.625%	9/19/21	150	146
	3M Co.	3.000%	8/7/25	100	101
	3M Co.	2.250%	9/19/26	150	140
	3M Co.	6.375%	2/15/28	100	128
	3M Co.	5.700%	3/15/37	125	157
	3M Co.	3.125%	9/19/46	75	66
	ABB Finance USA Inc.	4.375%	5/8/42	25	26
	Acuity Brands Lighting Inc.	6.000%	12/15/19	50	55
	Bemis Co. Inc.	3.100%	9/15/26	50	48
	Boeing Co.	6.000%	3/15/19	400	435
	Boeing Co.	4.875%	2/15/20	175	190
	Boeing Co.	1.650%	10/30/20	100	98
	Boeing Co.	2.200%	10/30/22	100	98
	Boeing Co.	1.875%	6/15/23	100	95
	Boeing Co.	2.500%	3/1/25	500	481
	Boeing Co.	2.250%	6/15/26	100	94
	Boeing Co.	6.625%	2/15/38	50	67
	Boeing Co.	6.875%	3/15/39	75	105
	Boeing Co.	5.875%	2/15/40	275	347
	Boeing Co.	3.375%	6/15/46	75	68
	Carlisle Cos. Inc.	3.750%	11/15/22	75	74
	Caterpillar Financial Services Corp.	1.500%	2/23/18	250	250
	Caterpillar Financial Services Corp.	1.800%	11/13/18	250	250
	Caterpillar Financial Services Corp.	7.150%	2/15/19	325	360
	Caterpillar Financial Services Corp.	2.250%	12/1/19	550	552
	Caterpillar Financial Services Corp.	2.000%	3/5/20	250	248
	Caterpillar Financial Services Corp.	2.500%	11/13/20	50	50
	Caterpillar Financial Services Corp.	1.700%	8/9/21	300	288
	Caterpillar Financial Services Corp.	2.750%	8/20/21	100	100
	Caterpillar Financial Services Corp.	3.300%	6/9/24	250	252
	Caterpillar Financial Services Corp.	2.400%	8/9/26	100	94
	Caterpillar Inc.	3.900%	5/27/21	125	132
	Caterpillar Inc.	2.600%	6/26/22	50	50
	Caterpillar Inc.	3.400%	5/15/24	250	256
	Caterpillar Inc.	5.200%	5/27/41	150	173
	Caterpillar Inc.	3.803%	8/15/42	343	330

	Crane Co.	2.750%	12/15/18	50	51
	Crane Co.	4.450%	12/15/23	50	51
	CRH America Inc.	8.125%	7/15/18	100	109
	CRH America Inc.	5.750%	1/15/21	75	83
	Deere & Co.	4.375%	10/16/19	175	186
	Deere & Co.	2.600%	6/8/22	125	124
	Deere & Co.	5.375%	10/16/29	125	149
	Deere & Co.	7.125%	3/3/31	100	135
	Deere & Co.	3.900%	6/9/42	75	75
	Dover Corp.	5.450%	3/15/18	200	209
	Dover Corp.	3.150%	11/15/25	200	200
	Dover Corp.	6.600%	3/15/38	75	98
	Eaton Corp.	5.600%	5/15/18	300	315
	Eaton Corp.	2.750%	11/2/22	200	198
	Eaton Corp.	4.000%	11/2/32	25	25
	Eaton Corp.	4.150%	11/2/42	50	49
	Eaton Electric Holdings LLC	3.875%	12/15/20	100	103
	Embraer Netherlands Finance BV	5.050%	6/15/25	200	199
[8]	Embraer Overseas Ltd.	5.696%	9/16/23	100	105
	Emerson Electric Co.	4.875%	10/15/19	25	27
	Emerson Electric Co.	4.250%	11/15/20	25	27
	Emerson Electric Co.	2.625%	12/1/21	150	151
	Emerson Electric Co.	3.150%	6/1/25	200	202
	Emerson Electric Co.	6.000%	8/15/32	275	332
	FLIR Systems Inc.	3.125%	6/15/21	50	50
	Flowserve Corp.	3.500%	9/15/22	250	250
	Flowserve Corp.	4.000%	11/15/23	50	51
[8]	Fortive Corp.	2.350%	6/15/21	100	99
[8]	Fortive Corp.	3.150%	6/15/26	150	147
[8]	Fortive Corp.	4.300%	6/15/46	100	98
	Fortune Brands Home & Security Inc.	3.000%	6/15/20	75	76
	Fortune Brands Home & Security Inc.	4.000%	6/15/25	100	102
	General Dynamics Corp.	1.875%	8/15/23	300	284
	General Dynamics Corp.	3.600%	11/15/42	100	94
	General Electric Capital Corp.	1.250%	5/15/17	150	150
	General Electric Capital Corp.	1.600%	11/20/17	175	175
	General Electric Capital Corp.	2.300%	1/14/19	150	152
	General Electric Capital Corp.	6.000%	8/7/19	194	214
	General Electric Capital Corp.	2.100%	12/11/19	25	25
	General Electric Capital Corp.	5.500%	1/8/20	211	231
	General Electric Capital Corp.	2.200%	1/9/20	165	165
	General Electric Capital Corp.	5.550%	5/4/20	108	120
	General Electric Capital Corp.	4.375%	9/16/20	128	137
	General Electric Capital Corp.	4.625%	1/7/21	201	218
	General Electric Capital Corp.	5.300%	2/11/21	172	191
	General Electric Capital Corp.	4.650%	10/17/21	347	380
	General Electric Capital Corp.	3.150%	9/7/22	91	93
	General Electric Capital Corp.	3.100%	1/9/23	224	227
	General Electric Capital Corp.	3.450%	5/15/24	160	164
	General Electric Capital Corp.	6.750%	3/15/32	705	934
	General Electric Capital Corp.	6.150%	8/7/37	161	207
	General Electric Capital Corp.	5.875%	1/14/38	510	641
	General Electric Capital Corp.	6.875%	1/10/39	413	582
	General Electric Co.	2.700%	10/9/22	1,100	1,099
	General Electric Co.	4.125%	10/9/42	375	378
	General Electric Co.	4.500%	3/11/44	350	374
	Harris Corp.	1.999%	4/27/18	125	125
	Harris Corp.	2.700%	4/27/20	75	75
	Harris Corp.	4.400%	12/15/20	175	185
	Harris Corp.	3.832%	4/27/25	200	203
	Harris Corp.	4.854%	4/27/35	100	105
	Harris Corp.	6.150%	12/15/40	75	85
	Harris Corp.	5.054%	4/27/45	100	105
	Hexcel Corp.	4.700%	8/15/25	100	102
	Honeywell International Inc.	1.400%	10/30/19	125	124
	Honeywell International Inc.	4.250%	3/1/21	450	486
	Honeywell International Inc.	1.850%	11/1/21	100	98
	Honeywell International Inc.	2.500%	11/1/26	100	95
	Honeywell International Inc.	5.700%	3/15/37	200	246
	Honeywell International Inc.	5.375%	3/1/41	150	182
	Hubbell Inc.	3.350%	3/1/26	75	74

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Illinois Tool Works Inc.	6.250%	4/1/19	100	109
Illinois Tool Works Inc.	3.375%	9/15/21	100	104
Illinois Tool Works Inc.	3.500%	3/1/24	200	207
Illinois Tool Works Inc.	2.650%	11/15/26	300	286
Illinois Tool Works Inc.	4.875%	9/15/41	75	84
Illinois Tool Works Inc.	3.900%	9/1/42	175	175
Ingersoll-Rand Global Holding Co. Ltd.	6.875%	8/15/18	300	324
Ingersoll-Rand Global Holding Co. Ltd.	2.875%	1/15/19	50	51
Ingersoll-Rand Global Holding Co. Ltd.	4.250%	6/15/23	175	185
Ingersoll-Rand Global Holding Co. Ltd.	5.750%	6/15/43	25	29
John Deere Capital Corp.	1.350%	1/16/18	100	100
John Deere Capital Corp.	1.300%	3/12/18	50	50
John Deere Capital Corp.	1.750%	8/10/18	75	75
John Deere Capital Corp.	5.750%	9/10/18	275	293
John Deere Capital Corp.	1.950%	1/8/19	300	301
John Deere Capital Corp.	1.250%	10/9/19	500	491
John Deere Capital Corp.	1.700%	1/15/20	125	123
John Deere Capital Corp.	2.050%	3/10/20	250	248
John Deere Capital Corp.	2.450%	9/11/20	75	75
John Deere Capital Corp.	2.550%	1/8/21	350	351
John Deere Capital Corp.	2.800%	3/4/21	100	101
John Deere Capital Corp.	3.900%	7/12/21	100	106
John Deere Capital Corp.	3.150%	10/15/21	25	26
John Deere Capital Corp.	2.800%	1/27/23	50	50
John Deere Capital Corp.	2.800%	3/6/23	300	299
John Deere Capital Corp.	3.400%	9/11/25	75	77
John Deere Capital Corp.	2.650%	6/10/26	100	96
Johnson Controls International plc	5.000%	3/30/20	125	134
Johnson Controls International plc	4.250%	3/1/21	150	159
Johnson Controls International plc	3.750%	12/1/21	100	104
Johnson Controls International plc	0.000%	7/2/24	135	138
Johnson Controls International plc	3.900%	2/14/26	100	103
Johnson Controls International plc	6.000%	1/15/36	50	57
Johnson Controls International plc	5.250%	12/1/41	100	107
Johnson Controls International plc	5.125%	9/14/45	100	105
Johnson Controls International plc	0.000%	7/2/64	100	93
Kennametal Inc.	2.650%	11/1/19	75	74
Kennametal Inc.	3.875%	2/15/22	50	49
L3 Technologies Inc.	5.200%	10/15/19	100	108
L3 Technologies Inc.	4.750%	7/15/20	75	80
L3 Technologies Inc.	4.950%	2/15/21	75	81
L3 Technologies Inc.	3.950%	5/28/24	103	104
L3 Technologies Inc.	3.850%	12/15/26	50	50
Lafarge SA	7.125%	7/15/36	100	121
Leggett & Platt Inc.	3.800%	11/15/24	100	100
Lennox International Inc.	3.000%	11/15/23	100	97
Lockheed Martin Corp.	1.850%	11/23/18	75	75
Lockheed Martin Corp.	2.500%	11/23/20	140	141
Lockheed Martin Corp.	3.350%	9/15/21	725	748
Lockheed Martin Corp.	3.100%	1/15/23	200	202
Lockheed Martin Corp.	3.550%	1/15/26	280	285
Lockheed Martin Corp.	3.600%	3/1/35	150	142
Lockheed Martin Corp.	4.500%	5/15/36	100	106
Lockheed Martin Corp.	6.150%	9/1/36	375	469
Lockheed Martin Corp.	5.500%	11/15/39	25	29
Lockheed Martin Corp.	4.700%	5/15/46	275	299
Martin Marietta Materials Inc.	6.600%	4/15/18	50	53
Martin Marietta Materials Inc.	4.250%	7/2/24	100	101
Mohawk Industries Inc.	3.850%	2/1/23	100	102
Northrop Grumman Corp.	1.750%	6/1/18	275	276
Northrop Grumman Corp.	3.500%	3/15/21	200	207
Northrop Grumman Corp.	3.250%	8/1/23	150	153
Northrop Grumman Corp.	3.200%	2/1/27	250	247
Northrop Grumman Corp.	5.050%	11/15/40	50	55
Northrop Grumman Corp.	4.750%	6/1/43	275	299
Owens Corning	4.200%	12/15/22	150	156
Owens Corning	3.400%	8/15/26	200	190
Parker-Hannifin Corp.	5.500%	5/15/18	50	53
Parker-Hannifin Corp.	3.500%	9/15/22	100	104
Parker-Hannifin Corp.	3.300%	11/21/24	100	101

	Parker-Hannifin Corp.	6.250%	5/15/38	25	32
	Parker-Hannifin Corp.	4.450%	11/21/44	200	211
	Pentair Finance SA	2.650%	12/1/19	250	249
	Precision Castparts Corp.	1.250%	1/15/18	325	325
	Precision Castparts Corp.	2.250%	6/15/20	150	150
	Precision Castparts Corp.	2.500%	1/15/23	75	74
	Precision Castparts Corp.	3.250%	6/15/25	100	101
	Precision Castparts Corp.	3.900%	1/15/43	75	73
	Precision Castparts Corp.	4.375%	6/15/45	100	105
	Raytheon Co.	4.400%	2/15/20	100	107
	Raytheon Co.	3.125%	10/15/20	25	26
	Raytheon Co.	2.500%	12/15/22	275	273
	Raytheon Co.	7.200%	8/15/27	25	34
	Raytheon Co.	4.700%	12/15/41	500	551
	Republic Services Inc.	3.800%	5/15/18	150	154
	Republic Services Inc.	5.500%	9/15/19	150	163
	Republic Services Inc.	5.000%	3/1/20	125	134
	Republic Services Inc.	5.250%	11/15/21	175	194
	Republic Services Inc.	3.550%	6/1/22	50	52
	Republic Services Inc.	3.200%	3/15/25	250	246
	Republic Services Inc.	6.200%	3/1/40	50	63
	Republic Services Inc.	5.700%	5/15/41	100	120
	Rockwell Automation Inc.	6.700%	1/15/28	50	64
	Rockwell Automation Inc.	6.250%	12/1/37	100	123
	Rockwell Collins Inc.	5.250%	7/15/19	25	27
	Rockwell Collins Inc.	3.100%	11/15/21	50	50
	Rockwell Collins Inc.	4.800%	12/15/43	65	68
	Roper Technologies Inc.	2.050%	10/1/18	200	201
	Roper Technologies Inc.	6.250%	9/1/19	75	82
	Roper Technologies Inc.	3.000%	12/15/20	125	126
	Roper Technologies Inc.	3.850%	12/15/25	100	101
	Snap-on Inc.	6.125%	9/1/21	75	87
	Sonoco Products Co.	4.375%	11/1/21	25	26
	Sonoco Products Co.	5.750%	11/1/40	145	162
	Spirit AeroSystems Inc.	3.850%	6/15/26	65	63
	Stanley Black & Decker Inc.	1.622%	11/17/18	100	99
	Stanley Black & Decker Inc.	2.451%	11/17/18	100	101
	Stanley Black & Decker Inc.	3.400%	12/1/21	150	155
	Stanley Black & Decker Inc.	5.200%	9/1/40	125	135
	Textron Inc.	3.875%	3/1/25	250	251
	Textron Inc.	4.000%	3/15/26	100	100
	Timken CO	3.875%	9/1/24	100	98
	United Technologies Corp.	1.500%	11/1/19	100	99
	United Technologies Corp.	4.500%	4/15/20	100	107
	United Technologies Corp.	1.950%	11/1/21	100	98
	United Technologies Corp.	3.100%	6/1/22	485	497
	United Technologies Corp.	2.650%	11/1/26	100	96
	United Technologies Corp.	6.700%	8/1/28	100	130
	United Technologies Corp.	7.500%	9/15/29	125	173
	United Technologies Corp.	5.400%	5/1/35	150	175
	United Technologies Corp.	6.050%	6/1/36	100	125
	United Technologies Corp.	6.125%	7/15/38	300	385
	United Technologies Corp.	5.700%	4/15/40	100	122
	United Technologies Corp.	4.500%	6/1/42	550	587
	United Technologies Corp.	4.150%	5/15/45	100	101
	United Technologies Corp.	3.750%	11/1/46	150	141
	Valmont Industries Inc.	5.000%	10/1/44	180	157
	Valmont Industries Inc.	5.250%	10/1/54	100	87
	Vulcan Materials Co.	7.500%	6/15/21	100	118
	Vulcan Materials Co.	4.500%	4/1/25	200	209
[8]	Wabtec Corp.	3.450%	11/15/26	150	144
	Waste Management Inc.	6.100%	3/15/18	375	394
	Waste Management Inc.	4.600%	3/1/21	50	54
	Waste Management Inc.	2.400%	5/15/23	175	169
	Waste Management Inc.	3.500%	5/15/24	100	103
	Waste Management Inc.	3.900%	3/1/35	250	247
	Waste Management Inc.	4.100%	3/1/45	100	99
	WW Grainger Inc.	4.600%	6/15/45	450	480
	WW Grainger Inc.	3.750%	5/15/46	75	70
	Xylem Inc.	4.375%	11/1/46	100	98

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Communication (2.6%)
	21st Century Fox America Inc.	4.500%	2/15/21	550	588
	21st Century Fox America Inc.	3.000%	9/15/22	150	149
	21st Century Fox America Inc.	3.700%	10/15/25	100	101
	21st Century Fox America Inc.	6.550%	3/15/33	200	243
	21st Century Fox America Inc.	6.200%	12/15/34	350	410
	21st Century Fox America Inc.	6.400%	12/15/35	365	435
	21st Century Fox America Inc.	8.150%	10/17/36	175	237
	21st Century Fox America Inc.	6.150%	3/1/37	225	263
	21st Century Fox America Inc.	6.900%	8/15/39	100	125
	21st Century Fox America Inc.	6.150%	2/15/41	250	295
	21st Century Fox America Inc.	4.750%	9/15/44	100	99
	21st Century Fox America Inc.	7.750%	12/1/45	100	138
[8]	Activision Blizzard Inc.	2.300%	9/15/21	125	121
[8]	Activision Blizzard Inc.	3.400%	9/15/26	175	164
	America Movil SAB de CV	5.000%	10/16/19	400	429
	America Movil SAB de CV	6.375%	3/1/35	175	203
	America Movil SAB de CV	6.125%	11/15/37	150	172
	America Movil SAB de CV	6.125%	3/30/40	475	546
	America Movil SAB de CV	4.375%	7/16/42	250	231
	American Tower Corp.	4.500%	1/15/18	225	231
	American Tower Corp.	2.800%	6/1/20	75	75
	American Tower Corp.	3.450%	9/15/21	625	632
	American Tower Corp.	5.900%	11/1/21	500	560
	American Tower Corp.	2.250%	1/15/22	125	120
	American Tower Corp.	3.500%	1/31/23	50	50
	American Tower Corp.	5.000%	2/15/24	150	161
	American Tower Corp.	4.000%	6/1/25	100	100
	American Tower Corp.	4.400%	2/15/26	100	102
	American Tower Corp.	3.125%	1/15/27	100	92
	AT&T Inc.	5.500%	2/1/18	100	104
	AT&T Inc.	5.600%	5/15/18	450	472
	AT&T Inc.	2.375%	11/27/18	400	403
	AT&T Inc.	5.800%	2/15/19	250	268
	AT&T Inc.	2.300%	3/11/19	100	100
	AT&T Inc.	5.875%	10/1/19	475	519
	AT&T Inc.	2.450%	6/30/20	500	496
	AT&T Inc.	4.600%	2/15/21	175	185
	AT&T Inc.	5.000%	3/1/21	750	806
	AT&T Inc.	4.450%	5/15/21	275	290
	AT&T Inc.	3.875%	8/15/21	250	258
	AT&T Inc.	3.000%	2/15/22	300	297
	AT&T Inc.	3.000%	6/30/22	500	490
	AT&T Inc.	2.625%	12/1/22	350	335
	AT&T Inc.	3.600%	2/17/23	1,125	1,129
	AT&T Inc.	3.950%	1/15/25	200	200
	AT&T Inc.	3.400%	5/15/25	895	859
	AT&T Inc.	4.125%	2/17/26	475	479
	AT&T Inc.	6.450%	6/15/34	265	300
	AT&T Inc.	4.500%	5/15/35	200	193
	AT&T Inc.	6.500%	9/1/37	175	206
	AT&T Inc.	6.300%	1/15/38	275	310
	AT&T Inc.	6.550%	2/15/39	50	58
	AT&T Inc.	6.350%	3/15/40	100	114
	AT&T Inc.	6.000%	8/15/40	300	332
	AT&T Inc.	5.350%	9/1/40	881	897
	AT&T Inc.	5.550%	8/15/41	225	235
	AT&T Inc.	5.150%	3/15/42	375	373
	AT&T Inc.	4.300%	12/15/42	271	242
	AT&T Inc.	4.800%	6/15/44	600	568
	AT&T Inc.	4.350%	6/15/45	699	619
	AT&T Inc.	4.750%	5/15/46	550	521
	AT&T Inc.	4.500%	3/9/48	582	524
	AT&T Inc.	4.550%	3/9/49	62	56
	AT&T Mobility LLC	7.125%	12/15/31	75	93
	Bellsouth Capital Funding Corp.	7.875%	2/15/30	78	97
	BellSouth LLC	6.875%	10/15/31	78	91
	BellSouth LLC	6.550%	6/15/34	79	87
	BellSouth LLC	6.000%	11/15/34	64	66
	BellSouth Telecommunications LLC	6.375%	6/1/28	45	50
	British Telecommunications plc	5.950%	1/15/18	300	312

British Telecommunications plc	9.125%	12/15/30	466	706
CBS Corp.	4.300%	2/15/21	275	291
CBS Corp.	3.700%	8/15/24	175	176
CBS Corp.	3.500%	1/15/25	300	296
CBS Corp.	2.900%	1/15/27	125	116
CBS Corp.	5.900%	10/15/40	275	308
CBS Corp.	4.850%	7/1/42	100	98
CBS Corp.	4.600%	1/15/45	125	120
CC Holdings GS V LLC / Crown
Castle GS III Corp.	3.849%	4/15/23	250	254
Charter Communications Operating
LLC / Charter Communications
Operating Capital	3.579%	7/23/20	375	382
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.464%	7/23/22	250	262
Charter Communications Operating
LLC / Charter Communications
Operating Capital	4.908%	7/23/25	825	867
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.384%	10/23/35	350	399
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.484%	10/23/45	600	693
Charter Communications Operating
LLC / Charter Communications
Operating Capital	6.834%	10/23/55	75	87
Comcast Cable Communications
Holdings Inc.	9.455%	11/15/22	139	187
Comcast Corp.	5.875%	2/15/18	325	341
Comcast Corp.	5.700%	5/15/18	175	185
Comcast Corp.	5.700%	7/1/19	850	930
Comcast Corp.	5.150%	3/1/20	325	354
Comcast Corp.	3.375%	2/15/25	150	151
Comcast Corp.	3.375%	8/15/25	250	251
Comcast Corp.	3.150%	3/1/26	150	148
Comcast Corp.	4.250%	1/15/33	275	285
Comcast Corp.	4.200%	8/15/34	175	179
Comcast Corp.	5.650%	6/15/35	400	475
Comcast Corp.	4.400%	8/15/35	200	209
Comcast Corp.	6.500%	11/15/35	750	963
Comcast Corp.	3.200%	7/15/36	175	157
Comcast Corp.	6.450%	3/15/37	75	96
Comcast Corp.	6.950%	8/15/37	225	306
Comcast Corp.	4.650%	7/15/42	535	555
Comcast Corp.	4.500%	1/15/43	125	128
Comcast Corp.	4.750%	3/1/44	175	187
Comcast Corp.	4.600%	8/15/45	250	260
Comcast Corp.	3.400%	7/15/46	250	216
Crown Castle International Corp.	3.400%	2/15/21	300	304
Crown Castle International Corp.	2.250%	9/1/21	125	120
Crown Castle International Corp.	4.875%	4/15/22	150	160
Crown Castle International Corp.	5.250%	1/15/23	275	298
Crown Castle International Corp.	4.450%	2/15/26	250	258
Crown Castle International Corp.	3.700%	6/15/26	175	172
Deutsche Telekom International
Finance BV	6.750%	8/20/18	75	81
Deutsche Telekom International
Finance BV	6.000%	7/8/19	150	164
Deutsche Telekom International
Finance BV	8.750%	6/15/30	700	1,028
Discovery Communications LLC	5.050%	6/1/20	350	375
Discovery Communications LLC	4.375%	6/15/21	25	26
Discovery Communications LLC	3.300%	5/15/22	125	125
Discovery Communications LLC	3.250%	4/1/23	100	98
Discovery Communications LLC	3.450%	3/15/25	150	143
Discovery Communications LLC	4.900%	3/11/26	150	158
Discovery Communications LLC	4.875%	4/1/43	125	115
Electronic Arts Inc.	3.700%	3/1/21	100	103
Electronic Arts Inc.	4.800%	3/1/26	100	105

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Grupo Televisa SAB	6.625%	3/18/25	100	113
	Grupo Televisa SAB	4.625%	1/30/26	500	505
	Grupo Televisa SAB	6.625%	1/15/40	175	184
	GTE Corp.	6.940%	4/15/28	75	93
	Historic TW Inc.	9.150%	2/1/23	195	252
	Historic TW Inc.	6.625%	5/15/29	66	81
	Interpublic Group of Cos. Inc.	3.750%	2/15/23	100	100
	Interpublic Group of Cos. Inc.	4.200%	4/15/24	175	178
	Koninklijke KPN NV	8.375%	10/1/30	175	233
	Moody’s Corp.	4.500%	9/1/22	175	187
	Moody’s Corp.	4.875%	2/15/24	250	270
	Moody’s Corp.	5.250%	7/15/44	250	274
	NBCUniversal Media LLC	5.150%	4/30/20	125	137
	NBCUniversal Media LLC	4.375%	4/1/21	175	189
	NBCUniversal Media LLC	2.875%	1/15/23	225	224
	NBCUniversal Media LLC	6.400%	4/30/40	300	387
	NBCUniversal Media LLC	5.950%	4/1/41	150	183
	NBCUniversal Media LLC	4.450%	1/15/43	325	331
	New Cingular Wireless Services Inc.	8.750%	3/1/31	75	106
	Omnicom Group Inc.	4.450%	8/15/20	300	318
	Omnicom Group Inc.	3.625%	5/1/22	325	334
	Omnicom Group Inc.	3.650%	11/1/24	200	200
	Omnicom Group Inc.	3.600%	4/15/26	275	271
	Orange SA	1.625%	11/3/19	175	172
	Orange SA	4.125%	9/14/21	325	343
	Orange SA	9.000%	3/1/31	425	639
	Orange SA	5.375%	1/13/42	250	281
	Orange SA	5.500%	2/6/44	165	189
	Pacific Bell Telephone Co.	7.125%	3/15/26	50	60
	Qwest Corp.	6.750%	12/1/21	200	218
	Qwest Corp.	7.250%	9/15/25	25	27
	Qwest Corp.	6.875%	9/15/33	296	280
	Qwest Corp.	7.125%	11/15/43	100	95
	RELX Capital Inc.	3.125%	10/15/22	282	279
	Rogers Communications Inc.	6.800%	8/15/18	150	162
	Rogers Communications Inc.	3.000%	3/15/23	205	204
	Rogers Communications Inc.	4.100%	10/1/23	175	183
	Rogers Communications Inc.	2.900%	11/15/26	100	93
	Rogers Communications Inc.	4.500%	3/15/43	65	63
	Rogers Communications Inc.	5.000%	3/15/44	190	203
	S&P Global Inc.	2.500%	8/15/18	100	101
	S&P Global Inc.	3.300%	8/14/20	125	127
	S&P Global Inc.	4.000%	6/15/25	125	128
	S&P Global Inc.	4.400%	2/15/26	200	210
[8]	S&P Global Inc.	2.950%	1/22/27	100	93
	S&P Global Inc.	6.550%	11/15/37	150	178
	Scripps Networks Interactive Inc.	2.750%	11/15/19	150	152
	Scripps Networks Interactive Inc.	2.800%	6/15/20	100	100
	Scripps Networks Interactive Inc.	3.900%	11/15/24	50	51
	Telefonica Emisiones SAU	3.192%	4/27/18	325	329
	Telefonica Emisiones SAU	5.877%	7/15/19	100	108
	Telefonica Emisiones SAU	5.134%	4/27/20	225	241
	Telefonica Emisiones SAU	5.462%	2/16/21	225	246
	Telefonica Emisiones SAU	4.570%	4/27/23	200	210
	Telefonica Emisiones SAU	7.045%	6/20/36	425	492
	TELUS Corp.	2.800%	2/16/27	100	93
	Thomson Reuters Corp.	4.700%	10/15/19	300	318
	Thomson Reuters Corp.	3.850%	9/29/24	100	101
	Thomson Reuters Corp.	5.500%	8/15/35	75	80
	Thomson Reuters Corp.	5.850%	4/15/40	150	164
	Thomson Reuters Corp.	5.650%	11/23/43	375	409
	Time Warner Cable LLC	6.750%	7/1/18	850	908
	Time Warner Cable LLC	8.750%	2/14/19	200	225
	Time Warner Cable LLC	8.250%	4/1/19	225	253
	Time Warner Cable LLC	5.000%	2/1/20	350	371
	Time Warner Cable LLC	6.550%	5/1/37	200	227
	Time Warner Cable LLC	7.300%	7/1/38	50	61
	Time Warner Cable LLC	6.750%	6/15/39	200	233
	Time Warner Cable LLC	5.875%	11/15/40	500	531
	Time Warner Cable LLC	4.500%	9/15/42	350	316
	Time Warner Entertainment Co. LP	8.375%	3/15/23	175	220

Time Warner Entertainment Co. LP	8.375%	7/15/33	250	329
Time Warner Inc.	4.875%	3/15/20	350	374
Time Warner Inc.	4.700%	1/15/21	50	54
Time Warner Inc.	4.750%	3/29/21	425	455
Time Warner Inc.	3.600%	7/15/25	225	223
Time Warner Inc.	3.875%	1/15/26	100	100
Time Warner Inc.	3.800%	2/15/27	500	497
Time Warner Inc.	7.625%	4/15/31	200	271
Time Warner Inc.	7.700%	5/1/32	275	372
Time Warner Inc.	6.200%	3/15/40	100	115
Time Warner Inc.	6.100%	7/15/40	175	200
Time Warner Inc.	6.250%	3/29/41	50	58
Time Warner Inc.	4.900%	6/15/42	325	322
Time Warner Inc.	5.350%	12/15/43	25	27
Time Warner Inc.	4.850%	7/15/45	100	99
Verizon Communications Inc.	5.500%	2/15/18	475	495
Verizon Communications Inc.	3.650%	9/14/18	560	578
Verizon Communications Inc.	1.375%	8/15/19	250	246
Verizon Communications Inc.	2.625%	2/21/20	539	543
Verizon Communications Inc.	4.500%	9/15/20	560	598
Verizon Communications Inc.	3.450%	3/15/21	300	308
Verizon Communications Inc.	4.600%	4/1/21	675	723
Verizon Communications Inc.	1.750%	8/15/21	225	215
Verizon Communications Inc.	3.000%	11/1/21	800	806
Verizon Communications Inc.	3.500%	11/1/21	100	103
Verizon Communications Inc.	5.150%	9/15/23	1,230	1,356
Verizon Communications Inc.	4.150%	3/15/24	300	312
Verizon Communications Inc.	3.500%	11/1/24	100	100
Verizon Communications Inc.	2.625%	8/15/26	475	437
Verizon Communications Inc.	7.750%	12/1/30	160	214
Verizon Communications Inc.	6.400%	9/15/33	154	186
Verizon Communications Inc.	5.050%	3/15/34	365	384
Verizon Communications Inc.	4.400%	11/1/34	575	565
Verizon Communications Inc.	5.850%	9/15/35	425	485
Verizon Communications Inc.	4.272%	1/15/36	788	758
Verizon Communications Inc.	6.250%	4/1/37	60	71
Verizon Communications Inc.	6.400%	2/15/38	375	447
Verizon Communications Inc.	6.900%	4/15/38	165	201
Verizon Communications Inc.	4.750%	11/1/41	375	368
Verizon Communications Inc.	6.550%	9/15/43	792	982
Verizon Communications Inc.	4.125%	8/15/46	400	361
Verizon Communications Inc.	4.862%	8/21/46	256	259
Verizon Communications Inc.	4.522%	9/15/48	788	750
Verizon Communications Inc.	5.012%	8/21/54	1,074	1,066
Verizon Communications Inc.	4.672%	3/15/55	888	836
Viacom Inc.	2.500%	9/1/18	125	125
Viacom Inc.	2.200%	4/1/19	300	297
Viacom Inc.	5.625%	9/15/19	275	296
Viacom Inc.	3.875%	12/15/21	25	25
Viacom Inc.	3.125%	6/15/22	50	49
Viacom Inc.	4.250%	9/1/23	75	75
Viacom Inc.	3.875%	4/1/24	300	290
Viacom Inc.	6.875%	4/30/36	190	206
Viacom Inc.	4.375%	3/15/43	756	602
Viacom Inc.	5.850%	9/1/43	75	73
Viacom Inc.	5.250%	4/1/44	50	45
Vodafone Group plc	1.500%	2/19/18	50	50
Vodafone Group plc	5.450%	6/10/19	150	161
Vodafone Group plc	2.500%	9/26/22	175	167
Vodafone Group plc	2.950%	2/19/23	715	692
Vodafone Group plc	7.875%	2/15/30	150	195
Vodafone Group plc	6.150%	2/27/37	125	141
Vodafone Group plc	4.375%	2/19/43	500	441
Walt Disney Co.	1.500%	9/17/18	100	100
Walt Disney Co.	1.650%	1/8/19	100	100
Walt Disney Co.	1.850%	5/30/19	50	50
Walt Disney Co.	2.150%	9/17/20	150	150
Walt Disney Co.	2.300%	2/12/21	250	251
Walt Disney Co.	2.750%	8/16/21	100	102
Walt Disney Co.	2.350%	12/1/22	75	74
Walt Disney Co.	3.150%	9/17/25	150	151

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Walt Disney Co.	3.000%	2/13/26	300	299
Walt Disney Co.	1.850%	7/30/26	250	224
Walt Disney Co.	4.375%	8/16/41	75	79
Walt Disney Co.	4.125%	12/1/41	275	279
Walt Disney Co.	3.700%	12/1/42	125	120
Walt Disney Co.	4.125%	6/1/44	75	77
WPP Finance 2010	4.750%	11/21/21	208	225
WPP Finance 2010	3.625%	9/7/22	200	203
WPP Finance 2010	3.750%	9/19/24	100	100
WPP Finance 2010	5.625%	11/15/43	50	53

Consumer Cyclical (2.1%)
Advance Auto Parts Inc.	5.750%	5/1/20	125	134
Alibaba Group Holding Ltd.	2.500%	11/28/19	360	361
Alibaba Group Holding Ltd.	3.125%	11/28/21	300	300
Alibaba Group Holding Ltd.	3.600%	11/28/24	200	199
Alibaba Group Holding Ltd.	4.500%	11/28/34	80	80
Amazon.com Inc.	2.600%	12/5/19	300	306
Amazon.com Inc.	3.300%	12/5/21	200	207
Amazon.com Inc.	2.500%	11/29/22	150	148
Amazon.com Inc.	3.800%	12/5/24	120	126
Amazon.com Inc.	4.800%	12/5/34	225	247
Amazon.com Inc.	4.950%	12/5/44	250	285
American Honda Finance Corp.	1.600%	7/13/18	100	100
American Honda Finance Corp.	2.125%	10/10/18	125	126
American Honda Finance Corp.	1.200%	7/12/19	200	196
American Honda Finance Corp.	2.250%	8/15/19	275	277
American Honda Finance Corp.	2.450%	9/24/20	225	226
American Honda Finance Corp.	1.650%	7/12/21	150	144
American Honda Finance Corp.	1.700%	9/9/21	200	192
American Honda Finance Corp.	2.300%	9/9/26	50	46
Automatic Data Processing Inc.	2.250%	9/15/20	175	176
Automatic Data Processing Inc.	3.375%	9/15/25	200	204
AutoNation Inc.	6.750%	4/15/18	50	53
AutoNation Inc.	5.500%	2/1/20	55	59
AutoNation Inc.	3.350%	1/15/21	60	60
AutoNation Inc.	4.500%	10/1/25	150	151
AutoZone Inc.	7.125%	8/1/18	50	54
AutoZone Inc.	3.700%	4/15/22	350	361
AutoZone Inc.	2.875%	1/15/23	50	49
AutoZone Inc.	3.125%	7/15/23	125	124
AutoZone Inc.	3.125%	4/21/26	100	96
Bed Bath & Beyond Inc.	4.915%	8/1/34	50	50
Bed Bath & Beyond Inc.	5.165%	8/1/44	150	137
Best Buy Co. Inc.	5.500%	3/15/21	25	27
Block Financial LLC	4.125%	10/1/20	94	96
Block Financial LLC	5.500%	11/1/22	75	79
Block Financial LLC	5.250%	10/1/25	100	101
BorgWarner Inc.	4.625%	9/15/20	25	26
BorgWarner Inc.	3.375%	3/15/25	75	74
BorgWarner Inc.	4.375%	3/15/45	100	96
Carnival Corp.	3.950%	10/15/20	100	105
Coach Inc.	4.250%	4/1/25	70	70
Costco Wholesale Corp.	1.700%	12/15/19	200	200
Costco Wholesale Corp.	1.750%	2/15/20	200	198
Costco Wholesale Corp.	2.250%	2/15/22	100	99
Cummins Inc.	7.125%	3/1/28	100	130
Cummins Inc.	4.875%	10/1/43	125	139
CVS Health Corp.	1.900%	7/20/18	400	401
CVS Health Corp.	2.250%	12/5/18	300	303
CVS Health Corp.	2.250%	8/12/19	100	101
CVS Health Corp.	2.800%	7/20/20	475	482
CVS Health Corp.	2.125%	6/1/21	250	245
CVS Health Corp.	3.500%	7/20/22	150	154
CVS Health Corp.	2.750%	12/1/22	150	148
CVS Health Corp.	4.750%	12/1/22	150	163
CVS Health Corp.	4.000%	12/5/23	195	205
CVS Health Corp.	3.375%	8/12/24	750	751
CVS Health Corp.	5.000%	12/1/24	100	109
CVS Health Corp.	3.875%	7/20/25	465	479
CVS Health Corp.	2.875%	6/1/26	325	309

CVS Health Corp.	5.300%	12/5/43	50	56
CVS Health Corp.	5.125%	7/20/45	675	751
Daimler Finance North America LLC	8.500%	1/18/31	250	374
Delphi Automotive plc	3.150%	11/19/20	150	152
Delphi Automotive plc	4.250%	1/15/26	150	155
Delphi Automotive plc	4.400%	10/1/46	50	46
Delphi Corp.	4.150%	3/15/24	125	129
Dollar General Corp.	3.250%	4/15/23	150	148
Dollar General Corp.	4.150%	11/1/25	105	108
DR Horton Inc.	3.750%	3/1/19	125	128
DR Horton Inc.	4.375%	9/15/22	100	102
DR Horton Inc.	4.750%	2/15/23	100	103
DR Horton Inc.	5.750%	8/15/23	100	108
eBay Inc.	2.200%	8/1/19	300	300
eBay Inc.	3.250%	10/15/20	75	77
eBay Inc.	2.875%	8/1/21	125	125
eBay Inc.	3.800%	3/9/22	100	103
eBay Inc.	2.600%	7/15/22	450	435
eBay Inc.	3.450%	8/1/24	125	123
eBay Inc.	4.000%	7/15/42	25	21
Expedia Inc.	5.950%	8/15/20	75	82
Expedia Inc.	4.500%	8/15/24	100	101
Expedia Inc.	5.000%	2/15/26	275	283
Ford Motor Co.	4.346%	12/8/26	100	101
Ford Motor Co.	6.625%	10/1/28	425	499
Ford Motor Co.	6.375%	2/1/29	100	114
Ford Motor Co.	7.450%	7/16/31	375	470
Ford Motor Co.	4.750%	1/15/43	100	95
Ford Motor Co.	7.400%	11/1/46	100	131
Ford Motor Co.	5.291%	12/8/46	300	304
Ford Motor Credit Co. LLC	2.145%	1/9/18	500	501
Ford Motor Credit Co. LLC	5.000%	5/15/18	650	675
Ford Motor Credit Co. LLC	2.551%	10/5/18	200	201
Ford Motor Credit Co. LLC	2.375%	3/12/19	550	550
Ford Motor Credit Co. LLC	2.597%	11/4/19	550	549
Ford Motor Credit Co. LLC	8.125%	1/15/20	250	288
Ford Motor Credit Co. LLC	2.459%	3/27/20	200	197
Ford Motor Credit Co. LLC	3.157%	8/4/20	200	202
Ford Motor Credit Co. LLC	3.200%	1/15/21	250	250
Ford Motor Credit Co. LLC	5.750%	2/1/21	250	273
Ford Motor Credit Co. LLC	3.336%	3/18/21	200	201
Ford Motor Credit Co. LLC	5.875%	8/2/21	325	358
Ford Motor Credit Co. LLC	4.375%	8/6/23	225	232
Ford Motor Credit Co. LLC	3.664%	9/8/24	200	195
Ford Motor Credit Co. LLC	4.134%	8/4/25	300	301
Ford Motor Credit Co. LLC	4.389%	1/8/26	200	202
General Motors Co.	3.500%	10/2/18	100	102
General Motors Co.	4.875%	10/2/23	250	261
General Motors Co.	4.000%	4/1/25	100	98
General Motors Co.	5.000%	4/1/35	165	161
General Motors Co.	6.600%	4/1/36	50	56
General Motors Co.	6.250%	10/2/43	210	229
General Motors Co.	5.200%	4/1/45	480	457
General Motors Co.	6.750%	4/1/46	130	151
General Motors Financial Co. Inc.	3.250%	5/15/18	90	91
General Motors Financial Co. Inc.	6.750%	6/1/18	335	355
General Motors Financial Co. Inc.	3.100%	1/15/19	275	278
General Motors Financial Co. Inc.	2.400%	5/9/19	100	99
General Motors Financial Co. Inc.	3.500%	7/10/19	230	234
General Motors Financial Co. Inc.	2.350%	10/4/19	200	197
General Motors Financial Co. Inc.	3.150%	1/15/20	65	65
General Motors Financial Co. Inc.	3.200%	7/13/20	700	701
General Motors Financial Co. Inc.	3.700%	11/24/20	275	279
General Motors Financial Co. Inc.	4.200%	3/1/21	175	180
General Motors Financial Co. Inc.	3.200%	7/6/21	225	222
General Motors Financial Co. Inc.	4.375%	9/25/21	100	103
General Motors Financial Co. Inc.	3.450%	4/10/22	205	202
General Motors Financial Co. Inc.	3.700%	5/9/23	200	197
General Motors Financial Co. Inc.	4.250%	5/15/23	225	227
General Motors Financial Co. Inc.	4.000%	1/15/25	175	171
General Motors Financial Co. Inc.	4.300%	7/13/25	300	297

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
General Motors Financial Co. Inc.	5.250%	3/1/26	150	156
General Motors Financial Co. Inc.	4.000%	10/6/26	100	96
Harley-Davidson Inc.	3.500%	7/28/25	100	100
Harley-Davidson Inc.	4.625%	7/28/45	100	99
Harman International Industries Inc.	4.150%	5/15/25	50	52
Home Depot Inc.	3.950%	9/15/20	100	106
Home Depot Inc.	2.000%	4/1/21	175	174
Home Depot Inc.	4.400%	4/1/21	975	1,057
Home Depot Inc.	2.625%	6/1/22	215	216
Home Depot Inc.	3.750%	2/15/24	200	210
Home Depot Inc.	3.000%	4/1/26	125	124
Home Depot Inc.	2.125%	9/15/26	100	92
Home Depot Inc.	5.875%	12/16/36	825	1,036
Home Depot Inc.	5.400%	9/15/40	75	89
Home Depot Inc.	5.950%	4/1/41	75	95
Home Depot Inc.	4.200%	4/1/43	100	103
Home Depot Inc.	4.875%	2/15/44	200	226
Home Depot Inc.	4.250%	4/1/46	330	344
Home Depot Inc.	3.500%	9/15/56	225	198
Hyatt Hotels Corp.	5.375%	8/15/21	50	55
Hyatt Hotels Corp.	3.375%	7/15/23	25	25
Hyatt Hotels Corp.	4.850%	3/15/26	50	53
Kohl’s Corp.	4.000%	11/1/21	725	759
Kohl’s Corp.	4.250%	7/17/25	200	200
Kohl’s Corp.	5.550%	7/17/45	75	71
Lear Corp.	5.250%	1/15/25	200	210
Lowe’s Cos. Inc.	3.750%	4/15/21	500	527
Lowe’s Cos. Inc.	3.875%	9/15/23	275	291
Lowe’s Cos. Inc.	3.125%	9/15/24	100	100
Lowe’s Cos. Inc.	3.375%	9/15/25	200	203
Lowe’s Cos. Inc.	2.500%	4/15/26	250	237
Lowe’s Cos. Inc.	6.875%	2/15/28	25	33
Lowe’s Cos. Inc.	6.500%	3/15/29	200	258
Lowe’s Cos. Inc.	5.800%	10/15/36	175	211
Lowe’s Cos. Inc.	5.125%	11/15/41	325	367
Lowe’s Cos. Inc.	4.650%	4/15/42	100	106
Lowe’s Cos. Inc.	5.000%	9/15/43	50	56
Lowe’s Cos. Inc.	4.375%	9/15/45	50	51
Lowe’s Cos. Inc.	3.700%	4/15/46	250	233
Macy’s Retail Holdings Inc.	3.450%	1/15/21	100	102
Macy’s Retail Holdings Inc.	6.900%	4/1/29	225	254
Macy’s Retail Holdings Inc.	4.500%	12/15/34	100	89
Macy’s Retail Holdings Inc.	6.375%	3/15/37	125	132
Macy’s Retail Holdings Inc.	5.125%	1/15/42	175	162
Magna International Inc.	3.625%	6/15/24	120	121
Magna International Inc.	4.150%	10/1/25	100	104
Marriott International Inc.	3.000%	3/1/19	50	51
Marriott International Inc.	3.375%	10/15/20	225	232
Marriott International Inc.	2.875%	3/1/21	75	75
Marriott International Inc.	3.125%	10/15/21	50	50
Marriott International Inc.	2.300%	1/15/22	100	97
Marriott International Inc.	3.125%	2/15/23	100	98
Marriott International Inc.	3.750%	3/15/25	175	173
Marriott International Inc.	3.750%	10/1/25	65	65
Marriott International Inc.	3.125%	6/15/26	183	173
Marriott International Inc.	4.500%	10/1/34	50	49
MasterCard Inc.	2.000%	4/1/19	75	76
Mastercard Inc.	2.000%	11/21/21	100	99
MasterCard Inc.	3.375%	4/1/24	150	154
Mastercard Inc.	2.950%	11/21/26	100	99
Mastercard Inc.	3.800%	11/21/46	100	98
McDonald’s Corp.	5.800%	10/15/17	325	336
McDonald’s Corp.	5.350%	3/1/18	100	104
McDonald’s Corp.	5.000%	2/1/19	100	106
McDonald’s Corp.	1.875%	5/29/19	75	75
McDonald’s Corp.	2.750%	12/9/20	75	76
McDonald’s Corp.	3.625%	5/20/21	175	182
McDonald’s Corp.	3.375%	5/26/25	175	175
McDonald’s Corp.	3.700%	1/30/26	300	304
McDonald’s Corp.	4.700%	12/9/35	200	211
McDonald’s Corp.	6.300%	10/15/37	50	62

McDonald’s Corp.	5.700%	2/1/39	100	115
McDonald’s Corp.	3.700%	2/15/42	375	334
McDonald’s Corp.	3.625%	5/1/43	25	22
McDonald’s Corp.	4.600%	5/26/45	210	214
McDonald’s Corp.	4.875%	12/9/45	300	319
Metropolitan Museum of Art
New York Revenue	3.400%	7/1/45	75	68
NIKE Inc.	2.375%	11/1/26	200	188
NIKE Inc.	3.625%	5/1/43	50	47
NIKE Inc.	3.875%	11/1/45	150	147
NIKE Inc.	3.375%	11/1/46	50	45
Nordstrom Inc.	6.250%	1/15/18	75	78
Nordstrom Inc.	4.750%	5/1/20	100	107
Nordstrom Inc.	4.000%	10/15/21	125	131
Nordstrom Inc.	5.000%	1/15/44	115	114
NVR Inc.	3.950%	9/15/22	100	102
O’Reilly Automotive Inc.	4.875%	1/14/21	25	27
O’Reilly Automotive Inc.	3.800%	9/1/22	100	103
O’Reilly Automotive Inc.	3.850%	6/15/23	75	77
O’Reilly Automotive Inc.	3.550%	3/15/26	100	100
PACCAR Financial Corp.	1.450%	3/9/18	100	100
PACCAR Financial Corp.	1.750%	8/14/18	50	50
PACCAR Financial Corp.	1.300%	5/10/19	150	148
PACCAR Financial Corp.	1.200%	8/12/19	50	49
PACCAR Financial Corp.	2.200%	9/15/19	50	50
PACCAR Financial Corp.	2.500%	8/14/20	75	75
PACCAR Financial Corp.	2.250%	2/25/21	75	74
Priceline Group Inc.	3.650%	3/15/25	100	99
Priceline Group Inc.	3.600%	6/1/26	300	296
QVC Inc.	3.125%	4/1/19	125	126
QVC Inc.	5.125%	7/2/22	25	26
QVC Inc.	4.850%	4/1/24	125	125
QVC Inc.	4.450%	2/15/25	100	96
QVC Inc.	5.950%	3/15/43	125	112
Ralph Lauren Corp.	2.125%	9/26/18	50	50
Ralph Lauren Corp.	2.625%	8/18/20	50	50
Ross Stores Inc.	3.375%	9/15/24	50	50
Signet UK Finance plc	4.700%	6/15/24	75	71
Staples Inc.	4.375%	1/12/23	100	100
Starbucks Corp.	2.100%	2/4/21	75	75
Starbucks Corp.	2.700%	6/15/22	75	75
Starbucks Corp.	3.850%	10/1/23	250	266
Starbucks Corp.	2.450%	6/15/26	100	95
Starbucks Corp.	4.300%	6/15/45	50	52
Target Corp.	6.000%	1/15/18	100	105
Target Corp.	2.300%	6/26/19	200	203
Target Corp.	2.900%	1/15/22	175	178
Target Corp.	3.500%	7/1/24	175	181
Target Corp.	2.500%	4/15/26	200	190
Target Corp.	6.350%	11/1/32	140	178
Target Corp.	6.500%	10/15/37	103	137
Target Corp.	4.000%	7/1/42	260	258
Target Corp.	3.625%	4/15/46	200	184
Tiffany & Co.	4.900%	10/1/44	50	47
TJX Cos. Inc.	2.750%	6/15/21	125	127
TJX Cos. Inc.	2.500%	5/15/23	300	294
TJX Cos. Inc.	2.250%	9/15/26	200	184
Toyota Motor Credit Corp.	1.375%	1/10/18	300	300
Toyota Motor Credit Corp.	1.450%	1/12/18	100	100
Toyota Motor Credit Corp.	1.200%	4/6/18	100	100
Toyota Motor Credit Corp.	2.000%	10/24/18	25	25
Toyota Motor Credit Corp.	1.700%	2/19/19	300	299
Toyota Motor Credit Corp.	1.400%	5/20/19	300	297
Toyota Motor Credit Corp.	2.125%	7/18/19	500	502
Toyota Motor Credit Corp.	1.550%	10/18/19	200	198
Toyota Motor Credit Corp.	2.150%	3/12/20	300	299
Toyota Motor Credit Corp.	4.250%	1/11/21	125	134
Toyota Motor Credit Corp.	1.900%	4/8/21	200	196
Toyota Motor Credit Corp.	2.750%	5/17/21	200	202
Toyota Motor Credit Corp.	3.400%	9/15/21	75	78
Toyota Motor Credit Corp.	3.300%	1/12/22	175	180

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Toyota Motor Credit Corp.	2.800%	7/13/22	100	101
Toyota Motor Credit Corp.	2.625%	1/10/23	100	99
Toyota Motor Credit Corp.	2.250%	10/18/23	200	192
Under Armour Inc.	3.250%	6/15/26	70	66
VF Corp.	3.500%	9/1/21	200	208
VF Corp.	6.450%	11/1/37	50	63
Visa Inc.	1.200%	12/14/17	575	575
Visa Inc.	2.200%	12/14/20	600	601
Visa Inc.	2.800%	12/14/22	250	251
Visa Inc.	3.150%	12/14/25	975	979
Visa Inc.	4.150%	12/14/35	275	287
Visa Inc.	4.300%	12/14/45	600	631
Wal-Mart Stores Inc.	5.800%	2/15/18	425	446
Wal-Mart Stores Inc.	1.125%	4/11/18	150	150
Wal-Mart Stores Inc.	1.950%	12/15/18	75	76
Wal-Mart Stores Inc.	3.625%	7/8/20	25	26
Wal-Mart Stores Inc.	3.250%	10/25/20	325	337
Wal-Mart Stores Inc.	4.250%	4/15/21	200	216
Wal-Mart Stores Inc.	2.550%	4/11/23	150	149
Wal-Mart Stores Inc.	3.300%	4/22/24	250	257
Wal-Mart Stores Inc.	5.875%	4/5/27	625	766
Wal-Mart Stores Inc.	7.550%	2/15/30	175	252
Wal-Mart Stores Inc.	5.250%	9/1/35	150	178
Wal-Mart Stores Inc.	6.500%	8/15/37	900	1,216
Wal-Mart Stores Inc.	6.200%	4/15/38	300	395
Wal-Mart Stores Inc.	5.000%	10/25/40	245	280
Wal-Mart Stores Inc.	5.625%	4/15/41	435	537
Wal-Mart Stores Inc.	4.000%	4/11/43	274	274
Wal-Mart Stores Inc.	4.300%	4/22/44	175	184
Walgreen Co.	3.100%	9/15/22	250	249
Walgreen Co.	4.400%	9/15/42	75	72
Walgreens Boots Alliance Inc.	1.750%	11/17/17	200	200
Walgreens Boots Alliance Inc.	1.750%	5/30/18	200	200
Walgreens Boots Alliance Inc.	2.700%	11/18/19	250	253
Walgreens Boots Alliance Inc.	2.600%	6/1/21	300	297
Walgreens Boots Alliance Inc.	3.300%	11/18/21	225	229
Walgreens Boots Alliance Inc.	3.800%	11/18/24	275	279
Walgreens Boots Alliance Inc.	3.450%	6/1/26	325	319
Walgreens Boots Alliance Inc.	4.500%	11/18/34	125	125
Walgreens Boots Alliance Inc.	4.800%	11/18/44	250	256
Walgreens Boots Alliance Inc.	4.650%	6/1/46	175	177
Western Union Co.	5.253%	4/1/20	133	141
Western Union Co.	6.200%	11/17/36	75	78
Western Union Co.	6.200%	6/21/40	50	51
Wyndham Worldwide Corp.	2.500%	3/1/18	50	50
Wyndham Worldwide Corp.	4.250%	3/1/22	175	181
Wyndham Worldwide Corp.	3.900%	3/1/23	50	50

Consumer Noncyclical (4.5%)
Abbott Laboratories	5.125%	4/1/19	350	373
Abbott Laboratories	2.350%	11/22/19	300	300
Abbott Laboratories	2.000%	3/15/20	200	197
Abbott Laboratories	4.125%	5/27/20	25	26
Abbott Laboratories	2.900%	11/30/21	500	498
Abbott Laboratories	2.550%	3/15/22	250	244
Abbott Laboratories	3.400%	11/30/23	400	397
Abbott Laboratories	2.950%	3/15/25	175	168
Abbott Laboratories	3.750%	11/30/26	575	570
Abbott Laboratories	4.750%	11/30/36	300	305
Abbott Laboratories	5.300%	5/27/40	125	134
Abbott Laboratories	4.900%	11/30/46	650	666
AbbVie Inc.	1.800%	5/14/18	600	600
AbbVie Inc.	2.000%	11/6/18	225	225
AbbVie Inc.	2.500%	5/14/20	650	650
AbbVie Inc.	2.300%	5/14/21	175	171
AbbVie Inc.	2.900%	11/6/22	800	791
AbbVie Inc.	3.200%	11/6/22	275	275
AbbVie Inc.	2.850%	5/14/23	200	194
AbbVie Inc.	3.600%	5/14/25	525	517
AbbVie Inc.	3.200%	5/14/26	350	333
AbbVie Inc.	4.500%	5/14/35	475	467

	AbbVie Inc.	4.300%	5/14/36	175	167
	AbbVie Inc.	4.400%	11/6/42	476	447
	AbbVie Inc.	4.700%	5/14/45	552	541
	AbbVie Inc.	4.450%	5/14/46	250	239
	Actavis Funding SCS	2.350%	3/12/18	575	578
	Actavis Funding SCS	3.000%	3/12/20	624	632
	Actavis Funding SCS	3.450%	3/15/22	507	508
	Actavis Funding SCS	3.850%	6/15/24	200	202
	Actavis Funding SCS	3.800%	3/15/25	690	689
	Actavis Funding SCS	4.550%	3/15/35	450	442
	Actavis Funding SCS	4.850%	6/15/44	345	341
	Actavis Funding SCS	4.750%	3/15/45	425	418
	Actavis Inc.	3.250%	10/1/22	575	571
	Actavis Inc.	4.625%	10/1/42	175	169
	Agilent Technologies Inc.	5.000%	7/15/20	100	108
	Agilent Technologies Inc.	3.200%	10/1/22	300	300
	Agilent Technologies Inc.	3.875%	7/15/23	100	103
	Agilent Technologies Inc.	3.050%	9/22/26	75	72
	Allergan Inc.	1.350%	3/15/18	40	40
	Allergan Inc.	2.800%	3/15/23	100	96
[5]	Allina Health System	4.805%	11/15/45	50	53
	Altria Group Inc.	9.250%	8/6/19	185	218
	Altria Group Inc.	2.625%	1/14/20	500	505
	Altria Group Inc.	4.750%	5/5/21	125	136
	Altria Group Inc.	2.850%	8/9/22	325	325
	Altria Group Inc.	2.950%	5/2/23	350	348
	Altria Group Inc.	2.625%	9/16/26	75	71
	Altria Group Inc.	4.250%	8/9/42	115	113
	Altria Group Inc.	4.500%	5/2/43	200	203
	Altria Group Inc.	5.375%	1/31/44	350	404
	Altria Group Inc.	3.875%	9/16/46	225	207
	AmerisourceBergen Corp.	4.875%	11/15/19	25	27
	AmerisourceBergen Corp.	3.500%	11/15/21	300	308
	AmerisourceBergen Corp.	3.400%	5/15/24	75	75
	AmerisourceBergen Corp.	3.250%	3/1/25	50	49
	AmerisourceBergen Corp.	4.250%	3/1/45	50	48
	Amgen Inc.	5.700%	2/1/19	75	81
	Amgen Inc.	2.125%	5/1/20	175	174
	Amgen Inc.	3.450%	10/1/20	225	232
	Amgen Inc.	4.100%	6/15/21	150	158
	Amgen Inc.	1.850%	8/19/21	125	120
	Amgen Inc.	3.875%	11/15/21	250	262
	Amgen Inc.	2.700%	5/1/22	75	74
	Amgen Inc.	3.625%	5/15/22	225	232
	Amgen Inc.	2.250%	8/19/23	150	141
	Amgen Inc.	3.625%	5/22/24	500	507
	Amgen Inc.	3.125%	5/1/25	325	316
	Amgen Inc.	2.600%	8/19/26	275	252
	Amgen Inc.	4.950%	10/1/41	250	258
	Amgen Inc.	4.400%	5/1/45	125	119
[8]	Amgen Inc.	4.563%	6/15/48	926	891
[8]	Amgen Inc.	4.663%	6/15/51	634	610
	Anheuser-Busch Cos. LLC	5.500%	1/15/18	75	78
	Anheuser-Busch Cos. LLC	6.800%	8/20/32	50	63
	Anheuser-Busch Cos. LLC	5.750%	4/1/36	115	135
	Anheuser-Busch Cos. LLC	6.500%	5/1/42	125	159
	Anheuser-Busch InBev Finance Inc.	1.900%	2/1/19	750	751
	Anheuser-Busch InBev Finance Inc.	2.150%	2/1/19	425	427
	Anheuser-Busch InBev Finance Inc.	2.650%	2/1/21	1,300	1,305
	Anheuser-Busch InBev Finance Inc.	2.625%	1/17/23	250	244
	Anheuser-Busch InBev Finance Inc.	3.300%	2/1/23	1,030	1,048
	Anheuser-Busch InBev Finance Inc.	3.700%	2/1/24	250	258
	Anheuser-Busch InBev Finance Inc.	3.650%	2/1/26	2,075	2,104
	Anheuser-Busch InBev Finance Inc.	4.700%	2/1/36	1,070	1,124
	Anheuser-Busch InBev Finance Inc.	4.000%	1/17/43	300	283
	Anheuser-Busch InBev Finance Inc.	4.625%	2/1/44	200	207
	Anheuser-Busch InBev Finance Inc.	4.900%	2/1/46	1,910	2,063
	Anheuser-Busch InBev Worldwide Inc. 7.750%		1/15/19	700	778
	Anheuser-Busch InBev Worldwide Inc. 6.875%		11/15/19	175	198
	Anheuser-Busch InBev Worldwide Inc. 5.375%		1/15/20	500	545
	Anheuser-Busch InBev Worldwide Inc. 5.000%		4/15/20	150	162

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Anheuser-Busch InBev Worldwide Inc.	4.375%	2/15/21	75	80
	Anheuser-Busch InBev Worldwide Inc.	2.500%	7/15/22	525	516
	Anheuser-Busch InBev Worldwide Inc.	8.200%	1/15/39	150	226
	Anheuser-Busch InBev Worldwide Inc.	6.375%	1/15/40	75	94
	Anheuser-Busch InBev Worldwide Inc.	4.950%	1/15/42	250	271
	Anheuser-Busch InBev Worldwide Inc.	3.750%	7/15/42	325	294
	Archer-Daniels-Midland Co.	5.450%	3/15/18	60	63
	Archer-Daniels-Midland Co.	4.479%	3/1/21	163	176
	Archer-Daniels-Midland Co.	2.500%	8/11/26	200	190
	Archer-Daniels-Midland Co.	5.935%	10/1/32	80	95
	Archer-Daniels-Midland Co.	5.375%	9/15/35	95	109
	Archer-Daniels-Midland Co.	4.535%	3/26/42	50	53
	Archer-Daniels-Midland Co.	4.016%	4/16/43	25	24
	Ascension Health	3.945%	11/15/46	125	119
[5]	Ascension Health	4.847%	11/15/53	75	81
	AstraZeneca plc	1.750%	11/16/18	200	200
	AstraZeneca plc	1.950%	9/18/19	25	25
	AstraZeneca plc	2.375%	11/16/20	350	349
	AstraZeneca plc	3.375%	11/16/25	250	248
	AstraZeneca plc	6.450%	9/15/37	450	580
	AstraZeneca plc	4.000%	9/18/42	150	142
	AstraZeneca plc	4.375%	11/16/45	250	249
	Baxalta Inc.	2.000%	6/22/18	75	75
	Baxalta Inc.	2.875%	6/23/20	175	175
	Baxalta Inc.	3.600%	6/23/22	50	50
	Baxalta Inc.	4.000%	6/23/25	300	300
	Baxalta Inc.	5.250%	6/23/45	180	192
	Baxter International Inc.	1.700%	8/15/21	150	144
	Baxter International Inc.	2.600%	8/15/26	125	115
	Baxter International Inc.	3.500%	8/15/46	100	84
	Beam Suntory Inc.	3.250%	5/15/22	50	50
	Becton Dickinson & Co.	1.800%	12/15/17	155	155
	Becton Dickinson & Co.	2.675%	12/15/19	175	178
	Becton Dickinson & Co.	3.250%	11/12/20	150	154
	Becton Dickinson & Co.	3.125%	11/8/21	65	67
	Becton Dickinson & Co.	3.300%	3/1/23	325	326
	Becton Dickinson & Co.	3.734%	12/15/24	272	278
	Becton Dickinson & Co.	4.685%	12/15/44	200	207
	Biogen Inc.	6.875%	3/1/18	100	106
	Biogen Inc.	2.900%	9/15/20	325	328
	Biogen Inc.	3.625%	9/15/22	175	179
	Biogen Inc.	4.050%	9/15/25	300	308
	Biogen Inc.	5.200%	9/15/45	410	438
	Boston Scientific Corp.	2.650%	10/1/18	285	287
	Boston Scientific Corp.	6.000%	1/15/20	200	219
	Boston Scientific Corp.	2.850%	5/15/20	100	101
	Boston Scientific Corp.	3.375%	5/15/22	50	51
	Boston Scientific Corp.	3.850%	5/15/25	150	150
	Boston Scientific Corp.	7.000%	11/15/35	50	61
	Boston Scientific Corp.	7.375%	1/15/40	125	155
	Bristol-Myers Squibb Co.	2.000%	8/1/22	275	267
	Bristol-Myers Squibb Co.	7.150%	6/15/23	200	246
	Bristol-Myers Squibb Co.	5.875%	11/15/36	62	77
	Bristol-Myers Squibb Co.	6.125%	5/1/38	20	26
	Bristol-Myers Squibb Co.	3.250%	8/1/42	200	178
	Brown-Forman Corp.	1.000%	1/15/18	150	149
	Brown-Forman Corp.	2.250%	1/15/23	50	48
	Brown-Forman Corp.	3.750%	1/15/43	25	23
	Brown-Forman Corp.	4.500%	7/15/45	100	104
	Bunge Ltd. Finance Corp.	8.500%	6/15/19	275	315
	Campbell Soup Co.	3.300%	3/19/25	125	125
	Campbell Soup Co.	3.800%	8/2/42	75	67
	Cardinal Health Inc.	1.700%	3/15/18	100	100
	Cardinal Health Inc.	1.950%	6/15/18	200	200
	Cardinal Health Inc.	4.625%	12/15/20	125	134
	Cardinal Health Inc.	3.200%	3/15/23	150	151
	Cardinal Health Inc.	3.750%	9/15/25	175	180
	Cardinal Health Inc.	4.500%	11/15/44	100	98
	Cardinal Health Inc.	4.900%	9/15/45	100	105
	Catholic Health Initiatives Colorado GO	2.950%	11/1/22	75	73
[5]	Catholic Health Initiatives Colorado GO	4.350%	11/1/42	200	177

Celgene Corp.	2.125%	8/15/18	125	126
Celgene Corp.	2.300%	8/15/18	100	101
Celgene Corp.	2.250%	5/15/19	125	125
Celgene Corp.	2.875%	8/15/20	250	252
Celgene Corp.	3.950%	10/15/20	125	130
Celgene Corp.	3.250%	8/15/22	175	176
Celgene Corp.	3.550%	8/15/22	50	51
Celgene Corp.	4.000%	8/15/23	125	129
Celgene Corp.	3.625%	5/15/24	175	175
Celgene Corp.	3.875%	8/15/25	425	430
Celgene Corp.	5.700%	10/15/40	50	55
Celgene Corp.	5.250%	8/15/43	275	289
Celgene Corp.	4.625%	5/15/44	175	171
Celgene Corp.	5.000%	8/15/45	250	261
Children’s Hospital Medical Center
Ohio GO	4.268%	5/15/44	50	49
Church & Dwight Co. Inc.	2.450%	12/15/19	75	75
City of Hope	5.623%	11/15/43	75	88
Cleveland Clinic Foundation Ohio
Revenue	4.858%	1/1/14	100	95
Clorox Co.	3.800%	11/15/21	50	53
Clorox Co.	3.500%	12/15/24	250	254
Coca-Cola Bottling Co. Consolidated	3.800%	11/25/25	125	125
Coca-Cola Co.	1.375%	5/30/19	100	99
Coca-Cola Co.	1.875%	10/27/20	250	247
Coca-Cola Co.	2.450%	11/1/20	750	758
Coca-Cola Co.	3.150%	11/15/20	125	129
Coca-Cola Co.	1.550%	9/1/21	300	291
Coca-Cola Co.	3.300%	9/1/21	250	260
Coca-Cola Co.	3.200%	11/1/23	225	231
Coca-Cola Co.	2.875%	10/27/25	300	295
Coca-Cola Co.	2.550%	6/1/26	100	96
Coca-Cola Co.	2.250%	9/1/26	200	188
Coca-Cola Enterprises Inc.	3.500%	9/15/20	300	309
Coca-Cola Femsa SAB de CV	2.375%	11/26/18	150	150
Coca-Cola Femsa SAB de CV	4.625%	2/15/20	100	105
Coca-Cola Femsa SAB de CV	3.875%	11/26/23	250	255
Coca-Cola Femsa SAB de CV	5.250%	11/26/43	200	217
Colgate-Palmolive Co.	1.750%	3/15/19	75	75
Colgate-Palmolive Co.	2.450%	11/15/21	175	175
Colgate-Palmolive Co.	2.100%	5/1/23	280	270
Colgate-Palmolive Co.	3.250%	3/15/24	100	103
Colgate-Palmolive Co.	4.000%	8/15/45	100	102
Conagra Brands Inc.	3.250%	9/15/22	125	125
Conagra Brands Inc.	3.200%	1/25/23	426	424
Conagra Brands Inc.	7.125%	10/1/26	69	83
Conagra Brands Inc.	8.250%	9/15/30	50	66
Constellation Brands Inc.	3.875%	11/15/19	75	78
Constellation Brands Inc.	3.750%	5/1/21	100	104
Constellation Brands Inc.	6.000%	5/1/22	100	113
Constellation Brands Inc.	4.250%	5/1/23	200	207
Constellation Brands Inc.	4.750%	11/15/24	175	186
Constellation Brands Inc.	3.700%	12/6/26	100	98
Covidien International Finance SA	4.200%	6/15/20	100	106
Covidien International Finance SA	3.200%	6/15/22	200	204
CR Bard Inc.	1.375%	1/15/18	225	224
CR Bard Inc.	4.400%	1/15/21	75	80
CR Bard Inc.	3.000%	5/15/26	100	95
Danaher Corp.	1.650%	9/15/18	100	100
Danaher Corp.	2.400%	9/15/20	100	101
Danaher Corp.	3.350%	9/15/25	100	102
Danaher Corp.	4.375%	9/15/45	250	262
Delhaize America LLC	9.000%	4/15/31	100	140
Diageo Capital plc	4.828%	7/15/20	125	135
Diageo Capital plc	2.625%	4/29/23	500	494
Diageo Capital plc	5.875%	9/30/36	50	61
Diageo Investment Corp.	2.875%	5/11/22	600	603
Diageo Investment Corp.	4.250%	5/11/42	150	149
Dignity Health California GO	3.125%	11/1/22	50	49
Dignity Health California GO	3.812%	11/1/24	100	99
Dignity Health California GO	4.500%	11/1/42	100	92

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Dignity Health California GO	5.267%	11/1/64	75	73
Dr Pepper Snapple Group Inc.	6.820%	5/1/18	36	38
Dr Pepper Snapple Group Inc.	2.600%	1/15/19	65	66
Dr Pepper Snapple Group Inc.	2.000%	1/15/20	75	74
Dr Pepper Snapple Group Inc.	2.700%	11/15/22	50	49
Dr Pepper Snapple Group Inc.	3.130%	12/15/23	75	75
Dr Pepper Snapple Group Inc.	3.400%	11/15/25	100	99
Dr Pepper Snapple Group Inc.	2.550%	9/15/26	75	69
Dr Pepper Snapple Group Inc.	3.430%	6/15/27	75	75
Dr Pepper Snapple Group Inc.	7.450%	5/1/38	75	104
Edwards Lifesciences Corp.	2.875%	10/15/18	100	101
Eli Lilly & Co.	1.250%	3/1/18	200	200
Eli Lilly & Co.	1.950%	3/15/19	125	126
Eli Lilly & Co.	2.750%	6/1/25	150	147
Eli Lilly & Co.	5.550%	3/15/37	100	120
Eli Lilly & Co.	3.700%	3/1/45	160	151
Estee Lauder Cos. Inc.	1.700%	5/10/21	225	219
Estee Lauder Cos. Inc.	2.350%	8/15/22	75	74
Estee Lauder Cos. Inc.	6.000%	5/15/37	75	91
Estee Lauder Cos. Inc.	3.700%	8/15/42	25	23
Estee Lauder Cos. Inc.	4.375%	6/15/45	100	103
Express Scripts Holding Co.	4.750%	11/15/21	425	456
Express Scripts Holding Co.	3.900%	2/15/22	200	207
Express Scripts Holding Co.	3.000%	7/15/23	650	625
Express Scripts Holding Co.	4.500%	2/25/26	265	273
Express Scripts Holding Co.	3.400%	3/1/27	300	281
Express Scripts Holding Co.	6.125%	11/15/41	42	48
Express Scripts Holding Co.	4.800%	7/15/46	325	311
Flowers Foods Inc.	4.375%	4/1/22	100	105
Flowers Foods Inc.	3.500%	10/1/26	50	48
Fomento Economico Mexicano
SAB de CV	4.375%	5/10/43	100	95
General Mills Inc.	5.650%	2/15/19	275	295
General Mills Inc.	2.200%	10/21/19	200	201
General Mills Inc.	3.150%	12/15/21	25	25
General Mills Inc.	5.400%	6/15/40	100	113
Gilead Sciences Inc.	1.850%	9/4/18	125	125
Gilead Sciences Inc.	2.050%	4/1/19	400	401
Gilead Sciences Inc.	2.350%	2/1/20	105	105
Gilead Sciences Inc.	2.550%	9/1/20	325	327
Gilead Sciences Inc.	4.500%	4/1/21	150	162
Gilead Sciences Inc.	4.400%	12/1/21	725	779
Gilead Sciences Inc.	3.250%	9/1/22	175	178
Gilead Sciences Inc.	2.500%	9/1/23	125	120
Gilead Sciences Inc.	3.700%	4/1/24	350	359
Gilead Sciences Inc.	3.500%	2/1/25	310	311
Gilead Sciences Inc.	3.650%	3/1/26	475	481
Gilead Sciences Inc.	4.600%	9/1/35	150	155
Gilead Sciences Inc.	5.650%	12/1/41	175	202
Gilead Sciences Inc.	4.800%	4/1/44	300	312
Gilead Sciences Inc.	4.500%	2/1/45	325	324
Gilead Sciences Inc.	4.750%	3/1/46	255	264
Gilead Sciences Inc.	4.150%	3/1/47	700	664
GlaxoSmithKline Capital Inc.	5.650%	5/15/18	675	711
GlaxoSmithKline Capital Inc.	2.800%	3/18/23	50	50
GlaxoSmithKline Capital Inc.	6.375%	5/15/38	550	722
GlaxoSmithKline Capital Inc.	4.200%	3/18/43	100	103
GlaxoSmithKline Capital plc	2.850%	5/8/22	100	101
Hasbro Inc.	6.350%	3/15/40	125	144
Hasbro Inc.	5.100%	5/15/44	50	50
Hershey Co.	1.600%	8/21/18	75	75
Hershey Co.	4.125%	12/1/20	75	80
Hershey Co.	2.625%	5/1/23	100	98
Hershey Co.	3.200%	8/21/25	65	65
Hershey Co.	2.300%	8/15/26	100	93
Hillshire Brands Co.	4.100%	9/15/20	50	52
Hormel Foods Corp.	4.125%	4/15/21	25	27
Ingredion Inc.	4.625%	11/1/20	25	27
Ingredion Inc.	3.200%	10/1/26	100	97
Ingredion Inc.	6.625%	4/15/37	25	30
JM Smucker Co.	1.750%	3/15/18	75	75

	JM Smucker Co.	2.500%	3/15/20	75	75
	JM Smucker Co.	3.500%	10/15/21	175	181
	JM Smucker Co.	3.000%	3/15/22	100	101
	JM Smucker Co.	3.500%	3/15/25	175	176
	JM Smucker Co.	4.250%	3/15/35	100	101
	JM Smucker Co.	4.375%	3/15/45	100	99
	Johns Hopkins Health System Corp.	3.837%	5/15/46	100	95
	Johnson & Johnson	5.150%	7/15/18	150	158
	Johnson & Johnson	1.125%	3/1/19	150	148
	Johnson & Johnson	2.950%	9/1/20	100	103
	Johnson & Johnson	1.650%	3/1/21	200	196
	Johnson & Johnson	2.050%	3/1/23	125	121
	Johnson & Johnson	3.375%	12/5/23	200	209
	Johnson & Johnson	2.450%	3/1/26	350	334
	Johnson & Johnson	6.950%	9/1/29	25	34
	Johnson & Johnson	4.950%	5/15/33	150	174
	Johnson & Johnson	4.375%	12/5/33	100	109
	Johnson & Johnson	3.550%	3/1/36	175	174
	Johnson & Johnson	5.950%	8/15/37	375	491
	Johnson & Johnson	4.500%	9/1/40	150	167
	Johnson & Johnson	3.700%	3/1/46	400	393
	Kaiser Foundation Hospitals	3.500%	4/1/22	50	51
	Kaiser Foundation Hospitals	4.875%	4/1/42	100	109
	Kellogg Co.	4.150%	11/15/19	125	132
	Kellogg Co.	4.000%	12/15/20	172	181
	Kellogg Co.	2.650%	12/1/23	150	145
	Kellogg Co.	3.250%	4/1/26	125	122
	Kellogg Co.	7.450%	4/1/31	25	32
	Kellogg Co.	4.500%	4/1/46	250	244
	Kimberly-Clark Corp.	6.250%	7/15/18	50	54
	Kimberly-Clark Corp.	1.400%	2/15/19	125	124
	Kimberly-Clark Corp.	3.625%	8/1/20	140	146
	Kimberly-Clark Corp.	2.150%	8/15/20	50	50
	Kimberly-Clark Corp.	2.650%	3/1/25	125	121
	Kimberly-Clark Corp.	3.050%	8/15/25	50	50
	Kimberly-Clark Corp.	2.750%	2/15/26	100	97
	Kimberly-Clark Corp.	6.625%	8/1/37	250	342
	Kimberly-Clark Corp.	3.200%	7/30/46	100	87
	Koninklijke Philips NV	5.750%	3/11/18	100	105
	Koninklijke Philips NV	3.750%	3/15/22	200	209
	Koninklijke Philips NV	5.000%	3/15/42	50	51
	Kraft Foods Group Inc.	6.125%	8/23/18	175	186
	Kraft Foods Group Inc.	5.375%	2/10/20	138	149
	Kraft Foods Group Inc.	6.875%	1/26/39	425	538
	Kraft Foods Group Inc.	5.000%	6/4/42	435	446
	Kraft Heinz Foods Co.	2.000%	7/2/18	200	200
	Kraft Heinz Foods Co.	2.800%	7/2/20	280	282
	Kraft Heinz Foods Co.	3.500%	7/15/22	175	178
	Kraft Heinz Foods Co.	3.950%	7/15/25	360	364
	Kraft Heinz Foods Co.	3.000%	6/1/26	375	351
	Kraft Heinz Foods Co.	5.000%	7/15/35	170	178
	Kraft Heinz Foods Co.	5.200%	7/15/45	295	308
	Kraft Heinz Foods Co.	4.375%	6/1/46	600	562
	Laboratory Corp. of America Holdings	2.500%	11/1/18	50	50
	Laboratory Corp. of America Holdings	2.625%	2/1/20	50	50
	Laboratory Corp. of America Holdings	3.200%	2/1/22	100	100
	Laboratory Corp. of America Holdings	3.750%	8/23/22	25	26
	Laboratory Corp. of America Holdings	3.600%	2/1/25	175	173
	Laboratory Corp. of America Holdings	4.700%	2/1/45	145	143
	Life Technologies Corp.	6.000%	3/1/20	125	136
	Life Technologies Corp.	5.000%	1/15/21	200	214
	Mattel Inc.	1.700%	3/15/18	50	50
	Mattel Inc.	2.350%	5/6/19	200	200
	Mattel Inc.	2.350%	8/15/21	75	73
	Mattel Inc.	3.150%	3/15/23	25	24
	Mattel Inc.	5.450%	11/1/41	75	75
[5]	Mayo Clinic	3.774%	11/15/43	75	71
[5]	Mayo Clinic	4.128%	11/15/52	50	49
	McCormick & Co. Inc.	3.900%	7/15/21	50	52
	McCormick & Co. Inc.	3.500%	9/1/23	50	51
	McCormick & Co. Inc.	3.250%	11/15/25	50	49

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	McKesson Corp.	7.500%	2/15/19	250	277
	McKesson Corp.	2.284%	3/15/19	150	151
	McKesson Corp.	4.750%	3/1/21	25	27
	McKesson Corp.	3.796%	3/15/24	200	206
	McKesson Corp.	6.000%	3/1/41	200	231
	Mead Johnson Nutrition Co.	4.900%	11/1/19	100	107
	Mead Johnson Nutrition Co.	3.000%	11/15/20	150	151
	Mead Johnson Nutrition Co.	4.125%	11/15/25	125	128
	Mead Johnson Nutrition Co.	5.900%	11/1/39	100	112
	Mead Johnson Nutrition Co.	4.600%	6/1/44	75	72
	Medtronic Inc.	1.500%	3/15/18	150	150
	Medtronic Inc.	5.600%	3/15/19	25	27
	Medtronic Inc.	2.500%	3/15/20	650	655
	Medtronic Inc.	3.125%	3/15/22	260	265
	Medtronic Inc.	3.150%	3/15/22	650	664
	Medtronic Inc.	3.625%	3/15/24	50	52
	Medtronic Inc.	3.500%	3/15/25	850	871
	Medtronic Inc.	4.375%	3/15/35	468	493
	Medtronic Inc.	6.500%	3/15/39	25	32
	Medtronic Inc.	5.550%	3/15/40	200	233
	Medtronic Inc.	4.500%	3/15/42	21	22
	Medtronic Inc.	4.625%	3/15/44	55	59
	Medtronic Inc.	4.625%	3/15/45	775	836
	Memorial Sloan-Kettering Cancer
	Center New York GO	5.000%	7/1/42	50	56
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.125%	7/1/52	150	144
	Memorial Sloan-Kettering Cancer
	Center New York GO	4.200%	7/1/55	25	24
	Merck & Co. Inc.	1.100%	1/31/18	50	50
	Merck & Co. Inc.	1.300%	5/18/18	400	400
	Merck & Co. Inc.	1.850%	2/10/20	200	199
	Merck & Co. Inc.	3.875%	1/15/21	250	265
	Merck & Co. Inc.	2.350%	2/10/22	225	223
	Merck & Co. Inc.	2.400%	9/15/22	250	246
	Merck & Co. Inc.	2.750%	2/10/25	200	196
	Merck & Co. Inc.	6.500%	12/1/33	75	97
	Merck & Co. Inc.	6.550%	9/15/37	125	167
	Merck & Co. Inc.	3.600%	9/15/42	75	70
	Merck & Co. Inc.	4.150%	5/18/43	200	204
	Merck & Co. Inc.	3.700%	2/10/45	475	451
	Merck Sharp & Dohme Corp.	5.000%	6/30/19	100	108
	Merck Sharp & Dohme Corp.	5.750%	11/15/36	150	182
	Molson Coors Brewing Co.	1.450%	7/15/19	100	98
	Molson Coors Brewing Co.	2.100%	7/15/21	100	97
	Molson Coors Brewing Co.	3.500%	5/1/22	25	26
	Molson Coors Brewing Co.	3.000%	7/15/26	350	330
	Molson Coors Brewing Co.	5.000%	5/1/42	100	104
	Molson Coors Brewing Co.	4.200%	7/15/46	375	349
	Mondelez International Inc.	6.500%	2/9/40	100	123
	Mylan Inc.	2.600%	6/24/18	20	20
	Mylan Inc.	2.550%	3/28/19	275	274
	Mylan Inc.	4.200%	11/29/23	250	250
	Mylan Inc.	5.400%	11/29/43	75	70
[8]	Mylan NV	2.500%	6/7/19	75	75
[8]	Mylan NV	3.150%	6/15/21	400	392
[8]	Mylan NV	3.950%	6/15/26	400	374
[8]	Mylan NV	5.250%	6/15/46	150	139
	New York & Presbyterian Hospital	3.563%	8/1/36	50	48
	New York & Presbyterian Hospital	4.024%	8/1/45	130	126
	New York & Presbyterian Hospital	4.063%	8/1/56	75	70
	New York & Presbyterian Hospital	4.763%	8/1/16	60	56
	Newell Brands Inc.	2.050%	12/1/17	300	301
	Newell Brands Inc.	2.150%	10/15/18	50	50
	Newell Brands Inc.	2.600%	3/29/19	130	131
	Newell Brands Inc.	3.150%	4/1/21	150	152
	Newell Brands Inc.	3.850%	4/1/23	310	320
	Newell Brands Inc.	4.000%	12/1/24	100	102
	Newell Brands Inc.	3.900%	11/1/25	50	50
	Newell Brands Inc.	4.200%	4/1/26	475	494
	Newell Brands Inc.	5.375%	4/1/36	100	113

	Newell Brands Inc.	5.500%	4/1/46	350	401
	Northwell Healthcare Inc.	3.979%	11/1/46	150	137
	Novant Health Inc.	5.850%	11/1/19	150	165
	Novant Health Inc.	4.371%	11/1/43	150	148
	Novartis Capital Corp.	2.400%	9/21/22	75	74
	Novartis Capital Corp.	3.400%	5/6/24	400	411
	Novartis Capital Corp.	3.000%	11/20/25	300	297
	Novartis Capital Corp.	3.700%	9/21/42	75	72
	Novartis Capital Corp.	4.400%	5/6/44	350	375
	Novartis Capital Corp.	4.000%	11/20/45	250	252
	Novartis Securities Investment Ltd.	5.125%	2/10/19	450	481
	NYU Hospitals Center	4.784%	7/1/44	100	103
	Partners Healthcare System
	Massachusetts GO	3.443%	7/1/21	100	101
	PepsiCo Inc.	1.250%	4/30/18	325	324
	PepsiCo Inc.	5.000%	6/1/18	325	341
	PepsiCo Inc.	1.350%	10/4/19	175	173
	PepsiCo Inc.	4.500%	1/15/20	25	27
	PepsiCo Inc.	1.850%	4/30/20	675	668
	PepsiCo Inc.	2.150%	10/14/20	200	200
	PepsiCo Inc.	3.000%	8/25/21	150	153
	PepsiCo Inc.	1.700%	10/6/21	175	169
	PepsiCo Inc.	2.750%	3/5/22	275	277
	PepsiCo Inc.	2.750%	4/30/25	200	195
	PepsiCo Inc.	3.500%	7/17/25	125	129
	PepsiCo Inc.	2.375%	10/6/26	225	212
	PepsiCo Inc.	5.500%	1/15/40	250	299
	PepsiCo Inc.	4.875%	11/1/40	200	222
	PepsiCo Inc.	4.000%	3/5/42	175	173
	PepsiCo Inc.	4.250%	10/22/44	200	205
	PepsiCo Inc.	4.450%	4/14/46	150	159
	PepsiCo Inc.	3.450%	10/6/46	225	204
	PerkinElmer Inc.	5.000%	11/15/21	650	700
	Perrigo Co. plc	2.300%	11/8/18	310	310
	Perrigo Co. plc	5.300%	11/15/43	150	145
	Perrigo Finance Unlimited Co.	3.900%	12/15/24	200	195
	Perrigo Finance Unlimited Co.	4.375%	3/15/26	225	225
	Pfizer Inc.	1.200%	6/1/18	200	200
	Pfizer Inc.	2.100%	5/15/19	450	454
	Pfizer Inc.	1.450%	6/3/19	225	224
	Pfizer Inc.	1.700%	12/15/19	100	100
	Pfizer Inc.	1.950%	6/3/21	225	222
	Pfizer Inc.	2.200%	12/15/21	100	99
	Pfizer Inc.	3.400%	5/15/24	100	103
	Pfizer Inc.	2.750%	6/3/26	240	232
	Pfizer Inc.	3.000%	12/15/26	500	492
	Pfizer Inc.	4.000%	12/15/36	350	357
	Pfizer Inc.	7.200%	3/15/39	275	396
	Pfizer Inc.	4.300%	6/15/43	125	128
	Pfizer Inc.	4.400%	5/15/44	200	211
	Pfizer Inc.	4.125%	12/15/46	275	280
	Pharmacia LLC	6.600%	12/1/28	75	96
	Philip Morris International Inc.	1.250%	11/9/17	125	125
	Philip Morris International Inc.	5.650%	5/16/18	325	342
	Philip Morris International Inc.	1.875%	2/25/21	125	122
	Philip Morris International Inc.	4.125%	5/17/21	175	187
	Philip Morris International Inc.	2.625%	3/6/23	100	98
	Philip Morris International Inc.	2.125%	5/10/23	95	90
	Philip Morris International Inc.	3.250%	11/10/24	225	226
	Philip Morris International Inc.	3.375%	8/11/25	400	405
	Philip Morris International Inc.	2.750%	2/25/26	125	120
	Philip Morris International Inc.	6.375%	5/16/38	200	256
	Philip Morris International Inc.	4.375%	11/15/41	425	427
	Philip Morris International Inc.	4.500%	3/20/42	100	101
	Philip Morris International Inc.	3.875%	8/21/42	25	23
	Philip Morris International Inc.	4.125%	3/4/43	125	121
	Philip Morris International Inc.	4.250%	11/10/44	150	148
	Premier Health Partners	2.911%	11/15/26	50	46
[5]	Procter & Gamble - Esop	9.360%	1/1/21	218	253
	Procter & Gamble Co.	1.850%	2/2/21	100	99
	Procter & Gamble Co.	1.700%	11/3/21	125	122

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Procter & Gamble Co.	2.300%	2/6/22	425	423
Procter & Gamble Co.	3.100%	8/15/23	150	154
Procter & Gamble Co.	2.700%	2/2/26	100	98
Procter & Gamble Co.	2.450%	11/3/26	100	95
Procter & Gamble Co.	5.550%	3/5/37	30	39
Providence St. Joseph Health
Obligated Group	2.746%	10/1/26	50	47
Quest Diagnostics Inc.	2.700%	4/1/19	75	76
Quest Diagnostics Inc.	2.500%	3/30/20	70	70
Quest Diagnostics Inc.	4.250%	4/1/24	100	104
Quest Diagnostics Inc.	3.500%	3/30/25	125	123
Quest Diagnostics Inc.	3.450%	6/1/26	125	122
Quest Diagnostics Inc.	5.750%	1/30/40	13	14
Reynolds American Inc.	2.300%	6/12/18	225	226
Reynolds American Inc.	8.125%	6/23/19	175	200
Reynolds American Inc.	3.250%	6/12/20	370	379
Reynolds American Inc.	4.000%	6/12/22	175	183
Reynolds American Inc.	4.850%	9/15/23	25	27
Reynolds American Inc.	4.450%	6/12/25	475	501
Reynolds American Inc.	5.700%	8/15/35	175	201
Reynolds American Inc.	7.250%	6/15/37	125	165
Reynolds American Inc.	7.000%	8/4/41	75	90
Reynolds American Inc.	5.850%	8/15/45	325	384
RWJ Barnabas Health Inc.	3.949%	7/1/46	100	92
Sanofi	1.250%	4/10/18	275	274
Sanofi	4.000%	3/29/21	350	371
Shire Acquisitions Investments
Ireland DAC	1.900%	9/23/19	575	567
Shire Acquisitions Investments
Ireland DAC	2.400%	9/23/21	1,500	1,444
Shire Acquisitions Investments
Ireland DAC	2.875%	9/23/23	650	617
Southern Baptist Hospital of
Florida Inc.	4.857%	7/15/45	25	27
St. Jude Medical Inc.	2.000%	9/15/18	100	100
St. Jude Medical Inc.	2.800%	9/15/20	100	100
St. Jude Medical Inc.	3.250%	4/15/23	175	173
St. Jude Medical Inc.	3.875%	9/15/25	75	75
St. Jude Medical Inc.	4.750%	4/15/43	175	171
Stryker Corp.	2.000%	3/8/19	125	125
Stryker Corp.	4.375%	1/15/20	50	53
Stryker Corp.	2.625%	3/15/21	125	125
Stryker Corp.	3.375%	5/15/24	200	201
Stryker Corp.	3.375%	11/1/25	140	138
Stryker Corp.	3.500%	3/15/26	183	184
Stryker Corp.	4.375%	5/15/44	50	49
Stryker Corp.	4.625%	3/15/46	250	254
Sysco Corp.	5.250%	2/12/18	250	259
Sysco Corp.	1.900%	4/1/19	100	100
Sysco Corp.	2.600%	10/1/20	50	50
Sysco Corp.	2.500%	7/15/21	75	74
Sysco Corp.	3.750%	10/1/25	75	76
Sysco Corp.	3.300%	7/15/26	200	196
Sysco Corp.	5.375%	9/21/35	100	111
Sysco Corp.	4.850%	10/1/45	50	52
Sysco Corp.	4.500%	4/1/46	100	101
Teva Pharmaceutical Finance Co. BV	3.650%	11/10/21	300	304
Teva Pharmaceutical Finance Co. BV	2.950%	12/18/22	422	406
Teva Pharmaceutical Finance IV BV	3.650%	11/10/21	129	130
Teva Pharmaceutical Finance
Netherlands III BV	1.400%	7/20/18	300	297
Teva Pharmaceutical Finance
Netherlands III BV	1.700%	7/19/19	250	246
Teva Pharmaceutical Finance
Netherlands III BV	2.200%	7/21/21	525	502
Teva Pharmaceutical Finance
Netherlands III BV	2.800%	7/21/23	500	470
Teva Pharmaceutical Finance
Netherlands III BV	3.150%	10/1/26	600	552
Teva Pharmaceutical Finance
Netherlands III BV	4.100%	10/1/46	550	469

[5]	Texas Health Resources	4.330%	11/15/55	25	25
	The Kroger Co.	2.000%	1/15/19	50	50
	The Kroger Co.	1.500%	9/30/19	100	98
	The Kroger Co.	6.150%	1/15/20	125	138
	The Kroger Co.	3.300%	1/15/21	250	256
	The Kroger Co.	2.600%	2/1/21	50	50
	The Kroger Co.	2.950%	11/1/21	150	151
	The Kroger Co.	3.400%	4/15/22	250	255
	The Kroger Co.	4.000%	2/1/24	175	182
	The Kroger Co.	3.500%	2/1/26	100	100
	The Kroger Co.	2.650%	10/15/26	125	116
	The Kroger Co.	7.700%	6/1/29	50	66
	The Kroger Co.	8.000%	9/15/29	125	169
	The Kroger Co.	7.500%	4/1/31	100	134
	The Kroger Co.	6.900%	4/15/38	75	96
	The Kroger Co.	5.400%	7/15/40	50	55
	The Kroger Co.	5.150%	8/1/43	100	108
	The Kroger Co.	3.875%	10/15/46	50	46
	The Pepsi Bottling Group Inc.	7.000%	3/1/29	250	340
	Thermo Fisher Scientific Inc.	4.500%	3/1/21	300	321
	Thermo Fisher Scientific Inc.	3.600%	8/15/21	200	206
	Thermo Fisher Scientific Inc.	3.300%	2/15/22	200	202
	Thermo Fisher Scientific Inc.	3.150%	1/15/23	100	100
	Thermo Fisher Scientific Inc.	3.000%	4/15/23	125	122
	Thermo Fisher Scientific Inc.	3.650%	12/15/25	500	499
	Thermo Fisher Scientific Inc.	2.950%	9/19/26	200	188
	Trinity Health Corp.	4.125%	12/1/45	60	58
	Tupperware Brands Corp.	4.750%	6/1/21	75	80
	Tyson Foods Inc.	2.650%	8/15/19	175	176
	Tyson Foods Inc.	4.500%	6/15/22	275	292
	Tyson Foods Inc.	3.950%	8/15/24	100	102
	Tyson Foods Inc.	4.875%	8/15/34	350	359
	Tyson Foods Inc.	5.150%	8/15/44	100	103
	Unilever Capital Corp.	2.200%	3/6/19	200	202
	Unilever Capital Corp.	2.100%	7/30/20	350	349
	Unilever Capital Corp.	4.250%	2/10/21	200	215
	Unilever Capital Corp.	1.375%	7/28/21	100	96
	Unilever Capital Corp.	3.100%	7/30/25	225	226
	Unilever Capital Corp.	2.000%	7/28/26	125	114
	Unilever Capital Corp.	5.900%	11/15/32	50	65
	Whirlpool Corp.	4.850%	6/15/21	50	54
	Whirlpool Corp.	4.700%	6/1/22	50	54
	Whirlpool Corp.	3.700%	3/1/23	50	51
	Whirlpool Corp.	4.000%	3/1/24	175	182
	Whirlpool Corp.	3.700%	5/1/25	75	75
	Whirlpool Corp.	4.500%	6/1/46	150	146
	Whole Foods Market Inc.	5.200%	12/3/25	225	237
	Wyeth LLC	7.250%	3/1/23	250	310
	Wyeth LLC	6.450%	2/1/24	100	121
	Wyeth LLC	6.500%	2/1/34	150	194
	Wyeth LLC	6.000%	2/15/36	85	105
	Wyeth LLC	5.950%	4/1/37	460	579
	Zeneca Wilmington Inc.	7.000%	11/15/23	25	30
	Zimmer Biomet Holdings Inc.	2.000%	4/1/18	200	200
	Zimmer Biomet Holdings Inc.	4.625%	11/30/19	50	53
	Zimmer Biomet Holdings Inc.	2.700%	4/1/20	200	200
	Zimmer Biomet Holdings Inc.	3.375%	11/30/21	100	101
	Zimmer Biomet Holdings Inc.	3.150%	4/1/22	175	174
	Zimmer Biomet Holdings Inc.	3.550%	4/1/25	250	243
	Zimmer Biomet Holdings Inc.	4.250%	8/15/35	46	43
	Zoetis Inc.	1.875%	2/1/18	25	25
	Zoetis Inc.	3.450%	11/13/20	75	77
	Zoetis Inc.	3.250%	2/1/23	300	298
	Zoetis Inc.	4.500%	11/13/25	100	106
	Zoetis Inc.	4.700%	2/1/43	100	97

	Energy (2.7%)
	Anadarko Petroleum Corp.	5.550%	3/15/26	200	224
	Anadarko Petroleum Corp.	6.450%	9/15/36	200	236
	Anadarko Petroleum Corp.	7.950%	6/15/39	25	32
	Anadarko Petroleum Corp.	6.200%	3/15/40	275	315

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Anadarko Petroleum Corp.	4.500%	7/15/44	700	655
Anadarko Petroleum Corp.	6.600%	3/15/46	200	247
Apache Corp.	6.900%	9/15/18	300	325
Apache Corp.	3.625%	2/1/21	75	77
Apache Corp.	6.000%	1/15/37	350	400
Apache Corp.	5.100%	9/1/40	350	366
Apache Corp.	4.750%	4/15/43	200	206
Baker Hughes Inc.	3.200%	8/15/21	300	307
Baker Hughes Inc.	5.125%	9/15/40	175	192
Boardwalk Pipelines LP	3.375%	2/1/23	100	95
Boardwalk Pipelines LP	4.950%	12/15/24	150	154
Boardwalk Pipelines LP	5.950%	6/1/26	200	217
BP Capital Markets plc	1.674%	2/13/18	300	300
BP Capital Markets plc	4.750%	3/10/19	175	185
BP Capital Markets plc	1.676%	5/3/19	200	199
BP Capital Markets plc	2.237%	5/10/19	425	427
BP Capital Markets plc	2.315%	2/13/20	500	501
BP Capital Markets plc	4.500%	10/1/20	300	321
BP Capital Markets plc	4.742%	3/11/21	250	272
BP Capital Markets plc	3.062%	3/17/22	25	25
BP Capital Markets plc	3.245%	5/6/22	250	255
BP Capital Markets plc	2.500%	11/6/22	75	73
BP Capital Markets plc	2.750%	5/10/23	300	294
BP Capital Markets plc	3.994%	9/26/23	200	210
BP Capital Markets plc	3.216%	11/28/23	200	200
BP Capital Markets plc	3.814%	2/10/24	400	413
BP Capital Markets plc	3.535%	11/4/24	68	69
BP Capital Markets plc	3.506%	3/17/25	200	202
BP Capital Markets plc	3.119%	5/4/26	350	339
BP Capital Markets plc	3.723%	11/28/28	200	203
Buckeye Partners LP	2.650%	11/15/18	225	227
Buckeye Partners LP	4.150%	7/1/23	75	76
Buckeye Partners LP	3.950%	12/1/26	100	97
Buckeye Partners LP	5.850%	11/15/43	25	26
Buckeye Partners LP	5.600%	10/15/44	75	76
Burlington Resources Finance Co.	7.400%	12/1/31	175	228
Canadian Natural Resources Ltd.	7.200%	1/15/32	225	266
Canadian Natural Resources Ltd.	6.450%	6/30/33	125	140
Canadian Natural Resources Ltd.	5.850%	2/1/35	100	105
Canadian Natural Resources Ltd.	6.500%	2/15/37	50	57
Canadian Natural Resources Ltd.	6.250%	3/15/38	100	113
Chevron Corp.	1.718%	6/24/18	350	351
Chevron Corp.	1.790%	11/16/18	300	301
Chevron Corp.	4.950%	3/3/19	275	293
Chevron Corp.	1.561%	5/16/19	200	199
Chevron Corp.	2.193%	11/15/19	300	303
Chevron Corp.	1.961%	3/3/20	275	274
Chevron Corp.	2.419%	11/17/20	200	201
Chevron Corp.	2.100%	5/16/21	300	297
Chevron Corp.	2.411%	3/3/22	125	124
Chevron Corp.	2.355%	12/5/22	325	319
Chevron Corp.	3.191%	6/24/23	400	409
Chevron Corp.	2.954%	5/16/26	400	393
Cimarex Energy Co.	4.375%	6/1/24	200	208
Columbia Pipeline Group Inc.	2.450%	6/1/18	100	101
Columbia Pipeline Group Inc.	3.300%	6/1/20	125	127
Columbia Pipeline Group Inc.	4.500%	6/1/25	400	420
ConocoPhillips	5.750%	2/1/19	875	940
ConocoPhillips	5.900%	10/15/32	50	58
ConocoPhillips	5.900%	5/15/38	150	176
ConocoPhillips	6.500%	2/1/39	200	252
ConocoPhillips Canada Funding Co. I	5.950%	10/15/36	200	232
ConocoPhillips Co.	4.200%	3/15/21	500	530
ConocoPhillips Co.	2.400%	12/15/22	250	241
ConocoPhillips Co.	3.350%	11/15/24	100	100
ConocoPhillips Co.	4.150%	11/15/34	100	98
ConocoPhillips Co.	4.300%	11/15/44	125	124
ConocoPhillips Co.	5.950%	3/15/46	300	373
ConocoPhillips Holding Co.	6.950%	4/15/29	150	188
Devon Energy Corp.	4.000%	7/15/21	100	103
Devon Energy Corp.	3.250%	5/15/22	200	199

	Devon Energy Corp.	7.950%	4/15/32	33	42
	Devon Energy Corp.	5.600%	7/15/41	250	258
	Devon Energy Corp.	4.750%	5/15/42	200	190
	Devon Financing Co. LLC	7.875%	9/30/31	200	255
	Dominion Gas Holdings LLC	2.800%	11/15/20	200	202
	Dominion Gas Holdings LLC	3.600%	12/15/24	200	202
	Dominion Gas Holdings LLC	4.600%	12/15/44	400	397
	Enable Midstream Partners LP	2.400%	5/15/19	100	98
	Enable Midstream Partners LP	5.000%	5/15/44	100	86
	Enbridge Energy Partners LP	6.500%	4/15/18	75	79
	Enbridge Energy Partners LP	9.875%	3/1/19	225	257
	Enbridge Energy Partners LP	4.375%	10/15/20	100	104
	Enbridge Energy Partners LP	5.875%	10/15/25	150	168
	Enbridge Energy Partners LP	7.500%	4/15/38	150	178
	Enbridge Energy Partners LP	5.500%	9/15/40	75	74
	Enbridge Energy Partners LP	7.375%	10/15/45	25	31
	Enbridge Inc.	4.250%	12/1/26	200	204
	Enbridge Inc.	4.500%	6/10/44	100	92
	Enbridge Inc.	5.500%	12/1/46	200	215
	Encana Corp.	6.500%	8/15/34	450	482
	Encana Corp.	6.625%	8/15/37	200	216
	Energy Transfer Partners LP	2.500%	6/15/18	100	100
	Energy Transfer Partners LP	9.000%	4/15/19	229	260
	Energy Transfer Partners LP	4.150%	10/1/20	75	78
	Energy Transfer Partners LP	4.650%	6/1/21	105	111
	Energy Transfer Partners LP	3.600%	2/1/23	475	466
	Energy Transfer Partners LP	4.050%	3/15/25	1,000	989
	Energy Transfer Partners LP	4.750%	1/15/26	100	103
	Energy Transfer Partners LP	6.625%	10/15/36	150	163
	Energy Transfer Partners LP	6.050%	6/1/41	100	103
	Energy Transfer Partners LP	6.500%	2/1/42	175	189
	Energy Transfer Partners LP	5.150%	3/15/45	100	95
	EnLink Midstream Partners LP	4.400%	4/1/24	100	99
	EnLink Midstream Partners LP	4.150%	6/1/25	100	96
	EnLink Midstream Partners LP	4.850%	7/15/26	200	200
	EnLink Midstream Partners LP	5.600%	4/1/44	125	119
	Enterprise Products Operating LLC	6.650%	4/15/18	75	80
	Enterprise Products Operating LLC	1.650%	5/7/18	50	50
	Enterprise Products Operating LLC	6.500%	1/31/19	50	55
	Enterprise Products Operating LLC	2.550%	10/15/19	225	228
	Enterprise Products Operating LLC	5.200%	9/1/20	300	328
	Enterprise Products Operating LLC	3.350%	3/15/23	200	202
	Enterprise Products Operating LLC	3.900%	2/15/24	475	489
	Enterprise Products Operating LLC	3.750%	2/15/25	150	152
	Enterprise Products Operating LLC	3.700%	2/15/26	100	100
	Enterprise Products Operating LLC	3.950%	2/15/27	200	204
	Enterprise Products Operating LLC	6.875%	3/1/33	175	211
	Enterprise Products Operating LLC	7.550%	4/15/38	150	193
	Enterprise Products Operating LLC	6.125%	10/15/39	150	172
	Enterprise Products Operating LLC	5.950%	2/1/41	175	197
	Enterprise Products Operating LLC	4.450%	2/15/43	300	285
	Enterprise Products Operating LLC	4.850%	3/15/44	300	303
	Enterprise Products Operating LLC	5.100%	2/15/45	100	105
	Enterprise Products Operating LLC	4.900%	5/15/46	200	204
	Enterprise Products Operating LLC	4.950%	10/15/54	100	98
[5]	Enterprise Products Operating LLC	7.034%	1/15/68	225	232
	EOG Resources Inc.	4.400%	6/1/20	100	106
	EOG Resources Inc.	4.100%	2/1/21	350	368
	EOG Resources Inc.	2.625%	3/15/23	450	436
	EOG Resources Inc.	3.900%	4/1/35	75	71
	EQT Corp.	6.500%	4/1/18	350	369
	EQT Corp.	4.875%	11/15/21	125	133
	EQT Midstream Partners LP	4.125%	12/1/26	100	97
	Exxon Mobil Corp.	1.439%	3/1/18	700	701
	Exxon Mobil Corp.	1.305%	3/6/18	400	400
	Exxon Mobil Corp.	1.819%	3/15/19	45	45
	Exxon Mobil Corp.	1.912%	3/6/20	265	264
	Exxon Mobil Corp.	2.222%	3/1/21	400	400
	Exxon Mobil Corp.	2.397%	3/6/22	350	348
	Exxon Mobil Corp.	2.726%	3/1/23	500	500
	Exxon Mobil Corp.	2.709%	3/6/25	300	293

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Exxon Mobil Corp.	3.043%	3/1/26	300	299
Exxon Mobil Corp.	3.567%	3/6/45	175	164
Exxon Mobil Corp.	4.114%	3/1/46	425	434
FMC Technologies Inc.	3.450%	10/1/22	25	25
Halliburton Co.	2.000%	8/1/18	125	125
Halliburton Co.	6.150%	9/15/19	200	220
Halliburton Co.	3.500%	8/1/23	225	229
Halliburton Co.	3.800%	11/15/25	350	356
Halliburton Co.	4.850%	11/15/35	200	211
Halliburton Co.	6.700%	9/15/38	125	155
Halliburton Co.	7.450%	9/15/39	200	269
Halliburton Co.	4.750%	8/1/43	150	153
Halliburton Co.	5.000%	11/15/45	300	320
Hess Corp.	3.500%	7/15/24	100	96
Hess Corp.	4.300%	4/1/27	350	348
Hess Corp.	7.125%	3/15/33	100	114
Hess Corp.	6.000%	1/15/40	150	155
Hess Corp.	5.600%	2/15/41	300	305
Hess Corp.	5.800%	4/1/47	200	208
Husky Energy Inc.	6.150%	6/15/19	100	109
Husky Energy Inc.	4.000%	4/15/24	150	152
Husky Energy Inc.	6.800%	9/15/37	50	59
Kerr-McGee Corp.	6.950%	7/1/24	250	296
Kerr-McGee Corp.	7.875%	9/15/31	50	64
Kinder Morgan Energy Partners LP	5.950%	2/15/18	300	313
Kinder Morgan Energy Partners LP	9.000%	2/1/19	365	411
Kinder Morgan Energy Partners LP	6.850%	2/15/20	850	948
Kinder Morgan Energy Partners LP	3.500%	3/1/21	125	127
Kinder Morgan Energy Partners LP	5.000%	10/1/21	150	160
Kinder Morgan Energy Partners LP	3.450%	2/15/23	25	25
Kinder Morgan Energy Partners LP	3.500%	9/1/23	125	123
Kinder Morgan Energy Partners LP	4.300%	5/1/24	400	409
Kinder Morgan Energy Partners LP	7.300%	8/15/33	275	322
Kinder Morgan Energy Partners LP	5.800%	3/15/35	50	53
Kinder Morgan Energy Partners LP	6.500%	2/1/37	250	274
Kinder Morgan Energy Partners LP	6.950%	1/15/38	50	58
Kinder Morgan Energy Partners LP	6.500%	9/1/39	200	221
Kinder Morgan Energy Partners LP	6.550%	9/15/40	250	275
Kinder Morgan Energy Partners LP	5.000%	8/15/42	25	24
Kinder Morgan Energy Partners LP	4.700%	11/1/42	375	349
Kinder Morgan Energy Partners LP	5.000%	3/1/43	75	72
Kinder Morgan Inc.	4.300%	6/1/25	300	309
Kinder Morgan Inc.	7.800%	8/1/31	90	111
Kinder Morgan Inc.	7.750%	1/15/32	165	202
Kinder Morgan Inc.	5.300%	12/1/34	175	179
Kinder Morgan Inc.	5.550%	6/1/45	200	209
Kinder Morgan Inc.	5.050%	2/15/46	350	346
Magellan Midstream Partners LP	6.550%	7/15/19	75	83
Magellan Midstream Partners LP	4.250%	2/1/21	125	132
Magellan Midstream Partners LP	3.200%	3/15/25	125	122
Magellan Midstream Partners LP	5.150%	10/15/43	275	286
Magellan Midstream Partners LP	4.250%	9/15/46	200	188
Marathon Oil Corp.	5.900%	3/15/18	46	48
Marathon Oil Corp.	2.700%	6/1/20	150	148
Marathon Oil Corp.	2.800%	11/1/22	175	166
Marathon Oil Corp.	6.800%	3/15/32	300	331
Marathon Oil Corp.	5.200%	6/1/45	100	94
Marathon Petroleum Corp.	2.700%	12/14/18	200	203
Marathon Petroleum Corp.	5.125%	3/1/21	375	409
Marathon Petroleum Corp.	4.750%	9/15/44	250	221
Marathon Petroleum Corp.	5.850%	12/15/45	200	198
MPLX LP	4.500%	7/15/23	350	355
MPLX LP	4.875%	12/1/24	300	307
MPLX LP	4.875%	6/1/25	100	103
Nabors Industries Inc.	6.150%	2/15/18	450	469
Nabors Industries Inc.	5.000%	9/15/20	175	180
Nabors Industries Inc.	4.625%	9/15/21	125	127
National Fuel Gas Co.	3.750%	3/1/23	275	267
National Oilwell Varco Inc.	2.600%	12/1/22	25	23
National Oilwell Varco Inc.	3.950%	12/1/42	125	95
Noble Energy Inc.	8.250%	3/1/19	475	534

Noble Energy Inc.	6.000%	3/1/41	100	111
Noble Energy Inc.	5.250%	11/15/43	375	381
Noble Energy Inc.	5.050%	11/15/44	150	150
Occidental Petroleum Corp.	1.500%	2/15/18	550	550
Occidental Petroleum Corp.	4.100%	2/1/21	350	372
Occidental Petroleum Corp.	2.700%	2/15/23	350	346
Occidental Petroleum Corp.	3.500%	6/15/25	250	254
Occidental Petroleum Corp.	3.400%	4/15/26	250	251
Occidental Petroleum Corp.	4.625%	6/15/45	100	104
Oceaneering International Inc.	4.650%	11/15/24	85	84
ONEOK Partners LP	8.625%	3/1/19	225	254
ONEOK Partners LP	3.375%	10/1/22	100	100
ONEOK Partners LP	6.650%	10/1/36	300	340
ONEOK Partners LP	6.125%	2/1/41	150	165
Petro-Canada	7.875%	6/15/26	25	31
Petro-Canada	7.000%	11/15/28	100	123
Petro-Canada	6.800%	5/15/38	225	291
Phillips 66	2.950%	5/1/17	600	603
Phillips 66	4.300%	4/1/22	275	295
Phillips 66	4.650%	11/15/34	200	208
Phillips 66	5.875%	5/1/42	175	206
Phillips 66	4.875%	11/15/44	299	314
Phillips 66 Partners LP	2.646%	2/15/20	35	35
Phillips 66 Partners LP	3.605%	2/15/25	125	122
Phillips 66 Partners LP	4.680%	2/15/45	50	46
Phillips 66 Partners LP	4.900%	10/1/46	200	192
Pioneer Natural Resources Co.	6.875%	5/1/18	250	266
Pioneer Natural Resources Co.	3.950%	7/15/22	200	208
Pioneer Natural Resources Co.	4.450%	1/15/26	400	423
Plains All American Pipeline LP / PAA
Finance Corp.	6.500%	5/1/18	25	26
Plains All American Pipeline LP / PAA
Finance Corp.	8.750%	5/1/19	75	85
Plains All American Pipeline LP / PAA
Finance Corp.	2.850%	1/31/23	314	297
Plains All American Pipeline LP / PAA
Finance Corp.	3.600%	11/1/24	790	759
Plains All American Pipeline LP / PAA
Finance Corp.	4.500%	12/15/26	100	101
Plains All American Pipeline LP / PAA
Finance Corp.	4.300%	1/31/43	325	270
Plains All American Pipeline LP / PAA
Finance Corp.	4.700%	6/15/44	200	178
Regency Energy Partners LP / Regency
Energy Finance Corp.	6.500%	7/15/21	257	265
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.875%	3/1/22	300	329
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.000%	10/1/22	200	211
Regency Energy Partners LP / Regency
Energy Finance Corp.	5.500%	4/15/23	200	208
Regency Energy Partners LP / Regency
Energy Finance Corp.	4.500%	11/1/23	100	101
Repsol Oil & Gas Canada Inc.	7.750%	6/1/19	121	131
Repsol Oil & Gas Canada Inc.	3.750%	2/1/21	225	219
Schlumberger Investment SA	3.650%	12/1/23	225	235
Shell International Finance BV	1.900%	8/10/18	325	327
Shell International Finance BV	2.000%	11/15/18	500	503
Shell International Finance BV	1.375%	9/12/19	200	197
Shell International Finance BV	4.300%	9/22/19	550	584
Shell International Finance BV	4.375%	3/25/20	325	347
Shell International Finance BV	2.125%	5/11/20	450	448
Shell International Finance BV	2.250%	11/10/20	100	100
Shell International Finance BV	1.875%	5/10/21	200	196
Shell International Finance BV	1.750%	9/12/21	200	194
Shell International Finance BV	3.400%	8/12/23	75	77
Shell International Finance BV	3.250%	5/11/25	200	199
Shell International Finance BV	2.875%	5/10/26	500	482
Shell International Finance BV	2.500%	9/12/26	1,000	936
Shell International Finance BV	4.125%	5/11/35	500	507
Shell International Finance BV	6.375%	12/15/38	475	608

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Shell International Finance BV	5.500%	3/25/40	125	145
	Shell International Finance BV	4.550%	8/12/43	400	415
	Shell International Finance BV	4.375%	5/11/45	400	406
	Shell International Finance BV	4.000%	5/10/46	450	430
	Shell International Finance BV	3.750%	9/12/46	200	184
	Spectra Energy Capital LLC	6.200%	4/15/18	300	314
	Spectra Energy Capital LLC	6.750%	2/15/32	50	55
	Spectra Energy Partners LP	2.950%	9/25/18	25	25
	Spectra Energy Partners LP	4.750%	3/15/24	400	426
	Spectra Energy Partners LP	3.500%	3/15/25	50	49
	Spectra Energy Partners LP	4.500%	3/15/45	250	237
	Suncor Energy Inc.	6.100%	6/1/18	25	26
	Suncor Energy Inc.	5.950%	12/1/34	75	88
	Suncor Energy Inc.	6.500%	6/15/38	525	666
	Sunoco Logistics Partners
	Operations LP	4.400%	4/1/21	825	869
	Sunoco Logistics Partners
	Operations LP	3.450%	1/15/23	50	49
	Sunoco Logistics Partners
	Operations LP	4.250%	4/1/24	75	76
	Sunoco Logistics Partners
	Operations LP	4.950%	1/15/43	175	161
	Sunoco Logistics Partners
	Operations LP	5.300%	4/1/44	325	314
	Total Capital Canada Ltd.	1.450%	1/15/18	75	75
	Total Capital Canada Ltd.	2.750%	7/15/23	125	124
	Total Capital International SA	2.125%	1/10/19	350	352
	Total Capital International SA	2.750%	6/19/21	300	303
	Total Capital International SA	2.875%	2/17/22	300	302
	Total Capital International SA	2.700%	1/25/23	50	49
	Total Capital International SA	3.700%	1/15/24	775	808
	Total Capital SA	2.125%	8/10/18	250	252
	Total Capital SA	4.450%	6/24/20	375	402
	Total Capital SA	4.125%	1/28/21	125	133
	TransCanada PipeLines Ltd.	6.500%	8/15/18	150	161
	TransCanada PipeLines Ltd.	3.800%	10/1/20	175	182
	TransCanada PipeLines Ltd.	4.875%	1/15/26	100	111
	TransCanada PipeLines Ltd.	4.625%	3/1/34	350	368
	TransCanada PipeLines Ltd.	5.600%	3/31/34	150	172
	TransCanada PipeLines Ltd.	5.850%	3/15/36	300	358
	TransCanada PipeLines Ltd.	6.200%	10/15/37	475	590
	TransCanada PipeLines Ltd.	5.000%	10/16/43	150	167
	Transcontinental Gas Pipe Line Co.
	LLC	6.050%	6/15/18	265	278
	Valero Energy Corp.	6.125%	2/1/20	75	83
	Valero Energy Corp.	7.500%	4/15/32	725	892
	Valero Energy Partners LP	4.375%	12/15/26	100	101
	Western Gas Partners LP	5.375%	6/1/21	300	323
	Western Gas Partners LP	5.450%	4/1/44	120	123
	Williams Partners LP	5.250%	3/15/20	475	508
	Williams Partners LP	4.125%	11/15/20	275	286
	Williams Partners LP	3.600%	3/15/22	150	151
	Williams Partners LP	3.350%	8/15/22	125	123
	Williams Partners LP	3.900%	1/15/25	325	318
	Williams Partners LP	6.300%	4/15/40	100	107
	Williams Partners LP	5.400%	3/4/44	400	387
	Williams Partners LP	5.100%	9/15/45	350	332
	Williams Partners LP / ACMP
	Finance Corp.	4.875%	5/15/23	150	152
	Williams Partners LP / ACMP
	Finance Corp.	4.875%	3/15/24	300	302

	Other Industrial (0.1%)
	California Institute of Technology GO	4.321%	8/1/45	70	73
	California Institute of Technology GO	4.700%	11/1/11	50	47
	CBRE Services Inc.	5.000%	3/15/23	150	154
	CBRE Services Inc.	5.250%	3/15/25	100	103
	CBRE Services Inc.	4.875%	3/1/26	100	100
	Cintas Corp. No 2	3.250%	6/1/22	75	76
	Dartmouth College New Hampshire GO 3.474%		6/1/46	100	93
[5]	Duke University	3.199%	10/1/38	50	46

[5]	Duke University Revenue	3.299%	10/1/46	100	90
	Fluor Corp.	3.375%	9/15/21	75	77
	Fluor Corp.	3.500%	12/15/24	250	252
	George Washington University
	District of Columbia GO	3.545%	9/15/46	50	43
	Howard Hughes Medical Institute
	Revenue	3.500%	9/1/23	200	208
[5]	Johns Hopkins University Maryland GO	4.083%	7/1/53	25	25
[5]	Massachusetts Institute of
	Technology GO	3.959%	7/1/38	125	130
	Massachusetts Institute of
	Technology GO	5.600%	7/1/11	130	156
	Massachusetts Institute of
	Technology GO	4.678%	7/1/14	75	75
	Massachusetts Institute of
	Technology GO	3.885%	7/1/16	100	85
[5]	Northwestern University Illinois GO	3.688%	12/1/38	100	99
[5]	Northwestern University Illinois GO	4.643%	12/1/44	75	84
[5]	University of Notre Dame DU LAC
	Indiana GO	3.438%	2/15/45	100	96
	University of Pennsylvania GO	4.674%	9/1/12	50	49
[5]	University of Southern California GO	3.028%	10/1/39	100	89
	Wesleyan University Connecticut GO	4.781%	7/1/16	50	47
	Yale University Connecticut GO	2.086%	4/15/19	50	50

	Technology (2.1%)
	Adobe Systems Inc.	4.750%	2/1/20	175	188
	Adobe Systems Inc.	3.250%	2/1/25	200	200
	Alphabet Inc.	3.625%	5/19/21	150	159
	Altera Corp.	2.500%	11/15/18	225	230
	Altera Corp.	4.100%	11/15/23	75	80
	Amphenol Corp.	2.550%	1/30/19	200	202
	Amphenol Corp.	3.125%	9/15/21	100	101
	Analog Devices Inc.	2.875%	6/1/23	450	444
	Analog Devices Inc.	3.500%	12/5/26	200	198
	Apple Inc.	1.000%	5/3/18	450	448
	Apple Inc.	2.100%	5/6/19	425	429
	Apple Inc.	1.100%	8/2/19	275	270
	Apple Inc.	1.550%	2/7/20	225	222
	Apple Inc.	2.250%	2/23/21	750	748
	Apple Inc.	2.850%	5/6/21	1,175	1,197
	Apple Inc.	1.550%	8/4/21	375	362
	Apple Inc.	2.150%	2/9/22	325	318
	Apple Inc.	2.700%	5/13/22	500	501
	Apple Inc.	2.850%	2/23/23	300	300
	Apple Inc.	2.400%	5/3/23	1,215	1,183
	Apple Inc.	3.450%	5/6/24	75	77
	Apple Inc.	2.500%	2/9/25	100	96
	Apple Inc.	3.200%	5/13/25	350	351
	Apple Inc.	3.250%	2/23/26	350	351
	Apple Inc.	2.450%	8/4/26	350	328
	Apple Inc.	4.500%	2/23/36	225	241
	Apple Inc.	3.850%	5/4/43	450	431
	Apple Inc.	4.450%	5/6/44	175	181
	Apple Inc.	3.450%	2/9/45	225	199
	Apple Inc.	4.650%	2/23/46	1,525	1,646
	Apple Inc.	3.850%	8/4/46	350	336
	Applied Materials Inc.	2.625%	10/1/20	150	151
	Applied Materials Inc.	4.300%	6/15/21	150	161
	Applied Materials Inc.	3.900%	10/1/25	300	315
	Applied Materials Inc.	5.100%	10/1/35	100	110
	Applied Materials Inc.	5.850%	6/15/41	150	179
	Arrow Electronics Inc.	3.000%	3/1/18	50	50
	Arrow Electronics Inc.	3.500%	4/1/22	100	99
	Arrow Electronics Inc.	4.500%	3/1/23	50	51
	Arrow Electronics Inc.	4.000%	4/1/25	100	97
	Autodesk Inc.	3.125%	6/15/20	100	101
	Autodesk Inc.	3.600%	12/15/22	25	25
	Autodesk Inc.	4.375%	6/15/25	50	51
	Avnet Inc.	5.875%	6/15/20	200	216
	Avnet Inc.	4.625%	4/15/26	100	97

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Baidu Inc.	2.750%	6/9/19	200	202
	Baidu Inc.	3.500%	11/28/22	500	501
	Broadridge Financial Solutions Inc.	3.950%	9/1/20	75	78
	Broadridge Financial Solutions Inc.	3.400%	6/27/26	100	96
	CA Inc.	5.375%	12/1/19	175	189
	CA Inc.	3.600%	8/1/20	100	102
	CA Inc.	4.500%	8/15/23	75	78
	Cadence Design Systems Inc.	4.375%	10/15/24	100	99
	Cisco Systems Inc.	1.400%	2/28/18	350	350
	Cisco Systems Inc.	4.950%	2/15/19	475	507
	Cisco Systems Inc.	1.600%	2/28/19	250	250
	Cisco Systems Inc.	2.125%	3/1/19	600	605
	Cisco Systems Inc.	4.450%	1/15/20	825	884
	Cisco Systems Inc.	2.200%	2/28/21	600	598
	Cisco Systems Inc.	2.900%	3/4/21	75	77
	Cisco Systems Inc.	2.200%	9/20/23	150	144
	Cisco Systems Inc.	3.625%	3/4/24	125	131
	Cisco Systems Inc.	2.950%	2/28/26	100	99
	Cisco Systems Inc.	2.500%	9/20/26	250	237
	Cisco Systems Inc.	5.900%	2/15/39	200	254
	Cisco Systems Inc.	5.500%	1/15/40	275	337
	Corning Inc.	1.500%	5/8/18	250	249
	Corning Inc.	6.625%	5/15/19	25	28
	Corning Inc.	2.900%	5/15/22	175	176
	Corning Inc.	3.700%	11/15/23	200	203
	Corning Inc.	4.700%	3/15/37	50	49
	Corning Inc.	5.750%	8/15/40	75	83
[8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	3.480%	6/1/19	675	689
[8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	4.420%	6/15/21	800	828
[8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	5.450%	6/15/23	875	929
[8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	6.020%	6/15/26	1,050	1,136
[8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.100%	7/15/36	60	71
[8]	Diamond 1 Finance Corp. / Diamond 2
	Finance Corp.	8.350%	7/15/46	355	440
	Dun & Bradstreet Corp.	4.375%	12/1/22	50	51
	Equifax Inc.	2.300%	6/1/21	200	195
	Equifax Inc.	3.250%	6/1/26	100	97
	Fidelity National Information
	Services Inc.	2.000%	4/15/18	25	25
	Fidelity National Information
	Services Inc.	2.850%	10/15/18	100	102
	Fidelity National Information
	Services Inc.	3.625%	10/15/20	425	440
	Fidelity National Information
	Services Inc.	5.000%	3/15/22	50	51
	Fidelity National Information
	Services Inc.	3.500%	4/15/23	175	176
	Fidelity National Information
	Services Inc.	5.000%	10/15/25	625	678
	Fidelity National Information
	Services Inc.	3.000%	8/15/26	350	328
	Fidelity National Information
	Services Inc.	4.500%	8/15/46	125	119
	Fiserv Inc.	2.700%	6/1/20	125	125
	Fiserv Inc.	3.500%	10/1/22	150	154
	Fiserv Inc.	3.850%	6/1/25	300	305
	Flex Ltd.	4.625%	2/15/20	85	88
	Hewlett Packard Enterprise Co.	2.850%	10/5/18	350	353
	Hewlett Packard Enterprise Co.	3.600%	10/15/20	925	940
	Hewlett Packard Enterprise Co.	4.400%	10/15/22	375	392
	Hewlett Packard Enterprise Co.	4.900%	10/15/25	500	513
	Hewlett Packard Enterprise Co.	6.200%	10/15/35	100	102
	Hewlett Packard Enterprise Co.	6.350%	10/15/45	400	400
	HP Inc.	3.750%	12/1/20	53	55
	HP Inc.	4.300%	6/1/21	550	576
	HP Inc.	4.375%	9/15/21	200	210

HP Inc.	4.650%	12/9/21	350	372
HP Inc.	6.000%	9/15/41	100	101
Intel Corp.	2.450%	7/29/20	300	304
Intel Corp.	3.300%	10/1/21	100	104
Intel Corp.	3.100%	7/29/22	175	180
Intel Corp.	2.700%	12/15/22	275	276
Intel Corp.	3.700%	7/29/25	200	209
Intel Corp.	4.000%	12/15/32	150	154
Intel Corp.	4.800%	10/1/41	475	522
Intel Corp.	4.250%	12/15/42	325	328
Intel Corp.	4.900%	7/29/45	250	278
Intel Corp.	4.100%	5/19/46	275	274
International Business Machines Corp.	1.950%	2/12/19	225	226
International Business Machines Corp.	1.625%	5/15/20	25	25
International Business Machines Corp.	2.900%	11/1/21	25	25
International Business Machines Corp.	2.875%	11/9/22	100	100
International Business Machines Corp.	3.625%	2/12/24	450	467
International Business Machines Corp.	7.000%	10/30/25	300	383
International Business Machines Corp.	6.220%	8/1/27	75	93
International Business Machines Corp.	6.500%	1/15/28	75	96
International Business Machines Corp.	5.600%	11/30/39	98	119
International Business Machines Corp.	4.000%	6/20/42	193	193
International Business Machines Corp.	4.700%	2/19/46	125	136
Jabil Circuit Inc.	5.625%	12/15/20	100	107
Juniper Networks Inc.	3.125%	2/26/19	100	102
Juniper Networks Inc.	3.300%	6/15/20	200	203
Juniper Networks Inc.	4.600%	3/15/21	50	53
Juniper Networks Inc.	4.350%	6/15/25	50	50
Juniper Networks Inc.	5.950%	3/15/41	25	26
Keysight Technologies Inc.	3.300%	10/30/19	100	102
Keysight Technologies Inc.	4.550%	10/30/24	100	99
KLA-Tencor Corp.	4.125%	11/1/21	300	313
KLA-Tencor Corp.	4.650%	11/1/24	200	211
Lam Research Corp.	2.750%	3/15/20	100	100
Lam Research Corp.	2.800%	6/15/21	125	124
Lam Research Corp.	3.800%	3/15/25	100	100
Maxim Integrated Products Inc.	3.375%	3/15/23	25	24
Microsoft Corp.	1.000%	5/1/18	200	199
Microsoft Corp.	1.300%	11/3/18	425	424
Microsoft Corp.	4.200%	6/1/19	25	27
Microsoft Corp.	1.100%	8/8/19	765	755
Microsoft Corp.	3.000%	10/1/20	225	232
Microsoft Corp.	2.000%	11/3/20	550	551
Microsoft Corp.	1.550%	8/8/21	525	508
Microsoft Corp.	2.375%	2/12/22	450	448
Microsoft Corp.	2.650%	11/3/22	200	200
Microsoft Corp.	2.125%	11/15/22	200	194
Microsoft Corp.	2.375%	5/1/23	75	74
Microsoft Corp.	2.000%	8/8/23	300	286
Microsoft Corp.	3.625%	12/15/23	300	315
Microsoft Corp.	2.700%	2/12/25	250	244
Microsoft Corp.	3.125%	11/3/25	850	858
Microsoft Corp.	2.400%	8/8/26	750	704
Microsoft Corp.	3.500%	2/12/35	325	311
Microsoft Corp.	4.200%	11/3/35	175	184
Microsoft Corp.	3.450%	8/8/36	450	427
Microsoft Corp.	4.500%	10/1/40	100	106
Microsoft Corp.	5.300%	2/8/41	50	60
Microsoft Corp.	3.500%	11/15/42	280	258
Microsoft Corp.	3.750%	5/1/43	45	43
Microsoft Corp.	3.750%	2/12/45	300	285
Microsoft Corp.	4.450%	11/3/45	725	768
Microsoft Corp.	3.700%	8/8/46	750	705
Microsoft Corp.	4.000%	2/12/55	400	378
Microsoft Corp.	4.750%	11/3/55	175	190
Motorola Solutions Inc.	3.500%	9/1/21	150	152
Motorola Solutions Inc.	3.750%	5/15/22	250	252
Motorola Solutions Inc.	7.500%	5/15/25	50	59
Motorola Solutions Inc.	5.500%	9/1/44	100	96
NetApp Inc.	3.375%	6/15/21	300	303
NVIDIA Corp.	2.200%	9/16/21	175	170

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	NVIDIA Corp.	3.200%	9/16/26	175	167
	Oracle Corp.	5.750%	4/15/18	300	317
	Oracle Corp.	2.375%	1/15/19	225	228
	Oracle Corp.	5.000%	7/8/19	550	592
	Oracle Corp.	2.250%	10/8/19	225	227
	Oracle Corp.	1.900%	9/15/21	1,275	1,245
	Oracle Corp.	2.400%	9/15/23	450	435
	Oracle Corp.	3.400%	7/8/24	450	457
	Oracle Corp.	2.950%	5/15/25	1,400	1,368
	Oracle Corp.	2.650%	7/15/26	800	757
	Oracle Corp.	3.250%	5/15/30	100	97
	Oracle Corp.	4.300%	7/8/34	300	309
	Oracle Corp.	3.900%	5/15/35	75	74
	Oracle Corp.	3.850%	7/15/36	400	389
	Oracle Corp.	6.500%	4/15/38	200	261
	Oracle Corp.	6.125%	7/8/39	150	189
	Oracle Corp.	5.375%	7/15/40	600	693
	Oracle Corp.	4.500%	7/8/44	200	205
	Oracle Corp.	4.125%	5/15/45	50	49
	Oracle Corp.	4.000%	7/15/46	525	501
	Oracle Corp.	4.375%	5/15/55	150	147
	Pitney Bowes Inc.	3.375%	10/1/21	350	339
	Pitney Bowes Inc.	4.625%	3/15/24	50	49
	QUALCOMM Inc.	1.400%	5/18/18	600	599
	QUALCOMM Inc.	2.250%	5/20/20	300	300
	QUALCOMM Inc.	3.000%	5/20/22	350	354
	QUALCOMM Inc.	3.450%	5/20/25	250	254
	QUALCOMM Inc.	4.650%	5/20/35	125	131
	QUALCOMM Inc.	4.800%	5/20/45	325	347
	Seagate HDD Cayman	3.750%	11/15/18	200	204
	Seagate HDD Cayman	4.750%	6/1/23	150	149
	Seagate HDD Cayman	4.750%	1/1/25	100	94
	Seagate HDD Cayman	4.875%	6/1/27	175	157
	Seagate HDD Cayman	5.750%	12/1/34	100	85
	Symantec Corp.	4.200%	9/15/20	50	51
	Symantec Corp.	3.950%	6/15/22	175	172
	Telefonaktiebolaget LM Ericsson	4.125%	5/15/22	150	151
	Texas Instruments Inc.	1.650%	8/3/19	525	524
	Total System Services Inc.	2.375%	6/1/18	95	95
	Total System Services Inc.	3.800%	4/1/21	130	134
	Total System Services Inc.	4.800%	4/1/26	350	375
	Trimble Navigation Ltd.	4.750%	12/1/24	75	75
	Tyco Electronics Group SA	2.350%	8/1/19	50	50
	Tyco Electronics Group SA	3.500%	2/3/22	100	103
	Tyco Electronics Group SA	3.450%	8/1/24	100	101
	Tyco Electronics Group SA	7.125%	10/1/37	200	260
	Verisk Analytics Inc.	4.125%	9/12/22	375	386
	Verisk Analytics Inc.	5.500%	6/15/45	50	53
	Xerox Corp.	6.350%	5/15/18	175	184
	Xerox Corp.	5.625%	12/15/19	25	27
	Xerox Corp.	2.800%	5/15/20	75	74
	Xerox Corp.	6.750%	12/15/39	175	175
	Xilinx Inc.	2.125%	3/15/19	100	100
	Xilinx Inc.	3.000%	3/15/21	100	101

	Transportation (0.6%)
[5]	American Airlines 2011-1 Class A
	Pass Through Trust	5.250%	7/31/22	74	79
[5]	American Airlines 2013-1 Class A
	Pass Through Trust	4.000%	1/15/27	26	26
[5]	American Airlines 2013-2 Class A
	Pass Through Trust	4.950%	7/15/24	200	213
[5]	American Airlines 2014-1 Class A
	Pass Through Trust	3.700%	4/1/28	111	111
[5]	American Airlines 2015-1 Class A
	Pass Through Trust	3.375%	11/1/28	163	160
[5]	American Airlines 2015-1 Class B
	Pass Through Trust	3.700%	11/1/24	43	42
[5]	American Airlines 2015-2 Class AA
	Pass Through Trust	3.600%	9/22/27	54	54

[5]	American Airlines 2016-1 Class A
	Pass Through Trust	4.100%	1/15/28	75	76
[5]	American Airlines 2016-1 Class AA
	Pass Through Trust	3.575%	1/15/28	150	150
[5]	American Airlines 2016-2 Class A
	Pass Through Trust	3.650%	6/15/28	100	99
[5]	American Airlines 2016-2 Class AA
	Pass Through Trust	3.200%	6/15/28	275	266
[5]	American Airlines 2016-3 Class A
	Pass Through Trust	3.250%	4/15/30	50	48
	American Airlines 2016-3 Class AA
	Pass Through Trust	3.000%	10/15/28	150	144
[5]	BNSF Funding Trust I	6.613%	12/15/55	65	74
	Burlington Northern Santa Fe LLC	5.750%	3/15/18	100	105
	Burlington Northern Santa Fe LLC	3.050%	3/15/22	150	154
	Burlington Northern Santa Fe LLC	3.050%	9/1/22	150	153
	Burlington Northern Santa Fe LLC	3.000%	3/15/23	175	177
	Burlington Northern Santa Fe LLC	3.850%	9/1/23	75	79
	Burlington Northern Santa Fe LLC	3.750%	4/1/24	200	210
	Burlington Northern Santa Fe LLC	3.400%	9/1/24	150	154
	Burlington Northern Santa Fe LLC	3.000%	4/1/25	100	100
	Burlington Northern Santa Fe LLC	3.650%	9/1/25	75	78
	Burlington Northern Santa Fe LLC	6.200%	8/15/36	125	160
	Burlington Northern Santa Fe LLC	5.050%	3/1/41	125	141
	Burlington Northern Santa Fe LLC	5.400%	6/1/41	250	293
	Burlington Northern Santa Fe LLC	4.400%	3/15/42	250	259
	Burlington Northern Santa Fe LLC	4.375%	9/1/42	100	104
	Burlington Northern Santa Fe LLC	4.450%	3/15/43	75	78
	Burlington Northern Santa Fe LLC	5.150%	9/1/43	125	143
	Burlington Northern Santa Fe LLC	4.900%	4/1/44	100	111
	Burlington Northern Santa Fe LLC	4.550%	9/1/44	150	159
	Burlington Northern Santa Fe LLC	4.150%	4/1/45	75	76
	Burlington Northern Santa Fe LLC	4.700%	9/1/45	75	82
	Burlington Northern Santa Fe LLC	3.900%	8/1/46	350	340
	Canadian National Railway Co.	5.550%	3/1/19	100	108
	Canadian National Railway Co.	2.850%	12/15/21	75	76
	Canadian National Railway Co.	6.250%	8/1/34	75	97
	Canadian National Railway Co.	6.200%	6/1/36	75	97
	Canadian National Railway Co.	6.375%	11/15/37	100	132
	Canadian National Railway Co.	3.500%	11/15/42	50	46
	Canadian National Railway Co.	3.200%	8/2/46	50	44
	Canadian Pacific Railway Co.	7.250%	5/15/19	150	168
	Canadian Pacific Railway Co.	9.450%	8/1/21	50	63
	Canadian Pacific Railway Co.	4.450%	3/15/23	225	241
	Canadian Pacific Railway Co.	7.125%	10/15/31	100	136
	Canadian Pacific Railway Co.	5.950%	5/15/37	450	535
	Canadian Pacific Railway Co.	5.750%	1/15/42	115	139
	Canadian Pacific Railway Co.	6.125%	9/15/15	70	84
[5]	Continental Airlines 2007-1 Class A
	Pass Through Trust	5.983%	10/19/23	57	63
[5]	Continental Airlines 2009-2 Class A
	Pass Through Trust	7.250%	5/10/21	101	113
[5]	Continental Airlines 2012-2 Class A
	Pass Through Trust	4.000%	4/29/26	85	87
	CSX Corp.	4.250%	6/1/21	25	27
	CSX Corp.	3.350%	11/1/25	150	150
	CSX Corp.	6.220%	4/30/40	152	189
	CSX Corp.	5.500%	4/15/41	225	257
	CSX Corp.	4.750%	5/30/42	210	218
	CSX Corp.	4.100%	3/15/44	150	145
	CSX Corp.	3.950%	5/1/50	125	112
	CSX Corp.	4.500%	8/1/54	25	24
	CSX Corp.	4.250%	11/1/66	150	137
[5]	Delta Air Lines 2007-1 Class A
	Pass Through Trust	6.821%	2/10/24	132	151
[5]	Delta Air Lines 2009-1 Class A
	Pass Through Trust	7.750%	6/17/21	48	53
[5]	Delta Air Lines 2010-2 Class A
	Pass Through Trust	4.950%	11/23/20	34	35
[5]	Delta Air Lines 2015-1 Class AA
	Pass Through Trust	3.625%	7/30/27	48	48

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	FedEx Corp.	8.000%	1/15/19	100	112
	FedEx Corp.	2.625%	8/1/22	75	75
	FedEx Corp.	4.000%	1/15/24	125	131
	FedEx Corp.	3.250%	4/1/26	100	99
	FedEx Corp.	3.875%	8/1/42	100	91
	FedEx Corp.	4.100%	4/15/43	75	70
	FedEx Corp.	5.100%	1/15/44	100	108
	FedEx Corp.	4.750%	11/15/45	200	207
	FedEx Corp.	4.550%	4/1/46	150	151
	FedEx Corp.	4.500%	2/1/65	60	55
[5]	Hawaiian Airlines 2013-1 Class A
	Pass Through Certificates	3.900%	1/15/26	234	238
	JB Hunt Transport Services Inc.	3.300%	8/15/22	100	100
	JB Hunt Transport Services Inc.	3.850%	3/15/24	50	51
	Kansas City Southern	2.350%	5/15/20	25	25
	Kansas City Southern	3.000%	5/15/23	75	73
	Kansas City Southern	3.125%	6/1/26	100	95
	Kansas City Southern	4.300%	5/15/43	75	69
	Kansas City Southern	4.950%	8/15/45	125	127
[5]	Latam Airlines 2015-1 Pass Through
	Trust A	4.200%	8/15/29	119	116
	Norfolk Southern Corp.	5.900%	6/15/19	175	191
	Norfolk Southern Corp.	2.903%	2/15/23	48	48
	Norfolk Southern Corp.	5.590%	5/17/25	50	57
	Norfolk Southern Corp.	7.800%	5/15/27	60	80
	Norfolk Southern Corp.	4.837%	10/1/41	313	340
	Norfolk Southern Corp.	4.450%	6/15/45	75	77
	Norfolk Southern Corp.	4.650%	1/15/46	75	80
	Norfolk Southern Corp.	6.000%	3/15/05	100	117
	Norfolk Southern Corp.	6.000%	5/23/11	140	163
	Ryder System Inc.	2.450%	11/15/18	260	262
	Ryder System Inc.	2.350%	2/26/19	250	251
	Ryder System Inc.	2.550%	6/1/19	300	302
	Ryder System Inc.	2.500%	5/11/20	50	50
	Ryder System Inc.	2.250%	9/1/21	50	49
	Southwest Airlines Co.	2.750%	11/6/19	50	51
	Southwest Airlines Co.	2.650%	11/5/20	125	125
	Southwest Airlines Co.	3.000%	11/15/26	100	94
[5]	Southwest Airlines Co. 2007-1
	Pass Through Trust	6.150%	2/1/24	33	37
[5]	Spirit Airlines Class A Pass Through
	Certificates Series 2015-1	4.100%	10/1/29	97	99
	Trinity Industries Inc.	4.550%	10/1/24	60	58
	Union Pacific Corp.	2.250%	6/19/20	225	226
	Union Pacific Corp.	4.163%	7/15/22	659	709
	Union Pacific Corp.	3.250%	1/15/25	200	203
	Union Pacific Corp.	3.250%	8/15/25	150	152
	Union Pacific Corp.	2.750%	3/1/26	75	73
	Union Pacific Corp.	3.375%	2/1/35	100	94
	Union Pacific Corp.	4.050%	11/15/45	150	150
	Union Pacific Corp.	4.050%	3/1/46	150	150
	Union Pacific Corp.	3.799%	10/1/51	560	519
	Union Pacific Corp.	3.875%	2/1/55	100	91
	Union Pacific Corp.	4.375%	11/15/65	135	133
[5]	United Airlines 2013-1 Class A
	Pass Through Trust	4.300%	2/15/27	135	141
[5]	United Airlines 2014-1 Class A
	Pass Through Trust	4.000%	10/11/27	183	187
[5]	United Airlines 2015-1 Class A
	Pass Through Trust	3.700%	6/1/24	60	61
[5]	United Airlines 2015-1 Class AA
	Pass Through Trust	3.450%	12/1/27	171	169
[5]	United Airlines 2016-1 Class A
	Pass Through Trust	3.450%	1/7/30	50	49
[5]	United Airlines 2016-1 Class AA
	Pass Through Trust	3.100%	7/7/28	700	679
[5]	United Airlines 2016-2 Class A
	Pass Through Trust	3.100%	10/7/28	50	48
[5]	United Airlines 2016-2 Class AA
	Pass Through Trust	2.875%	10/7/28	75	71
	United Parcel Service Inc.	5.500%	1/15/18	175	182

	United Parcel Service Inc.	5.125%	4/1/19	100	107
	United Parcel Service Inc.	3.125%	1/15/21	200	206
	United Parcel Service Inc.	2.450%	10/1/22	450	447
	United Parcel Service Inc.	2.400%	11/15/26	150	142
	United Parcel Service Inc.	6.200%	1/15/38	278	366
	United Parcel Service Inc.	4.875%	11/15/40	75	86
	United Parcel Service Inc.	3.625%	10/1/42	75	72
	United Parcel Service Inc.	3.400%	11/15/46	85	78
[5]	US Airways Inc. 2013-1 Class A
	Pass Through Trust	3.950%	5/15/27	126	129
[5]	US Airways Inc. 2012-2 Class A
	Pass Through Trust	4.625%	12/3/26	38	40
					508,787
Utilities (2.2%)
	Electric (2.0%)
	AEP Texas Central Co.	6.650%	2/15/33	200	247
	Alabama Power Co.	6.125%	5/15/38	50	62
	Alabama Power Co.	5.500%	3/15/41	50	59
	Alabama Power Co.	5.200%	6/1/41	175	198
	Alabama Power Co.	3.850%	12/1/42	25	24
	Alabama Power Co.	4.150%	8/15/44	75	75
	Alabama Power Co.	3.750%	3/1/45	150	141
	Alabama Power Co.	4.300%	1/2/46	300	310
	Ameren Corp.	2.700%	11/15/20	100	100
	Ameren Corp.	3.650%	2/15/26	80	80
	Ameren Illinois Co.	2.700%	9/1/22	500	501
	American Electric Power Co. Inc.	1.650%	12/15/17	150	150
	American Electric Power Co. Inc.	2.950%	12/15/22	25	25
	Appalachian Power Co.	4.600%	3/30/21	50	54
	Appalachian Power Co.	6.700%	8/15/37	250	320
	Arizona Public Service Co.	8.750%	3/1/19	200	227
	Arizona Public Service Co.	3.350%	6/15/24	50	51
	Arizona Public Service Co.	3.150%	5/15/25	200	200
	Arizona Public Service Co.	2.550%	9/15/26	50	47
	Arizona Public Service Co.	4.500%	4/1/42	25	26
	Arizona Public Service Co.	4.700%	1/15/44	100	107
	Arizona Public Service Co.	4.350%	11/15/45	125	128
	Arizona Public Service Co.	3.750%	5/15/46	200	187
	Atlantic City Electric Co.	7.750%	11/15/18	100	111
	Baltimore Gas & Electric Co.	3.500%	11/15/21	350	363
	Baltimore Gas & Electric Co.	2.400%	8/15/26	50	47
	Baltimore Gas & Electric Co.	3.500%	8/15/46	100	90
	Berkshire Hathaway Energy Co.	5.750%	4/1/18	575	604
	Berkshire Hathaway Energy Co.	2.000%	11/15/18	125	126
	Berkshire Hathaway Energy Co.	3.750%	11/15/23	100	104
	Berkshire Hathaway Energy Co.	3.500%	2/1/25	100	102
	Berkshire Hathaway Energy Co.	5.950%	5/15/37	225	275
	Berkshire Hathaway Energy Co.	6.500%	9/15/37	200	259
	Berkshire Hathaway Energy Co.	5.150%	11/15/43	150	169
	Berkshire Hathaway Energy Co.	4.500%	2/1/45	100	104
	Black Hills Corp.	2.500%	1/11/19	75	75
	Black Hills Corp.	3.950%	1/15/26	75	76
	Black Hills Corp.	4.200%	9/15/46	100	95
	CenterPoint Energy Houston
	Electric LLC	1.850%	6/1/21	250	244
	CenterPoint Energy Houston
	Electric LLC	2.400%	9/1/26	450	422
	CenterPoint Energy Houston
	Electric LLC	6.950%	3/15/33	50	67
[8]	Cleco Corporate Holdings LLC	3.743%	5/1/26	100	98
[8]	Cleco Corporate Holdings LLC	4.973%	5/1/46	125	127
	Cleco Power LLC	6.000%	12/1/40	100	121
	Cleveland Electric Illuminating Co.	5.500%	8/15/24	225	256
	CMS Energy Corp.	8.750%	6/15/19	200	231
	CMS Energy Corp.	3.875%	3/1/24	25	26
	CMS Energy Corp.	3.600%	11/15/25	175	177
	CMS Energy Corp.	3.000%	5/15/26	75	72
	CMS Energy Corp.	2.950%	2/15/27	25	24
	CMS Energy Corp.	4.700%	3/31/43	125	131
	Commonwealth Edison Co.	5.800%	3/15/18	75	79
	Commonwealth Edison Co.	4.000%	8/1/20	25	26

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Commonwealth Edison Co.	5.900%	3/15/36	50	61
	Commonwealth Edison Co.	6.450%	1/15/38	175	229
	Commonwealth Edison Co.	4.600%	8/15/43	300	323
	Commonwealth Edison Co.	4.700%	1/15/44	175	193
	Commonwealth Edison Co.	3.700%	3/1/45	300	282
	Commonwealth Edison Co.	3.650%	6/15/46	175	164
	Connecticut Light & Power Co.	2.500%	1/15/23	125	122
	Connecticut Light & Power Co.	4.300%	4/15/44	500	515
	Consolidated Edison Co. of
	New York Inc.	6.650%	4/1/19	550	607
	Consolidated Edison Co. of
	New York Inc.	4.450%	6/15/20	200	214
	Consolidated Edison Co. of
	New York Inc.	5.300%	3/1/35	200	230
	Consolidated Edison Co. of
	New York Inc.	5.850%	3/15/36	275	333
	Consolidated Edison Co. of
	New York Inc.	6.200%	6/15/36	75	94
	Consolidated Edison Co. of
	New York Inc.	4.450%	3/15/44	200	209
	Consolidated Edison Co. of
	New York Inc.	4.500%	12/1/45	375	397
	Consolidated Edison Co. of
	New York Inc.	3.850%	6/15/46	145	140
	Consolidated Edison Inc.	2.000%	5/15/21	75	73
	Constellation Energy Group Inc.	5.150%	12/1/20	200	216
	Consumers Energy Co.	5.650%	9/15/18	285	304
	Consumers Energy Co.	3.375%	8/15/23	275	283
	Consumers Energy Co.	3.950%	5/15/43	75	75
	Consumers Energy Co.	4.100%	11/15/45	50	52
	Consumers Energy Co.	3.250%	8/15/46	50	44
	Consumers Energy Co.	4.350%	8/31/64	50	50
	Delmarva Power & Light Co.	3.500%	11/15/23	25	26
	Delmarva Power & Light Co.	4.000%	6/1/42	50	49
	Delmarva Power & Light Co.	4.150%	5/15/45	100	103
	Dominion Resources Inc.	6.400%	6/15/18	342	363
	Dominion Resources Inc.	2.500%	12/1/19	50	51
	Dominion Resources Inc.	3.625%	12/1/24	50	50
	Dominion Resources Inc.	3.900%	10/1/25	125	128
	Dominion Resources Inc.	2.850%	8/15/26	100	93
	Dominion Resources Inc.	6.300%	3/15/33	100	119
	Dominion Resources Inc.	5.950%	6/15/35	225	262
	Dominion Resources Inc.	4.050%	9/15/42	200	185
	Dominion Resources Inc.	4.700%	12/1/44	175	180
[5]	Dominion Resources Inc.	5.750%	10/1/54	100	103
	DTE Electric Co.	3.900%	6/1/21	100	106
	DTE Electric Co.	2.650%	6/15/22	325	327
	DTE Electric Co.	3.650%	3/15/24	175	182
	DTE Electric Co.	3.375%	3/1/25	150	153
	DTE Electric Co.	3.950%	6/15/42	50	50
	DTE Electric Co.	4.000%	4/1/43	225	226
	DTE Electric Co.	3.700%	6/1/46	50	48
	DTE Energy Co.	1.500%	10/1/19	100	98
	DTE Energy Co.	2.400%	12/1/19	300	301
	DTE Energy Co.	2.850%	10/1/26	700	650
	Duke Energy Carolinas LLC	4.300%	6/15/20	325	347
	Duke Energy Carolinas LLC	3.900%	6/15/21	500	530
	Duke Energy Carolinas LLC	2.950%	12/1/26	175	172
	Duke Energy Carolinas LLC	6.000%	12/1/28	125	155
	Duke Energy Carolinas LLC	6.100%	6/1/37	100	123
	Duke Energy Carolinas LLC	6.000%	1/15/38	25	31
	Duke Energy Carolinas LLC	6.050%	4/15/38	25	31
	Duke Energy Carolinas LLC	5.300%	2/15/40	150	178
	Duke Energy Carolinas LLC	4.000%	9/30/42	75	74
	Duke Energy Corp.	2.100%	6/15/18	75	75
	Duke Energy Corp.	5.050%	9/15/19	250	269
	Duke Energy Corp.	3.050%	8/15/22	75	75
	Duke Energy Corp.	3.750%	4/15/24	325	335
	Duke Energy Corp.	3.750%	9/1/46	150	135
	Duke Energy Florida LLC	5.650%	6/15/18	75	79
	Duke Energy Florida LLC	6.350%	9/15/37	225	291

	Duke Energy Florida LLC	6.400%	6/15/38	200	263
	Duke Energy Florida LLC	3.850%	11/15/42	200	191
	Duke Energy Florida LLC	3.400%	10/1/46	100	89
[5]	Duke Energy Florida Project
	Finance LLC	1.196%	3/1/22	50	50
[5]	Duke Energy Florida Project
	Finance LLC	1.731%	9/1/22	50	48
[5]	Duke Energy Florida Project
	Finance LLC	2.538%	9/1/29	100	93
[5]	Duke Energy Florida Project
	Finance LLC	2.858%	3/1/33	50	46
[5]	Duke Energy Florida Project
	Finance LLC	3.112%	9/1/36	75	68
	Duke Energy Indiana LLC	3.750%	7/15/20	25	26
	Duke Energy Indiana LLC	6.350%	8/15/38	225	293
	Duke Energy Indiana LLC	4.200%	3/15/42	400	397
	Duke Energy Indiana LLC	3.750%	5/15/46	225	213
	Duke Energy Ohio Inc.	3.700%	6/15/46	25	24
	Duke Energy Progress LLC	5.300%	1/15/19	175	187
	Duke Energy Progress LLC	2.800%	5/15/22	100	101
	Duke Energy Progress LLC	4.375%	3/30/44	400	414
	Duke Energy Progress LLC	3.700%	10/15/46	50	47
	Edison International	2.950%	3/15/23	200	199
	El Paso Electric Co.	6.000%	5/15/35	50	58
	El Paso Electric Co.	5.000%	12/1/44	75	78
[8]	Emera US Finance LP	2.150%	6/15/19	50	50
[8]	Emera US Finance LP	2.700%	6/15/21	75	74
[8]	Emera US Finance LP	3.550%	6/15/26	100	98
[8]	Emera US Finance LP	4.750%	6/15/46	305	305
	Entergy Arkansas Inc.	3.750%	2/15/21	75	79
	Entergy Corp.	2.950%	9/1/26	200	187
	Entergy Gulf States Louisiana LLC	6.000%	5/1/18	200	211
	Entergy Louisiana LLC	5.400%	11/1/24	475	546
	Entergy Louisiana LLC	2.400%	10/1/26	75	70
	Entergy Louisiana LLC	3.050%	6/1/31	175	165
	Entergy Louisiana LLC	4.950%	1/15/45	150	154
	Entergy Texas Inc.	7.125%	2/1/19	175	192
	Eversource Energy	1.450%	5/1/18	100	100
	Eversource Energy	4.500%	11/15/19	75	80
	Eversource Energy	3.150%	1/15/25	125	123
	Eversource Energy	3.350%	3/15/26	100	99
	Exelon Corp.	2.850%	6/15/20	75	76
	Exelon Corp.	3.950%	6/15/25	200	205
	Exelon Corp.	3.400%	4/15/26	200	196
	Exelon Corp.	4.950%	6/15/35	225	238
	Exelon Corp.	5.625%	6/15/35	20	22
	Exelon Corp.	5.100%	6/15/45	250	266
	Exelon Corp.	4.450%	4/15/46	175	171
	Exelon Generation Co. LLC	2.950%	1/15/20	400	405
	Exelon Generation Co. LLC	4.000%	10/1/20	100	104
	Exelon Generation Co. LLC	5.600%	6/15/42	205	190
	FirstEnergy Corp.	7.375%	11/15/31	125	161
	Florida Power & Light Co.	5.550%	11/1/17	75	78
	Florida Power & Light Co.	5.625%	4/1/34	25	30
	Florida Power & Light Co.	5.960%	4/1/39	375	484
	Florida Power & Light Co.	3.800%	12/15/42	75	74
[8]	Fortis Inc.	2.100%	10/4/21	50	48
[8]	Fortis Inc.	3.055%	10/4/26	475	443
	Georgia Power Co.	1.950%	12/1/18	140	141
	Georgia Power Co.	2.400%	4/1/21	350	348
	Georgia Power Co.	3.250%	4/1/26	100	100
	Georgia Power Co.	5.650%	3/1/37	50	58
	Georgia Power Co.	5.400%	6/1/40	300	343
	Georgia Power Co.	4.750%	9/1/40	100	105
	Georgia Power Co.	4.300%	3/15/43	100	101
	Great Plains Energy Inc.	4.850%	6/1/21	250	267
	Iberdrola International BV	6.750%	7/15/36	75	91
	Interstate Power & Light Co.	3.250%	12/1/24	50	50
	Interstate Power & Light Co.	6.250%	7/15/39	50	64
	Interstate Power & Light Co.	3.700%	9/15/46	125	116
	ITC Holdings Corp.	4.050%	7/1/23	75	77

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	ITC Holdings Corp.	5.300%	7/1/43	175	191
[5]	John Sevier Combined Cycle
	Generation LLC	4.626%	1/15/42	70	75
	Kansas City Power & Light Co.	6.050%	11/15/35	50	59
	Kansas City Power & Light Co.	5.300%	10/1/41	100	107
	Kentucky Utilities Co.	3.250%	11/1/20	50	52
	Kentucky Utilities Co.	5.125%	11/1/40	125	144
	Kentucky Utilities Co.	4.650%	11/15/43	250	275
	Kentucky Utilities Co.	4.375%	10/1/45	25	26
	LG&E & KU Energy LLC	4.375%	10/1/21	75	80
	Louisville Gas & Electric Co.	5.125%	11/15/40	125	142
	Louisville Gas & Electric Co.	4.650%	11/15/43	25	27
	MidAmerican Energy Co.	5.300%	3/15/18	50	52
	MidAmerican Energy Co.	6.750%	12/30/31	125	169
	MidAmerican Energy Co.	5.750%	11/1/35	125	151
	Mississippi Power Co.	4.250%	3/15/42	150	130
	National Rural Utilities Cooperative
	Finance Corp.	1.650%	2/8/19	200	200
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/15/19	175	176
	National Rural Utilities Cooperative
	Finance Corp.	2.000%	1/27/20	300	298
	National Rural Utilities Cooperative
	Finance Corp.	2.350%	6/15/20	375	375
	National Rural Utilities Cooperative
	Finance Corp.	2.300%	11/1/20	200	198
	National Rural Utilities Cooperative
	Finance Corp.	2.700%	2/15/23	200	198
	National Rural Utilities Cooperative
	Finance Corp.	4.023%	11/1/32	204	207
[5]	National Rural Utilities Cooperative
	Finance Corp.	4.750%	4/30/43	25	25
[5]	National Rural Utilities Cooperative
	Finance Corp.	5.250%	4/20/46	75	78
	Nevada Power Co.	7.125%	3/15/19	550	611
	NextEra Energy Capital Holdings Inc.	2.400%	9/15/19	425	427
	NextEra Energy Capital Holdings Inc.	3.625%	6/15/23	300	305
	Northern States Power Co.	5.250%	3/1/18	175	183
	Northern States Power Co.	2.200%	8/15/20	50	50
	Northern States Power Co.	6.250%	6/1/36	75	97
	Northern States Power Co.	6.200%	7/1/37	50	65
	Northern States Power Co.	5.350%	11/1/39	175	209
	Northern States Power Co.	4.000%	8/15/45	50	50
	Northern States Power Co.	3.600%	5/15/46	50	47
	NSTAR Electric Co.	2.375%	10/15/22	50	49
	NSTAR Electric Co.	5.500%	3/15/40	75	89
	Oglethorpe Power Corp.	6.100%	3/15/19	65	71
	Oglethorpe Power Corp.	5.950%	11/1/39	50	59
	Oglethorpe Power Corp.	5.375%	11/1/40	125	140
	Oglethorpe Power Corp.	4.250%	4/1/46	75	72
	Ohio Edison Co.	8.250%	10/15/38	100	143
	Ohio Power Co.	5.375%	10/1/21	325	363
	Oklahoma Gas & Electric Co.	5.850%	6/1/40	100	123
	Oklahoma Gas & Electric Co.	3.900%	5/1/43	50	48
	Oklahoma Gas & Electric Co.	4.000%	12/15/44	150	148
	Oncor Electric Delivery Co. LLC	4.100%	6/1/22	175	187
	Oncor Electric Delivery Co. LLC	7.250%	1/15/33	50	69
	Oncor Electric Delivery Co. LLC	7.500%	9/1/38	125	180
	Pacific Gas & Electric Co.	8.250%	10/15/18	220	244
	Pacific Gas & Electric Co.	3.250%	9/15/21	525	539
	Pacific Gas & Electric Co.	3.250%	6/15/23	300	306
	Pacific Gas & Electric Co.	3.750%	2/15/24	50	52
	Pacific Gas & Electric Co.	3.400%	8/15/24	50	51
	Pacific Gas & Electric Co.	3.500%	6/15/25	50	51
	Pacific Gas & Electric Co.	6.050%	3/1/34	375	469
	Pacific Gas & Electric Co.	6.350%	2/15/38	100	127
	Pacific Gas & Electric Co.	5.400%	1/15/40	250	292
	Pacific Gas & Electric Co.	4.450%	4/15/42	225	236
	Pacific Gas & Electric Co.	4.600%	6/15/43	375	397
	Pacific Gas & Electric Co.	4.750%	2/15/44	150	164
	Pacific Gas & Electric Co.	4.250%	3/15/46	175	178

	Pacific Gas & Electric Co.	4.000%	12/1/46	75	74
	PacifiCorp	5.650%	7/15/18	100	106
	PacifiCorp	3.600%	4/1/24	125	130
	PacifiCorp	7.700%	11/15/31	600	869
	PacifiCorp	5.250%	6/15/35	100	115
	PacifiCorp	4.100%	2/1/42	200	201
	PECO Energy Co.	5.350%	3/1/18	50	52
	PECO Energy Co.	2.375%	9/15/22	75	74
	PG&E Corp.	2.400%	3/1/19	100	100
	Potomac Electric Power Co.	6.500%	11/15/37	100	131
	PPL Capital Funding Inc.	1.900%	6/1/18	50	50
	PPL Capital Funding Inc.	3.500%	12/1/22	115	117
	PPL Capital Funding Inc.	3.400%	6/1/23	100	100
	PPL Capital Funding Inc.	3.950%	3/15/24	50	52
	PPL Capital Funding Inc.	3.100%	5/15/26	100	96
	PPL Capital Funding Inc.	4.700%	6/1/43	25	25
	PPL Capital Funding Inc.	5.000%	3/15/44	200	211
	PPL Electric Utilities Corp.	3.000%	9/15/21	275	281
	PPL Electric Utilities Corp.	4.125%	6/15/44	50	51
	Progress Energy Inc.	7.050%	3/15/19	400	442
	Progress Energy Inc.	4.400%	1/15/21	100	106
	Progress Energy Inc.	3.150%	4/1/22	40	40
	Progress Energy Inc.	7.000%	10/30/31	119	154
	Progress Energy Inc.	6.000%	12/1/39	25	30
	PSEG Power LLC	8.625%	4/15/31	371	451
	Public Service Co. of Colorado	5.125%	6/1/19	275	296
	Public Service Co. of Colorado	3.200%	11/15/20	25	26
	Public Service Co. of Colorado	2.900%	5/15/25	100	99
	Public Service Co. of Colorado	4.750%	8/15/41	75	83
	Public Service Co. of Colorado	3.600%	9/15/42	175	164
	Public Service Co. of New Hampshire	3.500%	11/1/23	50	51
	Public Service Co. of Oklahoma	4.400%	2/1/21	75	80
	Public Service Co. of Oklahoma	6.625%	11/15/37	200	255
	Public Service Electric & Gas Co.	5.300%	5/1/18	85	89
	Public Service Electric & Gas Co.	2.300%	9/15/18	125	126
	Public Service Electric & Gas Co.	1.800%	6/1/19	50	50
	Public Service Electric & Gas Co.	1.900%	3/15/21	150	147
	Public Service Electric & Gas Co.	3.050%	11/15/24	100	101
	Public Service Electric & Gas Co.	3.000%	5/15/25	80	80
	Public Service Electric & Gas Co.	2.250%	9/15/26	250	232
	Public Service Electric & Gas Co.	4.000%	6/1/44	300	302
	Public Service Electric & Gas Co.	4.050%	5/1/45	100	101
	Public Service Electric & Gas Co.	4.150%	11/1/45	50	52
	Public Service Electric & Gas Co.	3.800%	3/1/46	250	243
	Puget Energy Inc.	6.000%	9/1/21	100	112
	Puget Energy Inc.	3.650%	5/15/25	400	394
	Puget Sound Energy Inc.	5.483%	6/1/35	25	29
	Puget Sound Energy Inc.	6.274%	3/15/37	125	156
	Puget Sound Energy Inc.	5.757%	10/1/39	75	91
	Puget Sound Energy Inc.	5.764%	7/15/40	100	122
	Puget Sound Energy Inc.	4.434%	11/15/41	150	157
	San Diego Gas & Electric Co.	2.500%	5/15/26	250	239
	San Diego Gas & Electric Co.	5.350%	5/15/35	25	29
	San Diego Gas & Electric Co.	5.350%	5/15/40	50	59
	San Diego Gas & Electric Co.	4.500%	8/15/40	150	161
	San Diego Gas & Electric Co.	3.950%	11/15/41	175	174
	San Diego Gas & Electric Co.	4.300%	4/1/42	50	52
	SCANA Corp.	4.750%	5/15/21	125	131
	SCANA Corp.	4.125%	2/1/22	50	51
	Sierra Pacific Power Co.	3.375%	8/15/23	50	51
	Sierra Pacific Power Co.	2.600%	5/1/26	100	96
	Sierra Pacific Power Co.	6.750%	7/1/37	150	199
	South Carolina Electric & Gas Co.	6.500%	11/1/18	200	217
	South Carolina Electric & Gas Co.	6.050%	1/15/38	25	31
	South Carolina Electric & Gas Co.	5.450%	2/1/41	100	116
	South Carolina Electric & Gas Co.	4.100%	6/15/46	350	349
	South Carolina Electric & Gas Co.	4.500%	6/1/64	100	98
	Southern California Edison Co.	3.875%	6/1/21	275	291
[5]	Southern California Edison Co.	1.845%	2/1/22	79	77
	Southern California Edison Co.	2.400%	2/1/22	300	300
	Southern California Edison Co.	3.500%	10/1/23	175	182

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Southern California Edison Co.	6.650%	4/1/29	75	94
Southern California Edison Co.	5.750%	4/1/35	75	91
Southern California Edison Co.	5.350%	7/15/35	100	118
Southern California Edison Co.	5.625%	2/1/36	125	150
Southern California Edison Co.	4.500%	9/1/40	75	80
Southern California Edison Co.	3.900%	12/1/41	40	39
Southern California Edison Co.	4.050%	3/15/42	125	126
Southern California Edison Co.	4.650%	10/1/43	85	94
Southern Co.	1.550%	7/1/18	100	100
Southern Co.	1.850%	7/1/19	75	75
Southern Co.	2.150%	9/1/19	50	50
Southern Co.	2.750%	6/15/20	250	252
Southern Co.	2.350%	7/1/21	175	172
Southern Co.	3.250%	7/1/26	100	97
Southern Co.	4.250%	7/1/36	250	247
Southern Co.	4.400%	7/1/46	300	296
Southern Power Co.	1.500%	6/1/18	75	75
Southern Power Co.	2.375%	6/1/20	50	50
Southern Power Co.	2.500%	12/15/21	500	490
Southern Power Co.	4.150%	12/1/25	100	104
Southern Power Co.	5.150%	9/15/41	100	101
Southern Power Co.	5.250%	7/15/43	50	50
Southern Power Co.	4.950%	12/15/46	125	122
Southwestern Electric Power Co.	6.450%	1/15/19	100	109
Southwestern Electric Power Co.	3.550%	2/15/22	25	26
Southwestern Electric Power Co.	6.200%	3/15/40	50	60
Southwestern Electric Power Co.	3.900%	4/1/45	200	186
Southwestern Public Service Co.	3.300%	6/15/24	315	319
Southwestern Public Service Co.	4.500%	8/15/41	100	106
Southwestern Public Service Co.	3.400%	8/15/46	375	337
System Energy Resources Inc.	4.100%	4/1/23	50	51
Tampa Electric Co.	6.100%	5/15/18	100	106
Tampa Electric Co.	2.600%	9/15/22	75	74
Tampa Electric Co.	6.550%	5/15/36	25	32
Tampa Electric Co.	4.100%	6/15/42	50	48
Tampa Electric Co.	4.200%	5/15/45	250	245
TECO Finance Inc.	5.150%	3/15/20	50	53
Toledo Edison Co.	6.150%	5/15/37	25	29
TransAlta Corp.	6.900%	5/15/18	150	156
TransAlta Corp.	4.500%	11/15/22	100	98
Tri-State Generation & Transmission
Assn. Inc.	3.700%	11/1/24	50	51
Tri-State Generation & Transmission
Assn. Inc.	4.700%	11/1/44	25	26
Tri-State Generation & Transmission
Assn. Inc.	4.250%	6/1/46	100	96
Tucson Electric Power Co.	5.150%	11/15/21	50	55
Tucson Electric Power Co.	3.050%	3/15/25	50	48
UIL Holdings Corp.	4.625%	10/1/20	75	78
Union Electric Co.	3.500%	4/15/24	225	231
Union Electric Co.	8.450%	3/15/39	150	236
Union Electric Co.	3.650%	4/15/45	125	118
Virginia Electric & Power Co.	3.450%	2/15/24	50	51
Virginia Electric & Power Co.	6.000%	1/15/36	125	154
Virginia Electric & Power Co.	6.350%	11/30/37	50	64
Virginia Electric & Power Co.	4.000%	1/15/43	250	247
Virginia Electric & Power Co.	4.450%	2/15/44	475	500
WEC Energy Group Inc.	1.650%	6/15/18	50	50
WEC Energy Group Inc.	2.450%	6/15/20	75	75
WEC Energy Group Inc.	3.550%	6/15/25	200	204
Westar Energy Inc.	2.550%	7/1/26	150	141
Westar Energy Inc.	4.125%	3/1/42	200	199
Westar Energy Inc.	4.100%	4/1/43	50	50
Westar Energy Inc.	4.625%	9/1/43	25	27
Westar Energy Inc.	4.250%	12/1/45	25	26
Western Massachusetts Electric Co.	3.500%	9/15/21	75	77
Wisconsin Electric Power Co.	2.950%	9/15/21	75	77
Wisconsin Electric Power Co.	4.250%	6/1/44	100	102
Wisconsin Power & Light Co.	5.000%	7/15/19	65	69
Wisconsin Power & Light Co.	2.250%	11/15/22	75	73
Wisconsin Power & Light Co.	6.375%	8/15/37	100	130

Wisconsin Power & Light Co.	4.100%	10/15/44	75	76
Xcel Energy Inc.	4.700%	5/15/20	100	106
Xcel Energy Inc.	2.400%	3/15/21	100	99
Xcel Energy Inc.	2.600%	3/15/22	75	75
Xcel Energy Inc.	3.300%	6/1/25	525	525
Xcel Energy Inc.	3.350%	12/1/26	75	75

Natural Gas (0.2%)
Atmos Energy Corp.	8.500%	3/15/19	75	85
Atmos Energy Corp.	5.500%	6/15/41	200	232
British Transco Finance Inc.	6.625%	6/1/18	50	53
CenterPoint Energy Resources Corp.	4.500%	1/15/21	25	26
CenterPoint Energy Resources Corp.	5.850%	1/15/41	250	283
KeySpan Corp.	8.000%	11/15/30	75	100
NiSource Finance Corp.	6.400%	3/15/18	30	32
NiSource Finance Corp.	6.800%	1/15/19	75	82
NiSource Finance Corp.	5.450%	9/15/20	225	246
NiSource Finance Corp.	6.125%	3/1/22	75	86
NiSource Finance Corp.	6.250%	12/15/40	150	185
NiSource Finance Corp.	5.800%	2/1/42	150	174
NiSource Finance Corp.	4.800%	2/15/44	125	131
ONE Gas Inc.	2.070%	2/1/19	75	75
ONE Gas Inc.	4.658%	2/1/44	25	26
Piedmont Natural Gas Co. Inc.	4.650%	8/1/43	50	52
Piedmont Natural Gas Co. Inc.	3.640%	11/1/46	50	44
Sempra Energy	6.150%	6/15/18	548	581
Sempra Energy	1.625%	10/7/19	100	99
Sempra Energy	2.850%	11/15/20	395	398
Sempra Energy	2.875%	10/1/22	100	99
Sempra Energy	3.750%	11/15/25	105	106
Sempra Energy	6.000%	10/15/39	50	60
Southern California Gas Co.	2.600%	6/15/26	200	192
Southern California Gas Co.	3.750%	9/15/42	25	24
Southern California Gas Co.	4.450%	3/15/44	50	53
Southern Co. Gas Capital Corp.	3.500%	9/15/21	325	334
Southern Co. Gas Capital Corp.	3.250%	6/15/26	75	73
Southern Co. Gas Capital Corp.	5.875%	3/15/41	75	87
Southern Co. Gas Capital Corp.	4.400%	6/1/43	50	49
Southern Co. Gas Capital Corp.	3.950%	10/1/46	100	92
Spire Inc.	4.700%	8/15/44	100	99
Washington Gas Light Co.	3.796%	9/15/46	75	71

Other Utility (0.0%)
American Water Capital Corp.	3.400%	3/1/25	75	77
American Water Capital Corp.	6.593%	10/15/37	150	198
American Water Capital Corp.	4.300%	9/1/45	100	104
United Utilities plc	5.375%	2/1/19	225	235
				65,640
Total Corporate Bonds (Cost $823,034)				841,022
Sovereign Bonds (U.S. Dollar-Denominated) (5.0%)
African Development Bank	0.875%	3/15/18	150	149
African Development Bank	1.625%	10/2/18	300	301
African Development Bank	1.000%	11/2/18	350	347
African Development Bank	1.000%	5/15/19	200	197
African Development Bank	1.250%	7/26/21	500	480
African Development Bank	2.375%	9/23/21	300	302
Agricultural Bank Of China	2.000%	5/21/18	250	250
Asian Development Bank	0.875%	4/26/18	600	597
Asian Development Bank	5.593%	7/16/18	275	291
Asian Development Bank	1.750%	9/11/18	225	227
Asian Development Bank	0.875%	10/5/18	550	545
Asian Development Bank	1.875%	10/23/18	950	958
Asian Development Bank	1.375%	1/15/19	500	499
Asian Development Bank	1.750%	3/21/19	25	25
Asian Development Bank	1.875%	4/12/19	50	50
Asian Development Bank	1.000%	8/16/19	300	295
Asian Development Bank	1.500%	1/22/20	700	696
Asian Development Bank	1.625%	3/16/21	500	492
Asian Development Bank	1.875%	2/18/22	600	590
Asian Development Bank	2.000%	1/22/25	300	287

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Asian Development Bank	2.000%	4/24/26	100	95
[8]	Bank of England	1.250%	3/14/19	50	50
	Canada	0.875%	2/14/17	450	450
	Canada	1.125%	3/19/18	450	449
	CNOOC Finance 2013 Ltd.	3.000%	5/9/23	150	145
	CNOOC Finance 2015 Australia Pty Ltd. 2.625%		5/5/20	300	299
	CNOOC Finance 2015 USA LLC	3.500%	5/5/25	500	487
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/24	300	309
	Corp Andina de Fomento	2.125%	9/27/21	200	194
	Corp. Andina de Fomento	8.125%	6/4/19	300	340
	Corp. Andina de Fomento	4.375%	6/15/22	832	876
	Council Of Europe Development Bank	1.000%	3/7/18	275	274
	Council Of Europe Development Bank	1.125%	5/31/18	200	199
	Council Of Europe Development Bank	1.625%	3/10/20	300	298
	Council Of Europe Development Bank	1.625%	3/16/21	200	196
	Ecopetrol SA	4.250%	9/18/18	100	103
	Ecopetrol SA	5.875%	9/18/23	225	238
	Ecopetrol SA	4.125%	1/16/25	775	732
	Ecopetrol SA	5.375%	6/26/26	250	250
	Ecopetrol SA	7.375%	9/18/43	100	101
	Ecopetrol SA	5.875%	5/28/45	200	174
	Emirates Telecommunications Group
	Co. PJSC	3.500%	6/18/24	200	200
	European Bank for Reconstruction &
	Development	1.000%	9/17/18	150	149
	European Bank for Reconstruction &
	Development	1.625%	11/15/18	200	201
	European Bank for Reconstruction &
	Development	1.750%	6/14/19	275	276
	European Bank for Reconstruction &
	Development	0.875%	7/22/19	850	835
	European Bank for Reconstruction &
	Development	1.750%	11/26/19	500	501
	European Bank for Reconstruction &
	Development	1.500%	3/16/20	350	347
	European Bank for Reconstruction &
	Development	1.875%	2/23/22	200	196
	European Investment Bank	1.000%	3/15/18	200	199
	European Investment Bank	1.250%	5/15/18	900	899
	European Investment Bank	1.000%	6/15/18	650	647
	European Investment Bank	1.125%	8/15/18	350	347
	European Investment Bank	1.625%	12/18/18	400	401
	European Investment Bank	1.875%	3/15/19	1,500	1,510
	European Investment Bank	1.750%	6/17/19	885	888
	European Investment Bank	1.125%	8/15/19	2,500	2,464
	European Investment Bank	1.625%	3/16/20	275	273
	European Investment Bank	1.375%	6/15/20	1,825	1,793
	European Investment Bank	2.875%	9/15/20	1,025	1,058
	European Investment Bank	1.625%	12/15/20	125	123
	European Investment Bank	4.000%	2/16/21	25	27
	European Investment Bank	2.000%	3/15/21	1,550	1,542
	European Investment Bank	2.500%	4/15/21	850	862
	European Investment Bank	1.625%	6/15/21	1,000	976
	European Investment Bank	1.375%	9/15/21	100	96
	European Investment Bank	2.125%	10/15/21	100	99
	European Investment Bank	3.250%	1/29/24	400	419
	European Investment Bank	2.500%	10/15/24	200	199
	European Investment Bank	1.875%	2/10/25	1,050	993
	Export Development Canada	1.000%	6/15/18	575	572
[9]	Export Development Canada	1.750%	8/19/19	100	100
[9]	Export Development Canada	1.625%	12/3/19	150	150
	Export Development Canada	1.500%	5/26/21	500	487
	Export Development Canada	1.375%	10/21/21	200	193
	Export-Import Bank of Korea	1.750%	2/27/18	325	325
	Export-Import Bank of Korea	2.875%	9/17/18	200	203
	Export-Import Bank of Korea	2.375%	8/12/19	200	201
	Export-Import Bank of Korea	1.500%	10/21/19	175	172
	Export-Import Bank of Korea	2.500%	5/10/21	300	297
	Export-Import Bank of Korea	4.375%	9/15/21	75	80
	Export-Import Bank of Korea	1.875%	10/21/21	250	240
	Export-Import Bank of Korea	5.000%	4/11/22	275	303

	Export-Import Bank of Korea	4.000%	1/14/24	650	680
	Export-Import Bank of Korea	2.625%	5/26/26	200	189
	FMS Wertmanagement AoeR	1.000%	11/21/17	200	200
	FMS Wertmanagement AoeR	1.625%	11/20/18	500	502
	FMS Wertmanagement AoeR	1.000%	8/16/19	500	492
	FMS Wertmanagement AoeR	1.750%	3/17/20	150	150
	Hydro-Quebec	8.400%	1/15/22	775	969
	Hydro-Quebec	8.050%	7/7/24	200	262
	Industrial & Commercial Bank of
	China Ltd.	3.231%	11/13/19	250	256
	Industrial & Commercial Bank of
	China Ltd.	2.635%	5/26/21	250	246
	Inter-American Development Bank	0.875%	3/15/18	150	149
	Inter-American Development Bank	1.750%	8/24/18	275	277
	Inter-American Development Bank	1.125%	8/28/18	500	498
	Inter-American Development Bank	4.250%	9/10/18	1,050	1,100
	Inter-American Development Bank	1.000%	5/13/19	300	296
	Inter-American Development Bank	1.125%	9/12/19	100	99
	Inter-American Development Bank	3.875%	9/17/19	1,000	1,058
	Inter-American Development Bank	1.750%	10/15/19	600	601
	Inter-American Development Bank	3.875%	2/14/20	50	53
	Inter-American Development Bank	1.875%	6/16/20	275	276
	Inter-American Development Bank	1.750%	4/14/22	800	781
	Inter-American Development Bank	3.000%	2/21/24	650	672
	Inter-American Development Bank	2.125%	1/15/25	400	387
	Inter-American Development Bank	7.000%	6/15/25	100	129
	Inter-American Development Bank	2.000%	6/2/26	1,000	946
	International Bank for Reconstruction
	& Development	1.375%	4/10/18	550	551
	International Bank for Reconstruction
	& Development	1.000%	6/15/18	1,000	995
	International Bank for Reconstruction
	& Development	0.875%	7/19/18	1,100	1,092
	International Bank for Reconstruction
	& Development	1.875%	3/15/19	1,225	1,235
	International Bank for Reconstruction
	& Development	1.250%	7/26/19	1,200	1,190
	International Bank for Reconstruction
	& Development	0.875%	8/15/19	925	907
	International Bank for Reconstruction
	& Development	1.875%	10/7/19	600	604
	International Bank for Reconstruction
	& Development	1.125%	11/27/19	525	518
	International Bank for Reconstruction
	& Development	1.375%	3/30/20	100	99
	International Bank for Reconstruction
	& Development	1.625%	3/9/21	1,100	1,082
	International Bank for Reconstruction
	& Development	1.375%	5/24/21	1,100	1,068
	International Bank for Reconstruction
	& Development	2.250%	6/24/21	450	453
	International Bank for Reconstruction
	& Development	1.375%	9/20/21	2,250	2,180
	International Bank for Reconstruction
	& Development	1.625%	2/10/22	1,025	999
	International Bank for Reconstruction
	& Development	2.500%	7/29/25	1,000	992
	International Bank for Reconstruction
	& Development	4.750%	2/15/35	400	486
	International Finance Corp.	0.625%	12/21/17	250	248
	International Finance Corp.	0.875%	6/15/18	300	297
	International Finance Corp.	1.250%	7/16/18	150	149
	International Finance Corp.	1.750%	9/4/18	350	351
	International Finance Corp.	1.750%	9/16/19	300	300
	International Finance Corp.	2.125%	4/7/26	1,100	1,051
[10]	Japan Bank for International
	Cooperation	1.750%	7/31/18	150	150
[10]	Japan Bank for International
	Cooperation	1.750%	11/13/18	400	399
[10]	Japan Bank for International
	Cooperation	1.875%	4/20/21	300	292

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
[10]	Japan Bank for International
	Cooperation	1.500%	7/21/21	750	717
[10]	Japan Bank for International
	Cooperation	2.000%	11/4/21	1,650	1,605
[10]	Japan Bank for International
	Cooperation	3.375%	7/31/23	100	104
[10]	Japan Bank for International
	Cooperation	3.000%	5/29/24	500	508
[10]	Japan Bank for International
	Cooperation	2.125%	2/10/25	200	190
[10]	Japan Bank for International
	Cooperation	2.500%	5/28/25	200	194
[10]	Japan Bank for International
	Cooperation	2.375%	4/20/26	200	192
[10]	Japan Finance Organization for
	Municipalities	4.000%	1/13/21	300	315
[11]	KFW	1.000%	1/26/18	300	299
[11]	KFW	4.375%	3/15/18	250	259
[11]	KFW	0.875%	4/19/18	2,000	1,988
[11]	KFW	1.000%	6/11/18	300	299
[11]	KFW	1.125%	8/6/18	600	598
[11]	KFW	1.000%	9/7/18	300	298
[11]	KFW	1.875%	4/1/19	775	780
[11]	KFW	4.875%	6/17/19	1,350	1,454
[11]	KFW	1.000%	7/15/19	650	640
[11]	KFW	1.750%	10/15/19	200	200
[11]	KFW	4.000%	1/27/20	50	53
[11]	KFW	1.500%	4/20/20	625	618
[11]	KFW	1.875%	6/30/20	1,100	1,098
[11]	KFW	2.750%	9/8/20	3,200	3,287
[11]	KFW	2.750%	10/1/20	200	205
[11]	KFW	1.625%	3/15/21	900	883
[11]	KFW	1.500%	6/15/21	1,700	1,653
[11]	KFW	2.000%	10/4/22	650	638
[11]	KFW	2.125%	1/17/23	1,025	1,010
[11]	KFW	2.500%	11/20/24	800	796
[11]	KFW	2.000%	5/2/25	300	287
[11]	KFW	0.000%	4/18/36	400	213
	Korea Development Bank	1.500%	1/22/18	250	249
	Korea Development Bank	3.000%	3/17/19	200	204
	Korea Development Bank	4.625%	11/16/21	150	163
	Korea Development Bank	3.000%	9/14/22	750	755
	Korea Development Bank	3.750%	1/22/24	400	411
[11]	Kreditanstalt fuer Wiederaufbau	2.000%	11/30/21	1,200	1,189
[11]	Landwirtschaftliche Rentenbank	1.000%	4/4/18	100	100
[11]	Landwirtschaftliche Rentenbank	1.875%	9/17/18	150	151
[11]	Landwirtschaftliche Rentenbank	1.750%	4/15/19	75	75
[11]	Landwirtschaftliche Rentenbank	1.375%	10/23/19	50	50
[11]	Landwirtschaftliche Rentenbank	2.250%	10/1/21	75	75
[11]	Landwirtschaftliche Rentenbank	2.000%	12/6/21	275	272
[11]	Landwirtschaftliche Rentenbank	2.000%	1/13/25	850	812
[11]	Landwirtschaftliche Rentenbank	2.375%	6/10/25	475	466
[11]	Landwirtschaftliche Rentenbank	1.750%	7/27/26	275	253
	Nexen Energy ULC	7.875%	3/15/32	50	66
	Nexen Energy ULC	6.400%	5/15/37	450	547
	Nexen Energy ULC	7.500%	7/30/39	200	272
	Nordic Investment Bank	1.125%	3/19/18	200	200
	Nordic Investment Bank	0.875%	9/27/18	200	198
	Nordic Investment Bank	1.875%	6/14/19	300	302
	Nordic Investment Bank	1.500%	9/29/20	200	197
	Nordic Investment Bank	1.250%	8/2/21	400	385
	North American Development Bank	4.375%	2/11/20	100	106
[12]	Oesterreichische Kontrollbank AG	1.125%	4/26/19	350	345
[12]	Oesterreichische Kontrollbank AG	1.375%	2/10/20	700	689
[12]	Oesterreichische Kontrollbank AG	1.500%	10/21/20	300	295
[8]	Petroleos Mexicanos	5.500%	2/4/19	500	521
	Petroleos Mexicanos	6.000%	3/5/20	100	106
	Petroleos Mexicanos	3.500%	7/23/20	100	98
	Petroleos Mexicanos	5.500%	1/21/21	350	361
[8]	Petroleos Mexicanos	6.375%	2/4/21	1,251	1,328
	Petroleos Mexicanos	6.375%	2/4/21	200	212

	Petroleos Mexicanos	4.875%	1/24/22	300	303
	Petroleos Mexicanos	3.500%	1/30/23	365	336
[8]	Petroleos Mexicanos	4.625%	9/21/23	487	474
	Petroleos Mexicanos	4.875%	1/18/24	350	340
	Petroleos Mexicanos	2.378%	4/15/25	43	42
	Petroleos Mexicanos	4.500%	1/23/26	125	114
[8]	Petroleos Mexicanos	6.875%	8/4/26	429	454
[8]	Petroleos Mexicanos	6.500%	3/13/27	300	310
	Petroleos Mexicanos	6.625%	6/15/35	625	619
	Petroleos Mexicanos	6.625%	6/15/38	150	141
	Petroleos Mexicanos	6.500%	6/2/41	400	374
	Petroleos Mexicanos	5.500%	6/27/44	184	154
	Petroleos Mexicanos	5.625%	1/23/46	1,059	873
[8]	Petroleos Mexicanos	6.750%	9/21/47	688	649
[13]	Power Sector Assets & Liabilities
	Management Corp.	9.625%	5/15/28	35	53
	Province of Alberta	1.900%	12/6/19	400	400
	Province of British Columbia	2.000%	10/23/22	200	195
	Province of British Columbia	2.250%	6/2/26	300	285
	Province of Manitoba	1.750%	5/30/19	175	175
	Province of Manitoba	2.050%	11/30/20	300	301
	Province of Manitoba	2.100%	9/6/22	150	147
	Province of Manitoba	3.050%	5/14/24	250	254
	Province of Manitoba	2.125%	6/22/26	90	84
	Province of Ontario	3.150%	12/15/17	225	230
	Province of Ontario	3.000%	7/16/18	225	230
	Province of Ontario	2.000%	9/27/18	200	201
	Province of Ontario	1.250%	6/17/19	500	494
	Province of Ontario	1.650%	9/27/19	225	224
	Province of Ontario	4.000%	10/7/19	575	609
	Province of Ontario	4.400%	4/14/20	700	752
	Province of Ontario	2.500%	9/10/21	575	578
	Province of Ontario	2.450%	6/29/22	150	149
	Province of Ontario	3.200%	5/16/24	150	154
	Province of Ontario	2.500%	4/27/26	250	241
	Province of Quebec	4.625%	5/14/18	575	599
	Province of Quebec	3.500%	7/29/20	350	366
	Province of Quebec	2.750%	8/25/21	325	330
	Province of Quebec	2.625%	2/13/23	400	400
	Province of Quebec	2.500%	4/20/26	200	191
	Province of Quebec	7.500%	9/15/29	475	662
	Republic of Chile	2.250%	10/30/22	175	168
	Republic of Chile	3.125%	1/21/26	935	919
	Republic of Chile	3.625%	10/30/42	75	70
	Republic of Colombia	7.375%	3/18/19	400	444
	Republic of Colombia	4.375%	7/12/21	450	470
	Republic of Colombia	4.000%	2/26/24	700	706
	Republic of Colombia	8.125%	5/21/24	100	124
[5]	Republic of Colombia	4.500%	1/28/26	522	537
	Republic of Colombia	7.375%	9/18/37	100	121
	Republic of Colombia	6.125%	1/18/41	575	622
[5]	Republic of Colombia	5.625%	2/26/44	200	206
[5]	Republic of Colombia	5.000%	6/15/45	800	760
	Republic of Hungary	6.250%	1/29/20	350	383
	Republic of Hungary	6.375%	3/29/21	2,450	2,744
	Republic of Hungary	7.625%	3/29/41	100	140
	Republic of Italy	6.875%	9/27/23	975	1,138
	Republic of Italy	5.375%	6/15/33	175	186
	Republic of Korea	7.125%	4/16/19	600	671
	Republic of Korea	5.625%	11/3/25	100	121
	Republic of Panama	5.200%	1/30/20	200	215
[5]	Republic of Panama	4.000%	9/22/24	200	204
[5]	Republic of Panama	3.750%	3/16/25	200	199
	Republic of Panama	7.125%	1/29/26	400	498
[5]	Republic of Panama	3.875%	3/17/28	300	294
	Republic of Panama	9.375%	4/1/29	100	141
[5]	Republic of Panama	6.700%	1/26/36	292	355
[5]	Republic of Panama	4.300%	4/29/53	200	179
	Republic of Peru	7.350%	7/21/25	425	547
	Republic of Peru	8.750%	11/21/33	645	946
[5]	Republic of Peru	6.550%	3/14/37	225	283

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Republic of Peru	5.625%	11/18/50	350	399
	Republic of Poland	6.375%	7/15/19	961	1,067
	Republic of Poland	5.125%	4/21/21	275	300
	Republic of Poland	5.000%	3/23/22	775	844
	Republic of Poland	3.000%	3/17/23	325	318
	Republic of Poland	4.000%	1/22/24	150	153
	Republic of Poland	3.250%	4/6/26	150	144
	Republic of South Africa	5.500%	3/9/20	350	371
	Republic of South Africa	4.665%	1/17/24	625	625
	Republic of South Africa	5.875%	9/16/25	300	320
	Republic of South Africa	4.875%	4/14/26	275	274
	Republic of South Africa	4.300%	10/12/28	700	649
	Republic of South Africa	6.250%	3/8/41	200	219
	Republic of South Africa	5.000%	10/12/46	100	92
	Republic of the Philippines	4.000%	1/15/21	350	372
	Republic of the Philippines	9.500%	10/21/24	350	506
	Republic of the Philippines	10.625%	3/16/25	100	154
	Republic of the Philippines	5.500%	3/30/26	225	265
	Republic of the Philippines	9.500%	2/2/30	225	354
	Republic of the Philippines	7.750%	1/14/31	400	562
	Republic of the Philippines	6.375%	1/15/32	500	634
	Republic of the Philippines	6.375%	10/23/34	550	714
	Republic of the Philippines	3.950%	1/20/40	100	98
	Republic of the Philippines	3.700%	3/1/41	200	191
	State of Israel	5.125%	3/26/19	350	376
	State of Israel	3.150%	6/30/23	400	406
	State of Israel	2.875%	3/16/26	200	197
	State of Israel	4.500%	1/30/43	200	200
	Statoil ASA	3.125%	8/17/17	400	404
	Statoil ASA	1.250%	11/9/17	200	200
	Statoil ASA	1.200%	1/17/18	125	125
	Statoil ASA	5.250%	4/15/19	25	27
	Statoil ASA	2.250%	11/8/19	250	251
	Statoil ASA	2.750%	11/10/21	300	302
	Statoil ASA	3.150%	1/23/22	150	153
	Statoil ASA	2.450%	1/17/23	150	146
	Statoil ASA	2.650%	1/15/24	100	98
	Statoil ASA	3.250%	11/10/24	50	51
	Statoil ASA	7.250%	9/23/27	400	531
	Statoil ASA	5.100%	8/17/40	125	140
	Statoil ASA	4.250%	11/23/41	175	173
	Statoil ASA	3.950%	5/15/43	125	119
	Statoil ASA	4.800%	11/8/43	175	190
	Svensk Exportkredit AB	1.250%	4/12/19	300	297
	Svensk Exportkredit AB	1.875%	6/17/19	200	201
	Svensk Exportkredit AB	1.125%	8/28/19	300	295
	Svensk Exportkredit AB	1.875%	6/23/20	200	199
	Svensk Exportkredit AB	1.750%	3/10/21	250	245
	United Mexican States	5.950%	3/19/19	150	162
	United Mexican States	5.125%	1/15/20	200	215
	United Mexican States	3.500%	1/21/21	100	102
	United Mexican States	3.625%	3/15/22	1,058	1,062
	United Mexican States	4.000%	10/2/23	926	931
	United Mexican States	3.600%	1/30/25	600	580
	United Mexican States	4.125%	1/21/26	200	199
	United Mexican States	8.300%	8/15/31	100	148
	United Mexican States	7.500%	4/8/33	100	126
	United Mexican States	6.750%	9/27/34	433	514
	United Mexican States	6.050%	1/11/40	1,145	1,238
	United Mexican States	4.750%	3/8/44	765	701
	United Mexican States	4.600%	1/23/46	600	540
	United Mexican States	4.350%	1/15/47	350	301
	United Mexican States	5.750%	10/12/10	342	317
[5]	Uruguay	4.500%	8/14/24	225	233
[5]	Uruguay	4.375%	10/27/27	75	75
[5]	Uruguay	7.625%	3/21/36	200	248
[5]	Uruguay	4.125%	11/20/45	300	247
[5]	Uruguay	5.100%	6/18/50	850	767
Total Sovereign Bonds (Cost $149,101)					149,005

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Taxable Municipal Bonds (1.0%)
Alabama Economic Settlement
Authority BP Settlement Revenue	3.163%	9/15/25	100	101
Alabama Economic Settlement
Authority BP Settlement Revenue	4.263%	9/15/32	100	103
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	5.939%	2/15/47	150	177
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	6.270%	2/15/50	50	60
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	7.499%	2/15/50	50	69
American Municipal Power Ohio Inc.
Revenue (Prairie State Energy
Campus Project)	8.084%	2/15/50	125	189
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.793%	4/1/30	50	62
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.918%	4/1/40	100	135
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.263%	4/1/49	250	340
Bay Area Toll Authority California
Toll Bridge Revenue (San Francisco
Bay Area)	6.907%	10/1/50	200	281
California Department of Water
Resources Power Supply Revenue	2.000%	5/1/22	250	243
California GO	6.200%	10/1/19	275	307
California GO	5.700%	11/1/21	250	287
California GO	7.500%	4/1/34	600	844
California GO	7.300%	10/1/39	75	106
California GO	7.350%	11/1/39	925	1,309
California GO	7.625%	3/1/40	205	301
California GO	7.600%	11/1/40	200	301
Central Puget Sound WA Regional
Transit Authority Sales & Use Tax
Revenue	5.491%	11/1/39	50	62
Chicago IL GO	7.375%	1/1/33	150	152
Chicago IL GO	7.781%	1/1/35	50	51
Chicago IL O’Hare International
Airport Revenue	6.395%	1/1/40	125	163
Chicago IL Transit Authority Sales
Tax Receipts Revenue	6.200%	12/1/40	150	175
Chicago IL Transit Authority Transfer
Tax Receipts Revenue	6.899%	12/1/40	125	156
Chicago IL Wastewater Transmission
Revenue	6.900%	1/1/40	50	61
Chicago IL Water Revenue	6.742%	11/1/40	175	221
Clark County NV Airport System
Revenue	6.881%	7/1/42	100	112
Clark County NV Airport System
Revenue	6.820%	7/1/45	100	141
Commonwealth Financing Authority
Pennsylvania Revenue	4.014%	6/1/33	100	97
Commonwealth Financing Authority
Pennsylvania Revenue	6.218%	6/1/39	150	177
Connecticut GO	5.090%	10/1/30	175	196
Connecticut GO	5.850%	3/15/32	200	244
Connecticut Special Tax Revenue
(Transportation Infrastructure)	5.459%	11/1/30	50	57
Cook County IL GO	6.229%	11/15/34	50	59
Curators of the University of Missouri
System Facilities Revenue	5.792%	11/1/41	50	65
Dallas TX Area Rapid Transit Revenue	4.922%	12/1/41	50	57
Dallas TX Area Rapid Transit Revenue	5.999%	12/1/44	100	130

Vanguard Total Bond Market Index Portfolio

			Face	Market
		Maturity Amount		Value •
	Coupon	Date	($000)	($000)
Dallas TX Area Rapid Transit Revenue	5.022%	12/1/48	50	58
Dallas TX Convention Center Hotel
Development Corp. Hotel Revenue	7.088%	1/1/42	100	132
Dallas TX Independent School
District GO	6.450%	2/15/35	100	115
Denver CO City & County School
District No. 1 COP	7.017%	12/15/37	50	66
Denver CO City & County School
District No. 1 GO	5.664%	12/1/33	50	62
District of Columbia Income Tax
Revenue	5.591%	12/1/34	50	61
District of Columbia Income Tax
Revenue	5.582%	12/1/35	50	61
District of Columbia Water & Sewer
Authority Public Utility Revenue	4.814%	10/1/14	250	250
Energy Northwest Washington Electric
Revenue (Columbia Generating Station) 2.197%		7/1/19	100	101
Florida Board of Administration Finance
Corp Revenue	2.638%	7/1/21	150	151
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.107%	7/1/18	125	126
Florida Hurricane Catastrophe Fund
Finance Corp. Revenue	2.995%	7/1/20	450	461
George Washington University District
of Columbia GO	3.485%	9/15/22	200	205
Georgia GO	4.503%	11/1/25	150	165
Georgia Municipal Electric Power
Authority Revenue	6.637%	4/1/57	250	308
Georgia Municipal Electric Power
Authority Revenue	6.655%	4/1/57	150	182
Georgia Municipal Electric Power
Authority Revenue	7.055%	4/1/57	75	85
Houston TX GO	6.290%	3/1/32	150	178
Houston TX Utility System Revenue	3.828%	5/15/28	75	79
Illinois GO	5.877%	3/1/19	250	265
Illinois GO	4.950%	6/1/23	550	562
Illinois GO	5.100%	6/1/33	1,200	1,072
Illinois GO	7.350%	7/1/35	300	318
Illinois Toll Highway Authority Revenue	6.184%	1/1/34	150	188
Illinois Toll Highway Authority Revenue	5.851%	12/1/34	50	61
Indianapolis IN Local Public
Improvement Revenue	6.116%	1/15/40	150	192
JobsOhio Beverage System Statewide
Liquor Profits Revenue	3.985%	1/1/29	150	158
JobsOhio Beverage System Statewide
Liquor Profits Revenue	4.532%	1/1/35	100	108
Kansas Development Finance
Authority Revenue	4.727%	4/15/37	200	210
Los Angeles CA Community College
District GO	6.600%	8/1/42	200	277
Los Angeles CA Department of Airports
International Airport Revenue	6.582%	5/15/39	100	128
Los Angeles CA Department of Water
& Power Revenue	6.008%	7/1/39	150	186
Los Angeles CA Department of Water
& Power Revenue	6.166%	7/1/40	25	28
Los Angeles CA Department of Water
& Power Revenue	6.574%	7/1/45	100	137
Los Angeles CA Department of Water
& Power Revenue	6.603%	7/1/50	100	140
Los Angeles CA Unified School
District GO	5.755%	7/1/29	200	240
Los Angeles CA Unified School
District GO	5.750%	7/1/34	125	154
Los Angeles CA Unified School
District GO	6.758%	7/1/34	200	268
Los Angeles County CA Metropolitan
Transportation Authority Sales Tax
Revenue	5.735%	6/1/39	75	92

	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.488%	8/1/33	100	133
	Los Angeles County CA Public Works
	Financing Authority Lease Revenue	7.618%	8/1/40	50	71
	Maryland Transportation Authority
	Facilities Projects Revenue	5.888%	7/1/43	50	62
	Massachusetts GO	4.200%	12/1/21	125	134
	Massachusetts GO	5.456%	12/1/39	150	185
	Massachusetts School Building Authority
	Dedicated Sales Tax Revenue	5.715%	8/15/39	100	126
	Massachusetts Transportation Fund
	Revenue	5.731%	6/1/40	50	63
	Massachusetts Water Pollution
	Abatement Trust Revenue	5.192%	8/1/40	75	86
	Metropolitan Government of Nashville
	& Davidson County TN Convention
	Center Authority Tourism Tax Revenue 6.731%		7/1/43	50	65
	Metropolitan Government of Nashville
	& Davidson County TN GO	5.707%	7/1/34	50	60
	Metropolitan Washington DC/VA Airports
	Authority Dulles Toll Road Revenue	7.462%	10/1/46	50	70
	Metropolitan Water District of Southern
	California Revenue	6.947%	7/1/40	50	58
	Mississippi GO	5.245%	11/1/34	50	60
	Missouri Highways & Transportation
	Commission Road Revenue	5.445%	5/1/33	50	59
[14]	New Jersey Economic Development
	Authority Revenue (State Pension
	Funding)	7.425%	2/15/29	225	265
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.104%	12/15/28	100	105
	New Jersey Transportation Trust Fund
	Authority Transportation System
	Revenue	6.561%	12/15/40	800	882
	New Jersey Turnpike Authority
	Revenue	7.414%	1/1/40	100	144
	New York City NY GO	6.246%	6/1/35	25	28
	New York City NY GO	5.968%	3/1/36	100	127
	New York City NY GO	5.985%	12/1/36	50	63
	New York City NY GO	5.517%	10/1/37	50	61
	New York City NY GO	6.271%	12/1/37	100	131
	New York City NY GO	5.846%	6/1/40	50	64
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.750%	6/15/41	50	64
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.952%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	6.011%	6/15/42	50	65
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.440%	6/15/43	100	123
	New York City NY Municipal Water
	Finance Authority Water & Sewer
	System Revenue	5.882%	6/15/44	175	226
	New York City NY Transitional Finance
	Authority Building Aid Revenue	6.828%	7/15/40	150	199
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.767%	8/1/36	150	186
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.508%	8/1/37	100	121
	New York City NY Transitional Finance
	Authority Future Tax Revenue	5.572%	11/1/38	75	91
	New York Metropolitan Transportation
	Authority Revenue (Dedicated
	Tax Fund)	7.336%	11/15/39	400	588

Vanguard Total Bond Market Index Portfolio

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	5.871%	11/15/39	50	60
	New York Metropolitan Transportation
	Authority Revenue (Transit Revenue)	6.648%	11/15/39	100	130
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.500%	3/15/30	125	148
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.289%	3/15/33	100	116
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.628%	3/15/39	100	122
	New York State Dormitory Authority
	Revenue (Personal Income Tax)	5.389%	3/15/40	75	91
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.770%		3/15/39	150	180
	New York State Urban Development
	Corp. Revenue (Personal Income Tax) 5.838%		3/15/40	50	61
	New York University Hospitals
	Center GO	4.428%	7/1/42	75	72
	North Texas Tollway Authority
	System Revenue	6.718%	1/1/49	100	140
	Ohio State University General
	Receipts Revenue	4.910%	6/1/40	100	114
	Ohio State University General
	Receipts Revenue	4.048%	12/1/56	150	147
	Ohio State University General
	Receipts Revenue	4.800%	6/1/11	100	97
	Ohio University General Receipts
	Revenue	5.590%	12/1/14	50	52
	Ohio Water Development Authority
	Water Pollution Control Loan Fund
	Revenue	4.879%	12/1/34	75	84
	Orange County CA Local Transportation
	Authority Sales Tax Revenue	6.908%	2/15/41	50	67
	Oregon Department of Transportation
	Highway User Tax Revenue	5.834%	11/15/34	150	189
	Oregon GO	5.762%	6/1/23	200	225
	Oregon GO	5.892%	6/1/27	75	91
[15]	Oregon School Boards Association GO 4.759%		6/30/28	75	83
[16]	Oregon School Boards Association GO 5.528%		6/30/28	50	58
	Pennsylvania GO	4.650%	2/15/26	50	54
	Pennsylvania GO	5.350%	5/1/30	200	218
	Pennsylvania Public School Building
	Authority Lease Revenue
	(School District of Philadelphia)	5.000%	9/15/27	50	51
	Pennsylvania Turnpike Commission
	Revenue	5.511%	12/1/45	50	60
	Pennsylvania Turnpike Commission
	Revenue	5.561%	12/1/49	50	61
	Port Authority of New York &
	New Jersey Revenue	6.040%	12/1/29	75	94
	Port Authority of New York &
	New Jersey Revenue	4.960%	8/1/46	250	279
	Port Authority of New York &
	New Jersey Revenue	5.310%	8/1/46	100	108
	Port Authority of New York &
	New Jersey Revenue	4.458%	10/1/62	550	552
	Port Authority of New York &
	New Jersey Revenue	4.810%	10/15/65	100	107
	President & Fellows of Harvard College
	Massachusetts GO	4.875%	10/15/40	25	29
	President & Fellows of Harvard College
	Massachusetts GO	3.150%	7/15/46	100	89
	Regional Transportation District of
	Colorado Sales Tax Revenue	5.844%	11/1/50	100	130
	Rutgers State University New Jersey
	Revenue	5.665%	5/1/40	50	59
	Sacramento CA Public Financing
	Authority Lease Revenue	5.637%	4/1/50	100	110

				Face	Market
			Maturity Amount		Value •
		Coupon	Date	($000)	($000)
	Salt River Project Arizona Agricultural
	Improvement & Power District
	Revenue	4.839%	1/1/41	150	172
	San Antonio TX Electric & Gas
	Systems Revenue	5.985%	2/1/39	125	160
	San Antonio TX Electric & Gas
	Systems Revenue	5.718%	2/1/41	50	63
	San Antonio TX Electric & Gas
	Systems Revenue	5.808%	2/1/41	125	157
	San Diego County CA Regional Airport
	Authority Revenue	5.594%	7/1/43	75	82
	San Diego County CA Water Authority
	Revenue	6.138%	5/1/49	100	130
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.000%	11/1/40	50	61
	San Francisco CA City & County Public
	Utilities Commission Water Revenue	6.950%	11/1/50	100	140
	Santa Clara Valley CA Transportation
	Authority Sales Tax Revenue	5.876%	4/1/32	200	242
	South Carolina Public Service Authority
	Revenue	2.388%	12/1/23	100	97
	South Carolina Public Service Authority
	Revenue	6.454%	1/1/50	100	131
	Sumter Landing FL Community
	Development District Recreational
	Revenue	4.172%	10/1/47	100	97
	Texas GO	5.517%	4/1/39	50	63
	Texas Transportation Commission
	Revenue	5.028%	4/1/26	50	57
	Texas Transportation Commission
	Revenue	5.178%	4/1/30	175	207
	Texas Transportation Commission
	Revenue	4.631%	4/1/33	350	398
	Texas Transportation Commission
	Revenue	4.681%	4/1/40	50	57
	Tufts University Massachusetts GO	5.017%	4/15/12	150	155
	University of California Regents
	Medical Center Revenue	6.548%	5/15/48	100	131
	University of California Regents
	Medical Center Revenue	6.583%	5/15/49	50	65
	University of California Revenue	6.270%	5/15/31	500	548
	University of California Revenue	4.765%	5/15/44	100	105
	University of California Revenue	5.946%	5/15/45	175	216
	University of Massachusetts Building
	Authority Revenue	5.450%	11/1/40	50	61
	University of Southern California GO	5.250%	10/1/11	100	112
	University of Texas System Revenue
	Financing System Revenue	5.262%	7/1/39	50	61
	University of Texas System Revenue
	Financing System Revenue	6.276%	8/15/41	25	28
	University of Texas System Revenue
	Financing System Revenue	5.134%	8/15/42	100	119
	University of Texas System Revenue
	Financing System Revenue	4.794%	8/15/46	75	86
	Utah GO	4.554%	7/1/24	50	55
	Utah GO	3.539%	7/1/25	50	52
	Washington GO	5.090%	8/1/33	250	295
	Washington GO	5.140%	8/1/40	150	179
	Washington University Revenue	3.086%	9/15/51	100	83
[16]	Wisconsin GO	5.700%	5/1/26	75	87
Total Taxable Municipal Bonds (Cost $25,816)					29,131

				Shares
Temporary Cash Investment (2.4%)
Money Market Fund (2.4%)
[17]	Vanguard Market Liquidity Fund
	(Cost $71,769)	0.823% 717,698			71,777
Total Investments (101.8%) (Cost $3,018,006) 3,039,294

Vanguard Total Bond Market Index Portfolio

Amount
($000)
Other Assets and Liabilities (-1.8%)
Other Assets
Investment in Vanguard	225
Receivables for Investment Securities Sold	27,723
Receivables for Accrued Income	18,637
Receivables for Capital Shares Issued	4,069
Other Assets	1,270
Total Other Assets	51,924
Liabilities
Payables for Investment Securities Purchased	(99,599)
Payables for Capital Shares Redeemed	(3,692)
Payables to Vanguard	(2,540)
Other Liabilities	(248)
Total Liabilities	(106,079)
Net Assets (100%)
Applicable to 253,606,011 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	2,985,139
Net Asset Value Per Share	$11.77

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	2,885,663
Undistributed Net Investment Income	68,722
Accumulated Net Realized Gains	9,466
Unrealized Appreciation (Depreciation)	21,288
Net Assets	2,985,139

• See Note A in Notes to Financial Statements.
1 Securities with a value of $504,000 have been segregated as collateral for certain open To Be Announced (TBA) transactions.
2 U.S. government-guaranteed.
3 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
4 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the Federal Housing Finance Agency and it receives capital from the U.S.
Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
5 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
6 Includes securities purchased on a when-issued or delayed-delivery basis for which the portfolio has not taken delivery as of December 31, 2016.
7 Adjustable-rate security.
8 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2016, the aggregate value of these securities was $14,882,000, representing 0.5% of net assets.
9 Guaranteed by the Government of Canada.
10 Guaranteed by the Government of Japan.
11 Guaranteed by the Federal Republic of Germany.
12 Guaranteed by the Republic of Austria.
13 Guaranteed by the Republic of the Philippines.
14 Scheduled principal and interest payments are guaranteed by National Public Finance Guarantee Corp.
15 Scheduled principal and interest payments are guaranteed by AMBAC. (Ambac Assurance Corporation).
16 Scheduled principal and interest payments are guaranteed by AGM (Assured Guaranty Municipal Corporation).
17 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
COP—Certificate of Participation.
GO—General Obligation Bond.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Interest[1]	76,804
Total Income	76,804
Expenses
The Vanguard Group—Note B
Investment Advisory Services	316
Management and Administrative	3,274
Marketing and Distribution	624
Custodian Fees	169
Auditing Fees	82
Shareholders’ Reports	41
Trustees’ Fees and Expenses	2
Total Expenses	4,508
Net Investment Income	72,296
Realized Net Gain (Loss)
Investment Securities Sold[1]	9,982
Futures Contracts	(3)
Realized Net Gain (Loss)	9,979
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	(12,471)
Net Increase (Decrease) in Net Assets
Resulting from Operations	69,804
1 Interest income and realized net gain (loss) from an affiliated company of the portfolio were $611,000 and $4,000, respectively.

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	72,296	66,685
Realized Net Gain (Loss)	9,979	7,989
Change in Unrealized Appreciation (Depreciation)	(12,471)	(68,439)
Net Increase (Decrease) in Net Assets Resulting from Operations	69,804	6,235
Distributions
Net Investment Income	(66,607)	(60,234)
Realized Capital Gain[1]	(7,935)	(11,294)
Total Distributions	(74,542)	(71,528)
Capital Share Transactions
Issued	576,972	559,680
Issued in Lieu of Cash Distributions	74,542	71,528
Redeemed	(460,888)	(385,816)
Net Increase (Decrease) from Capital Share Transactions	190,626	245,392
Total Increase (Decrease)	185,888	180,099
Net Assets
Beginning of Period	2,799,251	2,619,152
End of Period[2]	2,985,139	2,799,251
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $1,202,000 and $6,644,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $68,722,000 and $63,033,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.79	$12.07	$11.73	$12.46	$12.43
Investment Operations
Net Investment Income	.283	.276	.281	.305	.301
Net Realized and Unrealized Gain (Loss)
on Investments	.007	(.233)	.397	(.580)	.183
Total from Investment Operations	.290	.043	.678	(.275)	.484
Distributions
Dividends from Net Investment Income	(.277)	(.272)	(.295)	(.315)	(.341)
Distributions from Realized Capital Gains	(.033)	(.051)	(.043)	(.140)	(.113)
Total Distributions	(.310)	(.323)	(.338)	(.455)	(.454)
Net Asset Value, End of Period	$11.77	$11.79	$12.07	$11.73	$12.46

Total Return	2.47%	0.33%	5.89%	-2.29%	4.02%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,985	$2,799	$2,619	$2,305	$2,666
Ratio of Total Expenses to Average Net Assets	0.15%	0.15%	0.19%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.41%	2.43%	2.47%	2.36%	2.49%
Portfolio Turnover Rate[1]	104%	149%	118%	106%	105%
1 Includes 33%, 61%, 61%, 69%, and 66% attributable to mortgage-dollar-roll activity.

See accompanying Notes, which are an integral part of the Financial Statements.

Vanguard Total Bond Market Index Portfolio

Notes to Financial Statements

Vanguard Total Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts. Certain of the portfolio’s investments are in corporate debt instruments; the issuers’ abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds and temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Structured debt securities, including mortgages and asset-backed securities, are valued using the latest bid prices or using valuations based on a matrix system that considers such factors as issuer, tranche, nominal or option-adjusted spreads, weighted average coupon, weighted average maturity, credit enhancements, and collateral. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the portfolio’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The portfolio uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the portfolio and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the portfolio trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the portfolio’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended December 31, 2016, the portfolio’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The portfolio had no open futures contracts at December 31, 2016.

3. To Be Announced (TBA) Transactions: A TBA transaction is an agreement to buy or sell mortgage-backed securities with agreed-upon characteristics (face amount, coupon, maturity) for settlement at a future date. The portfolio may be a seller of TBA transactions to reduce its exposure to the mortgage-backed securities market or in order to sell mortgage-backed securities it owns under delayed-delivery arrangements. When the portfolio is a buyer of TBA transactions, it maintains cash or short-term investments in an amount sufficient to meet the purchase price at the settlement date of the TBA transaction. The primary risk associated with TBA transactions is that a counterparty may default on its obligations. The portfolio mitigates its counterparty risk by, among other things, performing a credit analysis of counterparties, allocating transactions among numerous counterparties, and monitoring its exposure to each counterparty. The portfolio may also enter into a Master Securities Forward Transaction Agreement (MSFTA) with certain counterparties and require them to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the portfolio cannot be repledged, resold, or rehypothecated. Under an MSFTA, upon a counterparty default (including bankruptcy), the portfolio may terminate any TBA transactions with

Vanguard Total Bond Market Index Portfolio

that counterparty, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the portfolio under the master netting arrangements.

4. Mortgage Dollar Rolls: The portfolio enters into mortgage-dollar-roll transactions, in which the portfolio sells mortgage-backed securities to a dealer and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are typically invested in high-quality short-term fixed income securities. The portfolio forgoes principal and interest paid on the securities sold, and is compensated by interest earned on the proceeds of the sale and by a lower price on the securities to be repurchased. The portfolio has also entered into mortgage-dollar-roll transactions in which the portfolio buys mortgage-backed securities from a dealer pursuant to a TBA transaction and simultaneously agrees to sell similar securities in the future at a predetermined price. The securities bought in mortgage-dollar-roll transactions are used to cover an open TBA sell position. The portfolio continues to earn interest on mortgage-backed security pools already held and receives a lower price on the securities to be sold in the future. The portfolio accounts for mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the portfolio’s portfolio turnover rate. Amounts to be received or paid in connection with open mortgage dollar rolls are included in Receivables for Investment Securities Sold or Payables for Investment Securities Purchased in the Statement of Net Assets.

5. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and included in Management and Administrative expenses on the portfolio’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

8. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the portfolio’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the portfolio may invest up to 0.40% of its net assets as capital in Vanguard. At December 31, 2016, the portfolio had contributed to Vanguard capital in the amount of $225,000, representing 0.01% of the portfolio’s net assets and 0.09% of Vanguard’s capitalization. The portfolio’s trustees and officers are also directors and employees, respectively, of Vanguard.

Vanguard Total Bond Market Index Portfolio

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the portfolio’s investments as of December 31, 2016, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	1,862,992	—
Asset-Backed/Commercial Mortgage-Backed Securities	—	85,367	—
Corporate Bonds	—	841,022	—
Sovereign Bonds	—	149,005	—
Taxable Municipal Bonds	—	29,131	—
Temporary Cash Investments	71,777	—	—
Total	71,777	2,967,517	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $72,498,000 of ordinary income and $8,012,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $3,018,006,000. Net unrealized appreciation of investment securities for tax purposes was $21,288,000, consisting of unrealized gains of $55,659,000 on securities that had risen in value since their purchase and $34,371,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended December 31, 2016, the portfolio purchased $327,111,000 of investment securities and sold $238,268,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $2,959,184,000 and $2,846,292,000, respectively.

F. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	48,186	46,908
Issued in Lieu of Cash Distributions	6,360	6,016
Redeemed	(38,464)	(32,427)
Net Increase (Decrease) in Shares Outstanding	16,082	20,497

At December 31, 2016, one shareholder, an insurance company separate account whose holdings in the portfolio represent the indirect investment of Vanguard Variable Annuity contract holders, was the record or beneficial owner of 49% of the portfolio’s net assets. If the shareholder were to redeem its investment in the portfolio, the redemption might result in an increase in the portfolio’s expense ratio or cause the portfolio to incur higher transaction costs.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

Vanguard Total Bond Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Bond Market Index Portfolio: In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Bond Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard Total
Bond Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $6,733,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

Vanguard Total Bond Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A portfolio’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the portfolio for buying and selling securities. The portfolio’s expense ratio does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Bond Market Index Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$971.92	$0.74
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.38	0.76

1 The calculations are based on expenses incurred in the most recent six-month period. The portfolio’s annualized six-month expense ratio for that period is 0.15%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/366).

Vanguard Total Bond Market Index Portfolio

Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is not sponsored, endorsed, issued, sold, or promoted by Barclays Risk Analytics and Index Solutions Limited or any of its
affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio
or any member of the public regarding the advisability of investing in securities generally or in Vanguard Variable Insurance Fund Total Bond Market Index Portfolio particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio with respect to any person or entity. Barclays’ only relationship to Vanguard and Vanguard Variable Insurance Fund Total Bond Market Index Portfolio is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or Vanguard Variable Insurance Fund Total Bond Market Index Portfolio or any owners or purchasers of Vanguard
Variable Insurance Fund Total Bond Market Index Portfolio. Barclays has no obligation to take the needs of Vanguard, Vanguard Variable Insurance Fund Total Bond Market Index Portfolio, or
the owners of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of Vanguard Variable Insurance Fund Total Bond Market Index Portfolio.

BARCLAYS SHALL HAVE NO LIABILITY TO THIRD PARTIES FOR THE QUALITY, ACCURACY, AND/OR COMPLETENESS OF THE INDEX OR ANY DATA INCLUDED THEREIN OR FOR
INTERRUPTIONS IN THE DELIVERY OF THE INDEX. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF VANGUARD VARIABLE
INSURANCE FUND TOTAL BOND MARKET INDEX PORTFOLIO OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION
WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE
CALCULATION OR PUBLICATION OF THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR
ANY INCORRECT, DELAYED, OR INTERRUPTED PUBLICATION WITH RESPECT TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE FLOAT ADJUSTED INDEX. BARCLAYS MAKES NO EXPRESS
OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX
OR ANY DATA INCLUDED THEREIN. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY INDIRECT OR CONSEQUENTIAL DAMAGES RESULTING
FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN.

©2017 Barclays. Used with Permission.

Source: Barclays Global Family of Indices. Copyright 2017, Barclays. All rights reserved.

Vanguard® Total Stock Market Index Portfolio

U.S. stocks posted solid returns in 2016 as the economy continued to slowly grow, corporate earnings improved, and investors were optimistic later in the year that President-elect Trump’s policies would result in further economic expansion.

For the year ended December 31, 2016, Vanguard Total Stock Market Index Portfolio returned 12.56%, in line with its target index and more than 2 percentage points ahead of the average return of its peers.

The table below shows the returns of your portfolio and its comparative standards for the year. For additional perspective, we also present their annualized returns for the past ten years.

As a “fund of funds,” the Total Stock Market Index Portfolio seeks to capture the returns of its target benchmark by investing about 80% of its assets in the Equity Index Portfolio of Vanguard Variable Insurance Fund and about 20% in Vanguard Extended Market Index Fund. Because of the Equity Index Portfolio’s heavy weighting, you may wish to review that portfolio’s financial statements, which are included with this report.

Please note that the portfolio returns in Vanguard Variable Insurance Fund are different from those in Vanguard Variable Annuity (and other plans that invest in the fund), which take into account insurance-related expenses.

A wide variety of sectors registered robust returns

Vanguard Total Stock Market Index Portfolio offers investors exposure to every segment of the U.S. equity market. Stocks of all sizes, styles, and sectors are represented. For the fiscal year, the portfolio received its greatest boost from small-capitalization stocks. The Extended Market Index Fund, which focuses on small- and mid-cap stocks, returned 15.99% for Investor Shares, while the Equity Index Portfolio, which concentrates on large-cap stocks, returned 11.81%.

Financial stocks lifted the portfolio as the anticipation of short-term interest rate hikes by the Federal Reserve, the improving economy, and the rising stock market contributed to the sector’s overall strength. Banks, asset managers, consumer finance firms, and insurance companies enjoyed significant returns.

Another source of strength was information technology. Communications equipment, internet, IT services, semiconductors, software, and hardware stocks all played a role in the sector’s strong showing.

The rebound in oil prices helped energy stocks to significant returns. Industrials, materials, utilities, and telecommunication services stocks also produced meaningful results. Returns were more modest for consumer and real estate companies.

Health care stocks, the only negative performer, stumbled as observers voiced concerns about rising health care costs and investors mulled the possibility that increased government regulation of prices could dim profits. Biotechnology companies, and to a lesser degree pharmaceuticals, suffered the most.

Tight tracking prevailed during the previous decade

For the decade ended December 31, 2016, the Total Stock Market Index Portfolio recorded an average annual return of 6.99%. This result tightly tracked the portfolio’s target index, which has no transaction costs or operating expenses, and exceeded the average annual return of its peers by more than 1 percentage point.

First and foremost, the portfolio’s objective is to track the index closely, and its success in doing so is a testament to the expertise and experience of the portfolio’s advisor, Vanguard Equity Index Group. This group of professionals uses well-honed portfolio construction and trading methodologies that have allowed Vanguard to provide effective index tracking regardless of the market’s volatility or direction. The portfolio has also benefited from its low costs, which help close the gap between the index’s results and your returns.

Total Returns
		Ten Years Ended
		December 31, 2016
	Year Ended	Average
	December 31, 2016	Annual Return
Vanguard Total Stock Market Index Portfolio	12.56%	6.99%
S&P Total Market Index	12.65	7.07
Variable Insurance Multi-Cap Core Funds Average[1]	10.28	5.31
The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-
end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Portfolio Compared With Its Peer Group
Variable Insurance
	Acquired Fund	Multi-Cap
	Fees and	Core Funds
	Expenses[2]	Average[3]
Total Stock Market Index Portfolio	0.16%	0.81%

1 Derived from data provided by Lipper, a Thomson Reuters Company.
2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired”
funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2016, the acquired fund fees and expenses were 0.16%.
3 The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2015.

1

Vanguard Total Stock Market Index Portfolio

Portfolio Profile
As of December 31, 2016

Total Portfolio Characteristics

Yield[1]	2.0%
Acquired Fund Fees and Expenses[2]	0.16%

Volatility Measures
Portfolio Versus
Target Index[3]
R-Squared	1.00
Beta	1.00

Allocation to Underlying Funds

Vanguard Variable Insurance Fund Equity
Index Portfolio	81.6%
Vanguard Extended Market Index Fund	18.4

Investment Focus

30-Day SEC Yield. A portfolio’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the portfolio’s security holdings in the previous 30 days are used to calculate the portfolio’s hypothetical net income for that period, which is then annualized and divided by the portfolio’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the portfolio’s actual experience. As a result, the portfolio’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Portfolios that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a portfolio’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a portfolio with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the portfolio and the index.

R-Squared. A measure of how much of a portfolio’s past returns can be explained by the returns from the market in general, as measured by a given index. If a portfolio’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the portfolio’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the portfolio and the index.

1 30-day SEC yield.

2 This figure—drawn from the prospectus dated April 29, 2016—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the “acquired” funds) in which the Total Stock Market Index Portfolio invests. The Total Stock Market Index Portfolio does not charge any expenses or fees of its own. For the fiscal year ended December 31, 2016, the acquired fund fees and expenses were 0.16%. 3 S&P Total Market Index.

2

Vanguard Total Stock Market Index Portfolio

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the portfolio. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on portfolio distributions or on the sale of portfolio shares. Nor do the returns reflect fees and expenses associated with the annuity or life insurance program through which a shareholder invests. If these fees and expenses were included, the portfolio’s returns would be lower.

Cumulative Performance: December 31, 2006–December 31, 2016
Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended December 31, 2016			of a $10,000
	One Year	Five Years	Ten Years	Investment
Total Stock Market Index Portfolio	12.56%	14.49%	6.99%	$19,647
S&P Total Market Index	12.65	14.61	7.07	19,808
Variable Insurance Multi-Cap Core
Funds Average[1]	10.28	11.64	5.31	16,772

Fiscal Year Total Returns (%): December 31, 2006–December 31, 2016

1 Derived from data provided by Lipper, a Thomson Reuters Company.
See Financial Highlights for dividend and capital gains information.

3

Vanguard Total Stock Market Index Portfolio

Financial Statements

Statement of Net Assets
As of December 31, 2016

The portfolio reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the portfolio’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the portfolio files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the portfolio’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Funds (100.0%)
Vanguard Variable Insurance Fund - Equity Index Portfolio	39,739,676	1,415,925
Vanguard Extended Market Index Fund Investor Shares	4,392,338	319,586
		1,735,511
Total Investment Companies (Cost $1,474,743)		1,735,511
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.823% (Cost $606)	6,065	607
Total Investments (100.0%) (Cost $1,475,349)		1,736,118
Other Assets and Liabilities (0.0%)
Other Assets		1,811
Liabilities		(2,780)
		(969)
Net Assets (100%)
Applicable to 50,890,081 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		1,735,149
Net Asset Value Per Share		$34.10

		Amount
		($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value—Affiliated Vanguard Funds		1,736,118
Receivables for Capital Shares Issued		1,811
Total Assets		1,737,929
Liabilities
Payables for Investment Securities Purchased		1,466
Payables for Capital Shares Redeemed		1,314
Total Liabilities		2,780
Net Assets		1,735,149

At December 31, 2016, net assets consisted of:
Amount
($000)
Paid-in Capital	1,340,553
Undistributed Net Investment Income	35,807
Accumulated Net Realized Gains	98,020
Unrealized Appreciation (Depreciation)	260,769
Net Assets	1,735,149

• See Note A in Notes to Financial Statements.
1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

4

Vanguard Total Stock Market Index Portfolio

Statement of Operations

Year Ended
December 31, 2016
($000)
Investment Income
Income
Income Distributions Received
from Affiliated Funds	36,087
Net Investment Income—Note B	36,087
Realized Net Gain (Loss)
Capital Gain Distributions Received
from Affiliated Funds	25,902
Affiliated Investment Securities Sold	72,139
Realized Net Gain (Loss)	98,041
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	68,662
Net Increase (Decrease) in Net Assets
Resulting from Operations	202,790

Statement of Changes in Net Assets

	Year Ended December 31,
	2016	2015
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,087	25,594
Realized Net Gain (Loss)	98,041	66,824
Change in Unrealized Appreciation (Depreciation)	68,662	(87,522)
Net Increase (Decrease) in Net Assets Resulting from Operations	202,790	4,896
Distributions
Net Investment Income	(25,627)	(21,231)
Realized Capital Gain[1]	(66,820)	(53,936)
Total Distributions	(92,447)	(75,167)
Capital Share Transactions
Issued	161,193	225,941
Issued in Lieu of Cash Distributions	92,447	75,167
Redeemed	(327,701)	(160,713)
Net Increase (Decrease) from Capital Share Transactions	(74,061)	140,395
Total Increase (Decrease)	36,282	70,124
Net Assets
Beginning of Period	1,698,867	1,628,743
End of Period[2]	1,735,149	1,698,867
1 Includes fiscal 2016 and 2015 short-term gain distributions totaling $741,000 and $834,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $35,807,000 and 25,347,000.

See accompanying Notes, which are an integral part of the Financial Statements.

5

Vanguard Total Stock Market Index Portfolio

Financial Highlights

For a Share Outstanding	Year Ended December 31,
Throughout Each Period	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$32.06	$33.46	$32.01	$25.32	$23.63
Investment Operations
Net Investment Income	.710	.480	.506[1]	.454	.442
Capital Gain Distributions Received	.478	.672	.462[1]	.560	.858
Net Realized and Unrealized Gain (Loss)
on Investments	2.598	(1.019)	2.717	7.116	2.488
Total from Investment Operations	3.786	.133	3.685	8.130	3.788
Distributions
Dividends from Net Investment Income	(.484)	(.433)	(.450)	(.435)	(.428)
Distributions from Realized Capital Gains	(1.262)	(1.100)	(1.785)	(1.005)	(1.670)
Total Distributions	(1.746)	(1.533)	(2.235)	(1.440)	(2.098)
Net Asset Value, End of Period	$34.10	$32.06	$33.46	$32.01	$25.32

Total Return	12.56%	0.37%	12.29%	33.28%	16.33%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,735	$1,699	$1,629	$1,209	$903
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.16%	0.16%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to
Average Net Assets	2.10%	1.53%	1.61%	1.62%	1.83%
Portfolio Turnover Rate	9%	5%	9%	17%	8%
1 Calculated based on average shares outstanding.

See accompanying Notes, which are an integral part of the Financial Statements.

6

Vanguard Total Stock Market Index Portfolio

Notes to Financial Statements

Vanguard Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds, is registered under the Investment Company Act of 1940 as an open-end investment company. The portfolio seeks to match the return of its target index by investing in selected Vanguard funds and portfolios. Financial statements and other information about each underlying fund and portfolio are available on vanguard.com. The portfolio’s shares are only available for purchase by separate accounts of insurance companies as investments for variable annuity plans, variable life insurance contracts, or other variable benefit insurance contracts.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The portfolio consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the portfolio’s tax positions taken for all open federal income tax years (December 31, 2013–2016), and has concluded that no provision for federal income tax is required in the portfolio’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Credit Facility: The portfolio and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the portfolio’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the portfolio’s board of trustees and borne by the funds in which the portfolio invests (see Note B). Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The portfolio had no borrowings outstanding at December 31, 2016, or at any time during the period then ended.

5. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the portfolio, Vanguard furnishes to the portfolio investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the portfolio based on methods and guidelines approved by the board of trustees. The FSA provides that expenses otherwise allocable to Vanguard funds-of-funds may be reduced or eliminated to the extent of savings realized by the underlying Vanguard funds by virtue of being part of a fund-of-funds. Accordingly, all expenses for services provided by Vanguard to the portfolio and all other expenses incurred by the portfolio during the period ended December 31, 2016, were borne by the underlying Vanguard funds in which the portfolio invests. The portfolio’s trustees and officers are also trustees and officers, respectively, of the underlying Vanguard funds, as well as directors and employees, respectively, of Vanguard.

C. Various inputs may be used to determine the value of the portfolio’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the portfolio’s own assumptions used to determine the fair value of investments).

At December 31, 2016, 100% of the market value of the portfolio’s investments was determined based on Level 1 inputs.

7

Vanguard Total Stock Market Index Portfolio

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

For tax purposes, at December 31, 2016, the portfolio had $35,995,000 of ordinary income and $97,832,000 of long-term capital gains available for distribution.

At December 31, 2016, the cost of investment securities for tax purposes was $1,475,349,000. Net unrealized appreciation of investment securities for tax purposes was $260,769,000, consisting entirely of unrealized gains on securities that had risen in value since their purchase.

E. Capital shares issued and redeemed were:

	Year Ended December 31,
	2016	2015
	Shares	Shares
	(000)	(000)
Issued	5,075	6,892
Issued in Lieu of Cash Distributions	3,083	2,330
Redeemed	(10,253)	(4,912)
Net Increase (Decrease) in Shares Outstanding	(2,095)	4,310

F. Transactions during the period in affiliated underlying Vanguard funds were as follows:

			Current Period Transactions
	Dec. 31,		Proceeds			Dec. 31,
	2015		from			2016
	Market	Purchases	Securities	Distributions	Capital Gain	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Vanguard Extended Market
Index Fund	315,877	24,559	61,703	4,377	—	319,586
Vanguard Market Liquidity Fund	—	NA1	NA1	1	—	607
Vanguard Variable Insurance
Fund – Equity Index Portfolio	1,382,988	122,793	189,803	31,709	25,902	1,415,925
Total	1,698,865	147,352	251,506	36,087	25,902	1,736,118
1 Not applicable—purchases and sales are for temporary cash investment purposes.

G. Management has determined that no material events or transactions occurred subsequent to December 31, 2016, that would require recognition or disclosure in these financial statements.

8

Vanguard Total Stock Market Index Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Variable Insurance Funds and the Shareholders of Total Stock Market Index Portfolio: In our opinion, the accompanying statement of net assets and statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Total Stock Market Index Portfolio (constituting a separate portfolio of Vanguard Variable Insurance Funds, hereafter referred to as the “Portfolio”) at December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2016 by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 13, 2017

Special 2016 tax information (unaudited) for corporate shareholders only for Vanguard
Total Stock Market Index Portfolio, a portfolio of Vanguard Variable Insurance Funds

This information for the fiscal year ended December 31, 2016, is included pursuant to provisions of the Internal Revenue Code for corporate shareholders only.

The portfolio distributed $66,080,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For corporate shareholders, 89.4% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

9

Vanguard Total Stock Market Index Portfolio

About Your Portfolio’s Expenses

As a shareholder of the portfolio, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a portfolio’s gross income, directly reduce the investment return of the portfolio.

A typical portfolio’s expenses are expressed as a percentage of its average net assets. The Total Stock Market Index Portfolio has no direct expenses, but bears its proportionate share of the expenses of the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your portfolio and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for the Total Stock Market Index Portfolio.

The accompanying table illustrates your portfolio’s costs in two ways:

• Based on actual portfolio return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the portfolio’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the portfolio. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your portfolio under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your portfolio’s costs with those of other mutual funds. It assumes that the portfolio had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the portfolio’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your portfolio’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only. The portfolio’s expense figure does not reflect additional fees and expenses associated with the annuity or life insurance program through which you invest.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the portfolio’s expenses in the Financial Statements section. For additional information on operating expenses and other shareholder costs, please refer to the prospectus.

Six Months Ended December 31, 2016
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Total Stock Market Index Portfolio	6/30/2016	12/31/2016	Period[1]
Based on Actual Portfolio Return	$1,000.00	$1,087.37	$0.84
Based on Hypothetical 5% Yearly Return	1,000.00	1,024.33	0.81

1 The calculations are based on the Total Stock Market Index Portfolio’s acquired fund fees and expenses for the most recent six-month period. The Total Stock Market Index Portfolio’s annualized expense figure for that period is 0.16%. The dollar amounts shown as “Expenses Paid” are equal to the annualized average weighted expense ratio for the underlying funds, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the recent 12-month period (184/366).

10

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 198 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee1 F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Director of The Vanguard Group since 2008; Chief Executive Officer and President of The Vanguard Group, and of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995–2008).

IndependentTrustees Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Tyco International plc (diversified manufacturing and services), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center; Chair of the Presidential Commission for the Study of Bioethical Issues.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Chief Global Diversity Officer (retired 2008) and

Member of the Executive Committee (1997–2008) of Johnson & Johnson (pharmaceuticals/medical devices/consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), and of Oxfam America; Director of SKF AB (industrial machinery), Hyster-Yale Materials Handling, Inc. (forklift trucks), the Lumina Foundation for Education, and the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Director of the Dow Chemical Company; Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, and the Investment Advisory Committee of Major League Baseball; Board Member of TIFF Advisory Services, Inc., and Catholic Investment Services, Inc. (investment advisors).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Managing Partner of HighVista Strategies LLC (private investment firm); Director of Rand Merchant Bank; Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Advisory Board of the Norris Cotton Cancer Center.

Executive Officers Glenn Booraem

Born 1967. Treasurer Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Controller of each of the investment companies served by The Vanguard Group (2010–2015); Assistant Controller of each of the investment companies served by The Vanguard Group (2001–2010).

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Head of Global Fund Accounting at The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Vanguard Senior Management Team
Mortimer J. Buckley	Thomas M. Rampulla
Martha G. King	Glenn W. Reed
John T. Marcante	Karin A. Risi
Chris D. McIsaac	Michael Rollings
James M. Norris

Chairman Emeritus and Senior Advisor
John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447

Annuity and Insurance Services > 800-522-5555

Institutional Investor Services > 800-523-1036

Text Telephone for People
Who Are Deaf or Hard of Hearing > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or
by calling Vanguard at 800-662-2739. The guidelines
are also available from the SEC’s website, sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either vanguard.com/proxyreporting or sec.gov.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can review and copy information about your portfolio
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your portfolio is also
available on the SEC’s website, and you can receive copies
of this information, for a fee, by sending a request in either of two ways: via e-mail addressed to publicinfo@sec.gov
or via regular mail addressed to the Public Reference
Section, Securities and Exchange Commission,
Washington, DC 20549-1520.

The funds or securities referred to herein that are
offered by The Vanguard Group and track an MSCI
index are not sponsored, endorsed, or promoted by
MSCI, and MSCI bears no liability with respect to any
such funds or securities. For such funds or securities,
the prospectus or the Statement of Additional
Information contains a more detailed description
of the limited relationship MSCI has with The
Vanguard Group.

CFA® is a trademark owned by CFA Institute.

The S&P 500 Index is a product of S&P Dow Jones
Indices LLC (“SPDJI”), and has been licensed for
use by Vanguard. Standard & Poor’s® and S&P®
are registered trademarks of Standard & Poor’s
Financial Services LLC (“S&P”); Dow Jones® is
a registered trademark of Dow Jones Trademark
Holdings LLC (“Dow Jones”); S&P® and S&P 500®
are trademarks of S&P; and these trademarks have
been licensed for use by SPDJI and sublicensed for
certain purposes by Vanguard. Vanguard’s product(s)
are not sponsored, endorsed, sold or promoted by
SPDJI, Dow Jones, S&P, or their respective affiliates
and none of such parties make any representation
regarding the advisability of investing in such
product(s) nor do they have any liability for any
errors, omissions, or interruptions of the
S&P 500 Index.

© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.
Q690 022017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended December 31, 2016: $535,000
Fiscal Year Ended December 31, 2015: $539,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended December 31, 2016: $9,629,849
Fiscal Year Ended December 31, 2015: $7,000,200

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended December 31, 2016: $2,717,627
Fiscal Year Ended December 31, 2015: $2,899,096

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended December 31, 2016: $254,050
Fiscal Year Ended December 31, 2015: $353,389

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended December 31, 2016: $214,225
Fiscal Year Ended December 31, 2015: $202,313

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended December 31, 2016: $468,275
Fiscal Year Ended December 31, 2015: $555,702

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: February 16, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD VARIABLE INSURANCE FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: February 16, 2017
VANGUARD VARIABLE INSURANCE FUNDS
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: February 16, 2017

* By: /s/ Anne E. Robinson

Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.